UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-04149
                                   ---------

                      FRANKLIN TAX-FREE TRUST
                      -----------------------
        (Exact name of registrant as specified in charter)

           ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       (Address of principal executive offices) (Zip code)

   CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
   --------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 2/28
                         ----

Date of reporting period: 2/28/06
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           FEBRUARY 28, 2006
--------------------------------------------------------------------------------

                                              Franklin Florida Insured
                                              Tax-Free Income Fund

                                              Franklin Insured
                                              Tax-Free Income Fund

                                              Franklin Massachusetts Insured
                                              Tax-Free Income Fund

                                              Franklin Michigan Insured
                                              Tax-Free Income Fund

                                              Franklin Minnesota Insured
                                              Tax-Free Income Fund

                                              Franklin Ohio Insured
                                              Tax-Free Income Fund

--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER               TAX-FREE INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ....................................................     1

SPECIAL FEATURE:

Understanding Interest Rates ..........................................     4

ANNUAL REPORT

Municipal Bond Market Overview ........................................     7

Investment Strategy and Manager's Discussion ..........................     9

Franklin Florida Insured Tax-Free Income Fund .........................    10

Franklin Insured Tax-Free Income Fund .................................    16

Franklin Massachusetts Insured Tax-Free Income Fund ...................    24

Franklin Michigan Insured Tax-Free Income Fund ........................    32

Franklin Minnesota Insured Tax-Free Income Fund .......................    41

Franklin Ohio Insured Tax-Free Income Fund ............................    49

Financial Highlights and Statements of Investments ....................    59

Financial Statements ..................................................   122

Notes to Financial Statements .........................................   131

Report of Independent Registered Public Accounting Firm ...............   144

Tax Designation .......................................................   145

Board Members and Officers ............................................   146

Shareholder Information ...............................................   152

--------------------------------------------------------------------------------


Annual Report

Municipal Bond Market Overview

For the year ended February 28, 2006, the municipal bond market performed comparatively well as the fixed income markets continued to face a tightening Federal Reserve Board (Fed) policy, volatile oil prices, increased inflation expectations, concerns about the dollar, mixed economic releases and the aftermath of Hurricanes Katrina and Rita. In the recent interest rate environment, municipal bonds, which have domestic tax advantages, outperformed U.S. Treasury bonds. The Lehman Brothers Municipal Bond Index returned +3.87% for the period, while the Lehman Brothers U.S. Treasury Index returned
+2.73%. 1

During the reporting period, longer-term yields generally declined while shorter-term yields increased as the Fed followed its tightening policy and raised the federal funds target rate from 2.50% to 4.50%. Demand persisted from foreign and domestic buyers who continued to buy intermediate- and longer-term Treasury bonds as they sought relatively higher yields and expected inflation to remain fairly contained. Throughout much of the reporting period, rising short-term rates and declining longer-term rates resulted in a flattening of the yield curve (the spread between yields of short-term and long-term bonds). Toward the end of December, shorter- and intermediate-term interest rates began to converge and eventually the Treasury yield curve inverted, meaning short-term rates grew higher than those on longer-maturity bonds. Over the 12-month reporting period, 2-year Treasury yields increased 110 basis points (100 basis points equal one percentage point), while 10-year Treasury yields rose 19 basis points and 30-year Treasury yields declined 21 basis points. On February 28, 2006, the 2-year Treasury note yielded 4.69%, the 10-year Treasury note yielded 4.55% and the 30-year Treasury bond

1. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.


                                                               Annual Report | 7
yielded 4.51%. The municipal yield curve also flattened over the reporting period but remained steeper than the Treasury curve. According to Municipal Market Data, the 2-year municipal note yield rose 85 basis points and the 10-year increased 10 basis points, while 30-year municipal yields decreased 21 basis points during the period. 2 Consequently, long-maturity municipal bonds continued to perform comparatively well.

Motivated by a relatively low interest rate environment, along with expectations that rates might continue to rise, municipal bond issuers actively refunded higher yielding outstanding debt and accessed the debt market to finance capital needs. As a result, the municipal bond market had record issuance with more than $408 billion in new deals nationally for 2005. 3 Refunding deals represented more than $130 billion. 3 Just as homebuyers seek to lower their mortgage rates, municipalities tend to borrow more when interest rates are low. So far in 2006, supply has been lighter than in the first two months of 2005. Demand for municipal bonds remained strong over the Funds' fiscal year as investors found municipal bonds' taxable equivalent yields attractive. Healthy demand came from a wide range of traditional buyers such as mutual funds, individuals, and property and casualty companies, and also from nontraditional crossover participants. Crossover buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive, as they were during the reporting period. This broad base of buyers and tight bond supply supported the municipal bond market.

2.    Source: Thomson Financial.

3.    Source: THE BOND BUYER.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


8 | Annual Report

Investment Strategy and
Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a relatively steep municipal yield curve compared to Treasuries favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 9

Franklin Florida Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Florida Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax and Florida intangibles tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in insured Florida municipal securities. 2 In addition, the Fund's shares are generally free from Florida's annual intangibles tax.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS 3

Franklin Florida Insured
Tax-Free Income Fund - Class A

--------------------------------------------------------------------------------
MONTH                                                         DIVIDEND PER SHARE
--------------------------------------------------------------------------------
March                                                                3.84 cents
--------------------------------------------------------------------------------
April                                                                3.84 cents
--------------------------------------------------------------------------------
May                                                                  3.84 cents
--------------------------------------------------------------------------------
June                                                                 3.84 cents
--------------------------------------------------------------------------------
July                                                                 3.84 cents
--------------------------------------------------------------------------------
August                                                               3.84 cents
--------------------------------------------------------------------------------
September                                                            3.84 cents
--------------------------------------------------------------------------------
October                                                              3.84 cents
--------------------------------------------------------------------------------
November                                                             3.80 cents
--------------------------------------------------------------------------------
December                                                             3.80 cents
--------------------------------------------------------------------------------
January                                                              3.80 cents
--------------------------------------------------------------------------------
February                                                             3.80 cents
================================================================================
TOTAL                                                                45.92 CENTS
--------------------------------------------------------------------------------

This annual report for Franklin Florida Insured Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $10.80 on February 28, 2005, to $10.74 on February 28, 2006. The Fund's Class A shares paid dividends totaling 45.92 cents per share for the reporting period. 3 The Performance Summary beginning on page 12 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.01%. An investor in the 2006 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.17% from a taxable investment to match the Fund's Class A tax-free distribution rate.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Florida's economic growth continued to strengthen despite the recent active hurricane season. The state has a solid and competitive position in the south-

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 60.


10 | Annual Report
east. Additionally, Florida's service-based economy continued to outpace the nation's in terms of employment, population and gross state product. As of February 2006, the unemployment rate was 3.2%, considerably lower than the 4.8% U.S. rate. 4

The state experienced surging revenues, and fiscal year 2006 revenues were projected to be $1.7 billion above the original forecast. 5 All of Florida's major revenue sources contributed to the upward revision. The most significant increases came from documentary stamp taxes (reflecting robust real estate activity), the sales tax (bolstered by positive demographic trends), hurricane-related reconstruction, business spending, inflation, and corporate income taxes (from higher corporate profits).

However, the state's debt burden grew steadily as Florida confronted the demands of a growing population. High population growth, which gave strength to the state's economy, also put pressure on government services for education, corrections, transportation, and health and human services. Florida's debt ratios were above national medians but still moderate, with net tax-supported debt at 3.4% of personal income and debt per capita at $1,003, compared with 50-state medians of 2.4% and $703 in 2005. 6

Based on the state's better-than-expected revenue performance, strong budget reserves and conservative budget management practices, independent credit rating agency Standard & Poor's assigned Florida's general obligation bonds its highest rating of AAA with a stable outlook. 7

MANAGER'S DISCUSSION

We used various strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Florida Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

4.    Source: Bureau of Labor Statistics.

5. Source: Standard & Poor's, "Research: Summary: Florida; Tax Secured, General Obligation," RATINGSDIRECT, 1/18/06.

6.    Source: Moody's Investors Service, "New Issue: Florida (State of),"
      1/13/06.

7.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN

Franklin Florida Insured Tax-Free Income Fund
2/28/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Utilities                                                                  24.9%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       20.1%
--------------------------------------------------------------------------------
Other Revenue                                                              15.3%
--------------------------------------------------------------------------------
Prerefunded                                                                10.5%
--------------------------------------------------------------------------------
Tax-Supported                                                               8.7%
--------------------------------------------------------------------------------
Transportation                                                              8.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      4.4%
--------------------------------------------------------------------------------
Housing                                                                     4.2%
--------------------------------------------------------------------------------
General Obligation                                                          2.5%
--------------------------------------------------------------------------------
Higher Education                                                            1.3%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                              Annual Report | 11

Performance Summary as of 2/28/06

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FFLTX)                                 CHANGE      2/28/06     2/28/05
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.06      $10.74      $10.80
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
---------------------------------------------------------------------------------------------
Dividend Income                            $0.4592
---------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

---------------------------------------------------------------------------------------------
CLASS A                                                  1-YEAR      5-YEAR     10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +3.73%     +28.88%     +71.14%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2                            -0.68%      +4.29%      +5.07%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                       -0.89%      +3.98%      +4.74%
---------------------------------------------------------------------------------------------
   Distribution Rate 4                       4.01%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.17%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.34%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.14%
---------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/96-2/28/06)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin Florida Insured
                 Tax-Free Income Fund         Lehman Brothers
   Date                (Class A)           Municipal Bond Index 7        CPI 7
----------     ------------------------    -----------------------     --------
  3/1/1996            $  9,579                     $ 10,000            $ 10,000
 3/31/1996            $  9,411                     $  9,872            $ 10,052
 4/30/1996            $  9,367                     $  9,844            $ 10,090
 5/31/1996            $  9,370                     $  9,840            $ 10,110
 6/30/1996            $  9,511                     $  9,948            $ 10,116
 7/31/1996            $  9,602                     $ 10,038            $ 10,136
 8/31/1996            $  9,596                     $ 10,036            $ 10,155
 9/30/1996            $  9,787                     $ 10,176            $ 10,187
10/31/1996            $  9,870                     $ 10,291            $ 10,219
11/30/1996            $ 10,052                     $ 10,479            $ 10,239
12/31/1996            $  9,997                     $ 10,435            $ 10,239
 1/31/1997            $  9,971                     $ 10,455            $ 10,271
 2/28/1997            $ 10,075                     $ 10,551            $ 10,303
 3/31/1997            $  9,907                     $ 10,410            $ 10,329
 4/30/1997            $ 10,013                     $ 10,497            $ 10,342
 5/31/1997            $ 10,159                     $ 10,655            $ 10,336
 6/30/1997            $ 10,275                     $ 10,769            $ 10,349
 7/31/1997            $ 10,618                     $ 11,067            $ 10,362
 8/31/1997            $ 10,499                     $ 10,963            $ 10,381
 9/30/1997            $ 10,617                     $ 11,093            $ 10,407
10/31/1997            $ 10,715                     $ 11,165            $ 10,433
11/30/1997            $ 10,792                     $ 11,231            $ 10,426
12/31/1997            $ 10,964                     $ 11,394            $ 10,413
 1/31/1998            $ 11,084                     $ 11,512            $ 10,433
 2/28/1998            $ 11,078                     $ 11,515            $ 10,452
 3/31/1998            $ 11,091                     $ 11,525            $ 10,471
 4/30/1998            $ 11,063                     $ 11,474            $ 10,491
 5/31/1998            $ 11,216                     $ 11,655            $ 10,510
 6/30/1998            $ 11,262                     $ 11,701            $ 10,523
 7/31/1998            $ 11,308                     $ 11,730            $ 10,536
 8/31/1998            $ 11,475                     $ 11,911            $ 10,549
 9/30/1998            $ 11,587                     $ 12,060            $ 10,562
10/31/1998            $ 11,601                     $ 12,060            $ 10,587
11/30/1998            $ 11,681                     $ 12,102            $ 10,587
12/31/1998            $ 11,696                     $ 12,132            $ 10,581
 1/31/1999            $ 11,799                     $ 12,277            $ 10,607
 2/28/1999            $ 11,746                     $ 12,223            $ 10,620
 3/31/1999            $ 11,770                     $ 12,240            $ 10,652
 4/30/1999            $ 11,782                     $ 12,271            $ 10,730
 5/31/1999            $ 11,716                     $ 12,200            $ 10,730
 6/30/1999            $ 11,534                     $ 12,024            $ 10,730
 7/31/1999            $ 11,556                     $ 12,068            $ 10,762
 8/31/1999            $ 11,396                     $ 11,971            $ 10,788
 9/30/1999            $ 11,339                     $ 11,976            $ 10,839
10/31/1999            $ 11,143                     $ 11,846            $ 10,859
11/30/1999            $ 11,257                     $ 11,972            $ 10,865
12/31/1999            $ 11,153                     $ 11,883            $ 10,865
 1/31/2000            $ 11,094                     $ 11,831            $ 10,897
 2/29/2000            $ 11,245                     $ 11,969            $ 10,962
 3/31/2000            $ 11,562                     $ 12,230            $ 11,052
 4/30/2000            $ 11,456                     $ 12,158            $ 11,059
 5/31/2000            $ 11,338                     $ 12,095            $ 11,072
 6/30/2000            $ 11,694                     $ 12,415            $ 11,130
 7/31/2000            $ 11,897                     $ 12,588            $ 11,156
 8/31/2000            $ 12,077                     $ 12,782            $ 11,156
 9/30/2000            $ 11,969                     $ 12,715            $ 11,214
10/31/2000            $ 12,126                     $ 12,854            $ 11,233
11/30/2000            $ 12,248                     $ 12,952            $ 11,240
12/31/2000            $ 12,626                     $ 13,271            $ 11,233
 1/31/2001            $ 12,650                     $ 13,403            $ 11,304
 2/28/2001            $ 12,724                     $ 13,446            $ 11,349
 3/31/2001            $ 12,835                     $ 13,566            $ 11,375
 4/30/2001            $ 12,663                     $ 13,419            $ 11,420
 5/31/2001            $ 12,763                     $ 13,563            $ 11,472
 6/30/2001            $ 12,862                     $ 13,654            $ 11,491
 7/31/2001            $ 13,099                     $ 13,857            $ 11,459
 8/31/2001            $ 13,325                     $ 14,085            $ 11,459
 9/30/2001            $ 13,275                     $ 14,038            $ 11,511
10/31/2001            $ 13,439                     $ 14,205            $ 11,472
11/30/2001            $ 13,325                     $ 14,085            $ 11,453
12/31/2001            $ 13,185                     $ 13,952            $ 11,407
 1/31/2002            $ 13,363                     $ 14,194            $ 11,433
 2/28/2002            $ 13,504                     $ 14,365            $ 11,478
 3/31/2002            $ 13,260                     $ 14,083            $ 11,543
 4/30/2002            $ 13,454                     $ 14,359            $ 11,607
 5/31/2002            $ 13,545                     $ 14,446            $ 11,607
 6/30/2002            $ 13,648                     $ 14,599            $ 11,614
 7/31/2002            $ 13,803                     $ 14,786            $ 11,627
 8/31/2002            $ 13,972                     $ 14,964            $ 11,666
 9/30/2002            $ 14,353                     $ 15,292            $ 11,685
10/31/2002            $ 14,075                     $ 15,038            $ 11,704
11/30/2002            $ 14,033                     $ 14,976            $ 11,704
12/31/2002            $ 14,325                     $ 15,292            $ 11,679
 1/31/2003            $ 14,297                     $ 15,253            $ 11,730
 2/28/2003            $ 14,470                     $ 15,466            $ 11,821
 3/31/2003            $ 14,507                     $ 15,476            $ 11,892
 4/30/2003            $ 14,639                     $ 15,578            $ 11,866
 5/31/2003            $ 14,988                     $ 15,943            $ 11,846
 6/30/2003            $ 14,943                     $ 15,875            $ 11,859
 7/31/2003            $ 14,325                     $ 15,319            $ 11,872
 8/31/2003            $ 14,417                     $ 15,434            $ 11,917
 9/30/2003            $ 14,785                     $ 15,887            $ 11,956
10/31/2003            $ 14,712                     $ 15,807            $ 11,943
11/30/2003            $ 14,889                     $ 15,972            $ 11,911
12/31/2003            $ 15,011                     $ 16,104            $ 11,898
 1/31/2004            $ 15,119                     $ 16,197            $ 11,956
 2/29/2004            $ 15,382                     $ 16,440            $ 12,021
 3/31/2004            $ 15,337                     $ 16,383            $ 12,098
 4/30/2004            $ 14,911                     $ 15,995            $ 12,137
 5/31/2004            $ 14,824                     $ 15,937            $ 12,208
 6/30/2004            $ 14,836                     $ 15,995            $ 12,247
 7/31/2004            $ 15,046                     $ 16,205            $ 12,227
 8/31/2004            $ 15,329                     $ 16,530            $ 12,234
 9/30/2004            $ 15,441                     $ 16,618            $ 12,260
10/31/2004            $ 15,583                     $ 16,761            $ 12,324
11/30/2004            $ 15,436                     $ 16,623            $ 12,331
12/31/2004            $ 15,651                     $ 16,826            $ 12,285
 1/31/2005            $ 15,867                     $ 16,983            $ 12,311
 2/28/2005            $ 15,806                     $ 16,927            $ 12,382
 3/31/2005            $ 15,730                     $ 16,820            $ 12,479
 4/30/2005            $ 15,963                     $ 17,085            $ 12,563
 5/31/2005            $ 16,094                     $ 17,206            $ 12,550
 6/30/2005            $ 16,151                     $ 17,313            $ 12,556
 7/31/2005            $ 16,104                     $ 17,234            $ 12,615
 8/31/2005            $ 16,250                     $ 17,408            $ 12,679
 9/30/2005            $ 16,128                     $ 17,291            $ 12,834
10/31/2005            $ 16,036                     $ 17,186            $ 12,860
11/30/2005            $ 16,108                     $ 17,269            $ 12,757
12/31/2005            $ 16,256                     $ 17,417            $ 12,705
 1/31/2006            $ 16,270                     $ 17,464            $ 12,802
 2/28/2006            $ 16,394                     $ 17,581            $ 12,828


AVERAGE ANNUAL TOTAL RETURN

------------------------------------------------
CLASS A                                  2/28/06
------------------------------------------------
1-Year                                    -0.68%
------------------------------------------------
5-Year                                    +4.29%
------------------------------------------------
10-Year                                   +5.07%
------------------------------------------------

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the 3.75 cent per share current monthly dividend and the maximum offering price of $11.22 per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the 2006 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 13

Your Fund's Expenses

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 9/1/05       VALUE 2/28/06   PERIOD* 9/1/05-2/28/06
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,008.70             $3.79
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,021.03             $3.81
------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 15

Franklin Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax. 1 The Fund invests primarily in insured municipal securities. 2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Insured Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $12.41 on February 28, 2005, to $12.32 on February 28, 2006. The Fund's Class A shares paid dividends totaling 53.86 cents per share for the reporting period. 3 The Performance Summary beginning on page 18 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.13% based on an annualization of the current 4.43 cent per share dividend and the maximum offering price of $12.87 on February 28, 2006. An investor in the 2006 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.35% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 66.


16 | Annual Report

DIVIDEND DISTRIBUTIONS 3

Franklin Insured Tax-Free Income Fund

-------------------------------------------------------------------------------
                                                  DIVIDEND PER SHARE
                                      -----------------------------------------
MONTH                                    CLASS A        CLASS B       CLASS C
-------------------------------------------------------------------------------
March                                  4.53 cents     3.95 cents     3.95 cents
-------------------------------------------------------------------------------
April                                  4.53 cents     3.95 cents     3.95 cents
-------------------------------------------------------------------------------
May                                    4.53 cents     3.95 cents     3.95 cents
-------------------------------------------------------------------------------
June                                   4.53 cents     3.96 cents     3.97 cents
-------------------------------------------------------------------------------
July                                   4.53 cents     3.96 cents     3.97 cents
-------------------------------------------------------------------------------
August                                 4.53 cents     3.96 cents     3.97 cents
-------------------------------------------------------------------------------
September                              4.48 cents     3.92 cents     3.91 cents
-------------------------------------------------------------------------------
October                                4.48 cents     3.92 cents     3.91 cents
-------------------------------------------------------------------------------
November                               4.43 cents     3.87 cents     3.86 cents
-------------------------------------------------------------------------------
December                               4.43 cents     3.86 cents     3.86 cents
-------------------------------------------------------------------------------
January                                4.43 cents     3.86 cents     3.86 cents
-------------------------------------------------------------------------------
February                               4.43 cents     3.86 cents     3.86 cents
===============================================================================
TOTAL                                 53.86 CENTS    47.02 CENTS    47.02 CENTS
-------------------------------------------------------------------------------

MANAGER'S DISCUSSION

We used various strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN

Franklin Insured Tax-Free Income Fund
2/28/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                26.6%
--------------------------------------------------------------------------------
Utilities                                                                  15.9%
--------------------------------------------------------------------------------
General Obligation                                                         15.7%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     11.4%
--------------------------------------------------------------------------------
Transportation                                                             11.3%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        5.7%
--------------------------------------------------------------------------------
Higher Education                                                            5.1%
--------------------------------------------------------------------------------
Tax-Supported                                                               4.8%
--------------------------------------------------------------------------------
Other Revenue                                                               2.9%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.3%
--------------------------------------------------------------------------------
Housing                                                                     0.3%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                              Annual Report | 17

Performance Summary as of 2/28/06

FRANKLIN INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FTFIX)                               CHANGE   2/28/06   2/28/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.09    $12.32    $12.41
--------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
--------------------------------------------------------------------------------
Dividend Income                            $0.5386
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBITX)                               CHANGE   2/28/06   2/28/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.10    $12.37    $12.47
--------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
--------------------------------------------------------------------------------
Dividend Income                            $0.4702
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRITX)                               CHANGE   2/28/06   2/28/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.09    $12.42    $12.51
--------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
--------------------------------------------------------------------------------
Dividend Income                            $0.4702
--------------------------------------------------------------------------------


18 | Annual Report

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------
CLASS A                                             1-YEAR   5-YEAR         10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return 1                            +3.65%  +29.41%        +68.49%
----------------------------------------------------------------------------------------
Average Annual Total Return 2                        -0.75%   +4.38%         +4.90%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                   -0.78%   +4.12%         +4.95%
----------------------------------------------------------------------------------------
   Distribution Rate 4                       4.13%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.35%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.37%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.18%
----------------------------------------------------------------------------------------
CLASS B                                             1-YEAR   5-YEAR   INCEPTION (2/1/00)
----------------------------------------------------------------------------------------
Cumulative Total Return 1                            +3.07%  +26.08%        +42.80%
----------------------------------------------------------------------------------------
Average Annual Total Return 2                        -0.90%   +4.41%         +6.04%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                   -0.97%   +4.12%         +5.85%
----------------------------------------------------------------------------------------
   Distribution Rate 4                       3.74%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    5.75%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               2.98%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                4.58%
----------------------------------------------------------------------------------------
CLASS C                                             1-YEAR   5-YEAR         10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return 1                            +3.06%  +25.95%        +59.63%
----------------------------------------------------------------------------------------
Average Annual Total Return 2                        +2.06%   +4.72%         +4.79%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                   +1.99%   +4.44%         +4.84%
----------------------------------------------------------------------------------------
   Distribution Rate 4                       3.72%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    5.72%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               2.98%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                4.58%
----------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 19

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------
CLASS A                    2/28/06
----------------------------------
1-Year                      -0.75%
----------------------------------
5-Year                      +4.38%
----------------------------------
10-Year                     +4.90%
----------------------------------

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

             Franklin Insured Tax-Free
                    Income Fund              Lehman Brothers
   Date              (Class A)            Municipal Bond Index 7     CPI 7
----------   -------------------------   -----------------------   -------
  3/1/1996            $ 9,578                    $10,000           $10,000
 3/31/1996            $ 9,484                    $ 9,872           $10,052
 4/30/1996            $ 9,460                    $ 9,844           $10,090
 5/31/1996            $ 9,474                    $ 9,840           $10,110
 6/30/1996            $ 9,569                    $ 9,948           $10,116
 7/31/1996            $ 9,632                    $10,038           $10,136
 8/31/1996            $ 9,647                    $10,036           $10,155
 9/30/1996            $ 9,765                    $10,176           $10,187
10/31/1996            $ 9,852                    $10,291           $10,219
11/30/1996            $ 9,987                    $10,479           $10,239
12/31/1996            $ 9,961                    $10,435           $10,239
 1/31/1997            $ 9,975                    $10,455           $10,271
 2/28/1997            $10,046                    $10,551           $10,303
 3/31/1997            $ 9,952                    $10,410           $10,329
 4/30/1997            $10,025                    $10,497           $10,342
 5/31/1997            $10,139                    $10,655           $10,336
 6/30/1997            $10,229                    $10,769           $10,349
 7/31/1997            $10,471                    $11,067           $10,362
 8/31/1997            $10,383                    $10,963           $10,381
 9/30/1997            $10,489                    $11,093           $10,407
10/31/1997            $10,554                    $11,165           $10,433
11/30/1997            $10,627                    $11,231           $10,426
12/31/1997            $10,772                    $11,394           $10,413
 1/31/1998            $10,864                    $11,512           $10,433
 2/28/1998            $10,860                    $11,515           $10,452
 3/31/1998            $10,882                    $11,525           $10,471
 4/30/1998            $10,850                    $11,474           $10,491
 5/31/1998            $11,006                    $11,655           $10,510
 6/30/1998            $11,061                    $11,701           $10,523
 7/31/1998            $11,091                    $11,730           $10,536
 8/31/1998            $11,238                    $11,911           $10,549
 9/30/1998            $11,369                    $12,060           $10,562
10/31/1998            $11,371                    $12,060           $10,587
11/30/1998            $11,411                    $12,102           $10,587
12/31/1998            $11,424                    $12,132           $10,581
 1/31/1999            $11,528                    $12,277           $10,607
 2/28/1999            $11,483                    $12,223           $10,620
 3/31/1999            $11,512                    $12,240           $10,652
 4/30/1999            $11,532                    $12,271           $10,730
 5/31/1999            $11,476                    $12,200           $10,730
 6/30/1999            $11,325                    $12,024           $10,730
 7/31/1999            $11,345                    $12,068           $10,762
 8/31/1999            $11,202                    $11,971           $10,788
 9/30/1999            $11,183                    $11,976           $10,839
10/31/1999            $11,029                    $11,846           $10,859
11/30/1999            $11,136                    $11,972           $10,865
12/31/1999            $11,029                    $11,883           $10,865
 1/31/2000            $10,961                    $11,831           $10,897
 2/29/2000            $11,109                    $11,969           $10,962
 3/31/2000            $11,377                    $12,230           $11,052
 4/30/2000            $11,307                    $12,158           $11,059
 5/31/2000            $11,228                    $12,095           $11,072
 6/30/2000            $11,520                    $12,415           $11,130
 7/31/2000            $11,702                    $12,588           $11,156
 8/31/2000            $11,875                    $12,782           $11,156
 9/30/2000            $11,794                    $12,715           $11,214
10/31/2000            $11,927                    $12,854           $11,233
11/30/2000            $12,031                    $12,952           $11,240
12/31/2000            $12,361                    $13,271           $11,233
 1/31/2001            $12,433                    $13,403           $11,304
 2/28/2001            $12,475                    $13,446           $11,349
 3/31/2001            $12,569                    $13,566           $11,375
 4/30/2001            $12,422                    $13,419           $11,420
 5/31/2001            $12,548                    $13,563           $11,472
 6/30/2001            $12,654                    $13,654           $11,491
 7/31/2001            $12,834                    $13,857           $11,459
 8/31/2001            $13,026                    $14,085           $11,459
 9/30/2001            $12,972                    $14,038           $11,511
10/31/2001            $13,122                    $14,205           $11,472
11/30/2001            $13,046                    $14,085           $11,453
12/31/2001            $12,926                    $13,952           $11,407
 1/31/2002            $13,120                    $14,194           $11,433
 2/28/2002            $13,271                    $14,365           $11,478
 3/31/2002            $13,039                    $14,083           $11,543
 4/30/2002            $13,246                    $14,359           $11,607
 5/31/2002            $13,311                    $14,446           $11,607
 6/30/2002            $13,430                    $14,599           $11,614
 7/31/2002            $13,584                    $14,786           $11,627
 8/31/2002            $13,715                    $14,964           $11,666
 9/30/2002            $14,016                    $15,292           $11,685
10/31/2002            $13,800                    $15,038           $11,704
11/30/2002            $13,775                    $14,976           $11,704
12/31/2002            $14,045                    $15,292           $11,679
 1/31/2003            $14,020                    $15,253           $11,730
 2/28/2003            $14,189                    $15,466           $11,821
 3/31/2003            $14,232                    $15,476           $11,892
 4/30/2003            $14,356                    $15,578           $11,866
 5/31/2003            $14,699                    $15,943           $11,846
 6/30/2003            $14,660                    $15,875           $11,859
 7/31/2003            $14,106                    $15,319           $11,872
 8/31/2003            $14,218                    $15,434           $11,917
 9/30/2003            $14,589                    $15,887           $11,956
10/31/2003            $14,538                    $15,807           $11,943
11/30/2003            $14,698                    $15,972           $11,911
12/31/2003            $14,812                    $16,104           $11,898
 1/31/2004            $14,913                    $16,197           $11,956
 2/29/2004            $15,135                    $16,440           $12,021
 3/31/2004            $15,082                    $16,383           $12,098
 4/30/2004            $14,715                    $15,995           $12,137
 5/31/2004            $14,650                    $15,937           $12,208
 6/30/2004            $14,681                    $15,995           $12,247
 7/31/2004            $14,859                    $16,205           $12,227
 8/31/2004            $15,123                    $16,530           $12,234
 9/30/2004            $15,204                    $16,618           $12,260
10/31/2004            $15,346                    $16,761           $12,324
11/30/2004            $15,217                    $16,623           $12,331
12/31/2004            $15,423                    $16,826           $12,285
 1/31/2005            $15,605                    $16,983           $12,311
 2/28/2005            $15,574                    $16,927           $12,382
 3/31/2005            $15,493                    $16,820           $12,479
 4/30/2005            $15,714                    $17,085           $12,563
 5/31/2005            $15,822                    $17,206           $12,550
 6/30/2005            $15,905                    $17,313           $12,556
 7/31/2005            $15,861                    $17,234           $12,615
 8/31/2005            $15,983                    $17,408           $12,679
 9/30/2005            $15,886                    $17,291           $12,834
10/31/2005            $15,815                    $17,186           $12,860
11/30/2005            $15,885                    $17,269           $12,757
12/31/2005            $16,007                    $17,417           $12,705
 1/31/2006            $16,027                    $17,464           $12,802
 2/28/2006            $16,139                    $17,581           $12,828

AVERAGE ANNUAL TOTAL RETURN

----------------------------------
CLASS B                    2/28/06
----------------------------------
1-Year                      -0.90%
----------------------------------
5-Year                      +4.41%
----------------------------------
Since Inception (2/1/00)    +6.04%
----------------------------------

CLASS B (2/1/00-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

             Franklin Insured Tax-Free
                   Income Fund              Lehman Brothers
   Date             (Class B)            Municipal Bond Index 7     CPI 7
----------   -------------------------   -----------------------   -------
  2/1/2000            $10,000                    $10,000           $10,000
 2/29/2000            $10,116                    $10,116           $10,059
 3/31/2000            $10,355                    $10,337           $10,142
 4/30/2000            $10,296                    $10,276           $10,148
 5/31/2000            $10,220                    $10,223           $10,160
 6/30/2000            $10,479                    $10,494           $10,213
 7/31/2000            $10,640                    $10,640           $10,237
 8/31/2000            $10,791                    $10,804           $10,237
 9/30/2000            $10,722                    $10,747           $10,290
10/31/2000            $10,829                    $10,865           $10,308
11/30/2000            $10,927                    $10,947           $10,314
12/31/2000            $11,221                    $11,217           $10,308
 1/31/2001            $11,282                    $11,328           $10,373
 2/28/2001            $11,314                    $11,364           $10,415
 3/31/2001            $11,403                    $11,466           $10,438
 4/30/2001            $11,265                    $11,342           $10,480
 5/31/2001            $11,373                    $11,464           $10,527
 6/30/2001            $11,463                    $11,541           $10,545
 7/31/2001            $11,630                    $11,712           $10,515
 8/31/2001            $11,798                    $11,905           $10,515
 9/30/2001            $11,744                    $11,865           $10,563
10/31/2001            $11,875                    $12,006           $10,527
11/30/2001            $11,801                    $11,905           $10,509
12/31/2001            $11,687                    $11,792           $10,468
 1/31/2002            $11,857                    $11,997           $10,492
 2/28/2002            $11,987                    $12,141           $10,533
 3/31/2002            $11,773                    $11,903           $10,592
 4/30/2002            $11,953                    $12,136           $10,652
 5/31/2002            $12,015                    $12,210           $10,652
 6/30/2002            $12,117                    $12,339           $10,658
 7/31/2002            $12,240                    $12,498           $10,669
 8/31/2002            $12,363                    $12,648           $10,705
 9/30/2002            $12,627                    $12,925           $10,723
10/31/2002            $12,427                    $12,711           $10,741
11/30/2002            $12,399                    $12,658           $10,741
12/31/2002            $12,635                    $12,925           $10,717
 1/31/2003            $12,607                    $12,892           $10,764
 2/28/2003            $12,752                    $13,072           $10,847
 3/31/2003            $12,785                    $13,080           $10,912
 4/30/2003            $12,889                    $13,167           $10,889
 5/31/2003            $13,191                    $13,475           $10,871
 6/30/2003            $13,160                    $13,418           $10,883
 7/31/2003            $12,649                    $12,948           $10,895
 8/31/2003            $12,743                    $13,045           $10,936
 9/30/2003            $13,068                    $13,428           $10,972
10/31/2003            $13,015                    $13,361           $10,960
11/30/2003            $13,152                    $13,500           $10,930
12/31/2003            $13,248                    $13,612           $10,918
 1/31/2004            $13,333                    $13,690           $10,972
 2/29/2004            $13,525                    $13,896           $11,031
 3/31/2004            $13,472                    $13,847           $11,102
 4/30/2004            $13,139                    $13,519           $11,137
 5/31/2004            $13,076                    $13,470           $11,203
 6/30/2004            $13,097                    $13,519           $11,238
 7/31/2004            $13,248                    $13,697           $11,220
 8/31/2004            $13,476                    $13,972           $11,226
 9/30/2004            $13,542                    $14,046           $11,250
10/31/2004            $13,662                    $14,167           $11,309
11/30/2004            $13,541                    $14,050           $11,315
12/31/2004            $13,718                    $14,221           $11,274
 1/31/2005            $13,883                    $14,354           $11,297
 2/28/2005            $13,839                    $14,307           $11,363
 3/31/2005            $13,772                    $14,216           $11,451
 4/30/2005            $13,949                    $14,441           $11,528
 5/31/2005            $14,049                    $14,543           $11,517
 6/30/2005            $14,116                    $14,633           $11,523
 7/31/2005            $14,060                    $14,567           $11,576
 8/31/2005            $14,161                    $14,714           $11,635
 9/30/2005            $14,069                    $14,615           $11,777
10/31/2005            $14,000                    $14,526           $11,801
11/30/2005            $14,067                    $14,596           $11,706
12/31/2005            $14,168                    $14,721           $11,659
 1/31/2006            $14,179                    $14,761           $11,748
 2/28/2006            $14,280                    $14,860           $11,771


20 | Annual Report

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

             Franklin Insured Tax-Free
                   Income Fund              Lehman Brothers
   Date             (Class C)            Municipal Bond Index 7     CPI 7
----------   -------------------------   -----------------------   -------
  3/1/1996            $10,000                    $10,000           $10,000
 3/31/1996            $ 9,898                    $ 9,872           $10,052
 4/30/1996            $ 9,876                    $ 9,844           $10,090
 5/31/1996            $ 9,886                    $ 9,840           $10,110
 6/30/1996            $ 9,980                    $ 9,948           $10,116
 7/31/1996            $10,049                    $10,038           $10,136
 8/31/1996            $10,051                    $10,036           $10,155
 9/30/1996            $10,170                    $10,176           $10,187
10/31/1996            $10,254                    $10,291           $10,219
11/30/1996            $10,390                    $10,479           $10,239
12/31/1996            $10,357                    $10,435           $10,239
 1/31/1997            $10,366                    $10,455           $10,271
 2/28/1997            $10,443                    $10,551           $10,303
 3/31/1997            $10,333                    $10,410           $10,329
 4/30/1997            $10,411                    $10,497           $10,342
 5/31/1997            $10,524                    $10,655           $10,336
 6/30/1997            $10,612                    $10,769           $10,349
 7/31/1997            $10,857                    $11,067           $10,362
 8/31/1997            $10,762                    $10,963           $10,381
 9/30/1997            $10,866                    $11,093           $10,407
10/31/1997            $10,927                    $11,165           $10,433
11/30/1997            $10,997                    $11,231           $10,426
12/31/1997            $11,151                    $11,394           $10,413
 1/31/1998            $11,231                    $11,512           $10,433
 2/28/1998            $11,230                    $11,515           $10,452
 3/31/1998            $11,238                    $11,525           $10,471
 4/30/1998            $11,201                    $11,474           $10,491
 5/31/1998            $11,365                    $11,655           $10,510
 6/30/1998            $11,415                    $11,701           $10,523
 7/31/1998            $11,441                    $11,730           $10,536
 8/31/1998            $11,588                    $11,911           $10,549
 9/30/1998            $11,716                    $12,060           $10,562
10/31/1998            $11,714                    $12,060           $10,587
11/30/1998            $11,749                    $12,102           $10,587
12/31/1998            $11,757                    $12,132           $10,581
 1/31/1999            $11,859                    $12,277           $10,607
 2/28/1999            $11,808                    $12,223           $10,620
 3/31/1999            $11,831                    $12,240           $10,652
 4/30/1999            $11,845                    $12,271           $10,730
 5/31/1999            $11,782                    $12,200           $10,730
 6/30/1999            $11,623                    $12,024           $10,730
 7/31/1999            $11,637                    $12,068           $10,762
 8/31/1999            $11,496                    $11,971           $10,788
 9/30/1999            $11,462                    $11,976           $10,839
10/31/1999            $11,290                    $11,846           $10,859
11/30/1999            $11,404                    $11,972           $10,865
12/31/1999            $11,290                    $11,883           $10,865
 1/31/2000            $11,215                    $11,831           $10,897
 2/29/2000            $11,361                    $11,969           $10,962
 3/31/2000            $11,627                    $12,230           $11,052
 4/30/2000            $11,552                    $12,158           $11,059
 5/31/2000            $11,467                    $12,095           $11,072
 6/30/2000            $11,757                    $12,415           $11,130
 7/31/2000            $11,936                    $12,588           $11,156
 8/31/2000            $12,105                    $12,782           $11,156
 9/30/2000            $12,028                    $12,715           $11,214
10/31/2000            $12,148                    $12,854           $11,233
11/30/2000            $12,247                    $12,952           $11,240
12/31/2000            $12,585                    $13,271           $11,233
 1/31/2001            $12,642                    $13,403           $11,304
 2/28/2001            $12,679                    $13,446           $11,349
 3/31/2001            $12,778                    $13,566           $11,375
 4/30/2001            $12,624                    $13,419           $11,420
 5/31/2001            $12,734                    $13,563           $11,472
 6/30/2001            $12,835                    $13,654           $11,491
 7/31/2001            $13,021                    $13,857           $11,459
 8/31/2001            $13,209                    $14,085           $11,459
 9/30/2001            $13,148                    $14,038           $11,511
10/31/2001            $13,293                    $14,205           $11,472
11/30/2001            $13,211                    $14,085           $11,453
12/31/2001            $13,084                    $13,952           $11,407
 1/31/2002            $13,283                    $14,194           $11,433
 2/28/2002            $13,418                    $14,365           $11,478
 3/31/2002            $13,179                    $14,083           $11,543
 4/30/2002            $13,380                    $14,359           $11,607
 5/31/2002            $13,450                    $14,446           $11,607
 6/30/2002            $13,564                    $14,599           $11,614
 7/31/2002            $13,700                    $14,786           $11,627
 8/31/2002            $13,837                    $14,964           $11,666
 9/30/2002            $14,132                    $15,292           $11,685
10/31/2002            $13,910                    $15,038           $11,704
11/30/2002            $13,878                    $14,976           $11,704
12/31/2002            $14,142                    $15,292           $11,679
 1/31/2003            $14,111                    $15,253           $11,730
 2/28/2003            $14,285                    $15,466           $11,821
 3/31/2003            $14,310                    $15,476           $11,892
 4/30/2003            $14,428                    $15,578           $11,866
 5/31/2003            $14,764                    $15,943           $11,846
 6/30/2003            $14,729                    $15,875           $11,859
 7/31/2003            $14,158                    $15,319           $11,872
 8/31/2003            $14,262                    $15,434           $11,917
 9/30/2003            $14,636                    $15,887           $11,956
10/31/2003            $14,577                    $15,807           $11,943
11/30/2003            $14,729                    $15,972           $11,911
12/31/2003            $14,836                    $16,104           $11,898
 1/31/2004            $14,930                    $16,197           $11,956
 2/29/2004            $15,144                    $16,440           $12,021
 3/31/2004            $15,084                    $16,383           $12,098
 4/30/2004            $14,702                    $15,995           $12,137
 5/31/2004            $14,643                    $15,937           $12,208
 6/30/2004            $14,655                    $15,995           $12,247
 7/31/2004            $14,835                    $16,205           $12,227
 8/31/2004            $15,090                    $16,530           $12,234
 9/30/2004            $15,163                    $16,618           $12,260
10/31/2004            $15,297                    $16,761           $12,324
11/30/2004            $15,163                    $16,623           $12,331
12/31/2004            $15,359                    $16,826           $12,285
 1/31/2005            $15,531                    $16,983           $12,311
 2/28/2005            $15,494                    $16,927           $12,382
 3/31/2005            $15,419                    $16,820           $12,479
 4/30/2005            $15,617                    $17,085           $12,563
 5/31/2005            $15,729                    $17,206           $12,550
 6/30/2005            $15,804                    $17,313           $12,556
 7/31/2005            $15,741                    $17,234           $12,615
 8/31/2005            $15,854                    $17,408           $12,679
 9/30/2005            $15,751                    $17,291           $12,834
10/31/2005            $15,674                    $17,186           $12,860
11/30/2005            $15,736                    $17,269           $12,757
12/31/2005            $15,849                    $17,417           $12,705
 1/31/2006            $15,874                    $17,464           $12,802
 2/28/2006            $15,963                    $17,581           $12,828

AVERAGE ANNUAL TOTAL RETURN

------------------------------
CLASS C                2/28/06
------------------------------
1-Year                  +2.06%
------------------------------
5-Year                  +4.72%
------------------------------
10-Year                 +4.79%
------------------------------

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the 2006 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 21

Your Fund's Expenses

FRANKLIN INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


22 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/05      VALUE 2/28/06     PERIOD* 9/1/05-2/28/06
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,009.80                $3.19
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,021.62                $3.21
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,007.00                $5.87
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,018.94                $5.91
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,007.00                $5.92
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,018.89                $5.96
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.64%; B: 1.18%; and C: 1.19%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 23

Franklin Massachusetts Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Massachusetts Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in insured Massachusetts municipal securities. 2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Massachusetts Insured Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.98 on February 28, 2005, to $11.92 on February 28, 2006. The Fund's Class A shares paid dividends totaling 50.16 cents per share for the reporting period. 3 The Performance Summary beginning on page 27 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.91% based on an annualization of the current 4.06 cent per share dividend and the maximum offering price of $12.45 on February 28, 2006. An investor in the 2006 maximum combined effective federal and Massachusetts personal income tax bracket of 38.45% would need to earn a distribution rate of 6.35% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 83.


24 | Annual Report

DIVIDEND DISTRIBUTIONS 3

Franklin Massachusetts Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                              DIVIDEND PER SHARE
                                                      --------------------------
MONTH                                                     CLASS A        CLASS C
--------------------------------------------------------------------------------
March                                                  4.20 cents     3.64 cents
--------------------------------------------------------------------------------
April                                                  4.20 cents     3.64 cents
--------------------------------------------------------------------------------
May                                                    4.20 cents     3.64 cents
--------------------------------------------------------------------------------
June                                                   4.20 cents     3.66 cents
--------------------------------------------------------------------------------
July                                                   4.20 cents     3.66 cents
--------------------------------------------------------------------------------
August                                                 4.20 cents     3.66 cents
--------------------------------------------------------------------------------
September                                              4.16 cents     3.61 cents
--------------------------------------------------------------------------------
October                                                4.16 cents     3.61 cents
--------------------------------------------------------------------------------
November                                               4.16 cents     3.61 cents
--------------------------------------------------------------------------------
December                                               4.16 cents     3.61 cents
--------------------------------------------------------------------------------
January                                                4.16 cents     3.61 cents
--------------------------------------------------------------------------------
February                                               4.16 cents     3.61 cents
================================================================================
TOTAL                                                 50.16 CENTS    43.56 CENTS
--------------------------------------------------------------------------------

COMMONWEALTH UPDATE

Massachusetts' deep and diverse economy continued to rebound, driven by the education, health care, leisure and hospitality services sectors. Despite a relatively slow job recovery, the commonwealth's unemployment rate declined. However, as of February 2006, the unemployment rate was 5.0%, which was higher than the 4.8% national rate. 4

With its economy strengthening, Massachusetts began building reserves. The commonwealth's general fund ended fiscal year 2005 with a $1.2 billion surplus and a stabilization fund balance of $1.7 billion. 5 Strong revenue growth, particularly in personal income taxes, contributed to the surplus. Massachusetts also took certain actions to reduce budget uncertainty and rein in spending. First, the commonwealth devised financing options for two former, large budget commitments, the Massachusetts Bay Transportation Authority (MBTA) and the School Building Authority (SBA). Second, Massachusetts reduced its growing commitment for funding a generous portion

4.    Source: Bureau of Labor Statistics.

5. Source: Standard & Poor's, "Research: Summary: Massachusetts; Appropriation, General Obligation Equivalent Security; Tax Secured, General Obligation," RATINGSDIRECT, 2/28/06.


                                                              Annual Report | 25

PORTFOLIO BREAKDOWN

Franklin Massachusetts Insured Tax-Free Income Fund
2/28/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Higher Education                                                           22.3%
--------------------------------------------------------------------------------
Prerefunded                                                                17.2%
--------------------------------------------------------------------------------
Transportation                                                             14.0%
--------------------------------------------------------------------------------
Other Revenue                                                              10.9%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      9.8%
--------------------------------------------------------------------------------
Utilities                                                                   9.7%
--------------------------------------------------------------------------------
General Obligation                                                          9.0%
--------------------------------------------------------------------------------
Tax-Supported                                                               5.8%
--------------------------------------------------------------------------------
Housing                                                                     0.9%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        0.4%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

of local school construction through annual debt service subsidies. Third, the substantial completion of the Central Artery/Ted Williams Tunnel alleviated credit concerns over this large capital project.

However, the commonwealth continued to be challenged by rising health care costs and public safety spending. Debt service costs and pension contributions also rose. Massachusetts' debt levels ranked second highest in the nation both on a per-capita basis and as a percentage of personal income. Net tax-supported debt totaled $21.6 billion, equivalent to $3,372 per capita and 8.5% of personal income, compared with the 50-state medians of $703 and 2.4% in 2005. 6

Based on the commonwealth's improving economic and revenue trends, easing budgetary pressures, increasing reserves and heavy debt load, independent credit rating agency Standard & Poor's assigned Massachusetts' general obligation bonds an AA rating with a stable outlook. 7

MANAGER'S DISCUSSION

We used various strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Massachusetts Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

6. Source: Moody's Investors Service, "New Issue: Massachusetts (Commonwealth of)," 9/28/05.

7.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


26 | Annual Report

Performance Summary as of 2/28/06

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------
CLASS A (SYMBOL: FMISX)                                CHANGE    2/28/06    2/28/05
-----------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$0.06     $11.92     $11.98
-----------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-----------------------------------------------------------------------------------
Dividend Income                            $0.5016
-----------------------------------------------------------------------------------
CLASS C (SYMBOL: FMAIX)                                CHANGE    2/28/06    2/28/05
-----------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$0.06     $12.00     $12.06
-----------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-----------------------------------------------------------------------------------
Dividend Income                            $0.4356
-----------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------
CLASS A                                                1-YEAR     5-YEAR    10-YEAR
-----------------------------------------------------------------------------------
Cumulative Total Return 1                              +3.71%    +29.13%    +68.80%
-----------------------------------------------------------------------------------
Average Annual Total Return 2                          -0.68%     +4.34%     +4.92%
-----------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                     -1.12%     +4.05%     +4.49%
-----------------------------------------------------------------------------------
  Distribution Rate 4                        3.91%
-----------------------------------------------------------------------------------
  Taxable Equivalent Distribution Rate 5     6.35%
-----------------------------------------------------------------------------------
  30-Day Standardized Yield 6                3.35%
-----------------------------------------------------------------------------------
  Taxable Equivalent Yield 5                 5.44%
-----------------------------------------------------------------------------------
CLASS C                                                1-YEAR     5-YEAR    10-YEAR
-----------------------------------------------------------------------------------
Cumulative Total Return 1                              +3.13%    +25.52%    +59.77%
-----------------------------------------------------------------------------------
Average Annual Total Return 2                          +2.13%     +4.65%     +4.80%
-----------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                     +1.71%     +4.38%     +4.74%
-----------------------------------------------------------------------------------
  Distribution Rate 4                        3.51%
-----------------------------------------------------------------------------------
  Taxable Equivalent Distribution Rate 5     5.70%
-----------------------------------------------------------------------------------
  30-Day Standardized Yield 6                2.95%
-----------------------------------------------------------------------------------
  Taxable Equivalent Yield 5                 4.79%
-----------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 27

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                            2/28/06
------------------------------------------
1-Year                              -0.68%
------------------------------------------
5-Year                              +4.34%
------------------------------------------
10-Year                             +4.92%
------------------------------------------

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                 Franklin Massachusetts
              Insured Tax-Free Income Fund        Lehman Brothers
   Date                (Class A)              Municipal Bond Index 7      CPI 7
----------    ----------------------------    -----------------------    -------
  3/1/1996               $ 9,573                      $10,000            $10,000
 3/31/1996               $ 9,478                      $ 9,872            $10,052
 4/30/1996               $ 9,441                      $ 9,844            $10,090
 5/31/1996               $ 9,462                      $ 9,840            $10,110
 6/30/1996               $ 9,541                      $ 9,948            $10,116
 7/31/1996               $ 9,612                      $10,038            $10,136
 8/31/1996               $ 9,625                      $10,036            $10,155
 9/30/1996               $ 9,736                      $10,176            $10,187
10/31/1996               $ 9,823                      $10,291            $10,219
11/30/1996               $ 9,962                      $10,479            $10,239
12/31/1996               $ 9,929                      $10,435            $10,239
 1/31/1997               $ 9,948                      $10,455            $10,271
 2/28/1997               $10,027                      $10,551            $10,303
 3/31/1997               $ 9,899                      $10,410            $10,329
 4/30/1997               $ 9,979                      $10,497            $10,342
 5/31/1997               $10,121                      $10,655            $10,336
 6/30/1997               $10,231                      $10,769            $10,349
 7/31/1997               $10,508                      $11,067            $10,362
 8/31/1997               $10,412                      $10,963            $10,381
 9/30/1997               $10,528                      $11,093            $10,407
10/31/1997               $10,583                      $11,165            $10,433
11/30/1997               $10,655                      $11,231            $10,426
12/31/1997               $10,808                      $11,394            $10,413
 1/31/1998               $10,882                      $11,512            $10,433
 2/28/1998               $10,881                      $11,515            $10,452
 3/31/1998               $10,890                      $11,525            $10,471
 4/30/1998               $10,870                      $11,474            $10,491
 5/31/1998               $11,019                      $11,655            $10,510
 6/30/1998               $11,083                      $11,701            $10,523
 7/31/1998               $11,101                      $11,730            $10,536
 8/31/1998               $11,243                      $11,911            $10,549
 9/30/1998               $11,366                      $12,060            $10,562
10/31/1998               $11,326                      $12,060            $10,587
11/30/1998               $11,374                      $12,102            $10,587
12/31/1998               $11,391                      $12,132            $10,581
 1/31/1999               $11,487                      $12,277            $10,607
 2/28/1999               $11,467                      $12,223            $10,620
 3/31/1999               $11,493                      $12,240            $10,652
 4/30/1999               $11,520                      $12,271            $10,730
 5/31/1999               $11,468                      $12,200            $10,730
 6/30/1999               $11,307                      $12,024            $10,730
 7/31/1999               $11,324                      $12,068            $10,762
 8/31/1999               $11,162                      $11,971            $10,788
 9/30/1999               $11,109                      $11,976            $10,839
10/31/1999               $10,945                      $11,846            $10,859
11/30/1999               $11,064                      $11,972            $10,865
12/31/1999               $10,959                      $11,883            $10,865
 1/31/2000               $10,896                      $11,831            $10,897
 2/29/2000               $11,078                      $11,969            $10,962
 3/31/2000               $11,344                      $12,230            $11,052
 4/30/2000               $11,258                      $12,158            $11,059
 5/31/2000               $11,152                      $12,095            $11,072
 6/30/2000               $11,484                      $12,415            $11,130
 7/31/2000               $11,691                      $12,588            $11,156
 8/31/2000               $11,847                      $12,782            $11,156
 9/30/2000               $11,760                      $12,715            $11,214
10/31/2000               $11,917                      $12,854            $11,233
11/30/2000               $12,032                      $12,952            $11,240
12/31/2000               $12,416                      $13,271            $11,233
 1/31/2001               $12,467                      $13,403            $11,304
 2/28/2001               $12,518                      $13,446            $11,349
 3/31/2001               $12,601                      $13,566            $11,375
 4/30/2001               $12,424                      $13,419            $11,420
 5/31/2001               $12,540                      $13,563            $11,472
 6/30/2001               $12,669                      $13,654            $11,491
 7/31/2001               $12,853                      $13,857            $11,459
 8/31/2001               $13,071                      $14,085            $11,459
 9/30/2001               $13,012                      $14,038            $11,511
10/31/2001               $13,164                      $14,205            $11,472
11/30/2001               $13,070                      $14,085            $11,453
12/31/2001               $12,931                      $13,952            $11,407
 1/31/2002               $13,107                      $14,194            $11,433
 2/28/2002               $13,251                      $14,365            $11,478
 3/31/2002               $13,019                      $14,083            $11,543
 4/30/2002               $13,198                      $14,359            $11,607
 5/31/2002               $13,321                      $14,446            $11,607
 6/30/2002               $13,420                      $14,599            $11,614
 7/31/2002               $13,578                      $14,786            $11,627
 8/31/2002               $13,748                      $14,964            $11,666
 9/30/2002               $14,057                      $15,292            $11,685
10/31/2002               $13,806                      $15,038            $11,704
11/30/2002               $13,753                      $14,976            $11,704
12/31/2002               $14,042                      $15,292            $11,679
 1/31/2003               $14,023                      $15,253            $11,730
 2/28/2003               $14,206                      $15,466            $11,821
 3/31/2003               $14,247                      $15,476            $11,892
 4/30/2003               $14,371                      $15,578            $11,866
 5/31/2003               $14,712                      $15,943            $11,846
 6/30/2003               $14,655                      $15,875            $11,859
 7/31/2003               $14,089                      $15,319            $11,872
 8/31/2003               $14,202                      $15,434            $11,917
 9/30/2003               $14,560                      $15,887            $11,956
10/31/2003               $14,502                      $15,807            $11,943
11/30/2003               $14,666                      $15,972            $11,911
12/31/2003               $14,780                      $16,104            $11,898
 1/31/2004               $14,883                      $16,197            $11,956
 2/29/2004               $15,085                      $16,440            $12,021
 3/31/2004               $15,076                      $16,383            $12,098
 4/30/2004               $14,717                      $15,995            $12,137
 5/31/2004               $14,646                      $15,937            $12,208
 6/30/2004               $14,675                      $15,995            $12,247
 7/31/2004               $14,868                      $16,205            $12,227
 8/31/2004               $15,126                      $16,530            $12,234
 9/30/2004               $15,231                      $16,618            $12,260
10/31/2004               $15,363                      $16,761            $12,324
11/30/2004               $15,239                      $16,623            $12,331
12/31/2004               $15,436                      $16,826            $12,285
 1/31/2005               $15,607                      $16,983            $12,311
 2/28/2005               $15,585                      $16,927            $12,382
 3/31/2005               $15,537                      $16,820            $12,479
 4/30/2005               $15,788                      $17,085            $12,563
 5/31/2005               $15,895                      $17,206            $12,550
 6/30/2005               $15,977                      $17,313            $12,556
 7/31/2005               $15,887                      $17,234            $12,615
 8/31/2005               $16,049                      $17,408            $12,679
 9/30/2005               $15,918                      $17,291            $12,834
10/31/2005               $15,826                      $17,186            $12,860
11/30/2005               $15,895                      $17,269            $12,757
12/31/2005               $16,032                      $17,417            $12,705
 1/31/2006               $16,049                      $17,464            $12,802
 2/28/2006               $16,159                      $17,581            $12,828

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                            2/28/06
------------------------------------------
1-Year                              +2.13%
------------------------------------------
5-Year                              +4.65%
------------------------------------------
10-Year                             +4.80%
------------------------------------------

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Massachusetts
              Insured Tax-Free Income Fund        Lehman Brothers
   Date                (Class C)              Municipal Bond Index 7      CPI 7
----------    ----------------------------    -----------------------    -------
  3/1/1996               $10,000                      $10,000            $10,000
 3/31/1996               $ 9,890                      $ 9,872            $10,052
 4/30/1996               $ 9,855                      $ 9,844            $10,090
 5/31/1996               $ 9,871                      $ 9,840            $10,110
 6/30/1996               $ 9,949                      $ 9,948            $10,116
 7/31/1996               $10,027                      $10,038            $10,136
 8/31/1996               $10,027                      $10,036            $10,155
 9/30/1996               $10,147                      $10,176            $10,187
10/31/1996               $10,223                      $10,291            $10,219
11/30/1996               $10,362                      $10,479            $10,239
12/31/1996               $10,323                      $10,435            $10,239
 1/31/1997               $10,338                      $10,455            $10,271
 2/28/1997               $10,424                      $10,551            $10,303
 3/31/1997               $10,286                      $10,410            $10,329
 4/30/1997               $10,355                      $10,497            $10,342
 5/31/1997               $10,498                      $10,655            $10,336
 6/30/1997               $10,616                      $10,769            $10,349
 7/31/1997               $10,888                      $11,067            $10,362
 8/31/1997               $10,784                      $10,963            $10,381
 9/30/1997               $10,908                      $11,093            $10,407
10/31/1997               $10,958                      $11,165            $10,433
11/30/1997               $11,027                      $11,231            $10,426
12/31/1997               $11,170                      $11,394            $10,413
 1/31/1998               $11,250                      $11,512            $10,433
 2/28/1998               $11,245                      $11,515            $10,452
 3/31/1998               $11,248                      $11,525            $10,471
 4/30/1998               $11,222                      $11,474            $10,491
 5/31/1998               $11,370                      $11,655            $10,510
 6/30/1998               $11,430                      $11,701            $10,523
 7/31/1998               $11,453                      $11,730            $10,536
 8/31/1998               $11,583                      $11,911            $10,549
 9/30/1998               $11,704                      $12,060            $10,562
10/31/1998               $11,668                      $12,060            $10,587
11/30/1998               $11,701                      $12,102            $10,587
12/31/1998               $11,723                      $12,132            $10,581
 1/31/1999               $11,816                      $12,277            $10,607
 2/28/1999               $11,779                      $12,223            $10,620
 3/31/1999               $11,811                      $12,240            $10,652
 4/30/1999               $11,833                      $12,271            $10,730
 5/31/1999               $11,774                      $12,200            $10,730
 6/30/1999               $11,604                      $12,024            $10,730
 7/31/1999               $11,617                      $12,068            $10,762
 8/31/1999               $11,446                      $11,971            $10,788
 9/30/1999               $11,376                      $11,976            $10,839
10/31/1999               $11,204                      $11,846            $10,859
11/30/1999               $11,330                      $11,972            $10,865
12/31/1999               $11,218                      $11,883            $10,865
 1/31/2000               $11,138                      $11,831            $10,897
 2/29/2000               $11,329                      $11,969            $10,962
 3/31/2000               $11,594                      $12,230            $11,052
 4/30/2000               $11,501                      $12,158            $11,059
 5/31/2000               $11,388                      $12,095            $11,072
 6/30/2000               $11,719                      $12,415            $11,130
 7/31/2000               $11,925                      $12,588            $11,156
 8/31/2000               $12,077                      $12,782            $11,156
 9/30/2000               $11,983                      $12,715            $11,214
10/31/2000               $12,137                      $12,854            $11,233
11/30/2000               $12,248                      $12,952            $11,240
12/31/2000               $12,641                      $13,271            $11,233
 1/31/2001               $12,677                      $13,403            $11,304
 2/28/2001               $12,734                      $13,446            $11,349
 3/31/2001               $12,812                      $13,566            $11,375
 4/30/2001               $12,627                      $13,419            $11,420
 5/31/2001               $12,739                      $13,563            $11,472
 6/30/2001               $12,851                      $13,654            $11,491
 7/31/2001               $13,043                      $13,857            $11,459
 8/31/2001               $13,246                      $14,085            $11,459
 9/30/2001               $13,191                      $14,038            $11,511
10/31/2001               $13,327                      $14,205            $11,472
11/30/2001               $13,238                      $14,085            $11,453
12/31/2001               $13,080                      $13,952            $11,407
 1/31/2002               $13,263                      $14,194            $11,433
 2/28/2002               $13,389                      $14,365            $11,478
 3/31/2002               $13,150                      $14,083            $11,543
 4/30/2002               $13,335                      $14,359            $11,607
 5/31/2002               $13,452                      $14,446            $11,607
 6/30/2002               $13,546                      $14,599            $11,614
 7/31/2002               $13,710                      $14,786            $11,627
 8/31/2002               $13,863                      $14,964            $11,666
 9/30/2002               $14,178                      $15,292            $11,685
10/31/2002               $13,908                      $15,038            $11,704
11/30/2002               $13,849                      $14,976            $11,704
12/31/2002               $14,132                      $15,292            $11,679
 1/31/2003               $14,107                      $15,253            $11,730
 2/28/2003               $14,284                      $15,466            $11,821
 3/31/2003               $14,317                      $15,476            $11,892
 4/30/2003               $14,435                      $15,578            $11,866
 5/31/2003               $14,768                      $15,943            $11,846
 6/30/2003               $14,717                      $15,875            $11,859
 7/31/2003               $14,145                      $15,319            $11,872
 8/31/2003               $14,251                      $15,434            $11,917
 9/30/2003               $14,600                      $15,887            $11,956
10/31/2003               $14,536                      $15,807            $11,943
11/30/2003               $14,680                      $15,972            $11,911
12/31/2003               $14,799                      $16,104            $11,898
 1/31/2004               $14,882                      $16,197            $11,956
 2/29/2004               $15,089                      $16,440            $12,021
 3/31/2004               $15,073                      $16,383            $12,098
 4/30/2004               $14,710                      $15,995            $12,137
 5/31/2004               $14,632                      $15,937            $12,208
 6/30/2004               $14,654                      $15,995            $12,247
 7/31/2004               $14,839                      $16,205            $12,227
 8/31/2004               $15,087                      $16,530            $12,234
 9/30/2004               $15,198                      $16,618            $12,260
10/31/2004               $15,309                      $16,761            $12,324
11/30/2004               $15,192                      $16,623            $12,331
12/31/2004               $15,366                      $16,826            $12,285
 1/31/2005               $15,542                      $16,983            $12,311
 2/28/2005               $15,500                      $16,927            $12,382
 3/31/2005               $15,458                      $16,820            $12,479
 4/30/2005               $15,698                      $17,085            $12,563
 5/31/2005               $15,797                      $17,206            $12,550
 6/30/2005               $15,858                      $17,313            $12,556
 7/31/2005               $15,775                      $17,234            $12,615
 8/31/2005               $15,914                      $17,408            $12,679
 9/30/2005               $15,791                      $17,291            $12,834
10/31/2005               $15,681                      $17,186            $12,860
11/30/2005               $15,755                      $17,269            $12,757
12/31/2005               $15,882                      $17,417            $12,705
 1/31/2006               $15,891                      $17,464            $12,802
 2/28/2006               $15,977                      $17,581            $12,828


28 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and Massachusetts personal income tax rate of 38.45%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 29

Your Fund's Expenses

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


30 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/05      VALUE 2/28/06   PERIOD* 9/1/05-2/28/06
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,007.00              $3.33
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.47              $3.36
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,004.30              $6.06
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.74              $6.11
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.67% and C: 1.22%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 31

Franklin Michigan Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Michigan Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in insured Michigan municipal securities. 2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Michigan Insured Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $12.35 on February 28, 2005, to $12.27 on February 28, 2006. The Fund's Class A shares paid dividends totaling 54.09 cents per share for the reporting period. 3 The Performance Summary beginning on page 35 shows that at the end of this reporting period the Fund's Class A distribution rate was 4.19% based on an annualization of the current 4.47 cent per share dividend and the maximum offering price of $12.81 on February 28, 2006. An investor in the 2006 maximum combined effective federal and Michigan personal income tax bracket of 37.54% would need to earn a distribution rate of 6.71% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 90.


32 | Annual Report

DIVIDEND DISTRIBUTIONS 3

Franklin Michigan Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                 DIVIDEND PER SHARE
                                    --------------------------------------------
MONTH                                  CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
March                                4.57 cents      3.99 cents      3.99 cents
--------------------------------------------------------------------------------
April                                4.57 cents      3.99 cents      3.99 cents
--------------------------------------------------------------------------------
May                                  4.57 cents      3.99 cents      3.99 cents
--------------------------------------------------------------------------------
June                                 4.50 cents      3.94 cents      3.93 cents
--------------------------------------------------------------------------------
July                                 4.50 cents      3.94 cents      3.93 cents
--------------------------------------------------------------------------------
August                               4.50 cents      3.94 cents      3.93 cents
--------------------------------------------------------------------------------
September                            4.50 cents      3.94 cents      3.93 cents
--------------------------------------------------------------------------------
October                              4.50 cents      3.94 cents      3.93 cents
--------------------------------------------------------------------------------
November                             4.47 cents      3.91 cents      3.90 cents
--------------------------------------------------------------------------------
December                             4.47 cents      3.90 cents      3.91 cents
--------------------------------------------------------------------------------
January                              4.47 cents      3.90 cents      3.91 cents
--------------------------------------------------------------------------------
February                             4.47 cents      3.90 cents      3.91 cents
================================================================================
TOTAL                               54.09 CENTS     47.28 CENTS     47.25 CENTS
--------------------------------------------------------------------------------

bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Michigan's manufacturing-heavy economy has faced prolonged economic weakness largely because of the U.S. auto industry's layoffs and faltering job growth over the past few years. After five straight years of employment decline, a slight job growth was forecast for 2006. However, the October 2005 bankruptcy filing by Delphi and previously made layoff announcements by Ford and General Motors added uncertainty to that projection. As of February 2006, the 6.6% unemployment rate was higher than the 4.8% national rate. 4

Challenged by extended revenue weakness, Michigan continued to exercise caution in managing its budget and preserving balanced operations. The state implemented health care cuts and used nonrecurring revenue measures, such

4.    Source: Bureau of Labor Statistics.


                                                              Annual Report | 33

PORTFOLIO BREAKDOWN

Franklin Michigan Insured Tax-Free Income Fund
2/28/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                42.1%
--------------------------------------------------------------------------------
General Obligation                                                         21.2%
--------------------------------------------------------------------------------
Utilities                                                                  13.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      9.3%
--------------------------------------------------------------------------------
Higher Education                                                            4.2%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        3.5%
--------------------------------------------------------------------------------
Transportation                                                              3.0%
--------------------------------------------------------------------------------
Tax-Supported                                                               2.2%
--------------------------------------------------------------------------------
Other Revenue                                                               1.4%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

as proceeds from tobacco settlement bonds and land sales to close the budget gap. Reserves continued to be low, however, and liquidity was constrained. Until economic conditions improve, Michigan has been left with limited options to resolve unanticipated budget shortfalls. Even so, the state has a record of strong fiscal management through various actions to balance operations.

Based on the state's improving balanced budgets and conservative financial management, independent credit rating agency Standard & Poor's (S&P) assigned Michigan's general obligation bonds an AA rating with a stable outlook. 5 Despite the state's reduced liquidity and spending flexibility, S&P expected Michigan to make economic progress along with the nation. The rating also reflected the state's favorable pension positions and low debt levels that are constrained by its constitution.

MANAGER'S DISCUSSION

We used various strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Michigan Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

5.    This does not indicate S&P's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


34 | Annual Report

Performance Summary as of 2/28/06

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------
CLASS A (SYMBOL: FTTMX)                              CHANGE   2/28/06   2/28/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.08    $12.27    $12.35
-------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-------------------------------------------------------------------------------
Dividend Income                            $0.5409
-------------------------------------------------------------------------------
CLASS B (SYMBOL: FBMIX)                              CHANGE   2/28/06   2/28/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.07    $12.33    $12.40
-------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-------------------------------------------------------------------------------
Dividend Income                            $0.4728
-------------------------------------------------------------------------------
CLASS C (SYMBOL: FRMTX)                              CHANGE   2/28/06   2/28/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.07    $12.39    $12.46
-------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-------------------------------------------------------------------------------
Dividend Income                            $0.4725
-------------------------------------------------------------------------------


                                                              Annual Report | 35

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------
CLASS A                                              1-YEAR   5-YEAR          10-YEAR
------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +3.77%   +28.88%         +69.46%
------------------------------------------------------------------------------------------
Average Annual Total Return 2                        -0.65%    +4.29%          +4.96%
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                   -0.60%    +4.00%          +4.57%
------------------------------------------------------------------------------------------
   Distribution Rate 4                       4.19%
------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.71%
------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.30%
------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.28%
------------------------------------------------------------------------------------------
CLASS B                                              1-YEAR   5-YEAR    INCEPTION (2/1/00)
------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +3.27%   +25.44%         +41.14%
------------------------------------------------------------------------------------------
Average Annual Total Return 2                        -0.71%    +4.30%          +5.83%
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                   -0.69%    +4.02%          +5.65%
------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.81%
------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.10%
------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               2.90%
------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                4.64%
------------------------------------------------------------------------------------------
CLASS C                                              1-YEAR   5-YEAR          10-YEAR
------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +3.25%   +25.42%         +60.59%
------------------------------------------------------------------------------------------
Average Annual Total Return 2                        +2.26%    +4.63%          +4.85%
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                   +2.27%    +4.36%          +4.81%
------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.78%
------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.05%
------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               2.91%
------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                4.66%
------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


36 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Franklin Michigan Insured
                 Tax-Free Income Fund          Lehman Brothers
   Date               (Class A)            Municipal Bond Index 7       CPI 7
----------    -------------------------    -----------------------     --------
  3/1/1996             $ 9,572                     $10,000             $10,000
 3/31/1996             $ 9,466                     $ 9,872             $10,052
 4/30/1996             $ 9,454                     $ 9,844             $10,090
 5/31/1996             $ 9,449                     $ 9,840             $10,110
 6/30/1996             $ 9,550                     $ 9,948             $10,116
 7/31/1996             $ 9,627                     $10,038             $10,136
 8/31/1996             $ 9,622                     $10,036             $10,155
 9/30/1996             $ 9,749                     $10,176             $10,187
10/31/1996             $ 9,835                     $10,291             $10,219
11/30/1996             $ 9,995                     $10,479             $10,239
12/31/1996             $ 9,958                     $10,435             $10,239
 1/31/1997             $ 9,962                     $10,455             $10,271
 2/28/1997             $10,041                     $10,551             $10,303
 3/31/1997             $ 9,920                     $10,410             $10,329
 4/30/1997             $ 9,991                     $10,497             $10,342
 5/31/1997             $10,122                     $10,655             $10,336
 6/30/1997             $10,210                     $10,769             $10,349
 7/31/1997             $10,461                     $11,067             $10,362
 8/31/1997             $10,362                     $10,963             $10,381
 9/30/1997             $10,469                     $11,093             $10,407
10/31/1997             $10,533                     $11,165             $10,433
11/30/1997             $10,598                     $11,231             $10,426
12/31/1997             $10,774                     $11,394             $10,413
 1/31/1998             $10,864                     $11,512             $10,433
 2/28/1998             $10,884                     $11,515             $10,452
 3/31/1998             $10,884                     $11,525             $10,471
 4/30/1998             $10,867                     $11,474             $10,491
 5/31/1998             $11,021                     $11,655             $10,510
 6/30/1998             $11,097                     $11,701             $10,523
 7/31/1998             $11,125                     $11,730             $10,536
 8/31/1998             $11,263                     $11,911             $10,549
 9/30/1998             $11,402                     $12,060             $10,562
10/31/1998             $11,403                     $12,060             $10,587
11/30/1998             $11,450                     $12,102             $10,587
12/31/1998             $11,471                     $12,132             $10,581
 1/31/1999             $11,574                     $12,277             $10,607
 2/28/1999             $11,564                     $12,223             $10,620
 3/31/1999             $11,592                     $12,240             $10,652
 4/30/1999             $11,610                     $12,271             $10,730
 5/31/1999             $11,553                     $12,200             $10,730
 6/30/1999             $11,410                     $12,024             $10,730
 7/31/1999             $11,437                     $12,068             $10,762
 8/31/1999             $11,312                     $11,971             $10,788
 9/30/1999             $11,292                     $11,976             $10,839
10/31/1999             $11,185                     $11,846             $10,859
11/30/1999             $11,282                     $11,972             $10,865
12/31/1999             $11,203                     $11,883             $10,865
 1/31/2000             $11,153                     $11,831             $10,897
 2/29/2000             $11,262                     $11,969             $10,962
 3/31/2000             $11,499                     $12,230             $11,052
 4/30/2000             $11,439                     $12,158             $11,059
 5/31/2000             $11,380                     $12,095             $11,072
 6/30/2000             $11,670                     $12,415             $11,130
 7/31/2000             $11,832                     $12,588             $11,156
 8/31/2000             $12,004                     $12,782             $11,156
 9/30/2000             $11,942                     $12,715             $11,214
10/31/2000             $12,054                     $12,854             $11,233
11/30/2000             $12,136                     $12,952             $11,240
12/31/2000             $12,445                     $13,271             $11,233
 1/31/2001             $12,527                     $13,403             $11,304
 2/28/2001             $12,589                     $13,446             $11,349
 3/31/2001             $12,704                     $13,566             $11,375
 4/30/2001             $12,588                     $13,419             $11,420
 5/31/2001             $12,704                     $13,563             $11,472
 6/30/2001             $12,787                     $13,654             $11,491
 7/31/2001             $12,966                     $13,857             $11,459
 8/31/2001             $13,146                     $14,085             $11,459
 9/30/2001             $13,112                     $14,038             $11,511
10/31/2001             $13,261                     $14,205             $11,472
11/30/2001             $13,163                     $14,085             $11,453
12/31/2001             $13,043                     $13,952             $11,407
 1/31/2002             $13,269                     $14,194             $11,433
 2/28/2002             $13,399                     $14,365             $11,478
 3/31/2002             $13,145                     $14,083             $11,543
 4/30/2002             $13,375                     $14,359             $11,607
 5/31/2002             $13,440                     $14,446             $11,607
 6/30/2002             $13,560                     $14,599             $11,614
 7/31/2002             $13,725                     $14,786             $11,627
 8/31/2002             $13,868                     $14,964             $11,666
 9/30/2002             $14,157                     $15,292             $11,685
10/31/2002             $13,975                     $15,038             $11,704
11/30/2002             $13,938                     $14,976             $11,704
12/31/2002             $14,219                     $15,292             $11,679
 1/31/2003             $14,193                     $15,253             $11,730
 2/28/2003             $14,362                     $15,466             $11,821
 3/31/2003             $14,393                     $15,476             $11,892
 4/30/2003             $14,505                     $15,578             $11,866
 5/31/2003             $14,850                     $15,943             $11,846
 6/30/2003             $14,798                     $15,875             $11,859
 7/31/2003             $14,277                     $15,319             $11,872
 8/31/2003             $14,365                     $15,434             $11,917
 9/30/2003             $14,703                     $15,887             $11,956
10/31/2003             $14,661                     $15,807             $11,943
11/30/2003             $14,822                     $15,972             $11,911
12/31/2003             $14,923                     $16,104             $11,898
 1/31/2004             $15,025                     $16,197             $11,956
 2/29/2004             $15,236                     $16,440             $12,021
 3/31/2004             $15,169                     $16,383             $12,098
 4/30/2004             $14,822                     $15,995             $12,137
 5/31/2004             $14,780                     $15,937             $12,208
 6/30/2004             $14,786                     $15,995             $12,247
 7/31/2004             $14,952                     $16,205             $12,227
 8/31/2004             $15,192                     $16,530             $12,234
 9/30/2004             $15,274                     $16,618             $12,260
10/31/2004             $15,418                     $16,761             $12,324
11/30/2004             $15,287                     $16,623             $12,331
12/31/2004             $15,495                     $16,826             $12,285
 1/31/2005             $15,653                     $16,983             $12,311
 2/28/2005             $15,635                     $16,927             $12,382
 3/31/2005             $15,553                     $16,820             $12,479
 4/30/2005             $15,751                     $17,085             $12,563
 5/31/2005             $15,885                     $17,206             $12,550
 6/30/2005             $15,956                     $17,313             $12,556
 7/31/2005             $15,923                     $17,234             $12,615
 8/31/2005             $16,046                     $17,408             $12,679
 9/30/2005             $15,962                     $17,291             $12,834
10/31/2005             $15,903                     $17,186             $12,860
11/30/2005             $15,975                     $17,269             $12,757
12/31/2005             $16,085                     $17,417             $12,705
 1/31/2006             $16,119                     $17,464             $12,802
 2/28/2006             $16,222                     $17,581             $12,828

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                            2/28/06
------------------------------------------
1-Year                              -0.65%
------------------------------------------
5-Year                              +4.29%
------------------------------------------
10-Year                             +4.96%
------------------------------------------

CLASS B (2/1/00-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Franklin Michigan Insured
                 Tax-Free Income Fund          Lehman Brothers
   Date               (Class B)            Municipal Bond Index 7       CPI 7
----------    -------------------------    -----------------------     --------
  2/1/2000             $10,000                     $10,000             $10,000
 2/29/2000             $10,096                     $10,116             $10,059
 3/31/2000             $10,295                     $10,337             $10,142
 4/30/2000             $10,236                     $10,276             $10,148
 5/31/2000             $10,187                     $10,223             $10,160
 6/30/2000             $10,442                     $10,494             $10,213
 7/31/2000             $10,581                     $10,640             $10,237
 8/31/2000             $10,730                     $10,804             $10,237
 9/30/2000             $10,679                     $10,747             $10,290
10/31/2000             $10,774                     $10,865             $10,308
11/30/2000             $10,842                     $10,947             $10,314
12/31/2000             $11,112                     $11,217             $10,308
 1/31/2001             $11,189                     $11,328             $10,373
 2/28/2001             $11,239                     $11,364             $10,415
 3/31/2001             $11,326                     $11,466             $10,438
 4/30/2001             $11,227                     $11,342             $10,480
 5/31/2001             $11,324                     $11,464             $10,527
 6/30/2001             $11,393                     $11,541             $10,545
 7/31/2001             $11,547                     $11,712             $10,515
 8/31/2001             $11,701                     $11,905             $10,515
 9/30/2001             $11,675                     $11,865             $10,563
10/31/2001             $11,792                     $12,006             $10,527
11/30/2001             $11,700                     $11,905             $10,509
12/31/2001             $11,588                     $11,792             $10,468
 1/31/2002             $11,783                     $11,997             $10,492
 2/28/2002             $11,892                     $12,141             $10,533
 3/31/2002             $11,662                     $11,903             $10,592
 4/30/2002             $11,860                     $12,136             $10,652
 5/31/2002             $11,912                     $12,210             $10,652
 6/30/2002             $12,012                     $12,339             $10,658
 7/31/2002             $12,162                     $12,498             $10,669
 8/31/2002             $12,283                     $12,648             $10,705
 9/30/2002             $12,532                     $12,925             $10,723
10/31/2002             $12,356                     $12,711             $10,741
11/30/2002             $12,328                     $12,658             $10,741
12/31/2002             $12,569                     $12,925             $10,717
 1/31/2003             $12,540                     $12,892             $10,764
 2/28/2003             $12,683                     $13,072             $10,847
 3/31/2003             $12,705                     $13,080             $10,912
 4/30/2003             $12,798                     $13,167             $10,889
 5/31/2003             $13,105                     $13,475             $10,871
 6/30/2003             $13,053                     $13,418             $10,883
 7/31/2003             $12,580                     $12,948             $10,895
 8/31/2003             $12,651                     $13,045             $10,936
 9/30/2003             $12,941                     $13,428             $10,972
10/31/2003             $12,898                     $13,361             $10,960
11/30/2003             $13,033                     $13,500             $10,930
12/31/2003             $13,116                     $13,612             $10,918
 1/31/2004             $13,210                     $13,690             $10,972
 2/29/2004             $13,378                     $13,896             $11,031
 3/31/2004             $13,324                     $13,847             $11,102
 4/30/2004             $13,015                     $13,519             $11,137
 5/31/2004             $12,961                     $13,470             $11,203
 6/30/2004             $12,971                     $13,519             $11,238
 7/31/2004             $13,110                     $13,697             $11,220
 8/31/2004             $13,314                     $13,972             $11,226
 9/30/2004             $13,379                     $14,046             $11,250
10/31/2004             $13,488                     $14,167             $11,309
11/30/2004             $13,379                     $14,050             $11,315
12/31/2004             $13,543                     $14,221             $11,274
 1/31/2005             $13,685                     $14,354             $11,297
 2/28/2005             $13,652                     $14,307             $11,363
 3/31/2005             $13,575                     $14,216             $11,451
 4/30/2005             $13,751                     $14,441             $11,528
 5/31/2005             $13,861                     $14,543             $11,517
 6/30/2005             $13,916                     $14,633             $11,523
 7/31/2005             $13,882                     $14,567             $11,576
 8/31/2005             $13,982                     $14,714             $11,635
 9/30/2005             $13,903                     $14,615             $11,777
10/31/2005             $13,846                     $14,526             $11,801
11/30/2005             $13,901                     $14,596             $11,706
12/31/2005             $13,980                     $14,721             $11,659
 1/31/2006             $14,002                     $14,761             $11,748
 2/28/2006             $14,114                     $14,860             $11,771

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS B                            2/28/06
------------------------------------------
1-Year                              -0.71%
------------------------------------------
5-Year                              +4.30%
------------------------------------------
Since Inception (2/1/00)            +5.83%
------------------------------------------


                                                              Annual Report | 37

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                            2/28/06
------------------------------------------
1-Year                              +2.26%
------------------------------------------
5-Year                              +4.63%
------------------------------------------
Since Inception (5/1/95)            +4.85%
------------------------------------------

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Franklin Michigan Insured
                Tax-Free Income Fund           Lehman Brothers
   Date               (Class C)            Municipal Bond Index 7       CPI 7
----------    -------------------------    -----------------------     --------
  3/1/1996             $10,000                     $10,000             $10,000
 3/31/1996             $ 9,882                     $ 9,872             $10,052
 4/30/1996             $ 9,865                     $ 9,844             $10,090
 5/31/1996             $ 9,864                     $ 9,840             $10,110
 6/30/1996             $ 9,955                     $ 9,948             $10,116
 7/31/1996             $10,031                     $10,038             $10,136
 8/31/1996             $10,030                     $10,036             $10,155
 9/30/1996             $10,157                     $10,176             $10,187
10/31/1996             $10,241                     $10,291             $10,219
11/30/1996             $10,402                     $10,479             $10,239
12/31/1996             $10,359                     $10,435             $10,239
 1/31/1997             $10,358                     $10,455             $10,271
 2/28/1997             $10,443                     $10,551             $10,303
 3/31/1997             $10,302                     $10,410             $10,329
 4/30/1997             $10,372                     $10,497             $10,342
 5/31/1997             $10,502                     $10,655             $10,336
 6/30/1997             $10,597                     $10,769             $10,349
 7/31/1997             $10,851                     $11,067             $10,362
 8/31/1997             $10,734                     $10,963             $10,381
 9/30/1997             $10,848                     $11,093             $10,407
10/31/1997             $10,900                     $11,165             $10,433
11/30/1997             $10,970                     $11,231             $10,426
12/31/1997             $11,146                     $11,394             $10,413
 1/31/1998             $11,233                     $11,512             $10,433
 2/28/1998             $11,248                     $11,515             $10,452
 3/31/1998             $11,243                     $11,525             $10,471
 4/30/1998             $11,220                     $11,474             $10,491
 5/31/1998             $11,372                     $11,655             $10,510
 6/30/1998             $11,454                     $11,701             $10,523
 7/31/1998             $11,477                     $11,730             $10,536
 8/31/1998             $11,613                     $11,911             $10,549
 9/30/1998             $11,750                     $12,060             $10,562
10/31/1998             $11,746                     $12,060             $10,587
11/30/1998             $11,790                     $12,102             $10,587
12/31/1998             $11,806                     $12,132             $10,581
 1/31/1999             $11,907                     $12,277             $10,607
 2/28/1999             $11,892                     $12,223             $10,620
 3/31/1999             $11,915                     $12,240             $10,652
 4/30/1999             $11,927                     $12,271             $10,730
 5/31/1999             $11,862                     $12,200             $10,730
 6/30/1999             $11,710                     $12,024             $10,730
 7/31/1999             $11,733                     $12,068             $10,762
 8/31/1999             $11,600                     $11,971             $10,788
 9/30/1999             $11,574                     $11,976             $10,839
10/31/1999             $11,450                     $11,846             $10,859
11/30/1999             $11,553                     $11,972             $10,865
12/31/1999             $11,458                     $11,883             $10,865
 1/31/2000             $11,402                     $11,831             $10,897
 2/29/2000             $11,517                     $11,969             $10,962
 3/31/2000             $11,753                     $12,230             $11,052
 4/30/2000             $11,677                     $12,158             $11,059
 5/31/2000             $11,621                     $12,095             $11,072
 6/30/2000             $11,910                     $12,415             $11,130
 7/31/2000             $12,068                     $12,588             $11,156
 8/31/2000             $12,237                     $12,782             $11,156
 9/30/2000             $12,169                     $12,715             $11,214
10/31/2000             $12,277                     $12,854             $11,233
11/30/2000             $12,365                     $12,952             $11,240
12/31/2000             $12,661                     $13,271             $11,233
 1/31/2001             $12,748                     $13,403             $11,304
 2/28/2001             $12,805                     $13,446             $11,349
 3/31/2001             $12,904                     $13,566             $11,375
 4/30/2001             $12,792                     $13,419             $11,420
 5/31/2001             $12,892                     $13,563             $11,472
 6/30/2001             $12,980                     $13,654             $11,491
 7/31/2001             $13,154                     $13,857             $11,459
 8/31/2001             $13,329                     $14,085             $11,459
 9/30/2001             $13,300                     $14,038             $11,511
10/31/2001             $13,434                     $14,205             $11,472
11/30/2001             $13,328                     $14,085             $11,453
12/31/2001             $13,201                     $13,952             $11,407
 1/31/2002             $13,423                     $14,194             $11,433
 2/28/2002             $13,546                     $14,365             $11,478
 3/31/2002             $13,286                     $14,083             $11,543
 4/30/2002             $13,510                     $14,359             $11,607
 5/31/2002             $13,569                     $14,446             $11,607
 6/30/2002             $13,683                     $14,599             $11,614
 7/31/2002             $13,853                     $14,786             $11,627
 8/31/2002             $13,990                     $14,964             $11,666
 9/30/2002             $14,273                     $15,292             $11,685
10/31/2002             $14,085                     $15,038             $11,704
11/30/2002             $14,042                     $14,976             $11,704
12/31/2002             $14,316                     $15,292             $11,679
 1/31/2003             $14,284                     $15,253             $11,730
 2/28/2003             $14,446                     $15,466             $11,821
 3/31/2003             $14,471                     $15,476             $11,892
 4/30/2003             $14,577                     $15,578             $11,866
 5/31/2003             $14,926                     $15,943             $11,846
 6/30/2003             $14,867                     $15,875             $11,859
 7/31/2003             $14,329                     $15,319             $11,872
 8/31/2003             $14,409                     $15,434             $11,917
 9/30/2003             $14,748                     $15,887             $11,956
10/31/2003             $14,688                     $15,807             $11,943
11/30/2003             $14,852                     $15,972             $11,911
12/31/2003             $14,946                     $16,104             $11,898
 1/31/2004             $15,040                     $16,197             $11,956
 2/29/2004             $15,244                     $16,440             $12,021
 3/31/2004             $15,170                     $16,383             $12,098
 4/30/2004             $14,819                     $15,995             $12,137
 5/31/2004             $14,758                     $15,937             $12,208
 6/30/2004             $14,770                     $15,995             $12,247
 7/31/2004             $14,927                     $16,205             $12,227
 8/31/2004             $15,158                     $16,530             $12,234
 9/30/2004             $15,232                     $16,618             $12,260
10/31/2004             $15,368                     $16,761             $12,324
11/30/2004             $15,232                     $16,623             $12,331
12/31/2004             $15,430                     $16,826             $12,285
 1/31/2005             $15,579                     $16,983             $12,311
 2/28/2005             $15,553                     $16,927             $12,382
 3/31/2005             $15,466                     $16,820             $12,479
 4/30/2005             $15,654                     $17,085             $12,563
 5/31/2005             $15,791                     $17,206             $12,550
 6/30/2005             $15,853                     $17,313             $12,556
 7/31/2005             $15,814                     $17,234             $12,615
 8/31/2005             $15,928                     $17,408             $12,679
 9/30/2005             $15,838                     $17,291             $12,834
10/31/2005             $15,760                     $17,186             $12,860
11/30/2005             $15,823                     $17,269             $12,757
12/31/2005             $15,925                     $17,417             $12,705
 1/31/2006             $15,950                     $17,464             $12,802
 2/28/2006             $16,059                     $17,581             $12,828

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and Michigan personal income tax rate of 37.54%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


38 | Annual Report

Your Fund's Expenses

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 39

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/05     VALUE 2/28/06    PERIOD* 9/1/05-2/28/06
------------------------------------------------------------------------------------------------------
Actual                                           $1,000          $1,010.80              $3.24
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000          $1,021.57              $3.26
------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------
Actual                                           $1,000          $1,008.10              $5.92
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000          $1,018.89              $5.96
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                           $1,000          $1,008.00              $5.97
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000          $1,018.84              $6.01
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.65%; B: 1.19%; and C: 1.20%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


40 | Annual Report

Franklin Minnesota Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Minnesota Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in insured Minnesota municipal securities. 2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Minnesota Insured Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $12.23 on February 28, 2005, to $12.13 on February 28, 2006. The Fund's Class A shares paid dividends totaling 51.09 cents per share for the reporting period. 3 The Performance Summary beginning on page 44 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.94% based on an annualization of the current 4.16 cent per share dividend and the maximum offering price of $12.67 on February 28, 2006. An investor in the 2006 maximum combined effective federal and Minnesota personal income tax bracket of 40.10% would need to earn a distribution rate of 6.58% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 100.


                                                              Annual Report | 41

DIVIDEND DISTRIBUTIONS*

Franklin Minnesota Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                          DIVIDEND PER SHARE
                                                      --------------------------
MONTH                                                   CLASS A        CLASS C
--------------------------------------------------------------------------------
March                                                  4.35 cents    3.79 cents
--------------------------------------------------------------------------------
April                                                  4.35 cents    3.79 cents
--------------------------------------------------------------------------------
May                                                    4.35 cents    3.79 cents
--------------------------------------------------------------------------------
June                                                   4.26 cents    3.71 cents
--------------------------------------------------------------------------------
July                                                   4.26 cents    3.71 cents
--------------------------------------------------------------------------------
August                                                 4.26 cents    3.71 cents
--------------------------------------------------------------------------------
September                                              4.21 cents    3.65 cents
--------------------------------------------------------------------------------
October                                                4.21 cents    3.65 cents
--------------------------------------------------------------------------------
November                                               4.21 cents    3.65 cents
--------------------------------------------------------------------------------
December                                               4.21 cents    3.65 cents
--------------------------------------------------------------------------------
January                                                4.21 cents    3.65 cents
--------------------------------------------------------------------------------
February                                               4.21 cents    3.65 cents
================================================================================
TOTAL                                                 51.09 CENTS   44.40 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Minnesota's diverse economy showed signs of progress, supported by high income levels and a low unemployment rate. Although more slowly than the nation, the state made broad-based job gains amid an improving manufacturing picture. Job vacancies in manufacturing, health care and retail trade industries more than made up for decreases in other industries. As of February 2006, the unemployment rate was 4.4%, which was lower than the 4.8% national rate. 4

Minnesota ended fiscal year 2005 on a positive note, with budget reserves restored and an improved balance in the state's general fund. But the nearly balanced budget did not come easily. The regular legislative session failed to pass a budget, forcing the state into a partial shutdown for the first time in its

4.    Source: Bureau of Labor Statistics.


42 | Annual Report
history. The shutdown, which had little impact on state employees or services, was short and led to the adoption of a final budget using several nonrecurring measures. However, a controversy surrounding a sharp cigarette tax increase slightly clouded an otherwise promising fiscal plan. Tobacco companies filed suit in September against Minnesota for violating a 1998 agreement that released the companies from all future claims for reimbursement for health care costs in exchange for annual payments to the state. A district court sided with the tobacco companies, but the state will retain the cigarette fee and its earnings while an appeal is pending. Some analysts expect that the state will work to overcome its fiscal challenges and balance the budget.

Based on the state's improving economy and moderate debt levels, independent credit rating agency Standard & Poor's (S&P) assigned Minnesota's general obligation bonds a rating of AAA with a stable outlook.5 However, S&P's concerns about structural balance issues and unreplenished reserves remained.

MANAGER'S DISCUSSION

We used various strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Minnesota Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

5.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN

Franklin Minnesota Insured Tax-Free Income Fund
2/28/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         47.5%
--------------------------------------------------------------------------------
Utilities                                                                  12.7%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     12.5%
--------------------------------------------------------------------------------
Prerefunded                                                                 8.1%
--------------------------------------------------------------------------------
Transportation                                                              6.7%
--------------------------------------------------------------------------------
Housing                                                                     6.4%
--------------------------------------------------------------------------------
Higher Education                                                            3.1%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        1.4%
--------------------------------------------------------------------------------
Other Revenue                                                               0.8%
--------------------------------------------------------------------------------
Tax-Supported                                                               0.8%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                              Annual Report | 43

Performance Summary as of 2/28/06

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FMINX)                              CHANGE   2/28/06   2/28/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.10    $12.13    $12.23
--------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
--------------------------------------------------------------------------------
Dividend Income                            $0.5109
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FMNIX)                              CHANGE   2/28/06   2/28/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.09    $12.22    $12.31
--------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
--------------------------------------------------------------------------------
Dividend Income                            $0.4440
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS A                                              1-YEAR   5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +3.48%   +27.57%   +63.90%
--------------------------------------------------------------------------------
Average Annual Total Return 2                        -0.90%    +4.08%    +4.61%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                   -1.10%    +3.74%    +4.65%
--------------------------------------------------------------------------------
   Distribution Rate 4                      3.94%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5   6.58%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6              3.48%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 5               5.81%
--------------------------------------------------------------------------------
CLASS C                                              1-YEAR   5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +2.98%  +24.23%    +55.36%
--------------------------------------------------------------------------------
Average Annual Total Return 2                        +1.99%   +4.43%     +4.50%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                   +1.73%   +4.08%     +4.54%
--------------------------------------------------------------------------------
   Distribution Rate 4                      3.54%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5   5.91%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6              3.08%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 5               5.14%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


44 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Minnesota Insured
                   Tax-Free Income Fund        Lehman Brothers
   Date                 (Class A)            Municipal Bond Index 7     CPI 7
----------      --------------------------   -----------------------   -------
  3/1/1996                $ 9,574                    $10,000           $10,000
 3/31/1996                $ 9,469                    $ 9,872           $10,052
 4/30/1996                $ 9,450                    $ 9,844           $10,090
 5/31/1996                $ 9,454                    $ 9,840           $10,110
 6/30/1996                $ 9,547                    $ 9,948           $10,116
 7/31/1996                $ 9,624                    $10,038           $10,136
 8/31/1996                $ 9,613                    $10,036           $10,155
 9/30/1996                $ 9,730                    $10,176           $10,187
10/31/1996                $ 9,814                    $10,291           $10,219
11/30/1996                $ 9,941                    $10,479           $10,239
12/31/1996                $ 9,911                    $10,435           $10,239
 1/31/1997                $ 9,931                    $10,455           $10,271
 2/28/1997                $10,009                    $10,551           $10,303
 3/31/1997                $ 9,912                    $10,410           $10,329
 4/30/1997                $ 9,982                    $10,497           $10,342
 5/31/1997                $10,095                    $10,655           $10,336
 6/30/1997                $10,183                    $10,769           $10,349
 7/31/1997                $10,415                    $11,067           $10,362
 8/31/1997                $10,351                    $10,963           $10,381
 9/30/1997                $10,447                    $11,093           $10,407
10/31/1997                $10,502                    $11,165           $10,433
11/30/1997                $10,565                    $11,231           $10,426
12/31/1997                $10,677                    $11,394           $10,413
 1/31/1998                $10,759                    $11,512           $10,433
 2/28/1998                $10,770                    $11,515           $10,452
 3/31/1998                $10,789                    $11,525           $10,471
 4/30/1998                $10,773                    $11,474           $10,491
 5/31/1998                $10,909                    $11,655           $10,510
 6/30/1998                $10,958                    $11,701           $10,523
 7/31/1998                $10,978                    $11,730           $10,536
 8/31/1998                $11,098                    $11,911           $10,549
 9/30/1998                $11,200                    $12,060           $10,562
10/31/1998                $11,229                    $12,060           $10,587
11/30/1998                $11,267                    $12,102           $10,587
12/31/1998                $11,284                    $12,132           $10,581
 1/31/1999                $11,367                    $12,277           $10,607
 2/28/1999                $11,330                    $12,223           $10,620
 3/31/1999                $11,377                    $12,240           $10,652
 4/30/1999                $11,386                    $12,271           $10,730
 5/31/1999                $11,348                    $12,200           $10,730
 6/30/1999                $11,190                    $12,024           $10,730
 7/31/1999                $11,208                    $12,068           $10,762
 8/31/1999                $11,054                    $11,971           $10,788
 9/30/1999                $11,024                    $11,976           $10,839
10/31/1999                $10,849                    $11,846           $10,859
11/30/1999                $10,963                    $11,972           $10,865
12/31/1999                $10,855                    $11,883           $10,865
 1/31/2000                $10,795                    $11,831           $10,897
 2/29/2000                $10,950                    $11,969           $10,962
 3/31/2000                $11,215                    $12,230           $11,052
 4/30/2000                $11,134                    $12,158           $11,059
 5/31/2000                $11,034                    $12,095           $11,072
 6/30/2000                $11,331                    $12,415           $11,130
 7/31/2000                $11,500                    $12,588           $11,156
 8/31/2000                $11,690                    $12,782           $11,156
 9/30/2000                $11,617                    $12,715           $11,214
10/31/2000                $11,748                    $12,854           $11,233
11/30/2000                $11,848                    $12,952           $11,240
12/31/2000                $12,153                    $13,271           $11,233
 1/31/2001                $12,244                    $13,403           $11,304
 2/28/2001                $12,304                    $13,446           $11,349
 3/31/2001                $12,416                    $13,566           $11,375
 4/30/2001                $12,290                    $13,419           $11,420
 5/31/2001                $12,403                    $13,563           $11,472
 6/30/2001                $12,496                    $13,654           $11,491
 7/31/2001                $12,652                    $13,857           $11,459
 8/31/2001                $12,820                    $14,085           $11,459
 9/30/2001                $12,775                    $14,038           $11,511
10/31/2001                $12,911                    $14,205           $11,472
11/30/2001                $12,844                    $14,085           $11,453
12/31/2001                $12,724                    $13,952           $11,407
 1/31/2002                $12,905                    $14,194           $11,433
 2/28/2002                $13,021                    $14,365           $11,478
 3/31/2002                $12,834                    $14,083           $11,543
 4/30/2002                $13,017                    $14,359           $11,607
 5/31/2002                $13,092                    $14,446           $11,607
 6/30/2002                $13,188                    $14,599           $11,614
 7/31/2002                $13,330                    $14,786           $11,627
 8/31/2002                $13,449                    $14,964           $11,666
 9/30/2002                $13,713                    $15,292           $11,685
10/31/2002                $13,520                    $15,038           $11,704
11/30/2002                $13,493                    $14,976           $11,704
12/31/2002                $13,738                    $15,292           $11,679
 1/31/2003                $13,744                    $15,253           $11,730
 2/28/2003                $13,921                    $15,466           $11,821
 3/31/2003                $13,938                    $15,476           $11,892
 4/30/2003                $14,047                    $15,578           $11,866
 5/31/2003                $14,374                    $15,943           $11,846
 6/30/2003                $14,321                    $15,875           $11,859
 7/31/2003                $13,863                    $15,319           $11,872
 8/31/2003                $13,938                    $15,434           $11,917
 9/30/2003                $14,269                    $15,887           $11,956
10/31/2003                $14,181                    $15,807           $11,943
11/30/2003                $14,327                    $15,972           $11,911
12/31/2003                $14,450                    $16,104           $11,898
 1/31/2004                $14,538                    $16,197           $11,956
 2/29/2004                $14,733                    $16,440           $12,021
 3/31/2004                $14,701                    $16,383           $12,098
 4/30/2004                $14,370                    $15,995           $12,137
 5/31/2004                $14,315                    $15,937           $12,208
 6/30/2004                $14,356                    $15,995           $12,247
 7/31/2004                $14,517                    $16,205           $12,227
 8/31/2004                $14,751                    $16,530           $12,234
 9/30/2004                $14,840                    $16,618           $12,260
10/31/2004                $14,979                    $16,761           $12,324
11/30/2004                $14,860                    $16,623           $12,331
12/31/2004                $15,061                    $16,826           $12,285
 1/31/2005                $15,214                    $16,983           $12,311
 2/28/2005                $15,168                    $16,927           $12,382
 3/31/2005                $15,085                    $16,820           $12,479
 4/30/2005                $15,302                    $17,085           $12,563
 5/31/2005                $15,393                    $17,206           $12,550
 6/30/2005                $15,459                    $17,313           $12,556
 7/31/2005                $15,399                    $17,234           $12,615
 8/31/2005                $15,541                    $17,408           $12,679
 9/30/2005                $15,430                    $17,291           $12,834
10/31/2005                $15,331                    $17,186           $12,860
11/30/2005                $15,423                    $17,269           $12,757
12/31/2005                $15,554                    $17,417           $12,705
 1/31/2006                $15,583                    $17,464           $12,802
 2/28/2006                $15,692                    $17,581           $12,828

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                            2/28/06
------------------------------------------
1-Year                              -0.90%
------------------------------------------
5-Year                              +4.08%
------------------------------------------
10-Year                             +4.61%
------------------------------------------

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Minnesota Insured
                   Tax-Free Income Fund        Lehman Brothers
   Date                 (Class C)            Municipal Bond Index 7     CPI 7
----------      --------------------------   -----------------------   -------
  3/1/1996                $10,000                    $10,000           $10,000
 3/31/1996                $ 9,885                    $ 9,872           $10,052
 4/30/1996                $ 9,860                    $ 9,844           $10,090
 5/31/1996                $ 9,868                    $ 9,840           $10,110
 6/30/1996                $ 9,952                    $ 9,948           $10,116
 7/31/1996                $10,028                    $10,038           $10,136
 8/31/1996                $10,019                    $10,036           $10,155
 9/30/1996                $10,128                    $10,176           $10,187
10/31/1996                $10,212                    $10,291           $10,219
11/30/1996                $10,338                    $10,479           $10,239
12/31/1996                $10,303                    $10,435           $10,239
 1/31/1997                $10,317                    $10,455           $10,271
 2/28/1997                $10,400                    $10,551           $10,303
 3/31/1997                $10,291                    $10,410           $10,329
 4/30/1997                $10,360                    $10,497           $10,342
 5/31/1997                $10,472                    $10,655           $10,336
 6/30/1997                $10,567                    $10,769           $10,349
 7/31/1997                $10,792                    $11,067           $10,362
 8/31/1997                $10,720                    $10,963           $10,381
 9/30/1997                $10,814                    $11,093           $10,407
10/31/1997                $10,866                    $11,165           $10,433
11/30/1997                $10,926                    $11,231           $10,426
12/31/1997                $11,045                    $11,394           $10,413
 1/31/1998                $11,124                    $11,512           $10,433
 2/28/1998                $11,130                    $11,515           $10,452
 3/31/1998                $11,145                    $11,525           $10,471
 4/30/1998                $11,124                    $11,474           $10,491
 5/31/1998                $11,259                    $11,655           $10,510
 6/30/1998                $11,305                    $11,701           $10,523
 7/31/1998                $11,320                    $11,730           $10,536
 8/31/1998                $11,437                    $11,911           $10,549
 9/30/1998                $11,536                    $12,060           $10,562
10/31/1998                $11,561                    $12,060           $10,587
11/30/1998                $11,595                    $12,102           $10,587
12/31/1998                $11,615                    $12,132           $10,581
 1/31/1999                $11,695                    $12,277           $10,607
 2/28/1999                $11,642                    $12,223           $10,620
 3/31/1999                $11,684                    $12,240           $10,652
 4/30/1999                $11,697                    $12,271           $10,730
 5/31/1999                $11,644                    $12,200           $10,730
 6/30/1999                $11,477                    $12,024           $10,730
 7/31/1999                $11,499                    $12,068           $10,762
 8/31/1999                $11,328                    $11,971           $10,788
 9/30/1999                $11,291                    $11,976           $10,839
10/31/1999                $11,108                    $11,846           $10,859
11/30/1999                $11,219                    $11,972           $10,865
12/31/1999                $11,103                    $11,883           $10,865
 1/31/2000                $11,037                    $11,831           $10,897
 2/29/2000                $11,190                    $11,969           $10,962
 3/31/2000                $11,464                    $12,230           $11,052
 4/30/2000                $11,377                    $12,158           $11,059
 5/31/2000                $11,270                    $12,095           $11,072
 6/30/2000                $11,556                    $12,415           $11,130
 7/31/2000                $11,733                    $12,588           $11,156
 8/31/2000                $11,920                    $12,782           $11,156
 9/30/2000                $11,841                    $12,715           $11,214
10/31/2000                $11,967                    $12,854           $11,233
11/30/2000                $12,053                    $12,952           $11,240
12/31/2000                $12,368                    $13,271           $11,233
 1/31/2001                $12,454                    $13,403           $11,304
 2/28/2001                $12,509                    $13,446           $11,349
 3/31/2001                $12,617                    $13,566           $11,375
 4/30/2001                $12,483                    $13,419           $11,420
 5/31/2001                $12,591                    $13,563           $11,472
 6/30/2001                $12,679                    $13,654           $11,491
 7/31/2001                $12,842                    $13,857           $11,459
 8/31/2001                $12,994                    $14,085           $11,459
 9/30/2001                $12,943                    $14,038           $11,511
10/31/2001                $13,074                    $14,205           $11,472
11/30/2001                $13,001                    $14,085           $11,453
12/31/2001                $12,874                    $13,952           $11,407
 1/31/2002                $13,060                    $14,194           $11,433
 2/28/2002                $13,161                    $14,365           $11,478
 3/31/2002                $12,977                    $14,083           $11,543
 4/30/2002                $13,155                    $14,359           $11,607
 5/31/2002                $13,213                    $14,446           $11,607
 6/30/2002                $13,315                    $14,599           $11,614
 7/31/2002                $13,450                    $14,786           $11,627
 8/31/2002                $13,564                    $14,964           $11,666
 9/30/2002                $13,823                    $15,292           $11,685
10/31/2002                $13,624                    $15,038           $11,704
11/30/2002                $13,593                    $14,976           $11,704
12/31/2002                $13,843                    $15,292           $11,679
 1/31/2003                $13,833                    $15,253           $11,730
 2/28/2003                $14,004                    $15,466           $11,821
 3/31/2003                $14,015                    $15,476           $11,892
 4/30/2003                $14,118                    $15,578           $11,866
 5/31/2003                $14,439                    $15,943           $11,846
 6/30/2003                $14,378                    $15,875           $11,859
 7/31/2003                $13,913                    $15,319           $11,872
 8/31/2003                $13,980                    $15,434           $11,917
 9/30/2003                $14,303                    $15,887           $11,956
10/31/2003                $14,219                    $15,807           $11,943
11/30/2003                $14,356                    $15,972           $11,911
12/31/2003                $14,461                    $16,104           $11,898
 1/31/2004                $14,542                    $16,197           $11,956
 2/29/2004                $14,741                    $16,440           $12,021
 3/31/2004                $14,692                    $16,383           $12,098
 4/30/2004                $14,369                    $15,995           $12,137
 5/31/2004                $14,308                    $15,937           $12,208
 6/30/2004                $14,329                    $15,995           $12,247
 7/31/2004                $14,494                    $16,205           $12,227
 8/31/2004                $14,719                    $16,530           $12,234
 9/30/2004                $14,801                    $16,618           $12,260
10/31/2004                $14,919                    $16,761           $12,324
11/30/2004                $14,807                    $16,623           $12,331
12/31/2004                $14,987                    $16,826           $12,285
 1/31/2005                $15,143                    $16,983           $12,311
 2/28/2005                $15,091                    $16,927           $12,382
 3/31/2005                $15,002                    $16,820           $12,479
 4/30/2005                $15,209                    $17,085           $12,563
 5/31/2005                $15,292                    $17,206           $12,550
 6/30/2005                $15,350                    $17,313           $12,556
 7/31/2005                $15,297                    $17,234           $12,615
 8/31/2005                $15,430                    $17,408           $12,679
 9/30/2005                $15,301                    $17,291           $12,834
10/31/2005                $15,196                    $17,186           $12,860
11/30/2005                $15,280                    $17,269           $12,757
12/31/2005                $15,402                    $17,417           $12,705
 1/31/2006                $15,424                    $17,464           $12,802
 2/28/2006                $15,536                    $17,581           $12,828

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                            2/28/06
------------------------------------------
1-Year                              +1.99%
------------------------------------------
5-Year                              +4.43%
------------------------------------------
10-Year                             +4.50%
------------------------------------------


                                                              Annual Report | 45

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and Minnesota personal income tax rate of 40.10%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


46 | Annual Report

Your Fund's Expenses

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 47

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                         VALUE 9/1/05       VALUE 2/28/06   PERIOD* 9/1/05-2/28/06
---------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,009.60             $3.34
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,021.47             $3.36
---------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------
Actual                                              $1,000           $1,006.90             $6.07
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000           $1,018.74             $6.11
---------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.67% and C: 1.22%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


48 | Annual Report

Franklin Ohio Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Ohio Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 The Fund invests primarily in insured Ohio municipal securities. 2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Ohio Insured Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $12.64 on February 28, 2005, to $12.60 on February 28, 2006. The Fund's Class A shares paid dividends totaling 53.70 cents per share for the reporting period. 3 The Performance Summary beginning on page 53 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.01% based on an annualization of the current 4.40 cent per share dividend and the maximum offering price of $13.16 on February 28, 2006. An investor in the 2006 maximum combined effective federal and Ohio personal income tax bracket of 39.47% would need to earn a distribution rate of 6.62% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchase your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 109.


                                                              Annual Report | 49

DIVIDEND DISTRIBUTIONS*

Franklin Ohio Insured Tax-Free Income Fund

------------------------------------------------------------------------------
                                                  DIVIDEND PER SHARE
                                       ---------------------------------------
MONTH                                     CLASS A      CLASS B       CLASS C
------------------------------------------------------------------------------
March                                   4.55 cents    3.98 cents    3.96 cents
------------------------------------------------------------------------------
April                                   4.55 cents    3.98 cents    3.96 cents
------------------------------------------------------------------------------
May                                     4.55 cents    3.98 cents    3.96 cents
------------------------------------------------------------------------------
June                                    4.45 cents    3.89 cents    3.87 cents
------------------------------------------------------------------------------
July                                    4.45 cents    3.89 cents    3.87 cents
------------------------------------------------------------------------------
August                                  4.45 cents    3.89 cents    3.87 cents
------------------------------------------------------------------------------
September                               4.45 cents    3.88 cents    3.87 cents
------------------------------------------------------------------------------
October                                 4.45 cents    3.88 cents    3.87 cents
------------------------------------------------------------------------------
November                                4.45 cents    3.88 cents    3.87 cents
------------------------------------------------------------------------------
December                                4.45 cents    3.87 cents    3.87 cents
------------------------------------------------------------------------------
January                                 4.45 cents    3.87 cents    3.87 cents
------------------------------------------------------------------------------
February                                4.45 cents    3.87 cents    3.87 cents
==============================================================================
TOTAL                                  53.70 CENTS   46.86 CENTS   46.71 CENTS
------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Ohio's broad and diversifying economy, once hard hit by extensive job losses, experienced mild expansion with modest employment gains. Although declining, the manufacturing sector continued to lead in payroll numbers, while the growing service-producing sectors pointed to a more balanced economy. As of February 2006, the unemployment rate was 5.3%, which was higher than the 4.8% national rate. 4 However, the long-term employment outlook appeared

4.    Source: Bureau of Labor Statistics.


50 | Annual Report
more positive because state officials implemented tax reform measures to attract investment with the potential for job creation in the health care and biotechnology industries.

In addressing the 2004-2005 biennial budget's revenue shortfalls, Ohio implemented across-the-board spending cuts and various tax increases. As a result, a temporary, one-cent sales tax increase boosted total tax collections and delivered strong revenue performance. The state ended the biennium with a surplus, which was in part used to replenish its budget stabilization fund. For the 2006-2007 budget, Ohio incorporated major structural tax reforms geared toward making the state more business friendly. Substantial cuts in personal income tax and elimination of tax on machinery, equipment and inventories, spread out over several years, aimed to increase economic activity and reduce the burden on taxpayers. More importantly, a new broad-based commercial activity tax will gradually replace the corporate franchise tax over the next five years, offering businesses significant tax relief. Ohio still faced considerable pressure from Medicaid, though cost containment measures, such as freezing annual payments to nursing homes and hospitals and reducing benefits and eligibility, appeared to have reduced health care payments.

Based on the state's sound financial management and ability in resolving budget challenges, independent credit rating agency Standard & Poor's assigned Ohio's general obligation bonds an AA+ rating with a stable outlook. 5 The rating reflected the state's improving financial picture, aided by solid balanced financial operations as well as the newly replenished reserve and moderate debt level.

5.    This does not indicate Standard & Poor's rating of the Fund.

PORTFOLIO BREAKDOWN

Franklin Ohio Insured Tax-Free Income Fund
2/28/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         42.1%
--------------------------------------------------------------------------------
Prerefunded                                                                23.7%
--------------------------------------------------------------------------------
Higher Education                                                            8.4%
--------------------------------------------------------------------------------
Utilities                                                                   6.1%
--------------------------------------------------------------------------------
Tax-Supported                                                               4.9%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      4.4%
--------------------------------------------------------------------------------
Transportation                                                              3.5%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        3.3%
--------------------------------------------------------------------------------
Other Revenue                                                               1.5%
--------------------------------------------------------------------------------
Housing                                                                     1.4%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.7%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                              Annual Report | 51

MANAGER'S DISCUSSION

We used various strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Ohio Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


52 | Annual Report

Performance Summary as of 2/28/06

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FTOIX)                              CHANGE   2/28/06   2/28/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.04    $12.60    $12.64
--------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
--------------------------------------------------------------------------------
Dividend Income                            $0.5370
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBOIX)                              CHANGE   2/28/06   2/28/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.04    $12.64    $12.68
--------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
--------------------------------------------------------------------------------
Dividend Income                            $0.4686
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FOITX)                              CHANGE   2/28/06   2/28/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.04    $12.70    $12.74
--------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
--------------------------------------------------------------------------------
Dividend Income                            $0.4671
--------------------------------------------------------------------------------


                                                              Annual Report | 53

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------
CLASS A                                                 1-YEAR   5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                               +3.98%   +29.37%        +68.82%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2                           -0.43%    +4.38%         +4.92%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                      -0.63%    +4.05%         +4.97%
---------------------------------------------------------------------------------------------
   Distribution Rate 4                         4.01%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.62%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.33%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.50%
---------------------------------------------------------------------------------------------
CLASS B                                                 1-YEAR   5-YEAR    INCEPTION (2/1/00)
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                               +3.41%   +25.95%        +41.52%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2                           -0.58%    +4.39%         +5.88%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                      -0.66%    +4.07%         +5.67%
---------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.63%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.00%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 2.94%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  4.86%
---------------------------------------------------------------------------------------------
CLASS C                                                 1-YEAR   5-YEAR         10-YEAR
---------------------------------------------------------------------------------------------
Cumulative Total Return 1                               +3.38%   +25.94%        +59.96%
---------------------------------------------------------------------------------------------
Average Annual Total Return 2                           +2.38%    +4.72%         +4.81%
---------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                      +2.39%    +4.41%         +4.87%
---------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.60%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      5.95%
---------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 2.94%
---------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  4.86%
---------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


54 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/96-2/28/06)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN PRINTED MATERIAL.]

               Franklin Ohio Insured
   Date         Tax-Free Income Fund          Lehman Brothers
                     (Class A)            Municipal Bond Index 7       CPI 7
----------     ---------------------     -----------------------     -------
  3/1/1996            $ 9,577                    $10,000             $10,000
 3/31/1996            $ 9,463                    $ 9,872             $10,052
 4/30/1996            $ 9,452                    $ 9,844             $10,090
 5/31/1996            $ 9,471                    $ 9,840             $10,110
 6/30/1996            $ 9,579                    $ 9,948             $10,116
 7/31/1996            $ 9,655                    $10,038             $10,136
 8/31/1996            $ 9,650                    $10,036             $10,155
 9/30/1996            $ 9,791                    $10,176             $10,187
10/31/1996            $ 9,885                    $10,291             $10,219
11/30/1996            $10,043                    $10,479             $10,239
12/31/1996            $10,007                    $10,435             $10,239
 1/31/1997            $10,011                    $10,455             $10,271
 2/28/1997            $10,089                    $10,551             $10,303
 3/31/1997            $ 9,968                    $10,410             $10,329
 4/30/1997            $10,048                    $10,497             $10,342
 5/31/1997            $10,177                    $10,655             $10,336
 6/30/1997            $10,273                    $10,769             $10,349
 7/31/1997            $10,531                    $11,067             $10,362
 8/31/1997            $10,433                    $10,963             $10,381
 9/30/1997            $10,546                    $11,093             $10,407
10/31/1997            $10,592                    $11,165             $10,433
11/30/1997            $10,663                    $11,231             $10,426
12/31/1997            $10,827                    $11,394             $10,413
 1/31/1998            $10,925                    $11,512             $10,433
 2/28/1998            $10,919                    $11,515             $10,452
 3/31/1998            $10,922                    $11,525             $10,471
 4/30/1998            $10,898                    $11,474             $10,491
 5/31/1998            $11,051                    $11,655             $10,510
 6/30/1998            $11,095                    $11,701             $10,523
 7/31/1998            $11,123                    $11,730             $10,536
 8/31/1998            $11,250                    $11,911             $10,549
 9/30/1998            $11,395                    $12,060             $10,562
10/31/1998            $11,414                    $12,060             $10,587
11/30/1998            $11,451                    $12,102             $10,587
12/31/1998            $11,471                    $12,132             $10,581
 1/31/1999            $11,563                    $12,277             $10,607
 2/28/1999            $11,537                    $12,223             $10,620
 3/31/1999            $11,574                    $12,240             $10,652
 4/30/1999            $11,594                    $12,271             $10,730
 5/31/1999            $11,529                    $12,200             $10,730
 6/30/1999            $11,386                    $12,024             $10,730
 7/31/1999            $11,405                    $12,068             $10,762
 8/31/1999            $11,263                    $11,971             $10,788
 9/30/1999            $11,263                    $11,976             $10,839
10/31/1999            $11,120                    $11,846             $10,859
11/30/1999            $11,216                    $11,972             $10,865
12/31/1999            $11,120                    $11,883             $10,865
 1/31/2000            $11,072                    $11,831             $10,897
 2/29/2000            $11,208                    $11,969             $10,962
 3/31/2000            $11,452                    $12,230             $11,052
 4/30/2000            $11,384                    $12,158             $11,059
 5/31/2000            $11,336                    $12,095             $11,072
 6/30/2000            $11,602                    $12,415             $11,130
 7/31/2000            $11,771                    $12,588             $11,156
 8/31/2000            $11,941                    $12,782             $11,156
 9/30/2000            $11,881                    $12,715             $11,214
10/31/2000            $11,982                    $12,854             $11,233
11/30/2000            $12,084                    $12,952             $11,240
12/31/2000            $12,388                    $13,271             $11,233
 1/31/2001            $12,459                    $13,403             $11,304
 2/28/2001            $12,500                    $13,446             $11,349
 3/31/2001            $12,603                    $13,566             $11,375
 4/30/2001            $12,480                    $13,419             $11,420
 5/31/2001            $12,584                    $13,563             $11,472
 6/30/2001            $12,667                    $13,654             $11,491
 7/31/2001            $12,834                    $13,857             $11,459
 8/31/2001            $13,023                    $14,085             $11,459
 9/30/2001            $13,013                    $14,038             $11,511
10/31/2001            $13,140                    $14,205             $11,472
11/30/2001            $13,077                    $14,085             $11,453
12/31/2001            $12,970                    $13,952             $11,407
 1/31/2002            $13,172                    $14,194             $11,433
 2/28/2002            $13,300                    $14,365             $11,478
 3/31/2002            $13,095                    $14,083             $11,543
 4/30/2002            $13,289                    $14,359             $11,607
 5/31/2002            $13,354                    $14,446             $11,607
 6/30/2002            $13,473                    $14,599             $11,614
 7/31/2002            $13,603                    $14,786             $11,627
 8/31/2002            $13,734                    $14,964             $11,666
 9/30/2002            $13,996                    $15,292             $11,685
10/31/2002            $13,807                    $15,038             $11,704
11/30/2002            $13,783                    $14,976             $11,704
12/31/2002            $14,049                    $15,292             $11,679
 1/31/2003            $14,024                    $15,253             $11,730
 2/28/2003            $14,202                    $15,466             $11,821
 3/31/2003            $14,222                    $15,476             $11,892
 4/30/2003            $14,344                    $15,578             $11,866
 5/31/2003            $14,670                    $15,943             $11,846
 6/30/2003            $14,619                    $15,875             $11,859
 7/31/2003            $14,099                    $15,319             $11,872
 8/31/2003            $14,185                    $15,434             $11,917
 9/30/2003            $14,490                    $15,887             $11,956
10/31/2003            $14,450                    $15,807             $11,943
11/30/2003            $14,630                    $15,972             $11,911
12/31/2003            $14,743                    $16,104             $11,898
 1/31/2004            $14,853                    $16,197             $11,956
 2/29/2004            $15,082                    $16,440             $12,021
 3/31/2004            $15,017                    $16,383             $12,098
 4/30/2004            $14,644                    $15,995             $12,137
 5/31/2004            $14,579                    $15,937             $12,208
 6/30/2004            $14,600                    $15,995             $12,247
 7/31/2004            $14,785                    $16,205             $12,227
 8/31/2004            $15,067                    $16,530             $12,234
 9/30/2004            $15,157                    $16,618             $12,260
10/31/2004            $15,320                    $16,761             $12,324
11/30/2004            $15,168                    $16,623             $12,331
12/31/2004            $15,393                    $16,826             $12,285
 1/31/2005            $15,595                    $16,983             $12,311
 2/28/2005            $15,552                    $16,927             $12,382
 3/31/2005            $15,460                    $16,820             $12,479
 4/30/2005            $15,701                    $17,085             $12,563
 5/31/2005            $15,818                    $17,206             $12,550
 6/30/2005            $15,911                    $17,313             $12,556
 7/31/2005            $15,830                    $17,234             $12,615
 8/31/2005            $15,973                    $17,408             $12,679
 9/30/2005            $15,853                    $17,291             $12,834
10/31/2005            $15,757                    $17,186             $12,860
11/30/2005            $15,852                    $17,269             $12,757
12/31/2005            $15,985                    $17,417             $12,705
 1/31/2006            $16,017                    $17,464             $12,802
 2/28/2006            $16,167                    $17,581             $12,828

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS A                         2/28/06
---------------------------------------
1-Year                           -0.43%
---------------------------------------
5-Year                           +4.38%
---------------------------------------
10-Year                          +4.92%
---------------------------------------

CLASS B (2/1/00-2/28/06)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN PRINTED MATERIAL.]

               Franklin Ohio Insured
                Tax-Free Income Fund         Lehman Brothers
   Date             (Class B)            Municipal Bond Index 7       CPI 7
----------     ---------------------     -----------------------     -------
  2/1/2000            $10,000                    $10,000             $10,000
 2/29/2000            $10,104                    $10,116             $10,059
 3/31/2000            $10,319                    $10,337             $10,142
 4/30/2000            $10,262                    $10,276             $10,148
 5/31/2000            $10,214                    $10,223             $10,160
 6/30/2000            $10,458                    $10,494             $10,213
 7/31/2000            $10,596                    $10,640             $10,237
 8/31/2000            $10,752                    $10,804             $10,237
 9/30/2000            $10,694                    $10,747             $10,290
10/31/2000            $10,779                    $10,865             $10,308
11/30/2000            $10,874                    $10,947             $10,314
12/31/2000            $11,133                    $11,217             $10,308
 1/31/2001            $11,192                    $11,328             $10,373
 2/28/2001            $11,224                    $11,364             $10,415
 3/31/2001            $11,310                    $11,466             $10,438
 4/30/2001            $11,195                    $11,342             $10,480
 5/31/2001            $11,291                    $11,464             $10,527
 6/30/2001            $11,361                    $11,541             $10,545
 7/31/2001            $11,505                    $11,712             $10,515
 8/31/2001            $11,669                    $11,905             $10,515
 9/30/2001            $11,655                    $11,865             $10,563
10/31/2001            $11,763                    $12,006             $10,527
11/30/2001            $11,701                    $11,905             $10,509
12/31/2001            $11,600                    $11,792             $10,468
 1/31/2002            $11,784                    $11,997             $10,492
 2/28/2002            $11,883                    $12,141             $10,533
 3/31/2002            $11,705                    $11,903             $10,592
 4/30/2002            $11,862                    $12,136             $10,652
 5/31/2002            $11,915                    $12,210             $10,652
 6/30/2002            $12,015                    $12,339             $10,658
 7/31/2002            $12,135                    $12,498             $10,669
 8/31/2002            $12,236                    $12,648             $10,705
 9/30/2002            $12,473                    $12,925             $10,723
10/31/2002            $12,299                    $12,711             $10,741
11/30/2002            $12,272                    $12,658             $10,741
12/31/2002            $12,503                    $12,925             $10,717
 1/31/2003            $12,475                    $12,892             $10,764
 2/28/2003            $12,627                    $13,072             $10,847
 3/31/2003            $12,638                    $13,080             $10,912
 4/30/2003            $12,740                    $13,167             $10,889
 5/31/2003            $13,034                    $13,475             $10,871
 6/30/2003            $12,973                    $13,418             $10,883
 7/31/2003            $12,507                    $12,948             $10,895
 8/31/2003            $12,577                    $13,045             $10,936
 9/30/2003            $12,841                    $13,428             $10,972
10/31/2003            $12,799                    $13,361             $10,960
11/30/2003            $12,952                    $13,500             $10,930
12/31/2003            $13,045                    $13,612             $10,918
 1/31/2004            $13,137                    $13,690             $10,972
 2/29/2004            $13,333                    $13,896             $11,031
 3/31/2004            $13,269                    $13,847             $11,102
 4/30/2004            $12,935                    $13,519             $11,137
 5/31/2004            $12,871                    $13,470             $11,203
 6/30/2004            $12,884                    $13,519             $11,238
 7/31/2004            $13,051                    $13,697             $11,220
 8/31/2004            $13,282                    $13,972             $11,226
 9/30/2004            $13,356                    $14,046             $11,250
10/31/2004            $13,493                    $14,167             $11,309
11/30/2004            $13,364                    $14,050             $11,315
12/31/2004            $13,555                    $14,221             $11,274
 1/31/2005            $13,715                    $14,354             $11,297
 2/28/2005            $13,671                    $14,307             $11,363
 3/31/2005            $13,583                    $14,216             $11,451
 4/30/2005            $13,799                    $14,441             $11,528
 5/31/2005            $13,896                    $14,543             $11,517
 6/30/2005            $13,960                    $14,633             $11,523
 7/31/2005            $13,893                    $14,567             $11,576
 8/31/2005            $14,013                    $14,714             $11,635
 9/30/2005            $13,901                    $14,615             $11,777
10/31/2005            $13,812                    $14,526             $11,801
11/30/2005            $13,877                    $14,596             $11,706
12/31/2005            $13,997                    $14,721             $11,659
 1/31/2006            $14,008                    $14,761             $11,748
 2/28/2006            $14,152                    $14,860             $11,771

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS B                         2/28/06
---------------------------------------
1-Year                           -0.58%
---------------------------------------
5-Year                           +4.39%
---------------------------------------
Since Inception (2/1/00)         +5.88%
---------------------------------------

                                                              Annual Report | 55

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS C                         2/28/06
---------------------------------------
1-Year                           +2.38%
---------------------------------------
5-Year                           +4.72%
---------------------------------------
10-Year                          +4.81%
---------------------------------------

CLASS C (3/1/96-2/28/06)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN PRINTED MATERIAL.]

               Franklin Ohio Insured
               Tax-Free Income Fund          Lehman Brothers
   Date             (Class C)            Municipal Bond Index 7       CPI 7
----------     ---------------------     -----------------------     -------
  3/1/1996            $10,000                    $10,000             $10,000
 3/31/1996            $ 9,877                    $ 9,872             $10,052
 4/30/1996            $ 9,860                    $ 9,844             $10,090
 5/31/1996            $ 9,875                    $ 9,840             $10,110
 6/30/1996            $ 9,974                    $ 9,948             $10,116
 7/31/1996            $10,065                    $10,038             $10,136
 8/31/1996            $10,055                    $10,036             $10,155
 9/30/1996            $10,188                    $10,176             $10,187
10/31/1996            $10,288                    $10,291             $10,219
11/30/1996            $10,447                    $10,479             $10,239
12/31/1996            $10,403                    $10,435             $10,239
 1/31/1997            $10,403                    $10,455             $10,271
 2/28/1997            $10,478                    $10,551             $10,303
 3/31/1997            $10,349                    $10,410             $10,329
 4/30/1997            $10,426                    $10,497             $10,342
 5/31/1997            $10,555                    $10,655             $10,336
 6/30/1997            $10,650                    $10,769             $10,349
 7/31/1997            $10,919                    $11,067             $10,362
 8/31/1997            $10,813                    $10,963             $10,381
 9/30/1997            $10,916                    $11,093             $10,407
10/31/1997            $10,967                    $11,165             $10,433
11/30/1997            $11,035                    $11,231             $10,426
12/31/1997            $11,199                    $11,394             $10,413
 1/31/1998            $11,295                    $11,512             $10,433
 2/28/1998            $11,283                    $11,515             $10,452
 3/31/1998            $11,289                    $11,525             $10,471
 4/30/1998            $11,250                    $11,474             $10,491
 5/31/1998            $11,403                    $11,655             $10,510
 6/30/1998            $11,452                    $11,701             $10,523
 7/31/1998            $11,466                    $11,730             $10,536
 8/31/1998            $11,600                    $11,911             $10,549
 9/30/1998            $11,743                    $12,060             $10,562
10/31/1998            $11,757                    $12,060             $10,587
11/30/1998            $11,790                    $12,102             $10,587
12/31/1998            $11,795                    $12,132             $10,581
 1/31/1999            $11,894                    $12,277             $10,607
 2/28/1999            $11,861                    $12,223             $10,620
 3/31/1999            $11,894                    $12,240             $10,652
 4/30/1999            $11,908                    $12,271             $10,730
 5/31/1999            $11,836                    $12,200             $10,730
 6/30/1999            $11,685                    $12,024             $10,730
 7/31/1999            $11,698                    $12,068             $10,762
 8/31/1999            $11,549                    $11,971             $10,788
 9/30/1999            $11,533                    $11,976             $10,839
10/31/1999            $11,392                    $11,846             $10,859
11/30/1999            $11,484                    $11,972             $10,865
12/31/1999            $11,381                    $11,883             $10,865
 1/31/2000            $11,317                    $11,831             $10,897
 2/29/2000            $11,451                    $11,969             $10,962
 3/31/2000            $11,693                    $12,230             $11,052
 4/30/2000            $11,619                    $12,158             $11,059
 5/31/2000            $11,565                    $12,095             $11,072
 6/30/2000            $11,840                    $12,415             $11,130
 7/31/2000            $12,006                    $12,588             $11,156
 8/31/2000            $12,172                    $12,782             $11,156
 9/30/2000            $12,106                    $12,715             $11,214
10/31/2000            $12,203                    $12,854             $11,233
11/30/2000            $12,300                    $12,952             $11,240
12/31/2000            $12,602                    $13,271             $11,233
 1/31/2001            $12,669                    $13,403             $11,304
 2/28/2001            $12,705                    $13,446             $11,349
 3/31/2001            $12,802                    $13,566             $11,375
 4/30/2001            $12,672                    $13,419             $11,420
 5/31/2001            $12,781                    $13,563             $11,472
 6/30/2001            $12,860                    $13,654             $11,491
 7/31/2001            $13,023                    $13,857             $11,459
 8/31/2001            $13,207                    $14,085             $11,459
 9/30/2001            $13,191                    $14,038             $11,511
10/31/2001            $13,313                    $14,205             $11,472
11/30/2001            $13,243                    $14,085             $11,453
12/31/2001            $13,130                    $13,952             $11,407
 1/31/2002            $13,327                    $14,194             $11,433
 2/28/2002            $13,449                    $14,365             $11,478
 3/31/2002            $13,237                    $14,083             $11,543
 4/30/2002            $13,425                    $14,359             $11,607
 5/31/2002            $13,484                    $14,446             $11,607
 6/30/2002            $13,597                    $14,599             $11,614
 7/31/2002            $13,732                    $14,786             $11,627
 8/31/2002            $13,846                    $14,964             $11,666
 9/30/2002            $14,114                    $15,292             $11,685
10/31/2002            $13,918                    $15,038             $11,704
11/30/2002            $13,888                    $14,976             $11,704
12/31/2002            $14,148                    $15,292             $11,679
 1/31/2003            $14,117                    $15,253             $11,730
 2/28/2003            $14,289                    $15,466             $11,821
 3/31/2003            $14,291                    $15,476             $11,892
 4/30/2003            $14,418                    $15,578             $11,866
 5/31/2003            $14,738                    $15,943             $11,846
 6/30/2003            $14,679                    $15,875             $11,859
 7/31/2003            $14,142                    $15,319             $11,872
 8/31/2003            $14,232                    $15,434             $11,917
 9/30/2003            $14,528                    $15,887             $11,956
10/31/2003            $14,481                    $15,807             $11,943
11/30/2003            $14,652                    $15,972             $11,911
12/31/2003            $14,758                    $16,104             $11,898
 1/31/2004            $14,862                    $16,197             $11,956
 2/29/2004            $15,082                    $16,440             $12,021
 3/31/2004            $15,011                    $16,383             $12,098
 4/30/2004            $14,634                    $15,995             $12,137
 5/31/2004            $14,563                    $15,937             $12,208
 6/30/2004            $14,577                    $15,995             $12,247
 7/31/2004            $14,753                    $16,205             $12,227
 8/31/2004            $15,026                    $16,530             $12,234
 9/30/2004            $15,120                    $16,618             $12,260
10/31/2004            $15,275                    $16,761             $12,324
11/30/2004            $15,118                    $16,623             $12,331
12/31/2004            $15,333                    $16,826             $12,285
 1/31/2005            $15,525                    $16,983             $12,311
 2/28/2005            $15,476                    $16,927             $12,382
 3/31/2005            $15,366                    $16,820             $12,479
 4/30/2005            $15,609                    $17,085             $12,563
 5/31/2005            $15,730                    $17,206             $12,550
 6/30/2005            $15,802                    $17,313             $12,556
 7/31/2005            $15,714                    $17,234             $12,615
 8/31/2005            $15,861                    $17,408             $12,679
 9/30/2005            $15,723                    $17,291             $12,834
10/31/2005            $15,622                    $17,186             $12,860
11/30/2005            $15,707                    $17,269             $12,757
12/31/2005            $15,831                    $17,417             $12,705
 1/31/2006            $15,855                    $17,464             $12,802
 2/28/2006            $15,996                    $17,581             $12,828

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and Ohio personal income tax rate of 39.47%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


56 | Annual Report

Your Fund's Expenses

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 57

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/05      VALUE 2/28/06   PERIOD* 9/1/05-2/28/06
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,012.00             $3.29
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.52             $3.31
------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,008.50             $6.03
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.79             $6.06
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,008.40             $6.03
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.79             $6.06
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.66%; B: 1.21%; and C: 1.21%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


58 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

                                                     -----------------------------------------------------------
                                                                     YEAR ENDED FEBRUARY 28,
CLASS A                                                   2006        2005     2004 d         2003        2002
                                                     -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $   10.80   $   10.97   $   10.76   $   10.50   $   10.36
                                                     -----------------------------------------------------------
Income from investment operations:

   Net investment income a  ......................        0.45        0.46        0.46        0.46        0.48

   Net realized and unrealized gains (losses) ....       (0.05)      (0.17)       0.20        0.27        0.14
                                                     -----------------------------------------------------------
Total from investment operations .................        0.40        0.29        0.66        0.73        0.62
                                                     -----------------------------------------------------------
Less distributions from net investment income ....       (0.46)      (0.46)      (0.45)      (0.47)      (0.48)
                                                     -----------------------------------------------------------
Redemption fees ..................................          --          -- c        --          --          --
                                                     -----------------------------------------------------------
Net asset value, end of year .....................   $   10.74   $   10.80   $   10.97   $   10.76   $   10.50
                                                     ===========================================================
Total return b  ..................................        3.73%       2.79%       6.29%       7.14%       6.14%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $ 175,430   $ 149,897   $ 156,033   $ 156,973   $ 127,595

Ratios to average net assets:

   Expenses ......................................        0.75%       0.76%       0.75%       0.76%       0.78%

   Net investment income .........................        4.16%       4.29%       4.27%       4.39%       4.58%

Portfolio turnover rate ..........................       15.80%      21.09%      11.38%      10.83%      23.17%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


                         Annual Report | See notes to financial statements. | 59

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

--------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 97.5%
    BONDS 97.5%
    FLORIDA 97.5%
    Alachua County Public Improvement Revenue, AMBAC Insured, 5.25%, 8/01/29 ..................     $ 2,500,000      $ 2,627,825
    Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/20 ............................       1,000,000        1,063,520
    Broward County HFAR, FSA Insured,
       5.65%, 11/01/22 ........................................................................         405,000          412,464
       5.70%, 11/01/29 ........................................................................         225,000          229,255
    Broward County School Board COP,
       MBIA Insured, 5.00%, 7/01/28 ...........................................................       2,000,000        2,098,620
       Series A, FSA Insured, 5.00%, 7/01/22 ..................................................       2,000,000        2,105,020
       Series A, FSA Insured, 5.00%, 7/01/26 ..................................................       2,850,000        2,986,686
       Series A, FSA Insured, 5.00%, 7/01/29 ..................................................       1,950,000        2,041,650
       Series A, FSA Insured, 5.00%, 7/01/30 ..................................................       2,000,000        2,090,880
    Coral Gables Health Facilities Authority Hospital Revenue, Baptist Health South Florida,
     FSA Insured, 5.00%, 8/15/29 ..............................................................       1,500,000        1,573,695
    Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%, 9/01/29 ....       1,890,000        1,929,066
    Dade County Water and Sewer System Revenue, FGIC Insured, 5.25%, 10/01/21 .................       1,000,000        1,035,760
    Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%, 11/15/32 ..       1,000,000        1,050,090
    Destin Capital Improvement Revenue, MBIA Insured, 5.00%, 8/01/27 ..........................       1,315,000        1,385,642
    Escambia County HFA, SFMR, Multi County Program, Series A, MBIA Insured, 6.40%,
     10/01/30 .................................................................................         140,000          140,203
    Escambia County Utilities Authority Utility System Revenue,
       FGIC Insured, 5.00%, 1/01/31 ...........................................................       1,775,000        1,835,581
       Refunding, Series B, FGIC Insured, 5.00%, 1/01/22 ......................................       2,000,000        2,102,940
    Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 ..........       1,600,000        1,640,000
    Florida HFC Revenue,
       Housing Logans Pointe Apartments, Series F-1, FSA Insured, 5.90%, 12/01/19 .............       1,205,000        1,267,503
       Marina Bay Apartments, Series S, FSA Insured, 5.85%, 2/01/41 ...........................       1,070,000        1,115,732
    Florida Intergovernmental Finance Commission Capital Revenue, Series A,
     AMBAC Insured, 5.00%, 8/01/32 ............................................................       3,570,000        3,722,832
    Florida State Board of Education GO, Series F, MBIA Insured, 5.00%, 6/01/28 ...............       2,000,000        2,104,020
    Florida State Board Regent Housing Revenue, University of Florida, FGIC Insured, 5.25%,
     7/01/30 ..................................................................................       2,000,000        2,154,860
    Florida State Correctional Privatization Commission COP, Series B, AMBAC Insured, 5.00%,
     8/01/25 ..................................................................................       2,000,000        2,121,040
    Florida State Department of Environmental Protection Preservation Revenue, Florida Forever,
     Series A, MBIA Insured, 5.00%, 7/01/21 ...................................................       3,000,000        3,180,930
    Florida State Department of General Services Division Facilities Management Revenue,
     Florida Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 ...........................         550,000          591,509
    Gainesville Utilities System Revenue, Refunding, Series A, FSA Insured, 5.00%, 10/01/35 ...       2,000,000        2,110,500
    Gulf Breeze Revenue,
       FGIC Insured, 5.80%, 12/01/20 ..........................................................       1,250,000        1,375,987
       Local Government Loan Program, FGIC Insured, 6.05%, Series C, 12/01/13 .................       1,915,000        1,969,980
    Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/30 ............................       1,150,000        1,211,076
    Hillsborough County School Board COP, MBIA Insured,
       5.00%, 7/01/26 .........................................................................       1,670,000        1,769,482
       Pre-Refunded, 5.375%, 7/01/26 ..........................................................       1,000,000        1,059,660
    Indian Trail Water Control District Improvement Revenue, MBIA Insured, 5.75%, 8/01/16 .....       1,090,000        1,122,308


60 | Annual Report

Franklin Tax-Free Trust

--------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Jacksonville Capital Improvement Revenue, Refunding, Series C, AMBAC Insured, 5.00%,
     10/01/25 .................................................................................     $ 4,000,000      $ 4,210,320
    Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
     5.00%, 10/01/32 ..........................................................................       1,000,000        1,045,530
    Jacksonville Sales Tax Revenue, Better Jacksonville, MBIA Insured, 5.00%, 10/01/30 ........       1,500,000        1,575,165
    Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/26 ........................       2,000,000        2,085,840
    Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%,
     8/01/25 ..................................................................................       1,000,000        1,021,600
    Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30 .....................       4,080,000        4,279,838
    Lee County Airport Revenue,
       Refunding, FSA Insured, 5.00%, 10/01/33 ................................................       3,530,000        3,699,581
       Series B, FSA Insured, Pre-Refunded, 5.75%, 10/01/33 ...................................       4,000,000        4,408,080
    Lee County IDA Utilities Revenue, Bonita Springs Utilities Project, Refunding,
     MBIA Insured, 6.05%,
       11/01/15 ...............................................................................       2,000,000        2,049,420
       11/01/20 ...............................................................................       1,500,000        1,534,380
    Lynn Haven Capital Improvement Revenue, MBIA Insured, Pre-Refunded, 5.50%, 12/01/32 .......       2,000,000        2,188,480
    Maitland CDA Revenue, AMBAC Insured, 5.00%, 7/01/34 .......................................       2,595,000        2,718,989
    Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 .......................       1,500,000        1,568,850
    Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 ........................       3,000,000        3,123,510
    Miami-Dade County Aviation Revenue, Miami International Airport,
       Hub, Series B, FGIC Insured, 5.00%, 10/01/30 ...........................................       3,500,000        3,668,980
       Refunding, Series A, CIFG Insured, 5.00%, 10/01/38 .....................................       1,625,000        1,674,839
       Series B, FGIC Insured, 5.75%, 10/01/29 ................................................       2,500,000        2,718,525
    Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A,
     MBIA Insured, 5.00%,
       6/01/31 ................................................................................       1,650,000        1,728,259
       6/01/35 ................................................................................       2,000,000        2,091,760
    Nassau County Public Improvement Revenue, MBIA Insured, 5.00%, 5/01/31 ....................       5,000,000        5,181,250
    Ocala Utility System Revenue, Refunding, Series A, FGIC Insured, 5.00%, 10/01/31 ..........       2,000,000        2,118,560
    Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 .....................       4,220,000        4,353,690
    Orange County School Board COP, AMBAC Insured, 5.50%, 8/01/25 .............................       1,000,000        1,071,340
    Orange County Tourist Development Tax Revenue, AMBAC Insured,
       5.50%, 10/01/32 ........................................................................       2,000,000        2,169,360
       Pre-Refunded, 5.50%, 10/01/22 ..........................................................       1,000,000        1,068,070
       Pre-Refunded, 5.50%, 10/01/31 ..........................................................       2,500,000        2,670,175
    Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured, 5.70%,
     12/01/17 .................................................................................         480,000          485,928
    Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 .............       3,000,000        3,131,340
    Palm Beach County IDR, South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 ..........       2,000,000        2,122,320
    Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
     Pre-Refunded, 5.125%, 11/01/30 ...........................................................       2,000,000        2,156,980
    Palm Beach County School Board COP, Series A,
       AMBAC Insured, 5.125%, 8/01/24 .........................................................       5,000,000        5,318,950
       FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 .............................................       3,000,000        3,320,640
    Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/32 ...............       2,000,000        2,095,100


                                                              Annual Report | 61

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Pembroke Pines Public Improvement Revenue,
       Series A, AMBAC Insured, 5.00%, 10/01/29 ...............................................     $  2,000,000     $   2,114,180
       Series B, AMBAC Insured, 5.00%, 10/01/34 ...............................................        2,000,000         2,100,940
    Pinellas County Sewer Revenue, FSA Insured, 5.00%, 10/01/32 ...............................        3,000,000         3,142,380
    Polk County Capital Improvement Revenue, FSA Insured, Pre-Refunded, 5.75%, 12/01/21 .......        1,000,000         1,105,070
    Polk County Public Facilities Revenue, MBIA Insured, 5.00%, 12/01/33 ......................        2,000,000         2,107,100
    Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 .......................        1,000,000         1,042,490
    Polk County Utility System Revenue, Series A, FGIC Insured, 5.00%,
       10/01/30 ...............................................................................        1,000,000         1,055,620
       10/01/34 ...............................................................................        2,000,000         2,100,940
    Port St. Lucie GO, MBIA Insured, 5.00%, 7/01/32 ...........................................        2,000,000         2,104,960
    St. Augustine Capital Improvement Revenue, Refunding, AMBAC Insured, 5.00%, 10/01/29 ......        1,250,000         1,321,362
    St. Johns County Ponte Vedra Utility System Revenue, FSA Insured, 5.00%, 10/01/30 .........        1,000,000         1,058,470
    St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water
     Management Benefit, senior lien, Refunding, Series A, MBIA Insured, 5.25%, 5/01/25 .......        5,000,000         5,308,750
    St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%,
     10/01/32 .................................................................................        2,240,000         2,512,698
    Tavares Water and Sewer Revenue, AMBAC Insured, 5.50%, 10/01/30 ...........................        1,000,000         1,065,160
    University of Central Florida Assn. Inc. COP, Series A, FGIC Insured, 5.00%, 10/01/30 .....        1,485,000         1,553,978
    University of Central Florida COP, University of Central Florida Convocation Corp.,
      Series A, FGIC Insured, 5.00%, 10/01/35 .................................................        1,500,000         1,569,675
                                                                                                                     -------------
    TOTAL LONG TERM INVESTMENTS (COST $161,324,789) ...........................................                        171,145,738
                                                                                                                     -------------
    SHORT TERM INVESTMENTS 1.0%
    BONDS 1.0%
    FLORIDA 1.0%
 a  Jacksonville Health Facilities Authority Hospital Revenue,
       Baptist Medical Center Project, Daily VRDN and Put, 2.93%, 8/15/21 .....................          100,000           100,000
       Series C, Daily VRDN and Put, 2.93%, 8/15/33 ...........................................        1,000,000         1,000,000
 a  Orange County School Board COP, Series B, AMBAC Insured, Daily VRDN and Put, 2.97%,
     8/01/25 ..................................................................................          515,000           515,000
 a  Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program,
     Refunding, AMBAC Insured, Daily VRDN and Put, 3.02%, 12/01/15 ............................          100,000           100,000
                                                                                                                     -------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,715,000) ............................................                          1,715,000
                                                                                                                     -------------
    TOTAL INVESTMENTS (COST $163,039,789) 98.5% ...............................................                        172,860,738
    OTHER ASSETS, LESS LIABILITIES 1.5% .......................................................                          2,569,092
                                                                                                                     -------------
    NET ASSETS 100.0% .........................................................................                      $ 175,429,830
                                                                                                                     =============

See Selected Portfolio Abbreviations on page 121.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


62 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                     ---------------------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28,
CLASS A                                                     2006          2005       2004 d           2003          2002
                                                     ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $     12.41   $     12.62   $     12.37   $     12.13   $     11.98
                                                     ---------------------------------------------------------------------
Income from investment operations:

   Net investment income a .......................          0.54          0.55          0.55          0.58          0.59

   Net realized and unrealized gains (losses) ....         (0.10)        (0.20)         0.25          0.24          0.16
                                                     ---------------------------------------------------------------------
Total from investment operations .................          0.44          0.35          0.80          0.82          0.75
                                                     ---------------------------------------------------------------------

Less distributions from:

   Net investment income .........................         (0.53)        (0.55)        (0.55)        (0.58)        (0.60)

   Net realized gains ............................            --         (0.01)           --            --            --
                                                     ---------------------------------------------------------------------
Total distributions ..............................         (0.53)        (0.56)        (0.55)        (0.58)        (0.60)
                                                     ---------------------------------------------------------------------
Redemption fees ..................................            -- c          -- c          --            --            --
                                                     ---------------------------------------------------------------------
Net asset value, end of year .....................   $     12.32   $     12.41   $     12.62   $     12.37   $     12.13
                                                     =====================================================================

Total return b ...................................          3.65%         2.93%         6.65%         6.90%         6.39%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $ 1,697,516   $ 1,602,174   $ 1,696,913   $ 1,646,355   $ 1,554,245

Ratios to average net assets:

   Expenses ......................................          0.63%         0.63%         0.63%         0.62%         0.63%

   Net investment income .........................          4.37%         4.47%         4.45%         4.73%         4.90%

Portfolio turnover rate ..........................          4.94%         9.07%         9.41%        11.74%         8.48%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


                         Annual Report | See notes to financial statements. | 63

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                    -------------------------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28,
CLASS B                                                      2006             2005          2004 d             2003          2002
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............  $       12.47   $        12.67   $        12.42   $       12.17   $     12.00
                                                    -------------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .......................           0.47             0.48             0.49            0.51          0.53

   Net realized and unrealized gains (losses) ....          (0.10)           (0.19)            0.24            0.25          0.17
                                                    -------------------------------------------------------------------------------
Total from investment operations .................           0.37             0.29             0.73            0.76          0.70
                                                    -------------------------------------------------------------------------------
Less distributions from:

   Net investment income .........................          (0.47)           (0.48)           (0.48)          (0.51)        (0.53)

   Net realized gains ............................             --            (0.01)              --              --            --
                                                    -------------------------------------------------------------------------------
Total distributions ..............................          (0.47)           (0.49)           (0.48)          (0.51)        (0.53)
                                                    -------------------------------------------------------------------------------
Redemption fees ..................................             -- c             -- c             --              --            --
                                                    -------------------------------------------------------------------------------
Net asset value, end of year .....................  $       12.37   $        12.47   $        12.67   $       12.42   $     12.17
                                                    ===============================================================================

Total return b ...................................           3.07%            2.35%            6.04%           6.37%         5.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................  $      94,569   $      103,378   $      108,518   $      82,062   $    38,158

Ratios to average net assets:

   Expenses ......................................           1.18%            1.18%            1.18%           1.18%         1.18%

   Net investment income .........................           3.82%            3.92%            3.90%           4.17%         4.35%

Portfolio turnover rate ..........................           4.94%            9.07%            9.41%          11.74%         8.48%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


64 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                    -------------------------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28,
CLASS C                                                      2006             2005          2004 d             2003          2002
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............  $       12.51   $       12.72    $        12.47   $       12.21   $     12.05
                                                    -------------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .......................           0.48            0.49              0.48            0.52          0.53

   Net realized and unrealized gains (losses) ....          (0.10)          (0.21)             0.25            0.25          0.16
                                                    -------------------------------------------------------------------------------
Total from investment operations .................           0.38            0.28              0.73            0.77          0.69
                                                    -------------------------------------------------------------------------------
Less distributions from:

   Net investment income .........................          (0.47)          (0.48)            (0.48)          (0.51)        (0.53)

   Net realized gains ............................             --           (0.01)               --              --            --
                                                    -------------------------------------------------------------------------------
Total distributions ..............................          (0.47)          (0.49)            (0.48)          (0.51)        (0.53)
                                                    -------------------------------------------------------------------------------
Redemption fees ..................................             -- c            -- c              --              --            --
                                                    -------------------------------------------------------------------------------
Net asset value, end of year .....................  $       12.42   $       12.51    $        12.72   $       12.47   $     12.21
                                                    ===============================================================================

Total return b ...................................           3.06%           2.34%             5.99%           6.45%         5.84%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................  $     147,979   $     138,027    $      152,833   $     129,608   $    90,403

Ratios to average net assets:

   Expenses ......................................           1.18%           1.18%             1.20%           1.15%         1.18%

   Net investment income .........................           3.82%           3.92%             3.88%           4.20%         4.35%

Portfolio turnover rate ..........................           4.94%           9.07%             9.41%          11.74%         8.48%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


                         Annual Report | See notes to financial statements. | 65

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.4%
    BONDS 98.4%
    ALABAMA 6.1%
    Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A,
     AMBAC Insured, 5.25%, 8/15/21 ...............................................................    $   2,490,000    $  2,665,545
    Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.25%,
     6/01/18 .....................................................................................        5,000,000       5,291,850
    Bessemer, wts., XLCA Insured, 5.00%, 2/01/35 .................................................        2,000,000       2,093,840
    Bessemer Governmental Utility Services Corp. Water Supply Revenue, MBIA Insured, 5.25%,
     6/01/32 .....................................................................................        5,000,000       5,247,250
    Birmingham GO, Refunding and Capital Improvement, Series B, AMBAC Insured, 5.00%,
     12/01/32 ....................................................................................        5,000,000       5,179,000
    Daphne Utilities Board Water Gas and Sewer Revenue, Series B, AMBAC Insured, 5.50%,
     6/01/30 .....................................................................................        1,670,000       1,774,843
    East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
     Series A, MBIA Insured, 5.25%, 9/01/28 ......................................................        7,000,000       7,285,880
    Helena Utilities Board Water and Sewer Revenue, MBIA Insured, 5.25%,
       4/01/27 ...................................................................................        3,260,000       3,487,059
       4/01/33 ...................................................................................        4,890,000       5,192,153
    Jefferson County Sewer Revenue,
       Capital Improvement, wts., Series A, FGIC Insured, Pre-Refunded, 5.125%, 2/01/29 ..........       22,050,000      23,175,873
       Limestone County Water and Sewer Authority Water Revenue, AMBAC Insured, 5.00%,
       12/01/35 ..................................................................................        9,100,000       9,534,434
       wts., Series D, FGIC Insured, Pre-Refunded, 5.75%, 2/01/22 ................................        5,000,000       5,151,309
       wts., Series D, FGIC Insured, Pre-Refunded, 5.00%, 2/01/32 ................................       12,690,000      13,653,552
    Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and
     Clinic, Refunding, AMBAC Insured, 6.00%, 3/01/26 ............................................        4,000,000       4,090,040
    Muscle Shoals GO, wts., MBIA Insured, 5.50%, 8/01/30 .........................................        2,000,000       2,142,780
    Orange Beach Water Sewer and Fire Protection Authority Revenue, MBIA Insured, 5.00%,
     5/15/35 .....................................................................................        3,665,000       3,840,957
    Tuscaloosa, wts., FSA Insured, 5.00%, 1/01/30 ................................................        8,875,000       9,340,139
    University of Alabama General Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ................        3,000,000       3,139,110
    University of Alabama University Revenues, FGIC Insured, 5.25%, 10/01/27 .....................        5,975,000       6,317,367
                                                                                                                       ------------
                                                                                                                        118,602,981
                                                                                                                       ------------
    ALASKA 0.5%
    Alaska Energy Authority Power Revenue, Bradley Lake Project, BIG Insured, 6.25%, 7/01/21 .....            5,000           5,008
    Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured, 5.20%, 7/01/17 ............        3,000,000       3,121,110
    Alaska Industrial Development and Export Authority Revenue, Revolving Fund, Refunding,
     Series A, MBIA Insured, 6.125%, 4/01/27 .....................................................        5,000,000       5,213,100
    Alaska State HFC Revenue, Refunding, Series A, MBIA Insured, 6.00%, 6/01/27 ..................        2,230,000       2,308,474
                                                                                                                       ------------
                                                                                                                         10,647,692
                                                                                                                       ------------
    ARIZONA 3.2%
    Arizona State Municipal Financing Program COP, Series 1986-20, BIG Insured, ETM, 7.70%,
     8/01/10 .....................................................................................        6,000,000       6,702,900
    Cochise County USD No. 68 GO, Sierra Vista, Refunding, FGIC Insured, 7.50%, 7/01/10 ..........          500,000         578,770
    Downtown Phoenix Hotel Corp. Revenue, senior series A, FGIC Insured, 5.00%, 7/01/36 ..........       15,000,000      15,662,250
    Maricopa County IDA Hospital Facility Revenue, Samaritan Health Services, Series A,
     MBIA Insured, ETM, 7.00%, 12/01/16 ..........................................................          300,000         370,698


66 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Mesa IDAR, Discovery Health System, Series A, MBIA Insured, Pre-Refunded,
       5.75%, 1/01/25 ............................................................................    $   18,000,000   $ 19,541,700
       5.625%, 1/01/29 ...........................................................................        12,655,000     13,682,839
    Tucson Water Revenue, Series 1994-A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 ..............         5,000,000      5,093,500
                                                                                                                       ------------
                                                                                                                         61,632,657
                                                                                                                       ------------
    ARKANSAS 1.4%
    Arkansas State Development Finance Authority Water Revenue, Refunding, Series A,
     MBIA Insured, 6.50%, 7/01/10 ................................................................         2,000,000      2,128,040
    Arkansas State University Revenue, Arkansas State University, BEEBE, Series B,
     AMBAC Insured, 5.00%, 12/01/35 ..............................................................         2,045,000      2,134,653
    Little Rock School District GO,
       Refunding, Series B, FSA Insured, 5.50%, 2/01/33 ..........................................         3,970,000      4,207,088
       Series C, FSA Insured, 5.25%, 2/01/33 .....................................................         7,790,000      8,163,375
    Paragould Water and Electric Revenue, AMBAC Insured, Pre-Refunded, 5.65%, 12/01/25 ...........         1,000,000      1,092,260
    Pulaski Technical College Revenue, Student Tuition and Fee, FGIC Insured, 5.00%, 9/01/34 .....         2,190,000      2,271,030
    University of Arkansas University Revenues,
       Pine Bluff Campus, Refunding, Series A, AMBAC Insured, 5.00%, 12/01/35 ....................         3,000,000      3,155,790
       Various Facility, Fayetteville Campus, FGIC Insured, 5.00%, 12/01/32 ......................         4,000,000      4,159,800
                                                                                                                       ------------
                                                                                                                         27,312,036
                                                                                                                       ------------
    CALIFORNIA 3.1%
    California State GO,
       AMBAC Insured, 5.00%, 2/01/33 .............................................................         7,000,000      7,326,900
       Refunding, AMBAC Insured, 5.00%, 2/01/32 ..................................................         4,750,000      4,936,817
       Refunding, MBIA Insured, 5.00%, 2/01/31 ...................................................        20,000,000     20,855,400
       Refunding, MBIA Insured, 5.00%, 10/01/32 ..................................................         1,910,000      1,992,493
    Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 .................        15,000,000     18,412,950
    Oakland RDA Tax Allocation, Central District Redevelopment, Refunding, AMBAC Insured,
     5.50%, 2/01/14 ..............................................................................           250,000        270,638
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A,
     MBIA Insured, 5.25%, 1/15/30 ................................................................         4,000,000      4,130,080
    Val Verde USD, COP, School Construction Project, Refunding, Series B, FGIC Insured,5.00%,
     1/01/35 .....................................................................................         2,500,000      2,604,875
                                                                                                                       ------------
                                                                                                                         60,530,153
                                                                                                                       ------------
    COLORADO 2.9%
    Broomfield COP, AMBAC Insured, 6.00%, 12/01/29 ...............................................         3,000,000      3,258,690
    Centennial Water and Sanitation District Water and Sewer Revenue, Refunding, Series A,
     FSA Insured, 5.125%, 12/01/17 ...............................................................         5,000,000      5,188,300
    Colorado Health Facilities Authority Revenue, Community Provider Pooled Loan Program,
     Series A, FSA Insured, 7.25%, 7/15/17 .......................................................            27,000         27,052
    Colorado Mountain College Residence Hall Authority Revenue, MBIA Insured, Pre-Refunded,
       5.625%, 6/01/12 ...........................................................................         1,900,000      1,929,583
       5.75%, 6/01/23 ............................................................................         3,000,000      3,047,610
    Denver City and County Airport Revenue,
       Refunding, Series E, MBIA Insured, 5.50%, 11/15/25 ........................................         5,000,000      5,202,050
       Series C, MBIA Insured, ETM, 6.125%, 11/15/25 .............................................         8,000,000      8,726,753


                                                              Annual Report | 67

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    COLORADO (CONTINUED)
    Dove Valley Metropolitan District Arapahoe County GO, Refunding, FSA Insured, 5.00%,
     11/01/35 ....................................................................................    $    8,915,000   $  9,403,631
    E-470 Public Highway Authority Revenue, Refunding, senior series A, MBIA Insured, 5.00%,
     9/01/21 .....................................................................................         5,000,000      5,160,900
    University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
       5.20%, 11/15/17 ...........................................................................         5,425,000      5,692,724
       5.25%, 11/15/22 ...........................................................................         7,800,000      8,127,756
                                                                                                                       ------------
                                                                                                                         55,765,049
                                                                                                                       ------------
    CONNECTICUT 0.0% a
    Connecticut State Health and Educational Facilities Authority Revenue, Danbury Hospital,
     Series E, MBIA Insured, 6.50%, 7/01/14 ......................................................           335,000        338,437
                                                                                                                       ------------
    FLORIDA 8.9%
    Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/29 .......................         5,000,000      5,235,000
    Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 ..................           210,000        216,817
    Clearwater Water and Sewer Revenue, FGIC Insured, 5.00%,
       12/01/28 ..................................................................................        11,050,000     11,583,715
       12/01/32 ..................................................................................        13,665,000     14,275,962
    Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 ..............           200,000        222,358
    Florida State Board of Education Capital Outlay GO, Public Education,
       Refunding, Series E, FGIC Insured, 5.00%, 6/01/24 .........................................         5,000,000      5,262,300
       Series B, FGIC Insured, 5.00%,
       6/01/23 ...................................................................................         5,395,000      5,706,723
    Florida State Board of Education GO, Series C, MBIA Insured, 5.00%, 6/01/27 ..................         4,245,000      4,468,499
    Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B, FGIC
     Insured, 5.25%, 10/01/28 ....................................................................         2,500,000      2,630,825
    Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/30 ...............................         5,000,000      5,199,400
    Jacksonville Transportation Revenue, MBIA Insured, 5.25%, 10/01/29 ...........................        11,000,000     11,686,620
    Lee County IDA Utilities Revenue, Bonita Springs Utilities Project, Refunding, MBIA
     Insured, 6.05%,
       11/01/15 ..................................................................................         1,000,000      1,024,710
       11/01/20 ..................................................................................         1,000,000      1,022,920
    Lee County Solid Waste System Revenue, MBIA Insured, 5.375%, 10/01/15 ........................         2,000,000      2,043,320
    Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 .................         5,000,000      5,145,000
    Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 .........................         1,000,000      1,001,550
    Orange County School Board COP,
       Series A, MBIA Insured, 5.00%, 8/01/27 ....................................................        10,000,000     10,445,200
    b  Series B, FGIC Insured, 5.00%, 8/01/24 ....................................................         8,670,000      9,212,135
    Orange County Tourist Development Tax Revenue, AMBAC Insured,
       5.25%, 10/01/27 ...........................................................................        10,000,000     10,696,000
       Pre-Refunded, 5.50%, 10/01/31 .............................................................         1,000,000      1,068,070
    Orlando and Orange County Expressway Authority Expressway Revenue,
       junior lien, FGIC Insured, 6.50%, 7/01/10 .................................................           100,000        112,030
       junior lien, FGIC Insured, 6.50%, 7/01/12 .................................................           225,000        261,063
       Series B, AMBAC Insured, 5.00%, 7/01/35 ...................................................        20,000,000     20,883,600
    Osceola County School Board COP, Series A, AMBAC Insured, 5.25%, 6/01/27 .....................        13,000,000     13,953,550
    Pasco County Guaranteed Entitlement Revenue, Refunding, FSA Insured, 5.00%, 12/01/33 .........         2,185,000      2,287,630
    Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
     5.00%, 11/15/30 .............................................................................         4,000,000      4,142,000


68 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/24 ........................    $  5,000,000    $     5,183,650
    Port St. Lucie Utility Revenue, MBIA Insured, 5.00%, 9/01/34 ...............................       8,420,000          8,823,486
    Sumter County School District Revenue, Multi-District Loan Program, FSA Insured, 7.15%,
     11/01/15 ..................................................................................         245,000            310,606
    Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ................       2,000,000          2,236,800
    Tampa Bay Water Utility System Revenue, FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 ........       2,000,000          2,217,620
    Volusia County Educational Facility Authority Revenue, Embry Riddle Aeronautical
     University, Refunding, Series B, AMBAC Insured, 5.25%, 10/15/19 ...........................       3,500,000          3,723,580
                                                                                                                    ---------------
                                                                                                                        172,282,739
                                                                                                                    ---------------
    GEORGIA 6.4%
    Athens Housing Authority Student Housing Lease Revenue, University of Georgia,
     East Campus, Refunding, AMBAC Insured, 5.00%, 12/01/33 ....................................       6,000,000          6,250,380
    Atlanta Airport Revenue, General, Series A, FGIC Insured, Pre-Refunded, 5.50%, 1/01/26 .....      13,750,000         14,857,150
    Atlanta GO, Refunding, FGIC Insured, 5.00%, 12/01/20 .......................................       3,775,000          3,904,747
    Atlanta Water and Wastewater Revenue, Series A, FGIC Insured,
       5.00%, 11/01/29 .........................................................................       4,750,000          4,938,575
       Pre-Refunded, 5.00%, 11/01/29 ...........................................................       5,250,000          5,540,220
    Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%,
     10/01/14 ..................................................................................       1,535,000          1,762,149
    Cherokee County Water and Sewage Authority Revenue,
       FGIC Insured, 5.00%, 8/01/27 ............................................................       1,500,000          1,569,870
       MBIA Insured, 6.90%, 8/01/18 ............................................................          15,000             15,028
    Columbus Building Authority Lease Revenue, Series A, FGIC Insured, 5.00%, 1/01/31 ..........       3,500,000          3,696,630
    Fulton County Development Authority Revenue, Georgia Institute of Technology Athletic Assn.,
     Refunding, AMBAC Insured, 5.125%, 10/01/32 ................................................       9,000,000          9,412,740
    Georgia Medical Center Hospital Authority Revenue, Anticipation Certificates,
     Columbus Regional Healthcare Systems, MBIA Insured, 5.50%, 8/01/19 ........................      15,000,000         16,036,950
    Henry County Water and Sewer Authority Revenue, FGIC Insured, Pre-Refunded, 5.625%,
     2/01/30 ...................................................................................       3,500,000          3,802,785
    Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture Series,
     MBIA Insured, 5.00%,
       7/01/27 .................................................................................      13,470,000         14,119,389
       7/01/28 .................................................................................      14,175,000         14,849,872
       7/01/32 .................................................................................       8,575,000          8,946,983
    Rockdale County Water and Sewer Authority Revenue, Series A, MBIA Insured, Pre-Refunded,
     5.375%, 7/01/29 ...........................................................................       6,350,000          6,833,108
    South Fulton Municipal Regional Water and Sewer Authority Water Revenue, MBIA Insured,
     5.00%, 1/01/33 ............................................................................       8,000,000          8,337,440
                                                                                                                    ---------------
                                                                                                                        124,874,016
                                                                                                                    ---------------
    HAWAII 0.7%
    Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
       5/01/12 .................................................................................       1,000,000          1,106,670
       5/01/13 .................................................................................       1,000,000          1,117,850
    Hawaii State Department of Budget and Finance Special Purpose Revenue,
     Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 ...................       2,000,000          2,050,360
    Honolulu City and County GO, Series C, FGIC Insured, 5.00%, 7/01/20 ........................       6,250,000          6,553,187


                                                              Annual Report | 69

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    HAWAII (CONTINUED)
    Kauai County GO, Series A, FGIC Insured, Pre-Refunded, 6.125%, 8/01/23 .....................    $  1,755,000    $     1,940,223
                                                                                                                    ---------------
                                                                                                                         12,768,290
                                                                                                                    ---------------
    ILLINOIS 0.6%
    Chicago Board of Education GO, Chicago School Reform, Series A, AMBAC Insured, 5.25%,
     12/01/30 ..................................................................................       2,000,000          2,096,620
    Chicago Board of Education Lease COP, Refunding, Series A, MBIA Insured, 6.25%, 1/01/09              320,000            343,210
    Illinois Health Facilities Authority Revenue,
       Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28 .....       5,000,000          5,159,650
       Series 1990, FSA Insured, ETM, 7.75%, 8/15/10 ...........................................          50,000             58,640
    Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place
     Expansion Project, Refunding, Series A, AMBAC Insured, 5.25%, 6/15/27 .....................       4,225,000          4,330,794
    Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ........         300,000            376,620
                                                                                                                    ---------------
                                                                                                                         12,365,534
                                                                                                                    ---------------
    KANSAS 0.1%
    Cowley and Shawnee Counties SFMR, GNMA Secured, 7.35%, 12/01/11 ............................          95,000             95,213
    Kansas State Development Finance Authority Health Facilities Revenue, Stormont Vail
     Healthcare Inc.,
       Refunding, Series G, MBIA Insured, 5.80%, 11/15/21 ......................................           5,000              5,073
       Series G, MBIA Insured, Pre-Refunded, 5.80%, 11/15/21 ...................................       1,325,000          1,347,657
                                                                                                                    ---------------
                                                                                                                          1,447,943
                                                                                                                    ---------------
    KENTUCKY 1.9%
    Jefferson County Capital Projects Corp. Revenue, Lease, MBIA Insured,
       5.375%, 6/01/22 .........................................................................       2,000,000          2,082,980
       5.50%, 6/01/28 ..........................................................................         750,000            782,243
    Kentucky Economic Development Finance Authority Health System Revenue, Norton
     Healthcare Inc., Refunding, Series C, MBIA Insured,
       6.05%, 10/01/20 .........................................................................      12,760,000         14,621,556
       6.15%, 10/01/26 .........................................................................      12,195,000         14,036,079
    Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System
     Revenue, Series A, MBIA Insured, 5.50%, 5/15/34 ...........................................       5,000,000          5,370,850
                                                                                                                    ---------------
                                                                                                                         36,893,708
                                                                                                                    ---------------
    LOUISIANA 0.8%
    Louisiana Local Government Environmental Facilities CDA Revenue, Parking Facilities Corp.
     Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 .................................       5,485,000          5,813,497
    Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 .........      10,000,000         10,334,900
                                                                                                                    ---------------
                                                                                                                         16,148,397
                                                                                                                    ---------------
    MAINE 0.0% a
    Maine State Health and Higher Educational Facilities Authority Revenue, Series C,
     FSA Insured, 6.20%, 7/01/25 ...............................................................         100,000            101,985
                                                                                                                    ---------------
    MARYLAND 1.7%
    Baltimore Project Revenue, Wastewater Projects,
       Refunding, FGIC Insured, 5.125%, 7/01/42 ................................................      11,000,000         11,509,850
       Series B, MBIA Insured, 5.00%, 7/01/30 ..................................................       8,500,000          9,033,375
       Series B, MBIA Insured, 5.00%, 7/01/35 ..................................................       5,000,000          5,286,000


70 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MARYLAND (CONTINUED)
    Baltimore Revenue, Water Project, Series A, FSA Insured, Pre-Refunded, 5.75%, 7/01/30 ......    $  5,880,000    $     6,401,791
    Maryland State Health and Higher Educational Facilities Authority Revenue, University of
     Maryland Medical System, Series B, FGIC Insured, 7.00%, 7/01/22 ...........................         200,000            260,716
                                                                                                                    ---------------
                                                                                                                         32,491,732
                                                                                                                    ---------------
    MASSACHUSETTS 4.4%
    Central Berkshire Religious School District GO, Series B, FSA Insured, 5.125%, 3/01/18 .....       1,125,000          1,170,866
    Massachusetts State Development Finance Agency Revenue, Boston University, Series T-1,
     AMBAC Insured, 5.00%, 10/01/35 ............................................................      10,000,000         10,440,600
    Massachusetts State GO, Consolidated Loan, Series D, MBIA Insured,
       ETM, 5.00%, 8/01/27 .....................................................................       3,535,000          3,782,556
       Pre-Refunded, 5.00%, 8/01/27 ............................................................         855,000            914,876
    Massachusetts State Health and Educational Facilities Authority Revenue,
       Bay State Medical Center, Series E, FSA Insured, Pre-Refunded, 6.00%, 7/01/26 ...........      10,000,000         10,286,000
       Caregroup Issue, Series A, MBIA Insured, 5.00%, 7/01/25 .................................       4,250,000          4,427,607
       Caregroup Issue, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/25 ...................         750,000            831,638
       Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 .....................       4,415,000          4,584,845
       Central New England Health, Series B, AMBAC Insured, Pre-Refunded, 5.20%, 8/01/28 .......         585,000            618,567
       Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 ...........................       3,000,000          3,119,760
       Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 .....................       9,700,000          9,991,582
       Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ...............................       8,000,000          8,300,320
    Massachusetts State Industrial Finance Agency Revenue, Suffolk University, AMBAC Insured,
     Pre-Refunded, 5.25%, 7/01/17 ..............................................................       3,000,000          3,129,900
    Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project,
     MBIA Insured, 5.625%,
       7/01/20 .................................................................................       1,590,000          1,644,140
       7/01/21 .................................................................................       1,560,000          1,612,088
       7/01/23 .................................................................................       2,155,000          2,222,279
       7/01/24 .................................................................................       2,910,000         2 ,996,340
    Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, sub. lien,
     Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ........................................       2,100,000          2,150,589
    Massachusetts State Water Resource Authority Revenue, Refunding, Series J, FSA Insured, 5.00%,
       8/01/32 .................................................................................      13,500,000         13,985,865
                                                                                                                    ---------------
                                                                                                                         86,210,418
                                                                                                                    ---------------
    MICHIGAN 12.0%
    Allen Park Public School District GO, School Building and Site, MBIA Insured, 5.00%,
     5/01/33 ...................................................................................       8,430,000          8,816,347
    Bendle Public School District GO, School Building and Site, Refunding, FGIC Insured, 5.00%,
     5/01/35 ...................................................................................       3,875,000          4,089,636
    Birmingham City School District GO, School Building and Site, FSA Insured, 5.00%,
     11/01/33 ..................................................................................       8,135,000          8,572,744
    Central Michigan University Revenue, Series A, AMBAC Insured, 5.05%, 10/01/32 ..............       8,650,000          9,088,295
    Chippewa Valley Schools GO, AMBAC Insured, Pre-Refunded, 5.00%, 5/01/27 ....................       1,000,000          1,032,600
    Detroit City School District GO, Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 ......       6,500,000          7,016,945
    Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/21 ...................      12,390,000         12,990,915
    Detroit Sewage Disposal Revenue, senior lien, Refunding, Series A,
       FGIC Insured, 5.125%, 7/01/31 ...........................................................       6,000,000          6,276,720
       FSA Insured, 5.00%, 7/01/32 .............................................................      10,000,000         10,461,000


                                                              Annual Report | 71

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Detroit Water Supply System Revenue, senior lien, Series A,
       FGIC Insured, 5.25%, 7/01/33 ............................................................    $  9,815,000    $    10,383,387
       FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ..............................................      10,185,000         10,977,291
       MBIA Insured, 5.00%, 7/01/34 ............................................................      10,150,000         10,611,419
    Ecorse Public School District GO, FGIC Insured, Pre-Refunded, 5.50%, 5/01/27 ...............       7,250,000          7,620,838
    Grand Rapids Sanitation Sewer System Revenue, FGIC Insured, 5.00%, 1/01/34 .................      18,285,000         19,172,005
    Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Series
     A, AMBAC Insured, 5.25%, 6/01/17 ..........................................................         500,000            515,825
    Jonesville Community Schools GO, Refunding, MBIA Insured, 5.00%, 5/01/29 ...................       3,050,000          3,233,793
    Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist
     Hospital, Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26 ........................       5,500,000          5,637,940
    Lanse Creuse Public Schools GO, School Building and Site, FSA Insured, 5.00%, 5/01/35 ......      10,000,000         10,548,100
    Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Series D,
     FSA Insured, Pre-Refunded, 6.10%, 4/01/19 .................................................       5,000,000          5,110,700
    Michigan Municipal Bond Authority Revenue, Clean Water Revolving, MBIA Insured, 5.00%,
     10/01/23 ................................................................................         5,095,000          5,326,568
    Michigan State Hospital Finance Authority Revenue,
       Hospital Botsford Obligation, Refunding, Series A, MBIA Insured, 5.25%, 2/15/22 .........       2,000,000          2,085,360
       Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ..............      10,000,000         10,207,500
       Refunding, MBIA Insured, 5.00%, 11/15/36 ................................................      13,000,000         13,614,120
       St. John's Hospital, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 .......................       2,500,000          2,643,600
    Michigan State Strategic Fund Ltd. Obligation Revenue, Collateral, The Detroit Edison
    Co., Fund, Pollution, Refunding, Series BB, AMBAC Insured, 7.00%, 5/01/21 ..................         250,000            327,898
    Michigan State Strategic Fund Resources Recovery Ltd. Obligation Revenue, Detroit
     Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ...........      10,000,000         10,529,100
    Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded, 5.25%, 11/01/30 ....      20,000,000         21,537,600
    Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
     MBIA Insured, 5.25%, 11/15/31 .............................................................       4,000,000          4,194,160
    Saginaw Valley State University Revenue, Refunding, AMBAC Insured, 5.30%, 7/01/28 ..........       3,400,000          3,580,948
    Yale Public Schools District GO, FSA Insured, Pre-Refunded, 5.375%, 5/01/27 ................       3,845,000          3,931,897
    Zeeland Public Schools GO, Refunding, MBIA Insured, 5.25%, 5/01/24 .........................       3,180,000          3,240,070
                                                                                                                    ---------------
                                                                                                                        233,375,321
                                                                                                                    ---------------
    MINNESOTA 4.8%
    Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ........       2,000,000          2,046,720
    Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/26 .............................       2,475,000          2,600,210
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
       Refunding, Sub Series A, AMBAC Insured, 5.00%, 1/01/35 ..................................      18,700,000         19,498,490
       Series C, FGIC Insured, 5.25%, 1/01/26 ..................................................       8,000,000          8,477,840
       Series C, FGIC Insured, 5.25%, 1/01/32 ..................................................       4,500,000          4,734,405
    Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured,
     4.625%, 2/01/17 ...........................................................................       1,635,000          1,693,386
    Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
       Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ......................................         180,000            189,581
       Series A, MBIA Insured, Pre-Refunded, 5.75%, 11/15/26 ...................................      12,100,000         12,799,864
    Minnesota State HFAR, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 ....         210,000            211,294


72 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Robbinsdale ISD No. 281 GO, MBIA Insured, 5.00%, 2/01/22 ...................................    $  7,340,000    $     7,629,636
    Sauk Rapids ISD No. 47 GO, Series A, MBIA Insured, 5.75%, 2/01/26 ..........................      11,850,000         12,886,993
    South Washington County ISD No. 833 GO, Series B, FSA Insured, 5.00%,
       2/01/22 .................................................................................      10,970,000         11,536,162
       2/01/23 .................................................................................       6,000,000          6,303,180
    Woodbury COP, Series A, AMBAC Insured, 5.35%, 2/01/21 ......................................       2,915,000          3,107,128
                                                                                                                    ---------------
                                                                                                                         93,714,889
                                                                                                                    ---------------
    MISSISSIPPI 0.0% a
    Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
     Refunding, Series A, FGIC Insured, 8.50%, 2/01/13 .........................................         200,000            256,654
                                                                                                                    ---------------
    MISSOURI 0.1%
    St. Louis School District GO, FGIC Insured, Pre-Refunded, 6.00%, 4/01/12 ...................       1,330,000          1,332,726
                                                                                                                    ---------------
    MONTANA 0.5%
    Montana State Board of Workers Compensation Investment Program Revenue, MBIA Insured,
     ETM, 6.875%, 6/01/20 ......................................................................       8,500,000          9,115,315
                                                                                                                    ---------------
    NEBRASKA 0.2%
    Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1,
     MBIA Insured, ETM, 6.70%, 6/01/22 .........................................................       2,500,000          3,080,900
                                                                                                                    ---------------
    NEVADA 0.8%
    Carson City Hospital Revenue, Series B, AMBAC Insured, Pre-Refunded, 5.40%, 3/01/17 ........       1,000,000          1,029,360
    Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 ...................................         250,000            304,865
    Clark County School District GO, Series A, MBIA Insured, 7.00%, 6/01/10 ....................       4,000,000          4,520,480
    Director of the State Department of Business and Industry Revenue, Las Vegas Monorail
     Project, first tier, AMBAC Insured, 5.625%, 1/01/34 .......................................       5,000,000          5,408,500
    Truckee Meadows Water Authority Revenue, Series A, FSA Insured, 5.125%, 7/01/30 ............       5,000,000          5,233,000
                                                                                                                    ---------------
                                                                                                                         16,496,205
                                                                                                                    ---------------
    NEW JERSEY 2.0%
    Essex County Improvement Authority Revenue, Garden State Cancer Center Project,
     AMBAC Insured, 6.00%, 12/01/20 ............................................................       2,525,000          2,582,040
    Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 .........................................       3,575,000          3,756,610
    New Brunswick Parking Authority Revenue, Guaranteed Parking, Series A, MBIA Insured,
     5.00%, 9/01/34 ............................................................................       1,500,000          1,563,255
    New Jersey EDA Revenue,
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 .................       3,450,000          3,652,032
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 .................      21,250,000         22,356,700
       Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 .......................       4,000,000          4,179,080
    New Jersey State Turnpike Authority Turnpike Revenue,
       2005, Refunding, Series C, AMBAC Insured, 6.50%, 1/01/16 ................................          50,000             58,647
       2005, Series C, AMBAC Insured, ETM, 6.50%, 1/01/16 ......................................          20,000             23,534
       Series C, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/16 ...................................         230,000            270,611
                                                                                                                    ---------------
                                                                                                                         38,442,509
                                                                                                                    ---------------
    NEW YORK 6.6%
    Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/10 ..............         900,000          1,007,613
    Dutchess County IDA Civic Facility Revenue, Bard College Project, AMBAC Insured, 5.375%,
     6/01/27 ...................................................................................       3,945,000          4,111,124


                                                              Annual Report | 73

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    MTA Revenue, Series B, MBIA Insured, 5.00%, 11/15/28 .......................................    $ 20,000,000    $    21,055,600
    MTA Service Contract Revenue, Series B, MBIA Insured, 5.00%, 1/01/31 .......................       7,000,000          7,304,010
    Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
     Pre-Refunded, 5.75%, 8/01/29 ..............................................................       5,000,000          5,454,200
    New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series B,
       AMBAC Insured, Pre-Refunded, 5.25%, 6/15/29 .............................................       5,000,000          5,167,950
       FGIC Insured, Pre-Refunded, 5.25%, 6/15/29 ..............................................      10,405,000         10,754,504
    New York City Transitional Finance Authority Revenue, Future Tax Secured,
       Refunding, Series B, MBIA Insured, 5.00%, 8/01/32 .......................................       2,230,000          2,341,076
       Series A, FGIC Insured, 5.125%, 8/01/33 .................................................      14,590,000         15,489,036
    New York City Trust Cultural Resources Revenue, New York Botanical Garden, MBIA Insured,
     5.80%, 7/01/26 ............................................................................       2,000,000          2,034,860
    New York State Dormitory Authority Revenues,
       Mental Health Services Facilities Improvement, Series B, MBIA Insured, 5.25%, 8/15/31 ...       6,310,000          6,661,025
       Mental Health Services Facilities Improvement, Series B, MBIA Insured, Pre-Refunded,
        5.25%, 8/15/31 .........................................................................       5,935,000          6,421,670
       Pace University, MBIA Insured, Pre-Refunded, 5.70%, 7/01/22 .............................       7,500,000          7,873,200
       Pace University, MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 .............................       2,500,000          2,626,000
       St. John's University, MBIA Insured, Pre-Refunded, 5.70%, 7/01/26 .......................      15,000,000         15,417,000
       Supported Debt. Mental Health Services Facilities Improvement, Series B, MBIA Insured,
        Pre-Refunded, 5.25%, 8/15/31 ...........................................................       2,755,000          2,988,018
       Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 ..................................       4,000,000          4,179,600
    Triborough Bridge and Tunnel Authority Revenues, Refunding, MBIA Insured, 5.00%, 11/15/32          5,000,000          5,243,100
    Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue, Refunding,
     Series A, FSA Insured, 5.125%, 10/01/26 ...................................................       1,495,000          1,542,123
                                                                                                                    ---------------
                                                                                                                        127,671,709
                                                                                                                    ---------------
    NORTH CAROLINA 0.8%
    Asheville Water System Revenue, FGIC Insured, Pre-Refunded, 5.70%, 8/01/25 .................       1,000,000          1,029,610
    North Carolina Medical Care Commission Hospital Revenue, Rex Healthcare Project,
     AMBAC Insured, 5.00%, 6/01/17 .............................................................       5,000,000          5,182,350
    North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, MBIA Insured,
     ETM, 6.50%, 1/01/10 .......................................................................          20,000             22,146
    Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%,
       11/01/25 ................................................................................       5,000,000          5,225,950
       11/01/31 ................................................................................       4,000,000          4,165,280
                                                                                                                    ---------------
                                                                                                                         15,625,336
                                                                                                                    ---------------
    NORTH DAKOTA 0.3%
    Grand Forks Health Care System Revenue, Altru Health System Obligation Group,
     MBIA Insured, 5.625%, 8/15/27 .............................................................       5,390,000          5,627,106
                                                                                                                    ---------------
    OHIO 6.3%
    Akron Income Tax Revenue, Community Learning Centers, Series A, FGIC Insured, 5.00%,
     12/01/33 ..................................................................................       5,000,000          5,241,600
    Cleveland Airport System Revenue, Series A, FSA Insured,
       5.125%, 1/01/27 .........................................................................       4,000,000          4,087,800
       5.00%, 1/01/31 ..........................................................................      15,405,000         15,917,216


74 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OHIO (CONTINUED)
    Cleveland Waterworks Revenue,
       2005, Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/23 .................    $  1,460,000     $     1,504,997
       2005, Refunding and Improvement, Series I, FSA Insured, Pre-Refunded, 5.00%, 1/01/23 ...         120,000             124,454
       Series I, FSA Insured, Pre-Refunded, 5.00%, 1/01/23 ....................................       1,170,000           1,213,430
    Columbus City School District GO, School Facilities Construction and Improvement, FGIC
     Insured, 5.00%,
       12/01/28 ...............................................................................       8,000,000           8,395,680
       12/01/31 ...............................................................................      10,295,000          10,778,041
    Elyria GO, FGIC Insured, Pre-Refunded, 5.40%, 12/01/17 ....................................       2,400,000           2,481,744
    Fairview Park City School District GO, School Improvement, MBIA Insured, 5.00%,
       12/01/29 ...............................................................................       1,460,000           1,541,745
       12/01/33 ...............................................................................       2,000,000           2,104,180
    Hamilton County Sales Tax Revenue, Hamilton County Football, Project B, MBIA Insured,
     5.00%, 12/01/27 ..........................................................................       3,250,000           3,350,750
    Hamilton Wastewater System Revenue, Series A, FSA Insured, Pre-Refunded, 5.15%,
     10/15/17 .................................................................................       3,015,000           3,171,961
    Jefferson Area Local School District GO, School Facilities Construction and Improvement,
     FGIC Insured, 5.00%, 12/01/31 ............................................................       4,085,000           4,320,133
    Licking Heights Local School District GO, School Facilities Construction and Improvement,
     Series A, FGIC Insured, Pre-Refunded, 5.625%, 12/01/28 ...................................       3,465,000           3,780,939
    Lucas County Hospital Revenue, Promedica Healthcare Obligation Group, Refunding,
     AMBAC Insured, 5.375%, 11/15/29 ..........................................................       5,000,000           5,264,800
    Maumee City School District GO, School Facilities Construction and Improvement,
     FSA Insured, 5.00%, 12/01/27 .............................................................       3,250,000           3,424,558
    Medina City School District GO, FGIC Insured, Pre-Refunded, 5.25%, 12/01/28 ...............       7,500,000           7,967,325
    Ohio State GO, Common Schools, FSA Insured, 5.00%, 9/15/21 ................................       3,230,000           3,415,144
    Olentangy Local School District GO, School Facilities Construction and Improvement,
     Series A, FGIC Insured, 5.25%, 12/01/32 ..................................................      11,450,000          12,296,270
    Reynoldsburg City School District GO, School Facilities Construction and Improvement,
     FSA Insured, 5.00%, 12/01/31 .............................................................       4,000,000           4,210,960
    Springfield City School District GO, FGIC Insured, 5.20%, 12/01/23 ........................       3,860,000           4,169,302
    Streetsboro City School District GO, School Improvement, MBIA Insured, 5.125%, 12/01/21 ...       3,700,000           3,923,221
    Toledo City School District GO, School Facilities Improvement, Series B, FGIC Insured,
     5.00%, 12/01/32 ..........................................................................       4,000,000           4,201,360
    University of Cincinnati COP, University Center Project, MBIA Insured, Pre-Refunded,
     5.125%, 6/01/24 ..........................................................................       2,950,000           3,012,422
    West Holmes Local School District GO, MBIA Insured, Pre-Refunded, 5.375%, 12/01/17 ........       3,100,000           3,204,687
                                                                                                                    ---------------
                                                                                                                        123,104,719
                                                                                                                    ---------------
    OKLAHOMA 0.1%
    McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 .........................         300,000             357,318
    Okmulgee County Governmental Building Authority Sales Tax Revenue, first mortgage,
     MBIA Insured, 6.20%, 3/01/20 .............................................................       1,625,000           1,735,224
                                                                                                                    ---------------
                                                                                                                          2,092,542
                                                                                                                    ---------------


                                                              Annual Report | 75

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OREGON 1.6%
    Chemeketa Community College District GO, FGIC Insured, Pre-Refunded, 5.95%, 6/01/16 .......    $  3,000,000     $     3,019,290
    Clackamas Community College District Revenue, MBIA Insured, Pre-Refunded, 5.80%, 6/01/26 ..       2,500,000           2,515,175
    Josephine County School District No. 7 GO, FGIC Insured, 5.70%, 6/01/13 ...................       5,000,000           5,140,500
    Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured, 5.50%,
     11/15/12 .................................................................................         700,000             715,554
    Oregon Health and Science University Revenue,
       Refunding, Series B, MBIA Insured, 5.25%, 7/01/15 ......................................         460,000             471,749
       Series A, MBIA Insured, 5.00%, 7/01/32 .................................................       8,000,000           8,380,880
       Series B, MBIA Insured, Pre-Refunded, 5.25%, 7/01/15 ...................................       1,040,000           1,067,227
    Oregon State Department of Administrative Services COP, Series A,
       AMBAC Insured, Pre-Refunded, 5.80%, 5/01/24 ............................................       5,000,000           5,185,050
       MBIA Insured, Pre-Refunded, 5.70%, 5/01/17 .............................................       1,000,000           1,013,860
    Port of Portland International Airport Revenue, Portland International Airport, Series 11,
     FGIC Insured, 5.625%, 7/01/26 ............................................................       1,000,000           1,026,110
    Washington County Unified Sewer Agency Revenue, senior lien, FGIC Insured, Pre-Refunded,
     5.50%, 10/01/16 ..........................................................................       1,845,000           1,886,088
                                                                                                                    ---------------
                                                                                                                         30,421,483
                                                                                                                    ---------------
    PENNSYLVANIA 1.6%
    Allegheny County Hospital Development Authority Revenue, Health System, Series A, MBIA
     Insured, 6.50%, 11/15/30 .................................................................      10,000,000          11,379,400
    Beaver County GO, Series A, MBIA Insured, Pre-Refunded, 5.90%, 10/01/26 ...................       2,000,000           2,029,460
    Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%,
     9/01/19 ..................................................................................         500,000             592,915
    Philadelphia Gas Works Revenue, 1998 General Ordinance, Fourth Series, FSA Insured,
     5.00%, 8/01/32 ...........................................................................       4,000,000           4,175,920
    Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, 5.25%, 11/01/24 ........       2,000,000           2,144,820
    Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
     Tax, AMBAC Insured, 5.25%, 2/01/31 .......................................................       6,000,000           6,304,800
    Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14 ...........          90,000             103,116
    State Public School Building Authority School Revenue, Philadelphia School District
     Project, FSA Insured, 5.00%, 6/01/33 .....................................................       5,000,000           5,212,400
                                                                                                                    ---------------
                                                                                                                         31,942,831
                                                                                                                    ---------------
    RHODE ISLAND 0.7%
    Providence GO, Series A, FSA Insured, Pre-Refunded, 5.70%, 7/15/19 ........................       3,000,000           3,121,110
    Rhode Island Clean Water Financing Agency Revenue, Cranston Wastewater Treatment System,
     MBIA Insured, 5.80%, 9/01/22 .............................................................       7,785,000           8,152,841
    Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
     Lifespan Obligation Group,
       MBIA Insured, Pre-Refunded, 5.75%, 5/15/23 .............................................       1,650,000           1,727,418
       Refunding, MBIA Insured, 5.75%, 5/15/23 ................................................         100,000             104,256
                                                                                                                    ---------------
                                                                                                                         13,105,625
                                                                                                                    ---------------


76 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    SOUTH CAROLINA 0.5%
    Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured, 6.25%,
     1/01/21 ..................................................................................    $    200,000     $       247,914
    Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
     Series A, FSA Insured, ETM, 7.125%, 7/01/17 ..............................................       3,000,000           3,507,660
    South Carolina Jobs EDA Industrial Revenue, South Carolina Electric and Gas Co. Project,
     Series A, AMBAC Insured, 5.20%, 11/01/27 .................................................       5,000,000           5,323,500
    Spartanburg Sanitation Sewer District Sewer System Revenue, MBIA Insured, Pre-Refunded,
     5.50%, 6/01/27 ...........................................................................         500,000             517,640
                                                                                                                    ---------------
                                                                                                                          9,596,714
                                                                                                                    ---------------
    SOUTH DAKOTA 0.7%
    Brookings COP, AMBAC Insured, 5.10%, 12/01/18 .............................................       5,000,000           5,235,000
    Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 .................................       4,800,000           4,810,848
    South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 ........................       2,720,000           3,162,979
                                                                                                                    ---------------
                                                                                                                         13,208,827
                                                                                                                    ---------------
    TENNESSEE 0.6%
    Johnson City Health and Educational Facilities Board Hospital Revenue,
       Medical Center Hospital, Refunding and Improvement, MBIA Insured, ETM, 5.25%, 7/01/28 ..       8,500,000           8,776,250
       Series 2000 A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 .............................       2,780,000           2,891,311
                                                                                                                    ---------------
                                                                                                                         11,667,561
                                                                                                                    ---------------
    TEXAS 9.5%
    Austin Hotel Occupancy Tax Revenue, sub. lien, AMBAC Insured, Pre-Refunded,
       5.625%, 11/15/21 .......................................................................       2,355,000           2,530,518
       5.80%, 11/15/29 ........................................................................      13,750,000          14,857,700
    Austin Water and Wastewater System Revenue, Refunding, Series B, FSA Insured,
       5.125%, 5/15/27 ........................................................................      11,125,000          11,611,051
       5.25%, 5/15/31 .........................................................................       5,000,000           5,233,150
    Bell County Health Facilities Development Corporate Revenue, Hospital, Cook Children's
     Medical Center, Refunding, FSA Insured, 5.30%, 12/01/23 ..................................       5,000,000           5,252,750
    Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured, ETM,
     6.30%, 1/01/17 ...........................................................................      12,230,000          13,741,750
    Dallas-Fort Worth International Airport Revenue,
       Joint Series A, FGIC Insured, 6.00%, 11/01/21 ..........................................       2,210,000           2,366,004
       Refunding and Improvement, Joint Series A, FGIC Insured, 5.625%, 11/01/21 ..............      12,000,000          12,846,600
    Harris County Health Facilities Development Corp. Revenue, Christus Health, Series A, MBIA
     Insured, Pre-Refunded, 5.375%, 7/01/29 ..................................................       22,000,000          23,508,760
    Harris County Hospital District Mortgage Revenue, AMBAC Insured,
       7.40%, 2/15/10 .........................................................................         910,000             986,340
       ETM, 7.40%, 2/15/10 ....................................................................         315,000             337,957
    Harris County Houston Sports Authority Revenue, senior lien, Series G, MBIA Insured, 5.25%,
     11/15/30 .................................................................................      21,325,000          22,415,134
    Houston Airport System Revenue, sub. lien, Series B, FSA Insured, 5.50%, 7/01/30 ..........       4,700,000           5,031,303
    Houston Water and Sewer System Revenue, junior lien,
       Series B, FGIC Insured, Pre-Refunded, 5.75%, 12/01/30 ..................................      10,000,000          10,920,300
       Series C, FGIC Insured, Pre-Refunded, 5.375%, 12/01/27 .................................       6,800,000           7,092,876
    Laredo ISD Public Facility Corp. Lease Revenue, Series C, AMBAC Insured, 5.00%, 8/01/29 ...       1,000,000           1,033,920


                                                              Annual Report | 77

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    TEXAS (CONTINUED)
    Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc. Project,
       Refunding, Series A, MBIA Insured, 5.25%, 11/01/29 .....................................    $  3,185,000     $     3,277,078
       Series B, MBIA Insured, 5.15%, 11/01/29 ................................................       2,750,000           2,822,628
    Palo Duro River Authority GO, Refunding, FSA Insured, 6.375%, 8/01/08 .....................       3,820,000           3,954,120
    Pflugerville GO, FGIC Insured,
       5.25%, 8/01/27 .........................................................................       3,320,000           3,546,723
       5.20%, 8/01/32 .........................................................................       3,000,000           3,165,240
    Portland Community Center Complex Development Corp. Sales Tax Revenue, Refunding, AMBAC
     Insured, 5.45%, 2/15/25 ..................................................................       1,450,000           1,503,650
    San Antonio Water Revenue, Refunding and Improvement, MBIA Insured, 5.60%, 5/15/21 ........       3,250,000           3,327,805
    San Marcos Waterworks and Sewer Systems Revenue, Series 1998, FSA Insured, Pre-Refunded,
     5.125%, 8/15/20 ..........................................................................       2,870,000           2,940,631
    Smithville HDC Mortgage Revenue, Smithville Retirement, Refunding, Series A, MBIA Insured,
     6.40%, 1/01/22 ...........................................................................         885,000             895,027
    Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist
     Health System, MBIA Insured, ETM, 6.00%, 9/01/24 .........................................       3,250,000           3,856,158
    Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center
     Project,
       Series B, FSA Insured, 5.50%, 11/01/17 .................................................       1,000,000           1,038,430
       Series C, FSA Insured, 5.60%, 11/01/27 .................................................       1,430,000           1,499,741
       Series D, FSA Insured, 5.375%, 11/01/27 ................................................       8,700,000           9,174,672
    United ISD, GO, 5.125%, 8/15/26 ...........................................................       3,000,000           3,170,940
                                                                                                                    ---------------
                                                                                                                        183,938,956
                                                                                                                    ---------------
    UTAH 0.7%
    Intermountain Power Agency Power Supply Revenue, Series B,
       MBIA Insured, Pre-Refunded, 5.75%, 7/01/19 .............................................         950,000             997,244
       Refunding, MBIA Insured, 5.75%, 7/01/19 ...............................................        2,300,000           2,411,297
    Provo Electric System Revenue, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15 .............          35,000              46,262
    Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, ETM, 5.25%,
       8/15/21 ................................................................................       5,000,000           5,141,450
       8/15/26 ................................................................................       5,000,000           5,127,150
                                                                                                                    ---------------
                                                                                                                         13,723,403
                                                                                                                    ---------------
    VIRGINIA 0.9%
    Front Royal and Warren County IDA Lease Revenue, School and Capital Improvement, Series B,
     FSA Insured, 5.00%, 4/01/35 ..............................................................       6,000,000           6,296,400
    Middle River Regional Jail Authority Jail Facility Revenue, MBIA Insured, 5.00%, 5/15/28 ..       3,510,000           3,722,250
    Spotsylvania County Water and Sewer System Revenue, MBIA Insured, Pre-Refunded, 5.40%,
     6/01/27 ..................................................................................       3,850,000           4,018,130
    Winchester IDA Educational Facilities Revenue, first mortgage, Shenandoah University
     Project, MBIA Insured,
       5.00%, 10/01/18 ........................................................................       1,000,000           1,044,800
       5.25%, 10/01/28 .........................................................................      1,420,000           1,496,921
                                                                                                                    ---------------
                                                                                                                         16,578,501
                                                                                                                    ---------------


78 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    WASHINGTON 2.0%
    Pierce County GO, School District No. 003 Puyallup, FGIC Insured, Pre-Refunded, 5.70%,
     12/01/15 .................................................................................    $  1,000,000     $     1,039,100
    Port of Longview GO, MBIA Insured, 6.00%, 11/01/15 ........................................       2,000,000           2,028,600
    Seattle Water System Revenue, FGIC Insured, Pre-Refunded, 5.625%, 8/01/26 .................       2,000,000           2,099,740
    Snohomish County PUD No. 1 Electric Revenue, Generation System, FGIC Insured, ETM, 6.65%,
     1/01/16 ..................................................................................       4,250,000           5,025,922
    Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 .......................................       3,400,000           3,512,880
    Washington State GO, Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ...............       6,000,000           6,382,860
    Washington State Health Care Facilities Authority Revenue,
       Providence Services, MBIA Insured, 5.50%, 12/01/26 .....................................       5,000,000           5,251,300
       Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28 .....................      13,000,000          13,651,300
                                                                                                                    ---------------
                                                                                                                         38,991,702
                                                                                                                    ---------------
    WEST VIRGINIA 1.7%
    Harrison County Community Solid Waste Disposal Revenue, Potomac Edison Co., Series C,
     AMBAC Insured, 6.75%, 8/01/24 ............................................................      11,560,000          11,696,523
    Shepherd University Board of Governors Revenue, Residence Facilities Projects, MBIA
     Insured, 5.00%, 6/01/35 ..................................................................       9,445,000           9,929,623
    West Virginia State GO, Series A, FGIC Insured, 5.00%, 11/01/21 ...........................       5,000,000           5,245,900
    West Virginia State Water Development Authority Water Development Revenue, Loan Program II,
     Refunding, Series C-II, FGIC Insured, 5.00%, 11/01/36 ....................................       5,000,000           5,265,950
                                                                                                                    ---------------
                                                                                                                         32,137,996
                                                                                                                    ---------------
    WISCONSIN 0.2%
    Superior Ltd. Obligation Revenue, Midwest Energy Resources, Refunding, Series E, FGIC
     Insured, 6.90%, 8/01/21 ..................................................................       3,000,000           3,920,100
                                                                                                                    ---------------
    WYOMING 0.5%
    Natrona County Hospital Revenue, Wyoming Medical Center Projects, AMBAC Insured, Pre-
     Refunded, 6.00%, 9/15/24 .................................................................       9,885,000           9,992,648
                                                                                                                    ---------------
    U.S. TERRITORIES 0.0% a
    DISTRICT OF COLUMBIA 0.0% a
    District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 ................         190,000             192,225
                                                                                                                    ---------------
    TOTAL LONG TERM INVESTMENTS (COST $1,804,206,480) .........................................                       1,909,768,270
                                                                                                                    ---------------
    SHORT TERM INVESTMENTS 1.1%
    BONDS 1.1%
    CALIFORNIA 0.1%
c   California State Economic Recovery Revenue, Series C-6, Daily VRDN and Put, 2.90%,
     7/01/23 ..................................................................................         600,000             600,000
c   California State GO, Daily Kindergarten University, Refunding, Series B2, Daily VRDN
     and Put, 2.94%, 5/01/34 ..................................................................       1,100,000           1,100,000
                                                                                                                    ---------------
                                                                                                                          1,700,000
                                                                                                                    ---------------
    CONNECTICUT 0.1%
c   Connecticut State Health and Educational Facilities Authority Revenue, Yale University,
     Series V-1, Daily VRDN and Put, 3.00%, 7/01/36 ...........................................       1,700,000           1,700,000
                                                                                                                    ---------------


                                                              Annual Report | 79

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    GEORGIA 0.1%
c   Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put, 2.97%,
     11/01/41 .................................................................................    $  1,300,000     $     1,300,000
                                                                                                                    ---------------
    MISSOURI 0.1%
c   Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
     SSM Health Care Corp., Refunding, Series C-1, FSA Insured, Daily VRDN and Put, 2.95%,
     6/01/19 ..................................................................................       1,300,000           1,300,000
                                                                                                                    ---------------
    NEW MEXICO 0.3%
c   Farmington PCR, Arizona Public Service Co., Refunding, Series B, Daily VRDN and Put,
     2.97%, 9/01/24 ...........................................................................       6,700,000           6,700,000
                                                                                                                    ---------------
    NEW YORK 0.1%
c   Jay Street Development Corp. Courts Facility Lease Revenue, New York City Jay Street
    Project, Series A-4, Daily VRDN and Put, 2.93%, 5/01/22 ...................................         400,000             400,000
c   Long Island Power Authority Electric System Revenue, Sub Series 2, Daily VRDN and Put,
     2.93%, 5/01/33 ...........................................................................         600,000             600,000
c   New York City Municipal Water Finance Authority Water and Sewer System Revenue, Fiscal
     2003, Refunding, Sub Series C-3, Daily VRDN and Put, 2.93%, 6/15/18 ......................         200,000             200,000
c   Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
     Series 2, Daily VRDN and Put, 2.92%, 5/01/19 .............................................       1,000,000           1,000,000
                                                                                                                    ---------------
                                                                                                                          2,200,000
                                                                                                                    ---------------
    OHIO 0.0% a
c   Ohio State Air Quality Development Authority Revenue, Pollution Control, Ohio Edison Co.,
     Series C, Daily VRDN and Put, 2.95%, 6/01/23 .............................................         500,000             500,000
                                                                                                                    ---------------
    TENNESSEE 0.3%
c   Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN and
     Put, 3.00%,
       7/01/34 ................................................................................         600,000             600,000
       11/01/35 ...............................................................................         600,000             600,000
c   Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool, Daily VRDN and
     Put, 3.00%,
       4/01/32 ................................................................................       4,300,000           4,300,000
       7/01/34 ................................................................................         600,000             600,000
                                                                                                                    ---------------
                                                                                                                          6,100,000
                                                                                                                    ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $21,500,000) ...........................................                          21,500,000
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $1,825,706,480) 99.5% .............................................                       1,931,268,270
    OTHER ASSETS, LESS LIABILITIES 0.5% .......................................................                           8,796,265
                                                                                                                    ---------------
    NET ASSETS 100.0% .........................................................................                     $ 1,940,064,535
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 121.

a     Rounds to less than 0.1% of net assets.

b See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

c Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


80 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                                              ------------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28,
CLASS A                                                             2006          2005        2004 d          2003         2002
                                                              ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................   $    11.98     $   12.11     $    11.91   $    11.64   $    11.54
                                                              ------------------------------------------------------------------
Income from investment operations:

   Net investment income a ................................         0.50          0.52           0.52         0.54         0.55

   Net realized and unrealized gains (losses) .............        (0.06)        (0.13)          0.20         0.27         0.11
                                                              ------------------------------------------------------------------
Total from investment operations ..........................         0.44          0.39           0.72         0.81         0.66
                                                              ------------------------------------------------------------------
Less distributions from net investment income .............        (0.50)        (0.52)         (0.52)       (0.54)       (0.56)
                                                              ------------------------------------------------------------------
Redemption fees ...........................................           -- c          -- c           --           --           --
                                                              ------------------------------------------------------------------
Net asset value, end of year ..............................   $    11.92     $   11.98     $    12.11   $    11.91   $    11.64
                                                              ==================================================================

Total return b ............................................         3.71%         3.35%          6.16%        7.19%        5.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................   $  450,425     $ 442,842     $  432,467   $  426,319   $  382,300

Ratios to average net assets:

   Expenses ...............................................         0.67%         0.67%          0.67%        0.67%        0.69%

   Net investment income ..................................         4.21%         4.35%          4.36%        4.59%        4.79%

Portfolio turnover rate ...................................        17.65%         9.54%         10.99%       16.23%        6.31%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


                         Annual Report | See notes to financial statements. | 81

Franklin Tax-Free Trust

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                              ------------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28,
CLASS C                                                             2006          2005        2004 d          2003         2002
                                                              ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................   $    12.06     $   12.19     $    11.98   $    11.70   $    11.61
                                                              ------------------------------------------------------------------
Income from investment operations:

   Net investment income a ................................         0.44          0.45           0.46         0.48         0.49

   Net realized and unrealized gains (losses) .............        (0.07)        (0.13)          0.20         0.28         0.09
                                                              ------------------------------------------------------------------
Total from investment operations ..........................         0.37          0.32           0.66         0.76         0.58
                                                              ------------------------------------------------------------------
Less distributions from net investment income .............        (0.43)        (0.45)         (0.45)       (0.48)       (0.49)
                                                              ------------------------------------------------------------------
Redemption fees ...........................................           -- c          -- c           --           --           --
                                                              ------------------------------------------------------------------
Net asset value, end of year ..............................   $    12.00     $   12.06     $    12.19   $    11.98   $    11.70
                                                              ==================================================================

Total return b ............................................         3.13%         2.75%          5.62%        6.66%        5.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................   $   57,063     $  50,272     $   48,268   $   43,002   $   32,354

Ratios to average net assets:

   Expenses ...............................................         1.22%         1.22%          1.23%        1.21%        1.24%

   Net investment income ..................................         3.66%         3.80%          3.80%        4.05%        4.24%

Portfolio turnover rate ...................................        17.65%         9.54%         10.99%       16.23%        6.31%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


82 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 101.2%
    BONDS 101.2%
    MASSACHUSETTS 101.2%
    Auburn GO, AMBAC Insured, 5.125%, 6/01/24 ..................................................     $  1,465,000     $  1,577,556
    Boston Convention Center Act of 1997 Revenue, Special Obligation, Series A,
     AMBAC Insured, 5.00%, 5/01/27 .............................................................        3,970,000        4,178,028
    Boston GO, Series A, MBIA Insured, 5.00%,
       2/01/21 .................................................................................        3,000,000        3,169,380
       2/01/22 .................................................................................        2,940,000        3,101,230
    Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16 .....................        1,750,000        1,828,750
    Dudley Charlton Regional School District GO, Series B, FGIC Insured, 5.25%, 5/01/19 ........        3,140,000        3,559,096
    Foxborough Stadium Infrastructure Improvement Revenue, 5.75%, 6/01/25 ......................        4,000,000        4,330,360
    Greater Lawrence Sanitary District GO, MBIA Insured, Pre-Refunded, 5.625%, 6/15/20 .........        1,000,000        1,083,680
    Holyoke Gas and Electric Department Revenue, Series A, MBIA Insured, 5.00%, 12/01/26 .......        9,805,000       10,355,257
    Kingston GO, FGIC Insured, 5.50%, 11/15/19 .................................................        2,055,000        2,207,029
    Lawrence GO, AMBAC Insured, 5.00%, 2/01/21 .................................................        1,000,000        1,050,980
    Lowell GO,
       FGIC Insured, Pre-Refunded, 5.85%, 2/15/20 ..............................................        1,595,000        1,747,275
       State Qualified, AMBAC Insured, 5.00%, 2/01/21 ..........................................        1,330,000        1,419,296
       State Qualified, AMBAC Insured, 5.00%, 2/01/22 ..........................................        1,405,000        1,497,028
    Ludlow GO, School Project, Ltd. Tax, MBIA Insured,
       7.30%, 11/01/07 .........................................................................          210,000          222,930
       7.30%, 11/01/08 .........................................................................          210,000          230,769
       7.40%, 11/01/09 .........................................................................          210,000          238,440
    Mansfield GO, Municipal Purpose Loan, FGIC Insured, Pre-Refunded, 5.125%, 8/15/17 ..........        1,685,000        1,742,526
    Martha's Vineyard Land Bank Revenue, AMBAC Insured,
       4.875%, 5/01/22 .........................................................................        2,000,000        2,102,840
       5.00%, 5/01/32 ..........................................................................        2,000,000        2,091,660
       5.00%, 5/01/34 ..........................................................................        7,000,000        7,324,030
    Massachusetts Bay Transportation Authority Revenue, General Transportation System,
       Series C, FGIC Insured, 5.25%, 3/01/15 ..................................................        2,000,000        2,214,360
       Series D, MBIA Insured, 5.00%, 3/01/27 ..................................................        5,000,000        5,127,400
    Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding, Senior Series A,
     FGIC Insured, 5.00%, 7/01/27 ..............................................................        5,000,000        5,360,550
    Massachusetts Health and Educational Facilities Authority Revenue, Lahey Clinic Medical
     Center, Series B, FGIC Insured, 5.00%, 8/15/30 ............................................       12,460,000       13,062,067
    Massachusetts State College Building Authority Project Revenue,
       Capital Assurance, Refunding, Series A, XLCA Insured, 5.00%, 5/01/43 ....................        2,000,000        2,070,420
       Refunding, Series B, XLCA Insured, 5.50%, 5/01/39 .......................................        5,000,000        5,954,500
       Series 1, MBIA Insured, ETM, 5.375%, 5/01/23 ............................................        5,000,000        5,170,700
   a   Series A, AMBAC Insured, 5.00%, 5/01/31 .................................................        5,000,000        5,302,300
   a   Series A, AMBAC Insured, 5.00%, 5/01/36 .................................................        7,000,000        7,393,610
       Series A, MBIA Insured, 5.00%, 5/01/23 ..................................................        2,000,000        2,129,380
    Massachusetts State Development Finance Agency Revenue,
       Boston University, Series T-1, AMBAC Insured, 5.00%, 10/01/39 ...........................        4,675,000        4,880,980
       Brandeis University, Series K, FGIC Insured, 4.75%, 10/01/28 ............................        2,000,000        2,060,220
       Holy Cross Hospital, AMBAC Insured, 5.25%, 9/01/32 ......................................        4,175,000        4,842,290
       Massachusetts/Saltonstall Redevelopment Building Corp., Series A, MBIA Insured, 5.125%,
        2/01/34 ................................................................................       22,400,000       23,402,176
       MBIA Insured, 5.20%, 7/01/32 ............................................................        2,250,000        2,403,382


                                                              Annual Report | 83

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State Development Finance Agency Revenue, (continued)
       Series A, AMBAC Insured, 5.375%, 1/01/42 ................................................     $  4,000,000     $  4,256,920
       Series A, GNMA Secured, 6.90%, 10/20/41 .................................................        2,090,000        2,386,404
       Western New England College, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/20 ................        1,500,000        1,629,045
       Western New England, Series A, Assured Guaranty, 5.00%, 9/01/33 .........................        9,000,000        9,365,760
    Massachusetts State GO,
       Consolidated Loan, Series A, FSA Insured, 5.00%, 3/01/24 ................................        5,000,000        5,312,450
       Consolidated Loan, Series C, FGIC Insured, Pre-Refunded, 5.25%, 11/01/30 ................        9,645,000       10,484,404
       Consolidated Loan, Series D, FSA Insured, ETM, 5.00%, 11/01/24 ..........................        2,500,000        2,700,025
       Consolidated Loan, Series D, MBIA Insured, ETM, 5.00%, 8/01/27 ..........................        3,430,000        3,670,203
       Consolidated Loan, Series D, MBIA Insured, Pre-Refunded, 5.00%, 8/01/27 .................          965,000        1,032,579
       MBIA Insured, Pre-Refunded, 5.00%, 8/01/22 ..............................................        4,100,000        4,387,123
    Massachusetts State Health and Educational Facilities Authority Revenue,
       Bay State Medical Center, Series E, FSA Insured, Pre-Refunded, 6.00%, 7/01/26 ...........        1,500,000        1,542,900
       Boston College, Series N, MBIA Insured, 5.125%, 6/01/33 .................................        5,000,000        5,279,600
       Brandeis University, Refunding, Series I, MBIA Insured, 4.75%, 10/01/20 .................        3,000,000        3,077,880
       Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 ...............        1,000,000        1,001,140
       Catholic Health East, Series A, AMBAC Insured, 5.00%, 11/15/28 ..........................        6,575,000        6,759,889
       Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18 .....................        3,500,000        3,535,630
       Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25 .....................        7,720,000        7,798,590
       Harvard University, Series FF, 5.125%, 7/15/37 ..........................................        8,000,000        8,432,080
       New England Medical Center Hospital, Series H, FGIC Insured, 5.00%, 5/15/22 .............       10,000,000       10,432,100
       Northeastern University, Series I, MBIA Insured, 5.00%, 10/01/29 ........................        1,250,000        1,298,700
       Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 .....................        5,000,000        5,150,300
       Springfield College, AMBAC Insured, 5.00%, 10/15/27 .....................................        2,500,000        2,580,100
       Stonehill College, Series F, AMBAC Insured, Pre-Refunded, 5.75%, 7/01/26 ................        1,690,000        1,720,251
       Tufts University, Series I, 5.25%, 2/15/30 ..............................................        4,000,000        4,233,480
       University of Massachusetts Project, Series A, FGIC Insured, Pre-Refunded, 5.875%,
        10/01/29  ..............................................................................        4,000,000        4,420,120
       University of Massachusetts Project, Series C, MBIA Insured, 5.25%, 10/01/31 ............        1,500,000        1,608,345
       University of Massachusetts, Series C, FGIC Insured, 5.125%, 10/01/34 ...................        3,000,000        3,147,390
       University of Massachusetts, Worcester Campus, Series B, FGIC Insured, 5.25%, 10/01/31 ..        3,500,000        3,734,710
       Wellesley College, Series F, 5.125%, 7/01/39 ............................................        7,500,000        7,771,125
       Wheelock College, Series B, MBIA Insured, 5.625%, 10/01/30 ..............................        1,770,000        1,914,538
       Williams College, Series F, MBIA Insured, 5.50%, 7/01/26 ................................        2,500,000        2,540,725
    Massachusetts State HFA Housing Revenue, Rental, Series A, AMBAC Insured, 5.95%,
     7/01/30 ...................................................................................        2,000,000        2,138,760
    Massachusetts State HFA,
       MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM, 7.00%, 4/01/21 ...................          430,000          559,185
       SFHR, Series 57, MBIA Insured, 5.55%, 6/01/25 ...........................................        2,255,000        2,291,080
    Massachusetts State Industrial Finance Agency Electrical Utility Revenue, Nantucket
     Electric Co., Series A, AMBAC Insured, 5.875%, 7/01/17 ....................................        4,000,000        4,105,640
    Massachusetts State Industrial Finance Agency Revenue,
       Simons Rock College, AMBAC Insured, 5.50%, 6/01/27 ......................................        1,560,000        1,616,753
       St. Mark's School Issue, MBIA Insured, 5.375%, 1/01/21 ..................................        2,665,000        2,733,704
       Suffolk University, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/27 .........................        4,000,000        4,173,200
       Trustees Deerfield Academy, 5.25%, 10/01/27 .............................................        2,800,000        2,914,296
       Western New England College, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/28 ................        4,000,000        4,214,000


84 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State Industrial Finance Agency Revenue, (continued)
       WGBH Educational Foundation, Refunding, AMBAC Insured, 5.00%, 3/01/28 ...................     $  2,500,000     $  2,584,925
       Worcester Polytechnical Institute, Refunding, MBIA Insured, 5.125%, 9/01/17 .............        3,720,000        3,881,820
       Worcester Polytechnical Institute, Refunding, Series II, MBIA Insured, 5.50%, 9/01/21 ...        2,000,000        2,095,120
       Worcester Polytechnical Institute, Refunding, Series II, MBIA Insured, 5.125%, 9/01/27 ..        4,000,000        4,147,440
    Massachusetts State Port Authority Revenue,
       Series A, AMBAC Insured, 5.00%, 7/01/35 .................................................       10,000,000       10,454,400
       Series A, FSA Insured, 5.125%, 7/01/17 ..................................................        2,000,000        2,114,440
       Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/19 ......................        2,215,000        2,294,208
       Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/22 ......................        2,000,000        2,065,460
       Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/29 .......................        7,450,000        7,693,987
       Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/39 .......................          845,000          871,972
       US Airways Project, MBIA Insured, 6.00%, 9/01/21 ........................................        4,700,000        4,987,734
       US Airways Project, Series A, MBIA Insured, 5.875%, 9/01/23 .............................        4,500,000        4,635,900
    Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A,
     FSA Insured, 5.00%, 8/15/30 ...............................................................       22,000,000       23,290,300
    Massachusetts State Special Obligation Dedicated Tax Revenue,
       FGIC Insured, Pre-Refunded, 5.25%, 1/01/29 ..............................................        5,000,000        5,476,000
       Refunding, FGIC Insured, 5.50%, 1/01/25 .................................................        5,615,000        6,606,441
    Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
       Refunding, Series A, MBIA Insured, 5.00%, 1/01/37 .......................................        9,000,000        9,170,370
       sub. lien, Refunding, Series B, MBIA Insured, 5.25%, 1/01/29 ............................        4,600,000        4,749,684
       sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ...........................       10,000,000       10,240,900
    Massachusetts State Water Pollution Abatement Trust Revenue,
       Pool Program Bonds, Series 6, 5.50%, 8/01/30 ............................................        2,620,000        2,842,543
       Pool Program Bonds, Series 6, Pre-Refunded, 5.50%, 8/01/30 ..............................        1,075,000        1,170,439
       Pool Program Bonds, Series 7, 5.125%, 2/01/31 ...........................................        4,300,000        4,505,411
       Pool Program Bonds, Series 7, Pre-Refunded, 5.125%, 2/01/31 .............................        1,700,000        1,815,175
       Water Revenue Authority Program, Sub Series A, 5.75%, 8/01/29 ...........................        3,995,000        4,290,310
       Water Revenue Authority Program, Sub Series A, Pre-Refunded, 5.75%, 8/01/29 .............        1,005,000        1,087,360
    Massachusetts State Water Resources Authority Revenue,
       General, Refunding, Series A, MBIA Insured, 5.00%, 8/01/34 ..............................       10,700,000       11,290,426
       Refunding, Series J, FSA Insured, 5.00%, 8/01/32 ........................................        9,000,000        9,323,910
       Series A, FGIC Insured, Pre-Refunded, 5.75%, 8/01/39 ....................................        9,275,000       10,152,600
    Monson GO, AMBAC Insured, 5.25%, 11/01/23 ..................................................        1,675,000        1,837,040
    New Bedford GO, Municipal Purpose Loan, FGIC Insured, 5.00%, 5/01/21 .......................        3,685,000        3,904,626
    Plymouth County COP, Correctional Facility Project, Refunding, AMBAC Insured, 5.125%,
     10/01/18 ..................................................................................        2,000,000        2,128,720
    Route 3 North Transportation Improvement Assn. Lease Revenue, MBIA Insured, Pre-Refunded,
     5.375%, 6/15/33 ...........................................................................       15,475,000       16,606,222
    Salisbury GO, MBIA Insured, 5.30%, 3/15/27 .................................................        2,795,000        3,041,379
    Shrewsbury GO, Municipal Purpose Loan, 5.00%, 8/15/20 ......................................        2,075,000        2,214,461
    Springfield GO, Municipal Purpose Loan,
       FGIC Insured, 5.00%, 8/01/21 ............................................................        5,000,000        5,318,950
       FSA Insured, Pre-Refunded, 5.00%, 11/15/18 ..............................................        1,500,000        1,574,235
    Springfield Water and Sewer Commission Revenue, Series A, AMBAC Insured, 5.00%, 11/01/21 ...        2,775,000        2,952,322


                                                              Annual Report | 85

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    University Building Authority Project Revenue, Refunding,
       senior Series 1, AMBAC Insured, 5.25%, 11/01/23 .........................................     $  2,155,000     $  2,338,520
       senior Series 1, AMBAC Insured, 5.25%, 11/01/28 .........................................        5,035,000        5,432,715
    University of Massachusetts Building Authority Project Revenue, Refunding,
     senior Series 2004-1, AMBAC Insured, 5.25%, 11/01/29 ......................................        3,000,000        3,244,680
    Whitman Hanson Regional School District GO, Refunding, FGIC Insured, 5.00%, 6/15/21 ........        1,960,000        2,082,735
    Winthrop GO, AMBAC Insured, 5.00%, 11/01/20 ................................................        1,230,000        1,313,123
    Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 ...........................        1,335,000        1,364,183
                                                                                                                      ------------
    TOTAL LONG TERM INVESTMENTS (COST $485,316,383)                                                                    513,576,785
                                                                                                                      ------------

    SHORT TERM INVESTMENTS 0.3%
    BONDS 0.3%
    MASSACHUSETTS 0.3%
b   Massachusetts State Health and Educational Facilities Authority Revenue, Capital Assets
     Program,
       Series D, MBIA Insured, Daily VRDN and Put, 2.93%, 1/01/35 ..............................          480,000          480,000
       Series E, Daily VRDN and Put, 2.95%, 1/01/35 ............................................          900,000          900,000
                                                                                                                      ------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,380,000) .............................................                         1,380,000
                                                                                                                      ------------
    TOTAL INVESTMENTS (COST $486,696,383) 101.5% ...............................................                       514,956,785
    OTHER ASSETS, LESS LIABILITIES (1.5)% ......................................................                        (7,468,792)
                                                                                                                      ------------
    NET ASSETS 100.0% ..........................................................................                      $507,487,993
                                                                                                                      ============

See Selected Portfolio Abbreviations on page 121.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


86 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                                                --------------------------------------------------------------------
                                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                               2006          2005       2004 d           2003          2002
                                                                --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................   $    12.35    $    12.58    $    12.46    $    12.25    $    12.08
                                                                --------------------------------------------------------------------
Income from investment operations:

   Net investment income a ..................................         0.54          0.55          0.55          0.57          0.58

   Net realized and unrealized gains (losses) ...............        (0.08)        (0.23)         0.18          0.28          0.18
                                                                --------------------------------------------------------------------
Total from investment operations ............................         0.46          0.32          0.73          0.85          0.76
                                                                --------------------------------------------------------------------
Less distributions from:

   Net investment income ....................................        (0.54)        (0.55)        (0.54)        (0.57)        (0.59)

   Net realized gains .......................................           --            --         (0.07)        (0.07)           --
                                                                --------------------------------------------------------------------
Total distributions .........................................        (0.54)        (0.55)        (0.61)        (0.64)        (0.59)
                                                                --------------------------------------------------------------------
Redemption fees .............................................           -- c          -- c          --            --            --
                                                                --------------------------------------------------------------------
Net asset value, end of year ................................   $    12.27    $    12.35    $    12.58    $    12.46    $    12.25
                                                                ====================================================================

Total return b ..............................................         3.77%         2.65%         6.06%         7.17%         6.44%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................   $1,230,439    $1,199,126    $1,248,975    $1,253,847    $1,185,152

Ratios to average net assets:

   Expenses .................................................         0.64%         0.64%         0.64%         0.64%         0.64%

   Net investment income ....................................         4.38%         4.45%         4.42%         4.62%         4.81%

Portfolio turnover rate .....................................         6.55%         9.40%        11.29%        13.22%         8.86%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


                         Annual Report | See notes to financial statements. | 87

Franklin Tax-Free Trust

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                                --------------------------------------------------------------------
                                                                                       YEAR ENDED FEBRUARY 28,
CLASS B                                                               2006          2005       2004 d           2003          2002
                                                                --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................   $    12.40    $    12.63    $    12.51    $    12.29    $    12.12
                                                                --------------------------------------------------------------------
Income from investment operations:

   Net investment income a ..................................         0.47          0.48          0.48          0.50          0.52

   Net realized and unrealized gains (losses) ...............        (0.07)        (0.23)         0.19          0.30          0.17
                                                                --------------------------------------------------------------------
Total from investment operations ............................         0.40          0.25          0.67          0.80          0.69
                                                                --------------------------------------------------------------------
Less distributions from:

   Net investment income ....................................        (0.47)        (0.48)        (0.48)        (0.51)        (0.52)

   Net realized gains .......................................           --            --         (0.07)        (0.07)           --
                                                                --------------------------------------------------------------------
Total distributions .........................................        (0.47)        (0.48)        (0.55)        (0.58)        (0.52)
                                                                --------------------------------------------------------------------
Redemption fees .............................................           -- c          -- c          --            --            --
                                                                --------------------------------------------------------------------
Net asset value, end of year ................................   $    12.33    $    12.40    $    12.63    $    12.51    $    12.29
                                                                ====================================================================

Total return b ..............................................         3.27%         2.08%         5.46%         6.64%         5.81%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................   $   51,285    $   54,867    $   58,687    $   49,931    $   30,225

Ratios to average net assets:

   Expenses .................................................         1.19%         1.19%         1.19%         1.19%         1.19%

   Net investment income ....................................         3.83%         3.90%         3.87%         4.07%         4.25%

Portfolio turnover rate .....................................         6.55%         9.40%        11.29%        13.22%         8.86%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


88 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                                --------------------------------------------------------------------
                                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                               2006          2005       2004 d           2003          2002
                                                                --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................   $    12.46    $    12.69    $    12.56    $    12.34    $    12.17
                                                                --------------------------------------------------------------------
Income from investment operations:

   Net investment income a ..................................         0.48          0.48          0.48          0.51          0.52

   Net realized and unrealized gains (losses) ...............        (0.08)        (0.23)         0.19          0.29          0.17
                                                                --------------------------------------------------------------------
Total from investment operations ............................         0.40          0.25          0.67          0.80          0.69
                                                                --------------------------------------------------------------------
Less distributions from:

   Net investment income ....................................        (0.47)        (0.48)        (0.47)        (0.51)        (0.52)

   Net realized gains .......................................           --            --         (0.07)        (0.07)           --
                                                                --------------------------------------------------------------------
Total distributions .........................................        (0.47)        (0.48)        (0.54)        (0.58)        (0.52)
                                                                --------------------------------------------------------------------
Redemption fees .............................................           -- c          -- c          --            --            --
                                                                --------------------------------------------------------------------
Net asset value, end of year ................................   $    12.39    $    12.46    $    12.69    $    12.56    $    12.34
                                                                ====================================================================

Total return b ..............................................        3.25%         2.06%         5.50%         6.63%         5.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................   $  123,024    $  108,308    $  116,544    $  110,159    $   77,514

Ratios to average net assets:

   Expenses .................................................         1.19%         1.19%         1.22%         1.16%         1.19%

   Net investment income ....................................         3.83%         3.90%         3.84%         4.10%         4.26%

Portfolio turnover rate .....................................         6.55%         9.40%        11.29%        13.22%         8.86%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


                         Annual Report | See notes to financial statements. | 89

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

--------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.6%
    BONDS 98.6%
    MICHIGAN 93.4%
    Adrian City School District GO, FSA Insured, 5.00%,
       5/01/26 .............................................................................    $      1,960,000   $   2,074,229
       5/01/29 .............................................................................           2,125,000       2,238,305
       5/01/34 .............................................................................           6,690,000       7,018,479
    Allegan Public School GO, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ..................           4,165,000       4,276,747
    Allendale Public School District GO,
       2006, School Building and Site, FGIC Insured, 5.125%, 5/01/27 .......................           1,865,000       1,971,174
       2006, School Building and Site, FGIC Insured, Pre-Refunded, 5.125%, 5/01/27 .........           1,360,000       1,472,064
       School Building and Site, FGIC Insured, Pre-Refunded, 5.125%, 5/01/27 ...............           3,225,000       3,490,740
       School Building and Site, FGIC Insured, Pre-Refunded, 5.125%, 5/01/32 ...............           5,490,000       5,942,376
    Almont Community Schools GO, FGIC Insured, Pre-Refunded, 5.50%, 5/01/26 ................           1,925,000       1,931,911
    Alpena Public Schools GO, MBIA Insured, Pre-Refunded, 5.625%, 5/01/22 ..................           1,665,000       1,707,324
    Anchor Bay School District GO, School Building and Site,
       Series I, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29 ................................           2,000,000       2,152,020
       Series II, FGIC Insured, Pre-Refunded, 5.70%, 5/01/25 ...............................           5,000,000       5,426,300
       Series II, FGIC Insured, Pre-Refunded, 5.75%, 5/01/30 ...............................           3,750,000       4,076,925
    Avondale School District GO,
       AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 .........................................           4,000,000       4,107,320
       School Building and Site, FSA Insured, 5.00%, 5/01/29 ...............................           9,000,000       9,429,480
    Birmingham City School District GO, School Building and Site, FSA Insured, 5.00%,
     11/01/33 ..............................................................................           2,590,000       2,729,368
    Brandon School District GO, FGIC Insured, Pre-Refunded, 5.875%, 5/01/26 ................           7,000,000       7,098,910
    Brown City Community School District GO, Building and Site, FGIC Insured,
       5.00%, 5/01/31 ......................................................................           3,200,000       3,319,456
       Pre-Refunded, 5.00%, 5/01/26 ........................................................           4,445,000       4,765,662
    Caledonia Community Schools GO, MBIA Insured, Pre-Refunded, 5.85%, 5/01/22 .............           4,500,000       4,625,820
    Carmen-Ainsworth Community School District GO, FGIC Insured, 5.00%, 5/01/27 ............           2,950,000       3,081,659
    Central Michigan University Revenue,
       FGIC Insured, 5.00%, 10/01/27 .......................................................             500,000         511,255
       FGIC Insured, Pre-Refunded, 5.625%, 10/01/22 ........................................           2,500,000       2,581,875
       General, AMBAC Insured, 5.00%, 10/01/34 .............................................           8,905,000       9,411,338
       Series A, AMBAC Insured, 5.05%, 10/01/32 ............................................          10,000,000      10,506,700
    Central Montcalm Public School GO, MBIA Insured, Pre-Refunded, 6.00%, 5/01/29 ..........           1,400,000       1,506,414
    Charles Stewart Mott Community College GO, FGIC Insured, Pre-Refunded, 5.50%, 5/01/21 ..           3,550,000       3,825,374
    Charlotte Public School District GO, FGIC Insured, Pre-Refunded, 5.375%, 5/01/29 .......           5,000,000       5,287,200
    De Witt Public Schools GO, AMBAC Insured, Pre-Refunded, 5.70%, 5/01/21 .................           6,905,000       7,086,325
    Dearborn EDC Hospital Revenue, Oakwood Obligation Group,
       Refunding, Series A, MBIA Insured, 5.25%, 8/15/21 ...................................           1,000,000       1,009,510
       Series A, FGIC Insured, 5.75%, 11/15/15 .............................................             100,000         102,241
    Detroit City School District GO,
       School Building and Site Improvements, Series A, FGIC Insured, Pre-Refunded, 5.00%,
        5/01/23 ............................................................................           2,650,000       2,861,391
       School Building and Site Improvements, Series B, FGIC Insured, 5.00%, 5/01/25 .......           2,000,000       2,092,920
       Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 ................................          38,330,000      41,378,385
    Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/20 ...............          10,610,000      11,151,640
    Detroit Sewage Disposal Revenue, Series A, MBIA Insured,
       5.00%, 7/01/27 ......................................................................          22,000,000      22,598,840
       Pre-Refunded, 5.50%, 7/01/20 ........................................................             215,000         222,945


90 | Annual Report

Franklin Tax-Free Trust

--------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Detroit Water Supply System Revenue,
       FGIC Insured, ETM, 6.25%, 7/01/12 ....................................................   $      1,455,000   $  1,587,463
       second lien, Series B, FGIC Insured, 5.50%, 7/01/33 ..................................         20,000,000     21,587,400
       senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 ..................................         11,400,000     11,819,634
       senior lien, Series A, FGIC Insured, 5.25%, 7/01/33 ..................................          4,745,000      5,019,783
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/01/29 ...................          1,500,000      1,637,955
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ....................          4,880,000      5,259,615
       senior lien, Series A, MBIA Insured, 5.00%, 7/01/27 ..................................          4,930,000      5,064,195
       senior lien, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/27 ....................            820,000        844,477
       Series B, MBIA Insured, 5.00%, 7/01/34 ...............................................         14,145,000     14,824,384
    Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 ............          5,500,000      5,696,020
    East Detroit School District GO, FGIC Insured,
       6.10%, 5/01/16 .......................................................................          1,025,000      1,039,852
       Pre-Refunded, 6.10%, 5/01/16 .........................................................          4,975,000      5,047,088
    East Grand Rapids Public School District GO, FSA Insured, Pre-Refunded, 6.00%, 5/01/29 ..          4,775,000      5,137,948
    Eastern Michigan University Revenues, Refunding, Series A, FGIC Insured, Pre-Refunded,
      5.00%,
       6/01/28 ..............................................................................          6,730,000      7,281,187
       6/01/33 ..............................................................................         14,700,000     15,903,930
    Eaton Rapids Public Schools GO, School Building and Site, FSA Insured, 5.00%,
       5/01/26 ..............................................................................          2,700,000      2,857,356
       5/01/29 ..............................................................................          2,750,000      2,886,950
    Ecorse Public School District GO, FGIC Insured, Pre-Refunded, 5.50%, 5/01/17 ............          5,000,000      5,255,750
    Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured, 5.75%,
       2/15/25 ..............................................................................            100,000        101,130
    Fennville Public Schools GO, School Building and Site, FGIC Insured, 5.00%,
       5/01/30 ..............................................................................          3,200,000      3,359,360
       5/01/34 ..............................................................................          3,250,000      3,402,718
    Ferris State University Revenue,
       AMBAC Insured, Pre-Refunded, 5.75%, 10/01/17 .........................................          2,500,000      2,586,500
       AMBAC Insured, Pre-Refunded, 5.85%, 10/01/22 .........................................          2,500,000      2,589,125
       AMBAC Insured, Pre-Refunded, 5.90%, 10/01/26 .........................................          6,840,000      7,087,403
       FGIC Insured, 5.25%, 10/01/26 ........................................................          1,500,000      1,585,350
       FGIC Insured, 5.25%, 10/01/31 ........................................................          3,255,000      3,412,737
    Fowlerville Community School District GO, FGIC Insured, 5.00%,
       5/01/30 ..............................................................................          1,990,000      2,093,301
       5/01/34 ..............................................................................          8,145,000      8,556,404
    Genesee County GO, Water Supply System, AMBAC Insured, 5.00%, 11/01/30 ..................          4,000,000      4,224,160
    Gladstone Area Public Schools GO, AMBAC Insured, Pre-Refunded, 5.50%, 5/01/26 ...........          1,500,000      1,536,015
    Grand Blanc Community Schools GO, School Building and Site, FSA Insured, 5.00%,
       5/01/28 ..............................................................................          4,250,000      4,485,662
    Grand Rapids Building Authority GO, AMBAC Insured, 5.50%, 8/01/20 .......................          2,000,000      2,134,300
    Grand Rapids Building Authority Revenue, AMBAC Insured, Series A,
       5.00%, 10/01/28 ......................................................................          3,590,000      3,774,526
       Pre-Refunded, 5.00%, 10/01/28 ........................................................          2,410,000      2,597,209
    Grand Rapids Downtown Development Authority Tax Increment Revenue, MBIA Insured, 6.875%,
       6/01/24 ..............................................................................          7,500,000      7,567,725


                                                              Annual Report | 91

Franklin Tax-Free Trust

-------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Grand Rapids Sanitation Sewer System Revenue, MBIA Insured, 5.00%,
       1/01/30 ..............................................................................   $      5,500,000   $   5,845,125
       1/01/34 ..............................................................................          6,795,000       7,199,778
    Grand Rapids Water Supply Revenue, FGIC Insured, 5.00%, 1/01/35 .........................          3,500,000       3,703,105
    Grosse lle Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ......          5,250,000       5,405,662
    Hamilton Community School District GO, FGIC Insured, 5.00%, 5/01/24 .....................          2,000,000       2,044,660
    Hancock Hospital Finance Authority Revenue, Portage Health, MBIA Insured, 5.45%,
      8/01/47 ...............................................................................          4,400,000       4,548,148
    Hartland Consolidated School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29 ....         30,000,000      32,903,400
    Haslett Public School District GO, MBIA Insured, Pre-Refunded, 5.70%, 5/01/26 ...........          3,900,000       4,002,414
    Hazel Park Building Authority Revenue, Ice Arena, AMBAC Insured, 4.70%, 4/01/24 .........            700,000         703,920
    Hazel Park School District GO, FSA Insured, 5.00%,
       5/01/27 ..............................................................................          9,000,000       9,401,670
       5/01/32 ..............................................................................         12,475,000      12,983,606
    Hopkins Public Schools GO, FGIC Insured, Pre-Refunded,
       5.70%, 5/01/21 .......................................................................          2,025,000       2,078,177
       5.50%, 5/01/26 .......................................................................          1,000,000       1,024,010
    Howell Public Schools GO, MBIA Insured, Pre-Refunded,
       5.875%, 5/01/22 ......................................................................          2,000,000       2,144,580
       6.00%, 5/01/25 .......................................................................          1,600,000       1,647,440
    Huron School District GO, FSA Insured,
       5.25%, 5/01/21 .......................................................................          1,500,000       1,596,645
       Pre-Refunded, 5.375%, 5/01/26 ........................................................          2,500,000       2,714,550
    Huron Valley School District GO, FGIC Insured, Pre-Refunded,
       5.875%, 5/01/16 ......................................................................            100,000         102,824
       5.75%, 5/01/22 .......................................................................          2,450,000       2,515,734
    Jackson Brownfield RDAR, FGIC Insured,
       5.125%, 6/01/22 ......................................................................          2,290,000       2,432,278
       5.125%, 6/01/24 ......................................................................          1,215,000       1,289,795
       5.25%, 6/01/26 .......................................................................          2,820,000       3,012,888
       5.375%, 6/01/30 ......................................................................          5,830,000       6,285,381
    Jackson Public Schools GO, School Building and Site, Refunding, FSA Insured, 5.00%,
      5/01/34 ...............................................................................          6,620,000       6,931,074
    Jenison Public Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ...................            130,000         131,812
    Kalamazoo City School District GO, Building and Site, FSA Insured, 5.00%, 5/01/21 .......          4,000,000       4,180,840
    Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
       Borgess Medical Center, Series A, AMBAC Insured, ETM, 5.625%, 6/01/14 ................          3,805,000       4,032,958
       Bronson Methodist Hospital, MBIA Insured, Pre-Refunded, 5.25%, 5/15/18 ...............            115,000         120,484
       Bronson Methodist Hospital, MBIA Insured, Pre-Refunded, 5.50%, 5/15/28 ...............         10,000,000      10,529,500
       Bronson Methodist Hospital, Refunding and Improvement, MBIA Insured, 5.875%,
        5/15/26 .............................................................................         26,165,000      26,821,218
       Bronson Methodist Hospital, Refunding, MBIA Insured, 5.25%, 5/15/18 ..................            135,000         140,854
    Kenowa Hills Public Schools GO, MBIA Insured, Pre-Refunded, 5.875%,
       5/01/21 ..............................................................................          1,510,000       1,516,327
       5/01/26 ..............................................................................          7,000,000       7,029,330
    Kent County Building Authority GO, Pre-Refunded, 5.00%, 6/01/26 .........................         21,885,000      22,624,713
    Lake Shore Public Schools GO, Macomb County, FSA Insured, Pre-Refunded, 5.50%,
      5/01/20 ...............................................................................          2,000,000       2,048,020


92 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Lake St. Clair Shores Drain District GO, Series A, MBIA Insured, 5.125%, 10/01/29 ...........     $  1,000,000   $    1,041,080
    Lake Superior State University Revenue, Refunding, AMBAC Insured, 5.25%, 11/15/31 ...........        3,320,000        3,498,317
    Lakeview Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ...................          100,000          102,683
    Lakewood Public Schools GO, MBIA Insured, Pre-Refunded, 5.75%, 5/01/22 ......................          800,000          803,192
    Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health Alliance,
     Refunding, Series A, AMBAC Insured, 5.20%, 7/01/19 .........................................        2,115,000        2,228,681
    Lincoln Consolidated School District GO, FSA Insured, Pre-Refunded, 5.00%, 5/01/28 ..........        1,000,000        1,032,600
    Lincoln Park School District GO,
       FGIC Insured, Pre-Refunded, 5.90%, 5/01/26 ...............................................        6,050,000        6,135,728
       Refunding, FGIC Insured, 5.00%, 5/01/26 ..................................................          900,000          919,908
    Livonia Municipal Building Authority GO, FGIC Insured, 5.25%, 5/01/30 .......................        3,950,000        4,143,511
    Lowell Area Schools GO, FGIC Insured, Pre-Refunded, 5.625%,
       5/01/25 ..................................................................................        3,125,000        3,382,438
       5/01/30 ..................................................................................        3,250,000        3,517,735
    Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Series D,
     FSA Insured, Pre-Refunded,
       5.875%, 4/01/11 ..........................................................................        4,525,000        4,624,369
       6.10%, 4/01/19 ...........................................................................        5,225,000        5,340,681
    Mayville Community Schools GO, School Building and Site, FGIC Insured, 5.00%, 5/01/34 .......        3,880,000        4,085,912
    Mendon Community Schools GO, School Building and Site, FGIC Insured, 5.00%, 5/01/34 .........        2,500,000        2,626,275
    Merrill Community School District GO, FGIC Insured, Pre-Refunded, 5.60%, 5/01/26 ............        4,000,000        4,100,520
    Michigan Higher Education Student Loan Authority Revenue, Series XVII-E, AMBAC Insured,
       5.40%, 6/01/19 ...........................................................................        5,000,000        5,198,600
       5.50%, 6/01/25 ...........................................................................        5,000,000        5,224,150
    Michigan Municipal Bond Authority Revenue,
       Clean Water State Revolving Fund, 5.00%, 10/01/24 ........................................       11,355,000       12,019,154
       Local Government Loan Program, Series C, MBIA Insured, 6.00%, 11/01/10 ...................        3,790,000        3,834,760
    Michigan State Building Authority Revenue,
       Facilities Program, Refunding, Series I, FSA Insured, 4.75%, 10/15/18 ....................        3,000,000        3,072,900
       Facilities Program, Refunding, Series I, FSA Insured, 5.00%, 10/15/24 ....................        5,000,000        5,220,950
       Facilities Program, Refunding, Series III, FSA Insured, 5.00%, 10/15/26 ..................       14,000,000       14,681,800
       Refunding, AMBAC Insured, 5.00%, 10/15/33 ................................................       16,000,000       16,925,440
    Michigan State COP, AMBAC Insured, Pre-Refunded, 5.50%, 6/01/27 .............................       12,000,000       12,903,960
    Michigan State HDA Rental Housing Revenue, Refunding, Series A, AMBAC Insured, 6.00%,
     4/01/16 ....................................................................................          200,000          209,090
    Michigan State Hospital Finance Authority Revenue,
       Ascension Health Credit, Series A, MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 ..........       15,175,000       16,645,457
       Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.50%,
        8/15/24 .................................................................................       15,000,000       15,657,600
       Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.25%,
        8/15/27 .................................................................................       10,000,000       10,337,100
       Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.375%, 8/15/26 .....................        6,000,000        6,087,300
       Mercy Health Services, Series R, AMBAC Insured, ETM, 5.375%, 8/15/26 .....................        1,750,000        1,775,463
       Mercy Health Services, Series T, MBIA Insured, Pre-Refunded, 5.75%, 8/15/15 ..............       10,525,000       10,976,628
       Mercy Health Services, Series U, ETM, 5.75%, 8/15/26 .....................................          300,000          306,399
       Mercy Health Services, Series W, FSA Insured, ETM, 5.25%, 8/15/27 ........................        8,605,000        8,773,830
       Mercy Health Services, Series X, MBIA Insured, Pre-Refunded, 6.00%, 8/15/34 ..............       11,000,000       11,961,290


                                                              Annual Report | 93

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Michigan State Hospital Finance Authority Revenue, (continued)
       Mercy Mount Clemens Corp., Refunding, Series A, MBIA Insured, 5.75%, 5/15/29 .............     $  4,890,000   $    5,220,857
       Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/24 .......................................        7,065,000        7,382,289
       Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/32 .......................................        1,000,000        1,036,710
       Mid-Michigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27 .........        7,500,000        7,834,950
       Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ..............        7,500,000        7,748,775
       Sparrow Obligation Group, MBIA Insured, Pre-Refunded, 5.90%, 11/15/26 ....................          100,000          103,734
       St. John's Hospital, Series A, AMBAC Insured, 5.125%, 5/15/17 ............................       14,500,000       15,028,235
       St. John's Hospital, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ........................        3,445,000        3,642,881
       St. John's Hospital, Series A, AMBAC Insured, ETM, 6.25%, 5/15/14 ........................        9,545,000       10,394,982
    Michigan State Strategic Fund Ltd. Obligation Revenue, Collateral, The Detroit Edison Co.,
     Fund, Pollution, Refunding,
       Series AA, FGIC Insured, 6.95%, 5/01/11 ..................................................        5,000,000        5,779,650
       Series BB, AMBAC Insured, 7.00%, 5/01/21 .................................................        3,000,000        3,934,770
    Michigan State Strategic Fund Resources Recovery Ltd. Obligation Revenue, Detroit Education
     Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ......................       12,350,000       13,003,438
    Michigan State Trunk Line Revenue,
       Refunding, Series A, MBIA Insured, 4.75%, 11/01/20 .......................................        3,300,000        3,388,044
       Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 .......................................        3,050,000        3,159,831
       Series A, FSA Insured, Pre-Refunded, 5.00%, 11/01/25 .....................................       16,265,000       17,309,701
       Series A, FSA Insured, Pre-Refunded, 5.25%, 11/01/30 .....................................       34,680,000       37,346,198
    Michigan Technological University Revenue, General, Series A, MBIA Insured, 5.00%,
     10/01/34 ...................................................................................        3,675,000        3,844,565
    Milan Area Schools GO, Series A, FGIC Insured, Pre-Refunded, 5.75%, 5/01/24 .................        3,500,000        3,798,060
    North Branch Area Schools GO, School Building and Site, MBIA Insured, 5.00%, 5/01/35 ........        2,260,000        2,383,871
    Northview Public Schools District GO,
       MBIA Insured, 5.80%, 5/01/21 .............................................................          235,000          238,182
       Refunding, FGIC Insured, 5.00%, 5/01/21 ..................................................        3,450,000        3,540,701
    Oakridge Public Schools GO, FSA Insured, Pre-Refunded,
       5.00%, 5/01/23 ...........................................................................          500,000          516,300
       5.125%, 5/01/28 ..........................................................................          500,000          517,590
    Otsego Public Schools District GO, School Building and Site, FSA Insured, 5.00%, 5/01/34 ....        5,000,000        5,252,550
    Ovid Elsie Area Schools GO, School Building and Site, MBIA Insured, Pre-Refunded, 5.00%,
     5/01/32 ....................................................................................        7,775,000        8,385,571
    Oxford Area Community School District GO, FSA Insured, 5.00%,
       5/01/26 ..................................................................................        5,425,000        5,655,237
       5/01/31 ..................................................................................        4,865,000        5,046,610
    Pennfield Schools District GO, School Building and Site, FGIC Insured, 5.00%,
       5/01/29 ..................................................................................        1,150,000        1,211,318
       5/01/34 ..................................................................................        3,610,000        3,792,341
    Pinckney Community Schools GO, Refunding, FSA Insured, 5.00%, 5/01/26 .......................        2,955,000        3,127,217
    Pontiac General Building Authority GO, FGIC Insured, 5.375%,
       6/01/23 ..................................................................................        1,620,000        1,773,738
       6/01/27 ..................................................................................        2,635,000        2,885,062
    Port Huron GO, Ltd. Tax, AMBAC Insured, 5.00%, 10/01/22 .....................................        1,600,000        1,674,352
    Redford USD, GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 .................................       14,090,000       14,291,910
    River Rouge School District GO, Refunding, FGIC Insured, 5.00%, 5/01/22 .....................        6,575,000        6,932,220


94| Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Rockford Public Schools GO, FGIC Insured, Pre-Refunded, 5.25%,
       5/01/22 ..................................................................................     $  1,250,000   $    1,276,475
       5/01/27 ..................................................................................        3,000,000        3,063,540
    Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
     MBIA Insured, 5.25%,
       11/15/31 .................................................................................       12,750,000       13,368,885
       11/15/35 .................................................................................       17,600,000       18,336,736
    Saginaw City School District GO, School Building and Site, FSA Insured, 5.00%, 5/01/34 ......        2,100,000        2,204,580
    Saginaw Hospital Finance Authority Revenue, Covenant Medical Center, Refunding, Series E,
     MBIA Insured,
       5.375%, 7/01/19 ..........................................................................        4,850,000        5,160,545
       5.50%, 7/01/24 ...........................................................................        1,750,000        1,838,445
    Saginaw Valley State University Revenue,
       Refunding, AMBAC Insured, 5.25%, 7/01/19 .................................................        2,540,000        2,679,395
       Series A, MBIA Insured, 5.125%, 7/01/30 ..................................................        4,315,000        4,483,328
    Schoolcraft Community School District GO, FGIC Insured, Pre-Refunded,
       5.75%, 5/01/21 ...........................................................................        3,575,000        3,670,918
       5.375%, 5/01/26 ..........................................................................        1,000,000        1,022,600
    South Macomb Disposal Authority Revenue, AMBAC Insured, 5.25%, 9/01/20 ......................        2,000,000        2,111,160
    South Redford School District GO,
       FGIC Insured, Pre-Refunded, 5.50%, 5/01/22 ...............................................        3,155,000        3,230,752
       School Building and Site, MBIA Insured, 5.00%, 5/01/30 ...................................        6,675,000        7,025,371
    Southfield Library Building Authority GO, Refunding, MBIA Insured, 5.00%, 5/01/30 ...........        6,535,000        6,893,183
    Sparta Area Schools GO, School Building and Site, FGIC Insured, 5.00%, 5/01/30 ..............        2,730,000        2,871,714
    St. Clair County Building Authority GO, MBIA Insured, Pre-Refunded, 5.25%,
       4/01/18 ..................................................................................        2,065,000        2,088,768
       4/01/21 ..................................................................................        2,400,000        2,427,624
    St. Clair County EDC, PCR, The Detroit Edison Co., Refunding, Series AA, AMBAC Insured,
     6.40%, 8/01/24 .............................................................................       10,000,000       10,819,400
    Taylor Brownfield RDA, GO, Tax Increment, Series A, MBIA Insured, 5.00%,
       5/01/29 ..................................................................................        2,900,000        3,052,221
       5/01/34 ..................................................................................        3,945,000        4,133,768
    Taylor Tax Increment Finance Authority Revenue, FSA Insured, 5.00%, 5/01/21 .................        2,595,000        2,712,320
    Tecumseh Public Schools GO, FGIC Insured, Pre-Refunded, 5.50%,
       5/01/25 ..................................................................................        5,925,000        6,384,602
       5/01/30 ..................................................................................        4,500,000        4,849,065
    Thornapple Kellogg School GO, School Building and Site, Refunding, FSA Insured, 5.00%,
       5/01/23 ..................................................................................        4,000,000        4,212,520
       5/01/28 ..................................................................................        6,250,000        6,541,250
    Three Rivers Community Schools GO, Building and Site, MBIA Insured, Pre-Refunded, 6.00%,
     5/01/23 ....................................................................................        2,400,000        2,434,392
    Warren Consolidated School District GO, FSA Insured,
       4.875%, 5/01/22 ..........................................................................       11,850,000       12,309,187
       5.00%, 5/01/26 ...........................................................................       14,450,000       15,063,258
    Warren Water and Sewer Revenue, FSA Insured, Pre-Refunded, 5.125%, 11/01/23 .................        2,450,000        2,642,301


                                                              Annual Report | 95

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Wayne Charter County Airport Hotel GO, Detroit Metropolitan Airport, Series A, MBIA Insured,
       5.25%, 12/01/25 ..........................................................................     $ 17,000,000   $   18,116,050
       5.00%, 12/01/30 ..........................................................................       10,750,000       11,173,012
    Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County, Series A,
     MBIA Insured, 5.25%, 12/01/18 ..............................................................        5,500,000        5,724,565
    Wayne State University Revenue, FGIC Insured, 5.125%, 11/15/29 ..............................       17,900,000       18,701,920
    West Bloomfield School District GO, FGIC Insured, Pre-Refunded, 6.00%,
       5/01/19 ..................................................................................        2,100,000        2,303,238
       5/01/20 ..................................................................................        2,000,000        2,193,560
    West Branch Rose City Area School District GO, FGIC Insured, 5.50%, 5/01/24 .................        1,400,000        1,485,624
    West Ottawa Public School District GO,
       FGIC Insured, 5.60%, 5/01/21 .............................................................          695,000          711,270
       FGIC Insured, 5.60%, 5/01/26 .............................................................        3,575,000        3,658,691
       FGIC Insured, Pre-Refunded, 5.60%, 5/01/26 ...............................................        6,000,000        6,150,780
       School Building Site, Refunding, MBIA Insured, 5.00%, 5/01/32 ............................        6,025,000        6,287,991
    Western Townships Utilities Authority GO, Sewer Disposal System, FGIC Insured, 4.75%,
     1/01/23 ....................................................................................        8,500,000        8,784,750
    Whitmore Lake Public School District GO, FGIC Insured, 5.00%, 5/01/32 .......................        9,375,000        9,798,750
    Willow Run Community Schools GO, FSA Insured, 5.00%, 5/01/31 ................................       12,550,000       12,981,343
    Wyoming Public Schools GO, FGIC Insured, Pre-Refunded, 5.125%, 5/01/23 ......................        5,750,000        5,952,285
    Wyoming Sewer Disposal System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/27 ..............        5,700,000        6,032,595
    Ypsilanti Community Utilities GO, Sanitation Sewer System No. 3, FGIC Insured, 5.00%,
     5/01/32 ....................................................................................        6,065,000        6,305,599
    Ypsilanti School District GO, FGIC Insured, Pre-Refunded,
       5.75%, 5/01/20 ...........................................................................        4,700,000        4,826,101
       5.375%, 5/01/26 ..........................................................................        6,750,000        6,902,550
    Ypsilanti Water and Sewer Disposal System Revenue, Series C, AMBAC Insured, 5.00%,
     9/01/27 ....................................................................................        2,115,000        2,213,982
                                                                                                                     --------------
                                                                                                                      1,312,399,054
                                                                                                                     --------------
    U.S. TERRITORIES 5.2%
    PUERTO RICO 5.2%
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series D, FSA Insured, 5.00%, 7/01/32 .........................................       20,000,000       20,902,400
       Series B, MBIA Insured, Pre-Refunded, 5.875%, 7/01/35 ....................................       25,000,000       27,611,000
    Puerto Rico Electric Power Authority Power Revenue, Series RR, FGIC Insured, 5.00%,
     7/01/35 ....................................................................................       14,000,000       14,856,240
    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ..................        8,700,000        8,716,964
                                                                                                                     --------------
                                                                                                                         72,086,604
                                                                                                                     --------------
    TOTAL LONG TERM INVESTMENTS (COST $1,303,378,452) ...........................................                     1,384,485,658
                                                                                                                     --------------


96| Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 0.2%
    BONDS 0.2%
    MICHIGAN 0.2%
a   Detroit Sewage Disposal Revenue, senior lien, Series B, FSA Insured, Daily VRDN and Put,
     2.97%, 7/01/33 .............................................................................     $    900,000   $      900,000
a   Michigan State University Revenues, Series A, Daily VRDN and Put, 2.97%, 8/15/32 ............        2,600,000        2,600,000
                                                                                                                     --------------
    TOTAL SHORT TERM INVESTMENTS (COST $3,500,000) ..............................................                         3,500,000
                                                                                                                     --------------
    TOTAL INVESTMENTS (COST $1,306,878,452) 98.8% ...............................................                     1,387,985,658
    OTHER ASSETS, LESS LIABILITIES 1.2% .........................................................                        16,762,092
                                                                                                                     --------------
    NET ASSETS 100.0% ...........................................................................                    $1,404,747,750
                                                                                                                     ==============

See Selected Portfolio Abbreviations on page 121.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                                  ----------------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
CLASS A                                                   2006             2005          2004 d              2003             2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      12.23     $      12.39     $      12.23     $      11.99     $      11.89
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................          0.51             0.53             0.54             0.56             0.58

   Net realized and unrealized gains (losses) ..         (0.10)           (0.16)            0.15             0.25             0.10
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          0.41             0.37             0.69             0.81             0.68
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.51)           (0.53)           (0.53)           (0.57)           (0.58)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            -- c             -- c             --               --               --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ...................  $      12.13     $      12.23     $      12.39     $      12.23     $      11.99
                                                  ==================================================================================

Total return b .................................          3.48%            2.99%            5.81%            6.89%            5.84%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $    528,660     $    515,780     $    528,609     $    524,076     $    485,818

Ratios to average net assets:

   Expenses ....................................          0.67%            0.67%            0.67%            0.67%            0.66%

   Net investment income .......................          4.17%            4.35%            4.39%            4.64%            4.81%

Portfolio turnover rate ........................         13.03%           12.06%           10.77%           13.28%            4.86%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


98 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                  ----------------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
CLASS C                                                   2006             2005          2004 d              2003             2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      12.31     $      12.47     $      12.30     $      12.05     $      11.95
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................          0.44             0.46             0.47             0.50             0.51

   Net realized and unrealized gains (losses) ..         (0.09)           (0.16)            0.16             0.25             0.10
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          0.35             0.30             0.63             0.75             0.61
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.44)           (0.46)           (0.46)           (0.50)           (0.51)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            -- c             -- c             --               --               --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ...................  $      12.22     $      12.31     $      12.47     $      12.30     $      12.05
                                                  ==================================================================================

Total return b .................................          2.98%            2.40%            5.25%            6.38%            5.22%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $     64,900     $     59,682     $     59,389     $     54,704     $     39,170

Ratios to average net assets:

   Expenses ....................................          1.22%            1.22%            1.26%            1.17%            1.22%

   Net investment income .......................          3.62%            3.80%            3.80%            4.14%            4.26%

Portfolio turnover rate ........................         13.03%           12.06%           10.77%           13.28%            4.86%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


                         Annual Report | See notes to financial statements. | 99

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 99.2%
    BONDS 99.2%
    MINNESOTA 96.1%
    Anoka County Housing and RDA, GO, Housing Development, AMBAC Insured,
       4.875%, 2/01/24 .........................................................................   $    2,195,000   $     2,294,346
       5.00%, 2/01/34 ..........................................................................        2,000,000         2,086,160
    Anoka-Hennepin ISD No. 11 GO, School District Credit Enhancement Program,
     Series A, FSA Insured, 5.00%, 2/01/20 .....................................................        6,130,000         6,431,289
    Bemidji Health Care Facilities First Mortgage Revenue, North Country Health Services,
     Radian Insured, 5.00%, 9/01/24 ............................................................        2,000,000         2,077,440
    Bemidji ISD No. 031 GO, Refunding, Series A, FSA Insured, 4.50%, 4/01/19 ...................        3,550,000         3,645,140
    Bemidji Lease Revenue, Minnesota State Bureau of Criminal Apprehension,
     MBIA Insured, 5.70%, 12/01/17 .............................................................          120,000           126,908
    Big Lake ISD No. 727 GO, MBIA Insured, 5.70%, 2/01/21 ......................................        3,085,000         3,146,638
    Bloomington ISD No. 271 GO, Series A, FSA Insured, 5.125%, 2/01/24 .........................        2,000,000         2,117,340
    Bloomington Port Authority Lease Revenue, City Hall Lease Obligation, 5.00%, 2/01/18 .......        1,045,000         1,096,362
    Brooklyn Center ISD No. 286 GO, FGIC Insured, 5.00%, 2/01/22 ...............................        1,000,000         1,064,600
    Buffalo GO, AMBAC Insured, 5.55%, 6/01/17 ..................................................        1,000,000         1,005,470
    Buffalo ISD No. 877 GO, Refunding, MBIA Insured, 5.00%, 2/01/22 ............................        4,255,000         4,404,989
    Burnsville MFR, Coventry Court, Refunding, Series A, GNMA Secured,
       5.90%, 9/20/19 ..........................................................................          400,000           423,504
       5.95%, 9/20/29 ..........................................................................        1,275,000         1,345,533
       6.00%, 9/20/34 ..........................................................................        1,000,000         1,055,920
    Byron ISD No. 531 GO, School Building, Series A, FGIC Insured, 5.00%, 2/01/24 ..............        2,215,000         2,355,542
    Cambridge ISD No. 911 GO,
       Capital Appreciation, Series B, MBIA Insured, zero cpn., 2/01/30 ........................        2,240,000           680,445
       Series A, MBIA Insured, 4.125%, 2/01/22 .................................................        1,410,000         1,392,939
       Series A, MBIA Insured, 4.25%, 2/01/24 ..................................................        1,235,000         1,230,356
       Series A, MBIA Insured, 4.75%, 2/01/30 ..................................................        2,500,000         2,578,725
    Cass Lake ISD No. 115 GO, Refunding, FGIC Insured, 5.00%, 2/01/22 ..........................        3,805,000         4,030,294
    Centennial ISD No. 012 GO, Series A, FSA Insured, 5.00%, 2/01/21 ...........................        1,000,000         1,053,220
    Cohasset PCR, Collateral Allete Project, Refunding, Radian Insured, 4.95%, 7/01/22 .........        3,010,000         3,094,611
    Columbia Heights ISD No. 013 GO, FSA Insured, 5.50%, 2/01/23 ...............................        4,500,000         4,581,900
    Dakota County Housing and RDA, SFMR, GNMA Secured,
       5.75%, 4/01/18 ..........................................................................          267,000           273,475
       5.85%, 10/01/30 .........................................................................          453,000           464,407
    Deer River ISD No. 317 GO, FSA Insured, 6.00%, 2/01/25 .....................................        1,325,000         1,441,004
    Delano ISD No. 879 GO, Refunding, FSA Insured, 4.375%, 2/01/23 .............................        1,155,000         1,164,725
    Eagan GO, Recreational Facilities, Series A, MBIA Insured, 5.00%, 2/01/21 ..................        3,075,000         3,238,652
    Eagan MFHR, Forest Ridge Apartments, Refunding, Series A, GNMA Secured,
       5.95%, 9/20/29 ..........................................................................        1,700,000         1,793,262
       6.00%, 9/20/34 ..........................................................................        1,480,000         1,560,778
    Eden Prairie MFHR,
       Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ........................        2,000,000         2,046,720
       Parkway Apartments Project, Refunding, Series A, GNMA Secured, 5.80%, 2/20/32 ...........        7,380,000         7,655,200
    Eveleth EDA, GO, Housing Development, MBIA Insured, 5.80%, 7/01/25 .........................        1,000,000         1,008,160
    Farmington ISD No. 192 GO, MBIA Insured, 5.25%, 2/01/24 ....................................        5,915,000         6,320,355
    Ham Lake GO, Anoka County Housing, Senior Housing Project, Series B, MBIA Insured,
      6.10%, 1/01/26 ...........................................................................        2,180,000         2,185,058
    Hastings ISD No. 200 GO, Refunding, Series A, FSA Insured, 4.50%, 2/01/22 ..................        2,700,000         2,743,524


100 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Hibbing Health Care Facilities Revenue, The Duluth Clinic Ltd., FSA Insured,
      Pre-Refunded, 5.00%, 11/01/25 ............................................................   $    8,000,000   $     8,687,920
    Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
       5.60%, 11/20/17 .........................................................................          750,000           777,180
       5.70%, 11/20/32 .........................................................................        3,000,000         3,096,780
    Hopkins ISD No. 270 GO, FGIC Insured, 5.125%, 2/01/22 ......................................        3,880,000         4,116,020
    Hubbard County Housing and RDA, GO, Heritage Center Project,
      MBIA Insured, 5.50%, 8/01/27 .............................................................        1,085,000         1,167,438
    Lake Crystal Wellcome Memorial Area Schools ISD No. 2071 GO, School Building,
      Series B, MBIA Insured, 5.00%, 2/01/34 ...................................................        3,285,000         3,468,566
    Lake Superior ISD No. 381 GO, Series A, FSA Insured, 5.00%, 4/01/23 ........................        4,195,000         4,443,260
    Lakeview ISD No. 2167 GO, MBIA Insured, 5.25%, 2/01/26 .....................................        3,705,000         3,958,904
    Lakeville GO, Capital Improvement Plan, Series A, MBIA Insured, 4.75%, 2/01/30 .............        2,695,000         2,779,866
    Lakeville ISD No. 194 GO, Series A, FGIC Insured, 5.00%, 2/01/23 ...........................       10,180,000        10,770,135
    Mahtomedi ISD No. 832 GO, FSA Insured, 5.00%, 2/01/18 ......................................        3,240,000         3,431,678
    Maple Grove HDA Municipal Facility Lease Revenue, AMBAC Insured, Pre-Refunded,
      5.55%, 2/01/17 ...........................................................................          280,000           290,934
    Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/29 .............................        2,700,000         2,820,663
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
       Refunding, Sub Series A, AMBAC Insured, 5.00%, 1/01/28 ..................................        5,000,000         5,262,050
       Series A, AMBAC Insured, 5.20%, 1/01/24 .................................................        5,000,000         5,186,000
       Series A, FGIC Insured, 5.125%, 1/01/31 .................................................        7,000,000         7,255,570
       Series A, FGIC Insured, 5.25%, 1/01/32 ..................................................        7,000,000         7,348,950
       Series C, FGIC Insured, 5.25%, 1/01/26 ..................................................        2,000,000         2,119,460
       Series C, FGIC Insured, 5.25%, 1/01/32 ..................................................        9,000,000         9,468,810
    Minneapolis CDA and St. Paul Housing and RDAR, Health Care Facilities, Carondelet,
      Series B, BIG Insured, Pre-Refunded, 8.875%, 11/01/15 ....................................          690,000           830,960
    Minneapolis GO,
       Sports Arena Project, Refunding, 5.125%, 10/01/20 .......................................        8,340,000         8,646,412
       Sports Arena Project, Refunding, 5.20%, 10/01/24 ........................................        3,750,000         3,878,100
       Various Purpose, 5.125%, 12/01/28 .......................................................        3,000,000         3,165,210
    Minneapolis Health Care Revenue, Fairview Health Services,
      AMBAC Insured, 5.00%, 11/15/34 ...........................................................       17,260,000        18,194,974
    Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30 .................        5,000,000         5,057,400
    Minneapolis Revenue, University Gateway Project, Series A, 5.25%, 12/01/24 .................        3,000,000         3,061,380
    Minneapolis Special School District No. 001 COP,
       Refunding, Series A, MBIA Insured, 4.50%, 2/01/21 .......................................        2,715,000         2,769,246
       Series A, FSA Insured, 5.00%, 2/01/21 ...................................................        1,950,000         2,052,726
    Minnesota Agriculture and Economic Development Board Revenue,
       Benedictine Health, Refunding, Series A, MBIA Insured, 5.125%, 2/15/29 ..................       14,625,000        15,210,439
       Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%, 12/01/22 ....        4,870,000         5,064,995
       Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured,
          Pre-Refunded, 5.15%, 12/01/22 ........................................................          310,000           325,106
       Health Care System, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ..................          365,000           384,429
       Health Care System, Series A, MBIA Insured, Pre-Refunded, 5.75%, 11/15/26 ...............       17,635,000        18,655,008
    Minnesota Public Facilities Authority Water PCR, Refunding, Series C, 5.00%,
       3/01/21 .................................................................................        8,000,000         8,586,880
       3/01/22 .................................................................................        5,900,000         6,309,814


                                                            Annual Report  | 101

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Minnesota State Colleges and University Revenue, Fund, Series A, MBIA Insured, 5.00%,
       10/01/25 ................................................................................   $    1,155,000   $     1,230,029
       10/01/32 ................................................................................        5,540,000         5,832,734
    Minnesota State HFAR,
       Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15 .......................          875,000           883,129
       Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 .......................          280,000           281,624
       Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 .......................          320,000           321,971
       SFM, Series B, 5.00%, 7/01/13 ...........................................................           60,000            61,567
       SFM, Series D, 5.45%, 1/01/26 ...........................................................        2,385,000         2,425,378
       SFM, Series E, AMBAC Insured, 5.40%, 1/01/25 ............................................        3,440,000         3,493,045
       SFM, Series G, AMBAC Insured, 6.25%, 7/01/26 ............................................          360,000           367,333
    Minnesota State Higher Education Facilities Authority Revenue,
       Bethel, Mandatory Put 4/01/19, Refunding, 5.10%, 4/01/28 ................................        7,700,000         7,819,427
       St. John's University, Series 5-I, MBIA Insured, Pre-Refunded, 5.25%, 10/01/21 ..........        1,750,000         1,896,528
       St. John's University, Series 5-I, MBIA Insured, Pre-Refunded, 5.25%, 10/01/26 ..........        1,500,000         1,625,595
       University of St. Thomas, Series 4-A1, MBIA Insured, Pre-Refunded, 5.625%, 10/01/16 .....        1,000,000         1,013,170
    Minnetonka MFHR, Cedar Hills Project, Refunding, Series A, GNMA Secured,
       5.90%, 10/20/19 .........................................................................        1,750,000         1,851,815
       5.95%, 10/20/29 .........................................................................        5,955,000         6,292,827
    Moorhead EDA, GO, Tax Increment, Series A, MBIA Insured, 5.25%, 2/01/28 ....................        1,890,000         2,001,245
    New Hope MFR, North Ridge, Series A, GNMA Secured, Pre-Refunded,
       6.05%, 1/01/17 ..........................................................................          440,000           448,664
       6.20%, 1/01/31 ..........................................................................        5,410,000         5,523,123
    Nobles County Housing and RDA Public Project Revenue, Annual Appropriation Lease Obligation,
      AMBAC Insured, Pre-Refunded, 5.625%, 2/01/22 .............................................        1,230,000         1,325,657
    North St. Paul Maplewood ISD No. 622 GO, Refunding, Series A, 5.125%, 2/01/25 ..............        2,275,000         2,303,506
    Northern Municipal Power Agency Electric System Revenue, Refunding,
     FSA Insured, 5.00%, 1/01/12 ...............................................................        1,030,000         1,077,720
    Osseo ISD No. 279 GO, Series A, FSA Insured, 5.00%, 2/01/20 ................................        3,000,000         3,166,140
    Park Rapids ISD No. 309 GO,
       MBIA Insured, 4.75%, 2/01/21 ............................................................        2,500,000         2,581,500
       MBIA Insured, 5.00%, 2/01/25 ............................................................        3,000,000         3,118,380
       Refunding, Series A, FSA Insured, 4.50%, 2/01/24 ........................................        2,255,000         2,283,007
       Refunding, Series A, FSA Insured, 4.50%, 2/01/25 ........................................        1,000,000         1,010,950
    Pipestone-Jasper ISD No. 2689 GO, Refunding, Series 2004-A,
     FSA Insured, 5.00%, 3/01/20 ...............................................................        1,595,000         1,704,337
    Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
       6.25%, 6/01/16 ..........................................................................        1,600,000         1,610,336
       6.125%, 6/01/24 .........................................................................        1,815,000         1,825,944
    Princeton ISD No. 477 GO, Mille Lacs County, FSA Insured, 5.125%, 2/01/24 ..................        1,190,000         1,207,695
    Prior Lake ISD No. 719 GO,
       FGIC Insured, 5.125%, 2/01/19 ...........................................................        1,140,000         1,215,525
       FSA Insured, 5.50%, 2/01/20 .............................................................        2,255,000         2,397,245
       FSA Insured, 5.50%, 2/01/21 .............................................................        2,590,000         2,750,476
       Series C, MBIA Insured, 5.00%, 2/01/21 ..................................................        2,000,000         2,114,360
       Series C, MBIA Insured, 5.00%, 2/01/23 ..................................................        6,025,000         6,352,097


102 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Robbinsdale GO, Housing Development, Senior Housing Project,
      Series B, FGIC Insured, 5.875%, 1/01/31 ..................................................   $    2,160,000   $     2,244,737
    Robbinsdale ISD No. 281 GO, Refunding, Series A, MBIA Insured, 4.50%,
       2/01/21 .................................................................................        3,420,000         3,482,928
       2/01/22 .................................................................................        3,570,000         3,627,120
    Rochester Electric Utility Revenue, AMBAC Insured, 5.25%, 12/01/24 .........................        3,000,000         3,201,810
    Rochester Health Care Facilities Revenue, Mayo Foundation, Refunding,
      Series B, 5.50%, 11/15/27 ................................................................        4,000,000         4,203,960
    Rochester ISD No. 535 GO, Series A, MBIA Insured, 5.00%,
       2/01/28 .................................................................................        1,385,000         1,468,723
       2/01/29 .................................................................................        1,455,000         1,539,623
    Rosemount ISD No. 196 GO,
       School Building, Series A, FSA Insured, 5.00%, 2/01/22 ..................................        1,330,000         1,421,571
       School Building, Series A, FSA Insured, 5.00%, 2/01/23 ..................................        1,420,000         1,515,481
       Series A, MBIA Insured, 4.70%, 2/01/25 ..................................................        1,000,000         1,031,530
    Rush City ISD No. 139 GO, School Building, MBIA Insured,
       5.00%, 2/01/21 ..........................................................................        1,680,000         1,796,659
       5.125%, 2/01/26 .........................................................................        4,245,000         4,569,743
    Sartell ISD No. 748 GO, Refunding, Series A, FSA Insured,
       4.125%, 8/01/20 .........................................................................        1,785,000         1,787,927
       4.25%, 2/01/22 ..........................................................................        2,810,000         2,823,038
    Sauk Rapids ISD No. 47 GO,
    a  School Building, Refunding, Series A, FSA Insured, 5.00%, 2/01/22 .......................        4,500,000         4,825,485
       Series A, MBIA Insured, 5.75%, 2/01/23 ..................................................        2,740,000         2,983,613
       Series A, MBIA Insured, 5.75%, 2/01/26 ..................................................        5,000,000         5,437,550
    Scott County GO, MBIA Insured, 5.00%, 2/01/33 ..............................................        5,555,000         5,791,921
    Scott County Housing and Redevelopment Authority Facilities Lease Revenue,
      AMBAC Insured, 5.70%, 2/01/29 ............................................................        1,380,000         1,478,615
    Scott County Housing and Redevelopment Authority GO,
      River City Centre Project, Series A, FSA Insured, 5.375%, 2/01/27 ........................        1,520,000         1,573,048
       Savage City, Hamilton Apartments Project, AMBAC Insured, 5.70%, 2/01/33 .................        2,285,000         2,351,059
    Scott County Housing and Redevelopment Authority Special Benefits Tax Revenue,
      River City Centre Project, Series B, AMBAC Insured, 5.50%, 2/01/27 .......................          675,000           697,572
    Scott County Housing and Redevelopment Authority Tax Increment Development Revenue,
      River City Centre Project, Series E, FSA Insured, 5.375%, 2/01/25 ........................        1,170,000         1,210,833
    Shakopee Public Utilities Commission Public Utilities Revenue, MBIA Insured,
      Pre-Refunded, 6.00%, 2/01/28 .............................................................        2,530,000         2,704,241
    South Washington County ISD No. 833 GO, Series B, FSA Insured, 5.00%, 2/01/23 ..............        4,000,000         4,202,120
    Southeastern Multi-County Housing and RDAR, Housing Development,
      Goodhue County Apartments, Series B, MBIA Insured, 5.75%, 1/01/31 ........................        2,415,000         2,485,663
    Southern Minnesota Municipal Power Agency Power Supply System Revenue,
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/19 .............        5,875,000         3,374,248
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/20 .............       14,035,000         7,678,127
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/23 .............        4,000,000         1,885,400
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/26 .............        5,000,000         2,025,350
       Capital Appreciation, Refunding, Series A, AMBAC Insured, zero cpn., 1/01/18 ............       15,935,000         9,600,678
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/27 .............        6,600,000         2,538,822
       Series A, MBIA Insured, ETM, 5.75%, 1/01/18 .............................................        1,000,000         1,077,700


                                                             Annual Report | 103

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    St. Clair ISD No. 75 GO, MBIA Insured, 5.70%, 4/01/22 ......................................    $  2,250,000     $    2,389,118
    St. Cloud Health Care Revenue, St. Cloud Hospital Obligation, Group A, FSA Insured,
     5.875%, 5/01/30 ...........................................................................      17,785,000         19,379,959
    St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding, Series A,
     AMBAC Insured, 5.00%, 7/01/15 .............................................................       1,165,000          1,182,603
    St. Cloud Housing and RDA Sales Tax Revenue, Paramount Theater Project, Refunding,
     Series A, FGIC Insured, 5.00%, 3/01/22 ....................................................       1,000,000          1,026,130
    St. Michael ISD No. 885 GO,
       FSA Insured, 5.00%, 2/01/23 .............................................................       3,300,000          3,466,749
       School Building, Refunding, FSA Insured, 5.00%, 2/01/24 .................................       4,535,000          4,850,863
       School Building, Series A, FSA Insured, 4.75%, 2/01/29 ..................................       6,550,000          6,758,879
    St. Paul ISD No. 625 GO,
       School Building, Series B, FSA Insured, 4.25%, 2/01/21 ..................................       1,000,000          1,008,100
       School Building, Series B, FSA Insured, 4.375%, 2/01/22 .................................       1,065,000          1,080,283
       Series C, FSA Insured, 6.00%, 2/01/20 ...................................................       1,600,000          1,706,992
    St. Peter GO, Hospital, Series A, MBIA Insured, 5.00%, 9/01/32 .............................       6,805,000          7,023,032
    Upsala ISD No. 487 GO, School Building, FGIC Insured, 5.00%, 2/01/22 .......................       1,140,000          1,207,499
    Walker-Hakensack-Akeley ISD No. 113 GO, Series A, FSA Insured, 6.00%,
       2/01/23 .................................................................................       1,160,000          1,261,558
       2/01/25 .................................................................................       1,300,000          1,413,815
    Washington County GO, Capital Improvement Plan, Series A, 4.75%,
       2/01/22 .................................................................................       3,200,000          3,333,760
       2/01/23 .................................................................................       1,760,000          1,835,715
    Washington County Housing and RDAR, Government Housing, Landfall Terrace Project,
     Refunding,
       5.35%, 2/01/22 ..........................................................................       1,000,000          1,031,450
       5.40%, 8/01/27 ..........................................................................       2,015,000          2,080,205
    Watertown ISD No. 111 GO, Series A, FSA Insured, 5.00%,
       2/01/24 .................................................................................       2,725,000          2,903,842
       2/01/25 .................................................................................       2,845,000          3,029,441
    Western Minnesota Municipal Power Agency Revenue,
       MBIA Insured, 5.00%, 1/01/26 ............................................................       8,565,000          9,024,769
       Refunding, Series A, AMBAC Insured, 5.50%, 1/01/12 ......................................       2,745,000          2,805,582
       Refunding, Series A, AMBAC Insured, 5.50%, 1/01/13 ......................................       4,500,000          4,599,315
       Series A, MBIA Insured, 5.00%, 1/01/30 ..................................................       7,865,000          8,239,453
    Willmar GO, Rice Memorial Hospital Project, FSA Insured, 5.00%,
       2/01/19 .................................................................................       2,000,000          2,129,600
       2/01/22 .................................................................................       2,550,000          2,699,405
       2/01/25 .................................................................................       3,000,000          3,166,500
       2/01/32 .................................................................................       5,415,000          5,665,715
    Worthington ISD No. 518 GO,
       Refunding, Series A, FSA Insured, 4.25%, 2/01/22 ........................................       5,010,000          5,033,246
       Series A, FSA Insured, 5.00%, 2/01/24 ...................................................       5,000,000          5,197,300
                                                                                                                     --------------
                                                                                                                        570,440,106
                                                                                                                     --------------
    U.S. TERRITORIES 3.1%
    PUERTO RICO 2.7%
    Puerto Rico Commonwealth GO, Public Improvement, FSA Insured,
       5.00%, 7/01/23 ..........................................................................         955,000          1,005,988
       5.125%, 7/01/30 .........................................................................         420,000            442,449


104 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Commonwealth GO, Public Improvement, FSA Insured, (continued)
       Pre-Refunded, 5.00%, 7/01/23 ............................................................    $  1,545,000     $    1,654,355
       Pre-Refunded, 5.125%, 7/01/30 ...........................................................         580,000            624,544
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
     Refunding, Series C, AMBAC Insured, 5.50%, 7/01/23 ........................................       5,000,000          5,896,200
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/30 ........       1,000,000          1,064,030
    Puerto Rico PBA Revenue, Guaranteed Government Facilities, Refunding, Series F,
     XLCA Insured, 5.25%, 7/01/25 ..............................................................       2,500,000          2,866,550
    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 .................       1,300,000          1,302,535
    Puerto Rico Public Finance Corp. Commonwealth Revenue, Series E, AMBAC Insured,
       5.50%, 8/01/27 ..........................................................................         625,000            744,906
       ETM, 5.50%, 8/01/27 .....................................................................         375,000            447,536
                                                                                                                     --------------
                                                                                                                         16,049,093
                                                                                                                     --------------
    VIRGIN ISLANDS 0.4%
    Virgin Islands PFAR, Gross Receipts Taxes Loan Note, FSA Insured, 5.25%,
       10/01/20 ................................................................................       1,160,000          1,276,754
       10/01/21 ................................................................................       1,000,000          1,097,590
                                                                                                                     --------------
                                                                                                                          2,374,344
                                                                                                                     --------------
    TOTAL U.S. TERRITORIES .....................................................................                         18,423,437
                                                                                                                     --------------
    TOTAL LONG TERM INVESTMENTS (COST $564,197,115) ............................................                        588,863,543
                                                                                                                     --------------

    SHORT TERM INVESTMENTS 1.0%
    BONDS 1.0%
    MINNESOTA 0.3%
b   Hennepin County GO, Refunding, Series A, Weekly VRDN and Put, 3.05%, 12/01/25 ..............         700,000            700,000
b   Minneapolis GO,
       Block E Bonds, Series A, Weekly VRDN and Put, 3.05%, 3/01/27 ............................         300,000            300,000
       Guthrie Parking Ramp, Weekly VRDN and Put, 3.05%, 12/01/28 ..............................         100,000            100,000
b   Minnesota State Higher Education Facilities Authority Revenue, St. Olaf College,
     Series 5-H, Daily VRDN and Put, 3.00%, 10/01/30 ...........................................         600,000            600,000
                                                                                                                     --------------
                                                                                                                          1,700,000
                                                                                                                     --------------
    U.S. TERRITORIES 0.7%
    PUERTO RICO 0.7%
b   Puerto Rico Commonwealth Government Development Bank Revenue, Refunding,
     MBIA Insured, Weekly VRDN and Put, 3.06%, 12/01/15 ........................................         150,000            150,000
b   Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 3.15%, 7/01/28 ..............................       3,800,000          3,800,000
                                                                                                                     --------------
                                                                                                                          3,950,000
                                                                                                                     --------------
    TOTAL SHORT TERM INVESTMENTS (COST $5,650,000) .............................................                          5,650,000
                                                                                                                     --------------
    TOTAL INVESTMENTS (COST $569,847,115) 100.2% ...............................................                        594,513,543
    OTHER ASSETS, LESS LIABILITIES (0.2)% ......................................................                           (953,324)
                                                                                                                     --------------
    NET ASSETS 100.0% ..........................................................................                     $  593,560,219
                                                                                                                     ==============

See Selected Portfolio Abbreviations on page 121.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 105

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                      -----------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS A                                                      2006            2005         2004 d             2003            2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................   $     12.64     $     12.81     $     12.60     $     12.37     $     12.21
                                                      -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income a ........................          0.53            0.54            0.55            0.57            0.60

   Net realized and unrealized gains (losses) .....         (0.04)          (0.16)           0.20            0.24            0.16
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................          0.49            0.38            0.75            0.81            0.76
                                                      -----------------------------------------------------------------------------
Less distributions from:

   Net investment income ..........................         (0.53)          (0.54)          (0.54)          (0.58)          (0.60)

   Net realized gains .............................            --           (0.01)             -- e            --              --
                                                      -----------------------------------------------------------------------------
Total distributions ...............................         (0.53)          (0.55)          (0.54)          (0.58)          (0.60)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................            -- c            -- c            --              --              --
                                                      -----------------------------------------------------------------------------
Net asset value, end of year ......................   $     12.60     $     12.64     $     12.81     $     12.60     $     12.37
                                                      =============================================================================

Total return b ....................................          3.98%           3.15%           6.17%           6.77%           6.41%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $   901,614     $   849,970     $   852,182     $   822,031     $   752,423

Ratios to average net assets:

   Expenses .......................................          0.65%           0.65%           0.65%           0.65%           0.65%

   Net investment income ..........................          4.20%           4.36%           4.38%           4.64%           4.86%

Portfolio turnover rate ...........................         16.44%          19.87%          14.89%          13.40%           9.62%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.

e     The fund made a capital gain distribution of $0.0027.


106 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                      -----------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS B                                                      2006            2005         2004 d             2003            2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................   $     12.68     $     12.85     $     12.64     $     12.40     $     12.23
                                                      -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income a ........................          0.46            0.48            0.48            0.51            0.53

   Net realized and unrealized gains (losses) .....         (0.04)          (0.17)           0.21            0.25            0.17
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................          0.42            0.31            0.69            0.76            0.70
                                                      -----------------------------------------------------------------------------
Less distributions from:

   Net investment income ..........................         (0.46)          (0.47)          (0.48)          (0.52)          (0.53)

   Net realized gains .............................            --           (0.01)             -- e            --              --
                                                      -----------------------------------------------------------------------------
Total distributions ...............................         (0.46)          (0.48)          (0.48)          (0.52)          (0.53)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................            -- c            -- c            --              --              --
                                                      -----------------------------------------------------------------------------
Net asset value, end of year ......................   $     12.64     $     12.68     $     12.85     $     12.64     $     12.40
                                                      =============================================================================

Total return b ....................................          3.41%           2.56%           5.57%           6.24%           5.89%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $    56,478     $    60,264     $    60,869     $    44,222     $    16,629

Ratios to average net assets:

   Expenses .......................................          1.20%           1.20%           1.20%           1.20%           1.20%

   Net investment income ..........................          3.65%           3.81%           3.83%           4.09%           4.31%

Portfolio turnover rate ...........................         16.44%          19.87%          14.89%          13.40%           9.62%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.

e     The fund made a capital gain distribution of $0.0027.


                        Annual Report | See notes to financial statements. | 107

Franklin Tax-Free Trust

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                      -----------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS C                                                      2006            2005         2004 d             2003            2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................   $     12.74     $     12.90     $     12.69     $     12.45     $     12.28
                                                      -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income a ........................          0.46            0.48            0.48            0.51            0.53

   Net realized and unrealized gains (losses) .....         (0.04)          (0.16)           0.20            0.25            0.17
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................          0.42            0.32            0.68            0.76            0.70
                                                      -----------------------------------------------------------------------------
Less distributions from:

   Net investment income ..........................         (0.46)          (0.47)          (0.47)          (0.52)          (0.53)

   Net realized gains .............................            --           (0.01)             -- e            --              --
                                                      -----------------------------------------------------------------------------
Total distributions ...............................         (0.46)          (0.48)          (0.47)          (0.52)          (0.53)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................            -- c            -- c            --              --              --
                                                      -----------------------------------------------------------------------------
Net asset value, end of year ......................   $     12.70     $     12.74     $     12.90     $     12.69     $     12.45
                                                      =============================================================================

Total return b ....................................          3.38%           2.64%           5.53%           6.23%           5.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $   130,540     $   108,617     $   108,062     $    91,189     $    59,305

Ratios to average net assets:

   Expenses .......................................          1.20%           1.20%           1.22%           1.17%           1.20%

   Net investment income ..........................          3.65%           3.81%           3.81%           4.12%           4.31%

Portfolio turnover rate ...........................         16.44%          19.87%          14.89%          13.40%           9.62%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.

e     The fund made a capital gain distribution of $0.0027.


108 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.2%
    BONDS 98.2%
    OHIO 95.6%
    Akron Bath Copley Joint Township Hospital District Revenue,
     Hospital Improvement Children's Hospital Center, FSA Insured, 5.00%, 11/15/22 ............   $     5,000,000   $     5,261,000
    Akron GO, Improvement, FGIC Insured, 5.00%,
       12/01/20 ...............................................................................         2,150,000         2,294,802
       12/01/21 ...............................................................................         2,255,000         2,402,229
       12/01/22 ...............................................................................         1,185,000         1,259,122
    Akron Income Tax Revenue, Community Learning Centers, Series A, FGIC Insured, 5.00%,
       12/01/22 ...............................................................................         2,460,000         2,613,873
       12/01/24 ...............................................................................         3,200,000         3,389,248
       12/01/33 ...............................................................................         8,005,000         8,391,802
    Akron Sewer System Revenue, MBIA Insured, Pre-Refunded, 5.55%, 12/01/16 ...................         3,660,000         3,755,599
    Anthony Wayne Local School District GO,
       Refunding, FSA Insured, 5.00%, 12/01/24 ................................................         3,200,000         3,368,000
       School Facilities Construction and Improvement, FSA Insured, 5.125%, 12/01/30 ..........         2,535,000         2,656,046
       School Facilities Construction and Improvement, FSA Insured,
        Pre-Refunded, 5.65%, 12/01/21 .........................................................         1,845,000         2,030,865
       School Facilities Construction and Improvement, FSA Insured, Pre-Refunded,
        5.70%, 12/01/25 .......................................................................         2,335,000         2,575,271
       School Facilities Construction and Improvement, Refunding,
        FSA Insured, 5.65%, 12/01/21 ..........................................................           645,000           702,882
    Archbold Area Local School District GO, AMBAC Insured, Pre-Refunded, 6.00%, 12/01/21 ......         2,000,000         2,078,300
    Athens City School District GO, School Facilities Construction and Improvement,
     FSA Insured, Pre-Refunded, 6.00%, 12/01/24 ...............................................         2,345,000         2,616,785
    Aurora City School District COP, MBIA Insured, Pre-Refunded,
       6.10%, 12/01/19 ........................................................................         1,825,000         2,008,778
       6.15%, 12/01/24 ........................................................................         1,670,000         1,841,092
    Austintown Local School District GO, School Improvement, FSA Insured, 5.125%, 12/01/30 ....         7,715,000         8,243,940
    Avon Lake City School District GO, FGIC Insured, Pre-Refunded, 5.50%, 12/01/26 ............         4,000,000         4,354,400
    Avon Lake Water System Revenue, Series A, AMBAC Insured, Pre-Refunded, 5.75%, 10/01/26 ....         2,020,000         2,208,850
    Avon Local School District GO,
       AMBAC Insured, Pre-Refunded, 6.00%, 12/01/20 ...........................................         2,500,000         2,573,475
       School Improvement, MBIA Insured, 5.25%, 12/01/23 ......................................         1,000,000         1,084,560
       School Improvement, MBIA Insured, 5.25%, 12/01/29 ......................................         2,295,000         2,462,168
    Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 .......................         8,125,000         8,334,544
    Bluffton Exempted Village School District GO, Improvement,
     AMBAC Insured, 5.50%, 12/01/28 ...........................................................         1,190,000         1,421,003
    Bowling Green MFHR, Village Apartments, Refunding, Series A, GNMA Secured,
     5.40%, 9/20/36 ...........................................................................         2,940,000         3,044,341
    Brookville Local School District GO, FSA Insured,
       5.25%, 12/01/22 ........................................................................         1,075,000         1,168,138
       5.00%, 12/01/31 ........................................................................         3,000,000         3,148,980
    Buckeye Local School District GO, Construction and Improvement Bonds, FGIC Insured,
     5.50%, 12/01/25 ..........................................................................           750,000           803,145
    Butler County GO,
       AMBAC Insured, Pre-Refunded, 5.75%, 12/01/16 ...........................................         1,000,000         1,027,200
       Judgment Bonds, FSA Insured, 4.75%, 12/01/26 ...........................................         4,000,000         4,127,880


                                                             Annual Report | 109

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OHIO (CONTINUED)
    Canal Winchester Local School District GO, Capital Appreciation, MBIA Insured, zero cpn.,
       12/01/32 ...............................................................................   $     1,455,000   $       415,664
       12/01/33 ...............................................................................         2,000,000           542,260
    Central Local School District GO, Classroom Facilities, FSA Insured, 5.75%, 12/01/22 ......         1,555,000         1,704,809
    Chillicothe City School District GO, School Improvement, FGIC Insured, 5.00%, 12/01/32 ....         7,395,000         7,807,123
    Cincinnati City School District GO,
       Classroom Facilities Construction and Improvement, FSA Insured, 5.00%, 12/01/27 ........         2,500,000         2,634,275
       FSA Insured, 5.00%, 12/01/22 ...........................................................         9,510,000        10,037,995
    Cincinnati Technical College Revenue, AMBAC Insured,
       5.25%, 10/01/23 ........................................................................         2,510,000         2,718,405
       5.00%, 10/01/28 ........................................................................         2,715,000         2,854,632
    Circleville GO, Capital Facilities Improvement, AMBAC Insured, 5.625%, 12/01/20 ...........         2,035,000         2,227,837
    Cleveland Municipal School District GO, FSA Insured, 5.00%, 12/01/27 ......................         4,000,000         4,226,520
    Cleveland State University General Receipt Revenue, FGIC Insured,
       5.25%, 6/01/24 .........................................................................         1,000,000         1,081,150
       5.00%, 6/01/34 .........................................................................         5,000,000         5,251,100
    Cleveland Waterworks Revenue,
       Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/28 .......................         6,715,000         6,897,917
       Series I, FSA Insured, Pre-Refunded, 5.00%, 1/01/28 ....................................         4,785,000         4,962,619
       Series K, FGIC Insured, Pre-Refunded, 5.00%, 1/01/22 ...................................         2,075,000         2,224,130
       Series K, FGIC Insured, Pre-Refunded, 5.00%, 1/01/23 ...................................         4,285,000         4,592,963
       Series K, FGIC Insured, Pre-Refunded, 5.00%, 1/01/25 ...................................         8,150,000         8,735,740
    Cleveland-Cuyahoga County Port Authority Revenue, Student Housing, Euclid Avenue Housing
     Corp., Fenn Project, AMBAC Insured, 5.00%,
       8/01/25 ................................................................................         2,440,000         2,584,521
       8/01/28 ................................................................................         2,145,000         2,266,943
    Clyde-Green Springs Exempt Village School District GO, School Facilities Construction,
     Refunding and Improvement, Refunding, MBIA Insured, 5.125%, 12/01/32 .....................         1,000,000         1,060,550
    Columbus City School District GO, Linden Elementary Construction, FSA Insured,
       5.00%, 12/01/28 ........................................................................           900,000           936,351
    Columbus Municipal Airport Authority Revenue, Airport Improvement,
     Port Columbus International, Series B, AMBAC Insured, 5.00%, 1/01/18 .....................         3,565,000         3,679,330
    Columbus Tax Increment Financing Revenue,
       Easton Project, AMBAC Insured, Pre-Refunded, 5.30%, 12/01/19 ...........................         1,500,000         1,597,350
       Polaris Project, Series A, AMBAC Insured, 4.75%, 12/01/22 ..............................         1,385,000         1,443,419
    Crawford County GO, Refunding, AMBAC Insured, 5.25%, 12/01/31 .............................         1,330,000         1,413,604
    Cuyahoga Community College District General Receipts Revenue, Series A,
     AMBAC Insured, 5.00%,
       12/01/22 ...............................................................................         1,000,000         1,063,230
       12/01/32 ...............................................................................         3,000,000         3,146,970
    Cuyahoga County Hospital Revenue, University Hospitals Health System Inc., AMBAC Insured,
       5.40%, 1/15/19 .........................................................................         1,500,000         1,597,140
       5.50%, 1/15/30 .........................................................................         1,760,000         1,853,720
    Cuyahoga County MFHR, Rockefeller Park Project, Series A, GNMA Secured, 5.75%, 1/20/29 ....         1,000,000         1,047,710
    Cuyahoga County Utility System Revenue,
       AMBAC Insured, 5.125%, 2/15/28 .........................................................         1,000,000         1,041,890
       Medical Center Co. Project, Refunding, Series B, MBIA Insured, 6.10%, 8/15/15 ..........         2,945,000         3,008,170


110 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OHIO (CONTINUED)
    Darke County GO, Real Estate Acquisition and Improvement, FGIC Insured, 5.125%, 12/01/27 ..   $     1,020,000   $     1,079,150
    Dayton City School District GO, School Facilities Construction and Improvement,
     Series A, FGIC Insured,
       4.75%, 12/01/25 ........................................................................         9,400,000         9,672,130
       5.00%, 12/01/29 ........................................................................         8,275,000         8,678,985
    Deerefield Township Tax Increment Revenue, Refunding, Series B, MBIA Insured,
     5.00%, 12/01/25 ..........................................................................         1,000,000         1,050,700
    Eastlake GO, Capital Facilities, MBIA Insured, 5.00%, 12/01/27 ............................         1,950,000         2,043,015
    Eaton City School District GO, FGIC Insured, 5.00%, 12/01/25 ..............................         1,250,000         1,321,375
    Edgewood City School District GO, School Improvement, Refunding, FSA Insured,
     5.00%, 12/01/24 ..........................................................................         2,220,000         2,369,850
    Fairfield County GO, FGIC Insured, 5.00%, 12/01/20 ........................................         1,600,000         1,701,744
    Fairless Ohio Local School District GO, Various Purpose School Facilities Construction,
     FSA Insured, 5.00%, 12/01/28 .............................................................         2,085,000         2,198,090
    Field Local School District GO, School Facilities Construction and Improvement, AMBAC
     Insured, 5.00%, 12/01/27 .................................................................         1,290,000         1,370,341
    Finneytown Local School District GO, FGIC Insured, 5.80%, 12/01/24 ........................         1,980,000         2,099,830
    Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue
     Anticipation Bonds, Refunding, AMBAC Insured, 5.00%,
       12/01/23 ...............................................................................         6,910,000         7,422,238
       12/01/24 ...............................................................................         7,255,000         7,774,748
       12/01/25 ...............................................................................         5,615,000         6,003,277
    Franklin County Hospital Revenue,
       Children's Hospital Project, AMBAC Insured, Pre-Refunded, 5.50%, 5/01/21 ...............         3,365,000         3,701,534
       Children's Hospital Project, AMBAC Insured, Pre-Refunded, 5.50%, 5/01/28 ...............         4,265,000         4,691,543
       Holy Cross Health Systems, AMBAC Insured, 5.875%, 6/01/21 ..............................         2,500,000         2,565,225
       OhioHealth Corp., Refunding, Series C, MBIA Insured, 5.00%, 5/15/33 ....................         5,250,000         5,455,380
    Franklin County Ohio Hospital Revenue, The Children's Hospital, FGIC Insured,
     5.00%, 5/01/35 ...........................................................................        10,000,000        10,447,800
    Franklin GO, MBIA Insured, 5.25%, 12/01/27 ................................................         1,500,000         1,598,835
    Garfield Heights GO, Various Purpose, Refunding and Improvement, FGIC Insured,
     5.00%, 12/01/27 ..........................................................................         2,655,000         2,812,919
    Georgetown Exempted Village School District GO, Classroom Facilities, FSA Insured,
     5.125%, 12/01/31 .........................................................................         1,000,000         1,067,800
    Graham Local School District GO, School Improvement, Refunding, MBIA Insured,
     5.00%, 12/01/33 ..........................................................................         6,055,000         6,408,915
    Grand Valley Local School District GO, Classroom Facilities Improvement, FGIC Insured,
     5.00%, 12/01/24 ..........................................................................         1,300,000         1,368,250
    Greater Cleveland Regional Transit Authority GO, Capital Improvement, Series A,
     MBIA Insured, 5.125%, 12/01/21 ...........................................................         1,750,000         1,855,578
    Green Community Learning Centers Income Tax Revenue, MBIA Insured, 5.00%,
       12/01/27 ...............................................................................         1,205,000         1,273,239
       12/01/28 ...............................................................................         1,265,000         1,334,828
       12/01/32 ...............................................................................         2,675,000         2,813,137


                                                             Annual Report | 111

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OHIO (CONTINUED)
    Greene County GO, AMBAC Insured, 5.00%,
       12/01/22 ...............................................................................   $     1,475,000   $    1,556,892
       12/01/28 ...............................................................................         2,620,000        2,741,830
    Greene County Sewer System Revenue, Governmental Enterprise,
       AMBAC Insured, Pre-Refunded, 5.625%, 12/01/25 ..........................................         1,890,000        2,078,339
       MBIA Insured, Pre-Refunded, 5.25%, 12/01/25 ............................................         5,000,000        5,328,600
    Greene County Water System Revenue,
       Governmental Enterprise, MBIA Insured, 5.25%, 12/01/21 .................................         5,400,000        5,814,882
       Series A, FGIC Insured, Pre-Refunded, 6.125%, 12/01/21 .................................         2,100,000        2,236,710
    Guernsey County GO, Refunding, FGIC Insured, 5.00%, 12/01/23 ..............................         2,690,000        2,836,094
    Hamilton County Convention Facilities Authority Revenue,
       FGIC Insured, 5.00%, 12/01/24 ..........................................................         2,795,000        2,969,296
       FGIC Insured, 5.00%, 12/01/28 ..........................................................         5,400,000        5,698,080
       second lien, FGIC Insured, 5.00%, 12/01/33 .............................................         7,235,000        7,577,867
    Hamilton County Hospital Facilities Revenue, Cincinnati Children's Hospital, Series J,
     FGIC Insured, 5.25%, 5/15/34 .............................................................         5,000,000        5,325,000
    Hamilton County Sales Tax Revenue, Series B, AMBAC Insured,
       5.25%, 12/01/32 ........................................................................        19,720,000       20,765,752
       5.60%, 12/01/32 ........................................................................         1,200,000        1,296,132
    Hamilton County Sewer System Revenue,
       Improvement, Series A, MBIA Insured, Pre-Refunded, 5.25%, 12/01/21 .....................         1,000,000        1,085,960
       Metropolitan Sewer District Improvement, Series B, MBIA Insured, 5.00%, 12/01/30 .......         4,000,000        4,243,640
    Hamilton GO, One Renaissance Center, Series A, AMBAC Insured, 5.25%,
       11/01/18 ...............................................................................         1,010,000        1,089,931
       11/01/19 ...............................................................................         1,015,000        1,096,403
       11/01/20 ...............................................................................         1,120,000        1,207,450
       11/01/21 ...............................................................................         1,180,000        1,269,645
    Hamilton Wastewater System Revenue, Series A, FSA Insured, Pre-Refunded,
       5.90%, 10/15/21 ........................................................................         3,040,000        3,117,520
       5.20%, 10/15/23 ........................................................................         7,275,000        7,662,757
    Heath City School District GO, School Improvement, Series A, FGIC Insured, Pre-Refunded,
       5.60%, 12/01/21 ........................................................................         1,000,000        1,090,100
       5.50%, 12/01/27 ........................................................................         1,170,000        1,270,339
    Highland Local School District GO, School Improvement, FSA Insured, Pre-Refunded, 5.00%,
       12/01/23 ...............................................................................         3,680,000        3,948,971
       12/01/26 ...............................................................................         3,675,000        3,943,606
    Hilliard School District GO,
       Capital Appreciation, School Construction, Refunding, MBIA Insured, zero cpn.,                   2,190,000        1,191,185
         12/01/19 .............................................................................
       Capital Appreciation, School Construction, Refunding, MBIA Insured, zero cpn.,                   4,525,000        2,334,266
         12/01/20 .............................................................................
       School Improvement, FGIC Insured, Pre-Refunded, 5.75%, 12/01/28 ........................         4,000,000        4,420,280
       School Improvement, Series A, FGIC Insured, 5.25%, 12/01/28 ............................         3,010,000        3,207,606
    Huber Heights Water System Revenue, Refunding and Improvement, MBIA Insured, 5.00%,
       12/01/27 ...............................................................................         3,205,000        3,413,389
       12/01/30 ...............................................................................         2,250,000        2,387,047


112 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OHIO (CONTINUED)
    Hudson City School District COP, MBIA Insured, 5.00%, 6/01/34 .............................   $     6,720,000   $     7,057,478
    Independence Local School District GO, FGIC Insured, 5.25%, 12/01/21 ......................         1,390,000         1,507,344
    Jackson Center Local School District Shelby County GO,
     Facilities Construction and Improvement, MBIA Insured, 5.00%, 12/01/28 ...................         1,175,000         1,229,638
    Jackson City School District GO, School Improvement, MBIA Insured, Pre-Refunded,
      5.25%, 12/01/27 .........................................................................         3,000,000         3,237,450
    Jackson Local School District GO, Stark and Summit Counties Local School District,
       FSA Insured, Pre-Refunded, 5.50%, 12/01/20 .............................................         4,000,000         4,343,040
       FSA Insured, Pre-Refunded, 5.625%, 12/01/25 ............................................         3,500,000         3,819,130
       MBIA Insured, Pre-Refunded, 5.50%, 12/01/21 ............................................         3,060,000         3,168,661
    Jefferson Local School District Madison County School Construction GO, FGIC Insured,
     5.00%, 12/01/25 ..........................................................................         1,200,000         1,275,900
    Jonathan Alder Local School District GO, School Facilities Construction and Improvement,
     MBIA Insured,
       4.75%, 12/01/22 ........................................................................         1,105,000         1,144,250
       5.00%, 12/01/27 ........................................................................         6,195,000         6,490,501
       5.00%, 12/01/30 ........................................................................         3,320,000         3,468,437
    Kenston Local School District GO, School Improvement, MBIA Insured, 5.00%,
       12/01/24 ...............................................................................         2,380,000         2,512,923
       12/01/25 ...............................................................................         2,500,000         2,634,825
    Kettering City School District GO, School Improvement, FSA Insured, 5.00%,
       12/01/28 ...............................................................................         2,970,000         3,133,944
       12/01/31 ...............................................................................         2,595,000         2,730,848
    Keystone Local School District Lorain County GO, School Improvement, FSA Insured,
     5.00%, 12/01/30 ..........................................................................         6,170,000         6,497,380
    Lake County Hospital Facilities Revenue, Lake Hospital System Inc., AMBAC Insured,
     5.00%, 8/15/23 ...........................................................................         1,500,000         1,544,010
    Lake Ohio Local School District GO, MBIA Insured,
       5.30%, 12/01/21 ........................................................................         1,575,000         1,704,245
       5.375%, 12/01/25 .......................................................................         1,900,000         2,057,073
    Lakewood City School District GO, School Improvement, FSA Insured, 5.125%, 12/01/31 .......        21,900,000        23,384,820
    Lakota Local School District GO, FSA Insured, 5.00%, 12/01/29 .............................         8,365,000         8,888,231
    Lebanon City School District GO, Refunding, FSA Insured, 5.00%, 12/01/29 ..................         6,250,000         6,499,250
    Licking County Joint Vocational School District GO,
     School Facilities Construction and Improvement, MBIA Insured,
       5.00%, 12/01/21 ........................................................................         2,200,000         2,327,468
       4.75%, 12/01/23 ........................................................................         2,230,000         2,305,218
    Licking Heights Local School District GO, School Facilities Construction and Improvement,
     Series A, FGIC Insured, Pre-Refunded, 5.625%, 12/01/28 ...................................         4,000,000         4,364,720
    Logan Hocking Local School District GO, Construction and Improvement,
       MBIA Insured, Pre-Refunded, 5.00%, 12/01/22 ............................................         1,200,000         1,287,708
       MBIA Insured, Pre-Refunded, 5.00%, 12/01/29 ............................................           390,000           418,505
       Refunding, MBIA Insured, 5.00%, 12/01/29 ...............................................           610,000           633,692


                                                             Annual Report | 113

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OHIO (CONTINUED)
    London City School District GO, School Facilities Construction and Improvement, FGIC
     Insured, Pre-Refunded, 5.00%,
       12/01/22 ...............................................................................   $       700,000   $       751,163
       12/01/29 ...............................................................................         1,500,000         1,609,635
    Lorain County GO, Sewer System Improvement, MBIA Insured, 5.00%, 12/01/19 .................         1,640,000         1,740,729
    Lorain County Health Facilities Revenue, Catholic Healthcare Partners, Series A,
     AMBAC Insured, 5.50%, 9/01/29 ............................................................         6,250,000         6,617,500
    Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding, Series B,
     MBIA Insured, 5.50%, 9/01/27 .............................................................         5,000,000         5,222,850
    Lorain GO, Urban Renewal, MBIA Insured, 5.70%, 12/01/28 ...................................         1,050,000         1,141,970
    Louisville City School District GO, FGIC Insured, 5.00%, 12/01/24 .........................         3,500,000         3,659,565
    Loveland City School District GO, Series A, MBIA Insured, Pre-Refunded, 5.00%, 12/01/24 ...         4,000,000         4,249,560
    Lucas County GO, 8.00%,
       12/01/06 ...............................................................................           120,000           123,924
       12/01/08 ...............................................................................           110,000           122,044
       12/01/09 ...............................................................................           120,000           137,201
       12/01/10 ...............................................................................           220,000           259,017
    Lucas County Hospital Revenue, Promedica Healthcare Obligation Group,
       MBIA Insured, ETM, 5.75%, 11/15/14 .....................................................         4,460,000         4,620,025
       Refunding, AMBAC Insured, 5.375%, 11/15/29 .............................................           750,000           789,720
       Refunding, MBIA Insured, 5.75%, 11/15/14 ...............................................           300,000           310,233
    Mad River Local School District GO, Classroom Facilities, FGIC Insured, 5.125%, 12/01/24 ..         4,180,000         4,445,137
    Madison Local School District Butler County GO,
       MBIA Insured, 5.75%, 12/01/26 ..........................................................         1,000,000         1,083,010
       School Improvement, FGIC Insured, 5.60%, 12/01/26 ......................................         1,120,000         1,219,120
    Mahoning County Hospital Facilities Revenue, Western Reserve Care, MBIA Insured,
     ETM, 5.50%, 10/15/25 .....................................................................         4,750,000         5,479,410
    Mahoning County Sewer System Revenue, AMBAC Insured, 5.375%, 12/01/18 .....................         1,905,000         2,046,522
    Marietta Water Revenue, AMBAC Insured, Pre-Refunded, 5.95%, 12/01/21 ......................         3,875,000         3,987,491
    Marion County City School District GO, School Facilities Construction and Improvement
     Project, FSA Insured,
       5.55%, 12/01/20 ........................................................................         1,000,000         1,084,530
       5.625%, 12/01/22 .......................................................................         1,100,000         1,196,030
    Marion County GO, AMBAC Insured, 5.05%, 12/01/31 ..........................................         1,500,000         1,570,530
    Martins Ferry City School District GO, School Facilities Construction and Improvement,
     FSA Insured, 5.00%, 12/01/32 .............................................................         3,610,000         3,814,976
    Marysville Exempted Village School District COP, School Facilities Project, MBIA Insured,
     Pre-Refunded, 5.25%,
       12/01/28 ...............................................................................         2,120,000         2,354,133
       12/01/30 ...............................................................................         2,650,000         2,942,666


114 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OHIO (CONTINUED)
    Marysville Exempted Village School District GO,
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 12/01/20 ......................    $   1,000,000   $       523,360
       Capital Appreciation, Refunding, MBIA Insured, zero cpn., 12/01/21 ......................        1,000,000           497,790
       FSA Insured, 5.30%, 12/01/21 ............................................................        2,000,000         2,141,220
       FSA Insured, 5.35%, 12/01/25 ............................................................        2,010,000         2,155,343
       FSA Insured, 5.375%, 12/01/29 ...........................................................        2,465,000         2,630,426
       Refunding, MBIA Insured, 5.00%, 12/01/29 ................................................        1,000,000         1,045,900
       School Improvement, AMBAC Insured, Pre-Refunded, 6.00%, 12/01/29 ........................        2,890,000         3,224,951
    Marysville Wastewater Treatment System Revenue, first mortgage, Refunding, MBIA Insured,
     5.00%, 12/01/35 ...........................................................................        3,780,000         3,997,841
    Mason City School District GO, School Improvement,
       FSA Insured, 5.00%, 12/01/31 ............................................................        5,000,000         5,261,750
       MBIA Insured, Pre-Refunded, 5.00%, 12/01/20 .............................................        5,495,000         5,896,630
    Maumee City School District GO, School Facilities Construction and Improvement,
     FSA Insured, 5.00%, 12/01/27 ..............................................................        3,610,000         3,803,893
    Medina City School District GO, Refunding, MBIA Insured, 5.00%, 12/01/27 ...................        2,015,000         2,132,575
    Medina GO, 5.00%, 12/01/22 .................................................................        1,100,000         1,172,435
    Miami University General Receipts Revenue, Refunding, AMBAC Insured, 5.00%, 12/01/22 .......        1,675,000         1,779,771
    Middletown City School District GO, FGIC Insured, 5.00%, 12/01/31 ..........................       14,975,000        15,718,658
    Milford Exempted Village School District GO, School Improvement, FSA Insured,
       5.00%, 12/01/22 .........................................................................        2,000,000         2,096,380
       5.125%, 12/01/30 ........................................................................        7,325,000         7,674,769
    Minerva Local School District GO, Classroom Facilities, MBIA Insured, 5.30%, 12/01/29 ......        1,300,000         1,393,392
    Minster School District School Facilities and Construction GO, FSA Insured, Pre-Refunded,
       5.70%, 12/01/23 .........................................................................        3,190,000         3,518,251
       5.75%, 12/01/27 .........................................................................        3,260,000         3,602,528
    Monroe Local School District GO, AMBAC Insured, 5.00%, 12/01/23 ............................        1,000,000         1,054,310
    Morley Library District GO, Lake County District Library, Library Improvement,
     AMBAC Insured, 4.75%, 12/01/21 ............................................................        1,000,000         1,037,900
    New Albany Community Authority Community Facilities Revenue, Refunding, Series B,
     AMBAC Insured,
       5.125%, 10/01/21 ........................................................................        3,000,000         3,190,380
       5.20%, 10/01/24 .........................................................................        5,000,000         5,343,000
    New Lexington HDC Mortgage Revenue, Lincoln Park, Refunding, Series A, MBIA Insured,
     5.85%, 1/01/21 ............................................................................          865,000           882,482
    Newark City School District GO, School Improvement, Series A, FGIC Insured,
     5.00%, 12/01/33 ...........................................................................        5,535,000         5,858,521
    Nordonia Hills Local School District GO, School Improvement, AMBAC Insured,
     Pre-Refunded, 5.45%, 12/01/25 .............................................................        3,035,000         3,314,432
    Oak Hills Local School District GO, MBIA Insured, Pre-Refunded, 5.45%, 12/01/21 ............        5,000,000         5,221,650
    Ohio Capital Corp. HMR,
       Refunding, Series G, MBIA Insured, 6.35%, 7/01/22 .......................................        1,905,000         1,943,138
       Westview Apartments, Refunding, Series A, MBIA Insured, 6.125%, 1/01/15 .................        1,375,000         1,378,740
       Westview Apartments, Refunding, Series A, MBIA Insured, 6.25%, 1/01/23 ..................        2,565,000         2,595,652
    Ohio Center Local Government Capital Asset Financing Program Fractionalized Interests GO,
     FSA Insured,
       4.875%, 12/01/18 ........................................................................        1,255,000         1,332,597
       5.25%, 12/01/23 .........................................................................        1,410,000         1,532,162


                                                             Annual Report | 115

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OHIO (CONTINUED)
    Ohio HFA,
       MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32 ..............    $   2,035,000   $     2,092,306
       RMR, Series C, GNMA Secured, 5.75%, 9/01/30 .............................................        1,570,000         1,602,185
    Ohio State Air Quality Development Authority Revenue,
       Cincinnati Gas and Electric, Refunding, Series B, MBIA Insured, 5.45%, 1/01/24 ..........        3,500,000         3,504,375
       JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 .................................        6,875,000         7,135,837
       Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 ......................        9,075,000         9,483,647
    Ohio State Building Authority Revenue,
       Adult Correctional Facilities, Series A, AMBAC Insured, Pre-Refunded, 5.60%, 4/01/16 ....        2,000,000         2,066,060
       State Facilities, Administration Building Fund Project, Refunding, Series A, FSA Insured,
        5.00%, 4/01/22 .........................................................................        3,100,000         3,257,170
    Ohio State Department of Transportation COP, Panhandle Rail Line Project, FSA Insured,
     6.50%, 4/15/12 ............................................................................          890,000           892,172
    Ohio State GO, Common Schools, Series B, 4.625%, 9/15/22 ...................................        5,000,000         5,136,300
    Ohio State Higher Educational Facility Commission Revenue,
       FGIC Insured, 5.00%, 5/01/23 ............................................................        8,460,000         8,944,081
       Higher Educational Facility Oberlin College, AMBAC Insured, Pre-Refunded, 5.00%,
        10/01/26 ...............................................................................        8,000,000         8,481,760
       University of Dayton Project, XLCA Insured, 5.00%, 12/01/34 .............................        8,500,000         8,948,290
       Xavier University Higher Educational Facility, MBIA Insured, 5.375%, 5/15/22 ............        3,500,000         3,642,555
    Ohio State Higher Educational Facility Revenue,
       Case Western Reserve University Project, Series A, AMBAC Insured, 5.00%, 12/01/34 .......        4,935,000         5,170,103
       Otterbein College Project, CIFG Insured, 5.00%, 12/01/25 ................................        2,205,000         2,348,369
       Otterbein College Project, CIFG Insured, 5.00%, 12/01/35 ................................        3,225,000         3,397,699
    Ohio State Turnpike Commission Turnpike Revenue, AMBAC Insured, 5.25%, 2/15/31 .............       16,425,000        17,210,608
    Ohio State University General Receipts Athens Revenue,
       FSA Insured, Pre-Refunded, 5.00%, 12/01/24 ..............................................        3,025,000         3,187,140
       MBIA Insured, 5.00%, 12/01/24 ...........................................................        2,155,000         2,289,386
    Ohio State University General Receipts Revenue,
       Series A, 5.125%, 12/01/31 ..............................................................        2,500,000         2,667,700
       State University Ohio, Series B, MBIA Insured, 5.00%, 6/01/33 ...........................        5,255,000         5,501,565
    Ohio State Water Development Authority Pollution Control Facilities Revenue,
     Water Control Loan Fund, Water Quality Series, MBIA Insured, Pre-Refunded,
       5.125%, 6/01/19 .........................................................................        5,000,000         5,194,350
    Ohio State Water Development Authority Revenue,
       Drinking Water Fund, Leverage, Pre-Refunded, 5.00%, 6/01/23 .............................        2,255,000         2,434,024
       Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11 ...................           10,000            10,013
       Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/18 ...................          385,000           385,485
       Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 ...............................        1,580,000         1,678,703
    Olentangy Local School District GO,
       BIG Insured, 7.75%, 12/01/08 ............................................................          375,000           416,640
       BIG Insured, 7.75%, 12/01/09 ............................................................          375,000           429,454
       BIG Insured, 7.75%, 12/01/10 ............................................................          375,000           442,110
       FSA Insured, 5.00%, 12/01/25 ............................................................        1,835,000         1,921,961
       FSA Insured, 5.00%, 12/01/30 ............................................................       14,000,000        14,799,240


116 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OHIO (CONTINUED)
    Olentangy Local School District GO, (continued)
       School Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.625%,
        12/01/27 ...............................................................................    $   4,500,000   $     4,910,310
       School Facilities Construction and Improvement, Series A, FGIC Insured, 5.25%,
        12/01/32 ...............................................................................       11,200,000        12,027,792
    Ottawa and Glandorf Local School District GO,
     School Facilities Construction and Improvement, MBIA Insured, 5.25%, 12/01/23 .............        2,175,000         2,344,846
    Perrysburg Exempted Village School District GO, Series B, FSA Insured, 5.00%, 12/01/25 .....        5,000,000         5,225,750
    Pickerington Local School District GO,
       AMBAC Insured, 5.00%, 12/01/25 ..........................................................        7,000,000         7,436,730
       School Facilities Construction and Improvement, FGIC Insured, 5.00%, 12/01/28 ...........        3,000,000         3,219,270
    Plain Local School District GO, FGIC Insured,
       6.00%, 12/01/25 .........................................................................          800,000           885,728
       Pre-Refunded, 6.00%, 12/01/25 ...........................................................        3,700,000         4,124,464
    Plainesville City School District GO, School Improvement, FGIC Insured, 5.00%, 12/01/28 ....        2,515,000         2,660,820
    Princeton City School District GO, MBIA Insured, 5.00%,
       12/01/25 ................................................................................        1,700,000         1,797,070
       12/01/26 ................................................................................        2,725,000         2,875,066
       12/01/30 ................................................................................        1,830,000         1,922,122
    Ridgewood Local School District GO, School Facilities Improvement, FSA Insured, 6.00%,
     12/01/24 ..................................................................................        1,730,000         1,924,902
    Rittman Exempted Village School District GO, School Improvement, FSA Insured, 5.125%,
     12/01/31 ..................................................................................        1,000,000         1,050,840
    Riverside Local School District GO, School Facilities Construction and Improvement,
     MBIA Insured, Pre-Refunded, 5.75%, 12/01/22 ...............................................        1,000,000         1,105,070
    Rural Lorain County Water Authority Water Resource Revenue,
     AMBAC Insured, 5.875%, 10/01/24 ...........................................................        3,100,000         3,364,120
    Salem GO, AMBAC Insured, 6.50%, 12/01/06 ...................................................          400,000           409,100
    Shaker Heights GO, Urban Renewal, Refunding, AMBAC Insured,
       5.00%, 12/01/21 .........................................................................        1,225,000         1,304,980
       5.25%, 12/01/26 .........................................................................          725,000           779,303
    Sidney City School District GO, School Improvement, Refunding,
       FGIC Insured, 5.125%, 12/01/28 ..........................................................        1,425,000         1,503,347
       Series B, FGIC Insured, 5.25%, 12/01/23 .................................................        1,780,000         1,910,100
       Series B, FGIC Insured, 5.25%, 12/01/28 .................................................        1,000,000         1,065,650
    South Range Local School District GO, MBIA Insured, 6.15%, 12/01/18 ........................          340,000           340,524
    South-Western City School District of Ohio Franklin and Pickway Counties GO, FGIC Insured,
     ETM, 7.875%,
       12/01/06 ................................................................................          600,000           619,974
       12/01/07 ................................................................................          600,000           644,844
    Springboro Sewer System Revenue, Mortgage, MBIA Insured, 5.00%,
       6/01/25 .................................................................................        1,000,000         1,060,210
       6/01/27 .................................................................................        1,095,000         1,157,010
    St. Henry Local Consolidated School District GO, MBIA Insured, 5.75%, 12/01/22 .............        1,515,000         1,660,955
    Steubenville City School District GO, School Facilities and Implementation, MBIA Insured,
     5.60%, 12/01/22 ...........................................................................        1,500,000         1,627,305
    Streetsboro City School District GO, School Improvement, MBIA Insured, 5.00%, 12/01/25 .....        2,500,000         2,610,050
    Strongsville City School District COP, CIFG Insured, 5.00%, 12/01/34 .......................        2,355,000         2,475,835


                                                             Annual Report | 117

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OHIO (CONTINUED)
    Struthers City School District GO, Refunding, AMBAC Insured, 5.50%, 12/01/22 ...............    $   1,950,000   $    2,102,704
    Summit County GO, Sanitary Sewer System Improvement, FGIC Insured, Pre-Refunded, 5.25%,
     12/01/21 ..................................................................................        4,505,000        4,916,712
    Swanton Local School District GO, School Improvement, FGIC Insured, 5.25%, 12/01/25 ........        1,895,000        2,027,442
    Sycamore Community City School District COP, Blue Ash Elementary School Project,
     AMBAC Insured, 5.125%, 12/01/25 ...........................................................        1,000,000        1,056,120
    Sylvania City School District GO,
       Refunding, FGIC Insured, 5.00%, 12/01/22 ................................................        1,550,000        1,636,056
       Various Purpose, FGIC Insured, 5.30%, 12/01/20 ..........................................        2,225,000        2,406,382
    Toledo City School District GO, School Facilities Improvement,
       FSA Insured, 5.00%, 12/01/23 ............................................................        1,500,000        1,588,710
       Series B, FGIC Insured, 5.00%, 12/01/27 .................................................        5,425,000        5,723,755
    Toledo GO, Ltd. Tax,
       7.375%, 12/01/06 ........................................................................          625,000          642,363
       AMBAC Insured, Pre-Refunded, 6.00%, 12/01/16 ............................................        1,000,000        1,039,150
    Toledo Sewer System Revenue, AMBAC Insured, 5.00%,
       11/15/22 ................................................................................        1,000,000        1,062,250
       11/15/23 ................................................................................        1,000,000        1,060,890
    Toledo Waterworks Revenue, MBIA Insured, 5.00%, 11/15/30 ...................................        6,425,000        6,788,719
    Trenton Water System Revenue, Improvement, FSA Insured, 5.125%, 12/01/34 ...................        2,750,000        2,930,235
    Tri-Valley Local School District GO, FGIC Insured, 5.25%, 12/01/29 .........................        8,530,000        9,045,724
    Trotwood-Madison City School District GO, School Improvement, FGIC Insured,
     5.375%, 12/01/22 ..........................................................................        1,685,000        1,837,307
    Trumbull County GO, Refunding, MBIA Insured, 5.20%, 12/01/20 ...............................        1,475,000        1,595,581
    Twinsburg GO,
       Golf Course, Refunding, FGIC Insured, 5.00%, 12/01/21 ...................................        1,000,000        1,050,290
       Park Land and Conservation, FGIC Insured, 5.00%, 12/01/21 ...............................        1,000,000        1,050,290
    Union County GO, MBIA Insured, 5.00%, 12/01/33 .............................................        2,895,000        3,015,490
    University of Akron General Receipts Revenue, FGIC Insured,
       4.75%, 1/01/25 ..........................................................................        1,080,000        1,120,684
       5.00%, 1/01/28 ..........................................................................        1,475,000        1,552,939
       5.00%, 1/01/35 ..........................................................................        5,250,000        5,509,560
       Pre-Refunded, 5.70%, 1/01/24 ............................................................        7,050,000        7,667,791
       Pre-Refunded, 5.75%, 1/01/29 ............................................................        1,500,000        1,634,100
    University of Cincinnati COP, Jefferson Avenue Residence Hall, MBIA Insured,
     5.125%, 6/01/28 ...........................................................................        7,400,000        7,697,628
    University of Cincinnati General Receipts Revenue,
       AMBAC Insured, 5.00%, 6/01/31 ...........................................................        1,350,000        1,411,169
       Series A, AMBAC Insured, 5.00%, 6/01/23 .................................................        1,845,000        1,970,700
       Series A, AMBAC Insured, 5.00%, 6/01/24 .................................................        1,940,000        2,067,962
       Series A, AMBAC Insured, 5.00%, 6/01/25 .................................................        2,005,000        2,132,919
       Series AD, MBIA Insured, Pre-Refunded, 5.125%, 6/01/20 ..................................        1,500,000        1,531,740
       Series W, MBIA Insured, Pre-Refunded, 5.85%, 6/01/16 ....................................        1,630,000        1,655,477
    Upper Arlington County School District GO, MBIA Insured, Pre-Refunded, 5.25%, 12/01/22 .....        5,000,000        5,119,650



118 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OHIO (CONTINUED)
    Upper Scioto Valley Local School District GO, School Facilities Construction and
     Improvement, FGIC Insured, 5.25%, 12/01/25 ................................................    $   1,160,000   $     1,234,078
    Van Wert City School District GO, School Improvement, FGIC Insured, 5.00%,
       12/01/27 ................................................................................        4,805,000         5,034,198
       12/01/30 ................................................................................        2,500,000         2,611,775
    Wadsworth City School District GO, FGIC Insured, 5.75%, 12/01/22 ...........................        1,200,000         1,309,464
    Warren City School District GO, School Improvement, FGIC Insured, 5.00%, 12/01/28 ..........        3,000,000         3,165,600
    Warrensville Heights City School District GO, School Improvement, FGIC Insured,
       5.625%, 12/01/20 ........................................................................        3,500,000         3,815,105
       5.75%, 12/01/24 .........................................................................        2,750,000         3,014,935
    Waterville GO, Refunding, MBIA Insured, 5.05%, 12/01/26 ....................................        1,085,000         1,141,214
    Wausen Exempted Village School District GO, School Improvement, MBIA Insured, Pre-Refunded,
     5.50%, 12/01/17 ...........................................................................       1,800,000         1,862,388
    Wayne Local School District GO, Warren County, AMBAC Insured, Pre-Refunded, 6.10%,
     12/01/24 ..................................................................................        1,800,000         1,854,216
    West Chester Township GO, AMBAC Insured, 5.00%, 12/01/25 ...................................        1,500,000         1,566,030
    West Muskingum Local School District School Facilities GO, FGIC Insured, 5.00%,
     12/01/24 ..................................................................................        2,750,000         2,912,635
    Westfall Local School District GO, School Facilities Construction Improvement,
     FGIC Insured, Pre-Refunded, 6.00%, 12/01/22 ...............................................        2,850,000         3,126,222
    Wheelersburg Local School District GO, School Improvement, FSA Insured, 5.00%,
     12/01/32 ..................................................................................        1,400,000         1,479,492
    Wilmington Water Revenue, first mortgage, System, AMBAC Insured,
       5.25%, 6/15/29 ..........................................................................        3,320,000         3,456,817
       Pre-Refunded, 6.00%, 6/15/21 ............................................................        2,510,000         2,553,950
    Woodmore Local School District GO, Refunding, AMBAC Insured, 5.65%, 12/01/08 ...............          500,000           502,830
    Zanesville City School District GO, School Improvement, MBIA Insured,
       4.75%, 12/01/22 .........................................................................        5,500,000         5,737,050
       4.75%, 12/01/26 .........................................................................        3,250,000         3,376,457
       5.05%, 12/01/29 .........................................................................        3,500,000         3,697,260
                                                                                                                    ---------------
                                                                                                                      1,041,304,167
                                                                                                                    ---------------
    U.S. TERRITORIES 2.6%
    PUERTO RICO 2.6%
    Puerto Rico Commonwealth GO, Public Improvement, Series A, FGIC Insured,
     Pre-Refunded, 5.00%, 7/01/32 ..............................................................       10,000,000        10,779,600
    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 .................       11,000,000        11,016,390
    University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 .................        6,000,000         6,075,360
                                                                                                                    ---------------
                                                                                                                         27,871,350
                                                                                                                    ---------------
    TOTAL LONG TERM INVESTMENTS (COST $1,012,398,637) ..........................................                      1,069,175,517
                                                                                                                    ---------------


                                                             Annual Report | 119

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 0.7%
    BONDS 0.7%
    OHIO 0.6%
a   Ohio State Air Quality Development Authority Revenue, Pollution Control, Ohio
     Edison Co., Series C, Daily VRDN and Put, 2.95%, 6/01/23. .................................    $   6,770,000   $     6,770,000
                                                                                                                    ---------------
    U.S. TERRITORIES 0.1%
    PUERTO RICO 0.1%

a   Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 3.15%, 7/01/28. .............................          800,000           800,000
                                                                                                                    ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $7,570,000). ............................................                          7,570,000
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $1,019,968,637) 98.9%. .............................................                      1,076,745,517
    OTHER ASSETS, LESS LIABILITIES 1.1% ........................................................                         11,885,627
                                                                                                                    ---------------
    NET ASSETS 100.0% ..........................................................................                    $ 1,088,631,144
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 121.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


120 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

SELECTED PORTFOLIO ABBREVIATIONS

AMBAC - American Municipal Bond Assurance Corp.                 IDAR - Industrial Development Authority Revenue
BIG   - Bond Investors Insurance Co. (acquired by MBIA in       IDR  - Industrial Development Revenue
        1989 and no longer does business under this name)       ISD  - Independent School District
CDA   - Community Development Authority/Agency                  MBIA - Municipal Bond Investors Assurance Corp.
CDD   - Community Development District                          MFHR - Multi-Family Housing Revenue
CIFG  - CDC IXIS Financial Guaranty                             MFMR - Multi-Family Mortgage Revenue
COP   - Certificate of Participation                            MFR  - Multi-Family Revenue
EDA   - Economic Development Authority                          MTA  - Metropolitan Transit Authority
EDC   - Economic Development Corp.                              PBA  - Public Building Authority
ETM   - Escrow to Maturity                                      PCR  - Pollution Control Revenue
FGIC  - Financial Guaranty Insurance Co.                        PFAR - Public Finance Authority Revenue
FSA   - Financial Security Assurance Inc.                       PUD  - Public Utility District
GNMA  - Government National Mortgage Association                RDA  - Redevelopment Agency/Authority
GO    - General Obligation                                      RDAR - Redevelopment Agency Revenue
HDA   - Housing Development Authority/Agency                    RMR  - Residential Mortgage Revenue
HDC   - Housing Development Corp.                               SFHR - Single Family Housing Revenue
HFA   - Housing Finance Authority/Agency                        SFM  - Single Family Mortgage
HFAR  - Housing Finance Authority Revenue                       SFMR - Single Family Mortgage Revenue
HFC   - Housing Finance Corp.                                   USD  - Unified/Union School District
HMR   - Home Mortgage Revenue                                   XLCA - XL Capital Assurance
IDA   - Industrial Development Authority/Agency


                        Annual Report | See notes to financial statements. | 121

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2006

                                                          --------------------------------------------------------------------------
                                                              FRANKLIN                              FRANKLIN           FRANKLIN
                                                               FLORIDA           FRANKLIN         MASSACHUSETTS        MICHIGAN
                                                          INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                             INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                                          --------------------------------------------------------------------------
Assets:
   Investments in securities:
      Cost .............................................  $    163,039,789   $  1,825,706,480   $    486,696,383   $  1,306,878,452
                                                          ==========================================================================
      Value ............................................  $    172,860,738   $  1,931,268,270   $    514,956,785   $  1,387,985,658
   Cash ................................................            90,772            162,442             36,824             47,682
   Receivables:
      Capital shares sold ..............................           590,659          3,550,600          1,048,837          2,093,737
      Interest .........................................         2,350,510         22,381,877          5,642,391         19,624,713
                                                          --------------------------------------------------------------------------
            Total assets ...............................       175,892,679      1,957,363,189        521,684,837      1,409,751,790
                                                          --------------------------------------------------------------------------
Liabilities:
   Payables:
      Investment securities purchased ..................                --          9,211,355         12,685,060                 --
      Capital shares redeemed ..........................           167,661          5,057,781            717,002          2,755,330
      Affiliates .......................................            99,583          1,048,602            286,391            775,688
      Distributions to shareholders ....................           157,932          1,775,967            439,986          1,301,448
   Accrued expenses and other liabilities ..............            37,673            204,949             68,405            171,574
                                                          --------------------------------------------------------------------------
            Total liabilities ..........................           462,849         17,298,654         14,196,844          5,004,040
                                                          --------------------------------------------------------------------------
               Net assets, at value ....................  $    175,429,830   $  1,940,064,535   $    507,487,993   $  1,404,747,750
                                                          ==========================================================================
Net assets consist of:
   Paid-in capital .....................................  $    167,025,846   $  1,835,607,683   $    479,936,146   $  1,324,231,398
   Distributions in excess of net investment income ....           (52,009)        (1,189,195)          (138,222)          (544,761)
   Net unrealized appreciation (depreciation) ..........         9,820,949        105,561,790         28,260,402         81,107,206
   Accumulated net realized gain (loss) ................        (1,364,956)            84,257           (570,333)           (46,093)
                                                          --------------------------------------------------------------------------
               Net assets, at value ....................  $    175,429,830   $  1,940,064,535   $    507,487,993   $  1,404,747,750
                                                          ==========================================================================


122 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2006

                                                          --------------------------------------------------------------------------
                                                              FRANKLIN                              FRANKLIN           FRANKLIN
                                                              FLORIDA            FRANKLIN        MASSACHUSETTS         MICHIGAN
                                                          INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                            INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                                          --------------------------------------------------------------------------
CLASS A:
   Net assets, at value ................................  $    175,429,830   $  1,697,516,404   $    450,425,359   $  1,230,438,515
                                                          ==========================================================================
   Shares outstanding ..................................        16,327,012        137,821,262         37,798,170        100,284,851
                                                          ==========================================================================
   Net asset value per share a .........................  $          10.74   $          12.32   $          11.92   $          12.27
                                                          ==========================================================================
   Maximum offering price per share (net asset
    value per share / 95.75%) ..........................  $          11.22   $          12.87   $          12.45   $          12.81
                                                          ==========================================================================
CLASS B:
   Net assets, at value ................................                --   $     94,569,396                 --   $     51,285,251
                                                          ==========================================================================
   Shares outstanding ..................................                --          7,642,972                 --          4,160,203
                                                          ==========================================================================
   Net asset value and maximum offering price
    per share a ........................................                --   $          12.37                 --   $          12.33
                                                          ==========================================================================
CLASS C:
   Net assets, at value ................................                --   $    147,978,735   $     57,062,634   $    123,023,984
                                                          ==========================================================================
   Shares outstanding ..................................                --         11,911,451          4,754,062          9,932,196
                                                          ==========================================================================
   Net asset value and maximum offering price
    per share a ........................................                --   $          12.42   $          12.00   $          12.39
                                                          ==========================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                        Annual Report | See notes to financial statements. | 123

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2006

                                                                                                ------------------------------------
                                                                                                   FRANKLIN           FRANKLIN
                                                                                                   MINNESOTA            OHIO
                                                                                               INSURED TAX-FREE   INSURED TAX-FREE
                                                                                                  INCOME FUND        INCOME FUND
                                                                                               -------------------------------------
Assets:
   Investments in securities:
      Cost .................................................................................   $    569,847,115   $  1,019,968,637
                                                                                               =====================================
      Value ................................................................................   $    594,513,543   $  1,076,745,517
   Cash ....................................................................................             41,770            133,635
   Receivables:
      Capital shares sold ..................................................................          1,036,027          1,906,147
      Interest .............................................................................          5,168,696         13,281,683
                                                                                               -------------------------------------
         Total assets ......................................................................        600,760,036      1,092,066,982
                                                                                               -------------------------------------
Liabilities:
   Payables:
      Investment securities purchased ......................................................          4,825,485                 --
      Capital shares redeemed ..............................................................          1,436,353          1,693,082
      Affiliates ...........................................................................            332,178            625,710
      Distributions to shareholders ........................................................            519,015            959,378
   Accrued expenses and other liabilities ..................................................             86,786            157,668
                                                                                               -------------------------------------
         Total liabilities .................................................................          7,199,817          3,435,838
                                                                                               -------------------------------------
            Net assets, at value ...........................................................   $    593,560,219   $  1,088,631,144
                                                                                               =====================================
Net assets consist of:
Paid-in capital ............................................................................   $    570,716,398   $  1,032,250,377
Distributions in excess of net investment income ...........................................           (322,701)          (473,206)
Net unrealized appreciation (depreciation) .................................................         24,666,428         56,776,880
Accumulated net realized gain (loss) .......................................................         (1,499,906)            77,093
                                                                                               -------------------------------------
            Net assets, at value ...........................................................   $    593,560,219   $  1,088,631,144
                                                                                               =====================================


124 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2006

                                                                                                ------------------------------------
                                                                                                    FRANKLIN           FRANKLIN
                                                                                                   MINNESOTA             OHIO
                                                                                                INSURED TAX-FREE   INSURED TAX-FREE
                                                                                                  INCOME FUND        INCOME FUND
                                                                                                ------------------------------------
CLASS A:
   Net assets, at value .....................................................................   $    528,659,982   $    901,613,702
                                                                                                ====================================
   Shares outstanding .......................................................................         43,567,423         71,581,329
                                                                                                ====================================
   Net asset value per share a ..............................................................   $          12.13   $          12.60
                                                                                                ====================================
   Maximum offering price per share (net asset value per share / 95.75%) ....................   $          12.67   $          13.16
                                                                                                ====================================
CLASS B:
   Net assets, at value .....................................................................                 --   $     56,477,670
                                                                                                ====================================
   Shares outstanding .......................................................................                 --          4,467,079
                                                                                                ====================================
   Net asset value and maximum offering price per share a ...................................                 --   $          12.64
                                                                                                ====================================
CLASS C:
   Net assets, at value .....................................................................   $     64,900,237   $    130,539,772
                                                                                                ====================================
   Shares outstanding .......................................................................          5,312,482         10,280,119
                                                                                                ====================================
   Net asset value and maximum offering price per share a ...................................   $          12.22   $          12.70
                                                                                                ====================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                        Annual Report | See notes to financial statements. | 125

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended February 28, 2006

                                                         ---------------------------------------------------------------------------
                                                             FRANKLIN                              FRANKLIN           FRANKLIN
                                                             FLORIDA            FRANKLIN        MASSACHUSETTS         MICHIGAN
                                                         INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                           INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                                         ---------------------------------------------------------------------------
Investment income:
   Interest ...........................................  $      7,800,810   $     93,734,386   $     23,676,690   $     69,380,562
                                                         ---------------------------------------------------------------------------
Expenses:
   Management fees (Note 3a) ..........................           925,037          8,713,801          2,441,847          6,478,741
   Distribution fees: (Note 3c)
      Class A .........................................           158,599          1,620,526            432,055          1,210,695
      Class B .........................................                --            642,125                 --            345,097
      Class C .........................................                --            943,182            345,313            760,321
   Transfer agent fees (Note 3e) ......................            52,617            810,796            198,083            670,134
   Custodian fees .....................................             2,369             27,869              7,320             20,579
   Reports to shareholders ............................            14,338            160,615             44,721            137,550
   Registration and filing fees .......................             7,250            101,050             20,523             30,861
   Professional fees ..................................            15,820             41,501             19,976             37,874
   Trustees' fees and expenses ........................             1,513             18,270              4,718             13,474
   Other ..............................................            18,864            112,209             33,623             77,660
                                                         ---------------------------------------------------------------------------
         Total expenses ...............................         1,196,407         13,191,944          3,548,179          9,782,986
                                                         ---------------------------------------------------------------------------
            Net investment income .....................         6,604,403         80,542,442         20,128,511         59,597,576
                                                         ---------------------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..........           204,688          1,654,642            880,842            729,588
   Net change in unrealized appreciation
    (depreciation) on investments .....................          (884,008)       (16,631,099)        (3,758,067)        (9,828,625)
                                                         ---------------------------------------------------------------------------
Net realized and unrealized gain (loss) ...............          (679,320)       (14,976,457)        (2,877,225)        (9,099,037)
                                                         ---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations ...........................................  $      5,925,083   $     65,565,985   $     17,251,286   $     50,498,539
                                                         ===========================================================================


126 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2006

                                                                                --------------------------------------
                                                                                    FRANKLIN            FRANKLIN
                                                                                    MINNESOTA             OHIO
                                                                                INSURED TAX-FREE    INSURED TAX-FREE
                                                                                   INCOME FUND         INCOME FUND
                                                                                --------------------------------------
Investment income:
   Interest .................................................................   $     28,262,793    $     50,703,905
                                                                                --------------------------------------
Expenses:
   Management fees (Note 3a) ................................................          2,881,029           4,971,188
   Distribution fees: (Note 3c)
      Class A ...............................................................            520,624             868,493
      Class B ...............................................................                 --             376,157
      Class C ...............................................................            407,632             771,625
   Transfer agent fees (Note 3e) ............................................            278,904             516,876
   Custodian fees ...........................................................              8,783              15,664
   Reports to shareholders ..................................................             66,309             110,183
   Registration and filing fees .............................................             18,927              25,357
   Professional fees ........................................................             20,029              39,530
   Trustees' fees and expenses ..............................................              5,704              10,151
   Other ....................................................................             50,279              96,633
                                                                                --------------------------------------
         Total expenses .....................................................          4,258,220           7,801,857
                                                                                --------------------------------------
            Net investment income ...........................................         24,004,573          42,902,048
                                                                                --------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ................................            493,089             117,597
   Net change in unrealized appreciation (depreciation) on investments ......         (4,972,494)         (3,263,484)
                                                                                --------------------------------------
Net realized and unrealized gain (loss) .....................................         (4,479,405)         (3,145,887)
                                                                                --------------------------------------
Net increase (decrease) in net assets resulting from operations .............   $     19,525,168    $     39,756,161
                                                                                ======================================


                        Annual Report | See notes to financial statements. | 127

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                              ----------------------------------------------------------------------
                                                                     FRANKLIN FLORIDA                        FRANKLIN
                                                               INSURED TAX-FREE INCOME FUND        INSURED TAX-FREE INCOME FUND
                                                              ----------------------------------------------------------------------
                                                                  YEAR ENDED FEBRUARY 28,             YEAR ENDED FEBRUARY 28,
                                                                   2006             2005              2006               2005
                                                              ----------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................   $   6,604,403    $   6,284,810    $    80,542,442    $    81,500,651
      Net realized gain (loss) from investments ...........         204,688         (339,878)         1,654,642         (1,744,139)
      Net change in unrealized appreciation
         (depreciation) on investments ....................        (884,008)      (2,384,200)       (16,631,099)       (30,959,571)
                                                              ----------------------------------------------------------------------
            Net increase (decrease) in net assets resulting
               from operations ............................       5,925,083        3,560,732         65,565,985         48,796,941
                                                              ----------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................      (6,689,864)      (6,332,933)       (70,425,094)       (72,396,826)
         Class B ..........................................              --               --         (3,725,214)        (4,047,814)
         Class C ..........................................              --               --         (5,422,518)        (5,426,709)
      Net realized gains:
         Class A ..........................................              --               --                 --         (1,245,975)
         Class B ..........................................              --               --                 --            (79,483)
         Class C ..........................................              --               --                 --           (105,636)
                                                              ----------------------------------------------------------------------
   Total distributions to shareholders ....................      (6,689,864)      (6,332,933)       (79,572,826)       (83,302,443)
                                                              ----------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A ..........................................      26,297,572       (3,364,124)       107,493,780        (64,940,511)
         Class B ..........................................              --               --         (8,062,143)        (3,238,406)
         Class C ..........................................              --               --         11,058,746        (12,004,260)
                                                              ----------------------------------------------------------------------
   Total capital share transactions .......................      26,297,572       (3,364,124)       110,490,383        (80,183,177)
                                                              ----------------------------------------------------------------------
   Redemption fees ........................................              --              781              1,914              2,579
                                                              ----------------------------------------------------------------------
            Net increase (decrease) in net assets .........      25,532,791       (6,135,544)        96,485,456       (114,686,100)
Net assets:
   Beginning of year ......................................     149,897,039      156,032,583      1,843,579,079      1,958,265,179
                                                              ----------------------------------------------------------------------
   End of year ............................................   $ 175,429,830    $ 149,897,039    $ 1,940,064,535    $ 1,843,579,079
                                                              ======================================================================
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
      End of year .........................................   $     (52,009)   $      36,038    $    (1,189,195)   $    (2,123,530)
                                                              =====================================================================


128 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                              ----------------------------------------------------------------------
                                                                  FRANKLIN MASSACHUSETTS                FRANKLIN MICHIGAN
                                                               INSURED TAX-FREE INCOME FUND         INSURED TAX-FREE INCOME FUND
                                                              ----------------------------------------------------------------------
                                                                  YEAR ENDED FEBRUARY 28,              YEAR ENDED FEBRUARY 28,
                                                                   2006             2005              2006                2005
                                                              ----------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
      Net investment income ...............................   $  20,128,511    $  19,832,700    $    59,597,576    $    59,641,952
      Net realized gain (loss) from investments ...........         880,842         (517,347)           729,588           (353,421)
      Net change in unrealized appreciation
         (depreciation) on investments ....................      (3,758,067)      (5,080,148)        (9,828,625)       (26,355,380)
                                                              ----------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations ..................      17,251,286       14,235,205         50,498,539         32,933,151
                                                              ----------------------------------------------------------------------
  Distributions to shareholders from:
      Net investment income:
         Class A ..........................................     (17,950,593)     (18,103,815)       (52,761,670)       (53,389,112)
         Class B ..........................................              --               --         (2,021,778)        (2,176,488)
         Class C ..........................................      (1,901,135)      (1,821,278)        (4,405,037)        (4,224,515)
                                                              ----------------------------------------------------------------------
   Total distributions to shareholders ....................     (19,851,728)     (19,925,093)       (59,188,485)       (59,790,115)
                                                              ----------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A ..........................................      29,907,208       (4,479,618)        38,941,085        (26,380,519)
         Class B ..........................................              --               --         (3,249,398)        (2,692,186)
         Class C ..........................................       7,065,507        2,547,769         15,443,737         (5,975,278)
                                                              ----------------------------------------------------------------------
   Total capital share transactions .......................      36,972,715       (1,931,849)        51,135,424        (35,047,983)
                                                              ----------------------------------------------------------------------
   Redemption fees ........................................           1,813              203                835                  2
                                                              ----------------------------------------------------------------------
            Net increase (decrease) in net assets .........      34,374,086       (7,621,534)        42,446,313        (61,904,945)
Net assets:
   Beginning of year ......................................     473,113,907      480,735,441      1,362,301,437      1,424,206,382
                                                              ----------------------------------------------------------------------
   End of year ............................................   $ 507,487,993    $ 473,113,907    $ 1,404,747,750    $ 1,362,301,437
                                                              ======================================================================
Distributions in excess of net investment income
   included in net assets:
      End of year .........................................   $    (138,222)   $    (390,982)   $      (544,761)   $      (954,175)
                                                              ======================================================================


                        Annual Report | See notes to financial statements. | 129

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                              ----------------------------------------------------------------------
                                                                     FRANKLIN MINNESOTA                    FRANKLIN OHIO
                                                               INSURED TAX-FREE INCOME FUND         INSURED TAX-FREE INCOME FUND
                                                              ----------------------------------------------------------------------
                                                                  YEAR ENDED FEBRUARY 28,              YEAR ENDED FEBRUARY 28,
                                                                   2006            2005               2006               2005
                                                              ----------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
      Net investment income ...............................   $  24,004,573    $  24,487,975    $    42,902,048    $    42,413,560
      Net realized gain (loss) from investments ...........         493,089           52,083            117,597           (113,437)
      Net change in unrealized appreciation
         (depreciation) on investments ....................      (4,972,494)      (8,360,413)        (3,263,484)       (13,458,617)
                                                              ----------------------------------------------------------------------
            Net increase (decrease) in net assets
               resulting from operations ..................      19,525,168       16,179,645         39,756,161         28,841,506
                                                              ----------------------------------------------------------------------
  Distributions to shareholders from:
      Net investment income:
         Class A ..........................................     (21,680,983)     (22,202,470)       (36,680,704)       (36,025,856)
         Class B ..........................................              --               --         (2,133,888)        (2,254,795)
         Class C ..........................................      (2,252,502)      (2,171,556)        (4,316,858)        (3,920,235)
      Net realized gains:
         Class A ..........................................              --               --                 --           (809,574)
         Class B ..........................................              --               --                 --            (58,638)
         Class C ..........................................              --               --                 --           (101,588)
                                                              ----------------------------------------------------------------------
  Total distributions to shareholders .....................     (23,933,485)     (24,374,026)       (43,131,450)       (43,170,686)
                                                              ----------------------------------------------------------------------
  Capital share transactions: (Note 2)
         Class A ..........................................      16,818,991       (5,481,151)        54,475,327          9,725,629
         Class B ..........................................              --               --         (3,587,223)           209,784
         Class C ..........................................       5,683,255        1,139,233         22,263,643          2,131,419
                                                              ----------------------------------------------------------------------
  Total capital share transactions ........................      22,502,246       (4,341,918)        73,151,747         12,066,832
                                                              ----------------------------------------------------------------------
  Redemption fees .........................................           4,158               29              3,307                786
                                                              ----------------------------------------------------------------------
            Net increase (decrease) in net assets .........      18,098,087      (12,536,270)        69,779,765         (2,261,562)
Net assets:
   Beginning of year ......................................     575,462,132      587,998,402      1,018,851,379      1,021,112,941
                                                              ----------------------------------------------------------------------
   End of year ............................................   $ 593,560,219    $ 575,462,132    $ 1,088,631,144    $ 1,018,851,379
                                                              ======================================================================
Distributions in excess of net investment income
   included in net assets:
      End of year .........................................   $    (322,701)   $    (347,994)   $      (473,206)   $      (187,825)
                                                              ======================================================================


130 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-five separate series. All funds included in this report (the Funds) are diversified except the Franklin Florida Insured Tax-Free Income Fund. The financial statements of the remaining funds in the series are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

----------------------------------------------------------------------------------------
CLASS A                   CLASS A & CLASS C               CLASS A, CLASS B & CLASS C
----------------------------------------------------------------------------------------
Franklin Florida Insured  Franklin Massachusetts Insured  Franklin Insured Tax-Free
 Tax-Free Income Fund      Tax-Free Income Fund            Income Fund

                          Franklin Minnesota Insured      Franklin Michigan Insured
                           Tax-Free Income Fund            Tax-Free Income Fund

                                                          Franklin Ohio Insured Tax-Free
                                                           Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                                                             Annual Report | 131

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government.


132 | Annual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INSURANCE (CONTINUED)

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2006, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                              -----------------------------------------------------------
                                                  FRANKLIN FLORIDA                    FRANKLIN
                                                  INSURED TAX-FREE                INSURED TAX-FREE
                                                     INCOME FUND                    INCOME FUND
                                              -----------------------------------------------------------
                                                SHARES         AMOUNT         SHARES          AMOUNT
                                              -----------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2006
   Shares sold ............................    4,289,179   $  46,134,494    20,512,515   $  253,115,608
   Shares issued in reinvestment of
      distributions .......................      322,442       3,471,518     3,156,478       39,007,144
   Shares redeemed ........................   (2,167,173)    (23,308,440)  (14,956,509)    (184,628,972)
                                              -----------------------------------------------------------
   Net increase (decrease) ................    2,444,448   $  26,297,572     8,712,484   $  107,493,780
                                              ===========================================================
Year ended February 28, 2005
   Shares sold ............................    2,380,834   $  25,579,437    11,148,598   $  137,509,729
   Shares issued in reinvestment of
      distributions .......................      294,932       3,152,785     3,209,861       39,471,052
   Shares redeemed ........................   (3,018,767)    (32,096,346)  (19,724,306)    (241,921,292)
                                              -----------------------------------------------------------
   Net increase (decrease) ................     (343,001)  $  (3,364,124)   (5,365,847)  $  (64,940,511)
                                              ===========================================================


                                                             Annual Report | 133

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                            -----------------------------
                                                                                      FRANKLIN
                                                                                  INSURED TAX-FREE
                                                                                    INCOME FUND
                                                                            -----------------------------
                                                                              SHARES          AMOUNT
                                                                            -----------------------------
CLASS B SHARES:
Year ended February 28, 2006
   Shares sold ......................................................           53,765   $      668,671
   Shares issued in reinvestment of distributions ...................          186,436        2,315,200
   Shares redeemed ..................................................         (890,647)     (11,046,014)
                                                                            -----------------------------
   Net increase (decrease) ..........................................         (650,446)  $   (8,062,143)
                                                                            =============================
Year ended February 28, 2005
   Shares sold ......................................................          747,122   $    9,253,319
   Shares issued in reinvestment of distributions ...................          210,067        2,594,689
   Shares redeemed ..................................................       (1,227,949)     (15,086,414)
                                                                            -----------------------------
   Net increase (decrease) ..........................................         (270,760)  $   (3,238,406)
                                                                            =============================
CLASS C SHARES:
Year ended February 28, 2006
   Shares sold ......................................................        2,717,167   $   33,908,544
   Shares issued in reinvestment of distributions ...................          275,874        3,438,742
   Shares redeemed ..................................................       (2,112,496)     (26,288,540)
                                                                            -----------------------------
   Net increase (decrease) ..........................................          880,545   $   11,058,746
                                                                            =============================
Year ended February 28, 2005
   Shares sold ......................................................        1,885,614   $   23,457,384
   Shares issued in reinvestment of distributions ...................          276,246        3,424,479
   Shares redeemed ..................................................       (3,147,827)     (38,886,123)
                                                                            -----------------------------
   Net increase (decrease) ..........................................         (985,967)  $  (12,004,260)
                                                                            =============================

                                              ------------------------------------------------------------
                                                FRANKLIN MASSACHUSETTS          FRANKLIN MICHIGAN
                                                   INSURED TAX-FREE              INSURED TAX-FREE
                                                     INCOME FUND                   INCOME FUND
                                              ------------------------------------------------------------
                                                SHARES         AMOUNT         SHARES         AMOUNT
                                              ------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2006
   Shares sold ............................    5,805,602   $  69,386,820    11,262,333   $   138,528,236
   Shares issued in reinvestment of
      distributions .......................      836,209      10,004,961     2,594,482        31,915,705
   Shares redeemed ........................   (4,138,640)    (49,484,573)  (10,694,374)     (131,502,856)
                                              ------------------------------------------------------------
   Net increase (decrease) ................    2,503,171   $  29,907,208     3,162,441   $    38,941,085
                                              ============================================================
Year ended February 28, 2005
   Shares sold ............................    3,927,574   $  46,781,013     7,053,997   $    86,726,673
   Shares issued in reinvestment of
      distributions .......................      835,408       9,909,870     2,530,107        31,030,243
   Shares redeemed ........................   (5,178,256)    (61,170,501)  (11,772,740)     (144,137,435)
                                              ------------------------------------------------------------
   Net increase (decrease) ................     (415,274)  $  (4,479,618)   (2,188,636)  $   (26,380,519)
                                              ============================================================


134 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                               ----------------------------------------------------------
                                                FRANKLIN MASSACHUSETTS             FRANKLIN MICHIGAN
                                                   INSURED TAX-FREE                INSURED TAX-FREE
                                                     INCOME FUND                      INCOME FUND
                                               ----------------------------------------------------------
                                                 SHARES        AMOUNT         SHARES          AMOUNT
                                               ----------------------------------------------------------
CLASS B SHARES:
Year ended February 28, 2006
   Shares sold ............................                                     17,120   $      211,398
   Shares issued in reinvestment of
      distributions .......................                                    114,392        1,414,147
   Shares redeemed ........................                                   (394,952)      (4,874,943)
                                                                            -----------------------------
   Net increase (decrease) ................                                   (263,440)  $   (3,249,398)
                                                                            =============================
Year ended February 28, 2005
   Shares sold ............................                                    367,779   $    4,542,198
   Shares issued in reinvestment of
      distributions .......................                                    119,946        1,477,790
   Shares redeemed ........................                                   (710,224)      (8,712,174)
                                                                            -----------------------------
   Net increase (decrease) ................                                   (222,499)  $   (2,692,186)
                                                                            =============================
CLASS C SHARES:
Year ended February 28, 2006
   Shares sold ............................    1,208,959   $  14,548,081     2,252,824   $   27,999,225
   Shares issued in reinvestment of
      distributions .......................      106,140       1,278,950       247,225        3,069,179
   Shares redeemed ........................     (728,129)     (8,761,524)   (1,260,740)     (15,624,667)
                                               ----------------------------------------------------------
   Net increase (decrease) ................      586,970   $   7,065,507     1,239,309   $   15,443,737
                                               ==========================================================
Year ended February 28, 2005
   Shares sold ............................      785,330   $   9,417,191       981,143   $   12,188,612
   Shares issued in reinvestment of
      distributions .......................      105,457       1,259,725       231,136        2,860,326
   Shares redeemed ........................     (635,411)     (8,129,147)   (1,706,201)     (21,024,216)
                                               ----------------------------------------------------------
   Net increase (decrease) ................      255,376   $   2,547,769      (493,922)  $   (5,975,278)
                                               ==========================================================

                                              -----------------------------------------------------------
                                                  FRANKLIN MINNESOTA                 FRANKLIN OHIO
                                                   INSURED TAX-FREE               INSURED TAX-FREE
                                                      INCOME FUND                    INCOME FUND
                                              -----------------------------------------------------------
                                                SHARES         AMOUNT         SHARES          AMOUNT
                                              -----------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2006
   Shares sold ............................    5,310,970   $  64,513,653    10,320,636   $  129,957,945
   Shares issued in reinvestment of
      distributions .......................    1,113,423      13,532,164     1,724,832       21,727,747
   Shares redeemed ........................   (5,047,390)    (61,226,826)   (7,726,005)     (97,210,365)
                                              -----------------------------------------------------------
   Net increase (decrease) ................    1,377,003   $  16,818,991     4,319,463   $   54,475,327
                                              ===========================================================
Year ended February 28, 2005
   Shares sold ............................    4,097,554   $  49,873,484     6,856,234   $   85,984,051
   Shares issued in reinvestment of
      distributions .......................    1,098,992      13,334,214     1,662,857       20,779,704
   Shares redeemed ........................   (5,664,499)    (68,688,849)   (7,794,493)     (97,038,126)
                                              -----------------------------------------------------------
   Net increase (decrease) ................     (467,953)  $  (5,481,151)      724,598   $    9,725,629
                                              ===========================================================


                                                             Annual Report | 135

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                              -----------------------------------------------------------
                                                  FRANKLIN MINNESOTA               FRANKLIN OHIO
                                                   INSURED TAX-FREE              INSURED TAX-FREE
                                                      INCOME FUND                   INCOME FUND
                                              -----------------------------------------------------------
                                                SHARES         AMOUNT         SHARES          AMOUNT
                                              -----------------------------------------------------------
CLASS B SHARES:
Year ended February 28, 2006
   Shares sold ............................                                     27,730   $      349,828
   Shares issued in reinvestment of
      distributions .......................                                    118,721        1,501,501
   Shares redeemed ........................                                   (430,321)      (5,438,552)
                                                                            -----------------------------
   Net increase (decrease) ................                                   (283,870)  $   (3,587,223)
                                                                            =============================
Year ended February 28, 2005
   Shares sold ............................                                    458,234   $    5,764,506
   Shares issued in reinvestment of
      distributions .......................                                    127,714        1,601,135
   Shares redeemed ........................                                   (571,229)      (7,155,857)
                                                                            -----------------------------
   Net increase (decrease) ................                                     14,719   $      209,784
                                                                            =============================

CLASS C SHARES:
Year ended February 28, 2006
   Shares sold ............................    1,140,353   $  13,958,714     2,754,832   $   34,968,344
   Shares issued in reinvestment of
      distributions .......................      116,443       1,424,517       217,176        2,757,630
   Shares redeemed ........................     (794,372)     (9,699,976)   (1,220,740)     (15,462,331)
                                               ----------------------------------------------------------
   Net increase (decrease) ................      462,424   $   5,683,255     1,751,268   $   22,263,643
                                               ==========================================================
Year ended February 28, 2005
   Shares sold ............................      941,110   $  11,513,641     1,580,359   $   20,016,992
   Shares issued in reinvestment of
      distributions .......................      111,381       1,360,109       199,122        2,506,802
   Shares redeemed ........................     (965,764)    (11,734,517)   (1,625,627)     (20,392,375)
                                               ----------------------------------------------------------
   Net increase (decrease) ................       86,727   $   1,139,233       153,854   $    2,131,419
                                               ==========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                      AFFILIATION
------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                              Investment manager
Franklin Templeton Services, LLC (FT Services)                                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)                   Transfer agent


136 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

Effective May 1, 2005, the Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.625%            Up to and including $100 million
      0.500%            Over $100 million, up to and including $250 million
      0.450%            Over $250 million, up to and including $10 billion
      0.440%            Over $10 billion, up to and including $12.5 billion
      0.420%            Over $12.5 billion, up to and including $15 billion
      0.400%            Over $15 billion, up to and including $17.5 billion
      0.380%            Over $17.5 billion, up to and including $20 billion
      0.360%            In excess of $20 billion

Prior to May 1, 2005, the annualized fee rate of 0.450% was applicable to net assets in excess of $250 million.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of its average daily net assets as follows:

                         -------------------------------------------------------
                              FRANKLIN                              FRANKLIN
                              FLORIDA            FRANKLIN        MASSACHUSETTS
                          INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                             INCOME FUND        INCOME FUND        INCOME FUND
                         -------------------------------------------------------
Class A ..............         0.15%               0.10%             0.10%

                         -------------------------------------------------------
                              FRANKLIN           FRANKLIN           FRANKLIN
                              MICHIGAN           MINNESOTA            OHIO
                          INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                             INCOME FUND        INCOME FUND        INCOME FUND
                         -------------------------------------------------------
Class A ..............         0.10%               0.10%             0.10%

For the Franklin Florida Insured Tax-Free Income Fund, Distributors has set the current rate at 0.10% per year.

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                                                             Annual Report | 137

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                         -------------------------------------------------------
                                                 FRANKLIN           FRANKLIN
                              FRANKLIN         MASSACHUSETTS        MICHIGAN
                          INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                             INCOME FUND        INCOME FUND       INCOME FUND
                         -------------------------------------------------------
Class B ..............          0.65%                --               0.65%
Class C ..............          0.65%              0.65%              0.65%

                         ------------------------------------
                              FRANKLIN           FRANKLIN
                              MINNESOTA            OHIO
                          INSURED TAX-FREE   INSURED TAX-FREE
                             INCOME FUND        INCOME FUND
                         ------------------------------------
Class B ..............            --                0.65%
Class C ..............          0.65%               0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                         -------------------------------------------------------
                              FRANKLIN                              FRANKLIN
                               FLORIDA           FRANKLIN        MASSACHUSETTS
                          INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                             INCOME FUND        INCOME FUND       INCOME FUND
                         -------------------------------------------------------
Net sales charges
   received a ........         $99,941           $506,619           $131,475
Contingent deferred
   sales charges
   retained ..........         $    18           $220,682           $ 29,245

                         -------------------------------------------------------
                              FRANKLIN           FRANKLIN           FRANKLIN
                              MICHIGAN           MINNESOTA            OHIO
                          INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                             INCOME FUND        INCOME FUND       INCOME FUND
                         -------------------------------------------------------
Net sales charges
   received a ........        $397,919           $134,141           $407,127
Contingent deferred
   sales charges
   retained ..........        $ 87,114           $  7,891           $114,246

a     Net of commissions paid to unaffiliated broker/dealers.


138 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                         -------------------------------------------------------
                              FRANKLIN                              FRANKLIN
                              FLORIDA            FRANKLIN        MASSACHUSETTS
                          INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                             INCOME FUND        INCOME FUND        INCOME FUND
                         -------------------------------------------------------
Transfer agent fees ..         $32,723            $559,130           $132,853

                         -------------------------------------------------------
                              FRANKLIN           FRANKLIN           FRANKLIN
                              MICHIGAN           MINNESOTA            OHIO
                          INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                            INCOME FUND         INCOME FUND       INCOME FUND
                         -------------------------------------------------------
Transfer agent fees ..         $480,096           $197,274           $352,369

4. INCOME TAXES

At February 28, 2006, the Funds had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended February 28, 2006, the Funds utilized capital loss carryforwards as follows:

             -------------------------------------------------------------------
                 FRANKLIN                               FRANKLIN
                 FLORIDA             FRANKLIN         MASSACHUSETTS
             INSURED TAX-FREE    INSURED TAX-FREE    INSURED TAX-FREE
               INCOME FUND         INCOME FUND         INCOME FUND
             -------------------------------------------------------------------
                 $431,014           $1,605,666           $962,754
             -------------------------------------------------------------------

                 FRANKLIN            FRANKLIN            FRANKLIN
                 MICHIGAN           MINNESOTA              OHIO
             INSURED TAX-FREE    INSURED TAX-FREE    INSURED TAX-FREE
               INCOME FUND         INCOME FUND         INCOME FUND
             -------------------------------------------------------------------
                 $729,265           $  688,523          $  64,406
             -------------------------------------------------------------------

At February 28, 2006, the capital loss carryforwards were as follows:

                         -------------------------------------------------------
                              FRANKLIN           FRANKLIN           FRANKLIN
                               FLORIDA        MASSACHUSETTS         MICHIGAN
                          INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                             INCOME FUND       INCOME FUND         INCOME FUND
                         -------------------------------------------------------
Capital loss
   carryforwards
   expiring in:
   2009 ..............       $  544,925          $     --            $    --
   2010 ..............          256,409                --                 --
   2012 ..............               --             1,364                 --
   2013 ..............          339,883           450,213             46,093
                         -------------------------------------------------------
                             $1,141,217          $451,577            $46,093
                         =======================================================


                                                             Annual Report | 139

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                             ----------------
                                                 FRANKLIN
                                                MINNESOTA
                                             INSURED TAX-FREE
                                               INCOME FUND
                                             ----------------
Capital loss carryforwards expiring in:
   2009 ...................................    $   561,506
   2010 ...................................        788,761
                                               -----------
                                               $ 1,350,267
                                               ===========

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2006, the Franklin Florida Insured Tax-Free Income Fund, the Massachusetts Insured Tax-Free Income Fund and the Franklin Minnesota Insured Tax-Free Income Fund deferred realized capital losses of $223,740, $118,756 and $149,640, respectively.

The tax character of distributions paid during the years ended February 28, 2006 and 2005, was as follows:

                                          ------------------------------------------------------------
                                                FRANKLIN FLORIDA                   FRANKLIN
                                          INSURED TAX-FREE INCOME FUND   INSURED TAX-FREE INCOME FUND
                                          ------------------------------------------------------------
                                               2006           2005            2006           2005
                                          ------------------------------------------------------------
Distributions paid from:
   Tax exempt income ..................   $   6,689,864   $  6,332,933   $  79,572,826   $ 81,871,349
   Long term capital gain .............              --             --              --      1,431,094
                                          ------------------------------------------------------------
                                          $   6,689,864   $  6,332,933   $  79,572,826   $ 83,302,443
                                          ============================================================

                                          ------------------------------------------------------------
                                             FRANKLIN MASSACHUSETTS           FRANKLIN MICHIGAN
                                          INSURED TAX-FREE INCOME FUND   INSURED TAX-FREE INCOME FUND
                                          ------------------------------------------------------------
                                               2006           2005            2006           2005
                                          ------------------------------------------------------------
Distributions paid from - tax exempt
   income .............................   $  19,851,728   $ 19,925,093   $  59,188,485   $ 59,790,115
                                          ============================================================

                                          ------------------------------------------------------------
                                               FRANKLIN MINNESOTA               FRANKLIN OHIO
                                          INSURED TAX-FREE INCOME FUND   INSURED TAX-FREE INCOME FUND
                                          ------------------------------------------------------------
                                               2006           2005            2006           2005
                                          ------------------------------------------------------------
Distributions paid from:
   Tax exempt income ..................   $  23,933,485   $ 24,374,026   $  43,131,450   $ 42,200,886
   Long term capital gain .............              --             --              --        969,800
                                          ------------------------------------------------------------
                                          $  23,933,485   $ 24,374,026   $  43,131,450   $ 43,170,686
                                          ============================================================


140 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At February 28, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income and undistributed long term capital gains for income tax purposes were as follows:

                                               -------------------------------------------------------
                                                   FRANKLIN                              FRANKLIN
                                                    FLORIDA           FRANKLIN         MASSACHUSETTS
                                               INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                  INCOME FUND        INCOME FUND        INCOME FUND
                                               -------------------------------------------------------
Cost of investments ....................       $    163,038,926   $  1,825,602,335   $   486,566,095
                                               =======================================================

Unrealized appreciation ................       $      9,828,175   $    105,868,946   $    28,510,319
Unrealized depreciation ................                 (6,363)          (203,011)         (119,629)
                                               -------------------------------------------------------
Net unrealized appreciation
   (depreciation) ......................       $      9,821,812   $    105,665,935   $    28,390,690
                                               =======================================================

Undistributed tax exempt income ........       $        105,060   $        482,628   $       171,477
Undistributed long term capital gains ..                     --             84,257                --
                                               -------------------------------------------------------
Distributable earnings .................       $        105,060   $        566,885   $       171,477
                                               =======================================================

                                               ------------------------------------------------------
                                                   FRANKLIN           FRANKLIN           FRANKLIN
                                                   MICHIGAN           MINNESOTA            OHIO
                                               INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                  INCOME FUND        INCOME FUND        INCOME FUND
                                               ------------------------------------------------------
Cost of investments ....................       $  1,306,731,334   $    569,776,686   $ 1,019,908,565
                                               ======================================================

Unrealized appreciation ................       $     81,254,324   $     24,899,565   $    56,836,952
Unrealized depreciation ................                     --           (162,708)               --
                                               ------------------------------------------------------
Net unrealized appreciation
   (depreciation) ......................       $     81,254,324   $     24,736,857   $    56,836,952
                                               ======================================================

Undistributed tax exempt income ........       $        609,568   $        125,887   $       426,100
Undistributed long term capital gains ..                     --                 --            77,093
                                               ------------------------------------------------------
Distributable earnings .................       $        609,568   $        125,887   $       503,193
                                               ======================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.


                                                             Annual Report | 141

Franklin Tax-Free Trust

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2006, were as follows:

                                               ------------------------------------------------------
                                                   FRANKLIN                              FRANKLIN
                                                   FLORIDA            FRANKLIN        MASSACHUSETTS
                                               INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                 INCOME FUND         INCOME FUND       INCOME FUND
                                               ------------------------------------------------------
Purchases ..............................       $     47,349,609   $    187,112,686   $    136,880,605
Sales ..................................       $     24,806,069   $     91,574,546   $     85,123,045


                                               ------------------------------------------------------
                                                   FRANKLIN           FRANKLIN           FRANKLIN
                                                   MICHIGAN           MINNESOTA            OHIO
                                               INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE
                                                 INCOME FUND         INCOME FUND       INCOME FUND
                                               ------------------------------------------------------
Purchases ..............................       $    137,046,038   $     85,793,702   $    243,300,969
Sales ..................................       $     89,623,724   $     75,751,813   $    170,856,755

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state, except for the Franklin Insured Tax-Free Income Fund. Such concentration may subject the funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


142 | Annual Report

Franklin Tax-Free Trust

7. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Trust did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


                                                             Annual Report | 143

Franklin Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Florida Insured Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund and Franklin Ohio Insured Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the "Funds") at February 28, 2006, the results of each of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 12, 2006


144 | Annual Report

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code (Code), the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2006. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2007, shareholders will be notified of amounts for use in preparing their 2006 income tax returns.

Under Section 852(b)(3)(C) of the Code, the funds designate the maximum amount allowable but no less than the following amounts as capital gain dividends for the fiscal year ended February 28, 2006:

                    --------------------------------------
                                              FRANKLIN
                        FRANKLIN                OHIO
                    INSURED TAX-FREE      INSURED TAX-FREE
                      INCOME FUND            INCOME FUND
                    --------------------------------------
                        $84,257                $77,093


                                                             Annual Report | 145

Franklin Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Trustee         Since 1984         140                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                           company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)       Trustee         Since 1989         141                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee         Since 1998         136                        Director, Amerada Hess Corporation
One Franklin Parkway                                                                           (exploration and refining of oil and
San Mateo, CA 94403-1906                                                                       gas), H.J. Heinz Company (processed
                                                                                               foods and allied products), RTI
                                                                                               International Metals, Inc.
                                                                                               (manufacture and distribution of
                                                                                               titanium), Canadian National Railway
                                                                                               (railroad), and White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States
and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury
Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee         Since 1984         114                        Director, Center for Creative Land
One Franklin Parkway                                                                           Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


146 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)         Trustee         Since 1992         140                        Director, Martek Biosciences
One Franklin Parkway                                                                           Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                       (biotechnology), and Overstock.com
                                                                                               (Internet services); and FORMERLY,
                                                                                               Director, MCI Communication
                                                                                               Corporation (subsequently known as
                                                                                               MCI WorldCom, Inc. and WorldCom,
                                                                                               Inc.) (communications services)
                                                                                               (1988-2002), White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company) (1987-2004) and Spacehab,
                                                                                               Inc. (aerospace services)
                                                                                               (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee         Since June 2005    103                        Director, White Mountains Insurance
One Franklin Parkway                                                                           Group, Ltd. (holding company),
San Mateo, CA 94403-1906                                                                       Amerada Hess Corporation (exploration
                                                                                               and refining of oil and gas) and
                                                                                               Sentient Jet (private jet service);
                                                                                               and FORMERLY, Director, Becton
                                                                                               Dickinson and Company (medical
                                                                                               technology), Cooper Industries, Inc.
                                                                                               (electrical products and tools and
                                                                                               hardware), Health Net, Inc.
                                                                                               (formerly, Foundation Health)
                                                                                               (integrated managed care), The Hertz
                                                                                               Corporation, Pacific Southwest
                                                                                               Airlines, The RCA Corporation, Unicom
                                                                                               (formerly, Commonwealth Edison) and
                                                                                               UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 147

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and     Since 1984         140                        None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee,        Trustee since      123                        None
One Franklin Parkway             President and   1984, President
San Mateo, CA 94403-1906         Chief           since 1993 and
                                 Executive       Chief Executive
                                 Officer -       Officer -
                                 Investment      Investment
                                 Management      Management
                                                 since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (1959)            Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)           Vice President  Since 1986         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (1965)     Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


148 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Chief Compliance   Not Applicable             Not Applicable
One Franklin Parkway             Compliance      Officer since
San Mateo, CA 94403-1906         Officer and     2004 and Vice
                                 Vice President  President - AML
                                 - AML           Compliance since
                                 Compliance      March 2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer       Since 2004         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)            Secretary       Since October      Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 33 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 149

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since October      Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief           Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------


150 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (1961)              Vice President  Since 2000         Not Applicable             None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments trust complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                             Annual Report | 151

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the


152 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for each Fund showed its investment performance or that of its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2005, and for additional periods ended that date up to ten years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed that the income return for each Fund was either in the highest quintile or second-highest quintile of its performance universe during the one-year period, as well as during each of the previous year periods shown on an annualized basis. The Lipper reports showed the total return for each Fund to be either in the highest quintile or second-highest quintile of its performance universe for the one-year period with varying results for prior periods, depending on the particular Fund. The Board expressed satisfaction with such performance, noting that the investment objective of each of the Funds is to obtain a high level of tax-exempt income.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratios of each Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of services covered under a Fund's investment management agreement was similar


                                                             Annual Report | 153

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the investment management fee charged each Fund in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes an administrative charge as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper report showed that the effective management fee rate for each Fund, with the exception of one small fund discussed below, was in either the lowest quintile or second-lowest quintile of its Lipper expense group and that the actual total costs for all Funds were in the lowest quintile of their respective Lipper expense groups. The effective management fee rate for Franklin Florida Insured Tax-Free Income Fund was within five basis points of the median for its Lipper expense group. This Fund is one of the three smallest funds within Franklin Tax-Free Trust and the Manager absorbed expenses so that the actual management fee paid was below the effective management fee rate. Based on the above, the Board was satisfied with the management fee and total expenses of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Funds, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving share


154 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

holder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Funds' investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.65% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at the $10 billion asset level thereafter. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund's assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                                                             Annual Report | 155

Franklin Tax-Free Trust

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


156 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF1 A2006 04/06

















                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                     FEBRUARY 28, 2006
--------------------------------------------------------------------------------

                                                     Franklin Alabama
                                                     Tax-Free Income Fund

                                                     Franklin Florida
                                                     Tax-Free Income Fund

                                                     Franklin Georgia
                                                     Tax-Free Income Fund

                                                     Franklin Kentucky
                                                     Tax-Free Income Fund

                                                     Franklin Louisiana
                                                     Tax-Free Income Fund

                                                     Franklin Maryland
                                                     Tax-Free Income Fund

                                                     Franklin Missouri
                                                     Tax-Free Income Fund

                                                     Franklin North Carolina
                                                     Tax-Free Income Fund

                                                     Franklin Virginia
                                                     Tax-Free Income Fund

--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER               TAX-FREE INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
              FRANKLIN TAX-FREE TRUST
                                                     Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                              FRANKLIN TEMPLETON INVESTMENTS

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER .......................................................     1

SPECIAL FEATURE:

Understanding Interest Rates .............................................     4

ANNUAL REPORT

Municipal Bond Market Overview ...........................................     7

Investment Strategy and Manager's Discussion .............................     9

Franklin Alabama Tax-Free Income Fund ....................................    10

Franklin Florida Tax-Free Income Fund ....................................    18

Franklin Georgia Tax-Free Income Fund ....................................    27

Franklin Kentucky Tax-Free Income Fund ...................................    35

Franklin Louisiana Tax-Free Income Fund ..................................    43

Franklin Maryland Tax-Free Income Fund ...................................    52

Franklin Missouri Tax-Free Income Fund ...................................    60

Franklin North Carolina Tax-Free Income Fund .............................    68

Franklin Virginia Tax-Free Income Fund ...................................    76

Financial Highlights and Statements of Investments .......................    84

Financial Statements .....................................................   147

Notes to Financial Statements ............................................   158

Report of Independent Registered Public Accounting Firm ..................   173

Tax Designation ..........................................................   174

Board Members and Officers ...............................................   175

Shareholder Information ..................................................   181

--------------------------------------------------------------------------------

ANNUAL REPORT

MUNICIPAL BOND MARKET OVERVIEW

For the year ended February 28, 2006, the municipal bond market performed comparatively well as the fixed income markets continued to face a tightening Federal Reserve Board (Fed) policy, volatile oil prices, increased inflation expectations, concerns about the dollar, mixed economic releases and the aftermath of Hurricanes Katrina and Rita. In the recent interest rate environment, municipal bonds, which have domestic tax advantages, outperformed U.S. Treasury bonds. The Lehman Brothers Municipal Bond Index returned +3.87% for the period, while the Lehman Brothers U.S. Treasury Index returned
+2.73%. 1

During the reporting period, longer-term yields generally declined while shorter-term yields increased as the Fed followed its tightening policy and raised the federal funds target rate from 2.50% to 4.50%. Demand persisted from foreign and domestic buyers who continued to buy intermediate- and longer-term Treasury bonds as they sought relatively higher yield and expected inflation to remain fairly contained. Throughout much of the reporting period, rising short-term rates and declining longer-term rates resulted in a flattening of the yield curve (the spread between yields of short-term and long-term bonds). Toward the end of December, shorter- and intermediate-term interest rates began to converge and eventually the Treasury yield curve inverted, meaning short-term rates grew higher than those on longer-maturity bonds. Over the 12-month reporting period, 2-year Treasury yields increased 110 basis points (100 basis points equal one percentage point), while 10-year Treasury yields rose 19 basis points and 30-year Treasury yields declined 21 basis points. On February 28, 2006, the 2-year Treasury note yielded 4.69%, the 10-year Treasury note yielded 4.55% and the 30-year Treasury bond yielded 4.51%. The municipal yield curve also flattened over the reporting

1. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.


                                                               Annual Report | 7
period but remained steeper than the Treasury curve. According to Municipal Market Data, the 2-year municipal note yield rose 85 basis points and the 10-year increased 10 basis points, while the 30-year municipal yield decreased 21 basis points during the period. 2 Consequently, long-maturity municipal bonds continued to perform comparatively well.

Motivated by a relatively low interest rate environment, along with expectations that rates might continue to rise, municipal bond issuers actively refunded higher yielding outstanding debt and accessed the debt market to finance capital needs. As a result, the municipal bond market had record issuance with more than $408 billion in new deals nationally for 2005. 3 Refunding deals represented more than $130 billion. 3 Just as homebuyers seek to lower their mortgage rates, municipalities tend to borrow more when interest rates are low. So far in 2006, supply has been lighter than in the first two months of 2005. Demand for municipal bonds remained strong over the Funds' fiscal year as investors found municipal bonds' taxable equivalent yields attractive. Healthy demand came from a wide range of traditional buyers such as mutual funds, individuals, and property and casualty companies, and also from nontraditional crossover participants. Crossover buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive, as they were during the reporting period. This broad base of buyers and tight bond supply supported the municipal bond market.

2. Source: Thomson Financial.

3. Source: THE BOND BUYER.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


8 | Annual Report

INVESTMENT STRATEGY AND
MANAGER'S DISCUSSION

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a relatively steep municipal yield curve compared to Treasuries favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THIS FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 9

FRANKLIN ALABAMA TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Alabama Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin Alabama Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/06**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ....................................  64.9%
A ......................................   2.5%
BBB ....................................   6.8%
Not Rated by S&P .......................  25.8%

*Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**Does not include short-term investments and other net assets.

RATINGS                    MOODY'S       INTERNAL
AAA or Aaa                    24.2%           0.1%
BBB or Baa                     1.5%             --
----------------------------------------------------
Total                         25.7%           0.1%

--------------------------------------------------------------------------------

This annual report for Franklin Alabama Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.61 on February 28, 2005, to $11.49 on February 28, 2006. The Fund's Class A shares paid dividends totaling 50.02 cents per share for the reporting

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 86.


10 | Annual Report

DIVIDEND DISTRIBUTIONS 2

Franklin Alabama Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                     DIVIDEND PER SHARE
                                          --------------------------------------
MONTH                                         CLASS A                 CLASS C
--------------------------------------------------------------------------------
March                                        4.21 cents              3.65 cents
--------------------------------------------------------------------------------
April                                        4.21 cents              3.65 cents
--------------------------------------------------------------------------------
May                                          4.21 cents              3.65 cents
--------------------------------------------------------------------------------
June                                         4.21 cents              3.69 cents
--------------------------------------------------------------------------------
July                                         4.21 cents              3.69 cents
--------------------------------------------------------------------------------
August                                       4.21 cents              3.69 cents
--------------------------------------------------------------------------------
September                                    4.16 cents              3.64 cents
--------------------------------------------------------------------------------
October                                      4.16 cents              3.64 cents
--------------------------------------------------------------------------------
November                                     4.11 cents              3.59 cents
--------------------------------------------------------------------------------
December                                     4.11 cents              3.58 cents
--------------------------------------------------------------------------------
January                                      4.11 cents              3.58 cents
--------------------------------------------------------------------------------
February                                     4.11 cents              3.58 cents
--------------------------------------------------------------------------------
TOTAL                                       50.02 CENTS             43.63 CENTS
--------------------------------------------------------------------------------

period. 2 The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.04% based on an annualization of the current 4.04 cent per share dividend and the maximum offering price of $12.00 on February 28, 2006. An investor in the 2006 maximum combined effective federal and Alabama personal income tax bracket of 38.25% would need to earn a distribution rate of 6.54% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Alabama's economy continued to strengthen in 2005 as overall non-farm employment trends improved and growth was in line with the national pace.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 11

PORTFOLIO BREAKDOWN

Franklin Alabama Tax-Free Income Fund
2/28/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         24.2%
--------------------------------------------------------------------------------
Prerefunded                                                                21.3%
--------------------------------------------------------------------------------
Utilities                                                                  19.2%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     11.9%
--------------------------------------------------------------------------------
Higher Education                                                            7.9%
--------------------------------------------------------------------------------
Tax-Supported                                                               5.6%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        4.3%
--------------------------------------------------------------------------------
Corporate-Backed                                                            2.8%
--------------------------------------------------------------------------------
Transportation                                                              2.1%
--------------------------------------------------------------------------------
Housing                                                                     0.7%
--------------------------------------------------------------------------------

*Does not include short-term investments and other net assets.

As of February 28, 2006, Alabama's 3.6% unemployment rate was lower than the 4.8% national average. 3 Although most of the jobs gained during the year were in the professional, business and health care services sectors, manufacturing remained vital to Alabama's overall economic health as the state continued to benefit from the jobs added by several major automobile assembly operations and their parts suppliers. Personal incomes improved during the year but remained below average.

The upturn in economic growth also had a significant impact on state revenues. However, Alabama faced significant fiscal challenges including increased costs associated with Medicaid payments and the unfunded liabilities of its two pension funds. Recently, the state's general fund has partly been supported by the use of nonrecurring revenues such as federal fiscal relief funds and rainy day funds to balance operations. The state's $523 per capita debt ratio was moderate compared with the national average due to the state's conservative approach to borrowing. 4

Independent credit rating agency Standard & Poor's (S&P) rated Alabama's general obligation bonds AA with a stable outlook. 5 This rating was largely the result of the state's history of strong legal and constitutional provisions designed to keep municipal debt levels low, its growing and increasingly diversified economic base, and S&P's expectations of a continued economic rebound.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Research: Alabama; Tax Secured, General Obligation," RATINGSDIRECT, 2/1/06.

5. This does not indicate S&P's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Annual Report

PERFORMANCE SUMMARY AS OF 2/28/06

FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRALX)                                     CHANGE       2/28/06      2/28/05
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       -$0.12        $11.49       $11.61
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-------------------------------------------------------------------------------------------------
Dividend Income                                $0.5002
-------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FALEX)                                     CHANGE       2/28/06       2/28/05
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       -$0.12        $11.58        $11.70
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-------------------------------------------------------------------------------------------------
Dividend Income                                $0.4363
-------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------
CLASS A                                                     1-YEAR        5-YEAR       10-YEAR
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                    +3.34%       +30.49%       +64.02%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                -1.09%        +4.56%        +4.62%
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                           -0.97%        +4.34%        +4.68%
-------------------------------------------------------------------------------------------------
   Distribution Rate 4                            4.04%
-------------------------------------------------------------------------------------------------
 Taxable Equivalent Distribution Rate 5           6.54%
-------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                    2.32%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                     5.38%
-------------------------------------------------------------------------------------------------
CLASS C                                                     1-YEAR        5-YEAR       10-YEAR
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                    +2.75%       +27.05%       +55.35%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                +1.76%        +4.90%        +4.50%
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                           +1.83%        +4.69%        +4.57%
-------------------------------------------------------------------------------------------------
   Distribution Rate 4                            3.64%
-------------------------------------------------------------------------------------------------
 Taxable Equivalent Distribution Rate 5           5.89%
-------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                    2.92%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                     4.73%
-------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
 CLASS A                       2/28/06
--------------------------------------
 1-Year                         -1.09%
--------------------------------------
 5-Year                         +4.56%
--------------------------------------
 10-Year                        +4.62%
--------------------------------------

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin Alabama
                   Tax-free Income
                        Fund                 Lehman Brothers
   Date               (Class A)            Municipal Bond Index 7      CPI 7
--------------------------------------------------------------------------------
  3/1/1996               $9,576                   $10,000             $10,000
 3/31/1996               $9,482                   $9,872              $10,052
 4/30/1996               $9,478                   $9,844              $10,090
 5/31/1996               $9,490                   $9,840              $10,110
 6/30/1996               $9,593                   $9,948              $10,116
 7/31/1996               $9,664                   $10,038             $10,136
 8/31/1996               $9,676                   $10,036             $10,155
 9/30/1996               $9,798                   $10,176             $10,187
 10/31/1996              $9,904                   $10,291             $10,219
 11/30/1996              $10,053                  $10,479             $10,239
 12/31/1996              $10,031                  $10,435             $10,239
 1/31/1997               $10,053                  $10,455             $10,271
 2/28/1997               $10,134                  $10,551             $10,303
 3/31/1997               $10,043                  $10,410             $10,329
 4/30/1997               $10,126                  $10,497             $10,342
 5/31/1997               $10,235                  $10,655             $10,336
 6/30/1997               $10,343                  $10,769             $10,349
 7/31/1997               $10,595                  $11,067             $10,362
 8/31/1997               $10,520                  $10,963             $10,381
 9/30/1997               $10,649                  $11,093             $10,407
 10/31/1997              $10,717                  $11,165             $10,433
 11/30/1997              $10,793                  $11,231             $10,426
 12/31/1997              $10,938                  $11,394             $10,413
 1/31/1998               $11,023                  $11,512             $10,433
 2/28/1998               $11,026                  $11,515             $10,452
 3/31/1998               $11,047                  $11,525             $10,471
 4/30/1998               $11,031                  $11,474             $10,491
 5/31/1998               $10,997                  $11,655             $10,510
 6/30/1998               $10,986                  $11,701             $10,523
 7/31/1998               $11,017                  $11,730             $10,536
 8/31/1998               $11,152                  $11,911             $10,549
 9/30/1998               $11,258                  $12,060             $10,562
 10/31/1998              $11,250                  $12,060             $10,587
 11/30/1998              $11,291                  $12,102             $10,587
 12/31/1998              $11,312                  $12,132             $10,581
 1/31/1999               $11,410                  $12,277             $10,607
 2/28/1999               $11,381                  $12,223             $10,620
 3/31/1999               $11,420                  $12,240             $10,652
 4/30/1999               $11,440                  $12,271             $10,730
 5/31/1999               $11,400                  $12,200             $10,730
 6/30/1999               $11,259                  $12,024             $10,730
 7/31/1999               $11,278                  $12,068             $10,762
 8/31/1999               $11,119                  $11,971             $10,788
 9/30/1999               $11,119                  $11,976             $10,839
 10/31/1999              $10,968                  $11,846             $10,859
 11/30/1999              $11,019                  $11,972             $10,865
 12/31/1999              $10,897                  $11,883             $10,865
 1/31/2000               $10,795                  $11,831             $10,897
 2/29/2000               $10,928                  $11,969             $10,962
 3/31/2000               $11,186                  $12,230             $11,052
 4/30/2000               $11,124                  $12,158             $11,059
 5/31/2000               $11,073                  $12,095             $11,072
 6/30/2000               $11,335                  $12,415             $11,130
 7/31/2000               $11,462                  $12,588             $11,156
 8/31/2000               $11,632                  $12,782             $11,156
 9/30/2000               $11,548                  $12,715             $11,214
 10/31/2000              $11,662                  $12,854             $11,233
 11/30/2000              $11,756                  $12,952             $11,240
 12/31/2000              $11,969                  $13,271             $11,233
 1/31/2001               $11,987                  $13,403             $11,304
 2/28/2001               $12,039                  $13,446             $11,349
 3/31/2001               $12,112                  $13,566             $11,375
 4/30/2001               $11,990                  $13,419             $11,420
 5/31/2001               $12,108                  $13,563             $11,472
 6/30/2001               $12,226                  $13,654             $11,491
 7/31/2001               $12,411                  $13,857             $11,459
 8/31/2001               $12,630                  $14,085             $11,459
 9/30/2001               $12,583                  $14,038             $11,511
 10/31/2001              $12,736                  $14,205             $11,472
 11/30/2001              $12,666                  $14,085             $11,453
 12/31/2001              $12,536                  $13,952             $11,407
 1/31/2002               $12,677                  $14,194             $11,433
 2/28/2002               $12,819                  $14,365             $11,478
 3/31/2002               $12,620                  $14,083             $11,543
 4/30/2002               $12,776                  $14,359             $11,607
 5/31/2002               $12,875                  $14,446             $11,607
 6/30/2002               $12,986                  $14,599             $11,614
 7/31/2002               $13,144                  $14,786             $11,627
 8/31/2002               $13,267                  $14,964             $11,666
 9/30/2002               $13,567                  $15,292             $11,685
 10/31/2002              $13,398                  $15,038             $11,704
 11/30/2002              $13,368                  $14,976             $11,704
 12/31/2002              $13,624                  $15,292             $11,679
 1/31/2003               $13,629                  $15,253             $11,730
 2/28/2003               $13,789                  $15,466             $11,821
 3/31/2003               $13,830                  $15,476             $11,892
 4/30/2003               $13,956                  $15,578             $11,866
 5/31/2003               $14,251                  $15,943             $11,846
 6/30/2003               $14,219                  $15,875             $11,859
 7/31/2003               $13,698                  $15,319             $11,872
 8/31/2003               $13,849                  $15,434             $11,917
 9/30/2003               $14,247                  $15,887             $11,956
 10/31/2003              $14,153                  $15,807             $11,943
 11/30/2003              $14,306                  $15,972             $11,911
 12/31/2003              $14,432                  $16,104             $11,898
 1/31/2004               $14,533                  $16,197             $11,956
 2/29/2004               $14,748                  $16,440             $12,021
 3/31/2004               $14,724                  $16,383             $12,098
 4/30/2004               $14,361                  $15,995             $12,137
 5/31/2004               $14,326                  $15,937             $12,208
 6/30/2004               $14,391                  $15,995             $12,247
 7/31/2004               $14,572                  $16,205             $12,227
 8/31/2004               $14,817                  $16,530             $12,234
 9/30/2004               $14,909                  $16,618             $12,260
 10/31/2004              $15,040                  $16,761             $12,324
 11/30/2004              $14,914                  $16,623             $12,331
 12/31/2004              $15,098                  $16,826             $12,285
 1/31/2005               $15,257                  $16,983             $12,311
 2/28/2005               $15,207                  $16,927             $12,382
 3/31/2005               $15,131                  $16,820             $12,479
 4/30/2005               $15,331                  $17,085             $12,563
 5/31/2005               $15,426                  $17,206             $12,550
 6/30/2005               $15,496                  $17,313             $12,556
 7/31/2005               $15,445                  $17,234             $12,615
 8/31/2005               $15,568                  $17,408             $12,679
 9/30/2005               $15,476                  $17,291             $12,834
 10/31/2005              $15,384                  $17,186             $12,860
 11/30/2005              $15,453                  $17,269             $12,757
 12/31/2005              $15,576                  $17,417             $12,705
 1/31/2006               $15,605                  $17,464             $12,802
 2/28/2006               $15,706                  $17,581             $12,828

Total Returns             57.06%                   75.81%              28.28%

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
CLASS C                        2/28/06
--------------------------------------
1-Year                          +1.76%
--------------------------------------
5-Year                          +4.90%
--------------------------------------
10-Year                         +4.50%
--------------------------------------

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin Alabama
                   Tax-free Income
                        Fund                 Lehman Brothers
   Date               (Class C)            Municipal Bond Index 7      CPI 7
--------------------------------------------------------------------------------
  3/1/1996             $10,000                  $10,000               $10,000
  3/31/1996            $9,897                    $9,872               $10,052
  4/30/1996            $9,888                    $9,844               $10,090
  5/31/1996            $9,896                    $9,840               $10,110
  6/30/1996            $9,999                    $9,948               $10,116
  7/31/1996            $10,067                  $10,038               $10,136
  8/31/1996            $10,075                  $10,036               $10,155
  9/30/1996            $10,196                  $10,176               $10,187
 10/31/1996            $10,301                  $10,291               $10,219
 11/30/1996            $10,450                  $10,479               $10,239
 12/31/1996            $10,423                  $10,435               $10,239
  1/31/1997            $10,440                  $10,455               $10,271
  2/28/1997            $10,528                  $10,551               $10,303
  3/31/1997            $10,429                  $10,410               $10,329
  4/30/1997            $10,509                  $10,497               $10,342
  5/31/1997            $10,617                  $10,655               $10,336
  6/30/1997            $10,724                  $10,769               $10,349
  7/31/1997            $10,979                  $11,067               $10,362
  8/31/1997            $10,896                  $10,963               $10,381
  9/30/1997            $11,025                  $11,093               $10,407
 10/31/1997            $11,089                  $11,165               $10,433
 11/30/1997            $11,163                  $11,231               $10,426
 12/31/1997            $11,316                  $11,394               $10,413
  1/31/1998            $11,389                  $11,512               $10,433
  2/28/1998            $11,395                  $11,515               $10,452
  3/31/1998            $11,402                  $11,525               $10,471
  4/30/1998            $11,390                  $11,474               $10,491
  5/31/1998            $11,340                  $11,655               $10,510
  6/30/1998            $11,333                  $11,701               $10,523
  7/31/1998            $11,360                  $11,730               $10,536
  8/31/1998            $11,493                  $11,911               $10,549
  9/30/1998            $11,596                  $12,060               $10,562
 10/31/1998            $11,583                  $12,060               $10,587
 11/30/1998            $11,619                  $12,102               $10,587
 12/31/1998            $11,635                  $12,132               $10,581
  1/31/1999            $11,730                  $12,277               $10,607
  2/28/1999            $11,696                  $12,223               $10,620
  3/31/1999            $11,730                  $12,240               $10,652
  4/30/1999            $11,754                  $12,271               $10,730
  5/31/1999            $11,698                  $12,200               $10,730
  6/30/1999            $11,558                  $12,024               $10,730
  7/31/1999            $11,563                  $12,068               $10,762
  8/31/1999            $11,395                  $11,971               $10,788
  9/30/1999            $11,399                  $11,976               $10,839
 10/31/1999            $11,220                  $11,846               $10,859
 11/30/1999            $11,276                  $11,972               $10,865
 12/31/1999            $11,147                  $11,883               $10,865
  1/31/2000            $11,038                  $11,831               $10,897
  2/29/2000            $11,168                  $11,969               $10,962
  3/31/2000            $11,425                  $12,230               $11,052
  4/30/2000            $11,357                  $12,158               $11,059
  5/31/2000            $11,300                  $12,095               $11,072
  6/30/2000            $11,561                  $12,415               $11,130
  7/31/2000            $11,695                  $12,588               $11,156
  8/31/2000            $11,851                  $12,782               $11,156
  9/30/2000            $11,761                  $12,715               $11,214
 10/31/2000            $11,871                  $12,854               $11,233
 11/30/2000            $11,961                  $12,952               $11,240
 12/31/2000            $12,181                  $13,271               $11,233
  1/31/2001            $12,184                  $13,403               $11,304
  2/28/2001            $12,231                  $13,446               $11,349
  3/31/2001            $12,299                  $13,566               $11,375
  4/30/2001            $12,169                  $13,419               $11,420
  5/31/2001            $12,293                  $13,563               $11,472
  6/30/2001            $12,396                  $13,654               $11,491
  7/31/2001            $12,588                  $13,857               $11,459
  8/31/2001            $12,804                  $14,085               $11,459
  9/30/2001            $12,750                  $14,038               $11,511
 10/31/2001            $12,899                  $14,205               $11,472
 11/30/2001            $12,822                  $14,085               $11,453
 12/31/2001            $12,674                  $13,952               $11,407
  1/31/2002            $12,821                  $14,194               $11,433
  2/28/2002            $12,958                  $14,365               $11,478
  3/31/2002            $12,752                  $14,083               $11,543
  4/30/2002            $12,903                  $14,359               $11,607
  5/31/2002            $12,996                  $14,446               $11,607
  6/30/2002            $13,101                  $14,599               $11,614
  7/31/2002            $13,265                  $14,786               $11,627
  8/31/2002            $13,371                  $14,964               $11,666
  9/30/2002            $13,677                  $15,292               $11,685
 10/31/2002            $13,490                  $15,038               $11,704
 11/30/2002            $13,454                  $14,976               $11,704
 12/31/2002            $13,716                  $15,292               $11,679
  1/31/2003            $13,703                  $15,253               $11,730
  2/28/2003            $13,869                  $15,466               $11,821
  3/31/2003            $13,892                  $15,476               $11,892
  4/30/2003            $14,011                  $15,578               $11,866
  5/31/2003            $14,312                  $15,943               $11,846
  6/30/2003            $14,272                  $15,875               $11,859
  7/31/2003            $13,746                  $15,319               $11,872
  8/31/2003            $13,889                  $15,434               $11,917
  9/30/2003            $14,290                  $15,887               $11,956
 10/31/2003            $14,177                  $15,807               $11,943
 11/30/2003            $14,322                  $15,972               $11,911
 12/31/2003            $14,440                  $16,104               $11,898
  1/31/2004            $14,534                  $16,197               $11,956
  2/29/2004            $14,740                  $16,440               $12,021
  3/31/2004            $14,711                  $16,383               $12,098
  4/30/2004            $14,345                  $15,995               $12,137
  5/31/2004            $14,304                  $15,937               $12,208
  6/30/2004            $14,363                  $15,995               $12,247
  7/31/2004            $14,535                  $16,205               $12,227
  8/31/2004            $14,784                  $16,530               $12,234
  9/30/2004            $14,869                  $16,618               $12,260
 10/31/2004            $14,979                  $16,761               $12,324
 11/30/2004            $14,860                  $16,623               $12,331
 12/31/2004            $15,035                  $16,826               $12,285
  1/31/2005            $15,185                  $16,983               $12,311
  2/28/2005            $15,128                  $16,927               $12,382
  3/31/2005            $15,046                  $16,820               $12,479
  4/30/2005            $15,236                  $17,085               $12,563
  5/31/2005            $15,323                  $17,206               $12,550
  6/30/2005            $15,384                  $17,313               $12,556
  7/31/2005            $15,328                  $17,234               $12,615
  8/31/2005            $15,442                  $17,408               $12,679
  9/30/2005            $15,345                  $17,291               $12,834
 10/31/2005            $15,247                  $17,186               $12,860
 11/30/2005            $15,308                  $17,269               $12,757
 12/31/2005            $15,422                  $17,417               $12,705
  1/31/2006            $15,443                  $17,464               $12,802
  2/28/2006            $15,535                  $17,581               $12,828

Total Returns          55.35%                    75.81%               28.28%


14 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and Alabama personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 15

YOUR FUND'S EXPENSES

FRANKLIN ALABAMA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

IN THIS ILLUSTRATION, THE ESTIMATED EXPENSES PAID THIS PERIOD ARE $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT       ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                         VALUE 9/1/05          VALUE 2/28/06      PERIOD* 9/1/05-2/28/06
---------------------------------------------------------------------------------------------------------------
Actual                                            $1,000                $1,009.10                 $3.59
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000                $1,021.22                 $3.61
---------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------
Actual                                            $1,000                $1,006.30                 $6.32
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000                $1,018.50                 $6.36
---------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.72% and
C: 1.27%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 17

FRANKLIN FLORIDA TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Florida Tax-Free Income Fund seeks as high a level of income exempt from federal income tax and Florida's annual intangibles tax as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1 In addition, the Fund's shares are generally free from Florida's annual intangibles tax.

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/06**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ...........................  62.3%
AA ............................   2.5%
A .............................  11.9%
BBB ...........................   6.7%
Not Rated by S&P ..............  16.6%

*Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below. Not Rated by S&P

**Does not include short-term investments and other net assets.

RATINGS                  MOODY'S          FITCH        INTERNAL
AAA or Aaa                  7.7%           0.2%           2.1%
AA or Aa                    0.8%             --             --
A                           1.6%           0.5%           0.1%
BBB or Baa                  1.0%           2.0%           0.6%
--------------------------------------------------------------
Total                      11.1%           2.7%           2.8%

--------------------------------------------------------------------------------

This annual report for Franklin Florida Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $12.00 on February 28, 2005, to $11.93 on February 28, 2006. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 93.


18 | Annual Report

DIVIDEND DISTRIBUTIONS 2

Franklin Florida Tax-Free Income Fund

--------------------------------------------------------------------------------
                                              DIVIDEND PER SHARE
                               -------------------------------------------------
MONTH                            CLASS A             CLASS B           CLASS C
--------------------------------------------------------------------------------
March                          4.60 cents           4.04 cents        4.03 cents
--------------------------------------------------------------------------------
April                          4.60 cents           4.04 cents        4.03 cents
--------------------------------------------------------------------------------
May                            4.60 cents           4.04 cents        4.03 cents
--------------------------------------------------------------------------------
June                           4.60 cents           4.06 cents        4.06 cents
--------------------------------------------------------------------------------
July                           4.60 cents           4.06 cents        4.06 cents
--------------------------------------------------------------------------------
August                         4.60 cents           4.06 cents        4.06 cents
--------------------------------------------------------------------------------
September                      4.56 cents           4.02 cents        4.00 cents
--------------------------------------------------------------------------------
October                        4.56 cents           4.02 cents        4.00 cents
--------------------------------------------------------------------------------
November                       4.52 cents           3.98 cents        3.96 cents
--------------------------------------------------------------------------------
December                       4.52 cents           3.98 cents        3.98 cents
--------------------------------------------------------------------------------
January                        4.52 cents           3.98 cents        3.98 cents
--------------------------------------------------------------------------------
February                       4.52 cents           3.98 cents        3.98 cents
--------------------------------------------------------------------------------
TOTAL                         54.80 CENTS          48.26 CENTS       48.17 CENTS
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 54.80 cents per share for the reporting period. 2 The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.33% based on an annualization of the current 4.50 cent per share dividend and the maximum offering price of $12.46 on February 28, 2006. An investor in the 2006 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.66% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Florida's economic growth continued to strengthen despite the recent active hurricane season. The state has a solid and competitive position in the

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 19

PORTFOLIO BREAKDOWN

Franklin Florida Tax-Free Income Fund
2/28/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                19.9%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     16.9%
--------------------------------------------------------------------------------
Transportation                                                             12.9%
--------------------------------------------------------------------------------
Utilities                                                                  11.2%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       10.6%
--------------------------------------------------------------------------------
General Obligation                                                          7.5%
--------------------------------------------------------------------------------
Other Revenue                                                               7.5%
--------------------------------------------------------------------------------
Tax-Supported                                                               6.5%
--------------------------------------------------------------------------------
Housing                                                                     4.0%
--------------------------------------------------------------------------------
Higher Education                                                            3.0%
--------------------------------------------------------------------------------

*Does not include short-term investments and other net assets.

southeast. Additionally, Florida's service-based economy continued to outpace the nation's in terms of employment, population and gross state product. As of February 2006, the unemployment rate was 3.2%, which was considerably lower than the 4.8% U.S. rate. 3

The state experienced surging revenues, and fiscal year 2006 revenues were projected to be $1.7 billion above the original forecast. 4 All of Florida's major revenue sources contributed to the upward revision. The most significant increases came from documentary stamp taxes (reflecting robust real estate activity), the sales tax (bolstered by positive demographic trends), hurricane-related reconstruction, business spending, inflation, and corporate income taxes (from higher corporate profits).

However, the state's debt burden grew steadily as Florida confronted the demands of a growing population. High population growth, which gave strength to the state's economy, also put pressure on government services for education, corrections, transportation, and health and human services. Florida's debt ratios were above national medians but still moderate, with net tax-supported debt at 3.4% of personal income and debt per capita at $1,003, compared with 50-state medians of 2.4% and $703 in 2005. 5

Based on the state's better-than-expected revenue performance, strong budget reserves and conservative budget management practices, independent credit rating agency Standard & Poor's assigned Florida's general obligation bonds its highest rating of AAA with a stable outlook. 6

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Research: Summary: Florida; Tax Secured, General Obligation," RATINGSDIRECT, 1/18/06.

5. Source: Moody's Investors Service, "New Issue: Florida (State of)," 1/13/06.

6. This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


20 | Annual Report

PERFORMANCE SUMMARY AS OF 2/28/06

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRFLX)                                      CHANGE           2/28/06           2/28/05
-----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        -$0.07            $11.93            $12.00
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-----------------------------------------------------------------------------------------------------------
Dividend Income                             $0.5480
-----------------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FRFBX)                                      CHANGE           2/28/06           2/28/05
-----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        -$0.07            $12.01            $12.08
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-----------------------------------------------------------------------------------------------------------
Dividend Income                             $0.4826
-----------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FRFIX)                                      CHANGE           2/28/06           2/28/05
-----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        -$0.07            $12.07            $12.14
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-----------------------------------------------------------------------------------------------------------
Dividend Income                             $0.4817
-----------------------------------------------------------------------------------------------------------


                                                              Annual Report | 21

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------------
CLASS A                                                     1-YEAR        5-YEAR                 10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +4.07%       +31.18%                 +70.49%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                               -0.34%        +4.67%                  +5.02%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                          -0.63%        +4.36%                  +5.05%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                         4.33%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.66%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.57%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.49%
----------------------------------------------------------------------------------------------------------
CLASS B                                                     1-YEAR        5-YEAR      INCEPTION (2/1/00)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +3.48%       +27.84%                 +43.97%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                               -0.50%        +4.70%                  +6.18%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                          -0.76%        +4.39%                  +5.98%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.95%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.08%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.19%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  4.91%
----------------------------------------------------------------------------------------------------------
CLASS C                                                     1-YEAR        5-YEAR                 10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +3.45%       +27.57%                 +61.49%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                               +2.46%        +4.99%                  +4.91%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                          +2.19%        +4.68%                  +4.94%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.93%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.05%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.20%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  4.92%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


22 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Franklin Florida
                  Tax-free Income Fund         Lehman Brothers
    Date               (Class A)            Municipal Bond Index 7     CPI 7
--------------------------------------------------------------------------------
  3/1/1996               $9,574                      $10,000          $10,000
  3/31/1996              $9,498                      $9,872           $10,052
  4/30/1996              $9,479                      $9,844           $10,090
  5/31/1996              $9,485                      $9,840           $10,110
  6/30/1996              $9,599                      $9,948           $10,116
  7/31/1996              $9,655                      $10,038          $10,136
  8/31/1996              $9,652                      $10,036          $10,155
  9/30/1996              $9,785                      $10,176          $10,187
 10/31/1996              $9,867                      $10,291          $10,219
 11/30/1996             $10,010                      $10,479          $10,239
 12/31/1996              $9,981                      $10,435          $10,239
  1/31/1997              $9,987                      $10,455          $10,271
  2/28/1997             $10,071                      $10,551          $10,303
  3/31/1997              $9,955                      $10,410          $10,329
  4/30/1997             $10,049                      $10,497          $10,342
  5/31/1997             $10,160                      $10,655          $10,336
  6/30/1997             $10,263                      $10,769          $10,349
  7/31/1997             $10,509                      $11,067          $10,362
  8/31/1997             $10,435                      $10,963          $10,381
  9/30/1997             $10,510                      $11,093          $10,407
 10/31/1997             $10,577                      $11,165          $10,433
 11/30/1997             $10,644                      $11,231          $10,426
 12/31/1997             $10,792                      $11,394          $10,413
  1/31/1998             $10,904                      $11,512          $10,433
  2/28/1998             $10,916                      $11,515          $10,452
  3/31/1998             $10,936                      $11,525          $10,471
  4/30/1998             $10,919                      $11,474          $10,491
  5/31/1998             $11,051                      $11,655          $10,510
  6/30/1998             $11,090                      $11,701          $10,523
  7/31/1998             $11,129                      $11,730          $10,536
  8/31/1998             $11,272                      $11,911          $10,549
  9/30/1998             $11,378                      $12,060          $10,562
 10/31/1998             $11,389                      $12,060          $10,587
 11/30/1998             $11,439                      $12,102          $10,587
 12/31/1998             $11,476                      $12,132          $10,581
  1/31/1999             $11,564                      $12,277          $10,607
  2/28/1999             $11,546                      $12,223          $10,620
  3/31/1999             $11,555                      $12,240          $10,652
  4/30/1999             $11,584                      $12,271          $10,730
  5/31/1999             $11,526                      $12,200          $10,730
  6/30/1999             $11,379                      $12,024          $10,730
  7/31/1999             $11,388                      $12,068          $10,762
  8/31/1999             $11,290                      $11,971          $10,788
  9/30/1999             $11,250                      $11,976          $10,839
 10/31/1999             $11,090                      $11,846          $10,859
 11/30/1999             $11,180                      $11,972          $10,865
 12/31/1999             $11,089                      $11,883          $10,865
  1/31/2000             $11,018                      $11,831          $10,897
  2/29/2000             $11,130                      $11,969          $10,962
  3/31/2000             $11,376                      $12,230          $11,052
  4/30/2000             $11,314                      $12,158          $11,059
  5/31/2000             $11,243                      $12,095          $11,072
  6/30/2000             $11,523                      $12,415          $11,130
  7/31/2000             $11,690                      $12,588          $11,156
  8/31/2000             $11,847                      $12,782          $11,156
  9/30/2000             $11,795                      $12,715          $11,214
 10/31/2000             $11,912                      $12,854          $11,233
 11/30/2000             $12,008                      $12,952          $11,240
 12/31/2000             $12,306                      $13,271          $11,233
  1/31/2001             $12,382                      $13,403          $11,304
  2/28/2001             $12,447                      $13,446          $11,349
  3/31/2001             $12,555                      $13,566          $11,375
  4/30/2001             $12,436                      $13,419          $11,420
  5/31/2001             $12,556                      $13,563          $11,472
  6/30/2001             $12,644                      $13,654          $11,491
  7/31/2001             $12,853                      $13,857          $11,459
  8/31/2001             $13,062                      $14,085          $11,459
  9/30/2001             $13,029                      $14,038          $11,511
 10/31/2001             $13,195                      $14,205          $11,472
 11/30/2001             $13,083                      $14,085          $11,453
 12/31/2001             $12,959                      $13,952          $11,407
  1/31/2002             $13,160                      $14,194          $11,433
  2/28/2002             $13,295                      $14,365          $11,478
  3/31/2002             $13,066                      $14,083          $11,543
  4/30/2002             $13,269                      $14,359          $11,607
  5/31/2002             $13,348                      $14,446          $11,607
  6/30/2002             $13,472                      $14,599          $11,614
  7/31/2002             $13,632                      $14,786          $11,627
  8/31/2002             $13,804                      $14,964          $11,666
  9/30/2002             $14,139                      $15,292          $11,685
 10/31/2002             $13,857                      $15,038          $11,704
 11/30/2002             $13,796                      $14,976          $11,704
 12/31/2002             $14,088                      $15,292          $11,679
  1/31/2003             $14,084                      $15,253          $11,730
  2/28/2003             $14,270                      $15,466          $11,821
  3/31/2003             $14,302                      $15,476          $11,892
  4/30/2003             $14,418                      $15,578          $11,866
  5/31/2003             $14,762                      $15,943          $11,846
  6/30/2003             $14,721                      $15,875          $11,859
  7/31/2003             $14,171                      $15,319          $11,872
  8/31/2003             $14,264                      $15,434          $11,917
  9/30/2003             $14,638                      $15,887          $11,956
 10/31/2003             $14,560                      $15,807          $11,943
 11/30/2003             $14,740                      $15,972          $11,911
 12/31/2003             $14,859                      $16,104          $11,898
  1/31/2004             $14,978                      $16,197          $11,956
  2/29/2004             $15,197                      $16,440          $12,021
  3/31/2004             $15,154                      $16,383          $12,098
  4/30/2004             $14,785                      $15,995          $12,137
  5/31/2004             $14,718                      $15,937          $12,208
  6/30/2004             $14,751                      $15,995          $12,247
  7/31/2004             $14,962                      $16,205          $12,227
  8/31/2004             $15,237                      $16,530          $12,234
  9/30/2004             $15,347                      $16,618          $12,260
 10/31/2004             $15,483                      $16,761          $12,324
 11/30/2004             $15,374                      $16,623          $12,331
 12/31/2004             $15,563                      $16,826          $12,285
  1/31/2005             $15,740                      $16,983          $12,311
  2/28/2005             $15,695                      $16,927          $12,382
  3/31/2005             $15,637                      $16,820          $12,479
  4/30/2005             $15,856                      $17,085          $12,563
  5/31/2005             $15,982                      $17,206          $12,550
  6/30/2005             $16,057                      $17,313          $12,556
  7/31/2005             $15,985                      $17,234          $12,615
  8/31/2005             $16,139                      $17,408          $12,679
  9/30/2005             $16,040                      $17,291          $12,834
 10/31/2005             $15,980                      $17,186          $12,860
 11/30/2005             $16,041                      $17,269          $12,757
 12/31/2005             $16,170                      $17,417          $12,705
  1/31/2006             $16,204                      $17,464          $12,802
  2/28/2006             $16,323                      $17,581          $12,828

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS A                             2/28/06
-------------------------------------------
1-Year                               -0.34%
-------------------------------------------
5-Year                               +4.67%
-------------------------------------------
10-Year                              +5.02%
-------------------------------------------

CLASS B (2/1/00-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Franklin Florida
                  Tax-free Income Fund         Lehman Brothers
    Date               (Class B)            Municipal Bond Index 7     CPI 7
--------------------------------------------------------------------------------
  2/1/2000                $10,000                 $10,000             $10,000
  2/29/2000               $10,093                 $10,116             $10,059
  3/31/2000               $10,320                 $10,337             $10,142
  4/30/2000               $10,259                 $10,276             $10,148
  5/31/2000               $10,190                 $10,223             $10,160
  6/30/2000               $10,448                 $10,494             $10,213
  7/31/2000               $10,594                 $10,640             $10,237
  8/31/2000               $10,731                 $10,804             $10,237
  9/30/2000               $10,679                 $10,747             $10,290
 10/31/2000               $10,783                 $10,865             $10,308
 11/30/2000               $10,874                 $10,947             $10,314
 12/31/2000               $11,129                 $11,217             $10,308
  1/31/2001               $11,201                 $11,328             $10,373
  2/28/2001               $11,255                 $11,364             $10,415
  3/31/2001               $11,346                 $11,466             $10,438
  4/30/2001               $11,244                 $11,342             $10,480
  5/31/2001               $11,336                 $11,464             $10,527
  6/30/2001               $11,410                 $11,541             $10,545
  7/31/2001               $11,603                 $11,712             $10,515
  8/31/2001               $11,786                 $11,905             $10,515
  9/30/2001               $11,751                 $11,865             $10,563
 10/31/2001               $11,885                 $12,006             $10,527
 11/30/2001               $11,799                 $11,905             $10,509
 12/31/2001               $11,682                 $11,792             $10,468
  1/31/2002               $11,857                 $11,997             $10,492
  2/28/2002               $11,972                 $12,141             $10,533
  3/31/2002               $11,750                 $11,903             $10,592
  4/30/2002               $11,927                 $12,136             $10,652
  5/31/2002               $12,002                 $12,210             $10,652
  6/30/2002               $12,108                 $12,339             $10,658
  7/31/2002               $12,245                 $12,498             $10,669
  8/31/2002               $12,394                 $12,648             $10,705
  9/30/2002               $12,698                 $12,925             $10,723
 10/31/2002               $12,430                 $12,711             $10,741
 11/30/2002               $12,369                 $12,658             $10,741
 12/31/2002               $12,635                 $12,925             $10,717
  1/31/2003               $12,615                 $12,892             $10,764
  2/28/2003               $12,786                 $13,072             $10,847
  3/31/2003               $12,808                 $13,080             $10,912
  4/30/2003               $12,906                 $13,167             $10,889
  5/31/2003               $13,206                 $13,475             $10,871
  6/30/2003               $13,164                 $13,418             $10,883
  7/31/2003               $12,657                 $12,948             $10,895
  8/31/2003               $12,744                 $13,045             $10,936
  9/30/2003               $13,071                 $13,428             $10,972
 10/31/2003               $12,995                 $13,361             $10,960
 11/30/2003               $13,148                 $13,500             $10,930
 12/31/2003               $13,248                 $13,612             $10,918
  1/31/2004               $13,348                 $13,690             $10,972
  2/29/2004               $13,548                 $13,896             $11,031
  3/31/2004               $13,504                 $13,847             $11,102
  4/30/2004               $13,161                 $13,519             $11,137
  5/31/2004               $13,095                 $13,470             $11,203
  6/30/2004               $13,117                 $13,519             $11,238
  7/31/2004               $13,296                 $13,697             $11,220
  8/31/2004               $13,543                 $13,972             $11,226
  9/30/2004               $13,634                 $14,046             $11,250
 10/31/2004               $13,747                 $14,167             $11,309
 11/30/2004               $13,634                 $14,050             $11,315
 12/31/2004               $13,817                 $14,221             $11,274
  1/31/2005               $13,955                 $14,354             $11,297
  2/28/2005               $13,909                 $14,307             $11,363
  3/31/2005               $13,852                 $14,216             $11,451
  4/30/2005               $14,049                 $14,441             $11,528
  5/31/2005               $14,142                 $14,543             $11,517
  6/30/2005               $14,213                 $14,633             $11,523
  7/31/2005               $14,132                 $14,567             $11,576
  8/31/2005               $14,261                 $14,714             $11,635
  9/30/2005               $14,167                 $14,615             $11,777
 10/31/2005               $14,108                 $14,526             $11,801
 11/30/2005               $14,155                 $14,596             $11,706
 12/31/2005               $14,274                 $14,721             $11,659
  1/31/2006               $14,286                 $14,761             $11,748
  2/28/2006               $14,397                 $14,860             $11,771


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS B                             2/28/06
-------------------------------------------
1-Year                               -0.50%
-------------------------------------------
5-Year                               +4.70%
-------------------------------------------
Since Inception (2/1/00)             +6.18%
-------------------------------------------


                                                              Annual Report | 23

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS C                             2/28/06
-------------------------------------------
1-Year                               +2.46%
-------------------------------------------
5-Year                               +4.99%
-------------------------------------------
10-Year                              +4.91%
-------------------------------------------

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Franklin Florida
                  Tax-free Income Fund         Lehman Brothers
    Date               (Class C)            Municipal Bond Index 7     CPI 7
--------------------------------------------------------------------------------
   3/1/1996              $10,000                    $10,000             $10,000
   3/31/1996             $9,908                      $9,872             $10,052
   4/30/1996             $9,883                      $9,844             $10,090
   5/31/1996             $9,884                      $9,840             $10,110
   6/30/1996             $10,006                     $9,948             $10,116
   7/31/1996             $10,050                    $10,038             $10,136
   8/31/1996             $10,042                    $10,036             $10,155
   9/30/1996             $10,182                    $10,176             $10,187
  10/31/1996             $10,271                    $10,291             $10,219
  11/30/1996             $10,413                    $10,479             $10,239
  12/31/1996             $10,379                    $10,435             $10,239
   1/31/1997             $10,381                    $10,455             $10,271
   2/28/1997             $10,463                    $10,551             $10,303
   3/31/1997             $10,341                    $10,410             $10,329
   4/30/1997             $10,433                    $10,497             $10,342
   5/31/1997             $10,544                    $10,655             $10,336
   6/30/1997             $10,646                    $10,769             $10,349
   7/31/1997             $10,903                    $11,067             $10,362
   8/31/1997             $10,811                    $10,963             $10,381
   9/30/1997             $10,893                    $11,093             $10,407
  10/31/1997             $10,956                    $11,165             $10,433
  11/30/1997             $11,020                    $11,231             $10,426
  12/31/1997             $11,167                    $11,394             $10,413
   1/31/1998             $11,277                    $11,512             $10,433
   2/28/1998             $11,283                    $11,515             $10,452
   3/31/1998             $11,299                    $11,525             $10,471
   4/30/1998             $11,276                    $11,474             $10,491
   5/31/1998             $11,406                    $11,655             $10,510
   6/30/1998             $11,450                    $11,701             $10,523
   7/31/1998             $11,476                    $11,730             $10,536
   8/31/1998             $11,627                    $11,911             $10,549
   9/30/1998             $11,720                    $12,060             $10,562
  10/31/1998             $11,726                    $12,060             $10,587
  11/30/1998             $11,781                    $12,102             $10,587
  12/31/1998             $11,804                    $12,132             $10,581
   1/31/1999             $11,898                    $12,277             $10,607
   2/28/1999             $11,873                    $12,223             $10,620
   3/31/1999             $11,877                    $12,240             $10,652
   4/30/1999             $11,901                    $12,271             $10,730
   5/31/1999             $11,836                    $12,200             $10,730
   6/30/1999             $11,681                    $12,024             $10,730
   7/31/1999             $11,686                    $12,068             $10,762
   8/31/1999             $11,570                    $11,971             $10,788
   9/30/1999             $11,524                    $11,976             $10,839
  10/31/1999             $11,356                    $11,846             $10,859
  11/30/1999             $11,452                    $11,972             $10,865
  12/31/1999             $11,355                    $11,883             $10,865
   1/31/2000             $11,267                    $11,831             $10,897
   2/29/2000             $11,376                    $11,969             $10,962
   3/31/2000             $11,630                    $12,230             $11,052
   4/30/2000             $11,552                    $12,158             $11,059
   5/31/2000             $11,475                    $12,095             $11,072
   6/30/2000             $11,764                    $12,415             $11,130
   7/31/2000             $11,927                    $12,588             $11,156
   8/31/2000             $12,081                    $12,782             $11,156
   9/30/2000             $12,023                    $12,715             $11,214
  10/31/2000             $12,135                    $12,854             $11,233
  11/30/2000             $12,237                    $12,952             $11,240
  12/31/2000             $12,522                    $13,271             $11,233
   1/31/2001             $12,603                    $13,403             $11,304
   2/28/2001             $12,663                    $13,446             $11,349
   3/31/2001             $12,766                    $13,566             $11,375
   4/30/2001             $12,641                    $13,419             $11,420
   5/31/2001             $12,745                    $13,563             $11,472
   6/30/2001             $12,838                    $13,654             $11,491
   7/31/2001             $13,042                    $13,857             $11,459
   8/31/2001             $13,247                    $14,085             $11,459
   9/30/2001             $13,207                    $14,038             $11,511
  10/31/2001             $13,369                    $14,205             $11,472
  11/30/2001             $13,261                    $14,085             $11,453
  12/31/2001             $13,119                    $13,952             $11,407
   1/31/2002             $13,326                    $14,194             $11,433
   2/28/2002             $13,455                    $14,365             $11,478
   3/31/2002             $13,208                    $14,083             $11,543
   4/30/2002             $13,406                    $14,359             $11,607
   5/31/2002             $13,478                    $14,446             $11,607
   6/30/2002             $13,596                    $14,599             $11,614
   7/31/2002             $13,761                    $14,786             $11,627
   8/31/2002             $13,927                    $14,964             $11,666
   9/30/2002             $14,267                    $15,292             $11,685
  10/31/2002             $13,968                    $15,038             $11,704
  11/30/2002             $13,900                    $14,976             $11,704
  12/31/2002             $14,197                    $15,292             $11,679
   1/31/2003             $14,175                    $15,253             $11,730
   2/28/2003             $14,354                    $15,466             $11,821
   3/31/2003             $14,380                    $15,476             $11,892
   4/30/2003             $14,501                    $15,578             $11,866
   5/31/2003             $14,826                    $15,943             $11,846
   6/30/2003             $14,789                    $15,875             $11,859
   7/31/2003             $14,222                    $15,319             $11,872
   8/31/2003             $14,307                    $15,434             $11,917
   9/30/2003             $14,683                    $15,887             $11,956
  10/31/2003             $14,598                    $15,807             $11,943
  11/30/2003             $14,769                    $15,972             $11,911
  12/31/2003             $14,881                    $16,104             $11,898
   1/31/2004             $14,993                    $16,197             $11,956
   2/29/2004             $15,204                    $16,440             $12,021
   3/31/2004             $15,156                    $16,383             $12,098
   4/30/2004             $14,785                    $15,995             $12,137
   5/31/2004             $14,713                    $15,937             $12,208
   6/30/2004             $14,737                    $15,995             $12,247
   7/31/2004             $14,937                    $16,205             $12,227
   8/31/2004             $15,200                    $16,530             $12,234
   9/30/2004             $15,301                    $16,618             $12,260
  10/31/2004             $15,440                    $16,761             $12,324
  11/30/2004             $15,313                    $16,623             $12,331
  12/31/2004             $15,505                    $16,826             $12,285
   1/31/2005             $15,671                    $16,983             $12,311
   2/28/2005             $15,620                    $16,927             $12,382
   3/31/2005             $15,556                    $16,820             $12,479
   4/30/2005             $15,776                    $17,085             $12,563
   5/31/2005             $15,893                    $17,206             $12,550
   6/30/2005             $15,959                    $17,313             $12,556
   7/31/2005             $15,882                    $17,234             $12,615
   8/31/2005             $16,027                    $17,408             $12,679
   9/30/2005             $15,922                    $17,291             $12,834
  10/31/2005             $15,842                    $17,186             $12,860
  11/30/2005             $15,908                    $17,269             $12,757
  12/31/2005             $16,027                    $17,417             $12,705
   1/31/2006             $16,053                    $17,464             $12,802
   2/28/2006             $16,149                    $17,581             $12,828

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the 2006 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


24 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN FLORIDA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING ACCOUNT      ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                              VALUE 9/1/05         VALUE 2/28/06      PERIOD* 9/1/05-2/28/05
-------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000              $1,011.60                 $3.09
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000              $1,021.72                 $3.11
-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000              $1,008.90                 $5.78
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000              $1,019.04                 $5.81
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000              $1,008.00                 $5.83
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000              $1,018.99                 $5.86
-------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.62%; B:
1.16%; and C: 1.17%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


26 | Annual Report

FRANKLIN GEORGIA TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Georgia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin Georgia Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/06**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ...................................    62.0%
AA ....................................    13.7%
A .....................................     2.3%
BBB ...................................     3.3%
Below Investment Grade ................     1.7%
Not Rated by S&P ......................    17.0%

*Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**Does not include short-term investments and other net assets.

RATINGS                        MOODY'S
AAA or Aaa                       14.5%
AA or Aa                          1.6%
BBB or Baa                        0.9%
--------------------------------------
Total                            17.0%

--------------------------------------------------------------------------------

This annual report for Franklin Georgia Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $12.17 on February 28, 2005, to $12.13 on February 28, 2006. The Fund's Class A shares paid dividends totaling 51.14 cents per share for the reporting

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 104.


                                                              Annual Report | 27

DIVIDEND DISTRIBUTIONS 2

Franklin Georgia Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                        DIVIDEND PER SHARE
                                                --------------------------------
MONTH                                             CLASS A              CLASS C
--------------------------------------------------------------------------------
March                                           4.34 cents            3.79 cents
--------------------------------------------------------------------------------
April                                           4.34 cents            3.79 cents
--------------------------------------------------------------------------------
May                                             4.34 cents            3.79 cents
--------------------------------------------------------------------------------
June                                            4.34 cents            3.77 cents
--------------------------------------------------------------------------------
July                                            4.34 cents            3.77 cents
--------------------------------------------------------------------------------
August                                          4.34 cents            3.77 cents
--------------------------------------------------------------------------------
September                                       4.25 cents            3.68 cents
--------------------------------------------------------------------------------
October                                         4.25 cents            3.68 cents
--------------------------------------------------------------------------------
November                                        4.15 cents            3.58 cents
--------------------------------------------------------------------------------
December                                        4.15 cents            3.57 cents
--------------------------------------------------------------------------------
January                                         4.15 cents            3.57 cents
--------------------------------------------------------------------------------
February                                        4.15 cents            3.57 cents
--------------------------------------------------------------------------------
TOTAL                                          51.14 CENTS           44.33 CENTS
--------------------------------------------------------------------------------

period. 2 The Performance Summary beginning on page 30 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.93% based on an annualization of the current 4.15 cent per share dividend and the maximum offering price of $12.67 on February 28, 2006. An investor in the 2006 maximum combined effective federal and Georgia personal income tax bracket of 38.90% would need to earn a distribution rate of 6.43% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Georgia's broad-based economy continued to expand, albeit at a slower pace than the rest of the nation. Although the state's economy is well diversified and

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


28 | Annual Report
anchored by many major corporate headquarters such as Delta Airlines and BellSouth Corporation, a high concentration of jobs and economic activity in the Atlanta metropolitan area has led to heightened instability in economic downturns. In February 2006, Georgia's unemployment rate was at 5.0%, which was higher than the 4.8% national rate. 3 Most new job growth during the period under review occurred in population-based industries, such as housing and commercial enterprises, fueled by steady in-migration. However, the telecommunications and retail sectors remained weak.

Revenue collections in fiscal year 2005 continued to improve due to Georgia's economic recovery and tight control of appropriations. Personal and corporate income taxes and sales and use tax revenues helped the state achieve a budget surplus and replenish depleted reserves. Georgia's 2006 budget estimated revenues of $16.5 billion, a rise of 6.4% over fiscal year 2005 revenue projections. 4 Most departments should receive modest increases with education funding accounting for most of the general fund expenditures. Tobacco settlement funds of about $156 million will be applied toward health care expenses. 4 The state's overall debt burden remained low and future debt needs are expected to be manageable.

Independent credit rating agency Standard & Poor's assigned Georgia's general obligation bonds its highest rating of AAA with a stable outlook. 5 The rating reflects the state's strong financial monitoring and oversight.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Research: State Review: Georgia," RATINGSDIRECT, 11/1/05.

5. This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN

Franklin Georgia Tax-Free Income Fund
2/28/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Utilities                                                                  23.4%
--------------------------------------------------------------------------------
Prerefunded                                                                18.8%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     15.4%
--------------------------------------------------------------------------------
Higher Education                                                           15.2%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        8.0%
--------------------------------------------------------------------------------
General Obligation                                                          7.8%
--------------------------------------------------------------------------------
Other Revenue                                                               4.2%
--------------------------------------------------------------------------------
Housing                                                                     2.8%
--------------------------------------------------------------------------------
Transportation                                                              2.2%
--------------------------------------------------------------------------------
Tax-Supported                                                               1.6%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.6%
--------------------------------------------------------------------------------

*Does not include short-term investments and other net assets.


                                                              Annual Report | 29

PERFORMANCE SUMMARY AS OF 2/28/06

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FTGAX)                                    CHANGE       2/28/06       2/28/05
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.04        $12.13        $12.17
----------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
----------------------------------------------------------------------------------------------
Dividend Income                              $0.5114
----------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FGAIX)                                    CHANGE       2/28/06       2/28/05
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.03        $12.24        $12.27
----------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
----------------------------------------------------------------------------------------------
Dividend Income                              $0.4433
----------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------------------------------
CLASS A                                                               1-YEAR                   5-YEAR             10-YEAR
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                             +3.91%                  +29.70%             +67.16%
-----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                         -0.50%                   +4.43%              +4.81%
-----------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                                    -0.70%                   +4.09%              +4.84%
-----------------------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                             3.93%
-----------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5          6.43%
-----------------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                     3.26%
-----------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                      5.34%
-----------------------------------------------------------------------------------------------------------------------------
CLASS C                                                              1-YEAR                   5-YEAR             10-YEAR
-----------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                             +3.39%                  +26.24%             +58.46%
-----------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                         +2.39%                   +4.77%              +4.71%
-----------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                                    +2.14%                   +4.41%              +4.72%
-----------------------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                             3.51%
-----------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5          5.74%
-----------------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                     2.87%
-----------------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                      4.70%
-----------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


30 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Franklin Giorgia
                   Tax-free Income Fund      Lehman Brothers
    Date               (Class A)            Municipal Bond Index 7        CPI 7
--------------------------------------------------------------------------------
  3/1/1996                $9,573                    $10,000              $10,000
  3/31/1996               $9,489                     $9,872              $10,052
  4/30/1996               $9,492                     $9,844              $10,090
  5/31/1996               $9,513                     $9,840              $10,110
  6/30/1996               $9,607                     $9,948              $10,116
  7/31/1996               $9,660                    $10,038              $10,136
  8/31/1996               $9,672                    $10,036              $10,155
  9/30/1996               $9,791                    $10,176              $10,187
 10/31/1996               $9,877                    $10,291              $10,219
 11/30/1996              $10,005                    $10,479              $10,239
 12/31/1996              $10,007                    $10,435              $10,239
  1/31/1997              $10,027                    $10,455              $10,271
  2/28/1997              $10,097                    $10,551              $10,303
  3/31/1997              $10,006                    $10,410              $10,329
  4/30/1997              $10,085                    $10,497              $10,342
  5/31/1997              $10,191                    $10,655              $10,336
  6/30/1997              $10,280                    $10,769              $10,349
  7/31/1997              $10,499                    $11,067              $10,362
  8/31/1997              $10,432                    $10,963              $10,381
  9/30/1997              $10,539                    $11,093              $10,407
 10/31/1997              $10,595                    $11,165              $10,433
 11/30/1997              $10,668                    $11,231              $10,426
 12/31/1997              $10,795                    $11,394              $10,413
  1/31/1998              $10,878                    $11,512              $10,433
  2/28/1998              $10,880                    $11,515              $10,452
  3/31/1998              $10,900                    $11,525              $10,471
  4/30/1998              $10,893                    $11,474              $10,491
  5/31/1998              $11,030                    $11,655              $10,510
  6/30/1998              $11,064                    $11,701              $10,523
  7/31/1998              $11,084                    $11,730              $10,536
  8/31/1998              $11,215                    $11,911              $10,549
  9/30/1998              $11,345                    $12,060              $10,562
 10/31/1998              $11,318                    $12,060              $10,587
 11/30/1998              $11,365                    $12,102              $10,587
 12/31/1998              $11,404                    $12,132              $10,581
  1/31/1999              $11,488                    $12,277              $10,607
  2/28/1999              $11,451                    $12,223              $10,620
  3/31/1999              $11,469                    $12,240              $10,652
  4/30/1999              $11,506                    $12,271              $10,730
  5/31/1999              $11,449                    $12,200              $10,730
  6/30/1999              $11,296                    $12,024              $10,730
  7/31/1999              $11,304                    $12,068              $10,762
  8/31/1999              $11,169                    $11,971              $10,788
  9/30/1999              $11,139                    $11,976              $10,839
 10/31/1999              $10,982                    $11,846              $10,859
 11/30/1999              $11,060                    $11,972              $10,865
 12/31/1999              $10,960                    $11,883              $10,865
  1/31/2000              $10,861                    $11,831              $10,897
  2/29/2000              $11,020                    $11,969              $10,962
  3/31/2000              $11,279                    $12,230              $11,052
  4/30/2000              $11,228                    $12,158              $11,059
  5/31/2000              $11,158                    $12,095              $11,072
  6/30/2000              $11,451                    $12,415              $11,130
  7/31/2000              $11,583                    $12,588              $11,156
  8/31/2000              $11,766                    $12,782              $11,156
  9/30/2000              $11,683                    $12,715              $11,214
 10/31/2000              $11,826                    $12,854              $11,233
 11/30/2000              $11,929                    $12,952              $11,240
 12/31/2000              $12,218                    $13,271              $11,233
  1/31/2001              $12,290                    $13,403              $11,304
  2/28/2001              $12,341                    $13,446              $11,349
  3/31/2001              $12,455                    $13,566              $11,375
  4/30/2001              $12,326                    $13,419              $11,420
  5/31/2001              $12,431                    $13,563              $11,472
  6/30/2001              $12,535                    $13,654              $11,491
  7/31/2001              $12,715                    $13,857              $11,459
  8/31/2001              $12,918                    $14,085              $11,459
  9/30/2001              $12,829                    $14,038              $11,511
 10/31/2001              $13,011                    $14,205              $11,472
 11/30/2001              $12,910                    $14,085              $11,453
 12/31/2001              $12,787                    $13,952              $11,407
  1/31/2002              $12,948                    $14,194              $11,433
  2/28/2002              $13,099                    $14,365              $11,478
  3/31/2002              $12,875                    $14,083              $11,543
  4/30/2002              $13,038                    $14,359              $11,607
  5/31/2002              $13,102                    $14,446              $11,607
  6/30/2002              $13,210                    $14,599              $11,614
  7/31/2002              $13,364                    $14,786              $11,627
  8/31/2002              $13,484                    $14,964              $11,666
  9/30/2002              $13,775                    $15,292              $11,685
 10/31/2002              $13,488                    $15,038              $11,704
 11/30/2002              $13,461                    $14,976              $11,704
 12/31/2002              $13,733                    $15,292              $11,679
  1/31/2003              $13,707                    $15,253              $11,730
  2/28/2003              $13,888                    $15,466              $11,821
  3/31/2003              $13,896                    $15,476              $11,892
  4/30/2003              $14,043                    $15,578              $11,866
  5/31/2003              $14,378                    $15,943              $11,846
  6/30/2003              $14,407                    $15,875              $11,859
  7/31/2003              $13,811                    $15,319              $11,872
  8/31/2003              $13,935                    $15,434              $11,917
  9/30/2003              $14,345                    $15,887              $11,956
 10/31/2003              $14,232                    $15,807              $11,943
 11/30/2003              $14,393                    $15,972              $11,911
 12/31/2003              $14,530                    $16,104              $11,898
  1/31/2004              $14,642                    $16,197              $11,956
  2/29/2004              $14,864                    $16,440              $12,021
  3/31/2004              $14,820                    $16,383              $12,098
  4/30/2004              $14,447                    $15,995              $12,137
  5/31/2004              $14,391                    $15,937              $12,208
  6/30/2004              $14,445                    $15,995              $12,247
  7/31/2004              $14,635                    $16,205              $12,227
  8/31/2004              $14,911                    $16,530              $12,234
  9/30/2004              $15,015                    $16,618              $12,260
 10/31/2004              $15,169                    $16,761              $12,324
 11/30/2004              $15,012                    $16,623              $12,331
 12/31/2004              $15,242                    $16,826              $12,285
  1/31/2005              $15,461                    $16,983              $12,311
  2/28/2005              $15,402                    $16,927              $12,382
  3/31/2005              $15,318                    $16,820              $12,479
  4/30/2005              $15,564                    $17,085              $12,563
  5/31/2005              $15,683                    $17,206              $12,550
  6/30/2005              $15,738                    $17,313              $12,556
  7/31/2005              $15,678                    $17,234              $12,615
  8/31/2005              $15,851                    $17,408              $12,679
  9/30/2005              $15,724                    $17,291              $12,834
 10/31/2005              $15,623                    $17,186              $12,860
 11/30/2005              $15,691                    $17,269              $12,757
 12/31/2005              $15,849                    $17,417              $12,705
  1/31/2006              $15,879                    $17,464              $12,802
  2/28/2006              $16,002                    $17,581              $12,828

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
 CLASS A                           2/28/06
------------------------------------------
 1-Year                             -0.50%
------------------------------------------
 5-Year                             +4.43%
------------------------------------------
 10-Year                            +4.81%
------------------------------------------

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

AVERAGE ANNUAL TOTAL RETURN

                     Franklin Giorgia
                   Tax-free Income Fund      Lehman Brothers
    Date               (Class C)            Municipal Bond Index 7        CPI 7
--------------------------------------------------------------------------------
  3/1/1996               $10,000                  $10,000               $10,000
  3/31/1996              $9,909                    $9,872               $10,052
  4/30/1996              $9,908                    $9,844               $10,090
  5/31/1996              $9,924                    $9,840               $10,110
  6/30/1996              $10,017                   $9,948               $10,116
  7/31/1996              $10,074                  $10,038               $10,136
  8/31/1996              $10,079                  $10,036               $10,155
  9/30/1996              $10,204                  $10,176               $10,187
 10/31/1996              $10,288                  $10,291               $10,219
 11/30/1996              $10,407                  $10,479               $10,239
 12/31/1996              $10,414                  $10,435               $10,239
  1/31/1997              $10,421                  $10,455               $10,271
  2/28/1997              $10,498                  $10,551               $10,303
  3/31/1997              $10,399                  $10,410               $10,329
  4/30/1997              $10,467                  $10,497               $10,342
  5/31/1997              $10,580                  $10,655               $10,336
  6/30/1997              $10,667                  $10,769               $10,349
  7/31/1997              $10,889                  $11,067               $10,362
  8/31/1997              $10,814                  $10,963               $10,381
  9/30/1997              $10,920                  $11,093               $10,407
 10/31/1997              $10,972                  $11,165               $10,433
 11/30/1997              $11,042                  $11,231               $10,426
 12/31/1997              $11,177                  $11,394               $10,413
  1/31/1998              $11,247                  $11,512               $10,433
  2/28/1998              $11,254                  $11,515               $10,452
  3/31/1998              $11,260                  $11,525               $10,471
  4/30/1998              $11,247                  $11,474               $10,491
  5/31/1998              $11,383                  $11,655               $10,510
  6/30/1998              $11,422                  $11,701               $10,523
  7/31/1998              $11,437                  $11,730               $10,536
  8/31/1998              $11,566                  $11,911               $10,549
  9/30/1998              $11,694                  $12,060               $10,562
 10/31/1998              $11,661                  $12,060               $10,587
 11/30/1998              $11,704                  $12,102               $10,587
 12/31/1998              $11,738                  $12,132               $10,581
  1/31/1999              $11,829                  $12,277               $10,607
  2/28/1999              $11,785                  $12,223               $10,620
  3/31/1999              $11,799                  $12,240               $10,652
  4/30/1999              $11,822                  $12,271               $10,730
  5/31/1999              $11,758                  $12,200               $10,730
  6/30/1999              $11,597                  $12,024               $10,730
  7/31/1999              $11,600                  $12,068               $10,762
  8/31/1999              $11,456                  $11,971               $10,788
  9/30/1999              $11,420                  $11,976               $10,839
 10/31/1999              $11,254                  $11,846               $10,859
 11/30/1999              $11,336                  $11,972               $10,865
 12/31/1999              $11,220                  $11,883               $10,865
  1/31/2000              $11,114                  $11,831               $10,897
  2/29/2000              $11,270                  $11,969               $10,962
  3/31/2000              $11,529                  $12,230               $11,052
  4/30/2000              $11,472                  $12,158               $11,059
  5/31/2000              $11,396                  $12,095               $11,072
  6/30/2000              $11,688                  $12,415               $11,130
  7/31/2000              $11,827                  $12,588               $11,156
  8/31/2000              $11,998                  $12,782               $11,156
  9/30/2000              $11,908                  $12,715               $11,214
 10/31/2000              $12,048                  $12,854               $11,233
 11/30/2000              $12,147                  $12,952               $11,240
 12/31/2000              $12,445                  $13,271               $11,233
  1/31/2001              $12,511                  $13,403               $11,304
  2/28/2001              $12,557                  $13,446               $11,349
  3/31/2001              $12,666                  $13,566               $11,375
  4/30/2001              $12,519                  $13,419               $11,420
  5/31/2001              $12,629                  $13,563               $11,472
  6/30/2001              $12,729                  $13,654               $11,491
  7/31/2001              $12,905                  $13,857               $11,459
  8/31/2001              $13,103                  $14,085               $11,459
  9/30/2001              $13,008                  $14,038               $11,511
 10/31/2001              $13,185                  $14,205               $11,472
 11/30/2001              $13,078                  $14,085               $11,453
 12/31/2001              $12,948                  $13,952               $11,407
  1/31/2002              $13,103                  $14,194               $11,433
  2/28/2002              $13,249                  $14,365               $11,478
  3/31/2002              $13,017                  $14,083               $11,543
  4/30/2002              $13,186                  $14,359               $11,607
  5/31/2002              $13,233                  $14,446               $11,607
  6/30/2002              $13,347                  $14,599               $11,614
  7/31/2002              $13,495                  $14,786               $11,627
  8/31/2002              $13,611                  $14,964               $11,666
  9/30/2002              $13,907                  $15,292               $11,685
 10/31/2002              $13,602                  $15,038               $11,704
 11/30/2002              $13,558                  $14,976               $11,704
 12/31/2002              $13,835                  $15,292               $11,679
  1/31/2003              $13,802                  $15,253               $11,730
  2/28/2003              $13,977                  $15,466               $11,821
  3/31/2003              $13,979                  $15,476               $11,892
  4/30/2003              $14,120                  $15,578               $11,866
  5/31/2003              $14,459                  $15,943               $11,846
  6/30/2003              $14,470                  $15,875               $11,859
  7/31/2003              $13,869                  $15,319               $11,872
  8/31/2003              $13,985                  $15,434               $11,917
  9/30/2003              $14,398                  $15,887               $11,956
 10/31/2003              $14,266                  $15,807               $11,943
 11/30/2003              $14,431                  $15,972               $11,911
 12/31/2003              $14,561                  $16,104               $11,898
  1/31/2004              $14,654                  $16,197               $11,956
  2/29/2004              $14,881                  $16,440               $12,021
  3/31/2004              $14,830                  $16,383               $12,098
  4/30/2004              $14,454                  $15,995               $12,137
  5/31/2004              $14,392                  $15,937               $12,208
  6/30/2004              $14,427                  $15,995               $12,247
  7/31/2004              $14,620                  $16,205               $12,227
  8/31/2004              $14,887                  $16,530               $12,234
  9/30/2004              $14,983                  $16,618               $12,260
 10/31/2004              $15,129                  $16,761               $12,324
 11/30/2004              $14,966                  $16,623               $12,331
 12/31/2004              $15,187                  $16,826               $12,285
  1/31/2005              $15,408                  $16,983               $12,311
  2/28/2005              $15,331                  $16,927               $12,382
  3/31/2005              $15,241                  $16,820               $12,479
  4/30/2005              $15,489                  $17,085               $12,563
  5/31/2005              $15,600                  $17,206               $12,550
  6/30/2005              $15,648                  $17,313               $12,556
  7/31/2005              $15,581                  $17,234               $12,615
  8/31/2005              $15,744                  $17,408               $12,679
  9/30/2005              $15,612                  $17,291               $12,834
 10/31/2005              $15,493                  $17,186               $12,860
 11/30/2005              $15,564                  $17,269               $12,757
 12/31/2005              $15,713                  $17,417               $12,705
  1/31/2006              $15,721                  $17,464               $12,802
  2/28/2006              $15,846                  $17,581               $12,828

------------------------------------------
CLASS C                            2/28/06
------------------------------------------
1-Year                              +2.39%
------------------------------------------
5-Year                              +4.77%
------------------------------------------
10-Year                             +4.71%
------------------------------------------


                                                              Annual Report | 31

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and Georgia personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


32 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN GEORGIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 33

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING ACCOUNT          ENDING ACCOUNT          EXPENSES PAID DURING
CLASS A                                             VALUE 9/1/05             VALUE 2/28/06         PERIOD* 9/1/05-2/28/06
-------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                  $1,009.50                    $3.69
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                  $1,021.12                    $3.71
-------------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                  $1,006.70                    $6.42
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                  $1,018.40                    $6.46
-------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.74% and
C: 1.29%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


34 | Annual Report

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Kentucky Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin Kentucky Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/06**


AAA ..................................... 47.0%
AA ......................................  9.7%
A .......................................  7.7%
BBB .....................................  9.6%
Below Investment Grade ..................  1.5%
Not Rated by S&P ........................ 24.5%

*Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**Does not include short-term investments and other net assets.

RATINGS                             MOODY'S
AAA or Aaa                            18.7%
AA or Aa                               5.1%
BBB or Baa                             0.7%
-------------------------------------------
Total                                 24.5%

--------------------------------------------------------------------------------

This annual report for Franklin Kentucky Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.41 on February 28, 2005, to $11.39 on February 28, 2006. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 109.


                                                              Annual Report | 35

DIVIDEND DISTRIBUTIONS 2

Franklin Kentucky Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                              DIVIDEND PER SHARE
                                                              ------------------
MONTH                                                                    CLASS A
--------------------------------------------------------------------------------
March                                                                 3.95 cents
--------------------------------------------------------------------------------
April                                                                 3.95 cents
--------------------------------------------------------------------------------
May                                                                   3.95 cents
--------------------------------------------------------------------------------
June                                                                  3.95 cents
--------------------------------------------------------------------------------
July                                                                  3.95 cents
--------------------------------------------------------------------------------
August                                                                3.95 cents
--------------------------------------------------------------------------------
September                                                             3.90 cents
--------------------------------------------------------------------------------
October                                                               3.90 cents
--------------------------------------------------------------------------------
November                                                              3.85 cents
--------------------------------------------------------------------------------
December                                                              3.85 cents
--------------------------------------------------------------------------------
January                                                               3.85 cents
--------------------------------------------------------------------------------
February                                                              3.85 cents
--------------------------------------------------------------------------------
TOTAL                                                                46.90 CENTS
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 46.90 cents per share for the same period. 2 The Performance Summary beginning on page 38 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.88%. An investor in the 2006 maximum combined effective federal and Kentucky personal income tax bracket of 38.90% would need to earn a distribution rate of 6.35% from a taxable investment to match the Fund's Class A tax-free distribution rate.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

COMMONWEALTH UPDATE

Kentucky's economy exhibited some improvement during the year under review. However, its unemployment rate increased from 5.6% at the beginning of the reporting period to 6.3% in February 2006 as Kentucky's reliance on the durable goods manufacturing sector continued to pose a risk to its economy. 3 Jobs were added in the professional and business services, leisure and hospitality, education and health services, and construction sectors.

The reporting period began with Kentucky operating under a quarterly executive spending plan in the absence of an adopted budget. On March 21, 2005, a budget was finally enacted that incorporated the prior spending plans and appropriated funds for the rest of the biennium. Additionally, the governor's proposed tax-restructuring plan was approved. Highlights of the new plan included individual income tax rate cuts for certain middle income categories, repeal and reduction of certain business taxes, reclassification of the tax base of limited liability entities as corporations to increase their taxability, increased cigarette and alcohol taxes, and the restructure of communications taxes.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.


36 | Annual Report

Due to increased debt issuance over the last several years to support economic development and public higher education, Kentucky's debt levels remained high. The state's debt as a percentage of personal income was 4.0% compared with the 2005 national median of 2.4%. 4 Debt per capita was $1,057 compared with the 2005 national median of $703. 4

Independent credit rating agency Moody's Investors Service assigned Kentucky an issuer credit rating of Aa2 with a negative outlook. 5 The rating reflected the commonwealth's financial reform and control record, well-managed debt program and adequate pension system funding. These strengths were offset by a weakened economy that has strained its operating budget, low per capita income, above-average debt ratios and a rising debt burden. Kentucky's credit outlook was negative based on continued fiscal pressure the commonwealth will likely face to return to a structural budget balance.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

4. Source: Moody's Investors Service, "New Issue: Kentucky (Commonwealth of)," 10/28/05.

5. This does not indicate Moody's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN

Franklin Kentucky Tax-Free Income Fund
2/28/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       27.6%
--------------------------------------------------------------------------------
Utilities**                                                                25.3%
--------------------------------------------------------------------------------
Prerefunded                                                                13.2%
--------------------------------------------------------------------------------
General Obligation                                                         12.0%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      6.5%
--------------------------------------------------------------------------------
Other Revenue                                                               6.5%
--------------------------------------------------------------------------------
Transportation                                                              3.5%
--------------------------------------------------------------------------------
Higher Education                                                            2.6%
--------------------------------------------------------------------------------
Tax-Supported                                                               1.7%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.8%
--------------------------------------------------------------------------------
Housing                                                                     0.3%
--------------------------------------------------------------------------------

*Does not include short-term investments and other net assets.

**The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.


                                                              Annual Report | 37

PERFORMANCE SUMMARY AS OF 2/28/06

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRKYX)                                          CHANGE        2/28/06    2/28/05
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                            -$0.02         $11.39     $11.41
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
--------------------------------------------------------------------------------------------------
Dividend Income                                   $0.4690
--------------------------------------------------------------------------------------------------

PERFORMANCE 1

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

--------------------------------------------------------------------------------------------------
CLASS A                                                        1-YEAR         5-YEAR      10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                      +4.01%        +29.26%      +69.04%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                  -0.44%         +4.36%       +4.93%
--------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                             -0.57%         +4.01%       +5.02%
--------------------------------------------------------------------------------------------------
  Distribution Rate 5                             3.88%
--------------------------------------------------------------------------------------------------
  Taxable Equivalent Distribution Rate 6          6.35%
--------------------------------------------------------------------------------------------------
  30-Day Standardized Yield 7                     3.63%
--------------------------------------------------------------------------------------------------
  Taxable Equivalent Yield 6                      5.94%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


38 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes the current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Kentucky
                 Tax-Free Income Fund        Lehman Brothers
   Date              (Class A)            Municipal Bond Index 8      CPI 8
--------------------------------------------------------------------------------
  3/1/1996               $9,575                    $10,000           $10,000
  3/31/1996              $9,437                    $9,872            $10,052
  4/30/1996              $9,429                    $9,844            $10,090
  5/31/1996              $9,438                    $9,840            $10,110
  6/30/1996              $9,563                    $9,948            $10,116
  7/31/1996              $9,626                    $10,038           $10,136
  8/31/1996              $9,626                    $10,036           $10,155
  9/30/1996              $9,779                    $10,176           $10,187
 10/31/1996              $9,897                    $10,291           $10,219
 11/30/1996              $10,069                   $10,479           $10,239
 12/31/1996              $10,043                   $10,435           $10,239
  1/31/1997              $10,044                   $10,455           $10,271
  2/28/1997              $10,136                   $10,551           $10,303
  3/31/1997              $9,999                    $10,410           $10,329
  4/30/1997              $10,092                   $10,497           $10,342
  5/31/1997              $10,232                   $10,655           $10,336
  6/30/1997              $10,344                   $10,769           $10,349
  7/31/1997              $10,626                   $11,067           $10,362
  8/31/1997              $10,552                   $10,963           $10,381
  9/30/1997              $10,675                   $11,093           $10,407
 10/31/1997              $10,733                   $11,165           $10,433
 11/30/1997              $10,820                   $11,231           $10,426
 12/31/1997              $10,983                   $11,394           $10,413
  1/31/1998              $11,078                   $11,512           $10,433
  2/28/1998              $11,088                   $11,515           $10,452
  3/31/1998              $11,117                   $11,525           $10,471
  4/30/1998              $11,078                   $11,474           $10,491
  5/31/1998              $11,254                   $11,655           $10,510
  6/30/1998              $11,303                   $11,701           $10,523
  7/31/1998              $11,323                   $11,730           $10,536
  8/31/1998              $11,481                   $11,911           $10,549
  9/30/1998              $11,611                   $12,060           $10,562
 10/31/1998              $11,580                   $12,060           $10,587
 11/30/1998              $11,621                   $12,102           $10,587
 12/31/1998              $11,651                   $12,132           $10,581
  1/31/1999              $11,762                   $12,277           $10,607
  2/28/1999              $11,701                   $12,223           $10,620
  3/31/1999              $11,730                   $12,240           $10,652
  4/30/1999              $11,749                   $12,271           $10,730
  5/31/1999              $11,686                   $12,200           $10,730
  6/30/1999              $11,519                   $12,024           $10,730
  7/31/1999              $11,527                   $12,068           $10,762
  8/31/1999              $11,380                   $11,971           $10,788
  9/30/1999              $11,357                   $11,976           $10,839
 10/31/1999              $11,176                   $11,846           $10,859
 11/30/1999              $11,259                   $11,972           $10,865
 12/31/1999              $11,150                   $11,883           $10,865
  1/31/2000              $11,052                   $11,831           $10,897
  2/29/2000              $11,212                   $11,969           $10,962
  3/31/2000              $11,490                   $12,230           $11,052
  4/30/2000              $11,368                   $12,158           $11,059
  5/31/2000              $11,236                   $12,095           $11,072
  6/30/2000              $11,551                   $12,415           $11,130
  7/31/2000              $11,746                   $12,588           $11,156
  8/31/2000              $11,943                   $12,782           $11,156
  9/30/2000              $11,852                   $12,715           $11,214
 10/31/2000              $11,994                   $12,854           $11,233
 11/30/2000              $12,104                   $12,952           $11,240
 12/31/2000              $12,439                   $13,271           $11,233
  1/31/2001              $12,493                   $13,403           $11,304
  2/28/2001              $12,525                   $13,446           $11,349
  3/31/2001              $12,646                   $13,566           $11,375
  4/30/2001              $12,484                   $13,419           $11,420
  5/31/2001              $12,619                   $13,563           $11,472
  6/30/2001              $12,742                   $13,654           $11,491
  7/31/2001              $12,935                   $13,857           $11,459
  8/31/2001              $13,129                   $14,085           $11,459
  9/30/2001              $12,986                   $14,038           $11,511
 10/31/2001              $13,170                   $14,205           $11,472
 11/30/2001              $13,072                   $14,085           $11,453
 12/31/2001              $12,934                   $13,952           $11,407
  1/31/2002              $13,127                   $14,194           $11,433
  2/28/2002              $13,286                   $14,365           $11,478
  3/31/2002              $13,075                   $14,083           $11,543
  4/30/2002              $13,284                   $14,359           $11,607
  5/31/2002              $13,362                   $14,446           $11,607
  6/30/2002              $13,511                   $14,599           $11,614
  7/31/2002              $13,662                   $14,786           $11,627
  8/31/2002              $13,789                   $14,964           $11,666
  9/30/2002              $14,038                   $15,292           $11,685
 10/31/2002              $13,749                   $15,038           $11,704
 11/30/2002              $13,705                   $14,976           $11,704
 12/31/2002              $14,007                   $15,292           $11,679
  1/31/2003              $13,947                   $15,253           $11,730
  2/28/2003              $14,137                   $15,466           $11,821
  3/31/2003              $14,127                   $15,476           $11,892
  4/30/2003              $14,205                   $15,578           $11,866
  5/31/2003              $14,548                   $15,943           $11,846
  6/30/2003              $14,499                   $15,875           $11,859
  7/31/2003              $13,915                   $15,319           $11,872
  8/31/2003              $14,045                   $15,434           $11,917
  9/30/2003              $14,521                   $15,887           $11,956
 10/31/2003              $14,433                   $15,807           $11,943
 11/30/2003              $14,590                   $15,972           $11,911
 12/31/2003              $14,734                   $16,104           $11,898
  1/31/2004              $14,813                   $16,197           $11,956
  2/29/2004              $15,050                   $16,440           $12,021
  3/31/2004              $15,038                   $16,383           $12,098
  4/30/2004              $14,659                   $15,995           $12,137
  5/31/2004              $14,556                   $15,937           $12,208
  6/30/2004              $14,623                   $15,995           $12,247
  7/31/2004              $14,835                   $16,205           $12,227
  8/31/2004              $15,088                   $16,530           $12,234
  9/30/2004              $15,249                   $16,618           $12,260
 10/31/2004              $15,329                   $16,761           $12,324
 11/30/2004              $15,221                   $16,623           $12,331
 12/31/2004              $15,424                   $16,826           $12,285
  1/31/2005              $15,614                   $16,983           $12,311
  2/28/2005              $15,573                   $16,927           $12,382
  3/31/2005              $15,490                   $16,820           $12,479
  4/30/2005              $15,750                   $17,085           $12,563
  5/31/2005              $15,845                   $17,206           $12,550
  6/30/2005              $15,914                   $17,313           $12,556
  7/31/2005              $15,858                   $17,234           $12,615
  8/31/2005              $16,010                   $17,408           $12,679
  9/30/2005              $15,911                   $17,291           $12,834
 10/31/2005              $15,811                   $17,186           $12,860
 11/30/2005              $15,879                   $17,269           $12,757
 12/31/2005              $16,032                   $17,417           $12,705
  1/31/2006              $16,058                   $17,464           $12,802
  2/28/2006              $16,186                   $17,581           $12,828

Total Returns            61.86%                    75.81%             28.28%

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS A                         2/28/06
---------------------------------------
1-Year                           -0.44%
---------------------------------------
5-Year                           +4.36%
---------------------------------------
10-Year                          +4.93%
---------------------------------------


                                                              Annual Report | 39

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. If the Fund's manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.51%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the 3.85 cent per share current monthly dividend and the maximum offering price of $11.90 per share on 2/28/06.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and Kentucky personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

7. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


40 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 41

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING ACCOUNT          ENDING ACCOUNT          EXPENSES PAID DURING
CLASS A                                            VALUE 9/1/05             VALUE 2/28/06         PERIOD* 9/1/05-2/28/06
-----------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                  $1,011.40                    $3.74
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                  $1,021.08                    $3.76
-----------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.75%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


42 | Annual Report

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Louisiana Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin Louisiana Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/06**

--------------------------------------------------------------------------------
                                                               % OF TOTAL
RATINGS                                                  LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                               77.9%
--------------------------------------------------------------------------------
AA                                                                 0.7%
--------------------------------------------------------------------------------
BBB                                                               10.6%
--------------------------------------------------------------------------------
Below Investment Grade                                             2.3%
--------------------------------------------------------------------------------
Not Rated by S&P                                                   8.5%
--------------------------------------------------------------------------------

*Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**Does not include short-term investments and other net assets.

RATINGS                      MOODY'S      INTERNAL
AAA or Aaa                      6.4%          0.8%
A                               1.3%            --
--------------------------------------------------
Total                           7.7%          0.8%

This annual report for Franklin Louisiana Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.68 on February 28, 2005, to $11.52 on February 28, 2006. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 114.


                                                              Annual Report | 43

DIVIDEND DISTRIBUTIONS 2

Franklin Louisiana Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                       DIVIDEND PER SHARE
                                             -----------------------------------
MONTH                                           CLASS A               CLASS C
--------------------------------------------------------------------------------
March                                          4.26 cents            3.70 cents
--------------------------------------------------------------------------------
April                                          4.26 cents            3.70 cents
--------------------------------------------------------------------------------
May                                            4.26 cents            3.70 cents
--------------------------------------------------------------------------------
June                                           4.26 cents            3.73 cents
--------------------------------------------------------------------------------
July                                           4.26 cents            3.73 cents
--------------------------------------------------------------------------------
August                                         4.26 cents            3.73 cents
--------------------------------------------------------------------------------
September                                      4.15 cents            3.62 cents
--------------------------------------------------------------------------------
October                                        4.15 cents            3.62 cents
--------------------------------------------------------------------------------
November                                       4.10 cents            3.57 cents
--------------------------------------------------------------------------------
December                                       4.10 cents            3.58 cents
--------------------------------------------------------------------------------
January                                        4.10 cents            3.58 cents
--------------------------------------------------------------------------------
February                                       4.10 cents            3.58 cents
--------------------------------------------------------------------------------
TOTAL                                         50.26 CENTS           43.84 CENTS
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 50.26 cents per share for the reporting period. 2 The Performance Summary beginning on page 47 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.09% based on an annualization of the current 4.10 cent per share dividend and the maximum offering price of $12.03 on February 28, 2006. An investor in the 2006 maximum combined effective federal and Louisiana personal income tax bracket of 38.90% would need to earn a distribution rate of 6.69% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


44 | Annual Report

STATE UPDATE

Hurricanes Katrina and Rita devastated Louisiana's economy in 2005. Many of the state's key industries suffered severe losses due to the storms, such as tourism, seafood production, oil and gas, and chemicals. In addition, the negative effects were further compounded by extensive damage to the state's infrastructure, residential housing and business establishments, especially in and around the metropolitan New Orleans area. In the months following Hurricane Katrina, the state's unemployment rate jumped to 12.1%, but has since fallen to 4.3% at period-end. 3 The hurricanes' long-term impact remains uncertain, but as many industries strive to move ahead with repair and rebuilding efforts, the bigger issue for Louisiana's recovery is whether businesses and workers will return to the affected areas after the initial cleanup phase.

Governor Kathleen Blanco called a special legislative session in November to address the fiscal effects on the state government, including revenue shortfalls from loss of tax revenues following the storms. The state closed the anticipated gap with approximately $600 million in budget cuts that affected virtually all areas, $154 million from its rainy day funds, and $189 million in surplus funds from fiscal year 2005. 4 Prior to the hurricanes in 2005, Louisiana had taken many proactive measures to strengthen its debt position. The federal government also enacted several measures, including federal loan guarantees, intended to boost economic development in the damaged Gulf Coast region.

Independent credit rating agency Standard & Poor's lowered its rating on Louisiana's general obligation bonds from A+ to A with a negative outlook. 5 The rating reflected the major uncertainties and challenges facing the state as a result of the aftermath of Hurricanes Katrina and Rita.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Research: Three Months After Katrina, The Misery Remains," RATINGSDIRECT, 11/30/05.

5. This does not indicate Standard & Poor's rating of the Fund.

PORTFOLIO BREAKDOWN

Franklin Louisiana Tax-Free Income Fund
2/28/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Tax-Supported                                                              18.9%
--------------------------------------------------------------------------------
Higher Education                                                           14.0%
--------------------------------------------------------------------------------
Prerefunded                                                                12.0%
--------------------------------------------------------------------------------
Utilities                                                                   9.8%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      9.4%
--------------------------------------------------------------------------------
Other Revenue                                                               9.2%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        9.0%
--------------------------------------------------------------------------------
General Obligation                                                          8.7%
--------------------------------------------------------------------------------
Housing                                                                     4.0%
--------------------------------------------------------------------------------
Corporate-Backed                                                            2.5%
--------------------------------------------------------------------------------
Transportation                                                              2.5%
--------------------------------------------------------------------------------

*Does not include short-term investments and other net assets.


                                                              Annual Report | 45

At the Fund's fiscal year-end, 80.8% of the Fund's securities were insured by a AAA-rated municipal bond insurer. 6 Municipal bond insurers are designed to pay principal and interest "when due," meaning they guarantee the scheduled payments of principal and interest to bond holders. These insurers had little exposure of net par outstanding to bonds issued in Hurricane Katrina affected areas. Because of their minimal exposure, bond insurers' AAA ratings have been affirmed by all three independent rating agencies since Katrina. Despite the underlying credit ratings of the issuer being downgraded to below investment grade, insured bonds maintained their AAA rating.

The Fund's uninsured credit driven securities impacted by Hurricane Katrina include two New Orleans not-for-profit hospitals: A-rated Ochsner Clinic and BBB-rated Touro Infirmary. Ochsner Clinic represented 1.2% and Touro Infirmary 2.8% of Franklin Louisiana Tax-Free Income Fund's total net assets at year-end. Fortunately, both facilities sustained limited physical damage. Ochsner Clinic remained open after the hurricanes while Touro Infirmary closed temporarily. Touro Infirmary reopened its emergency room on September 28 and resumed most patient services by November 12. We are closely monitoring patient volumes and the progress of both issuers.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

6. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


46 | Annual Report

PERFORMANCE SUMMARY AS OF 2/28/06

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKLAX)                                        CHANGE          2/28/06      2/28/05
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                          -$0.16           $11.52       $11.68
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
----------------------------------------------------------------------------------------------------
Dividend Income                                $0.5026
----------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FLAIX)                                        CHANGE          2/28/06      2/28/05
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                          -$0.16           $11.63       $11.79
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
----------------------------------------------------------------------------------------------------
Dividend Income                                $0.4384
----------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------
CLASS A                                                       1-YEAR          5-YEAR        10-YEAR
----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                      +2.99%         +29.50%        +68.53%
----------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                  -1.40%          +4.39%         +4.90%
----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                             -1.46%          +4.11%         +4.93%
----------------------------------------------------------------------------------------------------
   Distribution Rate 4                         4.09%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.69%
----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.50%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.73%
----------------------------------------------------------------------------------------------------
CLASS C                                                       1-YEAR          5-YEAR        10-YEAR
----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                      +2.40%         +26.01%        +59.63%
----------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                  +1.41%          +4.73%         +4.79%
----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                             +1.31%          +4.45%         +4.83%
----------------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.67%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.01%
----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.07%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.02%
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 47

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
CLASS A                        2/28/06
-----------------------------------------
1-Year                          -1.40%
-----------------------------------------
5-Year                          +4.39%
-----------------------------------------
10-Year                         +4.90%
-----------------------------------------

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Louisiana
                 Tax-Free Income Fund         Lehman Brothers
  Date                (Class A)            Municipal Bond Index 7       CPI 7
--------------------------------------------------------------------------------
  3/1/1996              $9,577                   $10,000               $10,000
 3/31/1996              $9,496                    $9,872               $10,052
 4/30/1996              $9,482                    $9,844               $10,090
 5/31/1996              $9,511                    $9,840               $10,110
 6/30/1996              $9,609                    $9,948               $10,116
 7/31/1996              $9,682                   $10,038               $10,136
 8/31/1996              $9,711                   $10,036               $10,155
 9/30/1996              $9,828                   $10,176               $10,187
 10/31/1996             $9,919                   $10,291               $10,219
 11/30/1996            $10,072                   $10,479               $10,239
 12/31/1996            $10,049                   $10,435               $10,239
 1/31/1997             $10,062                   $10,455               $10,271
 2/28/1997             $10,146                   $10,551               $10,303
 3/31/1997             $10,059                   $10,410               $10,329
 4/30/1997             $10,126                   $10,497               $10,342
 5/31/1997             $10,238                   $10,655               $10,336
 6/30/1997             $10,351                   $10,769               $10,349
 7/31/1997             $10,583                   $11,067               $10,362
 8/31/1997             $10,522                   $10,963               $10,381
 9/30/1997             $10,645                   $11,093               $10,407
 10/31/1997            $10,713                   $11,165               $10,433
 11/30/1997            $10,781                   $11,231               $10,426
 12/31/1997            $10,934                   $11,394               $10,413
 1/31/1998             $11,012                   $11,512               $10,433
 2/28/1998             $11,005                   $11,515               $10,452
 3/31/1998             $11,026                   $11,525               $10,471
 4/30/1998             $10,999                   $11,474               $10,491
 5/31/1998             $11,144                   $11,655               $10,510
 6/30/1998             $11,185                   $11,701               $10,523
 7/31/1998             $11,196                   $11,730               $10,536
 8/31/1998             $11,344                   $11,911               $10,549
 9/30/1998             $11,471                   $12,060               $10,562
 10/31/1998            $11,443                   $12,060               $10,587
 11/30/1998            $11,483                   $12,102               $10,587
 12/31/1998            $11,523                   $12,132               $10,581
 1/31/1999             $11,622                   $12,277               $10,607
 2/28/1999             $11,582                   $12,223               $10,620
 3/31/1999             $11,611                   $12,240               $10,652
 4/30/1999             $11,640                   $12,271               $10,730
 5/31/1999             $11,579                   $12,200               $10,730
 6/30/1999             $11,426                   $12,024               $10,730
 7/31/1999             $11,424                   $12,068               $10,762
 8/31/1999             $11,270                   $11,971               $10,788
 9/30/1999             $11,259                   $11,976               $10,839
 10/31/1999            $11,083                   $11,846               $10,859
 11/30/1999            $11,174                   $11,972               $10,865
 12/31/1999            $11,069                   $11,883               $10,865
 1/31/2000             $10,974                   $11,831               $10,897
 2/29/2000             $11,120                   $11,969               $10,962
 3/31/2000             $11,393                   $12,230               $11,052
 4/30/2000             $11,318                   $12,158               $11,059
 5/31/2000             $11,243                   $12,095               $11,072
 6/30/2000             $11,530                   $12,415               $11,130
 7/31/2000             $11,680                   $12,588               $11,156
 8/31/2000             $11,862                   $12,782               $11,156
 9/30/2000             $11,806                   $12,715               $11,214
 10/31/2000            $11,946                   $12,854               $11,233
 11/30/2000            $12,076                   $12,952               $11,240
 12/31/2000            $12,371                   $13,271               $11,233
 1/31/2001             $12,424                   $13,403               $11,304
 2/28/2001             $12,467                   $13,446               $11,349
 3/31/2001             $12,564                   $13,566               $11,375
 4/30/2001             $12,439                   $13,419               $11,420
 5/31/2001             $12,571                   $13,563               $11,472
 6/30/2001             $12,647                   $13,654               $11,491
 7/31/2001             $12,859                   $13,857               $11,459
 8/31/2001             $13,048                   $14,085               $11,459
 9/30/2001             $12,999                   $14,038               $11,511
 10/31/2001            $13,202                   $14,205               $11,472
 11/30/2001            $13,118                   $14,085               $11,453
 12/31/2001            $12,976                   $13,952               $11,407
 1/31/2002             $13,157                   $14,194               $11,433
 2/28/2002             $13,304                   $14,365               $11,478
 3/31/2002             $13,089                   $14,083               $11,543
 4/30/2002             $13,308                   $14,359               $11,607
 5/31/2002             $13,362                   $14,446               $11,607
 6/30/2002             $13,500                   $14,599               $11,614
 7/31/2002             $13,649                   $14,786               $11,627
 8/31/2002             $13,764                   $14,964               $11,666
 9/30/2002             $14,047                   $15,292               $11,685
 10/31/2002            $13,826                   $15,038               $11,704
 11/30/2002            $13,785                   $14,976               $11,704
 12/31/2002            $14,047                   $15,292               $11,679
 1/31/2003             $14,018                   $15,253               $11,730
 2/28/2003             $14,172                   $15,466               $11,821
 3/31/2003             $14,191                   $15,476               $11,892
 4/30/2003             $14,296                   $15,578               $11,866
 5/31/2003             $14,624                   $15,943               $11,846
 6/30/2003             $14,568                   $15,875               $11,859
 7/31/2003             $14,037                   $15,319               $11,872
 8/31/2003             $14,191                   $15,434               $11,917
 9/30/2003             $14,611                   $15,887               $11,956
 10/31/2003            $14,503                   $15,807               $11,943
 11/30/2003            $14,646                   $15,972               $11,911
 12/31/2003            $14,778                   $16,104               $11,898
 1/31/2004             $14,973                   $16,197               $11,956
 2/29/2004             $15,170                   $16,440               $12,021
 3/31/2004             $15,147                   $16,383               $12,098
 4/30/2004             $14,790                   $15,995               $12,137
 5/31/2004             $14,768                   $15,937               $12,208
 6/30/2004             $14,811                   $15,995               $12,247
 7/31/2004             $14,997                   $16,205               $12,227
 8/31/2004             $15,262                   $16,530               $12,234
 9/30/2004             $15,344                   $16,618               $12,260
 10/31/2004            $15,506                   $16,761               $12,324
 11/30/2004            $15,363                   $16,623               $12,331
 12/31/2004            $15,566                   $16,826               $12,285
 1/31/2005             $15,743                   $16,983               $12,311
 2/28/2005             $15,679                   $16,927               $12,382
 3/31/2005             $15,602                   $16,820               $12,479
 4/30/2005             $15,835                   $17,085               $12,563
 5/31/2005             $15,933                   $17,206               $12,550
 6/30/2005             $16,005                   $17,313               $12,556
 7/31/2005             $15,940                   $17,234               $12,615
 8/31/2005             $16,067                   $17,408               $12,679
 9/30/2005             $15,877                   $17,291               $12,834
 10/31/2005            $15,768                   $17,186               $12,860
 11/30/2005            $15,852                   $17,269               $12,757
 12/31/2005            $15,992                   $17,417               $12,705
 1/31/2006             $16,021                   $17,464               $12,802
 2/28/2006             $16,140                   $17,581               $12,828

Total Returns            61.40%                    75.81%               28.28%

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
CLASS C                        2/28/06
-----------------------------------------
1-Year                          +1.41%
-----------------------------------------
5-Year                          +4.73%
-----------------------------------------
10-Year                         +4.79%
-----------------------------------------

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Louisiana
                 Tax-Free Income Fund         Lehman Brothers
    Date             (Class A)              Municipal Bond Index 7       CPI 7
--------------------------------------------------------------------------------
  3/1/1996              $10,000                    $10,000             $10,000
  3/31/1996             $9,902                     $9,872              $10,052
  4/30/1996             $9,892                     $9,844              $10,090
  5/31/1996             $9,917                     $9,840              $10,110
  6/30/1996             $10,005                    $9,948              $10,116
  7/31/1996             $10,085                    $10,038             $10,136
  8/31/1996             $10,111                    $10,036             $10,155
  9/30/1996             $10,228                    $10,176             $10,187
 10/31/1996             $10,316                    $10,291             $10,219
 11/30/1996             $10,469                    $10,479             $10,239
 12/31/1996             $10,439                    $10,435             $10,239
  1/31/1997             $10,455                    $10,455             $10,271
  2/28/1997             $10,527                    $10,551             $10,303
  3/31/1997             $10,441                    $10,410             $10,329
  4/30/1997             $10,505                    $10,497             $10,342
  5/31/1997             $10,625                    $10,655             $10,336
  6/30/1997             $10,727                    $10,769             $10,349
  7/31/1997             $10,972                    $11,067             $10,362
  8/31/1997             $10,905                    $10,963             $10,381
  9/30/1997             $11,017                    $11,093             $10,407
 10/31/1997             $11,082                    $11,165             $10,433
 11/30/1997             $11,147                    $11,231             $10,426
 12/31/1997             $11,299                    $11,394             $10,413
  1/31/1998             $11,374                    $11,512             $10,433
  2/28/1998             $11,372                    $11,515             $10,452
  3/31/1998             $11,378                    $11,525             $10,471
  4/30/1998             $11,345                    $11,474             $10,491
  5/31/1998             $11,499                    $11,655             $10,510
  6/30/1998             $11,535                    $11,701             $10,523
  7/31/1998             $11,541                    $11,730             $10,536
  8/31/1998             $11,686                    $11,911             $10,549
  9/30/1998             $11,802                    $12,060             $10,562
 10/31/1998             $11,777                    $12,060             $10,587
 11/30/1998             $11,813                    $12,102             $10,587
 12/31/1998             $11,838                    $12,132             $10,581
  1/31/1999             $11,944                    $12,277             $10,607
  2/28/1999             $11,898                    $12,223             $10,620
  3/31/1999             $11,932                    $12,240             $10,652
  4/30/1999             $11,945                    $12,271             $10,730
  5/31/1999             $11,877                    $12,200             $10,730
  6/30/1999             $11,715                    $12,024             $10,730
  7/31/1999             $11,708                    $12,068             $10,762
  8/31/1999             $11,545                    $11,971             $10,788
  9/30/1999             $11,529                    $11,976             $10,839
 10/31/1999             $11,344                    $11,846             $10,859
 11/30/1999             $11,433                    $11,972             $10,865
 12/31/1999             $11,321                    $11,883             $10,865
  1/31/2000             $11,219                    $11,831             $10,897
  2/29/2000             $11,363                    $11,969             $10,962
  3/31/2000             $11,635                    $12,230             $11,052
  4/30/2000             $11,553                    $12,158             $11,059
  5/31/2000             $11,472                    $12,095             $11,072
  6/30/2000             $11,758                    $12,415             $11,130
  7/31/2000             $11,904                    $12,588             $11,156
  8/31/2000             $12,094                    $12,782             $11,156
  9/30/2000             $12,020                    $12,715             $11,214
 10/31/2000             $12,156                    $12,854             $11,233
 11/30/2000             $12,282                    $12,952             $11,240
 12/31/2000             $12,585                    $13,271             $11,233
  1/31/2001             $12,633                    $13,403             $11,304
  2/28/2001             $12,671                    $13,446             $11,349
  3/31/2001             $12,763                    $13,566             $11,375
  4/30/2001             $12,631                    $13,419             $11,420
  5/31/2001             $12,758                    $13,563             $11,472
  6/30/2001             $12,840                    $13,654             $11,491
  7/31/2001             $13,036                    $13,857             $11,459
  8/31/2001             $13,233                    $14,085             $11,459
  9/30/2001             $13,166                    $14,038             $11,511
 10/31/2001             $13,364                    $14,205             $11,472
 11/30/2001             $13,285                    $14,085             $11,453
 12/31/2001             $13,124                    $13,952             $11,407
  1/31/2002             $13,299                    $14,194             $11,433
  2/28/2002             $13,453                    $14,365             $11,478
  3/31/2002             $13,231                    $14,083             $11,543
  4/30/2002             $13,444                    $14,359             $11,607
  5/31/2002             $13,492                    $14,446             $11,607
  6/30/2002             $13,623                    $14,599             $11,614
  7/31/2002             $13,767                    $14,786             $11,627
  8/31/2002             $13,875                    $14,964             $11,666
  9/30/2002             $14,152                    $15,292             $11,685
 10/31/2002             $13,925                    $15,038             $11,704
 11/30/2002             $13,890                    $14,976             $11,704
 12/31/2002             $14,133                    $15,292             $11,679
  1/31/2003             $14,110                    $15,253             $11,730
  2/28/2003             $14,258                    $15,466             $11,821
  3/31/2003             $14,270                    $15,476             $11,892
  4/30/2003             $14,369                    $15,578             $11,866
  5/31/2003             $14,690                    $15,943             $11,846
  6/30/2003             $14,627                    $15,875             $11,859
  7/31/2003             $14,090                    $15,319             $11,872
  8/31/2003             $14,225                    $15,434             $11,917
  9/30/2003             $14,647                    $15,887             $11,956
 10/31/2003             $14,519                    $15,807             $11,943
 11/30/2003             $14,667                    $15,972             $11,911
 12/31/2003             $14,790                    $16,104             $11,898
  1/31/2004             $14,977                    $16,197             $11,956
  2/29/2004             $15,165                    $16,440             $12,021
  3/31/2004             $15,136                    $16,383             $12,098
  4/30/2004             $14,787                    $15,995             $12,137
  5/31/2004             $14,746                    $15,937             $12,208
  6/30/2004             $14,794                    $15,995             $12,247
  7/31/2004             $14,958                    $16,205             $12,227
  8/31/2004             $15,214                    $16,530             $12,234
  9/30/2004             $15,301                    $16,618             $12,260
 10/31/2004             $15,441                    $16,761             $12,324
 11/30/2004             $15,294                    $16,623             $12,331
 12/31/2004             $15,499                    $16,826             $12,285
  1/31/2005             $15,666                    $16,983             $12,311
  2/28/2005             $15,596                    $16,927             $12,382
  3/31/2005             $15,513                    $16,820             $12,479
  4/30/2005             $15,735                    $17,085             $12,563
  5/31/2005             $15,824                    $17,206             $12,550
  6/30/2005             $15,887                    $17,313             $12,556
  7/31/2005             $15,816                    $17,234             $12,615
  8/31/2005             $15,947                    $17,408             $12,679
  9/30/2005             $15,740                    $17,291             $12,834
 10/31/2005             $15,626                    $17,186             $12,860
 11/30/2005             $15,702                    $17,269             $12,757
 12/31/2005             $15,832                    $17,417             $12,705
  1/31/2006             $15,854                    $17,464             $12,802
  2/28/2006             $15,963                    $17,581             $12,828

Total Returns           59.63%                     75.81%              28.28%

48 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and Louisiana personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 49

YOUR FUND'S EXPENSES

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


50 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING ACCOUNT          ENDING ACCOUNT          EXPENSES PAID DURING
CLASS A                                             VALUE 9/1/05             VALUE 2/28/06         PERIOD* 9/1/05-2/28/06
-----------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                  $1,004.70                    $3.68
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                  $1,021.12                    $3.71
-----------------------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                  $1,001.20                    $6.40
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                  $1,018.40                    $6.46
-----------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.74% and
C: 1.29%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 51

FRANKLIN MARYLAND TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Maryland Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Maryland state and local personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

CREDIT QUALITY BREAKDOWN*

Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/06**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ....................................   49.3%
AA .....................................   18.4%
A ......................................   12.8%
BBB ....................................    6.4%
Not Rated by S&P .......................   13.1%

*Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**Does not include short-term investments and other net assets.

RATINGS                  MOODY'S         INTERNAL
AAA or Aaa                  3.5%               --
AA or Aa                    2.9%               --
A                           0.7%               --
BBB or Baa                  4.8%             1.2%
-------------------------------------------------
Total                      11.9%             1.2%

This annual report for Franklin Maryland Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 120.


52 | Annual Report

DIVIDEND DISTRIBUTIONS 2

Franklin Maryland Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                       DIVIDEND PER SHARE
                                            ------------------------------------
MONTH                                          CLASS A              CLASS C
--------------------------------------------------------------------------------
March                                        4.21 cents            3.64 cents
--------------------------------------------------------------------------------
April                                        4.21 cents            3.64 cents
--------------------------------------------------------------------------------
May                                          4.21 cents            3.64 cents
--------------------------------------------------------------------------------
June                                         4.21 cents            3.67 cents
--------------------------------------------------------------------------------
July                                         4.21 cents            3.67 cents
--------------------------------------------------------------------------------
August                                       4.21 cents            3.67 cents
--------------------------------------------------------------------------------
September                                    4.21 cents            3.67 cents
--------------------------------------------------------------------------------
October                                      4.21 cents            3.67 cents
--------------------------------------------------------------------------------
November                                     4.21 cents            3.67 cents
--------------------------------------------------------------------------------
December                                     4.21 cents            3.66 cents
--------------------------------------------------------------------------------
January                                      4.21 cents            3.66 cents
--------------------------------------------------------------------------------
February                                     4.21 cents            3.66 cents
--------------------------------------------------------------------------------
TOTAL                                       50.52 CENTS           43.92 CENTS
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.80 on February 28, 2005, to $11.77 on February 28, 2006. The Fund's Class A shares paid dividends totaling 50.52 cents per share for the reporting period. 2 The Performance Summary beginning on page 55 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.04% based on an annualization of the current 4.14 cent per share dividend and the maximum offering price of $12.29 on February 28, 2006. An investor in the 2006 maximum combined effective federal and Maryland state and local personal income tax bracket of 40.17% would need to earn a distribution rate of 6.75% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Maryland has a large and diverse economic base that benefited from a mature infrastructure and a well-educated and productive labor force. During the

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


                                                              Annual Report | 53

PORTFOLIO BREAKDOWN

Franklin Maryland Tax-Free Income Fund
2/28/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                19.8%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     17.8%
--------------------------------------------------------------------------------
Higher Education                                                           15.7%
--------------------------------------------------------------------------------
Utilities                                                                  13.2%
--------------------------------------------------------------------------------
Transportation                                                             12.9%
--------------------------------------------------------------------------------
General Obligation                                                          7.6%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        4.3%
--------------------------------------------------------------------------------
Housing                                                                     4.0%
--------------------------------------------------------------------------------
Other Revenue                                                               3.0%
--------------------------------------------------------------------------------
Tax-Supported                                                               1.2%
--------------------------------------------------------------------------------
Corporate-Backed                                                            0.5%
--------------------------------------------------------------------------------

*Does not include short-term investments and other net assets.

period, the state experienced employment growth in most sectors. Employment gains in high technology and high-wage manufacturing helped to offset declines in old-line manufacturing. The business and health services sectors also grew. At period-end, the state's unemployment rate was 3.5%, which was below the 4.8% national average. 3

Financial results for fiscal year 2005 came in better than expected. Sales tax collections exceeded estimates, and the state's revenues were expected to be $350 million to $450 million above estimates. 4 The state maintained its stabilization fund; in addition, the "rainy day" reserve fund remained above its targeted 5% of revenues. Maryland's residential building activity was strong, as demand outpaced supply. Per capita personal income levels were the nation's fourth-highest.

Independent credit rating agency Standard & Poor's assigned Maryland's general obligation bonds its highest AAA rating with a stable outlook. 5 The rating reflected the state's long history of balanced operations and sound financial management. In addition, Standard & Poor's noted Maryland's diverse, broad-based economy, high wealth and income levels, relatively low unemployment, and a manageable debt burden of $1,202 per capita. 4

MANAGER'S DISCUSSION

We used various investment strategies during year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "Summary: Maryland; Tax Secured, General Obligation," RATINGSDIRECT, 11/10/05.

5. This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


54 | Annual Report

PERFORMANCE SUMMARY AS OF 2/28/06

FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FMDTX)                                      CHANGE         2/28/06           2/28/05
------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        -$0.03          $11.77            $11.80
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
------------------------------------------------------------------------------------------------------
Dividend Income                              $0.5052
------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FMDIX)                                      CHANGE         2/28/06           2/28/05
------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        -$0.02          $11.91            $11.93
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
------------------------------------------------------------------------------------------------------
Dividend Income                              $0.4392
------------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------
CLASS A                                                       1-YEAR          5-YEAR       10-YEAR
------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                      +4.11%         +29.95%       +69.08%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                  -0.29%          +4.47%        +4.93%
------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                             -0.58%          +4.18%        +4.99%
------------------------------------------------------------------------------------------------------
   Distribution Rate 4                      4.04%
------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5   6.75%
------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6              3.46%
------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5               5.78%
------------------------------------------------------------------------------------------------------
CLASS C                                                       1-YEAR          5-YEAR       10-YEAR
------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                      +3.57%         +26.49%       +60.29%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                  +2.57%          +4.81%        +4.83%
------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                             +2.23%          +4.52%        +4.88%
------------------------------------------------------------------------------------------------------
   Distribution Rate 4                      3.62%
------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5   6.05%
------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6              3.08%
------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5               5.15%
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 55

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------
CLASS A                          2/28/06
----------------------------------------
1-Year                            -0.29%
----------------------------------------
5-Year                            +4.47%
----------------------------------------
10-Year                           +4.93%
----------------------------------------

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Maryland
                 Tax-Free Income Fund        Lehman Brothers
   Date               (Class A)           Municipal Bond Index 7      CPI 7
--------------------------------------------------------------------------------
   3/1/1996            $9,571                     $10,000            $10,000
  3/31/1996            $9,463                      $9,872            $10,052
  4/30/1996            $9,457                      $9,844            $10,090
  5/31/1996            $9,458                      $9,840            $10,110
  6/30/1996            $9,554                      $9,948            $10,116
  7/31/1996            $9,633                     $10,038            $10,136
  8/31/1996            $9,625                     $10,036            $10,155
  9/30/1996            $9,766                     $10,176            $10,187
  10/31/1996           $9,855                     $10,291            $10,219
  11/30/1996           $10,014                    $10,479            $10,239
  12/31/1996           $9,972                     $10,435            $10,239
  1/31/1997            $9,982                     $10,455            $10,271
  2/28/1997            $10,072                    $10,551            $10,303
  3/31/1997            $9,949                     $10,410            $10,329
  4/30/1997            $10,032                    $10,497            $10,342
  5/31/1997            $10,159                    $10,655            $10,336
  6/30/1997            $10,258                    $10,769            $10,349
  7/31/1997            $10,512                    $11,067            $10,362
  8/31/1997            $10,439                    $10,963            $10,381
  9/30/1997            $10,558                    $11,093            $10,407
  10/31/1997           $10,613                    $11,165            $10,433
  11/30/1997           $10,687                    $11,231            $10,426
  12/31/1997           $10,825                    $11,394            $10,413
  1/31/1998            $10,907                    $11,512            $10,433
  2/28/1998            $10,906                    $11,515            $10,452
  3/31/1998            $10,924                    $11,525            $10,471
  4/30/1998            $10,914                    $11,474            $10,491
  5/31/1998            $11,064                    $11,655            $10,510
  6/30/1998            $11,115                    $11,701            $10,523
  7/31/1998            $11,142                    $11,730            $10,536
  8/31/1998            $11,285                    $11,911            $10,549
  9/30/1998            $11,400                    $12,060            $10,562
  10/31/1998           $11,408                    $12,060            $10,587
  11/30/1998           $11,437                    $12,102            $10,587
  12/31/1998           $11,462                    $12,132            $10,581
  1/31/1999            $11,557                    $12,277            $10,607
  2/28/1999            $11,524                    $12,223            $10,620
  3/31/1999            $11,540                    $12,240            $10,652
  4/30/1999            $11,586                    $12,271            $10,730
  5/31/1999            $11,532                    $12,200            $10,730
  6/30/1999            $11,367                    $12,024            $10,730
  7/31/1999            $11,393                    $12,068            $10,762
  8/31/1999            $11,217                    $11,971            $10,788
  9/30/1999            $11,193                    $11,976            $10,839
  10/31/1999           $11,016                    $11,846            $10,859
  11/30/1999           $11,124                    $11,972            $10,865
  12/31/1999           $11,017                    $11,883            $10,865
  1/31/2000            $10,941                    $11,831            $10,897
  2/29/2000            $11,073                    $11,969            $10,962
  3/31/2000            $11,330                    $12,230            $11,052
  4/30/2000            $11,295                    $12,158            $11,059
  5/31/2000            $11,198                    $12,095            $11,072
  6/30/2000            $11,480                    $12,415            $11,130
  7/31/2000            $11,657                    $12,588            $11,156
  8/31/2000            $11,857                    $12,782            $11,156
  9/30/2000            $11,822                    $12,715            $11,214
  10/31/2000           $11,937                    $12,854            $11,233
  11/30/2000           $12,042                    $12,952            $11,240
  12/31/2000           $12,310                    $13,271            $11,233
  1/31/2001            $12,383                    $13,403            $11,304
  2/28/2001            $12,457                    $13,446            $11,349
  3/31/2001            $12,541                    $13,566            $11,375
  4/30/2001            $12,438                    $13,419            $11,420
  5/31/2001            $12,546                    $13,563            $11,472
  6/30/2001            $12,652                    $13,654            $11,491
  7/31/2001            $12,827                    $13,857            $11,459
  8/31/2001            $13,024                    $14,085            $11,459
  9/30/2001            $12,986                    $14,038            $11,511
  10/31/2001           $13,140                    $14,205            $11,472
  11/30/2001           $13,056                    $14,085            $11,453
  12/31/2001           $12,937                    $13,952            $11,407
  1/31/2002            $13,114                    $14,194            $11,433
  2/28/2002            $13,258                    $14,365            $11,478
  3/31/2002            $13,033                    $14,083            $11,543
  4/30/2002            $13,236                    $14,359            $11,607
  5/31/2002            $13,370                    $14,446            $11,607
  6/30/2002            $13,482                    $14,599            $11,614
  7/31/2002            $13,640                    $14,786            $11,627
  8/31/2002            $13,776                    $14,964            $11,666
  9/30/2002            $14,042                    $15,292            $11,685
  10/31/2002           $13,813                    $15,038            $11,704
  11/30/2002           $13,784                    $14,976            $11,704
  12/31/2002           $14,041                    $15,292            $11,679
  1/31/2003            $14,047                    $15,253            $11,730
  2/28/2003            $14,209                    $15,466            $11,821
  3/31/2003            $14,227                    $15,476            $11,892
  4/30/2003            $14,342                    $15,578            $11,866
  5/31/2003            $14,640                    $15,943            $11,846
  6/30/2003            $14,596                    $15,875            $11,859
  7/31/2003            $14,085                    $15,319            $11,872
  8/31/2003            $14,213                    $15,434            $11,917
  9/30/2003            $14,539                    $15,887            $11,956
  10/31/2003           $14,470                    $15,807            $11,943
  11/30/2003           $14,624                    $15,972            $11,911
  12/31/2003           $14,753                    $16,104            $11,898
  1/31/2004            $14,832                    $16,197            $11,956
  2/29/2004            $15,051                    $16,440            $12,021
  3/31/2004            $15,016                    $16,383            $12,098
  4/30/2004            $14,690                    $15,995            $12,137
  5/31/2004            $14,644                    $15,937            $12,208
  6/30/2004            $14,686                    $15,995            $12,247
  7/31/2004            $14,855                    $16,205            $12,227
  8/31/2004            $15,103                    $16,530            $12,234
  9/30/2004            $15,197                    $16,618            $12,260
  10/31/2004           $15,317                    $16,761            $12,324
  11/30/2004           $15,203                    $16,623            $12,331
  12/31/2004           $15,389                    $16,826            $12,285
  1/31/2005            $15,575                    $16,983            $12,311
  2/28/2005            $15,553                    $16,927            $12,382
  3/31/2005            $15,490                    $16,820            $12,479
  4/30/2005            $15,718                    $17,085            $12,563
  5/31/2005            $15,827                    $17,206            $12,550
  6/30/2005            $15,910                    $17,313            $12,556
  7/31/2005            $15,859                    $17,234            $12,615
  8/31/2005            $16,010                    $17,408            $12,679
  9/30/2005            $15,907                    $17,291            $12,834
  10/31/2005           $15,841                    $17,186            $12,860
  11/30/2005           $15,899                    $17,269            $12,757
  12/31/2005           $16,038                    $17,417            $12,705
  1/31/2006            $16,068                    $17,464            $12,802
  2/28/2006            $16,183                    $17,581            $12,828

Total Returns          61.83%                      75.81%             28.28%

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------
CLASS C                          2/28/06
----------------------------------------
1-Year                            +2.57%
----------------------------------------
5-Year                            +4.81%
----------------------------------------
10-Year                           +4.83%
----------------------------------------

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Maryland
                 Tax-Free Income Fund          Lehman Brothers
   Date              (Class C)             Municipal Bond Index 7      CPI 7
--------------------------------------------------------------------------------
  3/1/1996             $10,000                      $10,000           $10,000
 3/31/1996              $9,896                      $9,872            $10,052
 4/30/1996              $9,875                      $9,844            $10,090
 5/31/1996              $9,881                      $9,840            $10,110
 6/30/1996              $9,967                      $9,948            $10,116
 7/31/1996             $10,043                      $10,038           $10,136
 8/31/1996             $10,039                      $10,036           $10,155
 9/30/1996             $10,171                      $10,176           $10,187
 10/31/1996            $10,267                      $10,291           $10,219
 11/30/1996            $10,418                      $10,479           $10,239
 12/31/1996            $10,379                      $10,435           $10,239
 1/31/1997             $10,385                      $10,455           $10,271
 2/28/1997             $10,472                      $10,551           $10,303
 3/31/1997             $10,339                      $10,410           $10,329
 4/30/1997             $10,420                      $10,497           $10,342
 5/31/1997             $10,556                      $10,655           $10,336
 6/30/1997             $10,653                      $10,769           $10,349
 7/31/1997             $10,910                      $11,067           $10,362
 8/31/1997             $10,830                      $10,963           $10,381
 9/30/1997             $10,947                      $11,093           $10,407
 10/31/1997            $10,999                      $11,165           $10,433
 11/30/1997            $11,069                      $11,231           $10,426
 12/31/1997            $11,215                      $11,394           $10,413
 1/31/1998             $11,286                      $11,512           $10,433
 2/28/1998             $11,279                      $11,515           $10,452
 3/31/1998             $11,302                      $11,525           $10,471
 4/30/1998             $11,276                      $11,474           $10,491
 5/31/1998             $11,435                      $11,655           $10,510
 6/30/1998             $11,481                      $11,701           $10,523
 7/31/1998             $11,504                      $11,730           $10,536
 8/31/1998             $11,646                      $11,911           $10,549
 9/30/1998             $11,758                      $12,060           $10,562
 10/31/1998            $11,761                      $12,060           $10,587
 11/30/1998            $11,785                      $12,102           $10,587
 12/31/1998            $11,805                      $12,132           $10,581
 1/31/1999             $11,897                      $12,277           $10,607
 2/28/1999             $11,858                      $12,223           $10,620
 3/31/1999             $11,879                      $12,240           $10,652
 4/30/1999             $11,909                      $12,271           $10,730
 5/31/1999             $11,849                      $12,200           $10,730
 6/30/1999             $11,676                      $12,024           $10,730
 7/31/1999             $11,697                      $12,068           $10,762
 8/31/1999             $11,512                      $11,971           $10,788
 9/30/1999             $11,482                      $11,976           $10,839
 10/31/1999            $11,296                      $11,846           $10,859
 11/30/1999            $11,401                      $11,972           $10,865
 12/31/1999            $11,288                      $11,883           $10,865
 1/31/2000             $11,205                      $11,831           $10,897
 2/29/2000             $11,334                      $11,969           $10,962
 3/31/2000             $11,600                      $12,230           $11,052
 4/30/2000             $11,549                      $12,158           $11,059
 5/31/2000             $11,456                      $12,095           $11,072
 6/30/2000             $11,737                      $12,415           $11,130
 7/31/2000             $11,901                      $12,588           $11,156
 8/31/2000             $12,098                      $12,782           $11,156
 9/30/2000             $12,057                      $12,715           $11,214
 10/31/2000            $12,179                      $12,854           $11,233
 11/30/2000            $12,280                      $12,952           $11,240
 12/31/2000            $12,545                      $13,271           $11,233
 1/31/2001             $12,612                      $13,403           $11,304
 2/28/2001             $12,681                      $13,446           $11,349
 3/31/2001             $12,770                      $13,566           $11,375
 4/30/2001             $12,650                      $13,419           $11,420
 5/31/2001             $12,762                      $13,563           $11,472
 6/30/2001             $12,864                      $13,654           $11,491
 7/31/2001             $13,034                      $13,857           $11,459
 8/31/2001             $13,227                      $14,085           $11,459
 9/30/2001             $13,183                      $14,038           $11,511
 10/31/2001            $13,332                      $14,205           $11,472
 11/30/2001            $13,242                      $14,085           $11,453
 12/31/2001            $13,116                      $13,952           $11,407
 1/31/2002             $13,287                      $14,194           $11,433
 2/28/2002             $13,425                      $14,365           $11,478
 3/31/2002             $13,194                      $14,083           $11,543
 4/30/2002             $13,391                      $14,359           $11,607
 5/31/2002             $13,519                      $14,446           $11,607
 6/30/2002             $13,636                      $14,599           $11,614
 7/31/2002             $13,777                      $14,786           $11,627
 8/31/2002             $13,918                      $14,964           $11,666
 9/30/2002             $14,178                      $15,292           $11,685
 10/31/2002            $13,942                      $15,038           $11,704
 11/30/2002            $13,907                      $14,976           $11,704
 12/31/2002            $14,157                      $15,292           $11,679
 1/31/2003             $14,157                      $15,253           $11,730
 2/28/2003             $14,312                      $15,466           $11,821
 3/31/2003             $14,324                      $15,476           $11,892
 4/30/2003             $14,432                      $15,578           $11,866
 5/31/2003             $14,734                      $15,943           $11,846
 6/30/2003             $14,672                      $15,875           $11,859
 7/31/2003             $14,158                      $15,319           $11,872
 8/31/2003             $14,278                      $15,434           $11,917
 9/30/2003             $14,596                      $15,887           $11,956
 10/31/2003            $14,521                      $15,807           $11,943
 11/30/2003            $14,667                      $15,972           $11,911
 12/31/2003            $14,787                      $16,104           $11,898
 1/31/2004             $14,871                      $16,197           $11,956
 2/29/2004             $15,079                      $16,440           $12,021
 3/31/2004             $15,038                      $16,383           $12,098
 4/30/2004             $14,695                      $15,995           $12,137
 5/31/2004             $14,642                      $15,937           $12,208
 6/30/2004             $14,689                      $15,995           $12,247
 7/31/2004             $14,837                      $16,205           $12,227
 8/31/2004             $15,088                      $16,530           $12,234
 9/30/2004             $15,174                      $16,618           $12,260
 10/31/2004            $15,286                      $16,761           $12,324
 11/30/2004            $15,167                      $16,623           $12,331
 12/31/2004            $15,357                      $16,826           $12,285
 1/31/2005             $15,534                      $16,983           $12,311
 2/28/2005             $15,491                      $16,927           $12,382
 3/31/2005             $15,435                      $16,820           $12,479
 4/30/2005             $15,639                      $17,085           $12,563
 5/31/2005             $15,752                      $17,206           $12,550
 6/30/2005             $15,813                      $17,313           $12,556
 7/31/2005             $15,756                      $17,234           $12,615
 8/31/2005             $15,910                      $17,408           $12,679
 9/30/2005             $15,802                      $17,291           $12,834
 10/31/2005            $15,717                      $17,186           $12,860
 11/30/2005            $15,780                      $17,269           $12,757
 12/31/2005            $15,909                      $17,417           $12,705
 1/31/2006             $15,931                      $17,464           $12,802
 2/28/2006             $16,029                      $17,581           $12,828

Total Returns            60.29%                      75.81%            28.28%


56 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and Maryland state and local personal income tax rate of 40.17%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 57

YOUR FUND'S EXPENSES

FRANKLIN MARYLAND TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


58 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING ACCOUNT         ENDING ACCOUNT          EXPENSES PAID DURING
CLASS A                                              VALUE 9/1/05            VALUE 2/28/06         PERIOD* 9/1/05- 2/28/06
-----------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                 $1,011.00                    $3.44
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                 $1,021.37                    $3.46
-----------------------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                 $1,008.20                    $6.17
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                 $1,018.65                    $6.21
-----------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.69% and
C: 1.24%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 59

FRANKLIN MISSOURI TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Missouri Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin Missouri Tax-Free Income Fund
2/28/06

--------------------------------------------------------------------------------
                                                            % OF TOTAL
RATINGS                                                 LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                             50.2%
--------------------------------------------------------------------------------
AA                                                              12.3%
--------------------------------------------------------------------------------
A                                                                7.4%
--------------------------------------------------------------------------------
BBB                                                             13.2%
--------------------------------------------------------------------------------
Below Investment Grade                                           0.7%
--------------------------------------------------------------------------------
Not Rated by S&P                                                16.2%
--------------------------------------------------------------------------------

*Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**Does not include short-term investments and other net assets.

RATINGS                   MOODY'S       FITCH       INTERNAL
AAA or Aaa                   9.6%         --            0.9%
A                              --       2.9%             --
BBB or Baa                   1.1%       0.2%           1.5%
-------------------------------------------------------------------
Total                       10.7%       3.1%           2.4%

This annual report for Franklin Missouri Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $12.32 on February 28, 2005, to $12.31 on February 28, 2006. The Fund's Class A shares paid dividends totaling 53.34 cents per share for the reporting

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 126.


60 | Annual Report

DIVIDEND DISTRIBUTIONS 2

Franklin Missouri Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                       DIVIDEND PER SHARE
                                             -----------------------------------
MONTH                                            CLASS A             CLASS C
--------------------------------------------------------------------------------
March                                          4.47 cents           3.88 cents
--------------------------------------------------------------------------------
April                                          4.47 cents           3.88 cents
--------------------------------------------------------------------------------
May                                            4.47 cents           3.88 cents
--------------------------------------------------------------------------------
June                                           4.47 cents           3.90 cents
--------------------------------------------------------------------------------
July                                           4.47 cents           3.90 cents
--------------------------------------------------------------------------------
August                                         4.47 cents           3.90 cents
--------------------------------------------------------------------------------
September                                      4.42 cents           3.86 cents
--------------------------------------------------------------------------------
October                                        4.42 cents           3.86 cents
--------------------------------------------------------------------------------
November                                       4.42 cents           3.86 cents
--------------------------------------------------------------------------------
December                                       4.42 cents           3.86 cents
--------------------------------------------------------------------------------
January                                        4.42 cents           3.86 cents
--------------------------------------------------------------------------------
February                                       4.42 cents           3.86 cents
--------------------------------------------------------------------------------
TOTAL                                          53.34 CENTS         46.50 CENTS
--------------------------------------------------------------------------------

period. 2 The Performance Summary beginning on page 63 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.08% based on an annualization of the current 4.37 cent per share dividend and the maximum offering price of $12.86 on February 28, 2006. An investor in the 2006 maximum combined effective federal and Missouri personal income tax bracket of 38.90% would need to earn a distribution rate of 6.68% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bonds calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Missouri has a strong and diverse economy, and the state experienced solid financial management during the period. The state's fiscal year 2005 budget

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 61

PORTFOLIO BREAKDOWN

Franklin Missouri Tax-Free Income Fund
2/28/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Hospital & Health Care                                                     16.7%
--------------------------------------------------------------------------------
Higher Education                                                           15.3%
--------------------------------------------------------------------------------
Prerefunded                                                                14.4%
--------------------------------------------------------------------------------
General Obligation                                                         13.1%
--------------------------------------------------------------------------------
Utilities                                                                  12.4%
--------------------------------------------------------------------------------
Transportation                                                             12.0%
--------------------------------------------------------------------------------
Other Revenue                                                               4.3%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        4.0%
--------------------------------------------------------------------------------
Tax-Supported                                                               3.2%
--------------------------------------------------------------------------------
Corporate-Backed                                                            3.1%
--------------------------------------------------------------------------------
Housing                                                                     1.5%
--------------------------------------------------------------------------------

*Does not include short-term investments and other net assets.

was balanced without tax increases or use of reserve funds. Tax revenues came in above budgeted levels due to income tax growth, and the state's budget reserve fund was fully funded at the end of fiscal year 2005.

Missouri's fiscal year 2006 budget was balanced using $1.1 billion in budget reductions from various state agencies, gubernatorial line-item vetoes from appropriations bills, and no tax increases or one-time revenues. 3 The budget includes reasonable growth assumptions such as a 3.4% increase in personal income tax revenues and a 2.9% increase in sales tax revenues from 2005 year-end figures. 3 During the reporting period, Missouri's unemployment rate declined from 5.6% to 4.8%. 4

Independent credit rating agency Standard & Poor's assigned Missouri's general obligation bonds its highest AAA rating with a stable outlook. 5 The rating and outlook reflected the state's broad economic base, responsible financial management, strong fund reserves and a low debt burden, which was about $460 per capita. 3

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

3. Source: Standard & Poor's, "Summary: Missouri; Appropriation, Appropriations; Tax Secured, General Obligation," RATINGSDIRECT, 11/7/05.

4. Source: Bureau of Labor Statistics.

5. This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


62 | Annual Report

PERFORMANCE SUMMARY AS OF 2/28/06

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRMOX)                                              CHANGE             2/28/06         2/28/05
----------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                -$0.01              $12.31          $12.32
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
----------------------------------------------------------------------------------------------------------------
Dividend Income                                 $0.5334
----------------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FMOIX)                                              CHANGE             2/28/06         2/28/05
----------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                   n/a              $12.39          $12.39
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
----------------------------------------------------------------------------------------------------------------
Dividend Income                                 $0.4650
----------------------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------------------
CLASS A                                                              1-YEAR              5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                             +4.33%             +31.55%         +70.57%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                         -0.13%              +4.73%          +5.03%
----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                                    -0.41%              +4.41%          +5.08%
----------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                             4.08%
----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5          6.68%
----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                     3.51%
----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                      5.74%
----------------------------------------------------------------------------------------------------------------
CLASS C                                                              1-YEAR              5-YEAR         10-YEAR
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                             +3.82%             +28.12%         +61.61%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                         +2.82%              +5.08%          +4.92%
----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                                    +2.40%              +4.73%          +4.97%
----------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                             3.69%
----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5          6.04%
----------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                     3.12%
----------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                      5.11%
----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 63

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS A                             2/28/06
-------------------------------------------
1-Year                               -0.13%
-------------------------------------------
5-Year                               +4.73%
-------------------------------------------
10-Year                              +5.03%
-------------------------------------------

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Missouri
                 Tax-Free Income Fund        Lehman Brothers
   Date               (Class A)           Municipal Bond Index 7      CPI 7
--------------------------------------------------------------------------------
   3/1/1996            $9,575                    $10,000             $10,000
  3/31/1996            $9,458                    $9,872              $10,052
  4/30/1996            $9,437                    $9,844              $10,090
  5/31/1996            $9,432                    $9,840              $10,110
  6/30/1996            $9,533                    $9,948              $10,116
  7/31/1996            $9,602                    $10,038             $10,136
  8/31/1996            $9,621                    $10,036             $10,155
  9/30/1996            $9,756                    $10,176             $10,187
  10/31/1996           $9,851                    $10,291             $10,219
  11/30/1996           $9,996                    $10,479             $10,239
  12/31/1996           $9,968                    $10,435             $10,239
  1/31/1997            $9,979                    $10,455             $10,271
  2/28/1997            $10,059                   $10,551             $10,303
  3/31/1997            $9,960                    $10,410             $10,329
  4/30/1997            $10,066                   $10,497             $10,342
  5/31/1997            $10,190                   $10,655             $10,336
  6/30/1997            $10,287                   $10,769             $10,349
  7/31/1997            $10,533                   $11,067             $10,362
  8/31/1997            $10,458                   $10,963             $10,381
  9/30/1997            $10,592                   $11,093             $10,407
  10/31/1997           $10,649                   $11,165             $10,433
  11/30/1997           $10,723                   $11,231             $10,426
  12/31/1997           $10,879                   $11,394             $10,413
  1/31/1998            $10,961                   $11,512             $10,433
  2/28/1998            $11,008                   $11,515             $10,452
  3/31/1998            $11,019                   $11,525             $10,471
  4/30/1998            $10,993                   $11,474             $10,491
  5/31/1998            $11,140                   $11,655             $10,510
  6/30/1998            $11,180                   $11,701             $10,523
  7/31/1998            $11,190                   $11,730             $10,536
  8/31/1998            $11,331                   $11,911             $10,549
  9/30/1998            $11,462                   $12,060             $10,562
  10/31/1998           $11,436                   $12,060             $10,587
  11/30/1998           $11,466                   $12,102             $10,587
  12/31/1998           $11,505                   $12,132             $10,581
  1/31/1999            $11,610                   $12,277             $10,607
  2/28/1999            $11,573                   $12,223             $10,620
  3/31/1999            $11,602                   $12,240             $10,652
  4/30/1999            $11,621                   $12,271             $10,730
  5/31/1999            $11,553                   $12,200             $10,730
  6/30/1999            $11,374                   $12,024             $10,730
  7/31/1999            $11,393                   $12,068             $10,762
  8/31/1999            $11,228                   $11,971             $10,788
  9/30/1999            $11,208                   $11,976             $10,839
  10/31/1999           $11,023                   $11,846             $10,859
  11/30/1999           $11,130                   $11,972             $10,865
  12/31/1999           $11,002                   $11,883             $10,865
  1/31/2000            $10,893                   $11,831             $10,897
  2/29/2000            $11,032                   $11,969             $10,962
  3/31/2000            $11,313                   $12,230             $11,052
  4/30/2000            $11,242                   $12,158             $11,059
  5/31/2000            $11,162                   $12,095             $11,072
  6/30/2000            $11,466                   $12,415             $11,130
  7/31/2000            $11,629                   $12,588             $11,156
  8/31/2000            $11,834                   $12,782             $11,156
  9/30/2000            $11,762                   $12,715             $11,214
  10/31/2000           $11,886                   $12,854             $11,233
  11/30/2000           $11,990                   $12,952             $11,240
  12/31/2000           $12,292                   $13,271             $11,233
  1/31/2001            $12,365                   $13,403             $11,304
  2/28/2001            $12,418                   $13,446             $11,349
  3/31/2001            $12,512                   $13,566             $11,375
  4/30/2001            $12,395                   $13,419             $11,420
  5/31/2001            $12,512                   $13,563             $11,472
  6/30/2001            $12,607                   $13,654             $11,491
  7/31/2001            $12,811                   $13,857             $11,459
  8/31/2001            $13,080                   $14,085             $11,459
  9/30/2001            $13,013                   $14,038             $11,511
  10/31/2001           $13,186                   $14,205             $11,472
  11/30/2001           $13,075                   $14,085             $11,453
  12/31/2001           $12,909                   $13,952             $11,407
  1/31/2002            $13,160                   $14,194             $11,433
  2/28/2002            $13,302                   $14,365             $11,478
  3/31/2002            $13,034                   $14,083             $11,543
  4/30/2002            $13,255                   $14,359             $11,607
  5/31/2002            $13,332                   $14,446             $11,607
  6/30/2002            $13,465                   $14,599             $11,614
  7/31/2002            $13,644                   $14,786             $11,627
  8/31/2002            $13,789                   $14,964             $11,666
  9/30/2002            $14,093                   $15,292             $11,685
  10/31/2002           $13,840                   $15,038             $11,704
  11/30/2002           $13,803                   $14,976             $11,704
  12/31/2002           $14,053                   $15,292             $11,679
  1/31/2003            $14,039                   $15,253             $11,730
  2/28/2003            $14,221                   $15,466             $11,821
  3/31/2003            $14,229                   $15,476             $11,892
  4/30/2003            $14,343                   $15,578             $11,866
  5/31/2003            $14,679                   $15,943             $11,846
  6/30/2003            $14,615                   $15,875             $11,859
  7/31/2003            $14,055                   $15,319             $11,872
  8/31/2003            $14,192                   $15,434             $11,917
  9/30/2003            $14,557                   $15,887             $11,956
  10/31/2003           $14,481                   $15,807             $11,943
  11/30/2003           $14,656                   $15,972             $11,911
  12/31/2003           $14,794                   $16,104             $11,898
  1/31/2004            $14,885                   $16,197             $11,956
  2/29/2004            $15,133                   $16,440             $12,021
  3/31/2004            $15,077                   $16,383             $12,098
  4/30/2004            $14,692                   $15,995             $12,137
  5/31/2004            $14,637                   $15,937             $12,208
  6/30/2004            $14,668                   $15,995             $12,247
  7/31/2004            $14,883                   $16,205             $12,227
  8/31/2004            $15,149                   $16,530             $12,234
  9/30/2004            $15,242                   $16,618             $12,260
  10/31/2004           $15,398                   $16,761             $12,324
  11/30/2004           $15,266                   $16,623             $12,331
  12/31/2004           $15,485                   $16,826             $12,285
  1/31/2005            $15,693                   $16,983             $12,311
  2/28/2005            $15,661                   $16,927             $12,382
  3/31/2005            $15,591                   $16,820             $12,479
  4/30/2005            $15,839                   $17,085             $12,563
  5/31/2005            $15,961                   $17,206             $12,550
  6/30/2005            $16,044                   $17,313             $12,556
  7/31/2005            $16,037                   $17,234             $12,615
  8/31/2005            $16,199                   $17,408             $12,679
  9/30/2005            $16,048                   $17,291             $12,834
  10/31/2005           $15,923                   $17,186             $12,860
  11/30/2005           $15,981                   $17,269             $12,757
  12/31/2005           $16,157                   $17,417             $12,705
  1/31/2006            $16,176                   $17,464             $12,802
  2/28/2006            $16,333                   $17,581             $12,828

Total Returns          63.33%                    75.81%              28.28%

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS C                             2/28/06
-------------------------------------------
1-Year                               +2.82%
-------------------------------------------
5-Year                               +5.08%
-------------------------------------------
10-Year                              +4.92%
-------------------------------------------

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Missouri
                 Tax-Free Income Fund        Lehman Brothers
   Date              (Class C)           Municipal Bond Index 7       CPI 7
--------------------------------------------------------------------------------
  3/1/1996               $10,000                  $10,000            $10,000
 3/31/1996               $9,867                    $9,872            $10,052
 4/30/1996               $9,848                    $9,844            $10,090
 5/31/1996               $9,838                    $9,840            $10,110
 6/30/1996               $9,938                    $9,948            $10,116
 7/31/1996               $10,006                  $10,038            $10,136
 8/31/1996               $10,021                  $10,036            $10,155
 9/30/1996               $10,149                  $10,176            $10,187
 10/31/1996              $10,251                  $10,291            $10,219
 11/30/1996              $10,396                  $10,479            $10,239
 12/31/1996              $10,343                  $10,435            $10,239
 1/31/1997               $10,351                  $10,455            $10,271
 2/28/1997               $10,436                  $10,551            $10,303
 3/31/1997               $10,335                  $10,410            $10,329
 4/30/1997               $10,439                  $10,497            $10,342
 5/31/1997               $10,562                  $10,655            $10,336
 6/30/1997               $10,657                  $10,769            $10,349
 7/31/1997               $10,916                  $11,067            $10,362
 8/31/1997               $10,833                  $10,963            $10,381
 9/30/1997               $10,967                  $11,093            $10,407
 10/31/1997              $11,020                  $11,165            $10,433
 11/30/1997              $11,092                  $11,231            $10,426
 12/31/1997              $11,247                  $11,394            $10,413
 1/31/1998               $11,327                  $11,512            $10,433
 2/28/1998               $11,369                  $11,515            $10,452
 3/31/1998               $11,375                  $11,525            $10,471
 4/30/1998               $11,344                  $11,474            $10,491
 5/31/1998               $11,490                  $11,655            $10,510
 6/30/1998               $11,534                  $11,701            $10,523
 7/31/1998               $11,540                  $11,730            $10,536
 8/31/1998               $11,679                  $11,911            $10,549
 9/30/1998               $11,799                  $12,060            $10,562
 10/31/1998              $11,766                  $12,060            $10,587
 11/30/1998              $11,801                  $12,102            $10,587
 12/31/1998              $11,825                  $12,132            $10,581
 1/31/1999               $11,927                  $12,277            $10,607
 2/28/1999               $11,893                  $12,223            $10,620
 3/31/1999               $11,916                  $12,240            $10,652
 4/30/1999               $11,920                  $12,271            $10,730
 5/31/1999               $11,856                  $12,200            $10,730
 6/30/1999               $11,657                  $12,024            $10,730
 7/31/1999               $11,671                  $12,068            $10,762
 8/31/1999               $11,508                  $11,971            $10,788
 9/30/1999               $11,473                  $11,976            $10,839
 10/31/1999              $11,288                  $11,846            $10,859
 11/30/1999              $11,382                  $11,972            $10,865
 12/31/1999              $11,246                  $11,883            $10,865
 1/31/2000               $11,130                  $11,831            $10,897
 2/29/2000               $11,267                  $11,969            $10,962
 3/31/2000               $11,547                  $12,230            $11,052
 4/30/2000               $11,470                  $12,158            $11,059
 5/31/2000               $11,394                  $12,095            $11,072
 6/30/2000               $11,688                  $12,415            $11,130
 7/31/2000               $11,858                  $12,588            $11,156
 8/31/2000               $12,051                  $12,782            $11,156
 9/30/2000               $11,982                  $12,715            $11,214
 10/31/2000              $12,103                  $12,854            $11,233
 11/30/2000              $12,203                  $12,952            $11,240
 12/31/2000              $12,503                  $13,271            $11,233
 1/31/2001               $12,571                  $13,403            $11,304
 2/28/2001               $12,619                  $13,446            $11,349
 3/31/2001               $12,719                  $13,566            $11,375
 4/30/2001               $12,584                  $13,419            $11,420
 5/31/2001               $12,695                  $13,563            $11,472
 6/30/2001               $12,786                  $13,654            $11,491
 7/31/2001               $12,986                  $13,857            $11,459
 8/31/2001               $13,252                  $14,085            $11,459
 9/30/2001               $13,190                  $14,038            $11,511
 10/31/2001              $13,358                  $14,205            $11,472
 11/30/2001              $13,241                  $14,085            $11,453
 12/31/2001              $13,067                  $13,952            $11,407
 1/31/2002               $13,303                  $14,194            $11,433
 2/28/2002               $13,451                  $14,365            $11,478
 3/31/2002               $13,175                  $14,083            $11,543
 4/30/2002               $13,391                  $14,359            $11,607
 5/31/2002               $13,462                  $14,446            $11,607
 6/30/2002               $13,590                  $14,599            $11,614
 7/31/2002               $13,763                  $14,786            $11,627
 8/31/2002               $13,903                  $14,964            $11,666
 9/30/2002               $14,202                  $15,292            $11,685
 10/31/2002              $13,942                  $15,038            $11,704
 11/30/2002              $13,898                  $14,976            $11,704
 12/31/2002              $14,143                  $15,292            $11,679
 1/31/2003               $14,122                  $15,253            $11,730
 2/28/2003               $14,298                  $15,466            $11,821
 3/31/2003               $14,300                  $15,476            $11,892
 4/30/2003               $14,407                  $15,578            $11,866
 5/31/2003               $14,737                  $15,943            $11,846
 6/30/2003               $14,679                  $15,875            $11,859
 7/31/2003               $14,102                  $15,319            $11,872
 8/31/2003               $14,231                  $15,434            $11,917
 9/30/2003               $14,587                  $15,887            $11,956
 10/31/2003              $14,515                  $15,807            $11,943
 11/30/2003              $14,682                  $15,972            $11,911
 12/31/2003              $14,801                  $16,104            $11,898
 1/31/2004               $14,897                  $16,197            $11,956
 2/29/2004               $15,125                  $16,440            $12,021
 3/31/2004               $15,075                  $16,383            $12,098
 4/30/2004               $14,685                  $15,995            $12,137
 5/31/2004               $14,624                  $15,937            $12,208
 6/30/2004               $14,647                  $15,995            $12,247
 7/31/2004               $14,842                  $16,205            $12,227
 8/31/2004               $15,112                  $16,530            $12,234
 9/30/2004               $15,197                  $16,618            $12,260
 10/31/2004              $15,344                  $16,761            $12,324
 11/30/2004              $15,206                  $16,623            $12,331
 12/31/2004              $15,417                  $16,826            $12,285
 1/31/2005               $15,615                  $16,983            $12,311
 2/28/2005               $15,576                  $16,927            $12,382
 3/31/2005               $15,499                  $16,820            $12,479
 4/30/2005               $15,737                  $17,085            $12,563
 5/31/2005               $15,863                  $17,206            $12,550
 6/30/2005               $15,925                  $17,313            $12,556
 7/31/2005               $15,911                  $17,234            $12,615
 8/31/2005               $16,063                  $17,408            $12,679
 9/30/2005               $15,907                  $17,291            $12,834
 10/31/2005              $15,790                  $17,186            $12,860
 11/30/2005              $15,827                  $17,269            $12,757
 12/31/2005              $15,993                  $17,417            $12,705
 1/31/2006               $16,004                  $17,464            $12,802
 2/28/2006               $16,161                  $17,581            $12,828

Total Returns             61.61%                    75.81%             28.28%


64 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and Missouri personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 65

YOUR FUND'S EXPENSES

FRANKLIN MISSOURI TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


66 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING ACCOUNT          ENDING ACCOUNT          EXPENSES PAID DURING
CLASS A                                              VALUE 9/1/05             VALUE 2/28/06         PERIOD* 9/1/05-2/28/06
-----------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                  $1,008.30                    $3.34
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                  $1,021.47                    $3.36
-----------------------------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                  $1,006.40                    $6.07
-----------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                  $1,018.74                    $6.11
-----------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.67% and
C: 1.22%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 67

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin North Carolina Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin North Carolina Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/06**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .......................................   62.4%
AA ........................................   14.2%
A .........................................    5.3%
BBB .......................................   10.7%
Not Rated by S&P ..........................    7.4%

*Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**Does not include short-term investments and other net assets.

RATINGS                            MOODY'S        INTERNAL
AAA or Aaa                            5.2%              --
BBB or Baa                            1.7%            0.2%
Below Investment Grade                0.3%              --
--------------------------------------------------------------
Total                                 7.2%            0.2%

--------------------------------------------------------------------------------

This annual report for Franklin North Carolina Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $12.37 on February 28, 2005, to $12.31 on February 28, 2006. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 134.


68 | Annual Report

DIVIDEND DISTRIBUTIONS 2

Franklin North Carolina Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                              ----------------------------------
MONTH                                           CLASS A               CLASS C
--------------------------------------------------------------------------------
March                                          4.45 cents            3.86 cents
--------------------------------------------------------------------------------
April                                          4.45 cents            3.86 cents
--------------------------------------------------------------------------------
May                                            4.45 cents            3.86 cents
--------------------------------------------------------------------------------
June                                           4.45 cents            3.89 cents
--------------------------------------------------------------------------------
July                                           4.45 cents            3.89 cents
--------------------------------------------------------------------------------
August                                         4.45 cents            3.89 cents
--------------------------------------------------------------------------------
September                                      4.40 cents            3.83 cents
--------------------------------------------------------------------------------
October                                        4.40 cents            3.83 cents
--------------------------------------------------------------------------------
November                                       4.33 cents            3.76 cents
--------------------------------------------------------------------------------
December                                       4.33 cents            3.77 cents
--------------------------------------------------------------------------------
January                                        4.33 cents            3.77 cents
--------------------------------------------------------------------------------
February                                       4.33 cents            3.77 cents
--------------------------------------------------------------------------------
TOTAL                                         52.82 CENTS           45.98 CENTS
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 52.82 cents per share for the reporting period. 2 The Performance Summary beginning on page 71 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.04% based on an annualization of the current 4.33 cent per share dividend and the maximum offering price of $12.86 on February 28, 2006. An investor in the 2006 maximum combined effective federal and North Carolina personal income tax bracket of 40.36% would need to earn a distribution rate of 6.77% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

During the year under review, the Fund experienced healthy cash inflows and many municipalities sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to investing cash inflows and the proceeds from bond calls at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

North Carolina's economy continued to rebound during the year under review. Strong gains in service sector employment helped offset ongoing manufacturing

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 69

PORTFOLIO BREAKDOWN

Franklin North Carolina Tax-Free Income Fund 2/28/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                19.9%
--------------------------------------------------------------------------------
Utilities                                                                  19.4%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     18.8%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       10.7%
--------------------------------------------------------------------------------
Transportation                                                             10.2%
--------------------------------------------------------------------------------
Higher Education                                                            7.4%
--------------------------------------------------------------------------------
General Obligation                                                          5.2%
--------------------------------------------------------------------------------
Housing                                                                     2.6%
--------------------------------------------------------------------------------
Corporate-Backed                                                            2.3%
--------------------------------------------------------------------------------
Other Revenue                                                               2.0%
--------------------------------------------------------------------------------
Tax-Supported                                                               1.5%
--------------------------------------------------------------------------------

*Does not include short-term investments and other net assets.

sector weakness. The state's economic base continued to diversify away from traditional manufacturing industries. During the period, the unemployment rate declined from 5.1% to 4.6%. 3

Stronger-than-expected revenue growth in recent fiscal years contributed to growing general fund reserves. The surplus budget operations were attributable to conservative revenue forecasts, steady economic growth and expenditure restraint. The fiscal year 2006-2007 budget included significant revenue enhancements, such as the extension of sales and income tax increases that were implemented in 2001. In addition, a lottery was authorized, which allows for increased education funding. Spending growth was concentrated in education and Medicaid, with some capital expenditures also included. North Carolina's tax-supported debt burden is $770 per capita and 2.6% of personal income, slightly above the national medians. 4 Although debt levels will increase as authorized debt is issued, the debt burden should remain manageable.

Independent credit rating agency Standard & Poor's assigned North Carolina's general obligation debt a rating of AAA with a stable outlook. 5 The rating and outlook reflected the state's history of making difficult budget decisions to restore fiscal balance. In addition, Standard & Poor's noted that the state's financial position had stabilized and that the recently enacted budget should contribute to balanced financial operations over the next several years.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's, "State Review: North Carolina," RATINGSDIRECT, 10/31/05.

5. This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


70 | Annual Report

PERFORMANCE SUMMARY AS OF 2/28/06

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FXNCX)                                              CHANGE           2/28/06        2/28/05
-------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                -$0.06            $12.31         $12.37
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-------------------------------------------------------------------------------------------------------------
Dividend Income                                    $0.5282
-------------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FNCIX)                                              CHANGE           2/28/06        2/28/05
-------------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                                -$0.04            $12.44         $12.48
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-------------------------------------------------------------------------------------------------------------
Dividend Income                                    $0.4598
-------------------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------------
CLASS A                                                         1-YEAR          5-YEAR        10-YEAR
-------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                       +3.86%         +31.30%        +70.73%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   -0.56%          +4.69%         +5.04%
-------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                              -0.61%          +4.40%         +5.08%
-------------------------------------------------------------------------------------------------------
   Distribution Rate 4                             4.04%
-------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5          6.77%
-------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                     3.39%
-------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                      5.68%
-------------------------------------------------------------------------------------------------------
CLASS C                                                         1-YEAR          5-YEAR        10-YEAR
-------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                       +3.42%         +27.82%        +61.93%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                   +2.43%          +5.03%         +4.94%
-------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                              +2.17%          +4.73%         +4.97%
-------------------------------------------------------------------------------------------------------
   Distribution Rate 4                             3.63%
-------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5          6.09%
-------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                     3.00%
-------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                      5.03%
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 71

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
CLASS A                           2/28/06
-----------------------------------------
1-Year                             -0.56%
-----------------------------------------
5-Year                             +4.69%
-----------------------------------------
10-Year                            +5.04%
-----------------------------------------

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin North Carolina
                   Tax-Free Income Fund        Lehman Brothers
   Date                 (Class A)            Municipal Bond Index 7     CPI 7
--------------------------------------------------------------------------------
  3/1/1996               $9,576                      $10,000           $10,000
 3/31/1996               $9,482                       $9,872           $10,052
 4/30/1996               $9,477                       $9,844           $10,090
 5/31/1996               $9,488                       $9,840           $10,110
 6/30/1996               $9,589                       $9,948           $10,116
 7/31/1996               $9,657                      $10,038           $10,136
 8/31/1996               $9,659                      $10,036           $10,155
 9/30/1996               $9,786                      $10,176           $10,187
 10/31/1996              $9,880                      $10,291           $10,219
 11/30/1996              $10,018                     $10,479           $10,239
 12/31/1996              $9,994                      $10,435           $10,239
 1/31/1997               $10,004                     $10,455           $10,271
 2/28/1997               $10,091                     $10,551           $10,303
 3/31/1997               $9,998                      $10,410           $10,329
 4/30/1997               $10,086                     $10,497           $10,342
 5/31/1997               $10,201                     $10,655           $10,336
 6/30/1997               $10,307                     $10,769           $10,349
 7/31/1997               $10,537                     $11,067           $10,362
 8/31/1997               $10,477                     $10,963           $10,381
 9/30/1997               $10,585                     $11,093           $10,407
 10/31/1997              $10,658                     $11,165           $10,433
 11/30/1997              $10,731                     $11,231           $10,426
 12/31/1997              $10,885                     $11,394           $10,413
 1/31/1998               $10,977                     $11,512           $10,433
 2/28/1998               $10,978                     $11,515           $10,452
 3/31/1998               $10,997                     $11,525           $10,471
 4/30/1998               $10,980                     $11,474           $10,491
 5/31/1998               $11,127                     $11,655           $10,510
 6/30/1998               $11,174                     $11,701           $10,523
 7/31/1998               $11,203                     $11,730           $10,536
 8/31/1998               $11,343                     $11,911           $10,549
 9/30/1998               $11,483                     $12,060           $10,562
 10/31/1998              $11,475                     $12,060           $10,587
 11/30/1998              $11,504                     $12,102           $10,587
 12/31/1998              $11,532                     $12,132           $10,581
 1/31/1999               $11,636                     $12,277           $10,607
 2/28/1999               $11,589                     $12,223           $10,620
 3/31/1999               $11,607                     $12,240           $10,652
 4/30/1999               $11,626                     $12,271           $10,730
 5/31/1999               $11,567                     $12,200           $10,730
 6/30/1999               $11,383                     $12,024           $10,730
 7/31/1999               $11,392                     $12,068           $10,762
 8/31/1999               $11,265                     $11,971           $10,788
 9/30/1999               $11,245                     $11,976           $10,839
 10/31/1999              $11,078                     $11,846           $10,859
 11/30/1999              $11,166                     $11,972           $10,865
 12/31/1999              $11,037                     $11,883           $10,865
 1/31/2000               $10,947                     $11,831           $10,897
 2/29/2000               $11,076                     $11,969           $10,962
 3/31/2000               $11,347                     $12,230           $11,052
 4/30/2000               $11,276                     $12,158           $11,059
 5/31/2000               $11,215                     $12,095           $11,072
 6/30/2000               $11,500                     $12,415           $11,130
 7/31/2000               $11,673                     $12,588           $11,156
 8/31/2000               $11,848                     $12,782           $11,156
 9/30/2000               $11,786                     $12,715           $11,214
 10/31/2000              $11,921                     $12,854           $11,233
 11/30/2000              $12,025                     $12,952           $11,240
 12/31/2000              $12,318                     $13,271           $11,233
 1/31/2001               $12,401                     $13,403           $11,304
 2/28/2001               $12,454                     $13,446           $11,349
 3/31/2001               $12,549                     $13,566           $11,375
 4/30/2001               $12,401                     $13,419           $11,420
 5/31/2001               $12,519                     $13,563           $11,472
 6/30/2001               $12,626                     $13,654           $11,491
 7/31/2001               $12,863                     $13,857           $11,459
 8/31/2001               $13,058                     $14,085           $11,459
 9/30/2001               $12,992                     $14,038           $11,511
 10/31/2001              $13,154                     $14,205           $11,472
 11/30/2001              $13,066                     $14,085           $11,453
 12/31/2001              $12,921                     $13,952           $11,407
 1/31/2002               $13,128                     $14,194           $11,433
 2/28/2002               $13,292                     $14,365           $11,478
 3/31/2002               $13,044                     $14,083           $11,543
 4/30/2002               $13,276                     $14,359           $11,607
 5/31/2002               $13,341                     $14,446           $11,607
 6/30/2002               $13,461                     $14,599           $11,614
 7/31/2002               $13,626                     $14,786           $11,627
 8/31/2002               $13,793                     $14,964           $11,666
 9/30/2002               $14,108                     $15,292           $11,685
 10/31/2002              $13,876                     $15,038           $11,704
 11/30/2002              $13,838                     $14,976           $11,704
 12/31/2002              $14,122                     $15,292           $11,679
 1/31/2003               $14,083                     $15,253           $11,730
 2/28/2003               $14,254                     $15,466           $11,821
 3/31/2003               $14,250                     $15,476           $11,892
 4/30/2003               $14,328                     $15,578           $11,866
 5/31/2003               $14,664                     $15,943           $11,846
 6/30/2003               $14,624                     $15,875           $11,859
 7/31/2003               $14,110                     $15,319           $11,872
 8/31/2003               $14,223                     $15,434           $11,917
 9/30/2003               $14,587                     $15,887           $11,956
 10/31/2003              $14,522                     $15,807           $11,943
 11/30/2003              $14,697                     $15,972           $11,911
 12/31/2003              $14,823                     $16,104           $11,898
 1/31/2004               $14,914                     $16,197           $11,956
 2/29/2004               $15,127                     $16,440           $12,021
 3/31/2004               $15,121                     $16,383           $12,098
 4/30/2004               $14,772                     $15,995           $12,137
 5/31/2004               $14,718                     $15,937           $12,208
 6/30/2004               $14,786                     $15,995           $12,247
 7/31/2004               $14,991                     $16,205           $12,227
 8/31/2004               $15,245                     $16,530           $12,234
 9/30/2004               $15,339                     $16,618           $12,260
 10/31/2004              $15,483                     $16,761           $12,324
 11/30/2004              $15,364                     $16,623           $12,331
 12/31/2004              $15,559                     $16,826           $12,285
 1/31/2005               $15,768                     $16,983           $12,311
 2/28/2005               $15,749                     $16,927           $12,382
 3/31/2005               $15,665                     $16,820           $12,479
 4/30/2005               $15,888                     $17,085           $12,563
 5/31/2005               $15,997                     $17,206           $12,550
 6/30/2005               $16,080                     $17,313           $12,556
 7/31/2005               $16,034                     $17,234           $12,615
 8/31/2005               $16,170                     $17,408           $12,679
 9/30/2005               $16,071                     $17,291           $12,834
 10/31/2005              $15,997                     $17,186           $12,860
 11/30/2005              $16,054                     $17,269           $12,757
 12/31/2005              $16,190                     $17,417           $12,705
 1/31/2006               $16,220                     $17,464           $12,802
 2/28/2006               $16,349                     $17,581           $12,828

Total Returns             63.49%                       75.81%           28.28%

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
CLASS C                           2/28/06
-----------------------------------------
1-Year                             +2.43%
-----------------------------------------
5-Year                             +5.03%
-----------------------------------------
10-Year                            +4.94%
------------------------------------------

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Franklin North Carolina
                       Tax-Free Income Fund       Lehman Brothers
     Date                   (Class C)           Municipal Bond Index 7    CPI 7
--------------------------------------------------------------------------------
   3/1/1996                   $10,000                   $10,000          $10,000
   3/31/1996                   $9,899                   $9,872           $10,052
   4/30/1996                   $9,889                   $9,844           $10,090
   5/31/1996                   $9,895                   $9,840           $10,110
   6/30/1996                  $10,004                   $9,948           $10,116
   7/31/1996                  $10,062                   $10,038          $10,136
   8/31/1996                  $10,059                   $10,036          $10,155
   9/30/1996                  $10,196                   $10,176          $10,187
  10/31/1996                  $10,280                   $10,291          $10,219
  11/30/1996                  $10,426                   $10,479          $10,239
  12/31/1996                  $10,396                   $10,435          $10,239
   1/31/1997                  $10,401                   $10,455          $10,271
   2/28/1997                  $10,486                   $10,551          $10,303
   3/31/1997                  $10,383                   $10,410          $10,329
   4/30/1997                  $10,470                   $10,497          $10,342
   5/31/1997                  $10,592                   $10,655          $10,336
   6/30/1997                  $10,688                   $10,769          $10,349
   7/31/1997                  $10,929                   $11,067          $10,362
   8/31/1997                  $10,853                   $10,963          $10,381
   9/30/1997                  $10,968                   $11,093          $10,407
  10/31/1997                  $11,029                   $11,165          $10,433
  11/30/1997                  $11,109                   $11,231          $10,426
  12/31/1997                  $11,253                   $11,394          $10,413
   1/31/1998                  $11,351                   $11,512          $10,433
   2/28/1998                  $11,348                   $11,515          $10,452
   3/31/1998                  $11,362                   $11,525          $10,471
   4/30/1998                  $11,338                   $11,474          $10,491
   5/31/1998                  $11,493                   $11,655          $10,510
   6/30/1998                  $11,535                   $11,701          $10,523
   7/31/1998                  $11,560                   $11,730          $10,536
   8/31/1998                  $11,698                   $11,911          $10,549
   9/30/1998                  $11,828                   $12,060          $10,562
  10/31/1998                  $11,814                   $12,060          $10,587
  11/30/1998                  $11,848                   $12,102          $10,587
  12/31/1998                  $11,872                   $12,132          $10,581
   1/31/1999                  $11,973                   $12,277          $10,607
   2/28/1999                  $11,920                   $12,223          $10,620
   3/31/1999                  $11,933                   $12,240          $10,652
   4/30/1999                  $11,946                   $12,271          $10,730
   5/31/1999                  $11,881                   $12,200          $10,730
   6/30/1999                  $11,678                   $12,024          $10,730
   7/31/1999                  $11,691                   $12,068          $10,762
   8/31/1999                  $11,546                   $11,971          $10,788
   9/30/1999                  $11,530                   $11,976          $10,839
  10/31/1999                  $11,345                   $11,846          $10,859
  11/30/1999                  $11,429                   $11,972          $10,865
  12/31/1999                  $11,292                   $11,883          $10,865
   1/31/2000                  $11,196                   $11,831          $10,897
   2/29/2000                  $11,332                   $11,969          $10,962
   3/31/2000                  $11,602                   $12,230          $11,052
   4/30/2000                  $11,525                   $12,158          $11,059
   5/31/2000                  $11,448                   $12,095          $11,072
   6/30/2000                  $11,741                   $12,415          $11,130
   7/31/2000                  $11,912                   $12,588          $11,156
   8/31/2000                  $12,083                   $12,782          $11,156
   9/30/2000                  $12,015                   $12,715          $11,214
  10/31/2000                  $12,146                   $12,854          $11,233
  11/30/2000                  $12,246                   $12,952          $11,240
  12/31/2000                  $12,536                   $13,271          $11,233
   1/31/2001                  $12,626                   $13,403          $11,304
   2/28/2001                  $12,674                   $13,446          $11,349
   3/31/2001                  $12,764                   $13,566          $11,375
   4/30/2001                  $12,597                   $13,419          $11,420
   5/31/2001                  $12,720                   $13,563          $11,472
   6/30/2001                  $12,822                   $13,654          $11,491
   7/31/2001                  $13,055                   $13,857          $11,459
   8/31/2001                  $13,246                   $14,085          $11,459
   9/30/2001                  $13,173                   $14,038          $11,511
  10/31/2001                  $13,331                   $14,205          $11,472
  11/30/2001                  $13,236                   $14,085          $11,453
  12/31/2001                  $13,084                   $13,952          $11,407
   1/31/2002                  $13,297                   $14,194          $11,433
   2/28/2002                  $13,444                   $14,365          $11,478
   3/31/2002                  $13,189                   $14,083          $11,543
   4/30/2002                  $13,416                   $14,359          $11,607
   5/31/2002                  $13,486                   $14,446          $11,607
   6/30/2002                  $13,599                   $14,599          $11,614
   7/31/2002                  $13,759                   $14,786          $11,627
   8/31/2002                  $13,919                   $14,964          $11,666
   9/30/2002                  $14,240                   $15,292          $11,685
  10/31/2002                  $13,990                   $15,038          $11,704
  11/30/2002                  $13,945                   $14,976          $11,704
  12/31/2002                  $14,223                   $15,292          $11,679
   1/31/2003                  $14,178                   $15,253          $11,730
   2/28/2003                  $14,353                   $15,466          $11,821
   3/31/2003                  $14,331                   $15,476          $11,892
   4/30/2003                  $14,414                   $15,578          $11,866
   5/31/2003                  $14,743                   $15,943          $11,846
   6/30/2003                  $14,697                   $15,875          $11,859
   7/31/2003                  $14,167                   $15,319          $11,872
   8/31/2003                  $14,284                   $15,434          $11,917
   9/30/2003                  $14,627                   $15,887          $11,956
  10/31/2003                  $14,554                   $15,807          $11,943
  11/30/2003                  $14,732                   $15,972          $11,911
  12/31/2003                  $14,851                   $16,104          $11,898
   1/31/2004                  $14,934                   $16,197          $11,956
   2/29/2004                  $15,150                   $16,440          $12,021
   3/31/2004                  $15,124                   $16,383          $12,098
   4/30/2004                  $14,772                   $15,995          $12,137
   5/31/2004                  $14,711                   $15,937          $12,208
   6/30/2004                  $14,772                   $15,995          $12,247
   7/31/2004                  $14,967                   $16,205          $12,227
   8/31/2004                  $15,225                   $16,530          $12,234
   9/30/2004                  $15,299                   $16,618          $12,260
  10/31/2004                  $15,434                   $16,761          $12,324
  11/30/2004                  $15,322                   $16,623          $12,331
  12/31/2004                  $15,507                   $16,826          $12,285
   1/31/2005                  $15,693                   $16,983          $12,311
   2/28/2005                  $15,667                   $16,927          $12,382
   3/31/2005                  $15,590                   $16,820          $12,479
   4/30/2005                  $15,802                   $17,085          $12,563
   5/31/2005                  $15,902                   $17,206          $12,550
   6/30/2005                  $15,977                   $17,313          $12,556
   7/31/2005                  $15,924                   $17,234          $12,615
   8/31/2005                  $16,051                   $17,408          $12,679
   9/30/2005                  $15,946                   $17,291          $12,834
  10/31/2005                  $15,866                   $17,186          $12,860
  11/30/2005                  $15,915                   $17,269          $12,757
  12/31/2005                  $16,041                   $17,417          $12,705
   1/31/2006                  $16,064                   $17,464          $12,802
   2/28/2006                  $16,193                   $17,581          $12,828

 Total Returns                 61.93%                   75.81%           28.28%


72 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and North Carolina personal income tax rate of 40.36%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 73

YOUR FUND'S EXPENSES

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


74 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------------
                                                 BEGINNING ACCOUNT          ENDING ACCOUNT          EXPENSES PAID DURING
CLASS A                                             VALUE 9/1/05             VALUE 2/28/06         PERIOD* 9/1/05-2/28/06
-------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                  $1,011.20                    $3.24
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                  $1,021.57                    $3.26
-------------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000                  $1,009.20                    $5.98
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000                  $1,018.84                    $6.01
-------------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.65% and
C: 1.20%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 75

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Virginia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/06**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ...................................   62.4%
AA ....................................   15.8%
A .....................................    4.5%
BBB ...................................    7.2%
Not Rated by S&P ......................   10.1%

*Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Ratings for securities not rated by S&P are in the table below.

**Does not include short-term investments and other net assets.

RATINGS                               MOODY'S         FITCH
AAA or Aaa                               2.4%            --
AA or Aa                                 1.0%            --
A                                        2.7%            --
BBB or Baa                               2.3%          0.3%
Below Investment Grade                   1.4%            --
------------------------------------------------------------
Total                                    9.8%          0.3%

--------------------------------------------------------------------------------

This annual report for Franklin Virginia Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.91 on February 28, 2005, to $11.85 on February 28, 2006. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 141.


76 | Annual Report

DIVIDEND DISTRIBUTIONS 2

Franklin Virginia Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                       DIVIDEND PER SHARE
                                             -----------------------------------
MONTH                                             CLASS A              CLASS C
--------------------------------------------------------------------------------
March                                           4.32 cents            3.73 cents
--------------------------------------------------------------------------------
April                                           4.32 cents            3.73 cents
--------------------------------------------------------------------------------
May                                             4.32 cents            3.73 cents
--------------------------------------------------------------------------------
June                                            4.32 cents            3.77 cents
--------------------------------------------------------------------------------
July                                            4.32 cents            3.77 cents
--------------------------------------------------------------------------------
August                                          4.32 cents            3.77 cents
--------------------------------------------------------------------------------
September                                       4.28 cents            3.74 cents
--------------------------------------------------------------------------------
October                                         4.28 cents            3.74 cents
--------------------------------------------------------------------------------
November                                        4.22 cents            3.68 cents
--------------------------------------------------------------------------------
December                                        4.22 cents            3.68 cents
--------------------------------------------------------------------------------
January                                         4.22 cents            3.68 cents
--------------------------------------------------------------------------------
February                                        4.22 cents            3.68 cents
--------------------------------------------------------------------------------
TOTAL                                          51.36 CENTS           44.70 CENTS
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 51.36 cents per share for the reporting period. 2 The Performance Summary beginning on page 79 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.06% based on an annualization of the current 4.19 cent per share dividend and the maximum offering price of $12.38 on February 28, 2006. An investor in the 2006 maximum combined effective federal and Virginia personal income tax bracket of 38.74% would need to earn a distribution rate of 6.63% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bonds calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

COMMONWEALTH UPDATE

Virginia has outperformed the nation based on job and income growth in recent years, with personal income growth exceeding expectations. Defense and other federal spending contributed to economic growth during the reporting period, although more slowly than in previous years. Financial operations

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 77

PORTFOLIO BREAKDOWN

Franklin Virginia Tax-Free Income Fund
2/28/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                26.7%
--------------------------------------------------------------------------------
Transportation                                                             17.4%
--------------------------------------------------------------------------------
Utilities                                                                  11.1%
--------------------------------------------------------------------------------
General Obligation                                                          8.7%
--------------------------------------------------------------------------------
Higher Education                                                            7.7%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        6.8%
--------------------------------------------------------------------------------
Other Revenue                                                               6.1%
--------------------------------------------------------------------------------
Housing                                                                     5.2%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      4.8%
--------------------------------------------------------------------------------
Tax-Supported                                                               2.8%
--------------------------------------------------------------------------------
Corporate-Backed                                                            2.7%
--------------------------------------------------------------------------------

*Does not include short-term investments and other net assets.

fully rebounded based on fiscal year 2005 results. The primary revenue factors were nonwithholding income tax, refund reductions and corporate income tax. The commonwealth's stabilization fund balance increased significantly in recent fiscal years and was estimated to be $1.1 billion by 2007's fiscal year-end, close to the constitutional limit. 3

The fiscal year 2006 budget represented a 3.1% increase over fiscal year 2005. 3 After the general assembly failed to reach agreement on the proposed budget in regular session, Governor Warner called a special session that led to a compromise budget highlighted by tax reform including sales and cigarette tax increases. The tax reform was projected to generate additional revenues of $616 million in fiscal year 2005 and $775 million in fiscal year 2006. 3 The sales tax increase supports the general fund, and the cigarette tax increase goes toward the Virginia health care trust fund. Tax reform was anticipated to result in substantial surpluses and a rebuilding of reserves.

The commonwealth's debt burden was manageable. Net tax-supported debt in 2005 was $4.4 billion, which represented 1.8% of personal income and $589 debt per capita compared with national medians of 2.4% and $703. 4 Independent credit rating agencies Standard & Poor's and Moody's Investors Service assigned Virginia's general obligation debt ratings of AAA and Aaa with a stable outlook. 5 The ratings reflected the commonwealth's broad-based economy, history of conservative fiscal management, low debt levels and strongly funded pension system.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

3. Source: Standard & Poor's, "State Review: Virginia," RATINGSDIRECT, 12/14/05.

4. Source: Moody's Investors Service, "New Issue: Virginia (Commonwealth of)," 10/28/05.

5. These do not indicate ratings of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


78 | Annual Report

PERFORMANCE SUMMARY AS OF 2/28/06

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRVAX)                                          CHANGE       2/28/06       2/28/05
-----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                            -$0.06        $11.85        $11.91
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-----------------------------------------------------------------------------------------------------------
Dividend Income                                 $0.5136
-----------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FVAIX)                                          CHANGE        2/28/06       2/28/05
-----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                            -$0.06         $11.96        $12.02
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-----------------------------------------------------------------------------------------------------------
Dividend Income                                 $0.4470
-----------------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------------
CLASS A                                                           1-YEAR         5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                         +3.88%        +29.91%         +67.15%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                     -0.54%         +4.46%          +4.82%
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                                -0.83%         +4.17%          +4.86%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                             4.06%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5          6.63%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                     3.35%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                      5.47%
-----------------------------------------------------------------------------------------------------------
CLASS C                                                          1-YEAR         5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                         +3.27%        +26.42%         +58.37%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                     +2.28%         +4.80%          +4.71%
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                                +2.01%         +4.49%          +4.74%
-----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                             3.65%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5          5.96%
-----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                     2.96%
-----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                      4.83%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 79

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS A                              2/28/06
--------------------------------------------
1-Year                                -0.54%
--------------------------------------------
5-Year                                +4.46%
--------------------------------------------
10-Year                               +4.82%
--------------------------------------------

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Franklin Virginia
                   Tax-Free Income Fund       Lehman Brothers
     Date               (Class A)          Municipal Bond Index 7        CPI 7
--------------------------------------------------------------------------------
   3/1/1996                $9,575                 $10,000               $10,000
   3/31/1996               $9,489                 $9,872                $10,052
   4/30/1996               $9,492                 $9,844                $10,090
   5/31/1996               $9,503                 $9,840                $10,110
   6/30/1996               $9,598                 $9,948                $10,116
   7/31/1996               $9,660                 $10,038               $10,136
   8/31/1996               $9,662                 $10,036               $10,155
   9/30/1996               $9,784                 $10,176               $10,187
  10/31/1996               $9,863                 $10,291               $10,219
  11/30/1996              $10,002                 $10,479               $10,239
  12/31/1996               $9,975                 $10,435               $10,239
   1/31/1997               $9,987                 $10,455               $10,271
   2/28/1997              $10,068                 $10,551               $10,303
   3/31/1997               $9,967                 $10,410               $10,329
   4/30/1997              $10,049                 $10,497               $10,342
   5/31/1997              $10,175                 $10,655               $10,336
   6/30/1997              $10,259                 $10,769               $10,349
   7/31/1997              $10,501                 $11,067               $10,362
   8/31/1997              $10,416                 $10,963               $10,381
   9/30/1997              $10,534                 $11,093               $10,407
  10/31/1997              $10,599                 $11,165               $10,433
  11/30/1997              $10,681                 $11,231               $10,426
  12/31/1997              $10,824                 $11,394               $10,413
   1/31/1998              $10,917                 $11,512               $10,433
   2/28/1998              $10,928                 $11,515               $10,452
   3/31/1998              $10,947                 $11,525               $10,471
   4/30/1998              $10,902                 $11,474               $10,491
   5/31/1998              $11,070                 $11,655               $10,510
   6/30/1998              $11,124                 $11,701               $10,523
   7/31/1998              $11,154                 $11,730               $10,536
   8/31/1998              $11,296                 $11,911               $10,549
   9/30/1998              $11,419                 $12,060               $10,562
  10/31/1998              $11,390                 $12,060               $10,587
  11/30/1998              $11,429                 $12,102               $10,587
  12/31/1998              $11,455                 $12,132               $10,581
   1/31/1999              $11,560                 $12,277               $10,607
   2/28/1999              $11,520                 $12,223               $10,620
   3/31/1999              $11,538                 $12,240               $10,652
   4/30/1999              $11,556                 $12,271               $10,730
   5/31/1999              $11,506                 $12,200               $10,730
   6/30/1999              $11,327                 $12,024               $10,730
   7/31/1999              $11,345                 $12,068               $10,762
   8/31/1999              $11,185                 $11,971               $10,788
   9/30/1999              $11,174                 $11,976               $10,839
  10/31/1999              $10,993                 $11,846               $10,859
  11/30/1999              $11,091                 $11,972               $10,865
  12/31/1999              $10,979                 $11,883               $10,865
   1/31/2000              $10,876                 $11,831               $10,897
   2/29/2000              $11,017                 $11,969               $10,962
   3/31/2000              $11,332                 $12,230               $11,052
   4/30/2000              $11,258                 $12,158               $11,059
   5/31/2000              $11,175                 $12,095               $11,072
   6/30/2000              $11,474                 $12,415               $11,130
   7/31/2000              $11,618                 $12,588               $11,156
   8/31/2000              $11,805                 $12,782               $11,156
   9/30/2000              $11,731                 $12,715               $11,214
  10/31/2000              $11,857                 $12,854               $11,233
  11/30/2000              $11,909                 $12,952               $11,240
  12/31/2000              $12,164                 $13,271               $11,233
   1/31/2001              $12,238                 $13,403               $11,304
   2/28/2001              $12,323                 $13,446               $11,349
   3/31/2001              $12,429                 $13,566               $11,375
   4/30/2001              $12,298                 $13,419               $11,420
   5/31/2001              $12,416                 $13,563               $11,472
   6/30/2001              $12,501                 $13,654               $11,491
   7/31/2001              $12,686                 $13,857               $11,459
   8/31/2001              $12,861                 $14,085               $11,459
   9/30/2001              $12,780                 $14,038               $11,511
  10/31/2001              $12,943                 $14,205               $11,472
  11/30/2001              $12,873                 $14,085               $11,453
  12/31/2001              $12,701                 $13,952               $11,407
   1/31/2002              $12,898                 $14,194               $11,433
   2/28/2002              $13,028                 $14,365               $11,478
   3/31/2002              $12,808                 $14,083               $11,543
   4/30/2002              $12,996                 $14,359               $11,607
   5/31/2002              $13,072                 $14,446               $11,607
   6/30/2002              $13,181                 $14,599               $11,614
   7/31/2002              $13,337                 $14,786               $11,627
   8/31/2002              $13,459                 $14,964               $11,666
   9/30/2002              $13,720                 $15,292               $11,685
  10/31/2002              $13,436                 $15,038               $11,704
  11/30/2002              $13,396                 $14,976               $11,704
  12/31/2002              $13,684                 $15,292               $11,679
   1/31/2003              $13,630                 $15,253               $11,730
   2/28/2003              $13,800                 $15,466               $11,821
   3/31/2003              $13,828                 $15,476               $11,892
   4/30/2003              $13,964                 $15,578               $11,866
   5/31/2003              $14,315                 $15,943               $11,846
   6/30/2003              $14,271                 $15,875               $11,859
   7/31/2003              $13,756                 $15,319               $11,872
   8/31/2003              $13,881                 $15,434               $11,917
   9/30/2003              $14,201                 $15,887               $11,956
  10/31/2003              $14,182                 $15,807               $11,943
  11/30/2003              $14,345                 $15,972               $11,911
  12/31/2003              $14,470                 $16,104               $11,898
   1/31/2004              $14,572                 $16,197               $11,956
   2/29/2004              $14,797                 $16,440               $12,021
   3/31/2004              $14,775                 $16,383               $12,098
   4/30/2004              $14,417                 $15,995               $12,137
   5/31/2004              $14,408                 $15,937               $12,208
   6/30/2004              $14,449                 $15,995               $12,247
   7/31/2004              $14,641                 $16,205               $12,227
   8/31/2004              $14,896                 $16,530               $12,234
   9/30/2004              $14,988                 $16,618               $12,260
  10/31/2004              $15,144                 $16,761               $12,324
  11/30/2004              $15,019                 $16,623               $12,331
  12/31/2004              $15,254                 $16,826               $12,285
   1/31/2005              $15,438                 $16,983               $12,311
   2/28/2005              $15,416                 $16,927               $12,382
   3/31/2005              $15,368                 $16,820               $12,479
   4/30/2005              $15,581                 $17,085               $12,563
   5/31/2005              $15,676                 $17,206               $12,550
   6/30/2005              $15,772                 $17,313               $12,556
   7/31/2005              $15,710                 $17,234               $12,615
   8/31/2005              $15,833                 $17,408               $12,679
   9/30/2005              $15,758                 $17,291               $12,834
  10/31/2005              $15,681                 $17,186               $12,860
  11/30/2005              $15,724                 $17,269               $12,757
  12/31/2005              $15,848                 $17,417               $12,705
   1/31/2006              $15,877                 $17,464               $12,802
   2/28/2006              $16,005                 $17,581               $12,828

 Total Returns             60.05%                 75.81%                 28.28%

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS C                              2/28/06
--------------------------------------------
1-Year                                +2.28%
--------------------------------------------
5-Year                                +4.80%
--------------------------------------------
10-Year                               +4.71%
--------------------------------------------

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Franklin Virginia        Lehman Brothers
     Date          Tax-Free Income Fund    Municipal Bond Index 7       CPI 7
--------------------------------------------------------------------------------
   3/1/1996                $10,000                $10,000              $10,000
   3/31/1996                $9,914                $9,872               $10,052
   4/30/1996                $9,904                $9,844               $10,090
   5/31/1996                $9,911                $9,840               $10,110
   6/30/1996               $10,005                $9,948               $10,116
   7/31/1996               $10,073                $10,038              $10,136
   8/31/1996               $10,062                $10,036              $10,155
   9/30/1996               $10,192                $10,176              $10,187
  10/31/1996               $10,269                $10,291              $10,219
  11/30/1996               $10,408                $10,479              $10,239
  12/31/1996               $10,375                $10,435              $10,239
   1/31/1997               $10,383                $10,455              $10,271
   2/28/1997               $10,461                $10,551              $10,303
   3/31/1997               $10,361                $10,410              $10,329
   4/30/1997               $10,441                $10,497              $10,342
   5/31/1997               $10,567                $10,655              $10,336
   6/30/1997               $10,640                $10,769              $10,349
   7/31/1997               $10,894                $11,067              $10,362
   8/31/1997               $10,801                $10,963              $10,381
   9/30/1997               $10,907                $11,093              $10,407
  10/31/1997               $10,978                $11,165              $10,433
  11/30/1997               $11,058                $11,231              $10,426
  12/31/1997               $11,200                $11,394              $10,413
   1/31/1998               $11,290                $11,512              $10,433
   2/28/1998               $11,296                $11,515              $10,452
   3/31/1998               $11,311                $11,525              $10,471
   4/30/1998               $11,259                $11,474              $10,491
   5/31/1998               $11,436                $11,655              $10,510
   6/30/1998               $11,487                $11,701              $10,523
   7/31/1998               $11,502                $11,730              $10,536
   8/31/1998               $11,642                $11,911              $10,549
   9/30/1998               $11,772                $12,060              $10,562
  10/31/1998               $11,738                $12,060              $10,587
  11/30/1998               $11,771                $12,102              $10,587
  12/31/1998               $11,792                $12,132              $10,581
   1/31/1999               $11,894                $12,277              $10,607
   2/28/1999               $11,838                $12,223              $10,620
   3/31/1999               $11,861                $12,240              $10,652
   4/30/1999               $11,883                $12,271              $10,730
   5/31/1999               $11,816                $12,200              $10,730
   6/30/1999               $11,629                $12,024              $10,730
   7/31/1999               $11,642                $12,068              $10,762
   8/31/1999               $11,474                $11,971              $10,788
   9/30/1999               $11,447                $11,976              $10,839
  10/31/1999               $11,267                $11,846              $10,859
  11/30/1999               $11,362                $11,972              $10,865
  12/31/1999               $11,233                $11,883              $10,865
   1/31/2000               $11,133                $11,831              $10,897
   2/29/2000               $11,261                $11,969              $10,962
   3/31/2000               $11,587                $12,230              $11,052
   4/30/2000               $11,507                $12,158              $11,059
   5/31/2000               $11,418                $12,095              $11,072
   6/30/2000               $11,715                $12,415              $11,130
   7/31/2000               $11,856                $12,588              $11,156
   8/31/2000               $12,040                $12,782              $11,156
   9/30/2000               $11,960                $12,715              $11,214
  10/31/2000               $12,082                $12,854              $11,233
  11/30/2000               $12,129                $12,952              $11,240
  12/31/2000               $12,381                $13,271              $11,233
   1/31/2001               $12,450                $13,403              $11,304
   2/28/2001               $12,531                $13,446              $11,349
   3/31/2001               $12,643                $13,566              $11,375
   4/30/2001               $12,505                $13,419              $11,420
   5/31/2001               $12,607                $13,563              $11,472
   6/30/2001               $12,698                $13,654              $11,491
   7/31/2001               $12,879                $13,857              $11,459
   8/31/2001               $13,037                $14,085              $11,459
   9/30/2001               $12,962                $14,038              $11,511
  10/31/2001               $13,120                $14,205              $11,472
  11/30/2001               $13,043                $14,085              $11,453
  12/31/2001               $12,864                $13,952              $11,407
   1/31/2002               $13,056                $14,194              $11,433
   2/28/2002               $13,192                $14,365              $11,478
   3/31/2002               $12,954                $14,083              $11,543
   4/30/2002               $13,148                $14,359              $11,607
   5/31/2002               $13,206                $14,446              $11,607
   6/30/2002               $13,310                $14,599              $11,614
   7/31/2002               $13,460                $14,786              $11,627
   8/31/2002               $13,576                $14,964              $11,666
   9/30/2002               $13,843                $15,292              $11,685
  10/31/2002               $13,553                $15,038              $11,704
  11/30/2002               $13,506                $14,976              $11,704
  12/31/2002               $13,776                $15,292              $11,679
   1/31/2003               $13,728                $15,253              $11,730
   2/28/2003               $13,892                $15,466              $11,821
   3/31/2003               $13,914                $15,476              $11,892
   4/30/2003               $14,043                $15,578              $11,866
   5/31/2003               $14,386                $15,943              $11,846
   6/30/2003               $14,336                $15,875              $11,859
   7/31/2003               $13,817                $15,319              $11,872
   8/31/2003               $13,935                $15,434              $11,917
   9/30/2003               $14,247                $15,887              $11,956
  10/31/2003               $14,221                $15,807              $11,943
  11/30/2003               $14,376                $15,972              $11,911
  12/31/2003               $14,494                $16,104              $11,898
   1/31/2004               $14,587                $16,197              $11,956
   2/29/2004               $14,804                $16,440              $12,021
   3/31/2004               $14,775                $16,383              $12,098
   4/30/2004               $14,413                $15,995              $12,137
   5/31/2004               $14,409                $15,937              $12,208
   6/30/2004               $14,431                $15,995              $12,247
   7/31/2004               $14,614                $16,205              $12,227
   8/31/2004               $14,873                $16,530              $12,234
   9/30/2004               $14,957                $16,618              $12,260
  10/31/2004               $15,105                $16,761              $12,324
  11/30/2004               $14,975                $16,623              $12,331
  12/31/2004               $15,199                $16,826              $12,285
   1/31/2005               $15,374                $16,983              $12,311
   2/28/2005               $15,345                $16,927              $12,382
   3/31/2005               $15,290                $16,820              $12,479
   4/30/2005               $15,492                $17,085              $12,563
   5/31/2005               $15,591                $17,206              $12,550
   6/30/2005               $15,666                $17,313              $12,556
   7/31/2005               $15,611                $17,234              $12,615
   8/31/2005               $15,725                $17,408              $12,679
   9/30/2005               $15,631                $17,291              $12,834
  10/31/2005               $15,562                $17,186              $12,860
  11/30/2005               $15,597                $17,269              $12,757
  12/31/2005               $15,711                $17,417              $12,705
   1/31/2006               $15,733                $17,464              $12,802
   2/28/2006               $15,837                $17,581              $12,828

 Total Returns              58.37%                75.81%                28.28%


80 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and Virginia personal income tax rate of 38.74%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 81

YOUR FUND'S EXPENSES

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


82 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                                 BEGINNING ACCOUNT      ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                             VALUE 9/1/05         VALUE 2/28/06    PERIOD* 9/1/05-2/28/06
----------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000              $1,011.10                $3.34
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000              $1,021.47                $3.36
----------------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------------
Actual                                                 $1,000              $1,007.50                $6.07
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)               $1,000              $1,018.74                $6.11
----------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.67% and
C: 1.22%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 83

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                  ---------------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
CLASS A                                                   2006             2005          2004 d             2003            2002
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      11.61     $      11.76     $      11.50     $      11.22     $     11.08
                                                  ---------------------------------------------------------------------------------
Income from investment operations:

  Net investment income a ......................          0.50             0.51             0.52             0.54            0.56

  Net realized and unrealized gains (losses) ...         (0.12)           (0.16)            0.26             0.28            0.14
                                                  ---------------------------------------------------------------------------------
Total from investment operations ...............          0.38             0.35             0.78             0.82            0.70
                                                  ---------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.50)           (0.50)           (0.52)           (0.54)          (0.56)
                                                  ---------------------------------------------------------------------------------
Redemption fees ................................            -- c             --               --               --              --
                                                  ---------------------------------------------------------------------------------
Net asset value, end of year ...................  $      11.49     $      11.61     $      11.76     $      11.50     $     11.22
                                                  =================================================================================

Total return b  ................................          3.34%            3.12%            6.92%            7.55%           6.49%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $    237,848     $    225,258     $    236,225     $    228,746     $   215,649

Ratios to average net assets:

  Expenses .....................................          0.72%            0.72%            0.72%            0.73%           0.73%

  Net investment income ........................          4.31%            4.39%            4.47%            4.81%           5.05%

Portfolio turnover rate ........................         12.86%            8.53%           12.53%           17.10%           9.94%

 a   Based on average daily shares outstanding.

 b Total return does not reflect sales commissions or the contingent deferred sales charge.

 c   Amount is less than $0.01 per share.

 d   For the year ended February 29.


84 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

FRANKLIN ALABAMA TAX-FREE INCOME FUND (CONTINUED)

                                                  ---------------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
CLASS C                                                   2006            2005          2004 d              2003            2002
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      11.70     $     11.84      $     11.58      $      11.29     $     11.14
                                                  ---------------------------------------------------------------------------------
Income from investment operations:

  Net investment income a ......................          0.44            0.45             0.45              0.49            0.50

  Net realized and unrealized gains (losses) ...         (0.12)          (0.15)            0.26              0.28            0.15
                                                  ---------------------------------------------------------------------------------
Total from investment operations ...............          0.32            0.30             0.71              0.77            0.65
                                                  ---------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.44)          (0.44)           (0.45)            (0.48)          (0.50)
                                                  ---------------------------------------------------------------------------------
Redemption fees ................................            -- c            --               --                --              --
                                                  ---------------------------------------------------------------------------------
Net asset value, end of year ...................  $      11.58     $     11.70      $     11.84      $      11.58     $     11.29
                                                  =================================================================================

Total return b .................................          2.75%           2.63%            6.25%             7.01%           5.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $     35,638     $    31,702      $    30,504      $     25,258     $    18,462

Ratios to average net assets:

  Expenses .....................................          1.27%           1.27%            1.29%             1.26%           1.28%

  Net investment income ........................          3.76%           3.84%            3.90%             4.28%           4.50%

Portfolio turnover rate ........................         12.86%           8.53%           12.53%            17.10%           9.94%

 a    Based on average daily shares outstanding.

 b    Total return does not reflect the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


                         Annual Report | See notes to financial statements. | 85

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 99.4%
    BONDS 99.4%
    ALABAMA 88.3%
    Alabama Building Renovation Finance Authority Revenue, Refunding, AMBAC Insured,
     5.625%, 9/01/24 ..........................................................................     $   2,500,000   $     2,700,375
    Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A,
     AMBAC Insured, 5.25%, 8/15/24 ............................................................         1,755,000         1,867,232
    Alabama HFA, SFMR, Series D-2, GNMA Secured, 5.75%, 10/01/23 ..............................           765,000           777,393
    Alabama State Docks Department Docks Facilities Revenue,
       MBIA Insured, 6.30%, 10/01/21 ..........................................................         4,500,000         4,653,450
       Refunding, MBIA Insured, 5.50%, 10/01/22 ...............................................         1,000,000         1,063,310
    Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan, Series A,
     AMBAC Insured, 5.00%, 8/15/23 ............................................................         4,435,000         4,646,860
    Alabaster GO, wts., AMBAC Insured, Pre-Refunded, 5.00%,
       9/01/24 ................................................................................         3,470,000         3,733,546
       9/01/27 ................................................................................         1,500,000         1,613,925
    Alabaster Sewer Revenue, AMBAC Insured, 5.00%, 4/01/29 ....................................         2,055,000         2,153,661
    Auburn GO, FSA Insured, 5.00%, 1/01/24 ....................................................         1,500,000         1,552,515
    Auburn University General Fee Revenue, AMBAC Insured, 5.00%, 6/01/34 ......................         2,000,000         2,080,680
    Auburn University Revenues, Athletic, Series A, FSA Insured, 5.00%, 4/01/32 ...............         2,000,000         2,090,460
    Baldwin County Eastern Shore Health Care Authority Hospital Revenue, Pre-Refunded,
     5.75%, 4/01/27 ...........................................................................         1,000,000         1,062,870
    Bessemer, wts., XLCA Insured, 5.00%, 2/01/35 ..............................................         1,990,000         2,083,371
    Birmingham Baptist Medical Center Special Care Facilities Financing Authority Revenue,
     Baptist Health System Inc., MBIA Insured, Pre-Refunded, 5.875%,
       11/15/19 ...............................................................................         3,500,000         3,630,060
       11/15/26 ...............................................................................         2,000,000         2,074,320
    Birmingham GO, Refunding and Capital Improvement, Series B, AMBAC Insured,
     5.00%, 12/01/32 ..........................................................................         7,000,000         7,250,600
    Birmingham Southern College Private Educational Building Authority Tuition Revenue,
     Refunding, 5.35%, 12/01/19 ...............................................................         1,000,000         1,011,600
    Central Elmore Water and Sewer Authority Revenue, Water, MBIA Insured, 5.00%, 1/01/29 .....         4,290,000         4,514,324
    Clarke and Mobile Counties Gas District Revenue, AMBAC Insured, Pre-Refunded,
     5.875%, 12/01/23 .........................................................................         4,000,000         4,406,640
    Coffee County PBA, Building Revenue,
       MBIA Insured, 5.00%, 9/01/27 ...........................................................         2,145,000         2,237,535
       wts., FSA Insured, Pre-Refunded, 6.10%, 9/01/16 ........................................         1,000,000         1,033,300
    Courtland IDBR, Environmental Improvement Revenue, Champion International Corp.
     Project, Refunding, 6.40%, 11/01/26 ......................................................         2,000,000         2,069,580
    Cullman and Jefferson Counties Gas District Gas Revenue, MBIA Insured, 5.85%, 7/01/24 .....         2,000,000         2,195,220
    Etowah County Board of Education Special Tax, School wts., FSA Insured, 5.00%,
       9/01/24 ................................................................................         4,235,000         4,442,557
       9/01/28 ................................................................................         2,000,000         2,091,480
       9/01/33 ................................................................................         2,500,000         2,602,975
    Fairfield GO, wts., Refunding, AMBAC Insured, 5.00%, 2/01/29 ..............................         1,500,000         1,570,755
    Fairfield IDB Environmental Improvement Revenue, USX Corp. Project, Refunding,
       5.45%, 9/01/14 .........................................................................         2,000,000         2,086,120
       Series A, 6.70%, 12/01/24 ..............................................................         3,500,000         3,530,135
    Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 ..............................         1,415,000         1,498,414


86 | Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    ALABAMA (CONTINUED)
    Florence GO, wts., Series B, FGIC Insured, 5.00%, 9/01/23 .................................     $   2,500,000   $     2,643,925
    Franklin County GO, wts., Series B, AMBAC Insured, 5.125%, 10/01/33 .......................         2,000,000         2,112,300
    Fultondale GO, wts., Series A, AMBAC Insured, 5.00%, 8/01/30 ..............................         2,250,000         2,374,335
    Gulf Shores GO, wts., AMBAC Insured, 6.00%, 9/01/21 .......................................         1,935,000         1,973,700
    Houston County Health Care Authority Revenue, AMBAC Insured,
       6.125%, 10/01/25 .......................................................................         1,000,000         1,091,060
       6.25%, 10/01/30 ........................................................................         3,150,000         3,464,401
    Huntsville Capital Improvement GO, Series A, AMBAC Insured, 5.00%, 2/01/23 ................         1,000,000         1,047,520
    Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
       5.40%, 6/01/22 .........................................................................         4,000,000         4,369,360
       5.00%, 6/01/24 .........................................................................         1,100,000         1,151,315
       5.50%, 6/01/27 .........................................................................         3,820,000         4,156,045
    Huntsville PBA, Lease Revenue, Municipal Justice and Public Safety Center, MBIA Insured,
     5.00%,
       10/01/25 ...............................................................................         5,000,000         5,247,200
       10/01/29 ...............................................................................         4,000,000         4,181,960
    Jacksonville State University Revenue, Tuition and Fee, MBIA Insured, 5.00%, 12/01/22 .....         3,000,000         3,137,130
    Jefferson County Ltd. Obligation School wts. Revenue, Series A, 5.00%, 1/01/24 ............         2,000,000         2,085,340
    Jefferson County Sewer Revenue,
       Capital Improvement, wts., Series A, FGIC Insured, Pre-Refunded, 5.375%, 2/01/36 .......         6,000,000         6,373,140
       wts., ETM, 7.50%, 9/01/13 ..............................................................           200,000           218,420
       wts., Series D, FGIC Insured, Pre-Refunded, 5.75%, 2/01/27 .............................         6,000,000         6,185,040
       wts., Series D, FGIC Insured, Pre-Refunded, 5.00%, 2/01/32 .............................         3,000,000         3,227,790
    Lauderdale County and Florence Health Care Authority Revenue, Coffee Health Group,
     Series A, MBIA Insured,
       5.625%, 7/01/21 ........................................................................         3,000,000         3,247,320
       5.375%, 7/01/29 ........................................................................         3,095,000         3,254,300
       Pre-Refunded, 5.375%, 7/01/29 ..........................................................         1,905,000         2,035,645
    Limestone County Water and Sewer Authority Water Revenue, AMBAC Insured, 5.00%,
       12/01/29 ...............................................................................         1,540,000         1,618,571
       12/01/31 ...............................................................................         3,910,000         4,103,076
    Madison County Board of Education Capital Outlay GO, Tax Anticipation wts., Series A,
     AMBAC Insured, 5.00%, 9/01/34 ............................................................         2,000,000         2,090,060
    Madison GO, wts., AMBAC Insured, 5.35%, 2/01/26 ...........................................         2,410,000         2,566,867
    Marshall County Health Care Authority Hospital Revenue, Series A, 5.75%, 1/01/32 ..........         2,170,000         2,280,909
    Mobile County Board School Commissioners GO, Capital Outlay wts., Series B, AMBAC Insured,
       5.10%, 3/01/22 .........................................................................         2,265,000         2,370,526
       5.125%, 3/01/31 ........................................................................         8,230,000         8,566,031
    Mobile Housing Assistance Corp. MFHR, Refunding, Series A, FSA Insured, 7.625%, 2/01/21 ...         1,180,000         1,188,732
    Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and
     Clinic, Refunding, AMBAC Insured, 6.00%, 3/01/26 .........................................         6,000,000         6,135,060
    Morgan County GO, wts., AMBAC Insured, 5.00%, 4/01/29 .....................................         1,975,000         2,069,820
    Moulton Water Works Board Water Revenue, MBIA Insured, 5.375%, 1/01/32 ....................         1,935,000         2,057,350
    Muscle Shoals GO, wts., MBIA Insured, 5.50%, 8/01/30 ......................................         2,150,000         2,303,489
 a  Orange Beach Sewer Revenue, wts., MBIA Insured, 5.00%, 2/01/30 ............................         5,000,000         5,275,700
    Orange Beach Water Sewer and Fire Protection Authority Revenue, MBIA Insured, 5.00%,
       5/15/30 ................................................................................         1,500,000         1,581,330
       5/15/35 ................................................................................         6,000,000         6,288,060


                                                              Annual Report | 87

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    ALABAMA (CONTINUED)
    Oxford GO, School wts., AMBAC Insured, Pre-Refunded, 6.00%, 5/01/30 .......................     $   4,275,000   $     4,676,679
    Russellville GO, wts., MBIA Insured, Pre-Refunded, 5.75%, 12/01/26 ........................         2,500,000         2,592,375
    Sheffield GO, wts., AMBAC Insured, 5.125%, 5/01/33 ........................................         2,610,000         2,749,583
    St. Clair County Board of Education wts., Tax Anticipation wts.,
       Refunding, Series C, FSA Insured, 5.85%, 2/01/29 .......................................         1,530,000         1,637,192
       Series C, FSA Insured, Pre-Refunded, 5.85%, 2/01/29 ....................................         3,285,000         3,532,163
    Sylacauga GO, wts., AMBAC Insured, Pre-Refunded, 5.50%, 6/01/25 ...........................         1,700,000         1,822,434
    Tallahassee GO, Water, Gas and Sewer Waste, AMBAC Insured, Pre-Refunded, 5.25%, 5/01/31 ...         1,135,000         1,207,572
    Troy State University Student Fee Revenue, MBIA Insured, 5.00%, 11/01/21 ..................         2,215,000         2,358,731
    Tuscaloosa, wts., FSA Insured, 5.00%, 1/01/30 .............................................         2,500,000         2,631,025
    University of Alabama General Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 .............         1,000,000         1,050,650
    University of Montevallo Revenue, FSA Insured, 5.30%, 5/01/22 .............................         1,940,000         2,076,013
    University of North Alabama Revenue,
       General Fee, Series A, FSA Insured, 5.375%, 11/01/17 ...................................         4,395,000         4,665,161
       Student Housing, FGIC Insured, 5.00%, 11/01/29 .........................................         2,995,000         3,132,441
    Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital,
     Series A, 5.65%, 11/01/22 ................................................................         3,465,000         3,453,600
    Warrior River Water Authority Water Revenue, FSA Insured,
       5.40%, 8/01/29 .........................................................................         4,250,000         4,512,990
       5.50%, 8/01/34 .........................................................................         4,735,000         5,005,842
                                                                                                                    ---------------
                                                                                                                        241,502,541
                                                                                                                    ---------------
    U.S. TERRITORIES 11.1%
    PUERTO RICO 9.6%
    Puerto Rico Commonwealth GO, Public Improvement,
       FSA Insured, Pre-Refunded, 5.25%, 7/01/27 ..............................................         1,495,000         1,618,816
       FSA Insured, Pre-Refunded, 5.125%, 7/01/30 .............................................         1,885,000         2,029,768
       Refunding, FSA Insured, 5.25%, 7/01/27 .................................................         1,005,000         1,079,651
       Refunding, FSA Insured, 5.125%, 7/01/30 ................................................         1,115,000         1,174,597
       Series A, 5.125%, 7/01/31 ..............................................................         3,550,000         3,665,730
       Series A, Pre-Refunded, 5.125%, 7/01/31 ................................................         1,450,000         1,561,360
    Puerto Rico Electric Power Authority Power Revenue, Series II, FSA Insured, 5.125%,
     7/01/26 ..................................................................................         5,000,000         5,350,350
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/30 .......         5,000,000         5,320,150
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.25%, 7/01/27 ....................................................           760,000           803,464
       Refunding, Series G, 5.00%, 7/01/26 ....................................................         1,000,000         1,033,320
       Series D, Pre-Refunded, 5.25%, 7/01/27 .................................................         2,305,000         2,503,438
                                                                                                                    ---------------
                                                                                                                         26,140,644
                                                                                                                    ---------------
    VIRGIN ISLANDS 1.5%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
       10/01/13 ...............................................................................         1,700,000         1,783,555
       10/01/22 ...............................................................................         2,300,000         2,398,647
                                                                                                                    ---------------
                                                                                                                          4,182,202
                                                                                                                    ---------------
    TOTAL U.S. TERRITORIES ....................................................................                          30,322,846
                                                                                                                    ---------------
    TOTAL LONG TERM INVESTMENTS (COST $258,114,104) ...........................................                         271,825,387
                                                                                                                    ---------------


88 | Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (COST $200,000) 0.1%
    BONDS 0.1%
    U.S. TERRITORIES 0.1%
    PUERTO RICO 0.1%
 b  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 3.15%, 7/01/28 .............................     $     200,000   $       200,000
                                                                                                                    ---------------
TOTAL INVESTMENTS (COST $258,314,104) 99.5% ...................................................                         272,025,387
OTHER ASSETS, LESS LIABILITIES 0.5% ...........................................................                           1,460,616
                                                                                                                    ---------------

NET ASSETS 100.0% .............................................................................                     $   273,486,003
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 146.

 a    See Note 1(b) regarding securities purchased on a delayed delivery basis.

 b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                         Annual Report | See notes to financial statements. | 89

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                  ----------------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS A                                                   2006             2005          2004 d             2003             2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      12.00     $      12.17     $      11.97     $      11.71     $      11.54
                                                  ----------------------------------------------------------------------------------

Income from investment operations:

   Net investment income a .....................          0.54             0.55             0.56             0.57             0.59

   Net realized and unrealized gains (losses) ..         (0.06)           (0.17)            0.20             0.26             0.18
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          0.48             0.38             0.76             0.83             0.77
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.55)           (0.55)           (0.56)           (0.57)           (0.60)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            -- c             -- c             --               --               --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ...................  $      11.93     $      12.00     $      12.17     $      11.97     $      11.71
                                                  ==================================================================================

Total return b .................................          4.07%            3.28%            6.47%            7.32%            6.83%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $  1,533,884     $  1,488,979     $  1,594,007     $  1,624,544     $  1,609,946

Ratios to average net assets:

   Expenses ....................................          0.62%            0.62%            0.62%            0.61%            0.62%

   Net investment income .......................          4.54%            4.67%            4.65%            4.87%            5.05%

Portfolio turnover rate ........................          9.37%            4.15%            6.89%           16.84%           13.91%

 a    Based on average daily shares outstanding.

 b Total return does not reflect sales commissions or the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


90 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

FRANKLIN FLORIDA TAX-FREE INCOME FUND (CONTINUED)

                                                  ----------------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS B                                                   2006             2005          2004 d             2003             2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      12.08     $      12.25     $      12.04     $      11.77     $      11.58
                                                  ----------------------------------------------------------------------------------

Income from investment operations:

   Net investment income a .....................          0.48             0.49             0.50             0.51             0.52

   Net realized and unrealized gains (losses) ..         (0.07)           (0.18)            0.20             0.27             0.20
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          0.41             0.31             0.70             0.78             0.72
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.48)           (0.48)           (0.49)           (0.51)           (0.53)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            -- c            -- c             --               --               --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ...................  $      12.01     $      12.08     $      12.25     $      12.04     $      11.77
                                                  ==================================================================================

Total return b .................................          3.48%            2.66%            5.94%            6.78%            6.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $     68,109     $     74,311     $     76,208     $     55,167     $     30,875

Ratios to average net assets:

   Expenses ....................................          1.17%            1.17%            1.17%            1.16%            1.17%

   Net investment income .......................          3.99%            4.12%            4.10%            4.32%            4.50%

Portfolio turnover rate ........................          9.37%            4.15%            6.89%           16.84%           13.91%

 a    Based on average daily shares outstanding.

 b    Total return does not reflect the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


                         Annual Report | See notes to financial statements. | 91

FRANKLIN TAX-FREE TRUST

FRANKLIN FLORIDA TAX-FREE INCOME FUND (CONTINUED)

                                                  ----------------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS C                                                   2006             2005          2004 d             2003             2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      12.14     $      12.30     $      12.09     $      11.83     $      11.65
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................          0.48             0.49             0.50             0.51             0.53

   Net realized and unrealized gains (losses) ..         (0.07)           (0.17)            0.20             0.26             0.18
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          0.41             0.32             0.70             0.77             0.71
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.48)           (0.48)           (0.49)           (0.51)           (0.53)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            -- c             -- c            --               --               --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ...................  $      12.07     $      12.14     $      12.30     $      12.09     $      11.83
                                                  ==================================================================================

Total return b .................................          3.45%            2.74%            5.90%            6.66%            6.26%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $    140,508     $    124,949     $    124,727     $    113,644     $     90,895

Ratios to average net assets:

   Expenses ....................................          1.17%            1.17%            1.17%            1.16%            1.17%

   Net investment income .......................          3.99%            4.12%            4.10%            4.32%            4.51%

Portfolio turnover rate ........................          9.37%            4.15%            6.89%           16.84%           13.91%

 a    Based on average daily shares outstanding.

 b    Total return does not reflect the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


92 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 99.1%
    BONDS 99.1%
    FLORIDA 92.9%
    Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital,
     Series A, MBIA Insured, 5.80%, 12/01/26 ...................................................   $   10,000,000   $    10,349,800
    Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/21 .............................        2,000,000         2,123,080
    Bay County Water System Revenue, Refunding, AMBAC Insured, 5.00%, 9/01/29 ..................        2,000,000         2,124,220
    Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First
     Inc. Project, MBIA Insured, 5.00%, 4/01/26 ................................................        5,000,000         5,204,250
    Brevard County School Board COP,
       AMBAC Insured, 5.00%, 7/01/26 ...........................................................       10,000,000        10,451,200
       Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 ......................................        4,415,000         4,765,816
       Series A, FGIC Insured, 5.00%, 7/01/30 ..................................................        4,500,000         4,718,970
    Broward County Educational Facilities Authority Revenue, Educational Facilities, Nova
     Southeastern, Series B, 5.60%, 4/01/29 ....................................................        3,180,000         3,368,192
    Broward County Health Facilities Authority Revenue, Catholic Health Services, Refunding,
     5.50%, 8/15/20 ............................................................................        9,360,000         9,848,873
    Broward County HFA, MFHR,
       Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 .........................        3,000,000         3,063,420
       Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 ................................        1,980,000         2,024,510
       Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 .................................        5,740,000         5,859,564
       Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 .................................        1,000,000         1,014,120
       Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 ..................................        2,000,000         2,020,880
    Broward County HFAR,
       Series D, 6.90%, 6/01/09 ................................................................           35,000            35,053
       Series D, 7.375%, 6/01/21 ...............................................................          200,000           200,320
       SFMR, Refunding, Series B, FHA Insured, zero cpn., 4/01/29 ..............................          735,000           150,234
    Broward County Professional Sports Facilities Tax Revenue, Civic Arena Project, Series A,
     MBIA Insured,
       5.75%, 9/01/21 ..........................................................................        5,000,000         5,104,050
       5.625%, 9/01/28 .........................................................................       10,000,000        10,202,000
    Broward County School Board COP, Series A, FSA Insured, 5.00%,
       7/01/26 .................................................................................       21,500,000        22,531,140
       7/01/29 .................................................................................        3,680,000         3,852,960
       7/01/30 .................................................................................        5,000,000         5,227,200
    Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured, zero
     cpn., 10/01/08 ............................................................................        1,980,000         1,726,342
    Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 ....................        3,500,000         3,569,580
    Celebration CDD, Special Assessment, Series A, MBIA Insured, 5.50%, 5/01/18 ................        1,460,000         1,507,392
    Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.25%, 8/15/23 ..        9,895,000        10,668,888
    Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A, FHA Insured,
     6.50%, 10/01/25 ...........................................................................        2,495,000         2,495,624
    Clermont Water and Sewer Revenue, Refunding, FSA Insured, 5.375%, 12/01/30 .................        5,000,000         5,270,350
    Crossing at Fleming Island CDD, Florida Special Assessment Revenue, Refunding, Series B,
     MBIA Insured, 5.80%, 5/01/16 ..............................................................        5,980,000         6,550,014
    Dade County Aviation Revenue, Miami International Airport,
       Series B, FSA Insured, 5.125%, 10/01/22 .................................................        4,750,000         4,880,767
       Series C, FSA Insured, 5.125%, 10/01/27 .................................................        9,550,000         9,876,705
    Dade County Water and Sewer System Revenue, FGIC Insured, 5.25%, 10/01/26 ..................       13,000,000        13,454,740
    Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%, 11/15/32 ...        3,250,000         3,412,793


                                                              Annual Report | 93

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Duval County HFA, MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured,
       5.60%, 7/01/17 ..........................................................................   $    1,000,000   $     1,029,300
       5.70%, 7/01/27 ..........................................................................        2,000,000         2,049,580
    Enterprise CDD, Water and Sewer Revenue, MBIA Insured, 5.50%, 5/01/26 ......................        3,000,000         3,186,270
    Escambia County Health Facilities Authority Health Facility Revenue,
       Baptist Hospital and Baptist Manor, 5.125%, 10/01/19 ....................................        8,750,000         8,955,100
       Florida Health Care Facility Loan VHA Project, AMBAC Insured, 5.95%, 7/01/20 ............        1,235,000         1,327,588
    Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Series A-2,
     AMBAC Insured, Pre-Refunded, 5.75%, 11/15/29 ..............................................       25,000,000        27,100,250
    Escambia County HFA Dormitory Revenue, University of West Florida Foundation Inc.
     Project, Refunding, MBIA Insured, 5.00%, 6/01/31 ..........................................        6,580,000         6,917,620
    Escambia County HFA, SFMR, Multi County Program, Series A, MBIA Insured, 6.40%, 10/01/30 ...        1,000,000         1,001,450
    First Florida Governmental Financing Commission Revenue, AMBAC Insured, Pre-Refunded,
     5.75%, 7/01/16 ............................................................................        3,700,000         3,766,230
    Florida HFAR,
       General Mortgage, Refunding, Series A, FHA Insured, 6.40%, 6/01/24 ......................          240,000           240,581
       Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 .............................        2,250,000         2,326,005
       MFH, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 ...............................        3,255,000         3,265,383
       Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ............................        5,000,000         5,124,150
       Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 ..........................        2,000,000         2,054,240
       Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37 ..........................        1,300,000         1,342,549
    Florida HFC Revenue,
       Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 ......................        1,245,000         1,302,519
       Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 .....................        4,965,000         5,179,637
       Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured, zero cpn., 7/01/30 .....        3,030,000           569,670
       Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32 .........................        3,505,000         3,697,284
       Deferred Interest, Homeowner Mortgage, Series 1, MBIA Insured, zero cpn., 7/01/17 .......        1,620,000           895,909
       Deferred Interest, Homeowner Mortgage, Series 2, MBIA Insured, zero cpn., 1/01/29 .......       28,410,000         8,011,336
       Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 ...............................        1,835,000         1,847,808
       Housing-Waverly Apartments, Series C-1, FSA Insured, 6.50%, 7/01/40 .....................        3,000,000         3,195,930
    Florida Intergovernmental Finance Commission Capital Revenue, Series C-1, AMBAC Insured,
     5.00%, 2/01/21 ............................................................................        1,355,000         1,420,989
    Florida Municipal Loan Council Revenue, Series B, MBIA Insured, Pre-Refunded,
     5.75%, 11/01/29 ...........................................................................        1,500,000         1,630,320
    Florida Ports Financing Commission Revenue, State Transportation Trust Fund, Intermodal
     Program, FGIC Insured, 5.50%, 10/01/23 ....................................................        7,000,000         7,383,320
    Florida State Board of Education Capital Outlay GO, Public Education,
       Refunding, Series D, 5.75%, 6/01/22 .....................................................       25,900,000        28,198,625
       Refunding, Series D, 6.00%, 6/01/23 .....................................................       15,000,000        18,582,450
       Refunding, Series G, FGIC Insured, 5.00%, 6/01/31 .......................................        5,000,000         5,244,100
       Series C, FGIC Insured, Pre-Refunded, 5.75%, 6/01/29 ....................................        5,000,000         5,468,500
       Series F, FGIC Insured, Pre-Refunded, 5.50%, 6/01/26 ....................................       10,000,000        10,152,700
    Florida State Board of Education GO, Series F, MBIA Insured, 5.00%, 6/01/28 ................       20,000,000        21,040,200
    Florida State Board of Education Lottery Revenue, Series A, FGIC Insured, 5.00%, 7/01/20 ...        7,000,000         7,515,130
    Florida State Board of Education Public Education GO, Refunding, Series C, AMBAC Insured,
     5.00%, 6/01/34 ............................................................................       15,000,000        15,804,750


94 | Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Florida State Board Regent Housing Revenue,
       University of Central Florida, AMBAC Insured, 5.75%, 10/01/29 ...........................   $    8,650,000   $     9,332,831
       University of Florida, FGIC Insured, 5.75%, 7/01/25 .....................................        3,400,000         3,730,956
       University of Florida, FGIC Insured, 5.25%, 7/01/30 .....................................        2,060,000         2,219,506
    Florida State Department of Environmental Protection Preservation Revenue, Florida
     Forever, Series A, MBIA Insured, 5.00%, 7/01/21 ...........................................        4,000,000         4,241,240
    Florida State Department of General Services Division Facilities Management Revenue,
     Florida Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 ............................       10,000,000        10,754,700
    Florida State Department of Transportation GO, Right of Way, Series A, 4.75%, 7/01/24 ......        6,000,000         6,246,660
    Florida State Mid-Bay Bridge Authority Revenue,
       Exchangeable, Refunding, Series D, 6.10%, 10/01/22 ......................................       13,695,000        14,218,971
       Exchangeable, Series A, 5.95%, 10/01/13 .................................................       11,320,000        12,050,253
       Exchangeable, Series A, 6.05%, 10/01/22 .................................................        7,000,000         7,284,900
       Exchangeable, Series D, ETM, 6.10%, 10/01/22 ............................................        3,545,000         4,275,908
       Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/25 ..............................        9,845,000         3,988,997
       Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/26 ..............................        2,500,000           959,450
       Series A, ETM, 6.875%, 10/01/22 .........................................................        6,000,000         7,812,840
    Florida State Municipal Power Agency Revenue, Stanton II Project, Refunding, AMBAC
     Insured, 5.00%, 10/01/26 ..................................................................        5,000,000         5,248,150
    Florida State Turnpike Authority Turnpike Revenue, Department of Transportation, Series B,
     5.00%, 7/01/30 ............................................................................        3,455,000         3,578,862
    Fort Pierce Utilities Authority Revenue,
       AMBAC Insured, 5.00%, 10/01/27 ..........................................................        7,000,000         7,316,540
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20 ......................        3,090,000         1,640,697
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21 ......................        2,585,000         1,306,252
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22 ......................        3,090,000         1,484,838
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23 ......................        3,060,000         1,399,583
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24 ......................        2,560,000         1,113,856
    Gainesville Utilities System Revenue,
       Refunding, Series A, 5.20%, 10/01/26 ....................................................        3,755,000         3,865,810
       Series A, Pre-Refunded, 5.20%, 10/01/26 .................................................        2,000,000         2,060,760
    Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%, 5/01/14 ..        2,425,000         2,451,166
    Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/35 .............................       12,050,000        12,621,170
    Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured,
     5.30%, 12/20/18 ...........................................................................        1,240,000         1,312,900
    Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
       5.25%, 11/15/20 .........................................................................       10,000,000        10,323,100
       Series A, 6.00%, 11/15/31 ...............................................................       16,000,000        17,393,440
    Hillsborough County Assessment Revenue, Capacity Assessment Special, FSA Insured,
     5.125%, 3/01/20 ...........................................................................        1,000,000         1,062,710
    Hillsborough County Aviation Authority Revenue, Tampa International Airport, Series B,
     FGIC Insured, Pre-Refunded, 5.875%, 10/01/23 ..............................................        5,000,000         5,171,050
    Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured,
       5.875%, 4/01/30 .........................................................................        1,705,000         1,751,751
       zero cpn., 4/01/32 ......................................................................        1,080,000           218,527
    Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, 5.50%, 10/01/23 .......       16,000,000        16,808,800


                                                              Annual Report | 95

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Hillsborough County IDAR, Tampa General Hospital Project, Refunding, Series B,
     5.40%, 10/01/28 ..........................................................................   $    7,000,000    $     7,350,070
    Hillsborough County School Board COP,
       Master Lease Program, Series A, MBIA Insured, 5.375%, 7/01/21 ..........................        5,000,000          5,239,950
       Master Lease Program, Series A, MBIA Insured, 5.25%, 7/01/22 ...........................        5,000,000          5,214,700
       MBIA Insured, 5.00%, 7/01/26 ...........................................................        8,330,000          8,826,218
       MBIA Insured, 5.00%, 7/01/29 ...........................................................       10,000,000         10,467,400
       MBIA Insured, Pre-Refunded, 5.375%, 7/01/26 ............................................        8,000,000          8,477,280
       Series B, MBIA Insured, 5.125%, 7/01/26 ................................................        5,000,000          5,287,950
    Indian River County Hospital District Revenue, Refunding, FSA Insured, 5.70%, 10/01/15 ....        1,000,000          1,031,400
    Jacksonville Capital Improvement Revenue,
       Refunding, Series C, AMBAC Insured, 5.00%, 10/01/25 ....................................        3,460,000          3,641,927
       Series A, AMBAC Insured, 5.00%, 10/01/30 ...............................................       10,000,000         10,373,800
    Jacksonville Electric Authority Revenue, Water and Sewer, Series B, FGIC Insured,
     5.40%, 10/01/20 ..........................................................................        3,000,000          3,061,800
    Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
     5.00%, 10/01/32 ..........................................................................       17,250,000         18,035,392
    Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/23 ............................        5,000,000          5,255,250
    Jacksonville Transportation Revenue, MBIA Insured,
       5.25%, 10/01/29 ........................................................................       17,955,000         19,075,751
       5.00%, 10/01/31 ........................................................................       25,000,000         25,972,000
    Jacksonville Water and Sewer System Revenue, Refunding, Series A, MBIA Insured,
     5.00%, 10/01/25 ..........................................................................        1,500,000          1,586,745
    Kissimmee Water and Sewer Revenue, AMBAC Insured, ETM, 6.00%, 10/01/15 ....................        5,000,000          5,014,900
    Lakeland Electric and Water Revenue, Capital Appreciation, ETM, zero cpn., 10/01/14 .......        5,770,000          4,053,137
    Lakeland Hospital System Revenue, Lakeland Regional Health System,
       5.75%, 11/15/27 ........................................................................        6,925,000          7,467,643
       5.50%, 11/15/32 ........................................................................       12,070,000         12,855,395
       Series A, MBIA Insured, 5.50%, 11/15/26 ................................................       10,000,000         10,550,900
    Lee County Airport Revenue,
       Refunding, FSA Insured, 5.00%, 10/01/33 ................................................       20,000,000         20,960,800
       Series A, FSA Insured, 6.00%, 10/01/32 .................................................       11,405,000         12,465,323
    Lee County Hospital Board of Directors Hospital Revenue, Lee Memorial Health System,
     Series A, MBIA Insured, Pre-Refunded, 5.875%, 4/01/24 ....................................       18,000,000         18,820,080
    Lee County IDA Health Care Facilities Revenue, Shell Point Village Project, Refunding,
     Series A, 5.50%,
       11/15/21 ...............................................................................        7,500,000          7,657,275
       11/15/29 ...............................................................................        4,000,000          4,062,160
    Lee County School Board COP, Series A, FSA Insured, 5.00%, 8/01/28 ........................        7,500,000          7,926,375
    Lee Memorial Health System Hospital Revenue, Refunding, Series A, MBIA Insured,
     5.00%, 4/01/24 ...........................................................................       20,390,000         21,484,127
    Lessburg Hospital Revenue, Leesburg Regional Medical Center Project, 5.50%, 7/01/32 .......        4,150,000          4,304,338
    Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 ..............        5,575,000          5,736,675
    Marion County Utility System Revenue,
       FGIC Insured, 5.00%, 12/01/31 ..........................................................        5,000,000          5,229,500
       Series A, MBIA Insured, 5.00%, 12/01/28 ................................................        5,000,000          5,275,350


96 | Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Melbourne Water and Sewer Revenue,
       Capital Appreciation, FGIC Insured, ETM, zero cpn., 10/01/26 ...........................   $    1,500,000    $       599,130
       Capital Appreciation, Refunding, Series B, FGIC Insured, zero cpn., 10/01/22 ...........        1,785,000            857,746
       Capital Appreciation, Refunding, Series B, FGIC Insured, zero cpn., 10/01/26 ...........        4,500,000          1,768,680
       FGIC Insured, 5.25%, 10/01/30 ..........................................................        6,000,000          6,363,360
    Miami Beach Special Obligation, Subordinated, FGIC Insured, ETM, 7.375%, 12/01/08 .........          885,000            893,611
    Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 ........................        7,000,000          7,288,190
    Miami-Dade County Aviation Revenue, Miami International Airport,
       Hub, Series B, FGIC Insured, 5.00%, 10/01/30 ...........................................        4,440,000          4,654,363
       Refunding, FGIC Insured, 5.375%, 10/01/27 ..............................................        5,000,000          5,299,050
       Refunding, FGIC Insured, 5.375%, 10/01/32 ..............................................        5,000,000          5,275,650
       Refunding, Series A, XLCA Insured, 5.00%, 10/01/37 .....................................       10,000,000         10,306,700
    Miami-Dade County Educational Facilities Authority Revenue, Series A, AMBAC Insured,
     5.75%, 4/01/29 ...........................................................................       10,000,000         10,851,200
    Miami-Dade County HFA,
       MFHR, Cedar Grove Apartments, FSA Insured, 5.50%, 8/01/27 ..............................        2,015,000          2,074,664
       MFMR, Villa Esperanza Apartments Project, 5.25%, 10/01/19 ..............................          430,000            438,738
       MFMR, Villa Esperanza Apartments Project, 5.40%, 10/01/33 ..............................        1,500,000          1,527,900
    Miami-Dade County IDAR, Airis Miami II LLC Project, AMBAC Insured, 6.00%, 10/15/25 ........        4,500,000          4,867,470
    Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, MBIA Insured,
     5.00%, 6/01/35 ...........................................................................       20,970,000         21,932,104
    Miami-Dade County School Board COP, Series A, MBIA Insured, Pre-Refunded, 5.00%, 5/01/31 ..        5,000,000          5,358,600
    Miami-Dade County Special Obligation Revenue, Juvenile Courthouse Project, Series A,
     AMBAC Insured, 5.00%, 4/01/35 ............................................................        5,000,000          5,214,550
    Miami-Dade County Special Obligation,
       Sub Series B, MBIA Insured, zero cpn., 10/01/36 ........................................        5,635,000          1,072,960
       Sub Series C, MBIA Insured, zero cpn., 10/01/28 ........................................        8,305,000          2,482,365
       sub. lien, Refunding, Series A, MBIA Insured, zero cpn., 10/01/25 ......................       22,365,000          8,061,688
    North Broward Hospital District Revenue,
       Improvement, 6.00%, 1/15/31 ............................................................        2,290,000          2,476,750
       Improvement, Pre-Refunded, 6.00%, 1/15/31 ..............................................       23,240,000         25,804,766
       MBIA Insured, Pre-Refunded, 5.375%, 1/15/24 ............................................        3,945,000          4,050,174
       MBIA Insured, Pre-Refunded, 5.75%, 1/15/27 .............................................        7,650,000          7,878,199
       Refunding, MBIA Insured, 5.375%, 1/15/24 ...............................................        6,055,000          6,195,415
       Refunding, MBIA Insured, 5.75%, 1/15/27 ................................................       11,720,000         12,033,979
    North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation Group,
     6.00%,
       8/15/16 ................................................................................        2,000,000          2,055,680
       8/15/24 ................................................................................        1,750,000          1,795,623
    Orange County Health Facilities Authority Revenue,
       Adventist Health System, 6.25%, 11/15/24 ...............................................        5,500,000          6,152,080
       Adventist Health System, Pre-Refunded, 6.375%, 11/15/20 ................................        3,000,000          3,386,340
       Adventist Health System, Pre-Refunded, 6.50%, 11/15/30 .................................       10,750,000         12,192,112
       Hospital, Adventist Health System Inc., 5.625%, 11/15/32 ...............................       15,000,000         16,068,000
       Hospital, Orlando Regional Healthcare, Series B, 5.125%, 11/15/39 ......................        5,000,000          5,186,700
       Orlando Regional Healthcare System, 6.00%, 12/01/29 ....................................        6,000,000          6,812,820
       Orlando Regional Healthcare System, Series E, 6.00%, 10/01/26 ..........................       12,000,000         12,764,160


                                                              Annual Report | 97

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Orange County HFA, Homeowner Revenue, Series C-1, GNMA Secured, 5.70%, 9/01/26 ............   $      890,000    $       901,953
    Orange County School Board COP, Series A,
     a FGIC Insured, 5.00%, 8/01/31 ...........................................................        8,750,000          9,221,800
       MBIA Insured, 5.00%, 8/01/27 ...........................................................       12,000,000         12,534,240
    Orange County Tourist Development Tax Revenue,
       AMBAC Insured, 5.50%, 10/01/32 .........................................................       20,000,000         21,693,600
       AMBAC Insured, Pre-Refunded, 5.50%, 10/01/31 ...........................................       10,500,000         11,214,735
       Refunding, AMBAC Insured, 5.00%, 10/01/31 ..............................................        5,000,000          5,280,300
       Refunding, MBIA Insured, 5.125%, 10/01/20 ..............................................       10,000,000         10,333,900
       senior lien, AMBAC Insured, 5.125%, 10/01/25 ...........................................        5,500,000          5,864,375
       senior lien, AMBAC Insured, 5.125%, 10/01/30 ...........................................       10,000,000         10,584,800
    Orlando and Orange County Expressway Authority Expressway Revenue,
       junior lien, FGIC Insured, 5.00%, 7/01/28 ..............................................        8,000,000          8,239,600
       senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 .......................................          265,000            278,557
       Series B, AMBAC Insured, 5.00%, 7/01/35 ................................................        9,185,000          9,590,793
    Osceola County IDAR, Community Provider Pooled Loan Program,
       Series A, FSA Insured, 7.75%, 7/01/10 ..................................................        1,398,000          1,401,215
       Series C, FSA Insured, 7.60%, 7/01/10 ..................................................          520,000            521,160
    Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 .............................       10,000,000         10,404,600
    Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 .............       10,000,000         10,437,800
    Palm Beach County Financing Authority MFR, Housing Windsor Park Apartment Project,
     Series A, 5.90%, 6/01/38 .................................................................          985,000          1,019,199
    Palm Beach County HFAR, Acts Retirement-Life Communities, 5.125%, 11/15/29 ................        3,650,000          3,680,770
    Palm Beach County IDR,
       Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, Pre-Refunded,
        6.55%, 12/01/16 .......................................................................        1,755,000          1,830,079
       Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, Pre-Refunded,
        6.625%, 12/01/26 ......................................................................        4,000,000          4,173,280
       South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 ..............................        5,000,000          5,305,800
    Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
     Pre-Refunded, 5.125%, 11/01/30 ...........................................................       10,000,000         10,784,900
    Palm Beach County School Board COP,
       Series A, AMBAC Insured, 5.125%, 8/01/24 ...............................................       15,000,000         15,956,850
       Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 ...................................        5,000,000          5,534,400
       Series C, FSA Insured, 5.00%, 8/01/27 ..................................................       10,000,000         10,445,200
    Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%,
       6/01/27 ................................................................................        4,450,000          4,684,292
       6/01/32 ................................................................................        2,795,000          2,927,902
    Pasco County School Board COP, Series A, AMBAC Insured, 5.00%, 8/01/30 ....................        5,000,000          5,228,950
    Pensacola Airport Revenue, Series A, MBIA Insured, Pre-Refunded, 5.75%, 10/01/27 ..........        5,615,000          5,925,004
    Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
     5.00%, 11/15/30 ..........................................................................       11,500,000         11,908,250
    Pinellas County HFA, SFHMR, Multi County B-1, GNMA Secured, zero cpn., 9/01/31 ............          815,000            151,125
    Polk County Capital Improvement Revenue, FSA Insured, Pre-Refunded, 5.75%, 12/01/21 .......        2,350,000          2,596,915
    Polk County IDAR, Solid Waste Disposal Facility, Tampa Electric Co. Project, 5.85%,
     12/01/30 .................................................................................       15,000,000         15,459,150
    Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 .......................        4,000,000          4,169,960


98 | Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Polk County Utility System Revenue, Series A, FGIC Insured, 5.00%, 10/01/34 ...............   $    1,000,000    $     1,050,470
    Port Everglades Authority Port Improvement Revenue,
       Capital Appreciation, zero cpn., 9/01/10 ...............................................       24,525,000         18,355,981
       Capital Appreciation, ETM, zero cpn., 9/01/10 ..........................................       25,475,000         20,610,039
       Series 1986, ETM, 7.50%, 11/01/06 ......................................................          135,000            138,669
    Port St. Lucie Utility Revenue, MBIA Insured, Pre-Refunded, zero cpn., 9/01/29 ............       20,000,000          5,632,400
    Sarasota County Utility System Revenue,
       FGIC Insured, Pre-Refunded, 5.75%, 10/01/27 ............................................       18,000,000         18,823,140
       Refunding, Series A, FGIC Insured, 5.25%, 10/01/25 .....................................        5,280,000          5,436,077
    Sarasota Special Obligated Revenue, Refunding, AMBAC Insured, zero cpn.,
       11/01/09 ...............................................................................        1,365,000          1,186,281
       11/01/12 ...............................................................................        1,780,000          1,361,896
       11/01/15 ...............................................................................        2,180,000          1,457,635
    South Broward Hospital District Revenue,
       5.60%, 5/01/27 .........................................................................        5,000,000          5,347,450
       5.625%, 5/01/32 ........................................................................       16,250,000         17,410,087
    St. John's County Water and Sewer Revenue, Capital Appreciation, AMBAC Insured, zero cpn.,
       6/01/22 ................................................................................        4,000,000          1,798,600
       6/01/23 ................................................................................        4,255,000          1,793,738
       6/01/24                                                                                         1,500,000            594,885
       6/01/25 ................................................................................        2,130,000            798,239
    St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%,
     10/01/32 .................................................................................       10,000,000         11,217,400
    St. Petersburg Public Utilities Revenue, Refunding, MBIA Insured, 5.00%, 10/01/35 .........       10,795,000         11,391,424
    Sunrise Lakes Recreation District GO, Phase 4, Refunding, AMBAC Insured, 5.25%, 8/01/24 ...        4,320,000          4,461,178
    Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ...............        2,550,000          2,851,920
    Tamarac Sales Tax Revenue, FGIC Insured, 5.00%, 4/01/22 ...................................        2,490,000          2,629,963
    Tampa Bay Water Utility System Revenue,
       FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 ............................................       15,000,000         16,632,150
       Series B, FGIC Insured, 5.00%, 10/01/31 ................................................       10,000,000         10,388,800
    Tampa Sports Authority Revenue,
       Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.00%, 10/01/15 .............        1,000,000          1,135,820
       Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.05%, 10/01/20 .............        1,715,000          2,055,102
       Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.10%, 10/01/26 .............        2,695,000          3,313,961
       Sales Tax Payments, Stadium Project, MBIA Insured, Pre-Refunded, 5.25%, 1/01/27 ........        5,860,000          6,005,914
    Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, ETM, 7.25%, 10/01/16 ...        1,330,000          1,609,845
    Tampa-Hillsborough County Expressway Authority Revenue, AMBAC Insured, Pre-Refunded,
     5.00%, 7/01/22 ...........................................................................        5,000,000          5,152,550
    Viera East CDD Revenue, Special Assessment, Series B, ETM, 6.75%, 5/01/14 .................        5,855,000          6,524,051
    Viera East CDD Special Assessment,
       Refunding, 7.00%, 5/01/26 ..............................................................        6,945,000          7,551,507
       Water Management, Refunding, Series A, Pre-Refunded, 6.50%, 5/01/22 ....................       11,340,000         11,622,479
       Water Management, Series B, Pre-Refunded, 6.50%, 5/01/22 ...............................        4,580,000          4,694,088
    Viera East CDD, Water and Sewer Revenue, 6.75%, 5/01/09 ...................................        1,990,000          2,032,765
    Village Center CDD Recreational Revenue, Series A, MBIA Insured, 5.20%, 11/01/25 ..........       10,000,000         10,661,000
    Volusia County Educational Facility Authority Revenue, Educational Facilities,
       Embry Riddle University, Refunding, Series B, AMBAC Insured, 5.25%, 10/15/22 ...........        2,000,000          2,120,780
       Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29 .........................        5,000,000          5,246,100


                                                              Annual Report | 99

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Volusia County School Board COP,
       Master Lease Program, FSA Insured, 5.50%, 8/01/24 ......................................   $    5,000,000    $     5,343,150
       MBIA Insured, 5.00%, 8/01/30 ...........................................................        9,380,000          9,846,374
       Series A, FSA Insured, 5.00%, 8/01/31 ..................................................        8,000,000          8,372,640
    West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 ...................        1,870,000          2,014,102
    West Orange Healthcare District Revenue, Series A, 5.65%, 2/01/22 .........................       10,850,000         11,427,111
    West Palm Beach CRDA Revenue, Northwood Pleasant Community Redevelopment,
     5.00%, 3/01/35 ...........................................................................        1,000,000          1,018,110
    West Palm Beach Utility System Revenue, FGIC Insured, Pre-Refunded, 5.50%, 10/01/29 .......        5,000,000          5,209,600
                                                                                                                    ---------------
                                                                                                                      1,619,141,747
                                                                                                                    ---------------

    U.S. TERRITORIES 6.2%
    PUERTO RICO 5.6%
    Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%,
       7/01/25 ................................................................................        5,000,000          5,221,150
       7/01/29 ................................................................................       10,000,000         10,378,600
       7/01/33 ................................................................................       13,000,000         13,343,980
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series K, 5.00%, 7/01/30 ....................................................        5,000,000          5,203,900
       Series A, MBIA Insured, 5.00%, 7/01/38 .................................................       12,800,000         13,163,264
       Series B, Pre-Refunded, 6.00%, 7/01/39 .................................................        5,000,000          5,547,100
       Series D, Pre-Refunded, 5.375%, 7/01/36 ................................................        5,000,000          5,480,200
       Series G, 5.00%, 7/01/33 ...............................................................        5,000,000          5,135,450
    Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 .............       15,000,000         15,819,150
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 .................        5,900,000          6,418,315
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ...................................................        1,210,000          1,282,697
       Series D, Pre-Refunded, 5.375%, 7/01/33 ................................................        3,790,000          4,142,773
       Series I, 5.00%, 7/01/36 ...............................................................        5,000,000          5,143,750
                                                                                                                    ---------------
                                                                                                                         96,280,329
                                                                                                                    ---------------

    VIRGIN ISLANDS 0.6%
    Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ......       10,000,000         10,417,200
                                                                                                                    ---------------
    TOTAL U.S. TERRITORIES ....................................................................                         106,697,529
                                                                                                                    ---------------
    TOTAL LONG TERM INVESTMENTS (COST $1,610,238,733) .........................................                       1,725,839,276
                                                                                                                    ---------------


100 | Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (COST $5,625,000) 0.3%
    BONDS 0.3%
    FLORIDA 0.3%
 b  Jacksonville Health Facilities Authority Hospital Revenue, Series C, Daily VRDN and Put,
     2.93%, 8/15/33 ...........................................................................   $    5,625,000    $     5,625,000
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $1,615,863,733) 99.4% .............................................                       1,731,464,276
    OTHER ASSETS, LESS LIABILITIES 0.6% .......................................................                          11,037,445
                                                                                                                    ---------------
    NET ASSETS 100.0% .........................................................................                     $ 1,742,501,721
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 146.

 a    See Note 1(b) regarding securities purchased on a delayed delivery basis.

 b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 101

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                    ----------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
CLASS A                                                   2006            2005         2004 d            2003            2002
                                                    ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............    $    12.17      $    12.27      $    11.99      $    11.86      $    11.73
                                                    ----------------------------------------------------------------------------

Income from investment operations:

   Net investment income a  ....................          0.51            0.53            0.54            0.56            0.57

   Net realized and unrealized gains (losses) ..         (0.04)          (0.10)           0.28            0.13            0.14
                                                    ----------------------------------------------------------------------------
Total from investment operations ...............          0.47            0.43            0.82            0.69            0.71
                                                    ----------------------------------------------------------------------------
Less distributions from net investment income ..         (0.51)          (0.53)          (0.54)          (0.56)          (0.58)
                                                    ----------------------------------------------------------------------------
Redemption fees ................................            -- c            -- c            --              --              --
                                                    ----------------------------------------------------------------------------
Net asset value, end of year ...................    $    12.13      $    12.17      $    12.27      $    11.99      $    11.86
                                                    ============================================================================

Total return b .................................          3.91%           3.65%           7.00%           6.02%           6.15%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................    $  205,875      $  170,407      $  176,193      $  171,381      $  169,489

Ratios to average net assets:

   Expenses ....................................          0.74%           0.75%           0.75%           0.74%           0.75%

   Net investment income .......................          4.18%           4.40%           4.49%           4.76%           4.83%

Portfolio turnover rate ........................          8.54%          22.50%          11.83%          10.56%          19.66%

 a    Based on average daily shares outstanding.

 b Total return does not reflect sales commissions or the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


102 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

FRANKLIN GEORGIA TAX-FREE INCOME FUND (CONTINUED)

                                                    ----------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
CLASS C                                                   2006            2005         2004 d             2003            2002
                                                    ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............    $    12.27      $    12.37      $    12.08      $    11.94      $    11.81
                                                    ----------------------------------------------------------------------------

Income from investment operations:

   Net investment income a  ....................          0.44            0.47            0.47            0.50            0.51

   Net realized and unrealized gains (losses) ..         (0.03)          (0.11)           0.29            0.14            0.13
                                                    ----------------------------------------------------------------------------
Total from investment operations ...............          0.41            0.36            0.76            0.64            0.64
                                                    ----------------------------------------------------------------------------
Less distributions from net investment income ..         (0.44)          (0.46)          (0.47)          (0.50)          (0.51)
                                                    ----------------------------------------------------------------------------
Redemption fees ................................            -- c            -- c            --              --              --
                                                    ----------------------------------------------------------------------------
Net asset value, end of year ...................    $    12.24      $    12.27      $    12.37      $    12.08      $    11.94
                                                    ============================================================================

Total return b .................................          3.39%           3.05%           6.44%           5.50%           5.52%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................    $   43,983      $   37,017      $   35,645      $   32,422      $   24,672

Ratios to average net assets:

   Expenses ....................................          1.29%           1.30%           1.32%           1.27%           1.30%

   Net investment income .......................          3.63%           3.85%           3.92%           4.23%           4.29%

Portfolio turnover rate ........................          8.54%          22.50%          11.83%          10.56%          19.66%

 a   Based on average daily shares outstanding.

 b   Total return does not reflect the contingent deferred sales charge.

 c   Amount is less than $0.01 per share.

 d   For the year ended February 29.


                        Annual Report | See notes to financial statements. | 103

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 96.4%
    BONDS 96.4%
    GEORGIA 94.9%
    Albany-Dougherty Inner City Authority Revenue, Albany State University Student Housing,
     Series A, XLCA Insured, 5.00%, 7/01/29 ....................................................   $    4,000,000    $    4,194,240
    Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien, Series C, FSA
     Insured, 5.00%, 1/01/33 ...................................................................        5,000,000         5,221,150
    Atlanta Airport Revenue,
       General, Series A, FGIC Insured, Pre-Refunded, 5.50%, 1/01/26 ...........................        5,000,000         5,402,600
       Series A, FGIC Insured, Pre-Refunded, 5.60%, 1/01/30 ....................................        5,000,000         5,420,350
    Atlanta and Fulton County Recreation Authority Revenue, AMBAC Insured, Pre-Refunded,
     5.50%, 12/01/20 ...........................................................................        1,500,000         1,641,360
    Atlanta Development Authority Revenue,
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26 ...........        2,555,000         2,824,399
       Yamacraw Design Center Project, Series A, MBIA Insured, Pre-Refunded, 5.125%, 1/01/23 ...        4,150,000         4,475,318
    Atlanta Urban Residential Finance Authority MFHR,
       Defoors Ferry Manor Project, Pre-Refunded, 5.90%, 10/01/18 ..............................        1,700,000         1,758,395
       Fulton Cotton Mill, GNMA Secured, 6.00%, 5/20/17 ........................................        1,040,000         1,076,223
       Fulton Cotton Mill, GNMA Secured, 6.125%, 5/20/27 .......................................        1,560,000         1,610,794
    Atlanta Water and Wastewater Revenue,
       FSA Insured, 5.00%, 11/01/24 ............................................................        4,000,000         4,236,080
       Refunding, Series A, MBIA Insured, 5.00%, 11/01/33 ......................................        8,000,000         8,308,640
    Augusta Water and Sewer Revenue, FSA Insured, 5.00%, 10/01/32 ..............................        5,000,000         5,210,150
    Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
       5.25%, 12/01/22 .........................................................................        2,500,000         2,325,850
       5.375%, 12/01/28 ........................................................................        2,000,000         1,843,440
    Bulloch County Development Authority Lease Revenue, Georgia Southern University, XLCA
     Insured, 5.00%, 8/01/27 ...................................................................        5,000,000         5,288,050
    Cherokee County Water and Sewage Authority Revenue, MBIA Insured, 6.90%, 8/01/18 ...........           10,000            10,019
    Clayton County Development Authority Revenue,
       Gateway Village Project, Series A, Pre-Refunded, 6.00%, 8/01/23 .........................        3,500,000         3,845,870
       Refunding, Series A, MBIA Insured, 5.00%, 8/01/23 .......................................        2,310,000         2,461,605
    Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23 ..........          995,000         1,020,014
    Cobb County Development Authority Parking Revenue, Kennesaw State University Foundation Inc.
     Project, MBIA Insured, 5.00%, 7/15/29 .....................................................        2,000,000         2,110,360
    Cobb County Development Authority University Facilities Revenue, Kennesaw State University,
     Sub Series D, MBIA Insured, 5.00%, 7/15/29 ................................................        4,000,000         4,220,720
    Cobb County Kennestone Hospital Authority Revenue, Series A, MBIA Insured, ETM,
     7.75%, 2/01/07 ............................................................................           30,000            30,807
    College Park Business and IDAR, Civic Center Project, AMBAC Insured, Pre-Refunded,
     5.75%, 9/01/26 ............................................................................        2,000,000         2,218,100
    Columbia County GO, Courthouse/Detention Center Projects, 5.00%, 2/01/24 ...................        2,000,000         2,078,360
    Columbia County Water and Sewer Revenue, FSA Insured, 5.00%, 6/01/24 .......................        1,130,000         1,198,037
    Columbus Water and Sewage Revenue, Refunding, MBIA Insured, 5.00%, 5/01/25 .................        1,000,000         1,059,700
    DeKalb County Housing Authority MFHR, Castaway Apartments, Series A, GNMA Secured,
     5.40%, 2/20/29 ............................................................................        1,980,000         2,074,288
    DeKalb County Public Safety and Judicial Facilities Authority Revenue, Public Safety and
     Judicial Facility Project, 5.00%, 12/01/29 ................................................        2,000,000         2,118,960
    DeKalb County Water and Sewer Revenue, 5.125%, 10/01/31 ....................................        6,500,000         6,882,330


104 | Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Douglasville-Douglas County Water and Sewer Authority Water and Sewer Revenue, MBIA Insured,
     5.00%, 6/01/29 ............................................................................   $    3,410,000    $    3,617,703
    Fayette County PFAR, Criminal Justice Center Project, Refunding, 5.00%, 6/01/26 ............        3,000,000         3,152,310
    Fayette County School District GO, zero cpn. to 9/01/10,
       4.75% thereafter, 3/01/21 ...............................................................        1,355,000         1,117,604
       4.95% thereafter, 3/01/25 ...............................................................        1,000,000           821,300
    Forsyth County GO, Pre-Refunded, 5.75%, 2/01/19 ............................................        1,500,000         1,646,760
    Forsyth County School District GO, MBIA Insured, 5.00%, 2/01/25 ............................        3,000,000         3,192,840
    Fulton County Development Authority Revenue,
       Georgia Tech Foundation Funding, Series A, 5.00%, 11/01/31 ..............................        3,000,000         3,143,850
       Georgia Tech Foundation, Sac II Project, Series A, 5.25%, 11/01/30 ......................        5,000,000         5,352,750
       Molecular Science Building Project, MBIA Insured, 5.00%, 5/01/25 ........................        2,240,000         2,373,728
    Fulton County Water and Sewer Revenue, FGIC Insured, 5.00%, 1/01/30 ........................        2,500,000         2,632,100
    Gainesville and Hall County Hospital Authority Revenue Anticipation Certificates, Northeast
     Health System Inc. Project, Refunding, 5.50%, 5/15/31 .....................................        2,500,000         2,601,650
    Georgia Municipal Assn. Inc. COP, City Court Atlanta Project, AMBAC Insured, 5.25%,
     12/01/26 ..................................................................................        2,000,000         2,157,020
    Georgia Municipal Electric Authority Power Revenue, Series W,
       6.60%, 1/01/18 ..........................................................................          955,000         1,136,431
       ETM, 6.60%, 1/01/18 .....................................................................           45,000            52,846
    Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC Insured,
     5.00%, 6/01/24 ............................................................................        1,000,000         1,043,850
    Georgia Private Colleges and Universities Authority Student Housing Revenue,
     Mercer Housing Corp. Project, Series A, 6.00%, 6/01/24 ....................................        2,550,000         2,717,382
    Georgia School Board Assn. Inc. COP, DeKalb County Public School Project, MBIA Insured,
     5.00%, 12/01/25 ...........................................................................        2,600,000         2,769,052
    Georgia State HFAR, MF,
       Club Candlewood Project, FSA Insured, Pre-Refunded, 7.15%, 1/01/25 ......................        1,000,000         1,029,290
       Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 ....................        1,000,000         1,029,120
    Gwinnett County Development Authority COP, Gwinnett County Public Schools Project,
     MBIA Insured, 5.00%, 1/01/24 ..............................................................        8,500,000         8,989,855
    Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital
     Systems Inc. Project, Series B, MBIA Insured, 5.30%, 9/01/27 ..............................        3,750,000         4,015,350
    Gwinnett County Water and Sewer Authority Revenue, 5.25%, 8/01/25 ..........................        2,795,000         3,012,032
    Habersham County School District GO, MBIA Insured, 5.00%, 4/01/28 ..........................        2,750,000         2,931,500
    Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
     AMBAC Insured, 6.00%, 7/01/29 .............................................................        5,000,000         5,486,100
    Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured,
     6.00%, 10/01/23 ...........................................................................        3,300,000         3,904,692
    Liberty County Hospital Authority Revenue, Anticipation Certificates, Refunding, AMBAC
     Insured, 5.00%, 8/01/26 ...................................................................        2,905,000         3,130,806
    Marietta Development Authority Revenue, First Mortgage, Life College Inc.,
       Refunding, Series A, FSA Insured, 5.75%, 9/01/14 ........................................        1,800,000         1,838,682
       Refunding, Series A, FSA Insured, 5.80%, 9/01/19 ........................................        1,100,000         1,123,672
       Refunding, Series A, FSA Insured, 5.95%, 9/01/19 ........................................        1,000,000         1,021,610
       Series B, FSA Insured, 5.75%, 9/01/14 ...................................................          800,000           817,192
    Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
     Healthcare System, MBIA Insured, 5.50%, 8/01/25 ...........................................        6,000,000         6,367,140


                                                             Annual Report | 105

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Meriwether County PFAR, Meriwether County Schools Project, MBIA Insured, 5.85%, 10/01/26 ...   $    1,000,000    $    1,084,020
    Monroe County Development Authority PCR, Oglethorpe Power Co., Scherer Project, Refunding,
     Series A, 6.80%, 1/01/12 ..................................................................        1,500,000         1,722,180
    Municipal Electricity Authority Revenue, Project 1, Sub Series E, MBIA Insured, 5.00%,
     1/01/25 ...................................................................................        2,315,000         2,466,586
    Newton County Hospital Authority Revenue, Newton Health System Project 1999, AMBAC Insured,
     6.10%, 2/01/24 ............................................................................        4,500,000         4,945,995
    Newton County IDA Revenue, Georgia Perimeter College Foundation Real Estate Newton, CIFG
    Insured, 5.00%, 6/01/24 ....................................................................        3,150,000         3,336,323
    Private Colleges and Universities Authority Revenue,
       Emory University Project, Series A, Pre-Refunded, 5.50%, 11/01/25 .......................       10,000,000        10,765,600
       Mercer University Project, Refunding, Series A, 5.375%, 10/01/29 ........................        2,000,000         2,065,520
    Richmond County Development Authority Educational Facilities Revenue, Augusta State
     University Jaguar Student Center, Series A, XLCA Insured, 5.00%, 7/01/29 ..................        1,000,000         1,048,560
    Richmond County Development Authority, Solid Waste Disposal Revenue, International Paper Co.
     Project, 5.80%, 12/01/20 ..................................................................        1,500,000         1,553,325
    Rockdale County Water and Sewer Authority Revenue,
       FSA Insured, 5.00%, 7/01/29 .............................................................        4,000,000         4,257,360
       Series A, MBIA Insured, Pre-Refunded, 5.375%, 7/01/29 ...................................        5,000,000         5,380,400
    Savannah EDA Revenue,
       Armstrong Center LLC Project, Series A, XLCA Insured, 5.00%, 12/01/30 ...................        2,125,000         2,242,258
       XLCA Insured, 5.00%, 7/01/29 ............................................................        3,000,000         3,157,440
    South Fulton Municipal Regional Water and Sewer Authority Water Revenue, MBIA Insured,
     5.00%, 1/01/33 ............................................................................        3,500,000         3,647,630
    Suwanee GO, MBIA Insured, 5.25%, 1/01/32 ...................................................        3,000,000         3,177,060
    Upper Oconee Basin Water Authority Revenue,
       FGIC Insured, Pre-Refunded, 5.25%, 7/01/27 ..............................................        1,550,000         1,641,528
       Refunding, MBIA Insured, 5.00%, 7/01/26 .................................................        1,000,000         1,061,950
    Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical
     Center Project, AMBAC Insured, 5.25%, 10/01/27 ............................................        3,000,000         3,211,050
    Walton County Water and Sewer Authority Revenue, Refunding and Improvement, MBIA Insured,
     6.00%, 2/01/21 ............................................................................          750,000           766,770
    Ware County Hospital Authority Revenue, Anticipation Certificates, MBIA Insured, 5.25%,
     3/01/25 ...................................................................................        3,000,000         3,213,240
                                                                                                                     --------------
                                                                                                                        237,137,221
                                                                                                                     --------------
    U.S. TERRITORIES 1.5%
    VIRGIN ISLANDS 1.5%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
       5.40%, 10/01/12 .........................................................................          850,000           890,995
       5.50%, 10/01/22 .........................................................................        1,200,000         1,251,468
       5.625%, 10/01/25 ........................................................................        1,530,000         1,596,433
                                                                                                                     --------------
                                                                                                                          3,738,896
                                                                                                                     --------------
    TOTAL LONG TERM INVESTMENTS (COST $227,208,827) ............................................                        240,876,117
                                                                                                                     --------------


106 | Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 2.5%
    BONDS 2.5%
    GEORGIA 2.5%
 a  Athens-Clarke County Unified Government Development Authority Revenue,
       University of Georgia Athletic Assn. Project, Daily VRDN and Put, 3.00%, 8/01/33 ........   $    1,025,000    $    1,025,000
       University of Georgia Athletic Assn., Series B, Daily VRDN and Put, 3.00%, 7/01/35 ......        2,000,000         2,000,000
 a  Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put,
     2.97%, 11/01/41 ...........................................................................        2,400,000         2,400,000
 a  Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, 2.93%, 11/01/15 ..................          900,000           900,000
                                                                                                                     --------------
    TOTAL SHORT TERM INVESTMENTS (COST $6,325,000) .............................................                          6,325,000
                                                                                                                     --------------
    TOTAL INVESTMENTS (COST $233,533,827) 98.9% ................................................                        247,201,117
    OTHER ASSETS, LESS LIABILITIES 1.1% ........................................................                          2,656,893
                                                                                                                     --------------

    NET ASSETS 100.0% ..........................................................................                     $  249,858,010
                                                                                                                     ==============

See Selected Portfolio Abbreviations on page 146.

 a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 107

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

                                                           ---------------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28,
CLASS A                                                         2006          2005       2004 d         2003        2002
                                                           ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................   $   11.41     $   11.51     $   11.30   $   11.13   $   11.03
                                                           ---------------------------------------------------------------

Income from investment operations:

   Net investment income a .............................        0.47          0.48          0.50        0.52        0.55

   Net realized and unrealized gains (losses) ..........       (0.02)        (0.10)         0.21        0.17        0.10
                                                           ---------------------------------------------------------------
Total from investment operations .......................        0.45          0.38          0.71        0.69        0.65
                                                           ---------------------------------------------------------------
Less distributions from net investment income ..........       (0.47)        (0.48)        (0.50)      (0.52)      (0.55)
                                                           ---------------------------------------------------------------
Redemption fees ........................................          -- c          -- c          --          --          --
                                                           ---------------------------------------------------------------
Net asset value, end of year ...........................   $   11.39     $   11.41     $   11.51   $   11.30   $   11.13
                                                           ===============================================================

Total return b .........................................        4.01%         3.47%         6.43%       6.38%       6.08%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $ 128,254     $ 112,941     $ 118,797   $ 114,541   $  96,299

Ratios to average net assets:

   Expenses ............................................        0.78%         0.79%         0.78%       0.80%       0.82%

   Expenses net of waiver and payments by
    affiliate ..........................................        0.75%         0.71%         0.60%       0.60%       0.52%

   Net investment income ...............................        4.10%         4.30%         4.44%       4.67%       4.96%

Portfolio turnover rate ................................        9.43%        12.48%        11.87%       7.34%       6.07%

 a    Based on average daily shares outstanding.

 b Total return does not reflect sales commissions or the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


108 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 97.5%
    BONDS 97.5%
    KENTUCKY 80.4%
    Bellevue GO, Public Project, Harbor Greene Project, XLCA Insured, 5.00%, 2/01/34 ..........   $    1,065,000    $     1,110,880
    Boone County GO, Public Project, 5.00%,
       4/01/20 ................................................................................        1,310,000          1,387,264
       4/01/21 ................................................................................        1,000,000          1,055,660
    Boone County PCR, Collateralized, Dayton Power and Light Co., Refunding, Series A,
       6.50%, 11/15/22 ........................................................................          170,000            171,516
       FGIC Insured, 4.70%, 1/01/28 ...........................................................        3,000,000          3,063,480
    Boone Florence Water Commission Water Supply Systems Revenue, Refunding, FGIC Insured,
       5.00%, 12/01/22 ........................................................................        1,200,000          1,264,836
       12/01/27 ...............................................................................        2,000,000          2,096,540
    Bowling Green ISD, Finance Corp. School Building Revenue, 5.75%, 1/01/20 ..................        1,140,000          1,230,413
    Campbell and Kenton Counties Sanitation District No.1 Sanitation District Revenue,
     Series A, FSA Insured, 5.00%,
       8/01/19 ................................................................................        1,500,000          1,586,640
       8/01/24 ................................................................................        2,000,000          2,094,760
    Christian County Hospital Revenue, Jennie Stuart Medical Center, Series A,
       6.00%, 7/01/17 .........................................................................        1,000,000          1,028,430
    Christian County Public Courthouse Corp. Lease Revenue, District Court Facilities Project,
     5.125%, 8/01/20 ..........................................................................        1,015,000          1,079,524
    Elizabethtown Public Properties Holding Inc. Revenue, First Mortgage, Administrative Office
     of the Courts, Judicial Facilities Project, MBIA Insured, 5.20%, 4/01/22 .................        2,000,000          2,091,140
    Fayette County School District Finance Corp. School Building Revenue,
       Pre-Refunded, 5.50%, 9/01/18 ...........................................................        2,500,000          2,686,050
       Refunding, Series B, FSA Insured, 4.00%, 1/01/17 .......................................        1,000,000          1,007,360
       Series A, AMBAC Insured, 5.25%, 4/01/20 ................................................        2,160,000          2,314,958
    Florence GO, Public Project, Series A, FGIC Insured, 5.00%, 11/01/32 ......................        1,000,000          1,039,120
    Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects,
     Refunding, Series A, MBIA Insured, 6.10%, 1/01/24 ........................................          405,000            405,551
    Hancock County Solid Waste Disposal Revenue, Willamette Industries Inc. Project,
     6.60%, 5/01/26 ...........................................................................        1,000,000          1,022,970
    Hardin County School District Finance Corp. School Building Revenue, Pre-Refunded,
     5.75%, 2/01/20 ...........................................................................        1,500,000          1,636,560
    Hardin County Water District No. 2 Water System Revenue, Series A, AMBAC Insured,
     5.00%, 1/01/31 ...........................................................................        2,620,000          2,706,722
    Harlan County Justice Center Revenue, First Judicial Center Project, AMBAC Insured,
     5.00%, 3/01/25 ...........................................................................        1,330,000          1,403,895
    Henry County Water District No. 2 Water Revenue, Refunding, MBIA Insured, 4.75%, 1/01/28 ..        2,035,000          2,077,104
    Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc.,
     Refunding, AMBAC Insured, 5.75%, 1/01/26 .................................................        1,000,000          1,035,740
    Jefferson County School District Financial Corp. School Building Revenue, Series A, FSA
     Insured, 5.25%, 7/01/18 ..................................................................        1,500,000          1,590,255
    Kenton County Airport Board Airport Revenue, Cincinnati/Northern Kentucky International
     Airport, Series B, MBIA Insured, 5.75%, 3/01/13 ..........................................        1,230,000          1,257,404
    Kentucky Area Development Districts Financing Trust Lease Acquisition Program COP,
     Series L, XLCA Insured, 5.00%, 11/01/29 ..................................................        1,000,000          1,057,250
    Kentucky Area Development Districts Financing Trust Lease Program Revenue, City of Ewing,
       Series A, 6.00%, 6/01/30 ...............................................................        2,000,000          2,176,900
       Series C, 6.00%, 6/01/30 ...............................................................        1,285,000          1,409,221
       Series E, 5.70%, 6/01/22 ...............................................................        1,000,000          1,099,520


                                                             Annual Report | 109

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    KENTUCKY (CONTINUED)
    Kentucky Asset/Liability Commission General Receipts Revenue, University of Kentucky,
     Project Notes, FGIC Insured, 5.00%, 10/01/25 .............................................   $    3,000,000    $     3,214,440
    Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
     Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 .............        2,000,000          1,925,140
    Kentucky Economic Development Finance Authority Revenue,
       Catholic Health Project, Refunding and Improvement, Series A, 5.00%, 12/01/18 ..........        2,000,000          2,062,440
       Norton Healthcare Inc., Series C, MBIA Insured, 6.15%, 10/01/24 ........................          405,000            466,143
       Norton Healthcare Inc., Series C, MBIA Insured, 6.15%, 10/01/25 ........................          935,000          1,076,821
    Kentucky Infrastructure Authority Revenue, Series A, 5.00%,
       6/01/19 ................................................................................        1,140,000          1,199,440
       6/01/20 ................................................................................        1,250,000          1,316,387
       6/01/21 ................................................................................        1,190,000          1,250,892
    Kentucky Rural Water Finance Corp. Public Project Revenue,
       Flexible Term Program, Series A, 5.00%, 2/01/26 ........................................        1,055,000          1,107,075
       Multimodal Flexible Term Program, Series I, 5.00%, 2/01/34 .............................        1,500,000          1,568,070
    Kentucky State Property and Buildings Commission Revenues,
       Project No. 62, Refunding, 2nd Series, 5.25%, 10/01/18 .................................        3,540,000          3,783,340
       Project No. 64, MBIA Insured, Pre-Refunded, 5.50%, 5/01/17 .............................        1,535,000          1,641,744
       Project No. 69, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/21 ....................        2,300,000          2,459,298
       Project No. 77, MBIA Insured, Pre-Refunded, 5.00%, 8/01/23 .............................        1,100,000          1,191,916
    Kentucky State Turnpike Authority Economic Development Road Revenue, Revitalization
     Project, Series A, AMBAC Insured, 5.00%, 7/01/25 .........................................        2,000,000          2,130,260
    Lawrenceburg Water and Sewer Revenue, MBIA Insured, 5.00%, 10/01/28 .......................        1,730,000          1,817,832
    Louisville and Jefferson County Metropolitan Sewer District Revenue, Sewer and Drain,
     Series A, FGIC Insured, 5.00%, 5/15/38 ...................................................        3,000,000          3,160,560
    Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
     Series A, FGIC Insured, 5.00%, 5/15/30 ...................................................        2,750,000          2,822,462
    Louisville and Jefferson County Student Housing Revenue, University of Louisville,
       Phase 3-A, AMBAC Insured, 5.00%, 6/01/34 ...............................................        3,755,000          3,953,527
       Series A, AMBAC Insured, 5.00%, 6/01/25 ................................................        1,000,000          1,064,650
    Louisville Parking Authority of River City Revenue, MBIA Insured, 5.00%, 6/01/29 ..........        3,290,000          3,427,555
    Louisville Waterworks Board Water System Revenue, Louisville Water Co., Refunding,
       FSA Insured, 5.25%, 11/15/24 ...........................................................        2,500,000          2,664,525
       5.50%, 11/15/25 ........................................................................        2,000,000          2,136,080
    McCracken County Hospital Revenue, Mercy Health System, Refunding, Series A, MBIA Insured,
     6.40%, 11/01/07 ..........................................................................          500,000            505,945
    Northern Kentucky University COP, AMBAC Insured, 5.00%, 12/01/27 ..........................        1,500,000          1,569,750
    Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20 ...........        1,270,000          1,313,523
    Oldham County School District Finance Corp. School Building Revenue, MBIA Insured,
     5.00%, 5/01/24 ...........................................................................        5,680,000          6,011,030
    Russell Health System Revenue,
       Our Lady of Bellefonte, Pre-Refunded, 5.50%, 7/01/15 ...................................          800,000            844,400
       Pre-Refunded, 8.10%, 7/01/15 ...........................................................          145,000            150,055
       Pre-Refunded, 8.10%, 7/01/15 ...........................................................          105,000            108,162
                                                                                                                    ---------------
                                                                                                                        103,131,125
                                                                                                                    ---------------


110 | Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    U.S. TERRITORIES 17.1%
    PUERTO RICO 15.5%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset Backed Bonds,
     Refunding, 5.375%, 5/15/33 ...............................................................   $    1,835,000    $     1,889,866
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.125%, 7/01/31 ........................................................................        3,125,000          3,226,875
       Pre-Refunded, 5.125%, 7/01/31 ..........................................................        1,875,000          2,019,000
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series D, Pre-Refunded, 5.375%, 7/01/36 ................................................        2,500,000          2,740,100
       Series K, 5.00%, 7/01/27 ...............................................................        3,000,000          3,133,980
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/30 .......        5,000,000          5,320,150
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.25%, 7/01/36 ....................................................          455,000            477,414
       Series D, Pre-Refunded, 5.25%, 7/01/36 .................................................          995,000          1,080,660
                                                                                                                    ---------------
                                                                                                                         19,888,045
                                                                                                                    ---------------

    VIRGIN ISLANDS 1.6%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 ..        2,000,000          2,086,840
                                                                                                                    ---------------
    TOTAL U.S. TERRITORIES ....................................................................                          21,974,885
                                                                                                                    ---------------
    TOTAL LONG TERM INVESTMENTS (COST $119,064,682) ...........................................                         125,106,010
                                                                                                                    ---------------

    SHORT TERM INVESTMENTS 1.5%
    BONDS 1.5%
    KENTUCKY 1.1%
 a  Berea Educational Facilities Revenue, Series A, Daily VRDN and Put, 2.97%, 6/01/32 ........          995,000            995,000
 a  Shelby County Lease Revenue, Series A, Daily VRDN and Put, 3.01%, 9/01/34 .................          400,000            400,000
                                                                                                                    ---------------
                                                                                                                          1,395,000
                                                                                                                    ---------------

    U.S. TERRITORIES 0.4%
    PUERTO RICO 0.4%
 a  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 3.15%, 7/01/28 .............................          500,000            500,000
                                                                                                                    ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,895,000) ............................................                           1,895,000
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $120,959,682) 99.0% ...............................................                         127,001,010
    OTHER ASSETS, LESS LIABILITIES 1.0% .......................................................                           1,252,677
                                                                                                                    ---------------

    NET ASSETS 100.0% .........................................................................                     $   128,253,687
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 146.

 a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 111

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                           --------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS A                                                         2006          2005      2004 d         2003        2002
                                                           --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................   $   11.68     $   11.81     $  11.55   $   11.38   $   11.22
                                                           --------------------------------------------------------------

Income from investment operations:

   Net investment income a .............................        0.50          0.52         0.53        0.55        0.56

   Net realized and unrealized gains (losses) ..........       (0.16)        (0.14)        0.26        0.17        0.16
                                                           --------------------------------------------------------------
Total from investment operations .......................        0.34          0.38         0.79        0.72        0.72
                                                           --------------------------------------------------------------
Less distributions from net investment income ..........       (0.50)        (0.51)       (0.53)      (0.55)      (0.56)
                                                           --------------------------------------------------------------
Redemption fees ........................................          --            -- c         --          --          --
                                                           --------------------------------------------------------------
Net asset value, end of year ...........................   $   11.52     $   11.68     $  11.81   $   11.55   $   11.38
                                                           ==============================================================

Total return b  ........................................        2.99%         3.36%        7.01%       6.52%       6.73%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $ 188,333     $ 188,659     $185,987   $ 177,211   $ 167,909

Ratios to average net assets:

   Expenses ............................................        0.73%         0.73%        0.73%       0.74%       0.74%

   Net investment income ...............................        4.30%         4.49%        4.56%       4.84%       4.99%

Portfolio turnover rate ................................        9.78%         8.67%       16.35%      12.60%      10.05%

 a    Based on average daily shares outstanding.

 b Total return does not reflect sales commissions or the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


112 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

FRANKLIN LOUISIANA TAX-FREE INCOME FUND (CONTINUED)

                                                           ------------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28,
CLASS C                                                         2006        2005      2004 d         2003        2002
                                                           ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................   $   11.79   $   11.91     $  11.65   $   11.47   $   11.29
                                                           ------------------------------------------------------------

Income from investment operations:

   Net investment income a .............................        0.44        0.46         0.46        0.49        0.51

   Net realized and unrealized gains (losses) ..........       (0.16)      (0.13)        0.26        0.18        0.17
                                                           ------------------------------------------------------------
Total from investment operations .......................        0.28        0.33         0.72        0.67        0.68
                                                           ------------------------------------------------------------
Less distributions from net investment income ..........       (0.44)      (0.45)       (0.46)      (0.49)      (0.50)
                                                           ------------------------------------------------------------
Redemption fees ........................................          --          -- c         --          --          --
                                                           ------------------------------------------------------------
Net asset value, end of year ...........................   $   11.63   $   11.79     $  11.91   $   11.65   $   11.47
                                                           ============================================================

Total return b .........................................        2.40%       2.84%        6.34%       5.98%       6.18%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $  23,319   $  19,196     $ 20,768   $  20,503   $  16,047

Ratios to average net assets:

   Expenses ............................................        1.28%       1.28%        1.29%       1.28%       1.29%

   Net investment income ...............................        3.75%       3.94%        4.00%       4.30%       4.44%

Portfolio turnover rate ................................        9.78%       8.67%       16.35%      12.60%      10.05%

 a    Based on average daily shares outstanding.

 b    Total return does not reflect the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


                        Annual Report | See notes to financial statements. | 113

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 96.8%
    BONDS 96.8%
    LOUISIANA 92.1%
    Bossier City Public Improvement Sales and Use Tax Revenue,
       FGIC Insured, 5.00%, 12/01/19 ...........................................................   $   1,145,000    $     1,190,124
       Refunding, FGIC Insured, 5.00%, 12/01/21 ................................................       1,875,000          1,928,250
       Refunding, FGIC Insured, 5.00%, 12/01/22 ................................................       1,515,000          1,555,451
    Bossier Parish Sales and Use Tax Revenue, AMBAC Insured, 5.00%, 7/01/20 ....................       1,900,000          2,012,024
    Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese Student Housing
     Project, MBIA Insured, 5.25%,
       5/01/21 .................................................................................       1,505,000          1,605,579
       5/01/33 .................................................................................       2,500,000          2,627,200
    De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A,
     5.65%, 12/01/21 ...........................................................................       1,000,000          1,023,920
    De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured,
     5.875%, 9/01/29 ...........................................................................      11,500,000         12,471,635
    Denham Spring Livingston Housing and Mortgage Finance Authority SFHR, Series A,
     FHA Insured, ETM, 7.20%, 8/01/10 ..........................................................       1,380,000          1,579,686
    East Baton Rouge Mortgage Finance Authority Revenue, SFM Purchase, Refunding, Series A,
     6.10%, 10/01/29 ...........................................................................         250,000            255,593
    East Baton Rouge Parish Park and Recreation District GO, FSA Insured, 5.00%, 5/01/25 .......       3,325,000          3,489,255
    East Baton Rouge Parish Sales and Use Tax Revenue, Public Improvement, Series ST,
     FGIC Insured, 5.00%, 2/01/20 ..............................................................       1,000,000          1,046,010
    East Baton Rouge Parish Sales Tax Revenue, Public Improvement, Refunding, Series A,
     AMBAC Insured, 5.00%, 2/01/24 .............................................................       2,000,000          2,104,160
    Ernest N. Morial New Orleans Exhibit Hall Authority Special Tax, senior sub. note, Series A,
     AMBAC Insured, 5.00%, 7/15/33 .............................................................       5,000,000          5,158,200
    Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured,
     5.00%, 11/01/27 ...........................................................................       5,000,000          5,216,150
    Jefferson Parish Revenue, Public Improvement, 24th Judicial District Project, MBIA Insured,
     5.00%, 4/01/29 ............................................................................       3,060,000          3,192,039
    Jefferson Parish West Jefferson Park and Community Center Revenue, MBIA Insured,
     5.00%, 10/01/29 ...........................................................................       2,925,000          3,057,678
    Jefferson Sales Tax District Special Sales Tax Revenue,
       AMBAC Insured, 5.00%, 12/01/22 ..........................................................       2,000,000          2,115,260
       Refunding, FSA Insured, 5.00%, 12/01/22 .................................................       3,000,000          3,089,490
       Special Tax Bond, AMBAC Insured, 5.00%, 12/01/20 ........................................       4,195,000          4,377,482
    Lafayette Public Trust Financing Authority Revenue, Ragin Cajun Facilities Inc. Project,
     MBIA Insured, 5.00%, 10/01/22 .............................................................       1,500,000          1,582,320
    Lafayette Public Trust Financing Authority SFMR, Series A, ETM, 7.20%, 4/01/11 .............          30,000             34,759
    Lafayette Utilities Revenue, MBIA Insured, 5.00%, 11/01/28 .................................       5,000,000          5,235,850
    Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 .........................          65,000             69,980
    Livingston Parish Waterworks Revenue, Ward Two Water District, AMBAC Insured, 5.125%,
     4/01/29 ...................................................................................       2,200,000          2,350,810
    Louisiana HFA Mortgage Revenue,
       MF, Westview Project, FHA Insured, 7.80%, 4/01/30 .......................................         750,000            750,630
       SF, Series A-1, GNMA Secured, 5.45%, 12/01/20 ...........................................         835,000            849,796
    Louisiana Local Government Environmental Facilities CDA Revenue,
       Baton Rouge Apartments, Series A, MBIA Insured, 6.375%, 1/01/30 .........................       4,265,000          4,560,394
       Delgado Community College Foundation Project, AMBAC Insured, 6.00%, 10/01/29 ............       1,000,000          1,093,570
       Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/21 .........................       2,215,000          2,303,334
       MBIA Insured, 5.00%, 12/01/26 ...........................................................       3,000,000          3,121,620


114 | Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    LOUISIANA (CONTINUED)
    Louisiana Local Government Environmental Facilities CDA Revenue, (continued)
       Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/26 ......   $   2,000,000    $     2,129,000
       Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 ......       2,000,000          2,119,780
       Southeastern Louisiana Student Housing, Series A, MBIA Insured, 5.00%, 8/01/27 ..........       3,000,000          3,140,310
    Louisiana Local Government Environmental Facilities GO, AMBAC Insured, 5.25%, 4/01/29 ......       1,000,000          1,069,970
    Louisiana Public Facilities Authority Hospital Revenue,
       Franciscan Missionaries, Series C, MBIA Insured, 5.00%, 7/01/19 .........................         595,000            613,094
       Franciscan Missionaries, Series C, MBIA Insured, Pre-Refunded, 5.00%, 7/01/19 ...........       3,155,000          3,294,640
       Pendleton Memorial Methodist, Pre-Refunded, 5.25%, 6/01/28 ..............................       4,500,000          4,698,000
       Touro Infirmary Project, Series A, 5.625%, 8/15/29 ......................................       6,000,000          5,836,140
    Louisiana Public Facilities Authority Revenue,
       Centenary College Project, Refunding, 5.75%, 2/01/29 ....................................       7,300,000          7,021,213
       Dillard University Project, Refunding, AMBAC Insured, 5.00%, 2/01/18 ....................       1,500,000          1,564,440
       Dillard University Project, Series A, AMBAC Insured, 5.30%, 8/01/26 .....................       1,540,000          1,641,409
       FHA Insured Mortgage, Baton Rouge General, MBIA Insured, 5.25%, 7/01/33 .................       5,000,000          5,304,100
       Mortgage Purchase, HFA, Refunding, Series A, FNMA Insured, 6.40%, 7/20/20 ...............       1,900,000          1,911,609
       Ochsner Clinic Foundation Project, Refunding, Series B, 5.75%, 5/15/23 ..................       2,500,000          2,610,450
       Tulane University, AMBAC Insured, Pre-Refunded, 6.05%, 10/01/25 .........................       5,500,000          5,693,600
       Tulane University, Refunding, Series A, AMBAC Insured, 5.125%, 7/01/27 ..................       3,000,000          3,144,120
       Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17 .........       1,000,000          1,043,950
       Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 .........       6,015,000          6,278,457
    Louisiana State Gas and Fuels Tax Revenue, Series A,
       AMBAC Insured, 5.00%, 6/01/27 ...........................................................       3,500,000          3,617,215
       FGIC Insured, 5.00%, 5/01/27 ............................................................       3,000,000          3,143,550
       FGIC Insured, 5.00%, 5/01/30 ............................................................       1,500,000          1,572,930
    Louisiana State Office Facilities Corp. Lease Revenue, Capital Complex Program,
       AMBAC Insured, 5.00%, 5/01/21 ...........................................................       2,500,000          2,610,200
       Series A, MBIA Insured, 5.375%, 3/01/19 .................................................       3,000,000          3,170,700
    Louisiana State University and Agricultural and Mechanical College Board Revenue,
       AMBAC Insured, 5.00%, 7/01/22 ...........................................................       5,000,000          5,276,900
       Auxiliary, Series B, AMBAC Insured, 5.00%, 7/01/27 ......................................       1,500,000          1,569,555
    Louisiana State University and Agricultural and Mechanical College University Revenues,
     Auxiliary, MBIA Insured, Pre-Refunded, 5.50%, 7/01/26 .....................................       1,500,000          1,540,485
    Monroe Sales and Use Tax Revenue, FGIC Insured, 5.25%, 7/01/23 .............................       1,535,000          1,656,173
    New Orleans GO,
       Drain Systems, AMBAC Insured, 5.00%, 12/01/18 ...........................................       1,000,000          1,033,310
       Public Improvement, AMBAC Insured, 5.25%, 12/01/29 ......................................       1,485,000          1,580,144
       Public Improvement, FGIC Insured, 5.25%, 12/01/21 .......................................       1,295,000          1,379,538
       Public Improvement, FGIC Insured, 5.125%, 12/01/26 ......................................       2,000,000          2,091,340
       Refunding, MBIA Insured, 5.125%, 9/01/21 ................................................       2,000,000          2,106,520
    Orleans Levee District Revenue, Levee Improvement, Refunding, FSA Insured, 5.95%,
     11/01/14 ..................................................................................         635,000            655,072
    Orleans Parish Parishwide School District GO, Refunding, Series B, FGIC Insured,
     5.50%, 9/01/20 ............................................................................       1,000,000          1,035,860
    Orleans Parish School Board GO, Series 95, FGIC Insured, 5.375%, 9/01/18 ...................       1,950,000          1,952,554
    Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center,
     Refunding, FSA Insured, 5.75%, 5/15/21 ....................................................       2,500,000          2,666,450


                                                             Annual Report | 115

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    LOUISIANA (CONTINUED)
    Ouachita Parish La West Ouachita Parish School District Sales and Use Tax Revenue, FGIC
     Insured, Pre-Refunded, 5.75%, 9/01/24 .....................................................   $    1,410,000   $     1,528,102
    Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase, FHA Insured,
     ETM, 7.25%, 8/01/10 .......................................................................          725,000           781,963
    Shreveport Certificates of Indebtedness Revenue, Refunding, Series A, AMBAC Insured,
     5.00%, 10/01/16 ...........................................................................        1,000,000         1,059,840
    St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM, 7.50%,
     9/01/10 ...................................................................................          435,000           506,388
    St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%, 11/01/26 .....        1,500,000         1,545,840
    St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ...............        2,500,000         2,605,850
    St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
       7/01/10 .................................................................................           65,000            69,514
       7/01/11 .................................................................................           50,000            58,706
    State Colleges and Universities Lease Revenue, University of Southwestern Louisiana,
     Cajundome, MBIA Insured, 5.65%, 9/01/26 ...................................................        3,080,000         3,206,034
    Terrebonne Parish Hospital Service District No. 1 Hospital Revenue, Terrebonne General
     Medical Center Project, Refunding, AMBAC Insured, 5.50%, 4/01/33 ..........................        2,155,000         2,327,228
    University of Louisiana System Board of Supervisors Lease Revenue,
       LaFayette Cajundome Convention, MBIA Insured, 6.25%, 9/01/29 ............................        1,200,000         1,321,812
       Northwestern State University Wellness, AMBAC Insured, 5.10%, 4/01/24 ...................        1,000,000         1,043,060
                                                                                                                    ---------------
                                                                                                                        194,875,364
                                                                                                                    ---------------
    U.S. TERRITORIES 4.7%
    PUERTO RICO 3.2%
    Puerto Rico Commonwealth GO, Public Improvement,
       MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ..............................................        4,400,000         4,781,260
       Series A, 5.00%, 7/01/33 ................................................................        2,000,000         2,052,920
                                                                                                                    ---------------
                                                                                                                          6,834,180
                                                                                                                    ---------------
    VIRGIN ISLANDS 1.5%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ....        3,000,000         3,135,420
                                                                                                                    ---------------
    TOTAL U.S. TERRITORIES .....................................................................                          9,969,600
                                                                                                                    ---------------
    TOTAL LONG TERM INVESTMENTS (COST $195,533,705) ............................................                        204,844,964
                                                                                                                    ---------------
    SHORT TERM INVESTMENTS 1.6%
    BONDS 1.6%
    LOUISIANA 1.6%
 a  Louisiana Public Facilities Authority Revenue, Kenner Hotel Ltd., Daily VRDN and Put,
     2.93%, 12/01/15 ...........................................................................          300,000           300,000
 a  Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
     First Stage, ACES, Refunding, Daily VRDN and Put, 2.97%, 9/01/17 ..........................        3,000,000         3,000,000
                                                                                                                    ---------------
                                                                                                                          3,300,000
                                                                                                                    ---------------


116 | Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
    U.S. TERRITORIES 0.0% b
    PUERTO RICO 0.0% b
 a  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 3.15%, 7/01/28 ..............................   $      100,000   $       100,000
                                                                                                                    ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $3,400,000) .............................................                          3,400,000
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $198,933,705) 98.4% ................................................                        208,244,964
    OTHER ASSETS, LESS LIABILITIES 1.6% ........................................................                          3,407,068
                                                                                                                    ---------------
    NET ASSETS 100.0% ..........................................................................                    $   211,652,032
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 146.

 a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.

 b    Rounds to less than 0.1% of net assets.


                        Annual Report | See notes to financial statements. | 117

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                                    ---------------------------------------------------------------
                                                                                       YEAR ENDED FEBRUARY 28,
CLASS A                                                                  2006          2005        2004 d        2003        2002
                                                                    ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................   $   11.80     $   11.93     $   11.78   $   11.52   $   11.36
                                                                    ---------------------------------------------------------------

Income from investment operations:

   Net investment income a ......................................        0.51          0.51          0.52        0.54        0.55

   Net realized and unrealized gains (losses) ...................       (0.03)        (0.13)         0.16        0.26        0.17
                                                                    ---------------------------------------------------------------
Total from investment operations ................................        0.48          0.38          0.68        0.80        0.72
                                                                    ---------------------------------------------------------------
Less distributions from net investment income ...................       (0.51)        (0.51)        (0.53)      (0.54)      (0.56)
                                                                    ---------------------------------------------------------------
Redemption fees .................................................          -- c          -- c          --          --          --
                                                                    ---------------------------------------------------------------
Net asset value, end of year ....................................   $   11.77     $   11.80     $   11.93   $   11.78   $   11.52
                                                                    ===============================================================

Total return b ..................................................        4.11%         3.34%         5.89%       7.16%       6.44%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................   $ 369,205     $ 332,943     $ 340,237   $ 322,873   $ 281,141

Ratios to average net assets:

   Expenses .....................................................        0.69%         0.70%         0.70%       0.70%       0.72%

   Net investment income ........................................        4.29%         4.40%         4.43%       4.65%       4.81%

Portfolio turnover rate .........................................        8.00%        12.03%        10.56%       6.30%       6.39%

 a    Based on average daily shares outstanding.

 b Total return does not reflect sales commissions or the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


118 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

FRANKLIN MARYLAND TAX-FREE INCOME FUND (CONTINUED)

                                                                    ----------------------------------------------------------
                                                                                     YEAR ENDED FEBRUARY 28,
CLASS C                                                                 2006         2005      2004 d        2003       2002
                                                                    ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................   $  11.93     $  12.05     $  11.90   $  11.63   $  11.46
                                                                    ----------------------------------------------------------

Income from investment operations:

   Net investment income a ......................................       0.45         0.46         0.46       0.48       0.49

   Net realized and unrealized gains (losses) ...................      (0.03)       (0.13)        0.15       0.27       0.17
                                                                    ----------------------------------------------------------
Total from investment operations ................................       0.42         0.33         0.61       0.75       0.66
                                                                    ----------------------------------------------------------
Less distributions from net investment income ...................      (0.44)       (0.45)       (0.46)     (0.48)     (0.49)
                                                                    ----------------------------------------------------------
Redemption fees .................................................         -- c         -- c         --         --         --
                                                                    ----------------------------------------------------------
Net asset value, end of year ....................................   $  11.91     $  11.93     $  12.05   $  11.90   $  11.63
                                                                    ==========================================================

Total return b ..................................................       3.57%        2.73%        5.33%      6.59%      5.88%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................   $ 59,915     $ 48,997     $ 49,739   $ 48,305   $ 33,257

Ratios to average net assets:

   Expenses .....................................................       1.24%        1.25%        1.28%      1.22%      1.27%

   Net investment income ........................................       3.74%        3.85%        3.85%      4.13%      4.26%

Portfolio turnover rate .........................................       8.00%       12.03%       10.56%      6.30%      6.39%

 a    Based on average daily shares outstanding.

 b    Total return does not reflect the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


                        Annual Report | See notes to financial statements. | 119

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.9%
    BONDS 98.9%
    MARYLAND 86.2%
    Anne Arundel County GO, Refunding, 4.625%, 3/01/32 .........................................   $    2,000,000   $     2,051,060
    Anne Arundel County PCR, Baltimore Gas and Electric Co. Project, Refunding, 6.00%,
     4/01/24 ...................................................................................        9,500,000         9,520,805
    Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.25%, 9/01/39 ...       10,000,000        10,769,300
    Baltimore County Metropolitan 68th District GO, Refunding, 5.00%, 8/01/32 ..................        1,000,000         1,050,830
    Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding, Series A,
     7.00%, 8/01/11 ............................................................................        2,355,000         2,359,592
    Baltimore GO, Consolidated Public Improvement,
       Series A, FGIC Insured, Pre-Refunded, 5.30%, 10/15/17 ...................................        1,500,000         1,573,545
       Series A, FSA Insured, Pre-Refunded, 5.25%, 10/15/17 ....................................        3,300,000         3,557,367
       Series B, 7.15%, 10/15/08 ...............................................................        1,000,000         1,087,580
    Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11 ......        1,850,000         1,958,151
    Baltimore Project Revenue,
       Wastewater Projects, Refunding, FGIC Insured, 5.125%, 7/01/42 ...........................        7,630,000         7,983,650
       Wastewater Projects, Series B, FGIC Insured, Pre-Refunded, 5.00%, 7/01/28 ...............        4,000,000         4,209,720
       Water Projects, Series A, MBIA Insured, 5.00%, 7/01/35 ..................................        4,240,000         4,482,528
    Baltimore Revenue,
       Wastewater Project, Series A, FGIC Insured, Pre-Refunded, 5.80%, 7/01/15 ................        5,000,000         5,364,500
       Water Project, Series A, FSA Insured, Pre-Refunded, 5.75%, 7/01/30 ......................       10,000,000        10,887,400
    Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Radian Insured,
       5.375%, 1/01/16 .........................................................................        2,000,000         2,117,040
       5.50%, 1/01/19 ..........................................................................        1,000,000         1,046,150
       5.625%, 1/01/25 .........................................................................        2,000,000         2,124,820
    Harford County GO, Consolidated Public Improvement,
       4.40%, 1/15/15 ..........................................................................        1,450,000         1,502,954
       4.45%, 1/15/17 ..........................................................................        1,125,000         1,163,993
    Howard County Mortgage Revenue, Normandy Woods III Apartments Project, Refunding, Series A,
     FHA Insured, 6.10%, 7/01/25 ...............................................................        2,000,000         2,051,060
    Maryland Environmental Services COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11 ..        1,900,000         1,903,344
    Maryland State CDA Department of Housing and CDR,
       Housing, Series A, 6.00%, 7/01/32 .......................................................        4,000,000         4,131,840
       Residential, Series D, 5.25%, 9/01/29 ...................................................        3,680,000         3,723,461
       Series B, 5.35%, 9/01/30 ................................................................        1,245,000         1,264,198
       SF Program, First Series, 5.00%, 4/01/17 ................................................          220,000           225,412
       SF Program, Second Series, 5.00%, 4/01/17 ...............................................        3,000,000         3,077,430
 a  Maryland State EDC Student Housing Revenue, University of Maryland Baltimore County Project,
     Refunding, XLCA Insured, 5.00%,
       7/01/30 .................................................................................        3,245,000         3,429,868
       7/01/35 .................................................................................        1,920,000         2,017,939
    Maryland State EDC, Utility Infrastructure Revenue, University College Park Project,
     AMBAC Insured, 5.00%, 7/01/19 .............................................................        1,710,000         1,803,828
    Maryland State Energy Financing Administration Solid Waste Disposal Revenue, Ltd. Obligation,
     Wheelabrator Water Projects, 6.45%, 12/01/16 ..............................................        3,000,000         3,111,870
    Maryland State Health and Higher Educational Facilities Authority Revenue,
       Anne Arundel Health System, Series A, 5.125%, 7/01/34 ...................................        2,500,000         2,584,550
       Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 ...............................        8,365,000         8,629,167
       Carroll County General Hospital, 6.00%, 7/01/26 .........................................        2,000,000         2,139,620
       Carroll County General Hospital, 5.80%, 7/01/32 .........................................        5,000,000         5,297,650


120 | Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MARYLAND (CONTINUED)
    Maryland State Health and Higher Educational Facilities Authority Revenue, (continued)
       Catholic Health Initiatives, Series A, 6.00%, 12/01/20 ..................................   $      715,000   $       794,351
       Catholic Health Initiatives, Series A, ETM, 6.00%, 12/01/20 .............................        2,205,000         2,417,606
       Catholic Health Initiatives, Series A, ETM, 6.00%, 12/01/24 .............................        2,025,000         2,203,605
       Charity Obligation Group, Series A, 5.00%, 11/01/19 .....................................        1,515,000         1,564,253
       Charity Obligation Group, Series A, 5.00%, 11/01/29 .....................................        2,250,000         2,316,217
       Doctors Community Hospital, Refunding, 5.75%, 7/01/13 ...................................        2,760,000         2,768,584
       Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 ..................................       11,000,000        11,991,100
       Johns Hopkins Medical Institutions, Series A, 5.00%, 5/15/37 ............................        9,395,000         9,687,936
       Johns Hopkins University Issue, Pre-Refunded, 6.00%, 7/01/39 ............................        5,000,000         5,440,300
       Loyola College, Series A, 5.00%, 10/01/40 ...............................................        8,525,000         8,773,163
       Maryland Institute College of Art, 5.00%, 6/01/35 .......................................        2,000,000         2,051,480
       Maryland Institute College of Art, 5.625%, 6/01/36 ......................................        3,600,000         3,783,636
       Maryland Institute College of Art, 5.00%, 6/01/40 .......................................        6,000,000         6,139,680
       Mercy Medical Center Project, Refunding, FSA Insured, 5.75%, 7/01/26 ....................        1,500,000         1,534,455
       Mercy Medical Center, Refunding, 5.625%, 7/01/31 ........................................        5,500,000         5,705,425
       North Arundel Hospital, Pre-Refunded, 6.50%, 7/01/26 ....................................        1,000,000         1,125,050
       North Arundel Hospital, Pre-Refunded, 6.50%, 7/01/31 ....................................        1,320,000         1,485,066
       Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/27 ..............          655,000           683,237
       Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/34 ..............        5,000,000         5,260,400
       Peninsula Regional Medical Center, 5.00%, 7/01/36 .......................................        7,000,000         7,233,520
       Roland Park Place Project, Refunding, 5.625%, 7/01/18 ...................................        2,500,000         2,510,400
       Roland Park Place Project, Refunding, 5.625%, 7/01/24 ...................................        2,680,000         2,688,790
       Union Hospital Cecil County Issue, 5.00%, 7/01/35 .......................................        3,015,000         3,098,546
       University of Maryland Medical System, Pre-Refunded, 6.75%, 7/01/30 .....................       11,000,000        12,461,240
       Upper Chesapeake Hospitals, Series A, FSA Insured, 5.375%, 1/01/28 ......................        5,000,000         5,189,600
       Upper Chesapeake Hospitals, Series A, FSA Insured, 5.125%, 1/01/33 ......................        7,100,000         7,280,624
    Maryland State Health and Higher Revenue, John Hopkins University, Series A, 5.00%,
     7/01/32 ...................................................................................       29,000,000        30,341,540
    Maryland State Stadium Authority Lease Revenue, Convention Center Expansion,
     AMBAC Insured, 5.875%, 12/15/14 ...........................................................        4,655,000         4,707,601
    Maryland State Stadium Authority Sports Facilities Lease Revenue, AMBAC Insured,
       5.75%, 3/01/22 ..........................................................................        5,000,000         5,061,550
       5.80%, 3/01/26 ..........................................................................        2,045,000         2,070,256
    Maryland State Transportation Authority Lease Revenue, Metrorail Parking Project,
     AMBAC Insured, 5.00%, 7/01/28 .............................................................        3,975,000         4,210,638
    Maryland State Transportation Authority Parking Revenue, AMBAC Insured, 5.00%, 3/01/27 .....        8,000,000         8,372,400
    Maryland State Transportation Authority Transportation Facility Projects Revenue, FSA
     Insured, 5.00%,
       7/01/27 .................................................................................        5,890,000         6,247,641
       7/01/31 .................................................................................        7,455,000         7,870,020
       7/01/32 .................................................................................        7,165,000         7,553,558
       7/01/34 .................................................................................        7,500,000         7,890,600
    Montgomery County GO,
       4.75%, 4/01/22 ..........................................................................        3,000,000         3,153,930
       Consolidated, Public Improvement, Series A, 5.00%, 6/01/24 ..............................        5,000,000         5,374,900
       Pre-Refunded, 4.75%, 2/01/17 ............................................................        5,000,000         5,312,500
    Montgomery County Housing Opportunities Commission MFHR, Series B, FHA Insured,
     6.00%, 7/01/37 ............................................................................        2,500,000         2,558,925


                                                             Annual Report | 121

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MARYLAND (CONTINUED)
    Montgomery County Revenue Authority Golf Course System Revenue, Series A, Pre-Refunded,
     6.125%, 10/01/22 ..........................................................................   $    1,000,000   $     1,035,040
    Morgan State University Maryland and Aux Facilities Fees Revenue, Series A, FGIC Insured,
     5.00%, 7/01/32 ............................................................................        6,450,000         6,763,921
    Prince George's County GO, Consolidated Public Improvement,
       4.40%, 9/15/22 ..........................................................................       10,000,000        10,228,500
       MBIA Insured, 5.00%, 4/15/18 ............................................................        2,100,000         2,184,042
    Prince George's County IDA, Lease Revenue, Upper Marlboro Justice-B, MBIA Insured,
     4.75%, 6/30/30 ............................................................................        4,000,000         4,109,320
    Prince George's County PCR, Potomac Electric Project, Refunding,
       6.00%, 9/01/22 ..........................................................................        1,200,000         1,202,004
       6.375%, 1/15/23 .........................................................................        2,975,000         3,019,565
    St. Mary's College Revenue, Academic Fees and Auxiliary Fees Project, Series A, AMBAC
     Insured, Pre-Refunded, 5.55%, 9/01/30 .....................................................        2,000,000         2,170,580
    Westminster Education Facilities Revenue, Mc Daniel College, 5.50%,
       4/01/27 .................................................................................          425,000           447,712
       4/01/32 .................................................................................        1,500,000         1,577,550
                                                                                                                    ---------------
                                                                                                                        369,854,779
                                                                                                                    ---------------
    U.S. TERRITORIES 12.7%
    PUERTO RICO 11.0%
    Puerto Rico Commonwealth GO, Public Improvement,
       FSA Insured, Pre-Refunded, 5.25%, 7/01/27 ...............................................        1,520,000         1,645,886
       FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ..............................................        4,360,000         4,694,848
       Refunding, FSA Insured, 5.25%, 7/01/27 ..................................................        1,015,000         1,090,394
       Refunding, FSA Insured, 5.125%, 7/01/30 .................................................        2,870,000         3,023,402
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series D, Pre-Refunded, 5.25%, 7/01/38 ..................................................        5,000,000         5,445,150
       Series G, 5.00%, 7/01/33 ................................................................        7,000,000         7,189,630
    Puerto Rico Electric Power Authority Power Revenue,
       Refunding, Series SS, FSA Insured, 5.00%, 7/01/30 .......................................        5,000,000         5,325,650
       Series HH, FSA Insured, 5.25%, 7/01/29 ..................................................       10,780,000        11,583,218
       Series II, 5.25%, 7/01/31 ...............................................................        3,000,000         3,163,830
       Series RR, XLCA Insured, 5.00%, 7/01/30 .................................................        2,000,000         2,122,320
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.25%, 7/01/36 .....................................................          520,000           545,615
       Series D, Pre-Refunded, 5.25%, 7/01/36 ..................................................        1,480,000         1,607,413
                                                                                                                    ---------------
                                                                                                                         47,437,356
                                                                                                                    ---------------
    VIRGIN ISLANDS 1.7%
    Virgin Islands PFAR,
       Gross Receipts Taxes Loan Note, FSA Insured, 5.00%, 10/01/22 ............................        2,000,000         2,142,460
       senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ......................        1,700,000         1,776,738
       senior lien, Refunding, Series A, 5.50%, 10/01/14 .......................................        3,300,000         3,456,387
                                                                                                                    ---------------
                                                                                                                          7,375,585
                                                                                                                    ---------------
    TOTAL U.S. TERRITORIES .....................................................................                         54,812,941
                                                                                                                    ---------------
    TOTAL LONG TERM INVESTMENTS (COST $405,179,776) ............................................                        424,667,720
                                                                                                                    ---------------


122 | Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 0.5%
    BONDS 0.5%
    MARYLAND 0.5%
 b  Baltimore County Revenue, Oak Crest Village Inc. Project, Series A, Weekly VRDN and Put,
     3.20%, 1/01/29 ............................................................................   $      365,000   $       365,000
 b  Maryland State EDC Revenue, U.S. Pharmacopeial Project, Series A, AMBAC Insured,
     Daily VRDN and Put, 3.00%, 7/01/34 ........................................................        1,630,000         1,630,000
                                                                                                                    ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,995,000) .............................................                          1,995,000
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $407,174,776) 99.4% ................................................                        426,662,720
    OTHER ASSETS, LESS LIABILITIES 0.6% ........................................................                          2,457,660
                                                                                                                    ---------------

    NET ASSETS 100.0% ..........................................................................                    $   429,120,380
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 146.

 a    See Note 1(b) regarding securities purchased on a delayed delivery basis.

 b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 123

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                          -------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS A                                                          2006          2005       2004 d          2003         2002
                                                          -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................      $     12.32    $    12.44    $    12.23   $    12.00   $    11.77
                                                          -------------------------------------------------------------------
Income from investment operations:

   Net investment income a .........................             0.53          0.54          0.55         0.58         0.58

   Net realized and unrealized gains (losses) ......            (0.01)        (0.12)         0.21         0.23         0.24
                                                          -------------------------------------------------------------------
Total from investment operations ...................             0.52          0.42          0.76         0.81         0.82
                                                          -------------------------------------------------------------------
Less distributions from net investment income ......            (0.53)        (0.54)        (0.55)       (0.58)       (0.59)
                                                          -------------------------------------------------------------------
Redemption fees ....................................               -- c          -- c          --           --           --
                                                          -------------------------------------------------------------------
Net asset value, end of year .......................      $     12.31    $    12.32    $    12.44   $    12.23   $    12.00
                                                          ===================================================================

Total return b .....................................             4.33%         3.49%         6.38%        6.90%        7.13%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................      $   562,235    $  516,312    $  499,238   $  468,008   $  425,795

Ratios to average net assets:

   Expenses ........................................             0.66%         0.67%         0.67%        0.67%        0.68%

   Net investment income ...........................             4.31%         4.44%         4.50%        4.72%        4.91%

Portfolio turnover rate ............................            15.32%        17.93%        25.04%       18.73%       22.80%

 a    Based on average daily shares outstanding.

 b Total return does not reflect sales commissions or the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


124 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

FRANKLIN MISSOURI TAX-FREE INCOME FUND (CONTINUED)

                                                          -------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS C                                                          2006          2005       2004 d          2003         2002
                                                          -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................      $     12.39    $    12.50    $    12.29   $    12.06   $    11.82
                                                          -------------------------------------------------------------------
Income from investment operations:

   Net investment income a .........................             0.47          0.48          0.48         0.51         0.52

   Net realized and unrealized gains (losses) ......               -- c       (0.12)         0.21         0.23         0.24
                                                          -------------------------------------------------------------------
Total from investment operations ...................             0.47          0.36          0.69         0.74         0.76
                                                          -------------------------------------------------------------------
Less distributions from net investment income ......            (0.47)        (0.47)        (0.48)       (0.51)       (0.52)
                                                          -------------------------------------------------------------------
Redemption fees ....................................               -- c          -- c          --           --           --
                                                          -------------------------------------------------------------------
Net asset value, end of year .......................      $     12.39    $    12.39    $    12.50   $    12.29   $    12.06
                                                          ===================================================================

Total return b .....................................             3.82%         2.98%         5.75%        6.29%        6.61%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................      $    68,807    $   60,418    $   60,208   $   55,608   $   41,013

Ratios to average net assets:

   Expenses ........................................             1.21%         1.22%         1.25%        1.19%        1.23%

   Net investment income ...........................             3.76%         3.89%         3.92%        4.20%        4.36%

Portfolio turnover rate ............................            15.32%        17.93%        25.04%       18.73%       22.80%

 a    Based on average daily shares outstanding.

 b    Total return does not reflect the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


                        Annual Report | See notes to financial statements. | 125

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.6%
    BONDS 98.6%
    MISSOURI 78.7%
    Bi-State Development Agency Revenue, Missouri Illinois Metropolitan District, Metrolink
     Cross County Project, Series B, FSA Insured, 5.00%, 10/01/32 ..............................   $    4,500,000   $     4,716,540
    Boone County IDA Health Care Revenue, Retirement Center Project, GNMA Secured, 5.70%,
     10/20/22 ..................................................................................        1,515,000         1,649,502
    Branson Reorganized School District No. R-4 GO, FSA Insured, 5.00%, 3/01/24 ................        4,500,000         4,798,620
    Camdenton Reorganization School District North III Camdenton County COP, FSA Insured, 5.00%,
     3/01/20 ...................................................................................        4,860,000         5,187,564
    Cape Girardeau County IDA Health Care Facilities Revenue, St. Francis Medical Center,
     Series A, 5.50%,
       6/01/27 .................................................................................        6,350,000         6,742,430
       6/01/32 .................................................................................        5,000,000         5,305,800
    Cape Girardeau County IDA Solid Waste Disposal Revenue, Procter and Gamble Paper Products,
     5.30%, 5/15/28 ............................................................................        6,875,000         7,077,056
    Curators of the University of Missouri System Facilities Revenue, System Facilities,
     Series A, 5.00%, 11/01/26 .................................................................        5,000,000         5,306,550
    Curators University System Facilities Revenue, Series A, 5.00%, 11/01/31 ...................       17,845,000        18,699,419
    Dunklin County COP, FGIC Insured, 5.00%, 12/01/24 ..........................................        1,000,000         1,053,490
    Florissant COP, FGIC Insured, 5.00%, 8/01/22 ...............................................        1,285,000         1,359,967
    Grandview COP, FGIC Insured, 5.00%, 1/01/23 ................................................        2,410,000         2,548,189
    Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, GNMA Secured, 6.10%,
     9/20/26 ...................................................................................        1,745,000         1,793,459
    Hazelwood School District GO, Missouri Direct Deposit Page, Series A, FGIC Insured, 5.00%,
     3/01/24 ...................................................................................        3,000,000         3,199,080
    Hickory County School District R-1 Skyline GO, Direct Deposit Program,
       6.05%, 3/01/20 ..........................................................................          800,000           872,008
       Refunding, 6.05%, 3/01/20 ...............................................................          300,000           326,886
    High Ridge Fire Protection District GO, FSA Insured, Pre-Refunded, 5.375%, 11/01/20 ........        1,000,000         1,032,080
    Howard Bend Levee District Special Tax, Pre-Refunded,
       5.65%, 3/01/13 ..........................................................................        1,000,000         1,068,450
       5.85%, 3/01/19 ..........................................................................        4,000,000         4,296,360
    Jackson County Consolidated School District No. 2 GO, Direct Deposit Program, 5.20%,
     3/01/20 ...................................................................................        2,000,000         2,131,900
    Jackson County Reorganized School District No. 7 Lees Summit GO, Direct Deposit, Refunding
     and Improvement, FSA Insured, 5.00%, 3/01/21 ..............................................        5,700,000         6,120,432
    Jackson County Special Obligation Revenue, MBIA Insured, 5.00%, 12/01/27 ...................        3,105,000         3,254,972
    Jasper County Reorganized School District No. R-7 GO, Direct Deposit Program, 6.00%,
     3/01/20 ...................................................................................        1,025,000         1,115,364
    Jefferson County Conservation Public Water Supply District No. C-1 Waterworks Revenue, AMBAC
     Insured, 5.00%, 12/01/26 ..................................................................        4,500,000         4,664,880
    Jefferson County Consolidated School District No. 006 Lease Participation COP, FSA Insured,
     5.00%, 3/01/25 ............................................................................        1,050,000         1,122,933
    Joplin IDA Health Facilities Revenue, Freeman Health Systems Project,
       5.50%, 2/15/29 ..........................................................................        2,000,000         2,097,240
       5.75%, 2/15/35 ..........................................................................        2,500,000         2,695,950
    Kansas City MAC Revenue, Leasehold Roe Bartle, Refunding, Series A, MBIA Insured, 5.00%,
     4/15/20 ...................................................................................       10,000,000        10,119,800
    Kansas City Sanitary Sewer System Revenue, Series B, MBIA Insured, 5.00%, 1/01/25 ..........        1,120,000         1,194,827
    Kansas City Tax Increment Financing Commerce Tax Increment Revenue, Blue Parkway Town
     Center Project, MBIA Insured, 5.00%, 7/01/27 ..............................................        1,730,000         1,830,046


126 |  Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MISSOURI (CONTINUED)
    Lake of the Ozarks Community Board Corp. Bridge System Revenue,
       Pre-Refunded, 6.25%, 12/01/16 ...........................................................   $    2,000,000   $     2,079,200
       Pre-Refunded, 6.40%, 12/01/25 ...........................................................        5,000,000         5,210,350
       Refunding, 5.25%, 12/01/14 ..............................................................          750,000           759,983
       Refunding, 5.25%, 12/01/26 ..............................................................          800,000           770,768
    Lee's Summit IDAR, John Knox Village Project,
       6.55%, 8/15/10 ..........................................................................        1,000,000         1,017,160
       6.625%, 8/15/13 .........................................................................        2,000,000         2,036,500
       5.70%, 8/15/22 ..........................................................................        1,500,000         1,587,525
    Lee's Summit Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%, 7/01/22 ..............        1,995,000         2,110,012
    Metropolitan St. Louis Sewer District Wastewater Systems Revenue, Series A, MBIA Insured,
     5.00%, 5/01/34 ............................................................................       24,730,000        26,066,162
    Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery Foundation,
     Series A, MBIA Insured, 5.00%, 12/01/30 ...................................................        9,500,000         9,913,250
    Missouri School Board Assn. COP, Pooled Finance Program, Series A-5, BIG Insured, 7.375%,
     3/01/06 ...................................................................................           10,000            10,000
    Missouri School Board Assn. Lease COP, Republic R-3 School District Project, Refunding, FSA
     Insured, 6.00%, 3/01/16 ...................................................................        2,220,000         2,225,683
    Missouri Southern State College Revenue, Auxiliary Enterprise System, MBIA Insured, 5.50%,
     4/01/23 ...................................................................................        1,200,000         1,281,936
    Missouri State Board of Public Buildings State Office Building, Special Obligation,
     Series A, 5.125%, 5/01/26 .................................................................        3,960,000         4,190,274
    Missouri State Development Finance Board Infrastructure Facilities Revenue, Midtown
     Redevelopment Project, Series A, MBIA Insured, 5.75%, 4/01/22 .............................       10,000,000        10,776,900
    Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater
     St. Louis Project, Series A, 5.40%, 9/01/18 ...............................................        7,420,000         7,786,548
    Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and Gamble
     Paper Product, 5.20%, 3/15/29 .............................................................        3,000,000         3,317,490
    Missouri State Environmental Improvement and Energy Resources Authority PCR, National Rural
     Assn., Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13 ........................        2,100,000         2,123,877
    Missouri State Environmental Improvement and Energy Resources Authority Water PCR, State
     Revolving Fund,
       Series A, 7.00%, 10/01/10 ...............................................................          595,000           596,755
       Series A, 6.55%, 7/01/14 ................................................................          890,000           891,549
       Series A, 5.75%, 1/01/16 ................................................................          150,000           151,845
       Series B, 7.125%, 12/01/10 ..............................................................          230,000           230,444
       Series B, 5.80%, 1/01/15 ................................................................          125,000           126,418
       Series B, 6.05%, 7/01/16 ................................................................          485,000           489,593
       Series B, 7.20%, 7/01/16 ................................................................          825,000           834,842
       Series B, 5.50%, 7/01/21 ................................................................          710,000           761,177
       Series B, Pre-Refunded, 5.50%, 7/01/21 ..................................................          730,000           790,597
    Missouri State GO,
       State Water Pollution Control, Series A, 5.00%, 6/01/26 .................................        3,785,000         3,945,862
       Stormwater Control, Series A, 5.00%, 6/01/26 ............................................        1,895,000         1,975,538
    Missouri State HDC,
       MFHR, FHA Insured, 8.50%, 12/01/29 ......................................................           65,000            66,530
       SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 ...........................          180,000           183,978
       SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 ............................................          320,000           327,594


                                                            Annual Report  | 127

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MISSOURI (CONTINUED)
    Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
       Maryville University of St. Louis Project, 6.50%, 6/15/22 ...............................   $    1,750,000   $     1,886,238
       Maryville University of St. Louis Project, 6.75%, 6/15/30 ...............................        4,500,000         4,890,060
       Washington University, Refunding, Series B, 5.00%, 3/01/30 ..............................       14,000,000        14,563,780
       Washington University, Series A, 5.00%, 11/15/37 ........................................        9,150,000         9,413,886
       Washington University, Series B, Pre-Refunded, 6.00%, 3/01/30 ...........................       13,550,000        14,904,593
       Webster University, MBIA Insured, 5.30%, 4/01/27 ........................................        8,000,000         8,507,360
    Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
       Children's Mercy Hospital, 5.30%, 5/15/28 ...............................................       12,420,000        12,724,538
       Freeman Health Systems Project, 5.25%, 2/15/28 ..........................................        2,750,000         2,785,090
       Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.00%, 8/15/21 .....        4,585,000         4,773,994
       Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.25%, 8/15/28 .....        4,900,000         5,155,829
       Lake of the Ozarks General Hospital, 6.25%, 2/15/11 .....................................          410,000           420,599
       Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 ..........................          330,000           338,593
       Lake Regional Health Systems Project, 5.60%, 2/15/25 ....................................        1,250,000         1,313,725
       Lake Regional Health Systems Project, 5.70%, 2/15/34 ....................................        2,750,000         2,902,598
       Lutheran Senior Services, Refunding, 5.875%, 2/01/23 ....................................        1,000,000         1,037,420
       St. Luke's Episcopal, Presbyterian Hospital, FSA Insured, 5.25%, 12/01/26 ...............        8,500,000         9,045,955
    Missouri State Health and Educational Facilities Authority Revenue,
       Senior Living Facilities, Lutheran Senior, Series A, 5.00%, 2/01/25 .....................        1,500,000         1,533,495
       Senior Living Facilities, Lutheran Senior, Series A, 5.375%, 2/01/35 ....................        4,655,000         4,843,574
       Senior Living Facilities, Lutheran, Refunding, Series B, 5.125%, 2/01/22 ................        2,900,000         3,019,973
       Senior Living Facilities, Lutheran, Refunding, Series B, 5.125%, 2/01/27 ................        2,700,000         2,781,351
       Series A, 5.00%, 2/15/33 ................................................................       15,125,000        15,801,087
       SSM Healthcare System, Series A, AMBAC Insured, Pre-Refunded, 5.25%, 6/01/28 ............       16,385,000        17,817,868
    Missouri State Highways and Transportation Commission State Road Revenue, Series A, 5.00%,
       2/01/21 .................................................................................       10,000,000        10,575,400
       2/01/22 .................................................................................        3,000,000         3,167,760
    Missouri State Housing Development Commission Revenue, SF, Homeowner Loan, Series C-1, GNMA
     Secured,
       5.90%, 9/01/25 ..........................................................................        1,485,000         1,532,178
       5.95%, 3/01/28 ..........................................................................        1,050,000         1,083,747
    Monarch-Chesterfield Levee District Revenue, MBIA Insured, 5.75%, 3/01/19 ..................        1,920,000         2,090,458
    North Kansas City Hospital Revenue, North Kansas City Hospital, Series A, FSA Insured,
       5.00%, 11/15/20 .........................................................................        1,000,000         1,057,500
       5.00%, 11/15/21 .........................................................................        1,000,000         1,058,180
       5.00%, 11/15/22 .........................................................................        1,000,000         1,054,800
       5.00%, 11/15/28 .........................................................................        1,965,000         2,055,547
       5.125%, 11/15/33 ........................................................................        2,755,000         2,917,297
    North Kansas City School District No. 74 GO, Refunding and Improvement, Missouri Direct
     Deposit, 5.00%, 3/01/25 ...................................................................        4,500,000         4,763,880
    Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39 .......        1,600,000         1,674,864
    Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
       5.625%, 8/15/18 .........................................................................        3,000,000         2,907,300
       5.70%, 8/15/28 ..........................................................................        5,250,000         4,946,025


128 |  Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MISSOURI (CONTINUED)
    Springfield Public Building Corp. Leasehold Revenue,
       Capital Improvement Program, AMBAC Insured, 5.00%, 3/01/24 ..............................   $    2,600,000   $     2,765,412
       Springfield Recreational, Series B, AMBAC Insured, Pre-Refunded, 6.125%, 6/01/21 ........        3,230,000         3,558,846
       Springfield Recreational, Series B, AMBAC Insured, Pre-Refunded, 6.15%, 6/01/25 .........        3,645,000         4,013,619
    Springfield School District No. R 12 GO, Missouri Direct Deposit Program, 5.85%, 3/01/20 ...        1,500,000         1,623,945
    St. Charles County Public Water Supply District No. 2, COP, Missouri Project, Series A, MBIA
     Insured, 5.25%, 12/01/28 ..................................................................        1,000,000         1,060,890
    St. Louis Airport Revenue,
       Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/26 .....................        5,000,000         5,193,750
       Airport Development Program, Series A, MBIA Insured, Pre-Refunded, 5.25%, 7/01/31 .......       18,835,000        20,347,450
       Capital Improvement Program, Series A, MBIA Insured, 5.00%, 7/01/32 .....................        2,540,000         2,637,434
       Lambert, St. Louis International Airport, Refunding, MBIA Insured, 5.00%, 7/01/20 .......        4,245,000         4,514,727
       Lambert, St. Louis International Airport, Refunding, MBIA Insured, 5.50%, 7/01/29 .......        8,320,000         9,807,949
       Lambert, St. Louis International Airport, Refunding, MBIA Insured, 5.50%, 7/01/30 .......        9,090,000        10,740,380
    St. Louis Board of Education GO, Missouri Direct Deposit Program, Series A, MBIA
     Insured, 5.00%, 4/01/25 ...................................................................        5,630,000         6,025,451
    St. Louis County IDA Health Facilities Revenue, Mary Queen Healthcare, GNMA Secured, 5.375%,
     9/20/31 ...................................................................................        3,310,000         3,515,617
    St. Louis County IDA, MFHR,
       Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31 ................................        1,095,000         1,121,291
       South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%, 4/20/32 ..............        1,250,000         1,291,425
    St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 ...................        1,500,000         1,440,270
    St. Louis IDA Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project,
     5.875%, 11/01/26 ..........................................................................        1,100,000         1,122,638
    St. Louis Municipal Finance Corp. Leasehold Revenue,
       Carnahan Courthouse, Series A, FGIC Insured, 5.125%, 2/15/27 ............................        4,750,000         5,007,212
       City Justice Center, Series A, AMBAC Insured, 6.00%, 2/15/20 ............................        1,000,000         1,100,960
    Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn.,
       5.30%, 5/15/18 ..........................................................................        3,000,000         3,061,560
       5.40%, 5/15/28 ..........................................................................        1,500,000         1,517,265
    Taney County Reorganized School District GO, No. R-V Hollister, Refunding, FSA Insured,
     5.00%, 3/01/20 ............................................................................        1,300,000         1,377,012
    University of Missouri Revenues, System Facilities,
       Pre-Refunded, 5.80%, 11/01/27 ...........................................................        1,000,000         1,047,520
       Refunding, Series B, 5.00%, 11/01/27 ....................................................        7,865,000         8,243,228
    West Plains IDA Hospital Revenue, Ozarks Medical Center, Refunding,
       5.50%, 11/15/12 .........................................................................        1,000,000         1,008,220
       5.60%, 11/15/17 .........................................................................        1,700,000         1,703,774
       5.65%, 11/15/22 .........................................................................        1,500,000         1,483,410
    West Plains Waterworks System Revenue, AMBAC Insured, 5.625%, 3/01/21 ......................        1,250,000         1,338,588
                                                                                                                    ---------------
                                                                                                                        497,034,519
                                                                                                                    ---------------


                                                            Annual Report  | 129

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    U.S. TERRITORIES 19.9%
    PUERTO RICO 19.1%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Pre-Refunded, 6.00%,
     7/01/26 ...................................................................................   $    2,785,000   $     3,054,003
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.375%, 7/01/28 .........................................................................        1,975,000         2,069,267
       5.125%, 7/01/31 .........................................................................        5,000,000         5,163,000
       Pre-Refunded, 5.375%, 7/01/28 ...........................................................        1,025,000         1,116,061
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
     Series Y, 5.50%, 7/01/36 ..................................................................       11,750,000        12,874,122
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series D, Pre-Refunded, 5.375%, 7/01/36 .................................................        2,500,000         2,740,100
       Series G, 5.00%, 7/01/42 ................................................................        2,500,000         2,559,900
       Series K, 5.00%, 7/01/26 ................................................................        6,175,000         6,460,408
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Refunding,
     Series C, AMBAC Insured, 5.50%, 7/01/23 ...................................................        3,500,000         4,127,340
    Puerto Rico Electric Power Authority Power Revenue,
       Series NN, 5.125%, 7/01/29 ..............................................................        3,250,000         3,416,823
       Series II, 5.25%, 7/01/31 ...............................................................       10,000,000        10,546,100
       Series RR, FGIC Insured, 5.00%, 7/01/35 .................................................       19,405,000        20,591,810
    Puerto Rico HFC Revenue, MFM, Portfolio A-I, 7.50%, 4/01/22 ................................           40,000            40,006
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22 ....        2,500,000         2,559,500
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/30 ........        8,000,000         8,512,240
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ....................................................        2,150,000         2,279,172
       Series D, Pre-Refunded, 5.375%, 7/01/33 .................................................        5,885,000         6,432,776
       Series I, 5.375%, 7/01/34 ...............................................................       10,000,000        10,745,200
       Series I, 5.00%, 7/01/36 ................................................................       14,450,000        14,865,437
                                                                                                                    ---------------
                                                                                                                        120,153,265
                                                                                                                    ---------------
    VIRGIN ISLANDS 0.8%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
       5.40%, 10/01/12 .........................................................................        2,500,000         2,620,575
       5.50%, 10/01/22 .........................................................................        2,500,000         2,607,225
                                                                                                                    ---------------
                                                                                                                          5,227,800
                                                                                                                    ---------------
    TOTAL U.S. TERRITORIES .....................................................................                        125,381,065
                                                                                                                    ---------------
    TOTAL LONG TERM INVESTMENTS (COST $589,626,152) ............................................                        622,415,584
                                                                                                                    ---------------


130 |  Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 0.2%
    BONDS 0.2%
    MISSOURI 0.2%
 a  Missouri State Health and Educational Facilities Authority Educational Facilities
     Revenue, Washington University, Series B, Daily VRDN and Put, 2.95%, 2/15/33 ..............   $      710,000   $       710,000
 a  Missouri State Health and Educational Facilities Authority Health Facilities Revenue, SSM
     Health Care Corp., Refunding, Series C-1, FSA Insured, Daily VRDN and Put, 2.95%,
     6/01/19 ...................................................................................          425,000           425,000
                                                                                                                    ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,135,000) .............................................                          1,135,000
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $590,761,152) 98.8% ................................................                        623,550,584
    OTHER ASSETS, LESS LIABILITIES 1.2% ........................................................                          7,491,716
                                                                                                                    ---------------

    NET ASSETS 100.0% ..........................................................................                    $   631,042,300
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 146.

 a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                       Annual Report | See notes to financial statements.  | 131

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                     ----------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
CLASS A                                                   2006          2005       2004 d         2003         2002
                                                     ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................  $   12.37     $   12.42     $   12.24   $   11.96    $   11.78
                                                     ----------------------------------------------------------------
Income from investment operations:

   Net investment income a ........................       0.53          0.54          0.55        0.56         0.58
   Net realized and unrealized gains (losses) .....      (0.06)        (0.05)         0.18        0.28         0.19
                                                     ----------------------------------------------------------------
Total from investment operations ..................       0.47          0.49          0.73        0.84         0.77
                                                     ----------------------------------------------------------------
Less distributions from net investment income .....      (0.53)        (0.54)        (0.55)      (0.56)       (0.59)
                                                     ----------------------------------------------------------------
Redemption fees ...................................         -- c          -- c          --          --           --
                                                     ----------------------------------------------------------------
Net asset value, end of year ......................  $   12.31     $   12.37     $   12.42   $   12.24    $   11.96
                                                     ================================================================

Total return b ....................................       3.86%         4.11%         6.10%       7.23%        6.74%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................  $ 509,309     $ 428,204     $ 413,438   $ 418,196    $ 388,400

Ratios to average net assets:

   Expenses .......................................       0.66%         0.67%         0.67%       0.66%        0.69%

   Net investment income ..........................       4.27%         4.42%         4.49%       4.65%        4.89%

Portfolio turnover rate ...........................       5.01%         8.15%         7.67%       7.69%       10.85%

 a    Based on average daily shares outstanding.

 b Total return does not reflect sales commissions or the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


132 |  See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND (CONTINUED)

                                                     ----------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
CLASS C                                                   2006          2005       2004 d         2003         2002
                                                     ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................  $   12.48     $   12.54     $   12.35   $   12.05    $   11.87
                                                     ----------------------------------------------------------------
Income from investment operations:

   Net investment income a ........................       0.46          0.47          0.48        0.50         0.52

   Net realized and unrealized gains (losses) .....      (0.04)        (0.06)         0.19        0.30         0.19
                                                     ----------------------------------------------------------------
Total from investment operations ..................       0.42          0.41          0.67        0.80         0.71
                                                     ----------------------------------------------------------------
Less distributions from net investment income .....      (0.46)        (0.47)        (0.48)      (0.50)       (0.53)
                                                     ----------------------------------------------------------------
Redemption fees ...................................         -- c          -- c          --          --           --
                                                     ----------------------------------------------------------------
Net asset value, end of year ......................  $   12.44     $   12.48     $   12.54   $   12.35    $   12.05
                                                     ================================================================

Total return b ....................................       3.42%         3.41%         5.52%       6.76%        6.09%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................  $  99,649     $  83,343     $  82,420   $  76,400    $  57,881

Ratios to average net assets:

   Expenses .......................................       1.21%         1.22%         1.25%       1.19%        1.24%

   Net investment income ..........................       3.72%         3.87%         3.91%       4.12%        4.34%

Portfolio turnover rate ...........................       5.01%         8.15%         7.67%       7.69%       10.85%

 a    Based on average daily shares outstanding.

 b    Total return does not reflect the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


                        Annual Report | See notes to financial statements. | 133

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 97.7%
    BONDS 97.7%
    NORTH CAROLINA 79.4%
    Appalachian State University Revenue,
       Refunding, MBIA Insured, 5.00%, 7/15/30 .................................................   $    2,000,000   $     2,119,580
       Teachers College Utility System, Refunding, MBIA Insured, 5.00%, 5/15/24 ................        3,000,000         3,113,580
    Asheville Water System Revenue,
       FGIC Insured, Pre-Refunded, 5.70%, 8/01/25 ..............................................        4,000,000         4,118,440
       FSA Insured, Pre-Refunded, 5.00%, 8/01/25 ...............................................        1,000,000         1,069,260
    Broad River Water Authority Water System Revenue, MBIA Insured, Pre-Refunded,
     5.375%, 6/01/26 ...........................................................................        1,000,000         1,081,110
    Brunswick County Enterprise System Revenue, Series A, FSA Insured, 5.00%,
       4/01/27 .................................................................................        1,500,000         1,587,750
       4/01/28 .................................................................................        1,750,000         1,846,232
    Buncombe County Metropolitan Sewer District Sewer System Revenue, FSA Insured, Pre-Refunded,
     5.00%, 7/01/29 ............................................................................        5,000,000         5,284,450
    Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 ........        5,115,000         5,345,891
    Charlotte Airport Revenue,
       Series A, MBIA Insured, 5.00%, 7/01/29 ..................................................        7,710,000         8,106,063
       Series A, MBIA Insured, 5.00%, 7/01/34 ..................................................        9,130,000         9,546,876
       Series B, MBIA Insured, 6.00%, 7/01/24 ..................................................        4,000,000         4,335,160
       Series B, MBIA Insured, 6.00%, 7/01/28 ..................................................        6,300,000         6,809,292
    Charlotte COP,
       Convention Facility Project, Pre-Refunded, 5.625%, 12/01/25 .............................        7,230,000         7,950,469
       Governmental Facilities Projects, Series G, 5.00%, 6/01/28 ..............................        3,000,000         3,138,840
       Transit Projects, Phase II, Series E, 5.00%, 6/01/35 ....................................       15,000,000        15,676,500
    Charlotte GO, Series C, 5.00%, 7/01/27 .....................................................        2,010,000         2,121,274
    Charlotte Storm Water Fee Revenue, Refunding, 5.00%, 6/01/25 ...............................        1,000,000         1,058,430
    Charlotte Water and Sewer GO, Pre-Refunded, 5.00%, 2/01/21 .................................        4,000,000         4,190,800
    Charlotte Water and Sewer System Revenue,
       5.125%, 6/01/26 .........................................................................        6,000,000         6,347,340
       Pre-Refunded, 5.25%, 6/01/24 ............................................................        3,000,000         3,190,140
       Pre-Refunded, 5.25%, 6/01/25 ............................................................        3,950,000         4,251,069
    Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas Healthcare
     System, Refunding, Series A,
       5.125%, 1/15/22 .........................................................................        8,000,000         8,246,080
       5.00%, 1/15/31 ..........................................................................        5,000,000         5,142,950
    Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue, International
     Paper Co. Project, Refunding, Series A, 5.80%, 12/01/16 ...................................        1,450,000         1,508,754
    Concord COP, Series B, MBIA Insured, Pre-Refunded,
       5.75%, 6/01/16 ..........................................................................        1,475,000         1,513,040
       6.125%, 6/01/21 .........................................................................        2,180,000         2,238,184
    Cumberland County COP, Civic Center Project, Refunding, AMBAC Insured, 5.00%, 12/01/18 .....        3,000,000         3,126,240
    Cumberland County Finance Corp. Installment Payment Revenue, Detention Center and Mental
     Health, FSA Insured, Pre-Refunded, 5.625%, 6/01/24 ........................................        5,000,000         5,484,650
    Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc.,
     Refunding, 5.25%, 10/01/29 ................................................................        5,250,000         5,400,570


134 | Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    Dare County COP,
       AMBAC Insured, 5.125%, 6/01/21 ..........................................................   $      650,000   $       701,233
       AMBAC Insured, 5.00%, 6/01/23 ...........................................................        3,000,000         3,179,280
       AMBAC Insured, 5.00%, 6/01/29 ...........................................................        5,295,000         5,579,712
       FGIC Insured, 5.00%, 6/01/23 ............................................................        2,655,000         2,843,478
    Durham County Enterprise System Revenue, MBIA Insured, 5.00%, 6/01/23 ......................        1,670,000         1,776,195
    Durham County GO, Public Improvement, 5.00%, 6/01/22 .......................................        2,000,000         2,126,460
    Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 .........................................        1,250,000         1,302,862
    Gastonia Combined Utilities System Revenue,
       FSA Insured, 5.00%, 5/01/25 .............................................................        1,000,000         1,046,640
       MBIA Insured, Pre-Refunded, 5.625%, 5/01/19 .............................................        1,000,000         1,091,040
    Greensboro Enterprise System Revenue, Series A, 5.125%,
       6/01/21 .................................................................................          390,000           415,623
       6/01/22 .................................................................................          350,000           372,481
    Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 ........        1,320,000         1,324,105
    Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,
       5.45%, 11/01/33 .........................................................................        4,000,000         4,055,480
       Refunding, 6.45%, 11/01/29 ..............................................................        3,900,000         4,143,477
    Harnett County COP, FSA Insured, 5.125%, 12/01/23 ..........................................        1,000,000         1,078,440
    Haywood County Industrial Facilities and PCFA, Environmental Improvement Revenue,
     Champion International Corp. Project, 6.25%, 9/01/25 ......................................        2,000,000         2,035,880
    Henderson County COP, Henderson County School Project, AMBAC Insured, 5.00%, 3/01/21 .......        1,000,000         1,059,130
    High Point Combined Enterprise System Revenue, FGIC Insured, 5.00%, 11/01/31 ...............       11,000,000        11,640,970
    Mecklenburg County GO, Public Improvement, Series B, 4.70%, 2/01/20 ........................        3,000,000         3,114,270
    New Hanover County COP, New Hanover County Projects, AMBAC Insured, 5.00%, 12/01/22 ........        5,000,000         5,317,700
    North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,
       Johnson and Wales University Project, Series A, XLCA Insured, 5.00%, 4/01/33 ............        3,000,000         3,123,150
       Meredith College, AMBAC Insured, 4.875%, 6/01/24 ........................................        1,000,000         1,035,350
    North Carolina Eastern Municipal Power Agency Power System Revenue,
       Refunding, Series A, 6.50%, 1/01/18 .....................................................        3,000,000         3,569,760
       Refunding, Series A, 5.75%, 1/01/26 .....................................................       10,000,000        10,569,900
       Refunding, Series A, AMBAC Insured, 5.00%, 1/01/21 ......................................       11,555,000        12,378,987
       Series B, MBIA Insured, Pre-Refunded, 5.875%, 1/01/21 ...................................        5,000,000         5,198,400
       Series D, 6.75%, 1/01/26 ................................................................        5,000,000         5,533,650
    North Carolina Educational Facilities Finance Agency Revenue, Duke University Project,
     Series A, 5.25%, 7/01/42 ..................................................................       10,000,000        10,597,700
    North Carolina HFA, SFR,
       Series AA, 6.25%, 3/01/17 ...............................................................          335,000           338,987
       Series X, 6.65%, 9/01/19 ................................................................           45,000            45,207
    North Carolina HFAR,
       MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 .......................        1,995,000         2,036,715
       MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ..................................        2,435,000         2,460,178
       MF, Refunding, Series J, 5.45%, 7/01/17 .................................................        1,840,000         1,893,452
       Refunding, Series F, 6.70%, 1/01/27 .....................................................        2,210,000         2,221,359
       SF, Refunding, Series DD, 6.20%, 9/01/27 ................................................        1,110,000         1,120,301
       SF, Series JJ, 6.45%, 9/01/27 ...........................................................        1,815,000         1,865,003
       SFR, Series RR, 5.85%, 9/01/28 ..........................................................        2,455,000         2,499,386


                                                             Annual Report | 135

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    North Carolina Medical Care Commission Health Care Facilities Revenue,
       Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/18 ...............   $    1,000,000   $     1,039,000
       Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/24 ...............        5,500,000         5,674,735
       Refunding, FGIC Insured, 5.00%, 1/01/33 .................................................       15,605,000        16,329,384
       Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/19 .....................          630,000           665,879
       Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/29 .....................        1,220,000         1,283,928
       Wakemed Project, AMBAC Insured, 5.00%, 10/01/32 .........................................        4,205,000         4,369,500
    North Carolina Medical Care Commission Health System Revenue, Catholic Health East Project,
     Series C, AMBAC Insured, 5.00%, 11/15/18 ..................................................        2,500,000         2,607,250
    North Carolina Medical Care Commission Hospital Revenue,
       Annie Penn Memorial Hospital Project, ETM, 5.25%, 1/01/12 ...............................        1,940,000         2,023,051
       Annie Penn Memorial Hospital Project, Pre-Refunded, 5.375%, 1/01/22 .....................        1,920,000         2,123,462
       Halifax Regional Medical Center Project, 5.00%, 8/15/24 .................................        1,800,000         1,577,052
       Mission St. Joseph's Health System Project, MBIA Insured, 5.125%, 10/01/28 ..............        5,000,000         5,165,400
       Northeast Medical Center, AMBAC Insured, 5.50%, 11/01/30 ................................        1,580,000         1,681,815
       Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ...................................        2,780,000         2,881,387
       Southeastern Regional Medical Center, 6.25%, 6/01/29 ....................................        4,000,000         4,245,560
       Southeastern Regional Medical Center, 5.375%, 6/01/32 ...................................        3,500,000         3,652,110
       Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 ................        1,090,000         1,107,157
       Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 .....................       10,825,000        11,283,980
       Wilson Memorial Hospital Project, Refunding, AMBAC Insured, 5.625%, 11/01/18 ............        5,000,000         5,155,850
    North Carolina Medical Care Commission Revenue,
       FHA Insured Betsy Johnson Project, FSA Insured, 5.125%, 10/01/32 ........................        4,500,000         4,764,645
       Morehead Memorial Hospital, FSA Insured, 5.00%, 11/01/26 ................................        7,110,000         7,505,245
       Morehead Memorial Hospital, FSA Insured, 5.00%, 11/01/30 ................................        5,650,000         5,937,811
       Rowan Regional Medical Center, FSA Insured, 5.00%, 9/01/33 ..............................        5,900,000         6,186,976
    North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Series A, MBIA
     Insured,
       5.25%, 1/01/19 ..........................................................................        5,000,000         5,404,050
       5.00%, 1/01/20 ..........................................................................        2,000,000         2,074,540
    North Carolina State COP, Western Carolina University Housing Project, AMBAC Insured,
     5.00%, 6/01/33 ............................................................................        1,500,000         1,572,285
    North Carolina State Education Assistance Authority Revenue, Guaranteed, Student Loan,
     sub. lien, Series C, 6.35%, 7/01/16 .......................................................        4,500,000         4,616,055
    Pasquotank County COP, MBIA Insured, 5.00%, 6/01/25 ........................................        1,400,000         1,469,314
    Piedmont Triad Airport Authority Airport Revenue, Series A, FSA Insured, Pre-Refunded,
     6.00%, 7/01/24 ............................................................................        5,745,000         6,250,905
    Pitt County COP,
       MBIA Insured, Pre-Refunded, 5.85%, 4/01/17 ..............................................        5,055,000         5,283,941
       School Facilities Project, Series A, FSA Insured, 5.25%, 4/01/25 ........................        1,670,000         1,777,548
       School Facilities Project, Series B, AMBAC Insured, 5.00%, 4/01/29 ......................        2,500,000         2,635,725
       School Facilities Project, Series B, FSA Insured, 5.50%, 4/01/25 ........................        1,000,000         1,067,510
    Raleigh Combined Enterprise System Revenue, 5.00%, 3/01/31 .................................       10,360,000        10,917,886
    Raleigh COP, Downtown Improvement Projects, Series A, 5.00%, 2/01/29 .......................        6,070,000         6,418,418
    Raleigh Durham Airport Authority Airport Revenue, Series A,
       AMBAC Insured, 5.00%, 5/01/30 ...........................................................        5,000,000         5,281,850
       FGIC Insured, 5.00%, 11/01/25 ...........................................................        6,480,000         6,772,831
       FGIC Insured, 5.00%, 11/01/31 ...........................................................        8,000,000         8,330,560


136 | Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    Randolph County COP, FSA Insured, Pre-Refunded, 5.75%, 6/01/22 .............................   $    5,500,000   $     5,932,300
    Robeson County Industrial Facilities and PCFA Revenue, Campbell Soup Co. Project, Refunding,
     6.40%, 12/01/06 ...........................................................................        1,750,000         1,787,380
    University of North Carolina Ashville Revenue, Refunding, Series A, AMBAC Insured,
     5.00%, 6/01/27 ............................................................................        1,200,000         1,257,552
    University of North Carolina Greensboro Revenue,
       Housing and Dining System, Series G, MBIA Insured, Pre-Refunded, 6.00%, 4/01/26 .........        2,040,000         2,251,528
       Series A, FSA Insured, 5.00%, 4/01/26 ...................................................        4,940,000         5,204,043
    University of North Carolina System Pool Revenue,
       AMBAC Insured, 5.00%, 4/01/29 ...........................................................        2,500,000         2,630,475
       Series A, AMBAC Insured, 5.00%, 4/01/27 .................................................        2,100,000         2,211,657
    University of North Carolina University Revenues,
       5.00%, 12/01/28 .........................................................................        1,000,000         1,055,740
       General, Refunding, Series A, 5.00%, 12/01/34 ...........................................        6,000,000         6,360,540
       Series A, 5.00%, 12/01/25 ...............................................................        4,000,000         4,204,680
    Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co. Project,
     Refunding, 5.375%, 2/01/17 ................................................................        8,000,000         8,506,560
    Wilkes County COP, Public Improvements Project, FSA Insured, 5.375%, 12/01/20 ..............        1,000,000         1,083,340
    Wilmington COP,
       AMBAC Insured, 5.00%, 9/01/29 ...........................................................        1,000,000         1,058,860
       Refunding, Series A, AMBAC Insured, 5.00%, 6/01/32 ......................................        5,310,000         5,590,740
    Wilmington Water and Sewer System Revenue, Refunding, FSA Insured, 5.00%, 6/01/34 ..........        8,565,000         9,037,874
    Winston-Salem Water and Sewer System Revenue, Pre-Refunded, 5.125%, 6/01/20 ................        2,500,000         2,703,825
                                                                                                                    ---------------
                                                                                                                        483,652,644
                                                                                                                    ---------------
    U.S. TERRITORIES 18.3%
    PUERTO RICO 17.7%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
     5.50%, 5/15/39 ............................................................................        7,000,000         7,229,250
    Puerto Rico Commonwealth GO, Public Improvement,
       FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ..............................................        4,805,000         5,174,024
       Refunding, FSA Insured, 5.125%, 7/01/30 .................................................        3,445,000         3,629,135
       Series A, 5.375%, 7/01/28 ...............................................................        4,925,000         5,160,070
       Series A, 5.125%, 7/01/31 ...............................................................        3,265,000         3,371,439
       Series A, Pre-Refunded, 5.00%, 7/01/27 ..................................................        5,000,000         5,389,800
       Series A, Pre-Refunded, 5.375%, 7/01/28 .................................................        2,405,000         2,618,660
       Series A, Pre-Refunded, 5.125%, 7/01/31 .................................................        1,000,000         1,076,800
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ........................................        5,000,000         5,225,600
       Refunding, Series H, 5.00%, 7/01/35 .....................................................        4,280,000         4,393,249
       Series A, MBIA Insured, 5.00%, 7/01/38 ..................................................        2,000,000         2,056,760
       Series D, Pre-Refunded, 5.375%, 7/01/36 .................................................        5,000,000         5,480,200
       Series D, Pre-Refunded, 5.25%, 7/01/38 ..................................................        3,000,000         3,267,090
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
     AMBAC Insured, Pre-Refunded, 5.00%, 7/01/28 ...............................................        9,000,000         9,342,180
    Puerto Rico Electric Power Authority Power Revenue,
       Series II, 5.25%, 7/01/31 ...............................................................        6,000,000         6,327,660


                                                             Annual Report | 137

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Electric Power Authority Power Revenue, (continued)
       Series NN, MBIA Insured, 5.00%, 7/01/32 .................................................   $    5,000,000   $     5,249,750
       Series RR, FGIC Insured, 5.00%, 7/01/35 .................................................        8,500,000         9,019,860
       Series RR, XLCA Insured, 5.00%, 7/01/30 .................................................        1,000,000         1,061,160
    Puerto Rico HFC Revenue, MFM, Portfolio A-I, 7.50%, 4/01/22 ................................           60,000            60,009
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/30 ........        6,635,000         7,059,839
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ....................................................        1,790,000         1,897,543
       Series D, Pre-Refunded, 5.375%, 7/01/33 .................................................        5,210,000         5,694,947
       Series I, 5.00%, 7/01/36 ................................................................        2,405,000         2,474,144
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
     Pre-Refunded, 5.70%, 8/01/25 ..............................................................        5,000,000         5,392,950
                                                                                                                    ---------------
                                                                                                                        107,652,119
                                                                                                                    ---------------
    VIRGIN ISLANDS 0.6%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
       5.50%, 10/01/18 .........................................................................        2,000,000         2,090,280
       5.625%, 10/01/25 ........................................................................        1,575,000         1,643,386
                                                                                                                    ---------------
                                                                                                                          3,733,666
                                                                                                                    ---------------
    TOTAL U.S. TERRITORIES .....................................................................                        111,385,785
                                                                                                                    ---------------
    TOTAL LONG TERM INVESTMENTS (COST $565,832,125) ............................................                        595,038,429
                                                                                                                    ---------------
    SHORT TERM INVESTMENTS 0.6%
    BONDS 0.6%
    NORTH CAROLINA 0.3%
 a  North Carolina Medical Care Commission Hospital Revenue, Angel Medical Center Inc. Project,
     Weekly VRDN and Put, 3.20%, 10/01/16 ......................................................        1,000,000         1,000,000
 a  North Carolina State GO, Refunding, Series B, Weekly VRDN and Put, 3.12%, 6/01/19 ..........          470,000           470,000
                                                                                                                    ---------------
                                                                                                                          1,470,000
                                                                                                                    ---------------
    U.S. TERRITORIES 0.3%
    PUERTO RICO 0.3%
 a  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 3.15%, 7/01/28 ..............................        1,800,000         1,800,000
                                                                                                                    ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $3,270,000) .............................................                          3,270,000
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $569,102,125) 98.3% ................................................                        598,308,429
    OTHER ASSETS, LESS LIABILITIES 1.7% ........................................................                         10,649,714
                                                                                                                    ---------------

    NET ASSETS 100.0% ..........................................................................                    $   608,958,143
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 146.

 a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


138 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                  -----------------------------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28,
CLASS A                                                  2006            2005         2004 d             2003            2002
                                                  -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $     11.91     $     11.94     $     11.64     $     11.52     $     11.45
                                                  -----------------------------------------------------------------------------

Income from investment operations:

   Net investment income a .....................         0.51            0.52            0.52            0.54            0.56

   Net realized and unrealized gains (losses) ..        (0.06)          (0.04)           0.30            0.12            0.08
                                                  -----------------------------------------------------------------------------
Total from investment operations ...............         0.45            0.48            0.82            0.66            0.64
                                                  -----------------------------------------------------------------------------
Less distributions from net investment income ..        (0.51)          (0.51)          (0.52)          (0.54)          (0.57)
                                                  -----------------------------------------------------------------------------
Redemption fees ................................           -- c            -- c            --              --              --
                                                  -----------------------------------------------------------------------------
Net asset value, end of year ...................  $     11.85     $     11.91     $     11.94     $     11.64     $     11.52
                                                  =============================================================================

Total return b .................................         3.88%           4.18%           7.20%           5.90%           5.73%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $   473,956     $   438,871     $   441,916     $   426,371     $   395,579

Ratios to average net assets:

   Expenses ....................................         0.67%           0.67%           0.68%           0.68%           0.69%

   Net investment income .......................         4.27%           4.42%           4.44%           4.67%           4.88%

Portfolio turnover rate ........................         5.80%           5.85%           7.01%          12.94%          15.36%

 a    Based on average daily shares outstanding.

 b Total return does not reflect sales commissions or the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


                        Annual Report | See notes to financial statements. | 139

FRANKLIN TAX-FREE TRUST

FRANKLIN VIRGINIA TAX-FREE INCOME FUND (CONTINUED)

                                                  -----------------------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
CLASS C                                                  2006            2005         2004 d             2003            2002
                                                  -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $     12.02     $     12.04     $     11.74     $     11.62     $     11.53
                                                  -----------------------------------------------------------------------------

Income from investment operations:

   Net investment income a .....................         0.45            0.46            0.45            0.48            0.50

   Net realized and unrealized gains (losses) ..        (0.06)          (0.03)           0.30            0.12            0.09
                                                  -----------------------------------------------------------------------------
Total from investment operations ...............         0.39            0.43            0.75            0.60            0.59
                                                  -----------------------------------------------------------------------------
Less distributions from net investment income ..        (0.45)          (0.45)          (0.45)          (0.48)          (0.50)
                                                  -----------------------------------------------------------------------------
Redemption fees ................................           -- c            -- c            --              --              --
                                                  -----------------------------------------------------------------------------
Net asset value, end of year ...................  $     11.96     $     12.02     $     12.04     $     11.74     $     11.62
                                                  =============================================================================

Total return b .................................         3.27%           3.66%           6.54%           5.28%           5.28%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $    51,461     $    43,661     $    43,009     $    41,802     $    33,992

Ratios to average net assets:

   Expenses ....................................         1.22%           1.22%           1.25%           1.21%           1.24%

   Net investment income .......................         3.72%           3.87%           3.87%           4.14%           4.34%

Portfolio turnover rate ........................         5.80%           5.85%           7.01%          12.94%          15.36%

 a    Based on average daily shares outstanding.

 b    Total return does not reflect the contingent deferred sales charge.

 c    Amount is less than $0.01 per share.

 d    For the year ended February 29.


140 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.4%
    BONDS 98.4%
    VIRGINIA 77.5%
    Abingdon IDA Hospital Facilities Revenue, Johnston Memorial Hospital, Refunding, 5.375%,
     7/01/28 ...................................................................................   $    5,000,000   $     5,160,050
    Alexandria IDA Educational Facilities Revenue, Episcopal High School, Pre-Refunded, 5.875%,
     1/01/29 ...................................................................................        2,500,000         2,681,750
    Arlington County GO, Public Improvements, 5.00%, 2/01/22 ...................................        2,060,000         2,183,003
    Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,
       6.30%, 12/01/25 .........................................................................        2,000,000         2,057,300
       Series A, 6.55%, 12/01/25 ...............................................................        5,000,000         5,184,850
    Bristol Utility System Revenue, ETM, 5.00%, 7/15/21 ........................................        1,245,000         1,333,607
    Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34 ..........................        1,000,000         1,061,210
    Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
       7/15/19 .................................................................................        3,250,000         3,455,757
       7/15/32 .................................................................................        8,000,000         8,418,400
    Dinwiddie County IDA Lease Revenue, Refunding, Series B, MBIA Insured, 5.00%,
       2/15/30 .................................................................................        1,410,000         1,477,765
       2/15/34 .................................................................................        3,155,000         3,297,985
    Fairfax County EDA Revenue, National Wildlife Federation, MBIA Insured, 5.375%, 9/01/29 ....        8,000,000         8,486,880
    Fairfax County EDA Transportation Contract Revenue, Route 28 Project, MBIA Insured, 5.00%,
     4/01/33 ...................................................................................        4,500,000         4,738,005
    Fairfax County IDAR, Health Care, Inova Health System Project,
       Pre-Refunded, 6.00%, 8/15/26 ............................................................        5,000,000         5,158,200
       Refunding, Series A, 5.00%, 8/15/18 .....................................................        2,100,000         2,162,013
       Refunding, Series A, 5.00%, 8/15/25 .....................................................        5,000,000         5,091,700
    Fairfax County Redevelopment and Housing Authority MFHR,
       Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27 ...................................        4,700,000         4,771,581
       Paul Spring Center, Refunding, Series A, FHA Insured, 5.90%, 6/15/17 ....................        1,000,000         1,039,390
       Paul Spring Center, Refunding, Series A, FHA Insured, 6.00%, 12/15/28 ...................        1,000,000         1,038,810
    Fairfax County Sewer Revenue, MBIA Insured, Pre-Refunded, 5.875%, 7/15/28 ..................        5,000,000         5,145,900
    Fairfax County Water Authority Water Revenue,
       Pre-Refunded, 5.00%, 4/01/27 ............................................................        2,830,000         3,041,288
       Refunding, 5.00%, 4/01/27 ...............................................................       11,420,000        12,042,961
    Fredericksburg IDA Hospital Facilities Revenue, Medicorp Health System Obligation,
     Refunding, AMBAC Insured, 5.25%, 6/15/23 ..................................................       10,000,000        10,360,900
    Front Royal and Warren County IDA Lease Revenue, School and Capital Improvement, Series
     B, FSA Insured, 5.00%,
       4/01/29 .................................................................................        7,115,000         7,481,351
       4/01/35 .................................................................................        6,000,000         6,296,400
    Gloucester County IDA Lease Revenue, Courthouse Project, MBIA Insured, 5.50%, 11/01/30 .....        1,715,000         1,833,798
    Greater Richmond Convention Center Authority Hotel Tax Revenue,
       Convention Center Expansion Project, Pre-Refunded, 6.125%, 6/15/29 ......................        8,000,000         8,890,320
       Convention Center Expansion Project, Pre-Refunded, 6.25%, 6/15/32 .......................        8,175,000         9,125,098
       Refunding, MBIA Insured, 5.00%, 6/15/30 .................................................        8,000,000         8,436,960
    Hampton Convention Center Revenue, Refunding, AMBAC Insured,
       5.25%, 1/15/23 ..........................................................................        3,000,000         3,217,500
       5.125%, 1/15/28 .........................................................................        2,605,000         2,758,461
       5.00%, 1/15/35 ..........................................................................        2,000,000         2,086,000


                                                             Annual Report | 141

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    VIRGINIA (CONTINUED)
    Hampton Redevelopment and Housing Authority Senior Living Assn. Revenue, Refunding,
     Series A, GNMA Secured, 6.00%, 1/20/26 ....................................................   $    1,060,000   $     1,097,058
    Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A, MBIA Insured,
     5.00%, 7/01/28 ............................................................................       10,000,000        10,186,200
    Harrisonburg GO, FSA Insured, 5.75%, 12/01/29 ..............................................        1,000,000         1,099,670
    Henry County IDA Hospital Revenue, Memorial Hospital of Martinsville and Henry,
     Pre-Refunded, 6.00%, 1/01/27 ..............................................................        1,250,000         1,288,188
    Isle Wight County IDA Environmental Improvement Revenue, International Paper Co. Project,
     Series A, 6.60%, 5/01/24 ..................................................................        2,000,000         2,165,520
    Isle Wight County IDAR, International Paper Co. Project, Series A, 5.85%, 1/01/18 ..........        4,155,000         4,378,539
    King George County IDA Lease Revenue, FSA Insured, 5.00%, 3/01/32 ..........................        3,595,000         3,776,116
    Leesburg Utilities System Revenue, MBIA Insured, Pre-Refunded, 5.125%, 7/01/22 .............        3,000,000         3,123,060
    Loudoun County IDA Hospital Revenue, Loudoun Hospital Center, Series A, Pre-Refunded,
     6.10%, 6/01/32 ............................................................................        1,500,000         1,705,515
    Loudoun County Sanitation Authority Water and Sewer Revenue,
       FGIC Insured, Pre-Refunded, 5.125%, 1/01/26 .............................................        3,795,000         3,922,588
       FGIC Insured, Pre-Refunded, 5.125%, 1/01/30 .............................................        5,250,000         5,426,505
       Series 96, FGIC Insured, Pre-Refunded, 5.25%, 1/01/26 ...................................        6,500,000         6,725,095
       Series 96, FGIC Insured, Pre-Refunded, 5.25%, 1/01/30 ...................................        1,000,000         1,034,630
    Lynchburg IDA Healthcare Facilities Revenue, Centra Health, Pre-Refunded, 5.20%, 1/01/28 ...        8,000,000         8,317,760
    Lynchburg Redevelopment and Housing Authority Revenue, Walden Pond III, Refunding, Series
     A, GNMA Secured, 6.20%, 7/20/27 ...........................................................        1,000,000         1,027,780
    Middle River Regional Jail Authority Jail Facility Revenue, MBIA Insured, 5.00%, 5/15/28 ...        1,000,000         1,060,470
    Middlesex County IDA Lease Revenue, School Facilities Project, MBIA Insured, Pre-Refunded,
       5.875%, 8/01/21 .........................................................................        1,420,000         1,554,659
       6.10%, 8/01/26 ..........................................................................        1,725,000         1,900,967
    Montgomery County IDA Lease Revenue, Series B, AMBAC Insured, Pre-Refunded, 5.50%,
     1/15/22 ...................................................................................        1,000,000         1,095,300
    Newport News EDA, EDR, Series A, 5.00%, 1/15/31 ............................................        5,000,000         5,299,400
    Newport News IDA Mortgage Revenue, Mennowood Communities Inc., Series A, GNMA Secured,
     6.25%, 8/01/36 ............................................................................        2,950,000         3,053,958
    Newport News Redevelopment and Housing Authority Revenue, Refunding, Series A, GNMA
     Secured, 5.85%, 12/20/30 ..................................................................        4,060,000         4,213,955
    Norfolk Airport Authority Revenue, Series B, FGIC Insured, 5.125%, 7/01/31 .................        1,440,000         1,483,502
    Norfolk GO, Capital Improvements, Refunding, Series B, FSA Insured, 5.00%, 7/01/22 .........        1,720,000         1,815,219
    Norfolk IDAR, Health Care, Bon Secours Health, Series B, MBIA Insured, Pre-Refunded,
     5.25%, 8/15/26 ............................................................................        3,000,000         3,136,260
    Norfolk Parking System Revenue,
       MBIA Insured, Pre-Refunded, 5.55%, 2/01/27 ..............................................        2,000,000         2,077,540
       Refunding, Series A, MBIA Insured, 5.00%, 2/01/27 .......................................        1,940,000         2,049,882
    Norfolk Water Revenue, MBIA Insured, 5.90%, 11/01/25 .......................................        5,000,000         5,118,200
    Northwestern Regional Jail Authority Jail Facilities Revenue, MBIA Insured, 5.00%,
     7/01/33 ...................................................................................        4,350,000         4,595,383
    Orange County IDAR, Public Facility, Orange County Project, AMBAC Insured, 5.00%, 2/01/34 ..        1,000,000         1,047,140
    Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial Hospital
     Project, Refunding, FHA Insured, 8.70%, 8/01/23 ...........................................           50,000            58,748
    Port Authority Commonwealth Port Fidelity Revenue, MBIA Insured, 4.75%, 7/01/28 ............        1,500,000         1,532,805


142 | Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    VIRGINIA (CONTINUED)
    Powhatan Co. EDA Lease Revenue, Virginia Capital Projects, AMBAC Insured, 5.25%, 7/15/33 ...   $    1,000,000   $     1,068,060
    Prince William County IDA, MFHR, Remington Place Apartments Project, Series A-1, AMBAC
     Insured, 6.00%, 12/01/33 ..................................................................        2,340,000         2,446,587
    Prince William County Service Authority Water and Sewer System Revenue,
       FGIC Insured, 5.50%, 7/01/29 ............................................................        5,000,000         5,362,350
       Refunding, 5.00%, 7/01/32 ...............................................................        5,045,000         5,345,531
    Richmond GO, FGIC Insured, 5.00%, 7/15/19 ..................................................        3,690,000         3,923,872
    Richmond IDA Student Housing Revenue, University Real Estate Foundation, 5.55%, 1/01/31 ....        4,400,000         4,779,280
    Richmond Public Facilities COP, 800 Megahertz Project, Series A, AMBAC Insured, 5.00%,
     8/01/22 ...................................................................................        2,000,000         2,096,380
    Richmond Public Utility Revenue,
       FSA Insured, 5.00%, 1/15/35 .............................................................        3,500,000         3,678,850
       Refunding, FSA Insured, 5.00%, 1/15/33 ..................................................        8,500,000         8,836,515
    Spotsylvania County Water and Sewer System Revenue, MBIA Insured, Pre-Refunded,
       5.25%, 6/01/22 ..........................................................................        6,500,000         6,772,090
       5.40%, 6/01/27 ..........................................................................        6,800,000         7,096,956
    University of Virginia Revenue,
       General, 5.00%, 6/01/37 .................................................................       14,000,000        14,838,880
       Series A, 5.00%, 6/01/33 ................................................................       14,000,000        14,701,400
    Virginia Beach Water and Sewer Revenue,
       Pre-Refunded, 5.25%, 8/01/21 ............................................................        1,865,000         1,995,699
       System, Refunding, 5.00%, 10/01/30 ......................................................        3,300,000         3,495,624
    Virginia College Building Authority Educational Facilities Revenue,
       21st Century College Program, 5.00%, 2/01/21 ............................................        1,000,000         1,051,830
       Hampton University Project, Pre-Refunded, 6.00%, 4/01/20 ................................        1,500,000         1,652,520
       Regent University Project, MBIA Insured, 5.125%, 10/01/21 ...............................        5,000,000         5,319,700
       Regent University Project, MBIA Insured, 5.125%, 10/01/31 ...............................        4,050,000         4,244,683
       Washington and Lee University, 5.75%, 1/01/19 ...........................................           50,000            50,069
    Virginia Commonwealth Transportation Board Transportation Revenue,
       Northern Virginia Transportation Program, Refunding, Series A, 5.00%, 5/15/27 ...........        8,920,000         9,365,019
       U.S. Route 58 Corridor Development Program, Series B, 5.00%, 5/15/24 ....................        2,000,000         2,098,680
       U.S. Route 58 Corridor Development Program, Series B, 5.00%, 5/15/26 ....................       10,000,000        10,483,900
    Virginia State HDA Rental Housing Revenue,
       Series J, 5.80%, 2/01/19 ................................................................        2,000,000         2,078,400
       Series L, 5.75%, 2/01/15 ................................................................        1,000,000         1,049,080
    Virginia State HDA, MFHR,
       Series C, 5.30%, 11/01/16 ...............................................................        1,000,000         1,041,770
       Series H, 5.55%, 5/01/15 ................................................................        1,000,000         1,039,940
    Virginia State Public School Authority GO, School Financing,
       Series A, 5.00%, 8/01/20 ................................................................        3,000,000         3,182,310
       Series A, 5.00%, 8/01/21 ................................................................        4,000,000         4,245,120
       Series C, 5.00%, 8/01/22 ................................................................        2,000,000         2,115,520
       Series C, 5.00%, 8/01/26 ................................................................       10,925,000        11,512,328
    Virginia State Resources Authority Airports Revenue, Revolving Fund, Series A, 5.00%,
     8/01/27 ...................................................................................        3,000,000         3,098,670
    Virginia State Resources Authority Infrastructure Revenue, Virginia Pooled Financing
     Program, senior series, 5.00%, 11/01/33 ...................................................        5,000,000         5,246,100


                                                             Annual Report | 143

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    VIRGINIA (CONTINUED)
    Virginia State Resources Authority Water and Sewer System Revenue,
       Pooled Loan Program, Mandatory Put 11/01/07, Series A, ETM, 7.45%, 11/01/16 .............   $       10,000   $        10,102
       Rapidan Service Authority, Refunding, 5.30%, 10/01/18 ...................................        1,610,000         1,671,389
       Tuckahoe Service District Project, 5.00%, 11/01/35 ......................................        2,000,000         2,101,220
    York County Sewer Revenue, Pre-Refunded, 5.875%,
       6/01/24 .................................................................................          500,000           541,200
       6/01/29 .................................................................................        1,500,000         1,623,600
                                                                                                                    ---------------
                                                                                                                        407,144,029
                                                                                                                    ---------------
    DISTRICT OF COLUMBIA 6.3%
    Metropolitan Washington D.C. Airport Authority System Revenue,
       Refunding, Series A, FGIC Insured, 5.00%, 10/01/25 ......................................        1,000,000         1,040,890
       Refunding, Series A, FSA Insured, 5.00%, 10/01/32 .......................................       10,000,000        10,399,700
       Series B, FGIC Insured, 5.25%, 10/01/32 .................................................        6,655,000         7,052,769
    Metropolitan Washington D.C. Airports Authority General Airport Revenue,
       Refunding, Series A, FGIC Insured, 5.00%, 10/01/27 ......................................        5,000,000         5,149,300
       Series A, Pre-Refunded, 5.375%, 10/01/23 ................................................        1,365,000         1,416,406
       Series A, Pre-Refunded, 5.375%, 10/01/23 ................................................        1,635,000         1,700,416
       Series B, 5.75%, 10/01/20 ...............................................................        6,000,000         6,260,220
                                                                                                                    ---------------
                                                                                                                         33,019,701
                                                                                                                    ---------------
    U.S. TERRITORIES 14.6%
    PUERTO RICO 14.0%
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.00%, 7/01/29 ..........................................................................        8,000,000         8,302,880
       5.125%, 7/01/31 .........................................................................        3,315,000         3,423,069
       5.00%, 7/01/33 ..........................................................................        2,000,000         2,052,920
       FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 ..............................................       15,000,000        16,169,400
       Pre-Refunded, 5.125%, 7/01/31 ...........................................................        1,685,000         1,814,408
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
       5.50%, 7/01/36 ..........................................................................        4,500,000         4,930,515
       Pre-Refunded, 6.00%, 7/01/22 ............................................................        1,000,000         1,023,820
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series D, Pre-Refunded, 5.375%, 7/01/36 .................................................        5,000,000         5,480,200
       Series D, Pre-Refunded, 5.25%, 7/01/38 ..................................................        3,000,000         3,267,090
       Series G, 5.00%, 7/01/33 ................................................................        5,000,000         5,135,450
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series
     A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/28 ............................................        5,000,000         5,190,100
    Puerto Rico Electric Power Authority Power Revenue,
       Series HH, FSA Insured, 5.25%, 7/01/29 ..................................................        5,910,000         6,350,354
       Series RR, XLCA Insured, 5.00%, 7/01/30 .................................................        1,000,000         1,061,160
    Puerto Rico HFC Revenue,
       MFM, Portfolio A-I, 7.50%, 4/01/22 ......................................................          470,000           470,066
       Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ..................           20,000            20,213
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ........        2,580,000         2,724,531


144 | Annual Report

FRANKLIN TAX-FREE TRUST

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ....................................................   $    1,315,000   $     1,394,005
       Series D, Pre-Refunded, 5.375%, 7/01/33 .................................................        3,685,000         4,028,000
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
     Pre-Refunded, 5.70%, 8/01/25 ..............................................................        1,000,000         1,078,590
                                                                                                                    ---------------
                                                                                                                         73,916,771
                                                                                                                    ---------------
    VIRGIN ISLANDS 0.6%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
       10/01/15 ................................................................................        1,500,000         1,569,586
       10/01/18 ................................................................................        1,500,000         1,567,710
                                                                                                                    ---------------
                                                                                                                          3,137,296
                                                                                                                    ---------------
    TOTAL U.S. TERRITORIES .....................................................................                         77,054,067
                                                                                                                    ---------------
    TOTAL LONG TERM INVESTMENTS (COST $489,681,886) ............................................                        517,217,797
                                                                                                                    ---------------
    SHORT TERM INVESTMENTS 0.8%
    BONDS 0.8%
    VIRGINIA 0.4%
 a  Roanoke IDA Hospital Revenue, Carilion Health System, Refunding, Series C-2, FSA Insured,
     Daily VRDN and Put, 2.93%, 7/01/27 ........................................................        1,800,000         1,800,000
                                                                                                                    ---------------
    U.S. TERRITORIES 0.4%
    PUERTO RICO 0.4%
 a  Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
     Weekly VRDN and Put, 3.06%, 12/01/15 ......................................................          600,000           600,000
 a  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 3.15%, 7/01/28 ..............................        1,500,000         1,500,000
                                                                                                                    ---------------
                                                                                                                          2,100,000
                                                                                                                    ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $3,900,000) .............................................                          3,900,000
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $493,581,886) 99.2% ................................................                        521,117,797
    OTHER ASSETS, LESS LIABILITIES 0.8% ........................................................                          4,299,023
                                                                                                                    ---------------

    NET ASSETS 100.0% ..........................................................................                    $   525,416,820
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 146.

 a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 145

FRANKLIN TAX-FREE TRUST

SELECTED PORTFOLIO ABBREVIATIONS
ACES     -  Adjustable Convertible Exempt Securities                        IDAR    -  Industrial Development Authority Revenue
AMBAC    -  American Municipal Bond Assurance Corp.                         IDB     -  Industrial Development Board
BIG      -  Bond Investors Insurance Co. (acquired by MBIA in               IDBR    -  Industrial Development Bond Insurance Revenue
            1989 and no longer does business under this name)               IDR     -  Industrial Development Revenue
CDA      -  Community Development Authority/Agency                          ISD     -  Independent School District
CDD      -  Community Development District                                  MAC     -  Municipal Assistance Corp.
CDR      -  Community Development Revenue                                   MBIA    -  Municipal Bond Investors Assurance Corp.
CIFG     -  CDC IXIS Financial Guaranty                                     MF      -  Multi-Family
COP      -  Certificate of Participation                                    MFM     -  Multi-Family Mortgage
CRDA     -  Community Redevelopment Authority/Agency                        MFH     -  Multi-Family Housing
EDA      -  Economic Development Authority                                  MFHR    -  Multi-Family Housing Revenue
EDC      -  Economic Development Corp.                                      MFMR    -  Multi-Family Mortgage Revenue
EDR      -  Economic Development Revenue                                    MFR     -  Multi-Family Revenue
ETM      -  Escrow to Maturity                                              PBA     -  Public Building Authority
FGIC     -  Financial Guaranty Insurance Co.                                PCFA    -  Pollution Control Financing Authority
FHA      -  Federal Housing Authority/Agency                                PCR     -  Pollution Control Revenue
FNMA     -  Federal National Mortgage Association                           PFAR    -  Public Financing Authority Revenue
FSA      -  Financial Security Assurance Inc.                               SF      -  Single Family
GNMA     -  Government National Mortgage Association                        SFHR    -  Single Family Housing Revenue
GO       -  General Obligation                                              SFHMR   -  Single Family Housing Mortgage Revenue
HDA      -  Housing Development Authority/Agency                            SFM     -  Single Family Mortgage
HDC      -  Housing Development Corporation                                 SFMR    -  Single Family Mortgage Revenue
HFA      -  Housing Finance Authority/Agency                                SFR     -  Single Family Revenue
HFAR     -  Housing Finance Authority Revenue                               VHA     -  Volunteer Hospital of America
HFC      -  Housing Finance Corp.                                           XLCA    -  XL Capital Assurance
IDA      -  Industrial Development Authority/Agency


146 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2006

                                                                ------------------------------------------------------------
                                                                    FRANKLIN             FRANKLIN            FRANKLIN
                                                                ALABAMA TAX-FREE     FLORIDA TAX-FREE    GEORGIA TAX-FREE
                                                                   INCOME FUND          INCOME FUND         INCOME FUND
                                                                ------------------------------------------------------------
Assets:
   Investments in securities:
      Cost ..................................................   $     258,314,104   $    1,615,863,733   $     233,533,827
                                                                ============================================================
      Value .................................................   $     272,025,387   $    1,731,464,276   $     247,201,117
   Cash .....................................................           1,042,216               75,775              65,570
   Receivables:
      Investment securities sold ............................           2,245,243                   --                  --
      Capital shares sold ...................................             499,051            2,338,219             565,429
      Interest ..............................................           3,690,139           23,906,137           2,898,941
                                                                ------------------------------------------------------------
         Total assets .......................................         279,502,036        1,757,784,407         250,731,057
                                                                ------------------------------------------------------------
Liabilities:
   Payables:
      Investment securities purchased .......................           5,239,183            9,213,662                  --
      Capital shares redeemed ...............................             351,092            3,525,212             457,590
      Affiliates ............................................             164,391              922,863             155,960
      Distributions to shareholders .........................             209,912            1,436,170             215,455
   Accrued expenses and other liabilities ...................              51,455              184,779              44,042
                                                                ------------------------------------------------------------
         Total liabilities ..................................           6,016,033           15,282,686             873,047
                                                                ------------------------------------------------------------
            Net assets, at value ............................   $     273,486,003   $    1,742,501,721   $     249,858,010
                                                                ============================================================
Net assets consist of:
   Paid-in capital ..........................................   $     269,101,850   $    1,630,172,839   $     240,064,417
   Distributions in excess of net investment income .........            (111,491)            (544,144)           (141,506)
   Net unrealized appreciation (depreciation) ...............          13,711,283          115,600,543          13,667,290
   Accumulated net realized gain (loss) .....................          (9,215,639)          (2,727,517)         (3,732,191)
                                                                ------------------------------------------------------------
            Net assets, at value ............................   $     273,486,003   $    1,742,501,721   $     249,858,010
                                                                ============================================================
CLASS A:
   Net assets, at value .....................................   $     237,848,303   $    1,533,884,267   $     205,875,400
                                                                ============================================================
   Shares outstanding .......................................          20,698,040          128,609,220          16,973,373
                                                                ============================================================
   Net asset value per share a  .............................   $           11.49   $            11.93   $           12.13
                                                                ============================================================
   Maximum offering price per share (net asset value
    per share / 95.75%) .....................................   $           12.00   $            12.46   $           12.67
                                                                ============================================================
CLASS B:
   Net assets, at value .....................................                  --   $       68,109,015                  --
                                                                ============================================================
   Shares outstanding .......................................                  --            5,671,207                  --
                                                                ============================================================
   Net asset value and maximum offering price per share(a) ..                  --   $            12.01                  --
                                                                ============================================================
CLASS C:
   Net assets, at value .....................................   $      35,637,700   $      140,508,439   $      43,982,610
                                                                ============================================================
   Shares outstanding .......................................           3,076,925           11,637,165           3,594,254
                                                                ============================================================
   Net asset value and maximum offering price per share a  ..   $           11.58   $            12.07   $           12.24
                                                                ============================================================

 a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                        Annual Report | See notes to financial statements. | 147

FRANKLIN TAX-FREE TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2006

                                                                ------------------------------------------------------------
                                                                    FRANKLIN             FRANKLIN            FRANKLIN
                                                                KENTUCKY TAX-FREE   LOUISIANA TAX-FREE   MARYLAND TAX-FREE
                                                                   INCOME FUND          INCOME FUND         INCOME FUND
                                                                ------------------------------------------------------------
Assets:
   Investments in securities:
      Cost ..................................................   $     120,959,682   $      198,933,705   $     407,174,776
                                                                ============================================================
      Value .................................................   $     127,001,010   $      208,244,964   $     426,662,720
   Cash .....................................................              92,329              601,856              89,704
   Receivables:
      Investment securities sold ............................                  --                   --           3,161,470
      Capital shares sold ...................................             203,685              260,694           1,337,867
      Interest ..............................................           1,577,785            3,050,423           4,578,606
                                                                ------------------------------------------------------------
         Total assets .......................................         128,874,809          212,157,937         435,830,367
                                                                ------------------------------------------------------------
Liabilities:
   Payables:
      Investment securities purchased .......................                  --                   --           5,399,681
      Capital shares redeemed ...............................             425,483              161,357             668,604
      Affiliates ............................................              68,507              127,676             250,935
      Distributions to shareholders .........................              96,234              164,448             327,716
   Accrued expenses and other liabilities ...................              30,898               52,424              63,051
                                                                ------------------------------------------------------------
         Total liabilities ..................................             621,122              505,905           6,709,987
                                                                ------------------------------------------------------------
            Net assets, at value ............................   $     128,253,687   $      211,652,032   $     429,120,380
                                                                ============================================================
Net assets consist of:
   Paid-in capital ..........................................   $     124,560,589   $      204,676,996   $     411,172,485
   Distributions in excess of net investment income .........             (44,879)             (75,628)            (78,585)
   Net unrealized appreciation (depreciation) ...............           6,041,328            9,311,259          19,487,944
   Accumulated net realized gain (loss) .....................          (2,303,351)          (2,260,595)         (1,461,464)
                                                                ------------------------------------------------------------
            Net assets, at value ............................   $     128,253,687   $      211,652,032   $     429,120,380
                                                                ============================================================
CLASS A:
   Net assets, at value .....................................   $     128,253,687   $      188,332,960   $     369,205,379
                                                                ============================================================
   Shares outstanding .......................................          11,261,538           16,347,341          31,358,454
                                                                ============================================================
   Net asset value per share a  .............................   $           11.39   $            11.52   $           11.77
                                                                ============================================================
   Maximum offering price per share (net asset value
    per share / 95.75%) .....................................   $           11.90   $            12.03   $           12.29
                                                                ============================================================
CLASS C:
   Net assets, at value .....................................                  --   $       23,319,072   $      59,915,001
                                                                ============================================================
   Shares outstanding .......................................                  --            2,004,707           5,029,004
                                                                ============================================================
   Net asset value and maximum offering price per share a  ..                  --   $            11.63   $           11.91
                                                                ============================================================

 a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


148 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2006

                                                                ------------------------------------------------------------
                                                                                        FRANKLIN
                                                                    FRANKLIN          NORTH CAROLINA         FRANKLIN
                                                                MISSOURI TAX-FREE        TAX-FREE        VIRGINIA TAX-FREE
                                                                   INCOME FUND          INCOME FUND         INCOME FUND
                                                                ------------------------------------------------------------
Assets:
   Investments in securities:
      Cost ..................................................   $     590,761,152   $      569,102,125   $     493,581,886
                                                                ============================================================
      Value .................................................   $     623,550,584   $      598,308,429   $     521,117,797
   Cash .....................................................              34,252            1,330,156           1,374,396
   Receivables:
      Capital shares sold ...................................           1,355,615            3,429,900           1,123,824
      Interest ..............................................           7,996,619            7,490,723           5,685,102
                                                                ------------------------------------------------------------
         Total assets .......................................         632,937,070          610,559,208         529,301,119
                                                                ------------------------------------------------------------
Liabilities:
   Payables:
      Investment securities purchased .......................                  --                   --           2,138,600
      Capital shares redeemed ...............................             968,010              739,901             966,347
      Affiliates ............................................             346,983              346,631             290,868
      Distributions to shareholders .........................             488,885              460,961             406,452
   Accrued expenses and other liabilities ...................              90,892               53,572              82,032
                                                                ------------------------------------------------------------
         Total liabilities ..................................           1,894,770            1,601,065           3,884,299
                                                                ------------------------------------------------------------
            Net assets, at value ............................   $     631,042,300   $      608,958,143   $     525,416,820
                                                                ============================================================
Net assets consist of:
   Paid-in capital ..........................................   $     602,969,438   $      582,306,439   $     503,728,691
   Distributions in excess of net investment income .........            (215,778)            (188,607)           (141,541)
   Net unrealized appreciation (depreciation) ...............          32,789,432           29,206,304          27,535,911
   Accumulated net realized gain (loss) .....................          (4,500,792)          (2,365,993)         (5,706,241)
                                                                ------------------------------------------------------------
            Net assets, at value ............................   $     631,042,300   $      608,958,143   $     525,416,820
                                                                ============================================================
CLASS A:
   Net assets, at value .....................................   $     562,235,432   $      509,308,964   $     473,956,037
                                                                ============================================================
   Shares outstanding .......................................          45,656,817           41,362,387          40,012,848
                                                                ============================================================
   Net asset value per share a  .............................   $           12.31   $            12.31   $           11.85
                                                                ============================================================
   Maximum offering price per share (net asset value
    per share / 95.75%) .....................................   $           12.86   $            12.86   $           12.38
                                                                ============================================================
CLASS C:
   Net assets, at value .....................................   $      68,806,868   $       99,649,179   $      51,460,783
                                                                ============================================================
   Shares outstanding .......................................           5,554,545            8,013,493           4,302,463
                                                                ============================================================
   Net asset value and maximum offering price per share a  ..   $           12.39   $            12.44   $           11.96
                                                                ============================================================

 a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                        Annual Report | See notes to financial statements. | 149

FRANKLIN TAX-FREE TRUST

STATEMENTS OF OPERATIONS
for the year ended February 28, 2006

                                                                ------------------------------------------------------------
                                                                    FRANKLIN              FRANKLIN            FRANKLIN
                                                                ALABAMA TAX-FREE     FLORIDA TAX-FREE     GEORGIA TAX-FREE
                                                                   INCOME FUND           INCOME FUND         INCOME FUND
                                                                ------------------------------------------------------------
Investment income:
   Interest .................................................   $      13,322,650   $       87,760,568   $      11,235,710
                                                                ------------------------------------------------------------
Expenses:
   Management fees (Note 3a) ................................           1,446,005            7,928,025           1,279,153
   Distribution fees (Note 3c)
      Class A ...............................................             231,313            1,498,877             188,368
      Class B ...............................................                  --              461,624                  --
      Class C ...............................................             218,298              859,248             262,436
   Transfer agent fees (Note 3e) ............................             104,070              548,447             106,605
   Custodian fees ...........................................               3,991               25,404               3,366
   Reports to shareholders ..................................              23,002              111,634              19,213
   Registration and filing fees .............................               8,001               18,214               6,664
   Professional fees ........................................              17,800               37,834              17,305
   Trustees' fees and expenses ..............................               3,123               17,456               2,031
   Other ....................................................              25,276               94,595              18,738
                                                                ------------------------------------------------------------
         Total expenses .....................................           2,080,879           11,601,358           1,903,879
                                                                ------------------------------------------------------------
            Net investment income ...........................          11,241,771           76,159,210           9,331,831
                                                                ------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ................             831,456            3,143,993            (120,456)
   Net change in unrealized appreciation (depreciation)
    on investments ..........................................          (3,486,537)         (13,295,729)           (569,286)
                                                                ------------------------------------------------------------
Net realized and unrealized gain (loss) .....................          (2,655,081)         (10,151,736)           (689,742)
                                                                ------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations .................................................   $       8,586,690   $       66,007,474   $       8,642,089
                                                                ============================================================


150 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2006

                                                                ------------------------------------------------------------
                                                                     FRANKLIN            FRANKLIN            FRANKLIN
                                                                KENTUCKY TAX-FREE   LOUISIANA TAX-FREE   MARYLAND TAX-FREE
                                                                   INCOME FUND          INCOME FUND         INCOME FUND
                                                                ------------------------------------------------------------
Investment income:
   Interest .................................................   $       5,770,248   $       10,753,390   $      20,089,522
                                                                ------------------------------------------------------------
Expenses:
   Management fees (Note 3a) ................................             721,839            1,196,324           2,077,600
   Distribution fees (Note 3c)
      Class A ...............................................             118,978              192,107             349,408
      Class C ...............................................                  --              140,385             351,238
   Transfer agent fees (Note 3e) ............................              41,657               85,923             203,991
   Custodian fees ...........................................               1,748                3,224               5,978
   Reports to shareholders ..................................               9,854               20,698              32,097
   Registration and filing fees .............................               2,561                7,666              10,598
   Professional fees ........................................              15,053               16,727              17,070
   Trustees' fees and expenses ..............................               1,031                2,804               3,474
   Other ....................................................              15,536               21,779              29,549
                                                                ------------------------------------------------------------
         Total expenses .....................................             928,257            1,687,637           3,081,003
         Expenses waived/paid by affiliates (Note 3f) .......             (35,182)                  --                  --
                                                                ------------------------------------------------------------
            Net expenses ....................................             893,075            1,687,637           3,081,003
                                                                ------------------------------------------------------------
               Net investment income ........................           4,877,173            9,065,753          17,008,519
                                                                ------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ................             (83,562)             (57,294)            234,851
   Net change in unrealized appreciation (depreciation)
    on investments ..........................................            (120,031)          (2,909,233)         (1,101,671)
                                                                ------------------------------------------------------------
Net realized and unrealized gain (loss) .....................            (203,593)          (2,966,527)           (866,820)
                                                                ------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations .................................................   $       4,673,580   $        6,099,226   $      16,141,699
                                                                ============================================================


                        Annual Report | See notes to financial statements. | 151

FRANKLIN TAX-FREE TRUST

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2006

                                                                ------------------------------------------------------------
                                                                                         FRANKLIN
                                                                    FRANKLIN          NORTH CAROLINA         FRANKLIN
                                                                MISSOURI TAX-FREE        TAX-FREE        VIRGINIA TAX-FREE
                                                                   INCOME FUND          INCOME FUND         INCOME FUND
                                                                ------------------------------------------------------------
Investment income:
   Interest .................................................   $      29,926,420   $       27,207,893   $      24,808,217
                                                                ------------------------------------------------------------
Expenses:
   Management fees (Note 3a) ................................           2,973,046            2,756,808           2,521,845
   Distribution fees (Note 3c)
      Class A ...............................................             536,994              462,376             454,785
      Class C ...............................................             423,584              586,914             309,927
   Transfer agent fees (Note 3e) ............................             275,271              208,974             217,965
   Custodian fees ...........................................               9,064                8,166               7,487
   Reports to shareholders ..................................              55,531               36,928              37,271
   Registration and filing fees .............................              14,208                7,302               9,131
   Professional fees ........................................              24,492               18,183              18,883
   Trustees' fees and expenses ..............................               5,255                5,175               5,491
   Other ....................................................              41,680               40,262              38,140
                                                                ------------------------------------------------------------
         Total expenses .....................................           4,359,125            4,131,088           3,620,925
                                                                ------------------------------------------------------------
            Net investment income ...........................          25,567,295           23,076,805          21,187,292
                                                                ------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ................             661,439              671,095             342,816
   Net change in unrealized appreciation (depreciation)
    on investments ..........................................          (1,067,906)          (2,946,033)         (2,977,886)
                                                                ------------------------------------------------------------
Net realized and unrealized gain (loss) .....................            (406,467)          (2,274,938)         (2,635,070)
                                                                ------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations .................................................   $      25,160,828   $       20,801,867   $      18,552,222
                                                                ============================================================


152 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                          --------------------------------------------------------------------------
                                                                  FRANKLIN ALABAMA                       FRANKLIN FLORIDA
                                                                 TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                          --------------------------------------------------------------------------
                                                                YEAR ENDED FEBRUARY 28,               YEAR ENDED FEBRUARY 28,
                                                                2006               2005               2006               2005
                                                          --------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ............................  $    11,241,771    $    11,038,097    $    76,159,210    $    77,854,296
      Net realized gain (loss) from
       investments .....................................          831,456            210,051          3,143,993            872,286
      Net change in unrealized appreciation
       (depreciation) on investments ...................       (3,486,537)        (3,891,794)       (13,295,729)       (28,262,475)
                                                          --------------------------------------------------------------------------
           Net increase (decrease) in net assets
            resulting from operations ..................        8,586,690          7,356,354         66,007,474         50,464,107
                                                          --------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A .......................................      (10,018,613)        (9,790,562)       (68,636,133)       (69,421,795)
         Class B .......................................               --                 --         (2,856,295)        (2,939,629)
         Class C .......................................       (1,257,447)        (1,154,405)        (5,244,494)        (4,857,241)
                                                          --------------------------------------------------------------------------
      Total distributions to shareholders ..............      (11,276,060)       (10,944,967)       (76,736,922)       (77,218,665)
                                                          --------------------------------------------------------------------------
      Capital share transactions: (Note 2)
         Class A .......................................       14,953,321         (7,745,788)        54,424,967        (81,267,736)
         Class B .......................................               --                 --         (5,750,500)          (843,775)
         Class C .......................................        4,261,604          1,565,062         16,316,566          2,140,176
                                                          --------------------------------------------------------------------------
      Total capital share transactions .................       19,214,925         (6,180,726)        64,991,033        (79,971,335)
                                                          --------------------------------------------------------------------------

      Redemption fees ..................................              125                 --                509             23,227
                                                          --------------------------------------------------------------------------
           Net increase (decrease) in
            net assets .................................       16,525,680         (9,769,339)        54,262,094       (106,702,666)
Net assets:
   Beginning of year ...................................      256,960,323        266,729,662      1,688,239,627      1,794,942,293
                                                          --------------------------------------------------------------------------
   End of year .........................................  $   273,486,003    $   256,960,323    $ 1,742,501,721    $ 1,688,239,627
                                                          ==========================================================================
Undistributed net investment income
 (distributions in excess of net investment
 income) included in net assets:
  End of year ..........................................  $      (111,491)   $       (77,691)   $      (544,144)   $        47,250
                                                          ==========================================================================


                        Annual Report | See notes to financial statements. | 153

FRANKLIN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                      --------------------------------------------------------------------------
                                                              FRANKLIN GEORGIA                     FRANKLIN KENTUCKY
                                                            TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                      --------------------------------------------------------------------------
                                                           YEAR ENDED FEBRUARY 28,               YEAR ENDED FEBRUARY 28,
                                                           2006               2005               2006               2005
                                                      --------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................    $     9,331,831    $     8,726,291    $     4,877,173    $     4,787,701
      Net realized gain (loss) from investments ..           (120,456)          (216,997)           (83,562)          (253,618)
      Net change in unrealized appreciation
       (depreciation) on investments .............           (569,286)        (1,927,441)          (120,031)        (1,094,477)
                                                      --------------------------------------------------------------------------
            Net increase (decrease) in net assets
             resulting from operations ...........          8,642,089          6,581,853          4,673,580          3,439,606
                                                      --------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A .................................         (7,842,974)        (7,360,601)        (4,888,713)        (4,775,453)
         Class C .................................         (1,443,513)        (1,373,298)                --                 --
                                                      --------------------------------------------------------------------------
   Total distributions to shareholders ...........         (9,286,487)        (8,733,899)        (4,888,713)        (4,775,453)
                                                      --------------------------------------------------------------------------

   Capital share transactions: (Note 2)
         Class A .................................         36,009,317         (3,944,888)        15,527,992         (4,520,633)
         Class C .................................          7,067,599          1,682,052                 --                 --
                                                      --------------------------------------------------------------------------
   Total capital share transactions ..............         43,076,916         (2,262,836)        15,527,992         (4,520,633)
                                                      --------------------------------------------------------------------------

   Redemption fees ...............................              1,504              1,129                  7                  2
                                                      --------------------------------------------------------------------------
            Net increase (decrease) in net
             assets ..............................         42,434,022         (4,413,753)        15,312,866         (5,856,478)
Net assets:
   Beginning of year .............................        207,423,988        211,837,741        112,940,821        118,797,299
                                                      --------------------------------------------------------------------------
   End of year ...................................    $   249,858,010    $   207,423,988    $   128,253,687    $   112,940,821
                                                      ==========================================================================
Distributions in excess of net investment income
 included in net assets:
   End of year ...................................    $      (141,506)   $      (175,169)   $       (44,879)   $       (15,184)
                                                      ==========================================================================


154 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                      --------------------------------------------------------------------------
                                                             FRANKLIN LOUISIANA                     FRANKLIN MARYLAND
                                                            TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                      --------------------------------------------------------------------------
                                                           YEAR ENDED FEBRUARY 28,               YEAR ENDED FEBRUARY 28,
                                                           2006               2005               2006               2005
                                                      --------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................    $     9,065,753    $     8,994,316    $    17,008,519    $    16,315,318
      Net realized gain (loss) from investments ..            (57,294)          (240,989)           234,851           (728,813)
      Net change in unrealized appreciation
       (depreciation) on investments .............         (2,909,233)        (2,362,079)        (1,101,671)        (3,864,292)
                                                      --------------------------------------------------------------------------
            Net increase (decrease) in net assets
             resulting from operations ...........          6,099,226          6,391,248         16,141,699         11,722,213
                                                      --------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A .................................         (8,322,538)        (8,106,367)       (14,965,428)       (14,417,870)
         Class C .................................           (806,001)          (737,891)        (1,986,797)        (1,842,918)
                                                      --------------------------------------------------------------------------
   Total distributions to shareholders ...........         (9,128,539)        (8,844,258)       (16,952,225)       (16,260,788)
                                                      --------------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A .................................          2,393,874          4,833,877         36,990,865         (3,302,347)
         Class C .................................          4,432,819         (1,281,715)        10,998,107           (194,365)
                                                      --------------------------------------------------------------------------
   Total capital share transactions ..............          6,826,693          3,552,162         47,988,972         (3,496,712)
                                                      --------------------------------------------------------------------------

   Redemption fees ...............................                 --                 89              1,700                 25
                                                      --------------------------------------------------------------------------
            Net increase (decrease) in net
             assets ..............................          3,797,380          1,099,241         47,180,146         (8,035,262)
Net assets:
   Beginning of year .............................        207,854,652        206,755,411        381,940,234        389,975,496
                                                      --------------------------------------------------------------------------
   End of year ...................................    $   211,652,032    $   207,854,652    $   429,120,380    $   381,940,234
                                                      ==========================================================================
Undistributed net investment income (distributions
 in excess of net investment income) included in
 net assets:
   End of year ...................................    $       (75,628)   $        22,406    $       (78,585)   $      (133,573)
                                                      =========================================================================


                        Annual Report | See notes to financial statements. | 155

FRANKLIN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                      --------------------------------------------------------------------------
                                                             FRANKLIN MISSOURI                  FRANKLIN NORTH CAROLINA
                                                            TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                      --------------------------------------------------------------------------
                                                           YEAR ENDED FEBRUARY 28,               YEAR ENDED FEBRUARY 28,
                                                           2006               2005               2006               2005
                                                      --------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................    $    25,567,295    $    24,265,219    $    23,076,805    $    21,177,940
      Net realized gain (loss) from investments ..            661,439         (1,392,338)           671,095            606,760
      Net change in unrealized appreciation
       (depreciation) on investments .............         (1,067,906)        (3,931,193)        (2,946,033)        (3,049,638)
                                                      --------------------------------------------------------------------------
            Net increase (decrease) in net assets
             resulting from operations ...........         25,160,828         18,941,688         20,801,867         18,735,062
                                                      --------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A .................................        (23,235,905)       (21,796,349)       (19,756,701)       (18,105,246)
         Class C .................................         (2,443,723)        (2,237,076)        (3,324,155)        (3,087,767)
                                                      --------------------------------------------------------------------------
   Total distributions to shareholders ...........        (25,679,628)       (24,033,425)       (23,080,856)       (21,193,013)
                                                      --------------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A .................................         46,392,264         21,573,426         83,045,904         16,795,220
         Class C .................................          8,431,786            801,871         16,643,428          1,351,189
                                                      --------------------------------------------------------------------------
   Total capital share transactions ..............         54,824,050         22,375,297         99,689,332         18,146,409
                                                      --------------------------------------------------------------------------

   Redemption fees ...............................              7,430                 14              1,047                 46
                                                      --------------------------------------------------------------------------
            Net increase (decrease) in net
             assets ..............................         54,312,680         17,283,574         97,411,390         15,688,504
Net assets:
   Beginning of year .............................        576,729,620        559,446,046        511,546,753        495,858,249
                                                      --------------------------------------------------------------------------
   End of year ...................................    $   631,042,300    $   576,729,620    $   608,958,143    $   511,546,753
                                                      ==========================================================================
Distributions in excess of net investment income
 included in net assets:
   End of year ...................................    $      (215,778)   $      (104,100)   $      (188,607)   $      (182,859)
                                                      ==========================================================================


156 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                            ------------------------------------
                                                                                                   FRANKLIN VIRGINIA
                                                                                                  TAX-FREE INCOME FUND
                                                                                            ------------------------------------
                                                                                                 YEAR ENDED FEBRUARY 28,
                                                                                                 2006               2005
                                                                                            ------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ............................................................    $    21,187,292    $    20,557,805
      Net realized gain (loss) from investments ........................................            342,816             57,234
      Net change in unrealized appreciation (depreciation) on investments ..............         (2,977,886)        (1,556,093)
                                                                                            ------------------------------------
            Net increase (decrease) in net assets resulting from operations ............         18,552,222         19,058,946
                                                                                            ------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A .......................................................................        (19,640,717)       (18,706,855)
         Class C .......................................................................         (1,773,323)        (1,572,850)
                                                                                            ------------------------------------
   Total distributions to shareholders .................................................        (21,414,040)       (20,279,705)
                                                                                            ------------------------------------
   Capital share transactions: (Note 2)
         Class A .......................................................................         37,693,235         (1,935,364)
         Class C .......................................................................          8,052,762            763,301
                                                                                            ------------------------------------
   Total capital share transactions ....................................................         45,745,997         (1,172,063)
                                                                                            ------------------------------------

   Redemption fees .....................................................................                213                 99
                                                                                            ------------------------------------
            Net increase (decrease) in net assets ......................................         42,884,392         (2,392,723)
Net assets:
   Beginning of year ...................................................................        482,532,428        484,925,151
                                                                                            ------------------------------------
   End of year .........................................................................    $   525,416,820    $   482,532,428
                                                                                            ====================================
Undistributed net investment income (distributions in excess of net investment income)
 included in net assets:
   End of year .........................................................................    $      (141,541)   $        95,346
                                                                                            ====================================


                        Annual Report | See notes to financial statements. | 157

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-five separate series. All funds included in this report (the Funds) are diversified except the Franklin Maryland Tax-Free Income Fund. The financial statements of the remaining funds in the series are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-----------------------------------------------------------------------------------------------------------------------------
                CLASS A                                CLASS A & CLASS C                     CLASS A, CLASS B, & CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Franklin Kentucky Tax-Free Income Fund   Franklin Alabama Tax-Free Income Fund          Franklin Florida Tax-Free Income Fund
                                         Franklin Georgia Tax-Free Income Fund
                                         Franklin Louisiana Tax-Free Income Fund
                                         Franklin Maryland Tax-Free Income Fund
                                         Franklin Missouri Tax-Free Income Fund
                                         Franklin North Carolina Tax-Free Income Fund
                                         Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


158 | Annual Report

FRANKLIN TAX-FREE TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                             Annual Report | 159

FRANKLIN TAX-FREE TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2006, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                      -----------------------------------------------------------
                                                            FRANKLIN ALABAMA              FRANKLIN FLORIDA
                                                          TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                      -----------------------------------------------------------
                                                         SHARES        AMOUNT          SHARES         AMOUNT
                                                      -----------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2006
   Shares sold .....................................    2,667,852   $  30,764,669    17,384,814   $ 207,558,940
   Shares issued in reinvestment of distributions ..      444,918       5,132,741     2,466,126      29,505,832
   Shares redeemed .................................   (1,818,578)    (20,944,089)  (15,289,335)   (182,639,805)
                                                      -----------------------------------------------------------
   Net increase (decrease) .........................    1,294,192   $  14,953,321     4,561,605   $  54,424,967
                                                      ===========================================================
Year ended February 28, 2005
   Shares sold .....................................    1,800,416   $  20,860,837    11,852,355   $ 141,343,362
   Shares issued in reinvestment of distributions ..      421,045       4,856,377     2,423,564      28,842,034
   Shares redeemed .................................   (2,912,811)    (33,463,002)  (21,192,727)   (251,453,132)
                                                      -----------------------------------------------------------
   Net increase (decrease) .........................     (691,350)  $  (7,745,788)   (6,916,808)  $ (81,267,736)
                                                      ===========================================================

CLASS B SHARES:
Year ended February 28, 2006
   Shares sold .....................................                                     65,279   $     785,355
   Shares issued in reinvestment of distributions ..                                    124,962       1,505,441
   Shares redeemed .................................                                   (668,512)     (8,041,296)
                                                                                   ------------------------------
   Net increase (decrease) .........................                                   (478,271)  $  (5,750,500)
                                                                                   ==============================


160 | Annual Report

FRANKLIN TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      -----------------------------------------------------------
                                                            FRANKLIN ALABAMA              FRANKLIN FLORIDA
                                                          TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                      -----------------------------------------------------------
                                                          SHARES       AMOUNT          SHARES         AMOUNT
                                                      -----------------------------------------------------------
CLASS B SHARES: (CONTINUED)
Year ended February 28, 2005
   Shares sold .....................................                                    837,853   $  10,043,282
   Shares issued in reinvestment of distributions ..                                    128,374       1,537,870
   Shares redeemed .................................                                 (1,040,041)    (12,424,927)
                                                                                   ------------------------------
   Net increase (decrease) .........................                                    (73,814)  $    (843,775)
                                                                                   ==============================

CLASS C SHARES:
Year ended February 28, 2006
   Shares sold .....................................      693,697   $   8,060,291     2,766,626   $  33,473,426
   Shares issued in reinvestment of distributions ..       51,113         594,167       232,372       2,813,675
   Shares redeemed .................................     (378,228)     (4,392,854)   (1,650,487)    (19,970,535)
                                                      -----------------------------------------------------------
   Net increase (decrease) .........................      366,582   $   4,261,604     1,348,511   $  16,316,566
                                                      ===========================================================
Year ended February 28, 2005
   Shares sold .....................................      464,804   $   5,404,368     1,877,350   $  22,746,514
   Shares issued in reinvestment of distributions ..       43,353         503,934       209,946       2,526,932
   Shares redeemed .................................     (373,841)     (4,343,240)   (1,935,259)    (23,133,270)
                                                      -----------------------------------------------------------
   Net increase (decrease) .........................      134,316   $   1,565,062       152,037   $   2,140,176
                                                      ===========================================================

                                                      -----------------------------------------------------------
                                                           FRANKLIN GEORGIA              FRANKLIN KENTUCKY
                                                         TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                      -----------------------------------------------------------
                                                         SHARES        AMOUNT          SHARES         AMOUNT
                                                      -----------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2006
   Shares sold .....................................    4,192,789   $  50,855,277     2,333,857   $  26,554,238
   Shares issued in reinvestment of distributions ..      405,266       4,918,550       242,063       2,757,028
   Shares redeemed .................................   (1,631,050)    (19,764,510)   (1,211,728)    (13,783,274)
                                                      -----------------------------------------------------------
   Net increase (decrease) .........................    2,967,005   $  36,009,317     1,364,192   $  15,527,992
                                                      ===========================================================
Year ended February 28, 2005
   Shares sold .....................................    1,765,327   $  21,266,825     1,343,129   $  15,154,589
   Shares issued in reinvestment of distributions ..      356,603       4,286,607       215,593       2,432,648
   Shares redeemed .................................   (2,473,141)    (29,498,320)   (1,984,276)    (22,107,870)
                                                      -----------------------------------------------------------
   Net increase (decrease) .........................     (351,211)  $  (3,944,888)     (425,554)  $  (4,520,633)
                                                      ===========================================================


                                                             Annual Report | 161

FRANKLIN TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         ---------------------------
                                              FRANKLIN GEORGIA
                                            TAX-FREE INCOME FUND
                                         ---------------------------
CLASS C SHARES:                            SHARES        AMOUNT
                                         ---------------------------
Year ended February 28, 2006
   Shares sold ........................  1,015,401    $ 12,422,685
   Shares issued in reinvestment of
    distributions .....................     69,774         854,251
   Shares redeemed ....................   (507,865)     (6,209,337)
                                         ---------------------------
   Net increase (decrease) ............    577,310    $  7,067,599
                                         ===========================
Year ended February 28, 2005
   Shares sold ........................    647,384    $  7,860,354
   Shares issued in reinvestment of
    distributions .....................     66,552         806,908
   Shares redeemed ....................   (578,351)     (6,985,210)
                                         ---------------------------
   Net increase (decrease) ............    135,585    $  1,682,052
                                         ===========================

                                         ------------------------------------------------------------
                                             FRANKLIN LOUISIANA               FRANKLIN MARYLAND
                                            TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                         ------------------------------------------------------------
                                           SHARES         AMOUNT            SHARES        AMOUNT
                                         ------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2006
   Shares sold ........................   3,013,388    $ 34,984,276       5,677,853    $ 66,876,033
   Shares issued in reinvestment of
    distributions .....................     408,949       4,739,329         773,603       9,117,121
   Shares redeemed ....................  (3,226,243)    (37,329,731)     (3,312,936)    (39,002,289)
                                         ------------------------------------------------------------
   Net increase (decrease) ............     196,094    $  2,393,874       3,138,520    $ 36,990,865
                                         ============================================================
Year ended February 28, 2005
   Shares sold ........................   2,032,890    $ 23,654,162       3,499,195    $ 40,987,640
   Shares issued in reinvestment of
    distributions .....................     379,998       4,406,804         742,424       8,681,412
   Shares redeemed ....................  (2,008,719)    (23,227,089)     (4,548,949)    (52,971,399)
                                         ------------------------------------------------------------
   Net increase (decrease) ............     404,169    $  4,833,877        (307,330)   $ (3,302,347)
                                         ============================================================
CLASS C SHARES:
Year ended February 28, 2006
   Shares sold ........................     724,210    $  8,486,486       1,470,548    $ 17,526,394
   Shares issued in reinvestment of
    distributions .....................      37,798         442,071         101,017       1,204,156
   Shares redeemed ....................    (385,666)     (4,495,738)       (648,937)     (7,732,443)
                                         ------------------------------------------------------------
   Net increase (decrease) ............     376,342    $  4,432,819         922,628    $ 10,998,107
                                         ============================================================
Year ended February 28, 2005
   Shares sold ........................     262,839    $  3,098,583         685,868    $  8,133,649
   Shares issued in reinvestment of
    distributions .....................      31,983         374,389          96,926       1,145,816
   Shares redeemed ....................    (409,562)     (4,754,687)       (802,462)     (9,473,830)
                                         ------------------------------------------------------------
   Net increase (decrease) ............    (114,740)   $ (1,281,715)        (19,668)   $   (194,365)
                                         ============================================================


162 | Annual Report

FRANKLIN TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         ------------------------------------------------------------
                                               FRANKLIN MISSOURI          FRANKLIN NORTH CAROLINA
                                              TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                         ------------------------------------------------------------
                                           SHARES           AMOUNT        SHARES          AMOUNT
                                         ------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2006
   Shares sold ........................   7,083,235     $  87,219,423    9,992,315    $ 123,133,371
   Shares issued in reinvestment of
    distributions .....................   1,055,017        12,988,801      960,208       11,833,691
   Shares redeemed ....................  (4,373,599)      (53,815,960)  (4,219,113)     (51,921,158)
                                         ------------------------------------------------------------
   Net increase (decrease) ............   3,764,653     $  46,392,264    6,733,410    $  83,045,904
                                         ============================================================
Year ended February 28, 2005
   Shares sold ........................   4,856,471     $  59,249,246    4,678,657    $  57,331,052
   Shares issued in reinvestment of
    distributions .....................     958,627        11,667,775      843,616       10,311,343
   Shares redeemed ....................  (4,067,456)      (49,343,595)  (4,171,563)     (50,847,175)
                                         ------------------------------------------------------------
   Net increase (decrease) ............   1,747,642     $  21,573,426    1,350,710    $  16,795,220
                                         ============================================================
CLASS C SHARES:
Year ended February 28, 2006
   Shares sold ........................   1,113,723     $  13,796,171    2,261,283    $  28,146,681
   Shares issued in reinvestment of
    distributions .....................     123,225         1,525,828      157,244        1,957,013
   Shares redeemed ....................    (556,905)       (6,890,213)  (1,081,626)     (13,460,266)
                                         ------------------------------------------------------------
   Net increase (decrease) ............     680,043     $   8,431,786    1,336,901    $  16,643,428
                                         ============================================================
Year ended February 28, 2005
   Shares sold ........................     635,039     $   7,801,828    1,125,178    $  13,913,708
   Shares issued in reinvestment of
    distributions .....................     112,810         1,380,495      146,159        1,803,160
   Shares redeemed ....................    (688,983)       (8,380,452)  (1,169,607)     (14,365,679)
                                         ------------------------------------------------------------
   Net increase (decrease) ............      58,866     $     801,871      101,730    $   1,351,189
                                         ============================================================

                                                                        -----------------------------
                                                                              FRANKLIN VIRGINIA
                                                                            TAX-FREE INCOME FUND
                                                                        -----------------------------
                                                                          SHARES         AMOUNT
                                                                        -----------------------------
CLASS A SHARES:
Year ended February 28, 2006
   Shares sold .......................................................   6,013,498    $  71,413,227
   Shares issued in reinvestment of distributions ....................     967,950       11,496,122
   Shares redeemed ...................................................  (3,809,732)     (45,216,114)
                                                                        -----------------------------
   Net increase (decrease) ...........................................   3,171,716    $  37,693,235
                                                                        =============================
Year ended February 28, 2005
   Shares sold .......................................................   3,622,211    $  42,602,248
   Shares issued in reinvestment of distributions ....................     891,647       10,478,349
   Shares redeemed ...................................................  (4,695,273)     (55,015,961)
                                                                        -----------------------------
   Net increase (decrease) ...........................................    (181,415)   $  (1,935,364)
                                                                        =============================


                                                             Annual Report | 163

FRANKLIN TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                        ----------------------------
                                                                             FRANKLIN VIRGINIA
                                                                           TAX-FREE INCOME FUND
                                                                        ----------------------------
                                                                          SHARES         AMOUNT
                                                                        ----------------------------
CLASS C SHARES:
Year ended February 28, 2006
   Shares sold .......................................................  1,182,646    $  14,184,278
   Shares issued in reinvestment of distributions ....................     96,582        1,157,963
   Shares redeemed ...................................................   (608,289)      (7,289,479)
                                                                        ----------------------------
   Net increase (decrease) ...........................................    670,939    $   8,052,762
                                                                        ============================
Year ended February 28, 2005
   Shares sold .......................................................    575,859    $   6,849,810
   Shares issued in reinvestment of distributions ....................     83,179          986,100
   Shares redeemed ...................................................   (599,362)      (7,072,609)
                                                                        ----------------------------
   Net increase (decrease) ...........................................     59,676    $     763,301
                                                                        ============================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------
  SUBSIDIARY                                             AFFILIATION
-------------------------------------------------------------------------------
  Franklin Advisers, Inc. (Advisers)                     Investment manager
  Franklin Templeton Services, LLC (FT Services)         Administrative manager
  Franklin Templeton Distributors, Inc. (Distributors)   Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor
  Services)                                              Transfer agent

A. MANAGEMENT FEES

Effective May 1, 2005, the Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.625%            Up to and including $100 million
      0.500%            Over $100 million, up to and including $250 million
      0.450%            Over $250 million, up to and including $10 billion
      0.440%            Over $10 billion, up to and including $12.5 billion
      0.420%            Over $12.5 billion, up to and including $15 billion
      0.400%            Over $15 billion, up to and including $17.5 billion
      0.380%            Over $17.5 billion, up to and including $20 billion
      0.360%            In excess of $20 billion

Prior to May 1, 2005, the annualized fee rate of 0.450% was applicable to net assets in excess of $250 million.


164 | Annual Report

FRANKLIN TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors up to 0.10% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of each fund's shares. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                                 ----------------------------------------------
                                                    FRANKLIN        FRANKLIN         FRANKLIN
                                                    ALABAMA          FLORIDA          GEORGIA
                                                    TAX-FREE        TAX-FREE         TAX-FREE
                                                  INCOME FUND      INCOME FUND      INCOME FUND
                                                 ----------------------------------------------
Class B ......................................          --             0.65%             --
Class C ......................................        0.65%            0.65%           0.65%

                                                 ----------------------------------------------
                                                    FRANKLIN         FRANKLIN         FRANKLIN
                                                   LOUISIANA         MARYLAND         MISSOURI
                                                    TAX-FREE         TAX-FREE         TAX-FREE
                                                  INCOME FUND      INCOME FUND      INCOME FUND
                                                 ----------------------------------------------
Class C ......................................        0.65%            0.65%           0.65%

                                                 -------------------------------
                                                    FRANKLIN        FRANKLIN
                                                 NORTH CAROLINA     VIRGINIA
                                                    TAX-FREE        TAX-FREE
                                                  INCOME FUND      INCOME FUND
                                                 -------------------------------
Class C ......................................        0.65%            0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                 ----------------------------------------------
                                                    FRANKLIN         FRANKLIN        FRANKLIN
                                                    ALABAMA          FLORIDA         GEORGIA
                                                    TAX-FREE         TAX-FREE        TAX-FREE
                                                  INCOME FUND      INCOME FUND      INCOME FUND
                                                 ----------------------------------------------
Net sales charges received(a) ................   $       80,270   $      400,041    $    97,934
Contingent deferred sales charges retained ...   $        1,170   $      140,683    $     4,044


                                                             Annual Report | 165

FRANKLIN TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS (CONTINUED)

                                                 ----------------------------------------------
                                                   FRANKLIN          FRANKLIN        FRANKLIN
                                                   KENTUCKY         LOUISIANA        MARYLAND
                                                   TAX-FREE          TAX-FREE         TAX-FREE
                                                  INCOME FUND      INCOME FUND      INCOME FUND
                                                 ----------------------------------------------
Net sales charges received a  ................   $       74,756   $      113,794    $   191,225
Contingent deferred sales charges retained ...   $           --   $        9,266    $     7,082

                                                 ----------------------------------------------
                                                   FRANKLIN          FRANKLIN        FRANKLIN
                                                   MISSOURI       NORTH CAROLINA     VIRGINIA
                                                   TAX-FREE          TAX-FREE        TAX-FREE
                                                  INCOME FUND      INCOME FUND      INCOME FUND
                                                 ----------------------------------------------
Net sales charges received a  ................   $      272,627   $      348,096    $   202,375
Contingent deferred sales charges retained ...   $        4,805   $       12,990    $    11,876

 a    Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                 ----------------------------------------------
                                                    FRANKLIN         FRANKLIN        FRANKLIN
                                                    ALABAMA          FLORIDA         GEORGIA
                                                    TAX-FREE         TAX-FREE        TAX-FREE
                                                  INCOME FUND      INCOME FUND      INCOME FUND
                                                 ----------------------------------------------
Transfer agent fees ..........................   $       64,002   $      341,768    $    69,804

                                                 ----------------------------------------------
                                                    FRANKLIN        FRANKLIN         FRANKLIN
                                                    KENTUCKY        LOUISIANA         MARYLAND
                                                    TAX-FREE        TAX-FREE         TAX-FREE
                                                  INCOME FUND      INCOME FUND      INCOME FUND
                                                 ----------------------------------------------
Transfer agent fees ..........................   $       27,841   $       54,012    $   133,827

                                                 ----------------------------------------------
                                                    FRANKLIN        FRANKLIN         FRANKLIN
                                                    MISSOURI      NORTH CAROLINA     VIRGINIA
                                                    TAX-FREE        TAX-FREE         TAX-FREE
                                                  INCOME FUND      INCOME FUND      INCOME FUND
                                                 ----------------------------------------------
Transfer agent fees ..........................   $      181,782   $      146,218    $   142,758

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

Advisers agreed in advance to voluntarily waive a portion of management fees for the Franklin Kentucky Tax-Free Income Fund, as noted in the Statement of Operations. Total expenses waived by Advisers are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.


166 | Annual Report

FRANKLIN TAX-FREE TRUST

4. INCOME TAXES

At February 28, 2006, the Funds had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended February 28, 2006, the Funds utilized capital loss carryforwards as follows:

                                                 ----------------------------------------------
                                                    FRANKLIN         FRANKLIN        FRANKLIN
                                                    ALABAMA          FLORIDA         GEORGIA
                                                    TAX-FREE         TAX-FREE        TAX-FREE
                                                  INCOME FUND      INCOME FUND      INCOME FUND
                                                 ----------------------------------------------
Capital loss carryforwards utilized ..........   $      830,968   $    3,474,823    $    17,066

                                                 ----------------------------------------------
                                                    FRANKLIN        FRANKLIN         FRANKLIN
                                                    KENTUCKY        LOUISIANA        MARYLAND
                                                    TAX-FREE        TAX-FREE         TAX-FREE
                                                  INCOME FUND      INCOME FUND      INCOME FUND
                                                 ----------------------------------------------
Capital loss carryforwards utilized ..........   $           --   $       43,467    $   236,157

                                                 ----------------------------------------------
                                                    FRANKLIN         FRANKLIN        FRANKLIN
                                                    MISSOURI      NORTH CAROLINA     VIRGINIA
                                                    TAX-FREE         TAX-FREE        TAX-FREE
                                                  INCOME FUND      INCOME FUND      INCOME FUND
                                                 ----------------------------------------------
Capital loss carryforwards utilized ..........   $      782,891   $      672,792    $   352,955

At February 28, 2006, the capital loss carryforwards were as follows:

                                                 -----------------------------------------------
                                                    FRANKLIN         FRANKLIN        FRANKLIN
                                                    ALABAMA           FLORIDA         GEORGIA
                                                    TAX-FREE         TAX-FREE        TAX-FREE
                                                  INCOME FUND      INCOME FUND      INCOME FUND
                                                 -----------------------------------------------
Capital loss carryforwards expiring in:
   2008 ......................................   $      899,312   $           --    $ 1,370,476
   2009 ......................................          135,955        2,165,000        833,999
   2010 ......................................        7,179,861          245,369             --
   2011 ......................................          804,634               --             --
   2012 ......................................          195,876               --        972,862
   2013 ......................................               --               --        416,353
   2014 ......................................               --               --         68,078
                                                 -----------------------------------------------
                                                 $    9,215,638   $    2,410,369    $ 3,661,768
                                                 ===============================================


                                                             Annual Report | 167

FRANKLIN TAX-FREE TRUST

4. INCOME TAXES (CONTINUED)

                                                 -----------------------------------------------
                                                    FRANKLIN         FRANKLIN        FRANKLIN
                                                    KENTUCKY        LOUISIANA        MARYLAND
                                                    TAX-FREE         TAX-FREE        TAX-FREE
                                                  INCOME FUND      INCOME FUND      INCOME FUND
                                                 -----------------------------------------------
Capital loss carryforwards expiring in:
   2008 ......................................   $      305,529   $      502,431    $        --
   2009 ......................................               --          171,149        614,259
   2010 ......................................          413,791               --        119,821
   2011 ......................................               --               --             --
   2012 ......................................        1,264,854        1,281,282             --
   2013 ......................................          253,770          240,220        727,384
   2014 ......................................           65,408               --             --
                                                 -----------------------------------------------
                                                 $    2,303,352   $    2,195,082    $ 1,461,464
                                                 ===============================================

                                                 -----------------------------------------------
                                                    FRANKLIN         FRANKLIN        FRANKLIN
                                                    MISSOURI      NORTH CAROLINA     VIRGINIA
                                                    TAX-FREE         TAX-FREE        TAX-FREE
                                                  INCOME FUND      INCOME FUND      INCOME FUND
                                                 -----------------------------------------------
Capital loss carryforwards expiring in:
   2008 ......................................   $           --   $           --    $ 1,873,452
   2009 ......................................          955,836        2,030,203      1,407,973
   2010 ......................................               --               --      1,188,255
   2011 ......................................          316,094               --             --
   2012 ......................................        1,619,914          335,790      1,236,561
   2013 ......................................        1,384,535               --             --
                                                 -----------------------------------------------
                                                 $    4,276,379   $    2,365,993    $ 5,706,241
                                                 ===============================================

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2006, the Franklin Florida Tax-Free Income Fund, the Franklin Georgia Tax-Free Income Fund and the Franklin Louisiana Tax-Free Income Fund deferred realized capital losses of $19,563, $24,968 and $65,513, respectively.


168 | Annual Report

FRANKLIN TAX-FREE TRUST

4. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended February 28, 2006 and 2005, was as follows:

                                                 -----------------------------------------------------------
                                                        FRANKLIN ALABAMA              FRANKLIN FLORIDA
                                                      TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                 -----------------------------------------------------------
                                                      2006           2005           2006           2005
                                                 -----------------------------------------------------------
Distributions paid from - tax exempt income ...   $ 11,276,060   $ 10,944,967   $ 76,736,922   $ 77,218,665
                                                 -----------------------------------------------------------

                                                 -----------------------------------------------------------
                                                        FRANKLIN GEORGIA             FRANKLIN KENTUCKY
                                                      TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                 -----------------------------------------------------------
                                                      2006           2005           2006           2005
                                                 -----------------------------------------------------------
Distributions paid from - tax exempt income ...   $  9,286,487   $  8,733,899   $  4,888,713   $  4,775,453
                                                 -----------------------------------------------------------

                                                 -----------------------------------------------------------
                                                       FRANKLIN LOUISIANA            FRANKLIN MARYLAND
                                                      TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                 -----------------------------------------------------------
                                                      2006           2005           2006           2005
                                                 -----------------------------------------------------------
Distributions paid from - tax exempt income ...   $  9,128,539   $  8,844,258   $ 16,952,225   $ 16,260,788
                                                 -----------------------------------------------------------

                                                 -----------------------------------------------------------
                                                      FRANKLIN MISSOURI           FRANKLIN NORTH CAROLINA
                                                     TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                 -----------------------------------------------------------
                                                      2006           2005           2006           2005
                                                 -----------------------------------------------------------
Distributions paid from - tax exempt income ...   $ 25,679,628   $ 24,033,425   $ 23,080,856   $ 21,193,013
                                                 -----------------------------------------------------------

                                                                              ------------------------------
                                                                                     FRANKLIN VIRGINIA
                                                                                    TAX-FREE INCOME FUND
                                                                              ------------------------------
                                                                                    2006           2005
                                                                              ------------------------------
Distributions paid from - tax exempt income ................................    $ 21,414,040   $ 20,279,705
                                                                              ------------------------------


                                                             Annual Report | 169

FRANKLIN TAX-FREE TRUST

4. INCOME TAXES (CONTINUED)

At February 28, 2006, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

                                                                    ------------------------------------------------------
                                                                        FRANKLIN          FRANKLIN          FRANKLIN
                                                                         ALABAMA           FLORIDA           GEORGIA
                                                                        TAX-FREE          TAX-FREE          TAX-FREE
                                                                       INCOME FUND       INCOME FUND       INCOME FUND
                                                                    ------------------------------------------------------
Cost of investments ..............................................   $   258,274,713   $ 1,615,882,550   $   233,572,046
                                                                    ======================================================
Unrealized appreciation ..........................................   $    13,763,478   $   115,685,313   $    13,863,616
Unrealized depreciation ..........................................           (12,804)         (103,587)         (234,545)
                                                                    ------------------------------------------------------
Net unrealized appreciation (depreciation) .......................   $    13,750,674   $   115,581,726   $    13,629,071
                                                                    ======================================================
Distributable earnings - undistributed tax exempt income .........   $        59,029   $       613,263   $        66,717
                                                                    ======================================================

                                                                    ------------------------------------------------------
                                                                        FRANKLIN          FRANKLIN          FRANKLIN
                                                                        KENTUCKY          LOUISIANA         MARYLAND
                                                                        TAX-FREE          TAX-FREE          TAX-FREE
                                                                       INCOME FUND       INCOME FUND       INCOME FUND
                                                                    ------------------------------------------------------
Cost of investments ..............................................   $   120,953,209   $   198,918,737   $   407,141,355
                                                                    ======================================================
Unrealized appreciation ..........................................   $     6,113,208   $     9,723,738   $    19,546,927
Unrealized depreciation ..........................................           (65,407)         (397,511)          (25,562)
                                                                    ------------------------------------------------------
Net unrealized appreciation (depreciation) .......................   $     6,047,801   $     9,326,227   $    19,521,365
                                                                    ======================================================
Distributable earnings - undistributed tax exempt income .........   $        44,882   $        73,853   $       215,710
                                                                    ======================================================

                                                                    ------------------------------------------------------
                                                                        FRANKLIN          FRANKLIN          FRANKLIN
                                                                        MISSOURI       NORTH CAROLINA       VIRGINIA
                                                                        TAX-FREE          TAX-FREE          TAX-FREE
                                                                       INCOME FUND       INCOME FUND       INCOME FUND
                                                                    ------------------------------------------------------
Cost of investments ..............................................   $   590,853,127   $   569,061,266   $   493,547,841
                                                                    ======================================================
Unrealized appreciation ..........................................   $    33,184,287   $    29,416,363   $    27,621,966
Unrealized depreciation ..........................................          (486,830)         (169,200)          (52,010)
                                                                    ------------------------------------------------------
Net unrealized appreciation (depreciation) .......................   $    32,697,457   $    29,247,163   $    27,569,956
                                                                    ======================================================
Distributable earnings - undistributed tax exempt income .........   $       140,668   $       231,495   $       230,867
                                                                    ======================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.


170 | Annual Report

FRANKLIN TAX-FREE TRUST

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2006, were as follows:

                                         -----------------------------------------------------
                                             FRANKLIN          FRANKLIN          FRANKLIN
                                              ALABAMA           FLORIDA           GEORGIA
                                             TAX-FREE          TAX-FREE          TAX-FREE
                                            INCOME FUND       INCOME FUND       INCOME FUND
                                         -----------------------------------------------------
Purchases .............................   $    52,477,675   $   217,995,069   $    55,743,607
Sales .................................   $    33,576,994   $   158,080,321   $    19,155,416

                                         -----------------------------------------------------
                                             FRANKLIN          FRANKLIN          FRANKLIN
                                             KENTUCKY          LOUISIANA         MARYLAND
                                             TAX-FREE          TAX-FREE          TAX-FREE
                                            INCOME FUND       INCOME FUND       INCOME FUND
                                         -----------------------------------------------------
Purchases .............................   $    25,805,840   $    26,639,105   $    82,456,921
Sales .................................   $    10,917,244   $    20,324,238   $    31,864,349

                                         -----------------------------------------------------
                                             FRANKLIN           FRANKLIN         FRANKLIN
                                             MISSOURI        NORTH CAROLINA      VIRGINIA
                                             TAX-FREE          TAX-FREE          TAX-FREE
                                            INCOME FUND       INCOME FUND       INCOME FUND
                                         -----------------------------------------------------
Purchases .............................   $   145,955,928   $   120,771,581   $    69,978,583
Sales .................................   $    91,220,283   $    27,226,750   $    28,696,166

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state. Such concentration may subject the funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states.

7. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


                                                             Annual Report | 171

FRANKLIN TAX-FREE TRUST

7. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Trust did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


172 | Annual Report

FRANKLIN TAX-FREE TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the "Funds") at February 28, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

April 12, 2006


                                                             Annual Report | 173

FRANKLIN TAX-FREE TRUST

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2006. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2007, shareholders will be notified of amounts for use in preparing their 2006 income tax returns.


174 | Annual Report

FRANKLIN TAX-FREE TRUST

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Trustee         Since 1984         140                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                           company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)       Trustee         Since 1989         141                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee         Since 1998         136                        Director, Amerada Hess Corporation
One Franklin Parkway                                                                           (exploration and refining of oil and
San Mateo, CA 94403-1906                                                                       gas), H.J. Heinz Company (processed
                                                                                               foods and allied products), RTI
                                                                                               International Metals, Inc.
                                                                                               (manufacture and distribution of
                                                                                               titanium), Canadian National Railway
                                                                                               (railroad), and White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee         Since 1984         114                        Director, Center for Creative Land
One Franklin Parkway                                                                           Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 175

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)         Trustee         Since 1992         140                        Director, Martek Biosciences
One Franklin Parkway                                                                           Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                       (biotechnology), and Overstock.com
                                                                                               (Internet services); and FORMERLY,
                                                                                               Director, MCI Communication
                                                                                               Corporation (subsequently known as
                                                                                               MCI WorldCom, Inc. and WorldCom,
                                                                                               Inc.) (communications services)
                                                                                               (1988-2002), White Mountains
                                                                                               Insurance Group, Ltd. (holding
                                                                                               company) (1987-2004) and Spacehab,
                                                                                               Inc. (aerospace services)
                                                                                               (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee         Since June 2005    103                        Director, White Mountains Insurance
One Franklin Parkway                                                                           Group, Ltd. (holding company),
San Mateo, CA 94403-1906                                                                       Amerada Hess Corporation
                                                                                               (exploration and refining of oil and
                                                                                               gas) and Sentient Jet (private jet
                                                                                               service); and FORMERLY, Director,
                                                                                               Becton Dickinson and Company
                                                                                               (medical technology), Cooper
                                                                                               Industries, Inc. (electrical
                                                                                               products and tools and hardware),
                                                                                               Health Net, Inc. (formerly,
                                                                                               Foundation Health) (integrated
                                                                                               managed care), The Hertz
                                                                                               Corporation, Pacific Southwest
                                                                                               Airlines, The RCA Corporation,
                                                                                               Unicom (formerly, Commonwealth
                                                                                               Edison) and UAL Corporation
                                                                                               (airlines).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


176 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and     Since 1984         140                        None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee,        Trustee since      123                        None
One Franklin Parkway             President and   1984, President
San Mateo, CA 94403-1906         Chief           since 1993 and
                                 Executive       Chief Executive
                                 Officer -       Officer -
                                 Investment      Investment
                                 Management      Management
                                                 since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (1959)            Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)           Vice President  Since 1986         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (1965)     Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 177

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Chief              Not Applicable             Not Applicable
One Franklin Parkway             Compliance      Compliance
San Mateo, CA 94403-1906         Officer and     Officer since
                                 Vice President  2004 and Vice
                                 - AML           President -
                                 Compliance      AML Compliance
                                                 since
                                                 March 2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer       Since 2004         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)            Secretary       Since October      Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 33 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


178 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since October      Not Applicable             Not Applicable
One Franklin Parkway                             2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief           Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 179

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (1961)              Vice President  Since 2000         Not Applicable             None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments trust complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


180 | Annual Report

FRANKLIN TAX-FREE TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board,


                                                             Annual Report | 181

FRANKLIN TAX-FREE TRUST

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for each Fund showed its investment performance or that of its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2005, and for additional periods ended that date up to ten years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed that the income return for each Fund was either in the highest quintile or second-highest quintile of its performance universe during the one-year period, as well as during each of the previous year periods shown on an annualized basis. The Lipper reports showed the total return for each Fund to be either in the highest quintile or second-highest quintile of its performance universe for the one-year period with varying results for prior periods, depending on the particular Fund. The Board expressed satisfaction with such performance, noting that the investment objective of each of the Funds is to obtain a high level of tax-exempt income.


182 | Annual Report

FRANKLIN TAX-FREE TRUST

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratios of each Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the investment management fee charged each Fund in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes an administrative charge as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper report showed that the effective management fee rate for each Fund, with the exception of one small fund discussed below, was in either the lowest quintile or second-lowest quintile of its Lipper expense group and that the actual total costs for all Funds were in the lowest quintile of their respective Lipper expense groups. The effective management fee rate for Franklin Kentucky Tax-Free Income Fund was within five basis points of the median for its Lipper expense group. This Fund is one of the three smallest funds within Franklin Tax-Free Trust and the Manager absorbed expenses so that the actual management fee paid was below the effective management fee rate. Based on the above, the Board was satisfied with the management fee and total expenses of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Funds, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure


                                                             Annual Report | 183

FRANKLIN TAX-FREE TRUST

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Funds' investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.65% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at the $10 billion asset level thereafter. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund's assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders.


184 | Annual Report

FRANKLIN TAX-FREE TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                             Annual Report | 185

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LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
 Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
 Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
 U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
 Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
New York Intermediate-Term
 Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.  Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                              Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON                  One Franklin Parkway
   INVESTMENTS                      San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF2 A2006 04/06








                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           FEBRUARY 28, 2006
--------------------------------------------------------------------------------

                                                         Franklin Arizona
                                                         Tax-Free Income Fund

                                                         Franklin Colorado
                                                         Tax-Free Income Fund

                                                         Franklin Connecticut
                                                         Tax-Free Income Fund

                                                         Franklin Double
                                                         Tax-Free Income Fund

                                                         Franklin Federal
                                                         Intermediate-Term
                                                         Tax-Free Income Fund

                                                         Franklin Federal
                                                         Limited-Term
                                                         Tax-Free Income Fund

                                                         Franklin High Yield
                                                         Tax-Free Income Fund

                                                         Franklin New Jersey
                                                         Tax-Free Income Fund

                                                         Franklin Oregon
                                                         Tax-Free Income Fund

                                                         Franklin Pennsylvania
                                                         Tax-Free Income Fund

--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER               TAX-FREE INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                 FRANKLIN TAX-FREE TRUST
                                                     Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ....................................................     1

SPECIAL FEATURE:

Understanding Interest Rates ..........................................     4

ANNUAL REPORT

Municipal Bond Market Overview ........................................     7

Investment Strategy and Manager's Discussion ..........................     9

Franklin Arizona Tax-Free Income Fund .................................    10

Franklin Colorado Tax-Free Income Fund ................................    20

Franklin Connecticut Tax-Free Income Fund .............................    29

Franklin Double Tax-Free Income Fund ..................................    37

Franklin Federal Intermediate-Term Tax-Free Income Fund ...............    45

Franklin Federal Limited-Term Tax-Free Income Fund ....................    53

Franklin High Yield Tax-Free Income Fund ..............................    60

Franklin New Jersey Tax-Free Income Fund ..............................    70

Franklin Oregon Tax-Free Income Fund ..................................    79

Franklin Pennsylvania Tax-Free Income Fund ............................    88

Financial Highlights and Statements of Investments ....................    98

Financial Statements ..................................................   199

Notes to Financial Statements .........................................   213

Report of Independent Registered Public Accounting Firm ...............   230

Tax Designation .......................................................   231

Board Members and Officers ............................................   232

Shareholder Information ...............................................   238

--------------------------------------------------------------------------------


Annual Report

Municipal Bond Market Overview

For the year ended February 28, 2006, the municipal bond market performed comparatively well as the fixed income markets continued to face a tightening Federal Reserve Board (Fed) policy, volatile oil prices, increased inflation expectations, concerns about the dollar, mixed economic releases and the aftermath of Hurricanes Katrina and Rita. In the recent interest rate environment, municipal bonds, which have domestic tax advantages, outperformed U.S. Treasury bonds. The Lehman Brothers Municipal Bond Index returned +3.87% for the period, while the Lehman Brothers U.S. Treasury Index returned
+2.73%. 1

During the reporting period, longer-term yields generally declined while shorter-term yields increased as the Fed followed its tightening policy and raised the federal funds target rate from 2.50% to 4.50%. Demand persisted from foreign and domestic buyers who continued to buy intermediate- and longer-term Treasury bonds as they sought relatively higher yields and expected inflation to remain fairly contained. Throughout much of the reporting period, rising short-term rates and declining longer-term rates resulted in a flattening of the yield curve (the spread between yields of short-term and long-term bonds). Toward the end of December, shorter- and intermediate-term interest rates began to converge and eventually the Treasury yield curve inverted, meaning short-term rates grew higher than those on longer-maturity bonds. Over the 12-month reporting period, 2-year Treasury yields increased 110 basis points (100 basis points equal one percentage point), while 10-year Treasury yields rose 19 basis points and 30-year Treasury yields declined 21 basis points. On February 28, 2006, the 2-year Treasury note yielded 4.69%, the 10-year Treasury note yielded 4.55% and the 30-year Treasury bond yielded 4.51%. The municipal yield curve also flattened over the reporting period but remained steeper than the Treasury curve. According to Municipal Market Data, the 2-year municipal note yield rose 85 basis points and the 10-year increased 10 basis points, while 30-year municipal yields decreased 21 basis points during the period. 2 Consequently, long-maturity municipal bonds continued to perform comparatively well.

1. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

2.    Source: Thomson Financial.


                                                               Annual Report | 7

Motivated by a relatively low interest rate environment, along with expectations that rates might continue to rise, municipal bond issuers actively refunded higher yielding outstanding debt and accessed the debt market to finance capital needs. As a result, the municipal bond market had record issuance with more than $408 billion in new deals nationally for 2005. 3 Refunding deals represented more than $130 billion. 3 Just as homebuyers seek to lower their mortgage rates, municipalities tend to borrow more when interest rates are low. So far in 2006, supply has been lighter than in the first two months of 2005. Demand for municipal bonds remained strong over the Funds' fiscal year as investors found municipal bonds' taxable equivalent yields attractive. Healthy demand came from a wide range of traditional buyers such as mutual funds, individuals, and property and casualty companies, and also from nontraditional crossover participants. Crossover buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive, as they were during the reporting period. This broad base of buyers and tight bond supply supported the municipal bond market.

3.    Source: THE BOND BUYER.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS ARE FROM SOURCES CONSIDERED RELIABLE.


8 | Annual Report

Investment Strategy and Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a relatively steep municipal yield curve compared to Treasuries favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features for the long-term funds, 10 to 13 years for the intermediate-term fund, and 5 years or less for the limited-term fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 9

Franklin Arizona Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Arizona Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin Arizona Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/06**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .................   58.3%
AA ..................    6.5%
A ...................   10.4%
BBB .................   22.0%
Not Rated by S&P ....    2.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.


RATINGS                 MOODY'S    INTERNAL
AAA or Aaa                 1.4%        0.3%
AA or Aa                   0.2%          --
A                          0.5%          --
BBB or Baa                 0.2%        0.2%
-------------------------------------------
Total                      2.3%        0.5%

--------------------------------------------------------------------------------

This annual report for Franklin Arizona Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, decreased from $11.21 on February 28, 2005, to $11.09 on February 28, 2006. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 101.


10 | Annual Report

DIVIDEND DISTRIBUTIONS 2

Franklin Arizona Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                DIVIDEND PER SHARE
                                     ------------------------------------------
MONTH                                  CLASS A        CLASS B        CLASS C
--------------------------------------------------------------------------------
March                                 4.01 cents     3.49 cents     3.49 cents
--------------------------------------------------------------------------------
April                                 4.01 cents     3.49 cents     3.49 cents
--------------------------------------------------------------------------------
May                                   4.01 cents     3.49 cents     3.49 cents
--------------------------------------------------------------------------------
June                                  4.01 cents     3.50 cents     3.49 cents
--------------------------------------------------------------------------------
July                                  4.01 cents     3.50 cents     3.49 cents
--------------------------------------------------------------------------------
August                                4.01 cents     3.50 cents     3.49 cents
--------------------------------------------------------------------------------
September                             4.01 cents     3.51 cents     3.49 cents
--------------------------------------------------------------------------------
October                               4.01 cents     3.51 cents     3.49 cents
--------------------------------------------------------------------------------
November                              4.01 cents     3.51 cents     3.49 cents
--------------------------------------------------------------------------------
December                              4.01 cents     3.51 cents     3.51 cents
--------------------------------------------------------------------------------
January                               4.01 cents     3.51 cents     3.51 cents
--------------------------------------------------------------------------------
February                              4.01 cents     3.51 cents     3.51 cents
--------------------------------------------------------------------------------
TOTAL                                48.12 CENTS    42.03 CENTS    41.94 CENTS
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 48.12 cents per share for the reporting period. 2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.08% based on an annualization of the current 3.94 cent per share dividend and the maximum offering price of $11.58 on February 28, 2006. An investor in the 2006 maximum combined effective federal and Arizona personal income tax bracket of 38.28% would need to earn a distribution rate of 6.61% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

STATE UPDATE

Arizona is the nation's second-fastest growing state, behind Nevada, in terms of population. This expansion, more than 50% since 1990, has been driven by relatively cheap housing and land costs, as well as notable employment growth in tourism and high-technology manufacturing. 3 The state's expanding and

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.    Source: Standard & Poor's, "State Review: Arizona," RATINGSDIRECT,
      12/1/05.


                                                              Annual Report | 11
diverse economy now includes a balanced mix of services, trade, finance, insurance, real estate and manufacturing, allowing a departure from its prior dependence on natural resources. This widening economic scope has also reinvigorated employment and personal income growth trends following slower and flat performance in recent years, and in February 2006 Arizona's 4.4% unemployment rate was below the 4.8% national average. 4 In fiscal year 2005, statewide personal income growth was estimated at 7.5%, exceeding that of the prior three years (about 4.7%) and the national growth rate of 5.7%. 5

The influx of new residents, economic improvement and rising income levels translated into strong sales tax growth, which along with a sharp rise in individual and corporate tax collections has allowed Arizona's revenues to improve considerably. The state has a track record of reasonably good budgetary and financial management, notwithstanding significant education, services and infrastructure spending pressures stemming from the population spike and various voter-initiated mandates. Arizona began fiscal year 2006 with a better-than-expected fund balance of $643 million and a robust budget stabilization ("rainy day") fund that grew to $165 million from just $14 million in the prior fiscal year. 3

In accordance with the Arizona constitution, the state cannot issue general obligation bonds, resulting in relatively low debt levels. Nonetheless, the state increased debt issuance for fiscal year 2006, designed to fund a multitude of projects such as industrial development, state office and prison facilities, and school construction and special education programs. Although the new issuance added to the state's debt load, debt ratios remained moderate.

According to independent credit agency Moody's Investors Service, Arizona's credit outlook is stable, which reflects an established trend of economic recovery that has benefited state finances after two years of economic weakness and fiscal strain. Moody's expects the state to successfully address spending pressures in education, health care, social services and corrections over the next several years and maintain a reasonably good general fund liquidity profile.

4.    Source: Bureau of Labor Statistics.

5.    Source: Moody's Investors Service, "New Issue: Arizona (State of),"
      9/22/05.


12 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN

Franklin Arizona Tax-Free Income Fund 2/28/06

----------------------------------------------------------------
                                                    % OF TOTAL
                                         LONG-TERM INVESTMENTS*
----------------------------------------------------------------
Prerefunded                                               16.9%
----------------------------------------------------------------
Hospital & Health Care                                    16.0%
----------------------------------------------------------------
Utilities                                                 13.6%
----------------------------------------------------------------
Other Revenue                                             11.3%
----------------------------------------------------------------
Higher Education                                          10.6%
----------------------------------------------------------------
Tax-Supported                                              9.7%
----------------------------------------------------------------
General Obligation                                         8.8%
----------------------------------------------------------------
Transportation                                             7.0%
----------------------------------------------------------------
Subject to Government Appropriations                       3.8%
----------------------------------------------------------------
Housing                                                    2.1%
----------------------------------------------------------------
Corporate-Backed                                           0.2%
----------------------------------------------------------------

*     Does not include short-term investments or other net assets.


                                                              Annual Report | 13

Performance Summary as of 2/28/06

FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------
CLASS A   (SYMBOL: FTAZX)                          CHANGE  2/28/06  2/28/05
----------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.12  $ 11.09  $ 11.21
----------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
----------------------------------------------------------------------------
Dividend Income                           $0.4812
----------------------------------------------------------------------------
CLASS B   (SYMBOL: FBAZX)                          CHANGE  2/28/06  2/28/05
----------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.12  $ 11.15  $ 11.27
----------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
----------------------------------------------------------------------------
Dividend Income                           $0.4203
----------------------------------------------------------------------------
CLASS C   (SYMBOL: FAZIX)                          CHANGE  2/28/06  2/28/05
----------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.12  $ 11.20  $ 11.32
----------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
----------------------------------------------------------------------------
Dividend Income                           $0.4194
----------------------------------------------------------------------------


14 | Annual Report

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------
CLASS A                                                  1-YEAR      5-YEAR        10-YEAR
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +3.25%     +29.72%        +65.18%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2                            -1.16%      +4.43%         +4.69%
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                       -1.37%      +4.14%         +4.73%
-------------------------------------------------------------------------------------------------
   Distribution Rate 4                         4.08%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.61%
-------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.53%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.72%
-------------------------------------------------------------------------------------------------
CLASS B                                                  1-YEAR      5-YEAR   INCEPTION (2/1/00)
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +2.68%     +26.40%        +41.18%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2                            -1.28%      +4.46%         +5.84%
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                       -1.62%      +4.14%         +5.63%
-------------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.69%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      5.98%
-------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.15%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.10%
-------------------------------------------------------------------------------------------------
CLASS C                                                  1-YEAR      5-YEAR        10-YEAR
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +2.66%     +26.40%        +56.69%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2                            +1.67%      +4.80%         +4.59%
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                       +1.31%      +4.46%         +4.62%
-------------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.66%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      5.93%
-------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.16%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.12%
-------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 15

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS A                            2/28/06
-------------------------------------------
1-Year                              -1.16%
-------------------------------------------
5-Year                              +4.43%
-------------------------------------------
10-Year                             +4.69%
-------------------------------------------

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Arizona
               Tax-Free Income Fund       Lehman Brothers
   Date             (Class A)          Municipal Bond Index 7       CPI 7
----------     --------------------    -----------------------     -------
  3/1/1996            $ 9,578                   $10,000            $10,000
 3/31/1996            $ 9,472                   $ 9,872            $10,052
 4/30/1996            $ 9,458                   $ 9,844            $10,090
 5/31/1996            $ 9,469                   $ 9,840            $10,110
 6/30/1996            $ 9,585                   $ 9,948            $10,116
 7/31/1996            $ 9,648                   $10,038            $10,136
 8/31/1996            $ 9,656                   $10,036            $10,155
 9/30/1996            $ 9,789                   $10,176            $10,187
10/31/1996            $ 9,878                   $10,291            $10,219
11/30/1996            $10,021                   $10,479            $10,239
12/31/1996            $ 9,996                   $10,435            $10,239
 1/31/1997            $10,016                   $10,455            $10,271
 2/28/1997            $10,098                   $10,551            $10,303
 3/31/1997            $ 9,983                   $10,410            $10,329
 4/30/1997            $10,066                   $10,497            $10,342
 5/31/1997            $10,185                   $10,655            $10,336
 6/30/1997            $10,279                   $10,769            $10,349
 7/31/1997            $10,519                   $11,067            $10,362
 8/31/1997            $10,447                   $10,963            $10,381
 9/30/1997            $10,560                   $11,093            $10,407
10/31/1997            $10,618                   $11,165            $10,433
11/30/1997            $10,685                   $11,231            $10,426
12/31/1997            $10,822                   $11,394            $10,413
 1/31/1998            $10,909                   $11,512            $10,433
 2/28/1998            $10,921                   $11,515            $10,452
 3/31/1998            $10,920                   $11,525            $10,471
 4/30/1998            $10,901                   $11,474            $10,491
 5/31/1998            $11,036                   $11,655            $10,510
 6/30/1998            $11,070                   $11,701            $10,523
 7/31/1998            $11,099                   $11,730            $10,536
 8/31/1998            $11,236                   $11,911            $10,549
 9/30/1998            $11,372                   $12,060            $10,562
10/31/1998            $11,360                   $12,060            $10,587
11/30/1998            $11,398                   $12,102            $10,587
12/31/1998            $11,411                   $12,132            $10,581
 1/31/1999            $11,530                   $12,277            $10,607
 2/28/1999            $11,487                   $12,223            $10,620
 3/31/1999            $11,525                   $12,240            $10,652
 4/30/1999            $11,543                   $12,271            $10,730
 5/31/1999            $11,499                   $12,200            $10,730
 6/30/1999            $11,327                   $12,024            $10,730
 7/31/1999            $11,355                   $12,068            $10,762
 8/31/1999            $11,208                   $11,971            $10,788
 9/30/1999            $11,195                   $11,976            $10,839
10/31/1999            $10,994                   $11,846            $10,859
11/30/1999            $11,075                   $11,972            $10,865
12/31/1999            $10,967                   $11,883            $10,865
 1/31/2000            $10,879                   $11,831            $10,897
 2/29/2000            $11,004                   $11,969            $10,962
 3/31/2000            $11,269                   $12,230            $11,052
 4/30/2000            $11,202                   $12,158            $11,059
 5/31/2000            $11,135                   $12,095            $11,072
 6/30/2000            $11,403                   $12,415            $11,130
 7/31/2000            $11,564                   $12,588            $11,156
 8/31/2000            $11,748                   $12,782            $11,156
 9/30/2000            $11,690                   $12,715            $11,214
10/31/2000            $11,809                   $12,854            $11,233
11/30/2000            $11,884                   $12,952            $11,240
12/31/2000            $12,104                   $13,271            $11,233
 1/31/2001            $12,157                   $13,403            $11,304
 2/28/2001            $12,199                   $13,446            $11,349
 3/31/2001            $12,286                   $13,566            $11,375
 4/30/2001            $12,169                   $13,419            $11,420
 5/31/2001            $12,269                   $13,563            $11,472
 6/30/2001            $12,391                   $13,654            $11,491
 7/31/2001            $12,606                   $13,857            $11,459
 8/31/2001            $12,764                   $14,085            $11,459
 9/30/2001            $12,702                   $14,038            $11,511
10/31/2001            $12,755                   $14,205            $11,472
11/30/2001            $12,575                   $14,085            $11,453
12/31/2001            $12,465                   $13,952            $11,407
 1/31/2002            $12,601                   $14,194            $11,433
 2/28/2002            $12,762                   $14,365            $11,478
 3/31/2002            $12,531                   $14,083            $11,543
 4/30/2002            $12,717                   $14,359            $11,607
 5/31/2002            $12,760                   $14,446            $11,607
 6/30/2002            $12,874                   $14,599            $11,614
 7/31/2002            $13,038                   $14,786            $11,627
 8/31/2002            $13,190                   $14,964            $11,666
 9/30/2002            $13,500                   $15,292            $11,685
10/31/2002            $13,237                   $15,038            $11,704
11/30/2002            $13,168                   $14,976            $11,704
12/31/2002            $13,420                   $15,292            $11,679
 1/31/2003            $13,375                   $15,253            $11,730
 2/28/2003            $13,566                   $15,466            $11,821
 3/31/2003            $13,583                   $15,476            $11,892
 4/30/2003            $13,675                   $15,578            $11,866
 5/31/2003            $14,007                   $15,943            $11,846
 6/30/2003            $13,998                   $15,875            $11,859
 7/31/2003            $13,507                   $15,319            $11,872
 8/31/2003            $13,613                   $15,434            $11,917
 9/30/2003            $14,014                   $15,887            $11,956
10/31/2003            $13,968                   $15,807            $11,943
11/30/2003            $14,140                   $15,972            $11,911
12/31/2003            $14,272                   $16,104            $11,898
 1/31/2004            $14,431                   $16,197            $11,956
 2/29/2004            $14,655                   $16,440            $12,021
 3/31/2004            $14,632                   $16,383            $12,098
 4/30/2004            $14,240                   $15,995            $12,137
 5/31/2004            $14,152                   $15,937            $12,208
 6/30/2004            $14,220                   $15,995            $12,247
 7/31/2004            $14,487                   $16,205            $12,227
 8/31/2004            $14,782                   $16,530            $12,234
 9/30/2004            $14,891                   $16,618            $12,260
10/31/2004            $15,041                   $16,761            $12,324
11/30/2004            $14,920                   $16,623            $12,331
12/31/2004            $15,137                   $16,826            $12,285
 1/31/2005            $15,341                   $16,983            $12,311
 2/28/2005            $15,327                   $16,927            $12,382
 3/31/2005            $15,259                   $16,820            $12,479
 4/30/2005            $15,520                   $17,085            $12,563
 5/31/2005            $15,644                   $17,206            $12,550
 6/30/2005            $15,727                   $17,313            $12,556
 7/31/2005            $15,644                   $17,234            $12,615
 8/31/2005            $15,661                   $17,408            $12,679
 9/30/2005            $15,552                   $17,291            $12,834
10/31/2005            $15,439                   $17,186            $12,860
11/30/2005            $15,496                   $17,269            $12,757
12/31/2005            $15,651                   $17,417            $12,705
 1/31/2006            $15,667                   $17,464            $12,802
 2/28/2006            $15,821                   $17,581            $12,828

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS B                            2/28/06
-------------------------------------------
1-Year                              -1.28%
-------------------------------------------
5-Year                              +4.46%
-------------------------------------------
Since Inception (2/1/00)            +5.84%
-------------------------------------------

CLASS B (2/1/00-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Arizona
               Tax-Free Income Fund       Lehman Brothers
   Date             (Class B)          Municipal Bond Index 7       CPI 7
----------   -------------------------  -----------------------   -------
  2/1/2000            $10,000                   $10,000           $10,000
 2/29/2000            $10,105                   $10,116           $10,059
 3/31/2000            $10,343                   $10,337           $10,142
 4/30/2000            $10,286                   $10,276           $10,148
 5/31/2000            $10,221                   $10,223           $10,160
 6/30/2000            $10,461                   $10,494           $10,213
 7/31/2000            $10,613                   $10,640           $10,237
 8/31/2000            $10,775                   $10,804           $10,237
 9/30/2000            $10,718                   $10,747           $10,290
10/31/2000            $10,821                   $10,865           $10,308
11/30/2000            $10,895                   $10,947           $10,314
12/31/2000            $11,081                   $11,217           $10,308
 1/31/2001            $11,124                   $11,328           $10,373
 2/28/2001            $11,158                   $11,364           $10,415
 3/31/2001            $11,242                   $11,466           $10,438
 4/30/2001            $11,120                   $11,342           $10,480
 5/31/2001            $11,215                   $11,464           $10,527
 6/30/2001            $11,322                   $11,541           $10,545
 7/31/2001            $11,512                   $11,712           $10,515
 8/31/2001            $11,651                   $11,905           $10,515
 9/30/2001            $11,588                   $11,865           $10,563
10/31/2001            $11,632                   $12,006           $10,527
11/30/2001            $11,474                   $11,905           $10,509
12/31/2001            $11,358                   $11,792           $10,468
 1/31/2002            $11,476                   $11,997           $10,492
 2/28/2002            $11,627                   $12,141           $10,533
 3/31/2002            $11,402                   $11,903           $10,592
 4/30/2002            $11,575                   $12,136           $10,652
 5/31/2002            $11,598                   $12,210           $10,652
 6/30/2002            $11,707                   $12,339           $10,658
 7/31/2002            $11,850                   $12,498           $10,669
 8/31/2002            $11,971                   $12,648           $10,705
 9/30/2002            $12,257                   $12,925           $10,723
10/31/2002            $12,014                   $12,711           $10,741
11/30/2002            $11,946                   $12,658           $10,741
12/31/2002            $12,168                   $12,925           $10,717
 1/31/2003            $12,122                   $12,892           $10,764
 2/28/2003            $12,299                   $13,072           $10,847
 3/31/2003            $12,298                   $13,080           $10,912
 4/30/2003            $12,375                   $13,167           $10,889
 5/31/2003            $12,668                   $13,475           $10,871
 6/30/2003            $12,655                   $13,418           $10,883
 7/31/2003            $12,207                   $12,948           $10,895
 8/31/2003            $12,297                   $13,045           $10,936
 9/30/2003            $12,652                   $13,428           $10,972
10/31/2003            $12,604                   $13,361           $10,960
11/30/2003            $12,753                   $13,500           $10,930
12/31/2003            $12,866                   $13,612           $10,918
 1/31/2004            $13,003                   $13,690           $10,972
 2/29/2004            $13,198                   $13,896           $11,031
 3/31/2004            $13,171                   $13,847           $11,102
 4/30/2004            $12,814                   $13,519           $11,137
 5/31/2004            $12,740                   $13,470           $11,203
 6/30/2004            $12,795                   $13,519           $11,238
 7/31/2004            $13,028                   $13,697           $11,220
 8/31/2004            $13,286                   $13,972           $11,226
 9/30/2004            $13,377                   $14,046           $11,250
10/31/2004            $13,505                   $14,167           $11,309
11/30/2004            $13,391                   $14,050           $11,315
12/31/2004            $13,578                   $14,221           $11,274
 1/31/2005            $13,754                   $14,354           $11,297
 2/28/2005            $13,736                   $14,307           $11,363
 3/31/2005            $13,681                   $14,216           $11,451
 4/30/2005            $13,895                   $14,441           $11,528
 5/31/2005            $13,999                   $14,543           $11,517
 6/30/2005            $14,067                   $14,633           $11,523
 7/31/2005            $13,986                   $14,567           $11,576
 8/31/2005            $13,993                   $14,714           $11,635
 9/30/2005            $13,889                   $14,615           $11,777
10/31/2005            $13,783                   $14,526           $11,801
11/30/2005            $13,827                   $14,596           $11,706
12/31/2005            $13,959                   $14,721           $11,659
 1/31/2006            $13,967                   $14,761           $11,748
 2/28/2006            $14,118                   $14,860           $11,771


16 | Annual Report

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin Arizona
               Tax-Free Income Fund       Lehman Brothers
   Date             (Class C)          Municipal Bond Index 7       CPI 7
----------   -------------------------  -----------------------   -------
  3/1/1996            $10,000                   $10,000           $10,000
 3/31/1996            $ 9,895                   $ 9,872           $10,052
 4/30/1996            $ 9,876                   $ 9,844           $10,090
 5/31/1996            $ 9,884                   $ 9,840           $10,110
 6/30/1996            $ 9,989                   $ 9,948           $10,116
 7/31/1996            $10,059                   $10,038           $10,136
 8/31/1996            $10,061                   $10,036           $10,155
 9/30/1996            $10,193                   $10,176           $10,187
10/31/1996            $10,290                   $10,291           $10,219
11/30/1996            $10,432                   $10,479           $10,239
12/31/1996            $10,401                   $10,435           $10,239
 1/31/1997            $10,408                   $10,455           $10,271
 2/28/1997            $10,489                   $10,551           $10,303
 3/31/1997            $10,377                   $10,410           $10,329
 4/30/1997            $10,458                   $10,497           $10,342
 5/31/1997            $10,576                   $10,655           $10,336
 6/30/1997            $10,659                   $10,769           $10,349
 7/31/1997            $10,902                   $11,067           $10,362
 8/31/1997            $10,833                   $10,963           $10,381
 9/30/1997            $10,943                   $11,093           $10,407
10/31/1997            $10,998                   $11,165           $10,433
11/30/1997            $11,061                   $11,231           $10,426
12/31/1997            $11,197                   $11,394           $10,413
 1/31/1998            $11,291                   $11,512           $10,433
 2/28/1998            $11,297                   $11,515           $10,452
 3/31/1998            $11,292                   $11,525           $10,471
 4/30/1998            $11,257                   $11,474           $10,491
 5/31/1998            $11,390                   $11,655           $10,510
 6/30/1998            $11,429                   $11,701           $10,523
 7/31/1998            $11,444                   $11,730           $10,536
 8/31/1998            $11,589                   $11,911           $10,549
 9/30/1998            $11,733                   $12,060           $10,562
10/31/1998            $11,705                   $12,060           $10,587
11/30/1998            $11,738                   $12,102           $10,587
12/31/1998            $11,746                   $12,132           $10,581
 1/31/1999            $11,861                   $12,277           $10,607
 2/28/1999            $11,812                   $12,223           $10,620
 3/31/1999            $11,855                   $12,240           $10,652
 4/30/1999            $11,868                   $12,271           $10,730
 5/31/1999            $11,808                   $12,200           $10,730
 6/30/1999            $11,628                   $12,024           $10,730
 7/31/1999            $11,651                   $12,068           $10,762
 8/31/1999            $11,496                   $11,971           $10,788
 9/30/1999            $11,477                   $11,976           $10,839
10/31/1999            $11,267                   $11,846           $10,859
11/30/1999            $11,344                   $11,972           $10,865
12/31/1999            $11,228                   $11,883           $10,865
 1/31/2000            $11,134                   $11,831           $10,897
 2/29/2000            $11,256                   $11,969           $10,962
 3/31/2000            $11,520                   $12,230           $11,052
 4/30/2000            $11,447                   $12,158           $11,059
 5/31/2000            $11,374                   $12,095           $11,072
 6/30/2000            $11,641                   $12,415           $11,130
 7/31/2000            $11,798                   $12,588           $11,156
 8/31/2000            $11,979                   $12,782           $11,156
 9/30/2000            $11,926                   $12,715           $11,214
10/31/2000            $12,030                   $12,854           $11,233
11/30/2000            $12,112                   $12,952           $11,240
12/31/2000            $12,328                   $13,271           $11,233
 1/31/2001            $12,365                   $13,403           $11,304
 2/28/2001            $12,402                   $13,446           $11,349
 3/31/2001            $12,495                   $13,566           $11,375
 4/30/2001            $12,361                   $13,419           $11,420
 5/31/2001            $12,466                   $13,563           $11,472
 6/30/2001            $12,584                   $13,654           $11,491
 7/31/2001            $12,795                   $13,857           $11,459
 8/31/2001            $12,949                   $14,085           $11,459
 9/30/2001            $12,880                   $14,038           $11,511
10/31/2001            $12,928                   $14,205           $11,472
11/30/2001            $12,741                   $14,085           $11,453
12/31/2001            $12,624                   $13,952           $11,407
 1/31/2002            $12,755                   $14,194           $11,433
 2/28/2002            $12,923                   $14,365           $11,478
 3/31/2002            $12,673                   $14,083           $11,543
 4/30/2002            $12,865                   $14,359           $11,607
 5/31/2002            $12,890                   $14,446           $11,607
 6/30/2002            $13,011                   $14,599           $11,614
 7/31/2002            $13,169                   $14,786           $11,627
 8/31/2002            $13,316                   $14,964           $11,666
 9/30/2002            $13,620                   $15,292           $11,685
10/31/2002            $13,351                   $15,038           $11,704
11/30/2002            $13,276                   $14,976           $11,704
12/31/2002            $13,522                   $15,292           $11,679
 1/31/2003            $13,471                   $15,253           $11,730
 2/28/2003            $13,656                   $15,466           $11,821
 3/31/2003            $13,667                   $15,476           $11,892
 4/30/2003            $13,753                   $15,578           $11,866
 5/31/2003            $14,078                   $15,943           $11,846
 6/30/2003            $14,062                   $15,875           $11,859
 7/31/2003            $13,566                   $15,319           $11,872
 8/31/2003            $13,665                   $15,434           $11,917
 9/30/2003            $14,056                   $15,887           $11,956
10/31/2003            $14,003                   $15,807           $11,943
11/30/2003            $14,167                   $15,972           $11,911
12/31/2003            $14,292                   $16,104           $11,898
 1/31/2004            $14,456                   $16,197           $11,956
 2/29/2004            $14,673                   $16,440           $12,021
 3/31/2004            $14,643                   $16,383           $12,098
 4/30/2004            $14,235                   $15,995           $12,137
 5/31/2004            $14,154                   $15,937           $12,208
 6/30/2004            $14,215                   $15,995           $12,247
 7/31/2004            $14,473                   $16,205           $12,227
 8/31/2004            $14,759                   $16,530           $12,234
 9/30/2004            $14,860                   $16,618           $12,260
10/31/2004            $15,001                   $16,761           $12,324
11/30/2004            $14,875                   $16,623           $12,331
12/31/2004            $15,082                   $16,826           $12,285
 1/31/2005            $15,277                   $16,983           $12,311
 2/28/2005            $15,270                   $16,927           $12,382
 3/31/2005            $15,196                   $16,820           $12,479
 4/30/2005            $15,433                   $17,085           $12,563
 5/31/2005            $15,562                   $17,206           $12,550
 6/30/2005            $15,637                   $17,313           $12,556
 7/31/2005            $15,534                   $17,234           $12,615
 8/31/2005            $15,557                   $17,408           $12,679
 9/30/2005            $15,426                   $17,291           $12,834
10/31/2005            $15,323                   $17,186           $12,860
11/30/2005            $15,357                   $17,269           $12,757
12/31/2005            $15,517                   $17,417           $12,705
 1/31/2006            $15,525                   $17,464           $12,802
 2/28/2006            $15,669                   $17,581           $12,828

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS C                            2/28/06
-------------------------------------------
1-Year                              +1.67%
-------------------------------------------
5-Year                              +4.80%
-------------------------------------------
10-Year                             +4.59%
-------------------------------------------

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and Arizona personal income tax rate of 38.28%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 17

Your Fund's Expenses

FRANKLIN ARIZONA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


18 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 9/1/05       VALUE 2/28/06    PERIOD* 9/1/05-2/28/06
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000             $1,010.40              $3.14
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000             $1,021.67              $3.16
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000             $1,007.70              $5.87
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000             $1,018.94              $5.91
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000             $1,007.60              $5.87
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000             $1,018.94              $5.91
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.63%; B: 1.18%; and C: 1.18%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 19

Franklin Colorado Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Colorado Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/06**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ................     68.0%
AA .................      5.8%
A ..................      7.9%
BBB ................      8.6%
Not Rated by S&P ...      9.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS         MOODY'S         FITCH   INTERNAL
AAA or Aaa         6.3%           --         --
AA or Aa           0.4%           --        0.1%
A                  1.3%          0.1%        --
BBB or Baa         0.5%          1.0%        --
-------------------------------------------------
Total              8.5%          1.1%       0.1%

--------------------------------------------------------------------------------

This annual report for Franklin Colorado Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, decreased from $12.04 on February 28, 2005, to $12.03 on February 28, 2006. The Fund's Class A shares paid dividends totaling 53.46 cents per share for the reporting

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 110.


20 | Annual Report

DIVIDEND DISTRIBUTIONS 2

Franklin Colorado Tax-Free Income Fund

--------------------------------------------------------
                                DIVIDEND PER SHARE
                          ------------------------------
MONTH                        CLASS A          CLASS C
--------------------------------------------------------
March                      4.47 cents       3.91 cents
--------------------------------------------------------
April                      4.47 cents       3.91 cents
--------------------------------------------------------
May                        4.47 cents       3.91 cents
--------------------------------------------------------
June                       4.47 cents       3.91 cents
--------------------------------------------------------
July                       4.47 cents       3.91 cents
--------------------------------------------------------
August                     4.47 cents       3.91 cents
--------------------------------------------------------
September                  4.44 cents       3.89 cents
--------------------------------------------------------
October                    4.44 cents       3.89 cents
--------------------------------------------------------
November                   4.44 cents       3.89 cents
--------------------------------------------------------
December                   4.44 cents       3.88 cents
--------------------------------------------------------
January                    4.44 cents       3.88 cents
--------------------------------------------------------
February                   4.44 cents       3.88 cents
--------------------------------------------------------
TOTAL                     53.46 CENTS      46.77 CENTS
--------------------------------------------------------

period. 2 The Performance Summary beginning on page 24 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.20% based on an annualization of the current 4.40 cent per share dividend and the maximum offering price of $12.56 on February 28, 2006. An investor in the 2006 maximum combined effective federal and Colorado personal income tax bracket of 38.01% would need to earn a distribution rate of 6.78% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Colorado's growing population and workforce are well supported by a healthy and diverse economy, subsequent employment and personal income growth,

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 21
and relatively low costs of living and doing business. Private sector jobs grew 2% in 2005 compared with 2004, slightly exceeding the national pace. 3 The professional and business services sector was especially strong, generating employment growth of 3.5% to 4.0% over the past two years, and the state's telecommunications and high-technology industries have recovered from prior softness. 3 Colorado's per-capita income levels are about 108% of the national average, while unemployment, at just 4.3% in February 2006, was well below the 4.8% national jobless rate. 4

State tax revenues have recovered substantially, with personal income tax receipts expected to be up about 15% in fiscal year 2006 compared with fiscal year 2004, while sales and use taxes are expected to rise about 9%. 3 This is a welcome turnaround from Colorado's sharp tax revenue declines of fiscal years 2002-2003 and helps stabilize its budget situation.

Colorado uses a complex system of revenue limits and spending requirements from an active voter initiative process. In addition to improved revenues, the state's fiscal condition over the next several years will benefit from voters' November 2005 approval of Referendum C, which suspended the state constitution's spending limit through 2010. Without this greater budget flexibility to retain and spend additional revenues, Colorado would have been faced with substantial tax refund requirements and associated budget cuts, as the prior spending limit calculations were based on the amount of state revenues collected at a recessionary low point in fiscal year 2003. This measure will not increase general fund balances.

Constitutional prohibitions on general obligation debt have resulted in very low debt levels. State tax-supported debt, consisting entirely of general fund lease obligations, was about $369 million or $80 per capita. 5 Although state debt issuance is expected to remain minimal, large transportation needs and deferred capital maintenance funding left over from Colorado's recent economic difficulties could increase the state's interest in issuing additional lease obligation financing. Furthermore, the state's partially-funded pension system is a potential source of significant future budget pressure.

According to independent credit rating agency Standard & Poor's, Colorado's general credit outlook is stable, which reflected a favorable trend of economic recovery, low debt burden, and the absence of spending limit concerns for the next five years.

3.    Source: Moody's Investors Service, "New Issue: Colorado (State of),"
      2/6/06.

4.    Sources: Moody's Investors Service; Bureau of Labor Statistics.

5. Source: Standard & Poor's, "Colorado; Appropriation, Appropriations," RATINGSDIRECT, 2/1/06.


22 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN

Franklin Colorado Tax-Free Income Fund 2/28/06

----------------------------------------------
                                   % OF TOTAL
                       LONG-TERM INVESTMENTS*
----------------------------------------------
Utilities                               19.1%
----------------------------------------------
Prerefunded                             15.9%
----------------------------------------------
Transportation                          15.0%
----------------------------------------------
General Obligation                      14.2%
----------------------------------------------
Hospital & Health Care                  10.3%
----------------------------------------------
Higher Education                        10.0%
----------------------------------------------
Tax-Supported                            5.3%
----------------------------------------------
Housing                                  4.8%
----------------------------------------------
Subject to Government Appropriations     2.8%
----------------------------------------------
Corporate-Backed                         2.2%
----------------------------------------------
Other Revenue                            0.4%
----------------------------------------------

*     Does not include short-term investments and other net assets.


                                                              Annual Report | 23

Performance Summary as of 2/28/06

FRANKLIN COLORADO TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A  (SYMBOL: FRCOX)                              CHANGE   2/28/06   2/28/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.01    $12.03    $12.04
--------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
--------------------------------------------------------------------------------
Dividend Income                             $0.5346
--------------------------------------------------------------------------------
CLASS C  (SYMBOL: FCOIX)                              CHANGE   2/28/06   2/28/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.01    $12.12    $12.13
--------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
--------------------------------------------------------------------------------
Dividend Income                             $0.4677
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS A                                               1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                             +4.41%   +30.38%   +69.08%
--------------------------------------------------------------------------------
Average Annual Total Return 2                          0.00%    +4.53%    +4.93%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                    -0.34%    +4.25%    +4.97%
--------------------------------------------------------------------------------
   Distribution Rate 4                        4.20%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5     6.78%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6                3.49%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                 5.63%
--------------------------------------------------------------------------------
CLASS C                                               1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                             +3.81%   +26.96%   +60.37%
--------------------------------------------------------------------------------
Average Annual Total Return 2                         +2.81%    +4.89%    +4.84%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                    +2.48%    +4.57%    +4.86%
--------------------------------------------------------------------------------
   Distribution Rate 4                        3.80%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5     6.13%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6                3.09%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                 4.98%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


24 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Colorado
                Tax-Free Income Fund          Lehman Brothers
   Date              (Class A)            Municipal Bond Index 7     CPI 7
----------      --------------------      -----------------------   -------
  3/1/1996             $ 9,572                    $10,000           $10,000
 3/31/1996             $ 9,487                    $ 9,872           $10,052
 4/30/1996             $ 9,483                    $ 9,844           $10,090
 5/31/1996             $ 9,487                    $ 9,840           $10,110
 6/30/1996             $ 9,573                    $ 9,948           $10,116
 7/31/1996             $ 9,643                    $10,038           $10,136
 8/31/1996             $ 9,647                    $10,036           $10,155
 9/30/1996             $ 9,776                    $10,176           $10,187
10/31/1996             $ 9,872                    $10,291           $10,219
11/30/1996             $10,019                    $10,479           $10,239
12/31/1996             $ 9,998                    $10,435           $10,239
 1/31/1997             $10,011                    $10,455           $10,271
 2/28/1997             $10,092                    $10,551           $10,303
 3/31/1997             $ 9,976                    $10,410           $10,329
 4/30/1997             $10,058                    $10,497           $10,342
 5/31/1997             $10,174                    $10,655           $10,336
 6/30/1997             $10,282                    $10,769           $10,349
 7/31/1997             $10,540                    $11,067           $10,362
 8/31/1997             $10,448                    $10,963           $10,381
 9/30/1997             $10,590                    $11,093           $10,407
10/31/1997             $10,654                    $11,165           $10,433
11/30/1997             $10,727                    $11,231           $10,426
12/31/1997             $10,885                    $11,394           $10,413
 1/31/1998             $10,994                    $11,512           $10,433
 2/28/1998             $10,987                    $11,515           $10,452
 3/31/1998             $11,007                    $11,525           $10,471
 4/30/1998             $10,972                    $11,474           $10,491
 5/31/1998             $11,139                    $11,655           $10,510
 6/30/1998             $11,184                    $11,701           $10,523
 7/31/1998             $11,203                    $11,730           $10,536
 8/31/1998             $11,342                    $11,911           $10,549
 9/30/1998             $11,473                    $12,060           $10,562
10/31/1998             $11,445                    $12,060           $10,587
11/30/1998             $11,492                    $12,102           $10,587
12/31/1998             $11,508                    $12,132           $10,581
 1/31/1999             $11,613                    $12,277           $10,607
 2/28/1999             $11,565                    $12,223           $10,620
 3/31/1999             $11,603                    $12,240           $10,652
 4/30/1999             $11,612                    $12,271           $10,730
 5/31/1999             $11,544                    $12,200           $10,730
 6/30/1999             $11,380                    $12,024           $10,730
 7/31/1999             $11,388                    $12,068           $10,762
 8/31/1999             $11,231                    $11,971           $10,788
 9/30/1999             $11,211                    $11,976           $10,839
10/31/1999             $11,012                    $11,846           $10,859
11/30/1999             $11,121                    $11,972           $10,865
12/31/1999             $10,991                    $11,883           $10,865
 1/31/2000             $10,880                    $11,831           $10,897
 2/29/2000             $11,030                    $11,969           $10,962
 3/31/2000             $11,324                    $12,230           $11,052
 4/30/2000             $11,252                    $12,158           $11,059
 5/31/2000             $11,170                    $12,095           $11,072
 6/30/2000             $11,467                    $12,415           $11,130
 7/31/2000             $11,611                    $12,588           $11,156
 8/31/2000             $11,797                    $12,782           $11,156
 9/30/2000             $11,713                    $12,715           $11,214
10/31/2000             $11,848                    $12,854           $11,233
11/30/2000             $11,943                    $12,952           $11,240
12/31/2000             $12,269                    $13,271           $11,233
 1/31/2001             $12,363                    $13,403           $11,304
 2/28/2001             $12,416                    $13,446           $11,349
 3/31/2001             $12,511                    $13,566           $11,375
 4/30/2001             $12,424                    $13,419           $11,420
 5/31/2001             $12,531                    $13,563           $11,472
 6/30/2001             $12,682                    $13,654           $11,491
 7/31/2001             $12,887                    $13,857           $11,459
 8/31/2001             $13,105                    $14,085           $11,459
 9/30/2001             $13,004                    $14,038           $11,511
10/31/2001             $13,145                    $14,205           $11,472
11/30/2001             $13,044                    $14,085           $11,453
12/31/2001             $12,888                    $13,952           $11,407
 1/31/2002             $13,097                    $14,194           $11,433
 2/28/2002             $13,218                    $14,365           $11,478
 3/31/2002             $13,037                    $14,083           $11,543
 4/30/2002             $13,204                    $14,359           $11,607
 5/31/2002             $13,282                    $14,446           $11,607
 6/30/2002             $13,405                    $14,599           $11,614
 7/31/2002             $13,563                    $14,786           $11,627
 8/31/2002             $13,688                    $14,964           $11,666
 9/30/2002             $14,007                    $15,292           $11,685
10/31/2002             $13,704                    $15,038           $11,704
11/30/2002             $13,643                    $14,976           $11,704
12/31/2002             $13,931                    $15,292           $11,679
 1/31/2003             $13,892                    $15,253           $11,730
 2/28/2003             $14,097                    $15,466           $11,821
 3/31/2003             $14,067                    $15,476           $11,892
 4/30/2003             $14,167                    $15,578           $11,866
 5/31/2003             $14,492                    $15,943           $11,846
 6/30/2003             $14,438                    $15,875           $11,859
 7/31/2003             $13,928                    $15,319           $11,872
 8/31/2003             $14,053                    $15,434           $11,917
 9/30/2003             $14,444                    $15,887           $11,956
10/31/2003             $14,353                    $15,807           $11,943
11/30/2003             $14,517                    $15,972           $11,911
12/31/2003             $14,657                    $16,104           $11,898
 1/31/2004             $14,773                    $16,197           $11,956
 2/29/2004             $15,000                    $16,440           $12,021
 3/31/2004             $14,956                    $16,383           $12,098
 4/30/2004             $14,579                    $15,995           $12,137
 5/31/2004             $14,524                    $15,937           $12,208
 6/30/2004             $14,556                    $15,995           $12,247
 7/31/2004             $14,775                    $16,205           $12,227
 8/31/2004             $15,032                    $16,530           $12,234
 9/30/2004             $15,127                    $16,618           $12,260
10/31/2004             $15,273                    $16,761           $12,324
11/30/2004             $15,139                    $16,623           $12,331
12/31/2004             $15,363                    $16,826           $12,285
 1/31/2005             $15,561                    $16,983           $12,311
 2/28/2005             $15,503                    $16,927           $12,382
 3/31/2005             $15,458                    $16,820           $12,479
 4/30/2005             $15,697                    $17,085           $12,563
 5/31/2005             $15,807                    $17,206           $12,550
 6/30/2005             $15,878                    $17,313           $12,556
 7/31/2005             $15,832                    $17,234           $12,615
 8/31/2005             $15,996                    $17,408           $12,679
 9/30/2005             $15,896                    $17,291           $12,834
10/31/2005             $15,796                    $17,186           $12,860
11/30/2005             $15,881                    $17,269           $12,757
12/31/2005             $16,034                    $17,417           $12,705
 1/31/2006             $16,054                    $17,464           $12,802
 2/28/2006             $16,183                    $17,581           $12,828


AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS A                         2/28/06
---------------------------------------
1-Year                            0.00%
---------------------------------------
5-Year                           +4.53%
---------------------------------------
10-Year                          +4.93%
---------------------------------------

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Franklin Colorado
                Tax-Free Income Fund          Lehman Brothers
   Date              (Class C)            Municipal Bond Index 7     CPI 7
----------      --------------------      -----------------------   -------
  3/1/1996             $10,000                    $10,000           $10,000
 3/31/1996             $ 9,907                    $ 9,872           $10,052
 4/30/1996             $ 9,898                    $ 9,844           $10,090
 5/31/1996             $ 9,897                    $ 9,840           $10,110
 6/30/1996             $ 9,991                    $ 9,948           $10,116
 7/31/1996             $10,051                    $10,038           $10,136
 8/31/1996             $10,059                    $10,036           $10,155
 9/30/1996             $10,189                    $10,176           $10,187
10/31/1996             $10,284                    $10,291           $10,219
11/30/1996             $10,432                    $10,479           $10,239
12/31/1996             $10,406                    $10,435           $10,239
 1/31/1997             $10,414                    $10,455           $10,271
 2/28/1997             $10,492                    $10,551           $10,303
 3/31/1997             $10,368                    $10,410           $10,329
 4/30/1997             $10,447                    $10,497           $10,342
 5/31/1997             $10,563                    $10,655           $10,336
 6/30/1997             $10,678                    $10,769           $10,349
 7/31/1997             $10,931                    $11,067           $10,362
 8/31/1997             $10,840                    $10,963           $10,381
 9/30/1997             $10,973                    $11,093           $10,407
10/31/1997             $11,033                    $11,165           $10,433
11/30/1997             $11,112                    $11,231           $10,426
12/31/1997             $11,270                    $11,394           $10,413
 1/31/1998             $11,378                    $11,512           $10,433
 2/28/1998             $11,374                    $11,515           $10,452
 3/31/1998             $11,380                    $11,525           $10,471
 4/30/1998             $11,339                    $11,474           $10,491
 5/31/1998             $11,505                    $11,655           $10,510
 6/30/1998             $11,546                    $11,701           $10,523
 7/31/1998             $11,569                    $11,730           $10,536
 8/31/1998             $11,707                    $11,911           $10,549
 9/30/1998             $11,836                    $12,060           $10,562
10/31/1998             $11,801                    $12,060           $10,587
11/30/1998             $11,844                    $12,102           $10,587
12/31/1998             $11,855                    $12,132           $10,581
 1/31/1999             $11,957                    $12,277           $10,607
 2/28/1999             $11,903                    $12,223           $10,620
 3/31/1999             $11,936                    $12,240           $10,652
 4/30/1999             $11,939                    $12,271           $10,730
 5/31/1999             $11,874                    $12,200           $10,730
 6/30/1999             $11,691                    $12,024           $10,730
 7/31/1999             $11,694                    $12,068           $10,762
 8/31/1999             $11,528                    $11,971           $10,788
 9/30/1999             $11,492                    $11,976           $10,839
10/31/1999             $11,284                    $11,846           $10,859
11/30/1999             $11,390                    $11,972           $10,865
12/31/1999             $11,262                    $11,883           $10,865
 1/31/2000             $11,144                    $11,831           $10,897
 2/29/2000             $11,292                    $11,969           $10,962
 3/31/2000             $11,576                    $12,230           $11,052
 4/30/2000             $11,498                    $12,158           $11,059
 5/31/2000             $11,420                    $12,095           $11,072
 6/30/2000             $11,717                    $12,415           $11,130
 7/31/2000             $11,857                    $12,588           $11,156
 8/31/2000             $12,041                    $12,782           $11,156
 9/30/2000             $11,950                    $12,715           $11,214
10/31/2000             $12,082                    $12,854           $11,233
11/30/2000             $12,183                    $12,952           $11,240
12/31/2000             $12,508                    $13,271           $11,233
 1/31/2001             $12,598                    $13,403           $11,304
 2/28/2001             $12,634                    $13,446           $11,349
 3/31/2001             $12,735                    $13,566           $11,375
 4/30/2001             $12,631                    $13,419           $11,420
 5/31/2001             $12,733                    $13,563           $11,472
 6/30/2001             $12,891                    $13,654           $11,491
 7/31/2001             $13,093                    $13,857           $11,459
 8/31/2001             $13,306                    $14,085           $11,459
 9/30/2001             $13,188                    $14,038           $11,511
10/31/2001             $13,336                    $14,205           $11,472
11/30/2001             $13,217                    $14,085           $11,453
12/31/2001             $13,064                    $13,952           $11,407
 1/31/2002             $13,268                    $14,194           $11,433
 2/28/2002             $13,384                    $14,365           $11,478
 3/31/2002             $13,184                    $14,083           $11,543
 4/30/2002             $13,358                    $14,359           $11,607
 5/31/2002             $13,430                    $14,446           $11,607
 6/30/2002             $13,548                    $14,599           $11,614
 7/31/2002             $13,701                    $14,786           $11,627
 8/31/2002             $13,820                    $14,964           $11,666
 9/30/2002             $14,134                    $15,292           $11,685
10/31/2002             $13,824                    $15,038           $11,704
11/30/2002             $13,756                    $14,976           $11,704
12/31/2002             $14,050                    $15,292           $11,679
 1/31/2003             $13,993                    $15,253           $11,730
 2/28/2003             $14,204                    $15,466           $11,821
 3/31/2003             $14,156                    $15,476           $11,892
 4/30/2003             $14,250                    $15,578           $11,866
 5/31/2003             $14,569                    $15,943           $11,846
 6/30/2003             $14,519                    $15,875           $11,859
 7/31/2003             $14,003                    $15,319           $11,872
 8/31/2003             $14,121                    $15,434           $11,917
 9/30/2003             $14,504                    $15,887           $11,956
10/31/2003             $14,406                    $15,807           $11,943
11/30/2003             $14,562                    $15,972           $11,911
12/31/2003             $14,683                    $16,104           $11,898
 1/31/2004             $14,791                    $16,197           $11,956
 2/29/2004             $15,023                    $16,440           $12,021
 3/31/2004             $14,973                    $16,383           $12,098
 4/30/2004             $14,592                    $15,995           $12,137
 5/31/2004             $14,530                    $15,937           $12,208
 6/30/2004             $14,555                    $15,995           $12,247
 7/31/2004             $14,753                    $16,205           $12,227
 8/31/2004             $15,014                    $16,530           $12,234
 9/30/2004             $15,101                    $16,618           $12,260
10/31/2004             $15,239                    $16,761           $12,324
11/30/2004             $15,100                    $16,623           $12,331
12/31/2004             $15,327                    $16,826           $12,285
 1/31/2005             $15,503                    $16,983           $12,311
 2/28/2005             $15,452                    $16,927           $12,382
 3/31/2005             $15,387                    $16,820           $12,479
 4/30/2005             $15,616                    $17,085           $12,563
 5/31/2005             $15,718                    $17,206           $12,550
 6/30/2005             $15,794                    $17,313           $12,556
 7/31/2005             $15,728                    $17,234           $12,615
 8/31/2005             $15,882                    $17,408           $12,679
 9/30/2005             $15,777                    $17,291           $12,834
10/31/2005             $15,684                    $17,186           $12,860
11/30/2005             $15,748                    $17,269           $12,757
12/31/2005             $15,891                    $17,417           $12,705
 1/31/2006             $15,904                    $17,464           $12,802
 2/28/2006             $16,037                    $17,581           $12,828

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------
CLASS C                         2/28/06
---------------------------------------
1-Year                           +2.81%
---------------------------------------
5-Year                           +4.89%
---------------------------------------
10-Year                          +4.84%
---------------------------------------



                                                              Annual Report | 25

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and Colorado personal income tax rate of 38.01%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


26 | Annual Report

Your Fund's Expenses

FRANKLIN COLORADO TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 27

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/05      VALUE 2/28/06   PERIOD* 9/1/05-2/28/06
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,011.70              $3.49
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.32              $3.51
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,009.70              $6.23
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.60              $6.26
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.70% and C: 1.25%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


28 | Annual Report

Franklin Connecticut Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Connecticut Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin Connecticut Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/06**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ...............................   54.8%
AA ................................   16.3%
A .................................    6.4%
BBB ...............................   16.2%
Below Investment Grade ............    3.6%
Not Rated by S&P ..................    2.7%

* Standard & Poor's (S&P) is the primary independent rating agency. Moody's and Fitch are the secondary and tertiary rating agencies. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                        MOODY'S     FITCH
AAA or Aaa                       0.7%        --
BBB or Baa                       0.3%       0.3%
Below Investment Grade           1.4%        --
------------------------------------------------
Total                            2.4%       0.3%

--------------------------------------------------------------------------------

This annual report for Franklin Connecticut Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.11 on February 28, 2005, to $11.10 on February 28, 2006. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 116.


                                                              Annual Report | 29

DIVIDEND DISTRIBUTIONS 2

Franklin Connecticut Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                  ---------------------------
MONTH                                               CLASS A         CLASS C
--------------------------------------------------------------------------------
March                                             4.02 cents      3.49 cents
--------------------------------------------------------------------------------
April                                             4.02 cents      3.49 cents
--------------------------------------------------------------------------------
May                                               4.02 cents      3.49 cents
--------------------------------------------------------------------------------
June                                              4.02 cents      3.52 cents
--------------------------------------------------------------------------------
July                                              4.02 cents      3.52 cents
--------------------------------------------------------------------------------
August                                            4.02 cents      3.52 cents
--------------------------------------------------------------------------------
September                                         4.02 cents      3.53 cents
--------------------------------------------------------------------------------
October                                           4.02 cents      3.53 cents
--------------------------------------------------------------------------------
November                                          4.02 cents      3.53 cents
--------------------------------------------------------------------------------
December                                          4.02 cents      3.51 cents
--------------------------------------------------------------------------------
January                                           4.02 cents      3.51 cents
--------------------------------------------------------------------------------
February                                          4.02 cents      3.51 cents
--------------------------------------------------------------------------------
TOTAL                                            48.24 CENTS     42.15 CENTS
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 48.24 cents per share for the reporting period. 2 The Performance Summary beginning on page 32 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.06% based on an annualization of the current 3.92 cent per share dividend and the maximum offering price of $11.59 on February 28, 2006. An investor in the 2006 maximum combined effective federal and Connecticut personal income tax bracket of 38.25% would need to earn a distribution rate of 6.57% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Connecticut's economic conditions improved and stabilized during the reporting period. The state recorded job gains, although it trailed the nation's pace. Job numbers have not returned to prerecession levels after significant losses in the manufacturing and professional and business services sectors. These anchoring sectors, however, appeared to have gained some ground in the past year and stabilized. As of February 2006, state unemployment was at 4.5%, compared with the 4.8% national rate. 3

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3.    Source: Bureau of Labor Statistics.


30 | Annual Report

The state's financial position improved in the year under review. Strong revenue performance, in particular personal income tax receipts, translated into a $700 million year-end surplus for fiscal year 2005 that was twice the expected amount and a $511 million surplus projected for fiscal year 2006. 4 Even with strong revenue numbers, the state's major revenue sources such as motor fuel tax and motor vehicle registration receipts have been sensitive to economic ups and downs and prone to fluctuate. Efforts to restore the rainy day fund, depleted in 2002, resumed. Faced with an overall weak balance sheet, the state also took proactive steps to eliminate projected structural budget imbalance by bolstering recurring revenues and cutting costs.

With debt ratios among the highest in the nation, Connecticut is burdened with substantial debt related costs as well as large pension obligations. However, the state boasts an established 20-year track record of stable debt service. Independent credit rating agency Moody's Investors Service assigned the state's general obligation bonds an Aa3 rating with a stable outlook, reflecting Connecticut's slowly improving economy and financial picture. 5

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please see the discussion on page 9 for details.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

4. Source: Moody's Investors Service, "New Issue: Connecticut (State of)," 2/17/06.

5.    This does not indicate Moody's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Connecticut Tax-Free Income Fund 2/28/06

-----------------------------------------------------------------
                                                       % OF TOTAL
                                           LONG-TERM INVESTMENTS*
-----------------------------------------------------------------
Higher Education                                           20.6%
-----------------------------------------------------------------
Prerefunded                                                19.9%
-----------------------------------------------------------------
Utilities                                                  19.7%
-----------------------------------------------------------------
Hospital & Health Care                                     18.1%
-----------------------------------------------------------------
General Obligation                                          7.6%
-----------------------------------------------------------------
Other Revenue                                               5.0%
-----------------------------------------------------------------
Housing                                                     4.2%
-----------------------------------------------------------------
Transportation                                              2.1%
-----------------------------------------------------------------
Tax-Supported                                               1.6%
-----------------------------------------------------------------
Subject to Government Appropriations                        1.2%
-----------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                              Annual Report | 31

Performance Summary as of 2/28/06

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A  (SYMBOL: FXCTX)                              CHANGE   2/28/06   2/28/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.01    $11.10    $11.11
--------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
--------------------------------------------------------------------------------
Dividend Income                             $0.4824
--------------------------------------------------------------------------------
CLASS C  (SYMBOL: FCTIX)                              CHANGE   2/28/06   2/28/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.01    $11.15    $11.16
--------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
--------------------------------------------------------------------------------
Dividend Income                             $0.4215
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS A                                               1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                             +4.33%   +31.10%   +66.42%
--------------------------------------------------------------------------------
Average Annual Total Return 2                         -0.08%    +4.66%    +4.77%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                    -0.38%    +4.32%    +4.80%
--------------------------------------------------------------------------------
   Distribution Rate 4                       4.06%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.57%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.39%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.49%
--------------------------------------------------------------------------------
CLASS C                                               1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                             +3.75%   +27.63%   +57.81%
--------------------------------------------------------------------------------
Average Annual Total Return 2                         +2.75%    +5.00%    +4.67%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                    +2.56%    +4.68%    +4.71%
--------------------------------------------------------------------------------
   Distribution Rate 4                       3.66%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    5.93%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.04%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                4.92%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


32 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Connecticut
                Tax-Free Income Fund          Lehman Brothers
   Date              (Class A)             Municipal Bond Index 7       CPI 7
----------    -------------------------   -------------------------   ----------
  3/1/1996             $ 9,572                     $10,000             $10,000
 3/31/1996             $ 9,487                     $ 9,872             $10,052
 4/30/1996             $ 9,497                     $ 9,844             $10,090
 5/31/1996             $ 9,516                     $ 9,840             $10,110
 6/30/1996             $ 9,616                     $ 9,948             $10,116
 7/31/1996             $ 9,680                     $10,038             $10,136
 8/31/1996             $ 9,708                     $10,036             $10,155
 9/30/1996             $ 9,809                     $10,176             $10,187
10/31/1996             $ 9,883                     $10,291             $10,219
11/30/1996             $10,012                     $10,479             $10,239
12/31/1996             $10,005                     $10,435             $10,239
 1/31/1997             $10,025                     $10,455             $10,271
 2/28/1997             $10,100                     $10,551             $10,303
 3/31/1997             $10,019                     $10,410             $10,329
 4/30/1997             $10,086                     $10,497             $10,342
 5/31/1997             $10,219                     $10,655             $10,336
 6/30/1997             $10,312                     $10,769             $10,349
 7/31/1997             $10,548                     $11,067             $10,362
 8/31/1997             $10,482                     $10,963             $10,381
 9/30/1997             $10,596                     $11,093             $10,407
10/31/1997             $10,644                     $11,165             $10,433
11/30/1997             $10,721                     $11,231             $10,426
12/31/1997             $10,856                     $11,394             $10,413
 1/31/1998             $10,943                     $11,512             $10,433
 2/28/1998             $10,972                     $11,515             $10,452
 3/31/1998             $10,981                     $11,525             $10,471
 4/30/1998             $10,990                     $11,474             $10,491
 5/31/1998             $11,127                     $11,655             $10,510
 6/30/1998             $11,174                     $11,701             $10,523
 7/31/1998             $11,212                     $11,730             $10,536
 8/31/1998             $11,330                     $11,911             $10,549
 9/30/1998             $11,439                     $12,060             $10,562
10/31/1998             $11,426                     $12,060             $10,587
11/30/1998             $11,465                     $12,102             $10,587
12/31/1998             $11,504                     $12,132             $10,581
 1/31/1999             $11,624                     $12,277             $10,607
 2/28/1999             $11,591                     $12,223             $10,620
 3/31/1999             $11,619                     $12,240             $10,652
 4/30/1999             $11,615                     $12,271             $10,730
 5/31/1999             $11,570                     $12,200             $10,730
 6/30/1999             $11,378                     $12,024             $10,730
 7/31/1999             $11,406                     $12,068             $10,762
 8/31/1999             $11,234                     $11,971             $10,788
 9/30/1999             $11,209                     $11,976             $10,839
10/31/1999             $11,004                     $11,846             $10,859
11/30/1999             $11,085                     $11,972             $10,865
12/31/1999             $10,941                     $11,883             $10,865
 1/31/2000             $10,808                     $11,831             $10,897
 2/29/2000             $10,901                     $11,969             $10,962
 3/31/2000             $11,190                     $12,230             $11,052
 4/30/2000             $11,110                     $12,158             $11,059
 5/31/2000             $11,029                     $12,095             $11,072
 6/30/2000             $11,311                     $12,415             $11,130
 7/31/2000             $11,462                     $12,588             $11,156
 8/31/2000             $11,647                     $12,782             $11,156
 9/30/2000             $11,587                     $12,715             $11,214
10/31/2000             $11,706                     $12,854             $11,233
11/30/2000             $11,792                     $12,952             $11,240
12/31/2000             $12,026                     $13,271             $11,233
 1/31/2001             $12,089                     $13,403             $11,304
 2/28/2001             $12,154                     $13,446             $11,349
 3/31/2001             $12,274                     $13,566             $11,375
 4/30/2001             $12,143                     $13,419             $11,420
 5/31/2001             $12,288                     $13,563             $11,472
 6/30/2001             $12,386                     $13,654             $11,491
 7/31/2001             $12,624                     $13,857             $11,459
 8/31/2001             $12,851                     $14,085             $11,459
 9/30/2001             $12,762                     $14,038             $11,511
10/31/2001             $12,956                     $14,205             $11,472
11/30/2001             $12,830                     $14,085             $11,453
12/31/2001             $12,703                     $13,952             $11,407
 1/31/2002             $12,909                     $14,194             $11,433
 2/28/2002             $13,068                     $14,365             $11,478
 3/31/2002             $12,820                     $14,083             $11,543
 4/30/2002             $13,041                     $14,359             $11,607
 5/31/2002             $13,105                     $14,446             $11,607
 6/30/2002             $13,230                     $14,599             $11,614
 7/31/2002             $13,417                     $14,786             $11,627
 8/31/2002             $13,568                     $14,964             $11,666
 9/30/2002             $13,892                     $15,292             $11,685
10/31/2002             $13,587                     $15,038             $11,704
11/30/2002             $13,529                     $14,976             $11,704
12/31/2002             $13,819                     $15,292             $11,679
 1/31/2003             $13,783                     $15,253             $11,730
 2/28/2003             $13,974                     $15,466             $11,821
 3/31/2003             $13,976                     $15,476             $11,892
 4/30/2003             $14,066                     $15,578             $11,866
 5/31/2003             $14,411                     $15,943             $11,846
 6/30/2003             $14,348                     $15,875             $11,859
 7/31/2003             $13,697                     $15,319             $11,872
 8/31/2003             $13,762                     $15,434             $11,917
 9/30/2003             $14,098                     $15,887             $11,956
10/31/2003             $14,035                     $15,807             $11,943
11/30/2003             $14,205                     $15,972             $11,911
12/31/2003             $14,322                     $16,104             $11,898
 1/31/2004             $14,400                     $16,197             $11,956
 2/29/2004             $14,637                     $16,440             $12,021
 3/31/2004             $14,636                     $16,383             $12,098
 4/30/2004             $14,239                     $15,995             $12,137
 5/31/2004             $14,187                     $15,937             $12,208
 6/30/2004             $14,280                     $15,995             $12,247
 7/31/2004             $14,507                     $16,205             $12,227
 8/31/2004             $14,762                     $16,530             $12,234
 9/30/2004             $14,870                     $16,618             $12,260
10/31/2004             $15,018                     $16,761             $12,324
11/30/2004             $14,923                     $16,623             $12,331
12/31/2004             $15,114                     $16,826             $12,285
 1/31/2005             $15,306                     $16,983             $12,311
 2/28/2005             $15,278                     $16,927             $12,382
 3/31/2005             $15,224                     $16,820             $12,479
 4/30/2005             $15,459                     $17,085             $12,563
 5/31/2005             $15,570                     $17,206             $12,550
 6/30/2005             $15,640                     $17,313             $12,556
 7/31/2005             $15,612                     $17,234             $12,615
 8/31/2005             $15,767                     $17,408             $12,679
 9/30/2005             $15,656                     $17,291             $12,834
10/31/2005             $15,585                     $17,186             $12,860
11/30/2005             $15,656                     $17,269             $12,757
12/31/2005             $15,799                     $17,417             $12,705
 1/31/2006             $15,828                     $17,464             $12,802
 2/28/2006             $15,930                     $17,581             $12,828

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                            2/28/06
------------------------------------------
1-Year                              -0.08%
------------------------------------------
5-Year                              +4.66%
------------------------------------------
10-Year                             +4.77%
------------------------------------------

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Franklin Connecticut
                Tax-Free Income Fund          Lehman Brothers
   Date              (Class C)             Municipal Bond Index 7       CPI 7
----------    -------------------------   -------------------------   ----------
  3/1/1996             $10,000                     $10,000             $10,000
 3/31/1996             $ 9,911                     $ 9,872             $10,052
 4/30/1996             $ 9,926                     $ 9,844             $10,090
 5/31/1996             $ 9,941                     $ 9,840             $10,110
 6/30/1996             $10,013                     $ 9,948             $10,116
 7/31/1996             $10,085                     $10,038             $10,136
 8/31/1996             $10,129                     $10,036             $10,155
 9/30/1996             $10,230                     $10,176             $10,187
10/31/1996             $10,302                     $10,291             $10,219
11/30/1996             $10,431                     $10,479             $10,239
12/31/1996             $10,410                     $10,435             $10,239
 1/31/1997             $10,425                     $10,455             $10,271
 2/28/1997             $10,508                     $10,551             $10,303
 3/31/1997             $10,418                     $10,410             $10,329
 4/30/1997             $10,483                     $10,497             $10,342
 5/31/1997             $10,615                     $10,655             $10,336
 6/30/1997             $10,717                     $10,769             $10,349
 7/31/1997             $10,947                     $11,067             $10,362
 8/31/1997             $10,873                     $10,963             $10,381
 9/30/1997             $10,996                     $11,093             $10,407
10/31/1997             $11,031                     $11,165             $10,433
11/30/1997             $11,115                     $11,231             $10,426
12/31/1997             $11,249                     $11,394             $10,413
 1/31/1998             $11,334                     $11,512             $10,433
 2/28/1998             $11,359                     $11,515             $10,452
 3/31/1998             $11,362                     $11,525             $10,471
 4/30/1998             $11,366                     $11,474             $10,491
 5/31/1998             $11,502                     $11,655             $10,510
 6/30/1998             $11,546                     $11,701             $10,523
 7/31/1998             $11,580                     $11,730             $10,536
 8/31/1998             $11,696                     $11,911             $10,549
 9/30/1998             $11,803                     $12,060             $10,562
10/31/1998             $11,784                     $12,060             $10,587
11/30/1998             $11,819                     $12,102             $10,587
12/31/1998             $11,853                     $12,132             $10,581
 1/31/1999             $11,971                     $12,277             $10,607
 2/28/1999             $11,931                     $12,223             $10,620
 3/31/1999             $11,954                     $12,240             $10,652
 4/30/1999             $11,955                     $12,271             $10,730
 5/31/1999             $11,892                     $12,200             $10,730
 6/30/1999             $11,691                     $12,024             $10,730
 7/31/1999             $11,724                     $12,068             $10,762
 8/31/1999             $11,532                     $11,971             $10,788
 9/30/1999             $11,501                     $11,976             $10,839
10/31/1999             $11,286                     $11,846             $10,859
11/30/1999             $11,363                     $11,972             $10,865
12/31/1999             $11,212                     $11,883             $10,865
 1/31/2000             $11,071                     $11,831             $10,897
 2/29/2000             $11,172                     $11,969             $10,962
 3/31/2000             $11,461                     $12,230             $11,052
 4/30/2000             $11,374                     $12,158             $11,059
 5/31/2000             $11,276                     $12,095             $11,072
 6/30/2000             $11,558                     $12,415             $11,130
 7/31/2000             $11,707                     $12,588             $11,156
 8/31/2000             $11,890                     $12,782             $11,156
 9/30/2000             $11,823                     $12,715             $11,214
10/31/2000             $11,939                     $12,854             $11,233
11/30/2000             $12,022                     $12,952             $11,240
12/31/2000             $12,253                     $13,271             $11,233
 1/31/2001             $12,312                     $13,403             $11,304
 2/28/2001             $12,372                     $13,446             $11,349
 3/31/2001             $12,489                     $13,566             $11,375
 4/30/2001             $12,349                     $13,419             $11,420
 5/31/2001             $12,502                     $13,563             $11,472
 6/30/2001             $12,596                     $13,654             $11,491
 7/31/2001             $12,831                     $13,857             $11,459
 8/31/2001             $13,056                     $14,085             $11,459
 9/30/2001             $12,960                     $14,038             $11,511
10/31/2001             $13,149                     $14,205             $11,472
11/30/2001             $13,017                     $14,085             $11,453
12/31/2001             $12,882                     $13,952             $11,407
 1/31/2002             $13,084                     $14,194             $11,433
 2/28/2002             $13,239                     $14,365             $11,478
 3/31/2002             $12,982                     $14,083             $11,543
 4/30/2002             $13,198                     $14,359             $11,607
 5/31/2002             $13,257                     $14,446             $11,607
 6/30/2002             $13,377                     $14,599             $11,614
 7/31/2002             $13,559                     $14,786             $11,627
 8/31/2002             $13,705                     $14,964             $11,666
 9/30/2002             $14,025                     $15,292             $11,685
10/31/2002             $13,725                     $15,038             $11,704
11/30/2002             $13,660                     $14,976             $11,704
12/31/2002             $13,933                     $15,292             $11,679
 1/31/2003             $13,891                     $15,253             $11,730
 2/28/2003             $14,089                     $15,466             $11,821
 3/31/2003             $14,072                     $15,476             $11,892
 4/30/2003             $14,156                     $15,578             $11,866
 5/31/2003             $14,495                     $15,943             $11,846
 6/30/2003             $14,438                     $15,875             $11,859
 7/31/2003             $13,766                     $15,319             $11,872
 8/31/2003             $13,824                     $15,434             $11,917
 9/30/2003             $14,154                     $15,887             $11,956
10/31/2003             $14,084                     $15,807             $11,943
11/30/2003             $14,259                     $15,972             $11,911
12/31/2003             $14,370                     $16,104             $11,898
 1/31/2004             $14,442                     $16,197             $11,956
 2/29/2004             $14,672                     $16,440             $12,021
 3/31/2004             $14,652                     $16,383             $12,098
 4/30/2004             $14,262                     $15,995             $12,137
 5/31/2004             $14,203                     $15,937             $12,208
 6/30/2004             $14,289                     $15,995             $12,247
 7/31/2004             $14,495                     $16,205             $12,227
 8/31/2004             $14,755                     $16,530             $12,234
 9/30/2004             $14,842                     $16,618             $12,260
10/31/2004             $14,996                     $16,761             $12,324
11/30/2004             $14,895                     $16,623             $12,331
12/31/2004             $15,077                     $16,826             $12,285
 1/31/2005             $15,260                     $16,983             $12,311
 2/28/2005             $15,226                     $16,927             $12,382
 3/31/2005             $15,165                     $16,820             $12,479
 4/30/2005             $15,391                     $17,085             $12,563
 5/31/2005             $15,493                     $17,206             $12,550
 6/30/2005             $15,570                     $17,313             $12,556
 7/31/2005             $15,535                     $17,234             $12,615
 8/31/2005             $15,668                     $17,408             $12,679
 9/30/2005             $15,565                     $17,291             $12,834
10/31/2005             $15,475                     $17,186             $12,860
11/30/2005             $15,538                     $17,269             $12,757
12/31/2005             $15,672                     $17,417             $12,705
 1/31/2006             $15,693                     $17,464             $12,802
 2/28/2006             $15,781                     $17,581             $12,828

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                            2/28/06
------------------------------------------
1-Year                              +2.75%
------------------------------------------
5-Year                              +5.00%
------------------------------------------
10-Year                             +4.67%
------------------------------------------


                                                              Annual Report | 33

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and Connecticut personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


34 | Annual Report

Your Fund's Expenses

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 35

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 9/1/05       VALUE 2/28/06   PERIOD* 9/1/05-2/28/06
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,010.70              $3.54
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,021.27              $3.56
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,007.90              $6.27
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,018.55              $6.31
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.71% and C: 1.26%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


36 | Annual Report

Franklin Double Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Double Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and personal income taxes of all 50 U.S. states as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. The Fund invests primarily in debt securities issued by U.S territories such as Puerto Rico. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin Double Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/06**

--------------------------------------------------------------------------------
                                                                 % OF TOTAL
RATINGS                                                    LONG-TERM INVESTMENTS
--------------------------------------------------------------------------------
AAA                                                                44.2%
--------------------------------------------------------------------------------
AA                                                                  6.0%
--------------------------------------------------------------------------------
A                                                                   8.5%
--------------------------------------------------------------------------------
BBB                                                                35.2%
--------------------------------------------------------------------------------
Below Investment Grade                                              0.6%
--------------------------------------------------------------------------------
Not Rated by S&P                                                    5.5%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                        MOODY'S        FITCH        INTERNAL
AAA or Aaa                          --           --            0.6%
BBB or Baa                        2.6%         1.3%            1.0%
-------------------------------------------------------------------
Total                             2.6%         1.3%            1.6%

--------------------------------------------------------------------------------

This annual report for Franklin Double Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, decreased from $11.99 on February 28, 2005, to $11.98 on February 28, 2006. The Fund's Class A shares paid dividends totaling 49.98 cents per share for the reporting

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 122.


                                                              Annual Report | 37

DIVIDEND DISTRIBUTIONS 2

Franklin Double Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                  --------------------------
MONTH                                               CLASS A        CLASS C
--------------------------------------------------------------------------------
March                                              4.19 cents     3.62 cents
--------------------------------------------------------------------------------
April                                              4.19 cents     3.62 cents
--------------------------------------------------------------------------------
May                                                4.19 cents     3.62 cents
--------------------------------------------------------------------------------
June                                               4.19 cents     3.64 cents
--------------------------------------------------------------------------------
July                                               4.19 cents     3.64 cents
--------------------------------------------------------------------------------
August                                             4.19 cents     3.64 cents
--------------------------------------------------------------------------------
September                                          4.14 cents     3.60 cents
--------------------------------------------------------------------------------
October                                            4.14 cents     3.60 cents
--------------------------------------------------------------------------------
November                                           4.14 cents     3.60 cents
--------------------------------------------------------------------------------
December                                           4.14 cents     3.59 cents
--------------------------------------------------------------------------------
January                                            4.14 cents     3.59 cents
--------------------------------------------------------------------------------
February                                           4.14 cents     3.59 cents
--------------------------------------------------------------------------------
TOTAL                                             49.98 CENTS    43.35 CENTS
--------------------------------------------------------------------------------

period. 2 The Performance Summary beginning on page 40 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.97% based on an annualization of the current 4.14 cent per share dividend and the maximum offering price of $12.51 on February 28, 2006. An investor in the 2006 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.11% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


38 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Franklin Double Tax-Free Income Fund is the only mutual fund of its kind to offer both state and federal income tax exemptions in all 50 states. We do this by investing in U.S. territories such as Puerto Rico, Virgin Islands and Guam, which are free from state personal income taxes in all states and the District of Columbia. This can be particularly appealing to residents of states such as Illinois, Iowa and Wisconsin, which place a tax on their in-state municipal bonds.

The Fund was well diversified with 88 different positions across 11 different sectors as of February 28, 2006. Issuers represented in the portfolio included Puerto Rico (79.1% of the Fund's total long-term investments), Virgin Islands (15.0%) and Guam (5.9%).

Many mutual funds purchase U.S. territory paper, mainly Puerto Rico's, as an alternative for their specialty state funds when the supply within a particular state is running low. This strong demand for territory paper also helps to keep bond values high relative to other states. Puerto Rico's municipal bond market is widely traded and is very liquid because of its dual tax-exemption advantages.

Thank you for your continued participation in Franklin Double Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN

Franklin Double Tax-Free Income Fund
2/28/06

--------------------------------------------------
                                        % OF TOTAL
                            LONG-TERM INVESTMENTS*
--------------------------------------------------
Prerefunded                                  19.9%
--------------------------------------------------
Utilities                                    17.5%
--------------------------------------------------
Transportation                               14.7%
--------------------------------------------------
General Obligation                           11.4%
--------------------------------------------------
Subject to Government Appropriations         11.0%
--------------------------------------------------
Tax-Supported                                 6.0%
--------------------------------------------------
Housing                                       5.8%
--------------------------------------------------
Higher Education                              5.3%
--------------------------------------------------
Other Revenue                                 4.8%
--------------------------------------------------
Hospital & Health Care                        3.4%
--------------------------------------------------
Corporate-Backed                              0.2%
--------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                              Annual Report | 39

Performance Summary as of 2/28/06

FRANKLIN DOUBLE TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.


PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A   (SYMBOL: FPRTX)                           CHANGE    2/28/06    2/28/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$0.01    $11.98      $11.99
--------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
--------------------------------------------------------------------------------
Dividend Income                           $0.4998
--------------------------------------------------------------------------------
CLASS C   (SYMBOL: FPRIX)                           CHANGE    2/28/06    2/28/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$0.02    $12.01      $12.03
--------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
--------------------------------------------------------------------------------
Dividend Income                           $0.4335
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS A                                              1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +4.13%   +30.39%   +71.36%
--------------------------------------------------------------------------------
Average Annual Total Return 2                        -0.28%    +4.54%    +5.08%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                   -0.71%    +4.23%    +5.06%
--------------------------------------------------------------------------------
   Distribution Rate 4                       3.97%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.11%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.58%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.51%
--------------------------------------------------------------------------------
CLASS C                                              1-YEAR   5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +3.47%   +26.77%   +61.97%
--------------------------------------------------------------------------------
Average Annual Total Return 2                        +2.47%    +4.86%    +4.94%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                   +2.14%    +4.56%    +4.94%
--------------------------------------------------------------------------------
   Distribution Rate 4                       3.58%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    5.51%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.18%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                4.89%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


40 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Franklin Double
                   Tax-Free Income Fund      Lehman Brothers
    Date                (Class A)         Municipal Bond Index 7      CPI 7
-----------        --------------------   -----------------------    -------
   3/1/1996               $ 9,579                 $10,000            $10,000
  3/31/1996               $ 9,517                 $ 9,872            $10,052
  4/30/1996               $ 9,521                 $ 9,844            $10,090
  5/31/1996               $ 9,525                 $ 9,840            $10,110
  6/30/1996               $ 9,646                 $ 9,948            $10,116
  7/31/1996               $ 9,708                 $10,038            $10,136
  8/31/1996               $ 9,720                 $10,036            $10,155
  9/30/1996               $ 9,859                 $10,176            $10,187
 10/31/1996               $ 9,948                 $10,291            $10,219
 11/30/1996               $10,098                 $10,479            $10,239
 12/31/1996               $10,070                 $10,435            $10,239
  1/31/1997               $10,074                 $10,455            $10,271
  2/28/1997               $10,156                 $10,551            $10,303
  3/31/1997               $10,053                 $10,410            $10,329
  4/30/1997               $10,137                 $10,497            $10,342
  5/31/1997               $10,283                 $10,655            $10,336
  6/30/1997               $10,368                 $10,769            $10,349
  7/31/1997               $10,621                 $11,067            $10,362
  8/31/1997               $10,558                 $10,963            $10,381
  9/30/1997               $10,677                 $11,093            $10,407
 10/31/1997               $10,733                 $11,165            $10,433
 11/30/1997               $10,817                 $11,231            $10,426
 12/31/1997               $10,956                 $11,394            $10,413
  1/31/1998               $11,030                 $11,512            $10,433
  2/28/1998               $11,050                 $11,515            $10,452
  3/31/1998               $11,088                 $11,525            $10,471
  4/30/1998               $11,070                 $11,474            $10,491
  5/31/1998               $11,221                 $11,655            $10,510
  6/30/1998               $11,259                 $11,701            $10,523
  7/31/1998               $11,279                 $11,730            $10,536
  8/31/1998               $11,414                 $11,911            $10,549
  9/30/1998               $11,548                 $12,060            $10,562
 10/31/1998               $11,528                 $12,060            $10,587
 11/30/1998               $11,567                 $12,102            $10,587
 12/31/1998               $11,584                 $12,132            $10,581
  1/31/1999               $11,700                 $12,277            $10,607
  2/28/1999               $11,680                 $12,223            $10,620
  3/31/1999               $11,736                 $12,240            $10,652
  4/30/1999               $11,763                 $12,271            $10,730
  5/31/1999               $11,731                 $12,200            $10,730
  6/30/1999               $11,575                 $12,024            $10,730
  7/31/1999               $11,612                 $12,068            $10,762
  8/31/1999               $11,469                 $11,971            $10,788
  9/30/1999               $11,476                 $11,976            $10,839
 10/31/1999               $11,342                 $11,846            $10,859
 11/30/1999               $11,421                 $11,972            $10,865
 12/31/1999               $11,306                 $11,883            $10,865
  1/31/2000               $11,201                 $11,831            $10,897
  2/29/2000               $11,333                 $11,969            $10,962
  3/31/2000               $11,570                 $12,230            $11,052
  4/30/2000               $11,516                 $12,158            $11,059
  5/31/2000               $11,452                 $12,095            $11,072
  6/30/2000               $11,734                 $12,415            $11,130
  7/31/2000               $11,902                 $12,588            $11,156
  8/31/2000               $12,091                 $12,782            $11,156
  9/30/2000               $12,037                 $12,715            $11,214
 10/31/2000               $12,111                 $12,854            $11,233
 11/30/2000               $12,207                 $12,952            $11,240
 12/31/2000               $12,464                 $13,271            $11,233
  1/31/2001               $12,539                 $13,403            $11,304
  2/28/2001               $12,592                 $13,446            $11,349
  3/31/2001               $12,678                 $13,566            $11,375
  4/30/2001               $12,577                 $13,419            $11,420
  5/31/2001               $12,719                 $13,563            $11,472
  6/30/2001               $12,827                 $13,654            $11,491
  7/31/2001               $13,048                 $13,857            $11,459
  8/31/2001               $13,247                 $14,085            $11,459
  9/30/2001               $13,087                 $14,038            $11,511
 10/31/2001               $13,253                 $14,205            $11,472
 11/30/2001               $13,137                 $14,085            $11,453
 12/31/2001               $12,989                 $13,952            $11,407
  1/31/2002               $13,191                 $14,194            $11,433
  2/28/2002               $13,382                 $14,365            $11,478
  3/31/2002               $13,139                 $14,083            $11,543
  4/30/2002               $13,398                 $14,359            $11,607
  5/31/2002               $13,450                 $14,446            $11,607
  6/30/2002               $13,560                 $14,599            $11,614
  7/31/2002               $13,717                 $14,786            $11,627
  8/31/2002               $13,864                 $14,964            $11,666
  9/30/2002               $14,186                 $15,292            $11,685
 10/31/2002               $13,945                 $15,038            $11,704
 11/30/2002               $13,915                 $14,976            $11,704
 12/31/2002               $14,193                 $15,292            $11,679
  1/31/2003               $14,104                 $15,253            $11,730
  2/28/2003               $14,277                 $15,466            $11,821
  3/31/2003               $14,271                 $15,476            $11,892
  4/30/2003               $14,301                 $15,578            $11,866
  5/31/2003               $14,670                 $15,943            $11,846
  6/30/2003               $14,601                 $15,875            $11,859
  7/31/2003               $14,046                 $15,319            $11,872
  8/31/2003               $14,172                 $15,434            $11,917
  9/30/2003               $14,557                 $15,887            $11,956
 10/31/2003               $14,475                 $15,807            $11,943
 11/30/2003               $14,677                 $15,972            $11,911
 12/31/2003               $14,805                 $16,104            $11,898
  1/31/2004               $14,871                 $16,197            $11,956
  2/29/2004               $15,163                 $16,440            $12,021
  3/31/2004               $15,153                 $16,383            $12,098
  4/30/2004               $14,727                 $15,995            $12,137
  5/31/2004               $14,592                 $15,937            $12,208
  6/30/2004               $14,698                 $15,995            $12,247
  7/31/2004               $14,944                 $16,205            $12,227
  8/31/2004               $15,255                 $16,530            $12,234
  9/30/2004               $15,336                 $16,618            $12,260
 10/31/2004               $15,494                 $16,761            $12,324
 11/30/2004               $15,381                 $16,623            $12,331
 12/31/2004               $15,566                 $16,826            $12,285
  1/31/2005               $15,777                 $16,983            $12,311
  2/28/2005               $15,767                 $16,927            $12,382
  3/31/2005               $15,703                 $16,820            $12,479
  4/30/2005               $15,943                 $17,085            $12,563
  5/31/2005               $16,065                 $17,206            $12,550
  6/30/2005               $16,161                 $17,313            $12,556
  7/31/2005               $16,097                 $17,234            $12,615
  8/31/2005               $16,247                 $17,408            $12,679
  9/30/2005               $16,127                 $17,291            $12,834
 10/31/2005               $16,021                 $17,186            $12,860
 11/30/2005               $16,023                 $17,269            $12,757
 12/31/2005               $16,174                 $17,417            $12,705
  1/31/2006               $16,246                 $17,464            $12,802
  2/28/2006               $16,414                 $17,581            $12,828

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                            2/28/06
------------------------------------------
1-Year                              -0.28%
------------------------------------------
5-Year                              +4.54%
------------------------------------------
10-Year                             +5.08%
------------------------------------------

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Franklin Double
                   Tax-Free Income Fund      Lehman Brothers
    Date                (Class C)         Municipal Bond Index 7      CPI 7
-----------        --------------------   -----------------------    -------
   3/1/1996               $10,000                 $10,000            $10,000
  3/31/1996               $ 9,923                 $ 9,872            $10,052
  4/30/1996               $ 9,931                 $ 9,844            $10,090
  5/31/1996               $ 9,921                 $ 9,840            $10,110
  6/30/1996               $10,042                 $ 9,948            $10,116
  7/31/1996               $10,103                 $10,038            $10,136
  8/31/1996               $10,119                 $10,036            $10,155
  9/30/1996               $10,251                 $10,176            $10,187
 10/31/1996               $10,339                 $10,291            $10,219
 11/30/1996               $10,480                 $10,479            $10,239
 12/31/1996               $10,446                 $10,435            $10,239
  1/31/1997               $10,454                 $10,455            $10,271
  2/28/1997               $10,534                 $10,551            $10,303
  3/31/1997               $10,404                 $10,410            $10,329
  4/30/1997               $10,494                 $10,497            $10,342
  5/31/1997               $10,641                 $10,655            $10,336
  6/30/1997               $10,723                 $10,769            $10,349
  7/31/1997               $10,980                 $11,067            $10,362
  8/31/1997               $10,910                 $10,963            $10,381
  9/30/1997               $11,028                 $11,093            $10,407
 10/31/1997               $11,080                 $11,165            $10,433
 11/30/1997               $11,152                 $11,231            $10,426
 12/31/1997               $11,299                 $11,394            $10,413
  1/31/1998               $11,371                 $11,512            $10,433
  2/28/1998               $11,385                 $11,515            $10,452
  3/31/1998               $11,429                 $11,525            $10,471
  4/30/1998               $11,405                 $11,474            $10,491
  5/31/1998               $11,546                 $11,655            $10,510
  6/30/1998               $11,579                 $11,701            $10,523
  7/31/1998               $11,594                 $11,730            $10,536
  8/31/1998               $11,737                 $11,911            $10,549
  9/30/1998               $11,859                 $12,060            $10,562
 10/31/1998               $11,834                 $12,060            $10,587
 11/30/1998               $11,878                 $12,102            $10,587
 12/31/1998               $11,890                 $12,132            $10,581
  1/31/1999               $11,994                 $12,277            $10,607
  2/28/1999               $11,967                 $12,223            $10,620
  3/31/1999               $12,029                 $12,240            $10,652
  4/30/1999               $12,041                 $12,271            $10,730
  5/31/1999               $12,002                 $12,200            $10,730
  6/30/1999               $11,847                 $12,024            $10,730
  7/31/1999               $11,880                 $12,068            $10,762
  8/31/1999               $11,728                 $11,971            $10,788
  9/30/1999               $11,730                 $11,976            $10,839
 10/31/1999               $11,577                 $11,846            $10,859
 11/30/1999               $11,652                 $11,972            $10,865
 12/31/1999               $11,540                 $11,883            $10,865
  1/31/2000               $11,428                 $11,831            $10,897
  2/29/2000               $11,557                 $11,969            $10,962
  3/31/2000               $11,793                 $12,230            $11,052
  4/30/2000               $11,723                 $12,158            $11,059
  5/31/2000               $11,664                 $12,095            $11,072
  6/30/2000               $11,945                 $12,415            $11,130
  7/31/2000               $12,110                 $12,588            $11,156
  8/31/2000               $12,297                 $12,782            $11,156
  9/30/2000               $12,236                 $12,715            $11,214
 10/31/2000               $12,305                 $12,854            $11,233
 11/30/2000               $12,397                 $12,952            $11,240
 12/31/2000               $12,652                 $13,271            $11,233
  1/31/2001               $12,722                 $13,403            $11,304
  2/28/2001               $12,781                 $13,446            $11,349
  3/31/2001               $12,861                 $13,566            $11,375
  4/30/2001               $12,754                 $13,419            $11,420
  5/31/2001               $12,880                 $13,563            $11,472
  6/30/2001               $12,984                 $13,654            $11,491
  7/31/2001               $13,201                 $13,857            $11,459
  8/31/2001               $13,407                 $14,085            $11,459
  9/30/2001               $13,228                 $14,038            $11,511
 10/31/2001               $13,401                 $14,205            $11,472
 11/30/2001               $13,266                 $14,085            $11,453
 12/31/2001               $13,123                 $13,952            $11,407
  1/31/2002               $13,320                 $14,194            $11,433
  2/28/2002               $13,494                 $14,365            $11,478
  3/31/2002               $13,254                 $14,083            $11,543
  4/30/2002               $13,509                 $14,359            $11,607
  5/31/2002               $13,555                 $14,446            $11,607
  6/30/2002               $13,648                 $14,599            $11,614
  7/31/2002               $13,812                 $14,786            $11,627
  8/31/2002               $13,952                 $14,964            $11,666
  9/30/2002               $14,270                 $15,292            $11,685
 10/31/2002               $14,022                 $15,038            $11,704
 11/30/2002               $13,985                 $14,976            $11,704
 12/31/2002               $14,270                 $15,292            $11,679
  1/31/2003               $14,174                 $15,253            $11,730
  2/28/2003               $14,329                 $15,466            $11,821
  3/31/2003               $14,317                 $15,476            $11,892
  4/30/2003               $14,341                 $15,578            $11,866
  5/31/2003               $14,703                 $15,943            $11,846
  6/30/2003               $14,627                 $15,875            $11,859
  7/31/2003               $14,066                 $15,319            $11,872
  8/31/2003               $14,197                 $15,434            $11,917
  9/30/2003               $14,574                 $15,887            $11,956
 10/31/2003               $14,473                 $15,807            $11,943
 11/30/2003               $14,679                 $15,972            $11,911
 12/31/2003               $14,788                 $16,104            $11,898
  1/31/2004               $14,847                 $16,197            $11,956
  2/29/2004               $15,144                 $16,440            $12,021
  3/31/2004               $15,128                 $16,383            $12,098
  4/30/2004               $14,684                 $15,995            $12,137
  5/31/2004               $14,543                 $15,937            $12,208
  6/30/2004               $14,642                 $15,995            $12,247
  7/31/2004               $14,892                 $16,205            $12,227
  8/31/2004               $15,194                 $16,530            $12,234
  9/30/2004               $15,267                 $16,618            $12,260
 10/31/2004               $15,418                 $16,761            $12,324
 11/30/2004               $15,285                 $16,623            $12,331
 12/31/2004               $15,474                 $16,826            $12,285
  1/31/2005               $15,677                 $16,983            $12,311
  2/28/2005               $15,659                 $16,927            $12,382
  3/31/2005               $15,589                 $16,820            $12,479
  4/30/2005               $15,819                 $17,085            $12,563
  5/31/2005               $15,932                 $17,206            $12,550
  6/30/2005               $16,006                 $17,313            $12,556
  7/31/2005               $15,936                 $17,234            $12,615
  8/31/2005               $16,090                 $17,408            $12,679
  9/30/2005               $15,965                 $17,291            $12,834
 10/31/2005               $15,853                 $17,186            $12,860
 11/30/2005               $15,848                 $17,269            $12,757
 12/31/2005               $15,989                 $17,417            $12,705
  1/31/2006               $16,052                 $17,464            $12,802
  2/28/2006               $16,197                 $17,581            $12,828

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                            2/28/06
------------------------------------------
1-Year                              +2.47%
------------------------------------------
5-Year                              +4.86%
------------------------------------------
10-Year                             +4.94%
------------------------------------------


                                                              Annual Report | 41

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the 2006 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


42 | Annual Report

Your Fund's Expenses

FRANKLIN DOUBLE TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 43

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 9/1/05      VALUE 2/28/06    PERIOD* 9/1/05-2/28/06
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,010.30              $3.54
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.27              $3.56
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,006.80              $6.27
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.55              $6.31
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.71% and C: 1.26%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


44 | Annual Report

Franklin Federal Intermediate-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax. 1 The Fund maintains a dollar-weighted average maturity (the time in which the debt must be repaid) of 3 to 10 years.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin Federal Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/06**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ....................................   59.2%
AA .....................................    3.9%
A ......................................   10.6%
BBB ....................................    8.6%
Below Investment Grade .................    1.5%
Not Rated by S&P .......................   16.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                                     MOODY'S    FITCH    INTERNAL
AAA or Aaa                                    13.3%      --         0.2%
AA or Aa                                       1.6%      --          --
BBB or Baa                                     0.6%     0.5%         --
------------------------------------------------------------------------
Total                                         15.5%     0.5%        0.2%

--------------------------------------------------------------------------------

This annual report for Franklin Federal Intermediate-Term Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, decreased from $11.51 on February 28, 2005, to $11.42 on February 28, 2006. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 128.


                                                              Annual Report | 45

DIVIDEND DISTRIBUTIONS 2

Franklin Federal Intermediate-Term Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                          DIVIDEND PER SHARE
                                                     ---------------------------
MONTH                                                  CLASS A       CLASS C
--------------------------------------------------------------------------------
March                                                 3.45 cents    2.91 cents
--------------------------------------------------------------------------------
April                                                 3.45 cents    2.91 cents
--------------------------------------------------------------------------------
May                                                   3.45 cents    2.91 cents
--------------------------------------------------------------------------------
June                                                  3.45 cents    2.92 cents
--------------------------------------------------------------------------------
July                                                  3.45 cents    2.92 cents
--------------------------------------------------------------------------------
August                                                3.45 cents    2.92 cents
--------------------------------------------------------------------------------
September                                             3.45 cents    2.93 cents
--------------------------------------------------------------------------------
October                                               3.45 cents    2.93 cents
--------------------------------------------------------------------------------
November                                              3.45 cents    2.93 cents
--------------------------------------------------------------------------------
December                                              3.45 cents    2.93 cents
--------------------------------------------------------------------------------
January                                               3.45 cents    2.93 cents
--------------------------------------------------------------------------------
February                                              3.45 cents    2.93 cents
--------------------------------------------------------------------------------
TOTAL                                                41.40 CENTS   35.07 CENTS
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 41.40 cents per share for the reporting period. 2 The Performance Summary beginning on page 48 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.54% based on an annualization of the current 3.45 cent per share dividend and the maximum offering price of $11.68 on February 28, 2006. An investor in the 2006 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 5.45% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


46 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN

Franklin Federal Intermediate-Term
Tax-Free Income Fund
2/28/06

--------------------------------------------------
                                       % OF TOTAL
                           LONG-TERM INVESTMENTS*
--------------------------------------------------
General Obligation                           35.3%
--------------------------------------------------
Utilities                                    17.4%
--------------------------------------------------
Prerefunded                                   9.7%
--------------------------------------------------
Subject to Government Appropriations          8.8%
--------------------------------------------------
Hospital & Health Care                        7.0%
--------------------------------------------------
Transportation                                5.5%
--------------------------------------------------
Higher Education                              4.8%
--------------------------------------------------
Other Revenue                                 4.8%
--------------------------------------------------
Tax-Supported                                 3.8%
--------------------------------------------------
Corporate-Backed                              2.5%
--------------------------------------------------
Housing                                       0.4%
--------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                              Annual Report | 47

Performance Summary as of 2/28/06

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------
CLASS A   (SYMBOL: FKITX)                              CHANGE     2/28/06    2/28/05
-----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$0.09      $11.42     $11.51
-----------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-----------------------------------------------------------------------------------------
Dividend Income                           $0.4140
-----------------------------------------------------------------------------------------
CLASS C   (SYMBOL: FCITX)                              CHANGE     2/28/06    2/28/05
-----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$0.09      $11.44     $11.53
-----------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-----------------------------------------------------------------------------------------
Dividend Income                           $0.3507
-----------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------
CLASS A                                              1-YEAR    5-YEAR        10-YEAR
------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +2.83%   +27.23%        +61.75%
------------------------------------------------------------------------------------------
Average Annual Total Return 2                        +0.56%    +4.46%         +4.69%
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                   +0.55%    +4.11%         +4.44%
------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.54%
------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    5.45%
------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.28%
------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.05%
------------------------------------------------------------------------------------------
CLASS C                                                        1-YEAR   INCEPTION (7/1/03)
------------------------------------------------------------------------------------------
Cumulative Total Return 1                                      +2.27%         +6.40%
------------------------------------------------------------------------------------------
Average Annual Total Return 2                                  +1.28%         +2.36%
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                             +1.29%         +1.93%
------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.05%
------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    4.69%
------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               2.81%
------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                4.32%
------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


48 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin Federal
               Intermediate-Term
             Tax-Free Income Fund       Lehman Brothers Municipal
   Date           (Class A)         Bond Index: 10-Year Component 7     CPI 7
----------   --------------------   --------------------------------   -------
  3/1/1996         $ 9,777                      $10,000                $10,000
 3/31/1996         $ 9,702                      $ 9,876                $10,052
 4/30/1996         $ 9,698                      $ 9,841                $10,090
 5/31/1996         $ 9,685                      $ 9,813                $10,110
 6/30/1996         $ 9,782                      $ 9,906                $10,116
 7/31/1996         $ 9,842                      $10,001                $10,136
 8/31/1996         $ 9,847                      $10,002                $10,155
 9/30/1996         $ 9,944                      $10,104                $10,187
10/31/1996         $10,051                      $10,232                $10,219
11/30/1996         $10,186                      $10,439                $10,239
12/31/1996         $10,182                      $10,392                $10,239
 1/31/1997         $10,188                      $10,433                $10,271
 2/28/1997         $10,277                      $10,532                $10,303
 3/31/1997         $10,179                      $10,390                $10,329
 4/30/1997         $10,261                      $10,467                $10,342
 5/31/1997         $10,323                      $10,615                $10,336
 6/30/1997         $10,443                      $10,732                $10,349
 7/31/1997         $10,678                      $11,034                $10,362
 8/31/1997         $10,626                      $10,927                $10,381
 9/30/1997         $10,709                      $11,065                $10,407
10/31/1997         $10,764                      $11,124                $10,433
11/30/1997         $10,828                      $11,176                $10,426
12/31/1997         $10,968                      $11,352                $10,413
 1/31/1998         $11,099                      $11,478                $10,433
 2/28/1998         $11,103                      $11,477                $10,452
 3/31/1998         $11,107                      $11,469                $10,471
 4/30/1998         $11,091                      $11,406                $10,491
 5/31/1998         $11,235                      $11,600                $10,510
 6/30/1998         $11,269                      $11,643                $10,523
 7/31/1998         $11,303                      $11,661                $10,536
 8/31/1998         $11,428                      $11,864                $10,549
 9/30/1998         $11,543                      $12,040                $10,562
10/31/1998         $11,537                      $12,046                $10,587
11/30/1998         $11,572                      $12,082                $10,587
12/31/1998         $11,604                      $12,119                $10,581
 1/31/1999         $11,740                      $12,305                $10,607
 2/28/1999         $11,680                      $12,194                $10,620
 3/31/1999         $11,682                      $12,188                $10,652
 4/30/1999         $11,725                      $12,221                $10,730
 5/31/1999         $11,664                      $12,135                $10,730
 6/30/1999         $11,529                      $11,909                $10,730
 7/31/1999         $11,562                      $11,989                $10,762
 8/31/1999         $11,490                      $11,945                $10,788
 9/30/1999         $11,514                      $11,985                $10,839
10/31/1999         $11,389                      $11,901                $10,859
11/30/1999         $11,455                      $12,031                $10,865
12/31/1999         $11,383                      $11,968                $10,865
 1/31/2000         $11,311                      $11,919                $10,897
 2/29/2000         $11,390                      $12,013                $10,962
 3/31/2000         $11,567                      $12,247                $11,052
 4/30/2000         $11,515                      $12,185                $11,059
 5/31/2000         $11,443                      $12,113                $11,072
 6/30/2000         $11,654                      $12,442                $11,130
 7/31/2000         $11,779                      $12,614                $11,156
 8/31/2000         $11,959                      $12,810                $11,156
 9/30/2000         $11,940                      $12,751                $11,214
10/31/2000         $12,034                      $12,881                $11,233
11/30/2000         $12,071                      $12,951                $11,240
12/31/2000         $12,232                      $13,256                $11,233
 1/31/2001         $12,371                      $13,427                $11,304
 2/28/2001         $12,432                      $13,450                $11,349
 3/31/2001         $12,526                      $13,564                $11,375
 4/30/2001         $12,472                      $13,397                $11,420
 5/31/2001         $12,602                      $13,542                $11,472
 6/30/2001         $12,686                      $13,623                $11,491
 7/31/2001         $12,851                      $13,810                $11,459
 8/31/2001         $13,052                      $14,046                $11,459
 9/30/2001         $13,043                      $14,026                $11,511
10/31/2001         $13,164                      $14,199                $11,472
11/30/2001         $13,050                      $14,016                $11,453
12/31/2001         $12,910                      $13,868                $11,407
 1/31/2002         $13,089                      $14,130                $11,433
 2/28/2002         $13,257                      $14,332                $11,478
 3/31/2002         $13,031                      $14,037                $11,543
 4/30/2002         $13,294                      $14,362                $11,607
 5/31/2002         $13,366                      $14,430                $11,607
 6/30/2002         $13,546                      $14,609                $11,614
 7/31/2002         $13,691                      $14,804                $11,627
 8/31/2002         $13,825                      $14,997                $11,666
 9/30/2002         $14,104                      $15,354                $11,685
10/31/2002         $13,860                      $15,075                $11,704
11/30/2002         $13,773                      $14,952                $11,704
12/31/2002         $14,068                      $15,279                $11,679
 1/31/2003         $14,003                      $15,197                $11,730
 2/28/2003         $14,249                      $15,459                $11,821
 3/31/2003         $14,258                      $15,467                $11,892
 4/30/2003         $14,368                      $15,583                $11,866
 5/31/2003         $14,765                      $16,029                $11,846
 6/30/2003         $14,672                      $15,952                $11,859
 7/31/2003         $14,050                      $15,283                $11,872
 8/31/2003         $14,184                      $15,413                $11,917
 9/30/2003         $14,647                      $15,932                $11,956
10/31/2003         $14,528                      $15,811                $11,943
11/30/2003         $14,675                      $15,981                $11,911
12/31/2003         $14,821                      $16,150                $11,898
 1/31/2004         $14,891                      $16,218                $11,956
 2/29/2004         $15,154                      $16,503                $12,021
 3/31/2004         $15,044                      $16,409                $12,098
 4/30/2004         $14,636                      $15,956                $12,137
 5/31/2004         $14,630                      $15,966                $12,208
 6/30/2004         $14,676                      $16,019                $12,247
 7/31/2004         $14,878                      $16,238                $12,227
 8/31/2004         $15,185                      $16,594                $12,234
 9/30/2004         $15,258                      $16,682                $12,260
10/31/2004         $15,384                      $16,815                $12,324
11/30/2004         $15,192                      $16,624                $12,331
12/31/2004         $15,371                      $16,820                $12,285
 1/31/2005         $15,484                      $16,962                $12,311
 2/28/2005         $15,384                      $16,855                $12,382
 3/31/2005         $15,243                      $16,708                $12,479
 4/30/2005         $15,531                      $17,031                $12,563
 5/31/2005         $15,631                      $17,146                $12,550
 6/30/2005         $15,705                      $17,245                $12,556
 7/31/2005         $15,575                      $17,098                $12,615
 8/31/2005         $15,745                      $17,306                $12,679
 9/30/2005         $15,615                      $17,149                $12,834
10/31/2005         $15,498                      $17,019                $12,860
11/30/2005         $15,572                      $17,124                $12,757
12/31/2005         $15,702                      $17,281                $12,705
 1/31/2006         $15,737                      $17,337                $12,802
 2/28/2006         $15,814                      $17,440                $12,828

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                            2/28/06
------------------------------------------
1-Year                              +0.56%
------------------------------------------
5-Year                              +4.46%
------------------------------------------
10-Year                             +4.69%
------------------------------------------

CLASS C (7/1/03-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin Federal
               Intermediate-Term
             Tax-Free Income Fund       Lehman Brothers Municipal
   Date           (Class C)         Bond Index: 10-Year Component 7     CPI 7
----------   --------------------   --------------------------------   -------
  7/1/2003         $10,000                      $10,000                $10,000
 7/31/2003         $ 9,570                      $ 9,580                $10,011
 8/31/2003         $ 9,665                      $ 9,662                $10,049
 9/30/2003         $ 9,967                      $ 9,988                $10,082
10/31/2003         $ 9,890                      $ 9,911                $10,071
11/30/2003         $ 9,977                      $10,018                $10,044
12/31/2003         $10,072                      $10,124                $10,033
 1/31/2004         $10,115                      $10,167                $10,082
 2/29/2004         $10,289                      $10,345                $10,136
 3/31/2004         $10,209                      $10,286                $10,201
 4/30/2004         $ 9,928                      $10,002                $10,234
 5/31/2004         $ 9,919                      $10,008                $10,294
 6/30/2004         $ 9,945                      $10,042                $10,327
 7/31/2004         $10,086                      $10,179                $10,310
 8/31/2004         $10,290                      $10,402                $10,316
 9/30/2004         $10,334                      $10,457                $10,338
10/31/2004         $10,414                      $10,541                $10,392
11/30/2004         $10,271                      $10,421                $10,397
12/31/2004         $10,396                      $10,544                $10,359
 1/31/2005         $10,467                      $10,633                $10,381
 2/28/2005         $10,395                      $10,566                $10,441
 3/31/2005         $10,295                      $10,474                $10,523
 4/30/2005         $10,484                      $10,676                $10,593
 5/31/2005         $10,538                      $10,748                $10,582
 6/30/2005         $10,592                      $10,810                $10,588
 7/31/2005         $10,500                      $10,718                $10,637
 8/31/2005         $10,609                      $10,848                $10,691
 9/30/2005         $10,516                      $10,750                $10,822
10/31/2005         $10,433                      $10,669                $10,844
11/30/2005         $10,478                      $10,735                $10,757
12/31/2005         $10,561                      $10,833                $10,713
 1/31/2006         $10,579                      $10,868                $10,795
 2/28/2006         $10,640                      $10,933                $10,817

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                            2/28/06
------------------------------------------
1-Year                              +1.28%
------------------------------------------
Since Inception (7/1/03)            +2.36%
------------------------------------------


                                                              Annual Report | 49

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the 2006 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


50 | Annual Report

Your Fund's Expenses

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 51

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/05      VALUE 2/28/06   PERIOD* 9/1/05-2/28/06
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,004.60              $3.48
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,021.32              $3.51
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,001.90              $6.20
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,018.60              $6.26
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.70% and C: 1.25%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


52 | Annual Report

Franklin Federal Limited-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Limited-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax. 1 The Fund maintains a dollar-weighted average maturity (the time in which the debt must be repaid) of five years or less.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin Federal Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/06**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ....................................   46.7%
AA .....................................   16.8%
Not Rated by S&P .......................   36.5%

* Standard & Poor's (S&P) is the primary independent rating agency. Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                        MOODY'S     INTERNAL
AAA or Aaa                       23.5%         4.3%
AA or Aa                          4.4%         4.3%
---------------------------------------------------
Total                            27.9%         8.6%

--------------------------------------------------------------------------------

This annual report for Franklin Federal Limited-Term Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $9.99 on February 28, 2005, to $9.91 on February 28, 2006. The Fund's

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 139.


                                                              Annual Report | 53

DIVIDEND DISTRIBUTIONS 2

Franklin Federal Limited-Term
Tax-Free Income Fund - Class A

------------------------------------------------------
MONTH                               DIVIDEND PER SHARE
------------------------------------------------------
March                                      1.46 cents
------------------------------------------------------
April                                      1.46 cents
------------------------------------------------------
May                                        1.56 cents
------------------------------------------------------
June                                       1.56 cents
------------------------------------------------------
July                                       1.69 cents
------------------------------------------------------
August                                     1.69 cents
------------------------------------------------------
September                                  1.69 cents
------------------------------------------------------
October                                    1.69 cents
------------------------------------------------------
November                                   1.85 cents
------------------------------------------------------
December                                   1.85 cents
------------------------------------------------------
January                                    1.85 cents
------------------------------------------------------
February                                   1.85 cents
------------------------------------------------------
TOTAL                                     20.20 CENTS
------------------------------------------------------

PORTFOLIO BREAKDOWN

Franklin Federal Limited-Term
Tax-Free Income Fund
2/28/06

-------------------------------------------------------------
                                                   % OF TOTAL
                                       LONG-TERM INVESTMENTS*
-------------------------------------------------------------
General Obligation                                     40.9%
-------------------------------------------------------------
Other Revenue                                          13.4%
-------------------------------------------------------------
Utilities                                              11.8%
-------------------------------------------------------------
Tax-Supported                                          10.1%
-------------------------------------------------------------
Higher Education                                        9.4%
-------------------------------------------------------------
Hospital & Health Care                                  6.3%
-------------------------------------------------------------
Subject to Government Appropriations                    5.1%
-------------------------------------------------------------
Housing                                                 2.0%
-------------------------------------------------------------
Transportation                                          1.0%
-------------------------------------------------------------

*     Does not include short-term investments and other net assets.

Class A shares paid dividends totaling 20.20 cents per share for the reporting period. 2 The Performance Summary beginning on page 55 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.19%. An investor in the 2006 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 3.37% from a taxable investment to match the Fund's Class A tax-free distribution rate.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to five-year range in an effort to take advantage of rising yields. As a result of our strategy, the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

Thank you for your continued participation in Franklin Federal Limited-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


54 | Annual Report

Performance Summary as of 2/28/06

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------
CLASS A  (SYMBOL: FFTFX)                                 CHANGE   2/28/06         2/28/05
----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    -$0.08    $9.91           $9.99
----------------------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
----------------------------------------------------------------------------------------------
Dividend Income                                $0.2020
----------------------------------------------------------------------------------------------

PERFORMANCE 1

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

----------------------------------------------------------------------------------------------
CLASS A                                                            1-YEAR   INCEPTION (9/2/03)
----------------------------------------------------------------------------------------------
Cumulative Total Return 2                                          +1.23%        +3.14%
----------------------------------------------------------------------------------------------
Average Annual Total Return 3                                      -1.05%        +0.33%
----------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                                 -0.89%        +0.29%
----------------------------------------------------------------------------------------------
   Distribution Rate 5                           2.19%
----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 6        3.37%
----------------------------------------------------------------------------------------------
   30-Day Standardized Yield 7                   2.61%
----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 6                    4.02%
----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 55

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS A                     2/28/06
-----------------------------------
1-Year                       -1.05%
-----------------------------------
Since Inception (9/2/03)     +0.33%
-----------------------------------

CLASS A (9/2/03 - 2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


            Franklin Federal Limited-Term       Lehman Brothers
                 Tax-Free Income Fund        Municipal Bond Index:
  Date                (Class A)               5-Year Componenet 8     CPI 8
----------  -----------------------------    ---------------------   -------
  9/2/2003             $ 9,775                      $10,000          $10,000
 9/30/2003             $ 9,853                      $10,253          $10,033
10/31/2003             $ 9,834                      $10,186          $10,022
11/30/2003             $ 9,853                      $10,227          $ 9,995
12/31/2003             $ 9,863                      $10,267          $ 9,984
 1/31/2004             $ 9,883                      $10,316          $10,033
 2/29/2004             $ 9,942                      $10,442          $10,087
 3/31/2004             $ 9,924                      $10,398          $10,152
 4/30/2004             $ 9,837                      $10,190          $10,184
 5/31/2004             $ 9,799                      $10,137          $10,244
 6/30/2004             $ 9,810                      $10,175          $10,276
 7/31/2004             $ 9,871                      $10,269          $10,260
 8/31/2004             $ 9,962                      $10,449          $10,265
 9/30/2004             $ 9,973                      $10,463          $10,287
10/31/2004             $ 9,994                      $10,521          $10,341
11/30/2004             $ 9,956                      $10,452          $10,347
12/31/2004             $ 9,989                      $10,547          $10,309
 1/31/2005             $ 9,981                      $10,544          $10,330
 2/28/2005             $ 9,954                      $10,492          $10,390
 3/31/2005             $ 9,929                      $10,425          $10,471
 4/30/2005             $ 9,973                      $10,546          $10,542
 5/31/2005             $ 9,989                      $10,576          $10,531
 6/30/2005             $10,024                      $10,625          $10,536
 7/31/2005             $10,001                      $10,567          $10,585
 8/31/2005             $10,028                      $10,634          $10,639
 9/30/2005             $10,025                      $10,615          $10,769
10/31/2005             $10,012                      $10,570          $10,791
11/30/2005             $10,020                      $10,595          $10,704
12/31/2005             $10,049                      $10,647          $10,661
 1/31/2006             $10,069                      $10,671          $10,742
 2/28/2006             $10,082                      $10,691          $10,764


56 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 2/1/06, these shares were offered without an initial sales charge; thus actual total returns would have differed.

1. The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 2.06%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the 2.0 cent per share current monthly dividend and the maximum offering price of $10.14 on 2/28/06.

6. Taxable equivalent distribution rate and yield assume the 2006 maximum federal income tax rate of 35.00%.

7. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

8. Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index: 5-Year Component is the 5-year (4-6) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 57

YOUR FUND'S EXPENSES

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


58 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/05      VALUE 2/28/06     PERIOD* 9/1/05-2/28/06
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,004.60                $2.49
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,022.32                $2.51
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 59

Franklin High Yield Tax-Free Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin High Yield Tax-Free Income Fund seeks to provide high current yield exempt from federal income tax by investing at least 80% of its total net assets in securities that pay interest free from such tax. 1 The Fund currently invests primarily in securities rated BBB/Baa or below (or comparable unrated securities). Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/06**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA .....................  26.0%
AA ......................   2.0%
A .......................   8.5%
BBB .....................  14.7%
Below Investment Grade ..  15.3%
Not Rated by S&P ........  33.5%

* Standard & Poor's (S&P) is the primary independent rating agency. Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   FITCH   INTERNAL
AAA or Aaa                 3.4%      --       0.8%
AA or Aa                   0.4%      --       0.3%
A                          0.2%     0.2%      2.5%
BBB or Baa                 1.2%     0.6%      2.4%
Below Investment Grade     4.3%     2.1%     15.1%
---------------------------------------------------
Total                      9.5%     2.9%     21.1%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin High Yield Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.81 on February 28, 2005, to $10.83 on February 28, 2006. The Fund's

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 147.


60 | Annual Report

DIVIDEND DISTRIBUTIONS 2

Franklin High Yield Tax-Free Income Fund

--------------------------------------------------------------------------------
                                        DIVIDEND PER SHARE
                   -------------------------------------------------------------
MONTH                 CLASS A        CLASS B         CLASS C      ADVISOR CLASS*
--------------------------------------------------------------------------------
March               4.80 cents      4.28 cents      4.27 cents              --
--------------------------------------------------------------------------------
April               4.80 cents      4.28 cents      4.27 cents              --
--------------------------------------------------------------------------------
May                 4.80 cents      4.28 cents      4.27 cents              --
--------------------------------------------------------------------------------
June                4.80 cents      4.29 cents      4.29 cents              --
--------------------------------------------------------------------------------
July                4.80 cents      4.29 cents      4.29 cents              --
--------------------------------------------------------------------------------
August              4.80 cents      4.29 cents      4.29 cents              --
--------------------------------------------------------------------------------
September           4.68 cents      4.20 cents      4.19 cents              --
--------------------------------------------------------------------------------
October             4.68 cents      4.20 cents      4.19 cents              --
--------------------------------------------------------------------------------
November            4.38 cents      3.90 cents      3.89 cents              --
--------------------------------------------------------------------------------
December            4.38 cents      3.88 cents      3.87 cents              --
--------------------------------------------------------------------------------
January             4.38 cents      3.88 cents      3.87 cents              --
--------------------------------------------------------------------------------
February            4.38 cents      3.88 cents      3.87 cents      4.46 cents
--------------------------------------------------------------------------------
TOTAL              55.68 CENTS     49.65 CENTS     49.56 CENTS      4.46 CENTS
--------------------------------------------------------------------------------

* Effective 1/3/2006, the Fund began offering Advisor Class shares. Please see the prospectus for details.

Class A shares paid dividends totaling 55.68 cents per share for the reporting period. 2 The Performance Summary beginning on page 63 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.65% based on an annualization of the current 4.38 cent per share dividend and the maximum offering price of $11.31 on February 28, 2006. An investor in the 2006 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 7.15% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 61

PORTFOLIO BREAKDOWN

Franklin High Yield Tax-Free Income Fund 2/28/06

--------------------------------------------------
                                        % OF TOTAL
                            LONG-TERM INVESTMENTS*
--------------------------------------------------
Utilities                                    20.4%
--------------------------------------------------
Prerefunded                                  16.8%
--------------------------------------------------
Transportation                               16.5%
--------------------------------------------------
Hospital & Health Care                       15.3%
--------------------------------------------------
Tax-Supported                                12.9%
--------------------------------------------------
Corporate-Backed                              5.7%
--------------------------------------------------
Other Revenue                                 4.2%
--------------------------------------------------
General Obligation                            3.9%
--------------------------------------------------
Subject to Government Appropriations          2.6%
--------------------------------------------------
Housing                                       1.0%
--------------------------------------------------
Higher Education                              0.7%
--------------------------------------------------

*    Does not include short-term investments and other net assets.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

During the year under review, spreads between short- and long-term bond yields tightened and it was difficult for us to find value in credit-driven securities. We believe that with such tight spreads, investors are not adequately compensated for the added credit risk. As a result, most of our purchases were in AAA-rated, insured bonds, which raised the Fund's average credit quality to A-. More than 44% of the Fund's securities are rated A or better. We believe that the Fund was well positioned at fiscal year-end with plenty of liquidity in such securities if yield spreads widen or interest rates rise.

The Fund's performance was hindered by the weak energy and airline sectors, which came under pressure from high energy and fuel costs. Namely, special facility bonds backed by Delta Airlines and Northwest Airlines underperformed since their bankruptcy filings in September 2005. Oregon's Klamath Falls electric revenue bonds backed by Klamath Cogeneration Project also under-performed due to high energy costs. Our research analysts continue to closely monitor these credits.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


62 | Annual Report

Performance Summary as of 2/28/06

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------
CLASS A (SYMBOL: FRHIX)                                CHANGE    2/28/06    2/28/05
-----------------------------------------------------------------------------------
Net Asset Value (NAV)                                  +$0.02     $10.83     $10.81
-----------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-----------------------------------------------------------------------------------
Dividend Income                            $0.5568
-----------------------------------------------------------------------------------
CLASS B (SYMBOL: FYIBX)                                CHANGE    2/28/06    2/28/05
-----------------------------------------------------------------------------------
Net Asset Value (NAV)                                  +$0.03     $10.90     $10.87
-----------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-----------------------------------------------------------------------------------
Dividend Income                            $0.4965
-----------------------------------------------------------------------------------
CLASS C (SYMBOL: FHYIX)                                CHANGE    2/28/06    2/28/05
-----------------------------------------------------------------------------------
Net Asset Value (NAV)                                  +$0.04     $10.95     $10.91
-----------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-----------------------------------------------------------------------------------
Dividend Income                            $0.4956
-----------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                            CHANGE    2/28/06     1/3/06
-----------------------------------------------------------------------------------
Net Asset Value (NAV)                                  +$0.09     $10.85     $10.76
-----------------------------------------------------------------------------------
DISTRIBUTIONS (FEBRUARY 2006)
-----------------------------------------------------------------------------------
Dividend Income                            $0.0446
-----------------------------------------------------------------------------------


                                                              Annual Report | 63

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------
CLASS A                                                  1-YEAR      5-YEAR        10-YEAR
------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +5.45%     +35.80%        +72.44%
------------------------------------------------------------------------------------------------
Average Annual Total Return 2                            +0.97%      +5.38%         +5.14%
------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                       +0.90%      +5.14%         +5.23%
------------------------------------------------------------------------------------------------
   Distribution Rate 4                         4.65%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      7.15%
------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 4.28%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  6.58%
------------------------------------------------------------------------------------------------
CLASS B                                                  1-YEAR      5-YEAR   INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +4.93%     +32.23%        +35.95%
------------------------------------------------------------------------------------------------
Average Annual Total Return 2                            +0.93%      +5.43%         +4.38%
------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                       +0.71%      +5.14%         +4.28%
------------------------------------------------------------------------------------------------
   Distribution Rate 4                         4.27%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.57%
------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.92%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  6.03%
------------------------------------------------------------------------------------------------
CLASS C                                                  1-YEAR      5-YEAR        10-YEAR
------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +5.00%     +32.21%        +63.43%
------------------------------------------------------------------------------------------------
Average Annual Total Return 2                            +4.00%      +5.74%         +5.03%
------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                       +3.77%      +5.48%         +5.11%
------------------------------------------------------------------------------------------------
   Distribution Rate 4                         4.24%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.52%
------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.93%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  6.05%
------------------------------------------------------------------------------------------------
ADVISOR CLASS 7                                          1-YEAR      5-YEAR        10-YEAR
------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +5.42%     +35.76%        +72.39%
------------------------------------------------------------------------------------------------
Average Annual Total Return 2                            +5.42%      +6.31%         +5.60%
------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                       +5.39%      +6.06%         +5.68%
------------------------------------------------------------------------------------------------
   Distribution Rate 4                         4.93%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      7.58%
------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 4.57%
------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  7.03%
------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


64 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin High Yield
                Tax-Free Income Fund          Lehman Brothers
   Date               (Class A)           Municipal Bond Index 8        CPI 8
----------      --------------------      -----------------------      -------
  3/1/1996             $ 9,572                    $10,000              $10,000
 3/31/1996             $ 9,479                    $ 9,872              $10,052
 4/30/1996             $ 9,489                    $ 9,844              $10,090
 5/31/1996             $ 9,506                    $ 9,840              $10,110
 6/30/1996             $ 9,603                    $ 9,948              $10,116
 7/31/1996             $ 9,674                    $10,038              $10,136
 8/31/1996             $ 9,710                    $10,036              $10,155
 9/30/1996             $ 9,844                    $10,176              $10,187
10/31/1996             $ 9,969                    $10,291              $10,219
11/30/1996             $10,122                    $10,479              $10,239
12/31/1996             $10,114                    $10,435              $10,239
 1/31/1997             $10,142                    $10,455              $10,271
 2/28/1997             $10,234                    $10,551              $10,303
 3/31/1997             $10,152                    $10,410              $10,329
 4/30/1997             $10,233                    $10,497              $10,342
 5/31/1997             $10,359                    $10,655              $10,336
 6/30/1997             $10,486                    $10,769              $10,349
 7/31/1997             $10,754                    $11,067              $10,362
 8/31/1997             $10,695                    $10,963              $10,381
 9/30/1997             $10,872                    $11,093              $10,407
10/31/1997             $10,945                    $11,165              $10,433
11/30/1997             $11,018                    $11,231              $10,426
12/31/1997             $11,188                    $11,394              $10,413
 1/31/1998             $11,310                    $11,512              $10,433
 2/28/1998             $11,336                    $11,515              $10,452
 3/31/1998             $11,341                    $11,525              $10,471
 4/30/1998             $11,337                    $11,474              $10,491
 5/31/1998             $11,481                    $11,655              $10,510
 6/30/1998             $11,535                    $11,701              $10,523
 7/31/1998             $11,549                    $11,730              $10,536
 8/31/1998             $11,684                    $11,911              $10,549
 9/30/1998             $11,758                    $12,060              $10,562
10/31/1998             $11,742                    $12,060              $10,587
11/30/1998             $11,705                    $12,102              $10,587
12/31/1998             $11,725                    $12,132              $10,581
 1/31/1999             $11,821                    $12,277              $10,607
 2/28/1999             $11,815                    $12,223              $10,620
 3/31/1999             $11,850                    $12,240              $10,652
 4/30/1999             $11,895                    $12,271              $10,730
 5/31/1999             $11,847                    $12,200              $10,730
 6/30/1999             $11,716                    $12,024              $10,730
 7/31/1999             $11,772                    $12,068              $10,762
 8/31/1999             $11,640                    $11,971              $10,788
 9/30/1999             $11,633                    $11,976              $10,839
10/31/1999             $11,424                    $11,846              $10,859
11/30/1999             $11,514                    $11,972              $10,865
12/31/1999             $11,346                    $11,883              $10,865
 1/31/2000             $11,242                    $11,831              $10,897
 2/29/2000             $11,355                    $11,969              $10,962
 3/31/2000             $11,589                    $12,230              $11,052
 4/30/2000             $11,538                    $12,158              $11,059
 5/31/2000             $11,466                    $12,095              $11,072
 6/30/2000             $11,570                    $12,415              $11,130
 7/31/2000             $11,708                    $12,588              $11,156
 8/31/2000             $11,869                    $12,782              $11,156
 9/30/2000             $11,826                    $12,715              $11,214
10/31/2000             $11,908                    $12,854              $11,233
11/30/2000             $11,910                    $12,952              $11,240
12/31/2000             $12,011                    $13,271              $11,233
 1/31/2001             $12,089                    $13,403              $11,304
 2/28/2001             $12,157                    $13,446              $11,349
 3/31/2001             $12,271                    $13,566              $11,375
 4/30/2001             $12,211                    $13,419              $11,420
 5/31/2001             $12,338                    $13,563              $11,472
 6/30/2001             $12,442                    $13,654              $11,491
 7/31/2001             $12,641                    $13,857              $11,459
 8/31/2001             $12,841                    $14,085              $11,459
 9/30/2001             $12,733                    $14,038              $11,511
10/31/2001             $12,828                    $14,205              $11,472
11/30/2001             $12,803                    $14,085              $11,453
12/31/2001             $12,718                    $13,952              $11,407
 1/31/2002             $12,887                    $14,194              $11,433
 2/28/2002             $12,948                    $14,365              $11,478
 3/31/2002             $12,837                    $14,083              $11,543
 4/30/2002             $12,985                    $14,359              $11,607
 5/31/2002             $13,035                    $14,446              $11,607
 6/30/2002             $13,134                    $14,599              $11,614
 7/31/2002             $13,196                    $14,786              $11,627
 8/31/2002             $13,271                    $14,964              $11,666
 9/30/2002             $13,359                    $15,292              $11,685
10/31/2002             $13,042                    $15,038              $11,704
11/30/2002             $13,143                    $14,976              $11,704
12/31/2002             $13,372                    $15,292              $11,679
 1/31/2003             $13,384                    $15,253              $11,730
 2/28/2003             $13,461                    $15,466              $11,821
 3/31/2003             $13,370                    $15,476              $11,892
 4/30/2003             $13,526                    $15,578              $11,866
 5/31/2003             $13,839                    $15,943              $11,846
 6/30/2003             $13,878                    $15,875              $11,859
 7/31/2003             $13,625                    $15,319              $11,872
 8/31/2003             $13,665                    $15,434              $11,917
 9/30/2003             $14,038                    $15,887              $11,956
10/31/2003             $14,104                    $15,807              $11,943
11/30/2003             $14,279                    $15,972              $11,911
12/31/2003             $14,440                    $16,104              $11,898
 1/31/2004             $14,602                    $16,197              $11,956
 2/29/2004             $14,779                    $16,440              $12,021
 3/31/2004             $14,751                    $16,383              $12,098
 4/30/2004             $14,529                    $15,995              $12,137
 5/31/2004             $14,473                    $15,937              $12,208
 6/30/2004             $14,541                    $15,995              $12,247
 7/31/2004             $14,707                    $16,205              $12,227
 8/31/2004             $14,944                    $16,530              $12,234
 9/30/2004             $15,041                    $16,618              $12,260
10/31/2004             $15,196                    $16,761              $12,324
11/30/2004             $15,236                    $16,623              $12,331
12/31/2004             $15,434                    $16,826              $12,285
 1/31/2005             $15,618                    $16,983              $12,311
 2/28/2005             $15,658                    $16,927              $12,382
 3/31/2005             $15,626                    $16,820              $12,479
 4/30/2005             $15,885                    $17,085              $12,563
 5/31/2005             $16,028                    $17,206              $12,550
 6/30/2005             $16,158                    $17,313              $12,556
 7/31/2005             $16,214                    $17,234              $12,615
 8/31/2005             $16,330                    $17,408              $12,679
 9/30/2005             $16,116                    $17,291              $12,834
10/31/2005             $16,022                    $17,186              $12,860
11/30/2005             $16,072                    $17,269              $12,757
12/31/2005             $16,274                    $17,417              $12,705
 1/31/2006             $16,325                    $17,464              $12,802
 2/28/2006             $16,507                    $17,581              $12,828

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                            2/28/06
------------------------------------------
1-Year                              +0.97%
------------------------------------------
5-Year                              +5.38%
------------------------------------------
10-Year                             +5.14%
------------------------------------------

CLASS B (1/1/99-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin High Yield
                Tax-Free Income Fund          Lehman Brothers
   Date               (Class B)           Municipal Bond Index 8        CPI 8
----------      --------------------      -----------------------      -------
  1/1/1999             $10,000                    $10,000              $10,000
 1/31/1999             $10,095                    $10,119              $10,024
 2/28/1999             $10,085                    $10,075              $10,037
 3/31/1999             $10,110                    $10,089              $10,067
 4/30/1999             $10,143                    $10,114              $10,140
 5/31/1999             $10,098                    $10,055              $10,140
 6/30/1999             $ 9,981                    $ 9,911              $10,140
 7/31/1999             $10,033                    $ 9,947              $10,171
 8/31/1999             $ 9,915                    $ 9,867              $10,195
 9/30/1999             $ 9,905                    $ 9,871              $10,244
10/31/1999             $ 9,723                    $ 9,764              $10,262
11/30/1999             $ 9,794                    $ 9,868              $10,268
12/31/1999             $ 9,647                    $ 9,794              $10,268
 1/31/2000             $ 9,555                    $ 9,752              $10,299
 2/29/2000             $ 9,646                    $ 9,865              $10,360
 3/31/2000             $ 9,839                    $10,081              $10,445
 4/30/2000             $ 9,801                    $10,021              $10,451
 5/31/2000             $ 9,726                     $9,969              $10,464
 6/30/2000             $ 9,810                    $10,233              $10,519
 7/31/2000             $ 9,931                    $10,375              $10,543
 8/31/2000             $10,054                    $10,535              $10,543
 9/30/2000             $10,013                    $10,481              $10,598
10/31/2000             $10,077                    $10,595              $10,616
11/30/2000             $10,084                    $10,675              $10,622
12/31/2000             $10,164                    $10,939              $10,616
 1/31/2001             $10,225                    $11,047              $10,683
 2/28/2001             $10,268                    $11,082              $10,726
 3/31/2001             $10,368                    $11,182              $10,750
 4/30/2001             $10,313                    $11,060              $10,793
 5/31/2001             $10,414                    $11,179              $10,842
 6/30/2001             $10,497                    $11,254              $10,860
 7/31/2001             $10,659                    $11,421              $10,830
 8/31/2001             $10,822                    $11,609              $10,830
 9/30/2001             $10,727                    $11,570              $10,879
10/31/2001             $10,802                    $11,708              $10,842
11/30/2001             $10,776                    $11,609              $10,824
12/31/2001             $10,700                    $11,499              $10,781
 1/31/2002             $10,836                    $11,699              $10,805
 2/28/2002             $10,892                    $11,840              $10,848
 3/31/2002             $10,784                    $11,608              $10,909
 4/30/2002             $10,902                    $11,835              $10,970
 5/31/2002             $10,949                    $11,907              $10,970
 6/30/2002             $11,017                    $12,033              $10,976
 7/31/2002             $11,063                    $12,187              $10,988
 8/31/2002             $11,132                    $12,334              $11,025
 9/30/2002             $11,200                    $12,604              $11,043
10/31/2002             $10,920                    $12,395              $11,062
11/30/2002             $10,999                    $12,343              $11,062
12/31/2002             $11,196                    $12,604              $11,037
 1/31/2003             $11,190                    $12,572              $11,086
 2/28/2003             $11,259                    $12,748              $11,171
 3/31/2003             $11,167                    $12,755              $11,239
 4/30/2003             $11,291                    $12,840              $11,214
 5/31/2003             $11,557                    $13,140              $11,196
 6/30/2003             $11,584                    $13,084              $11,208
 7/31/2003             $11,369                    $12,627              $11,220
 8/31/2003             $11,397                    $12,721              $11,263
 9/30/2003             $11,700                    $13,095              $11,300
10/31/2003             $11,750                    $13,029              $11,287
11/30/2003             $11,889                    $13,165              $11,257
12/31/2003             $12,017                    $13,274              $11,245
 1/31/2004             $12,146                    $13,350              $11,300
 2/29/2004             $12,287                    $13,551              $11,361
 3/31/2004             $12,257                    $13,503              $11,434
 4/30/2004             $12,069                    $13,184              $11,470
 5/31/2004             $12,017                    $13,136              $11,538
 6/30/2004             $12,079                    $13,184              $11,574
 7/31/2004             $12,210                    $13,357              $11,556
 8/31/2004             $12,388                    $13,625              $11,562
 9/30/2004             $12,474                    $13,697              $11,586
10/31/2004             $12,584                    $13,815              $11,647
11/30/2004             $12,612                    $13,701              $11,653
12/31/2004             $12,780                    $13,868              $11,611
 1/31/2005             $12,914                    $13,998              $11,635
 2/28/2005             $12,941                    $13,951              $11,702
 3/31/2005             $12,920                    $13,863              $11,794
 4/30/2005             $13,127                    $14,082              $11,873
 5/31/2005             $13,238                    $14,182              $11,861
 6/30/2005             $13,339                    $14,270              $11,867
 7/31/2005             $13,378                    $14,205              $11,922
 8/31/2005             $13,467                    $14,348              $11,983
 9/30/2005             $13,286                    $14,252              $12,129
10/31/2005             $13,203                    $14,165              $12,154
11/30/2005             $13,239                    $14,233              $12,056
12/31/2005             $13,398                    $14,356              $12,007
 1/31/2006             $13,433                    $14,394              $12,099
 2/28/2006             $13,595                    $14,491              $12,123

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS B                            2/28/06
------------------------------------------
1-Year                              +0.93%
------------------------------------------
5-Year                              +5.43%
------------------------------------------
Since Inception (1/1/99)            +4.38%
------------------------------------------


                                                              Annual Report | 65

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                            2/28/06
------------------------------------------
1-Year                              +4.00%
------------------------------------------
5-Year                              +5.74%
------------------------------------------
10-Year                             +5.03%
------------------------------------------

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin High Yield
                Tax-Free Income Fund          Lehman Brothers
   Date               (Class C)           Municipal Bond Index 8        CPI 8
----------      --------------------      -----------------------      -------
  3/1/1996             $10,000                    $10,000              $10,000
 3/31/1996             $ 9,900                    $ 9,872              $10,052
 4/30/1996             $ 9,905                    $ 9,844              $10,090
 5/31/1996             $ 9,918                    $ 9,840              $10,110
 6/30/1996             $10,014                    $ 9,948              $10,116
 7/31/1996             $10,083                    $10,038              $10,136
 8/31/1996             $10,116                    $10,036              $10,155
 9/30/1996             $10,250                    $10,176              $10,187
10/31/1996             $10,375                    $10,291              $10,219
11/30/1996             $10,528                    $10,479              $10,239
12/31/1996             $10,515                    $10,435              $10,239
 1/31/1997             $10,548                    $10,455              $10,271
 2/28/1997             $10,638                    $10,551              $10,303
 3/31/1997             $10,547                    $10,410              $10,329
 4/30/1997             $10,625                    $10,497              $10,342
 5/31/1997             $10,751                    $10,655              $10,336
 6/30/1997             $10,877                    $10,769              $10,349
 7/31/1997             $11,148                    $11,067              $10,362
 8/31/1997             $11,082                    $10,963              $10,381
 9/30/1997             $11,268                    $11,093              $10,407
10/31/1997             $11,329                    $11,165              $10,433
11/30/1997             $11,399                    $11,231              $10,426
12/31/1997             $11,578                    $11,394              $10,413
 1/31/1998             $11,698                    $11,512              $10,433
 2/28/1998             $11,719                    $11,515              $10,452
 3/31/1998             $11,719                    $11,525              $10,471
 4/30/1998             $11,709                    $11,474              $10,491
 5/31/1998             $11,851                    $11,655              $10,510
 6/30/1998             $11,900                    $11,701              $10,523
 7/31/1998             $11,920                    $11,730              $10,536
 8/31/1998             $12,042                    $11,911              $10,549
 9/30/1998             $12,112                    $12,060              $10,562
10/31/1998             $12,101                    $12,060              $10,587
11/30/1998             $12,058                    $12,102              $10,587
12/31/1998             $12,063                    $12,132              $10,581
 1/31/1999             $12,166                    $12,277              $10,607
 2/28/1999             $12,154                    $12,223              $10,620
 3/31/1999             $12,183                    $12,240              $10,652
 4/30/1999             $12,223                    $12,271              $10,730
 5/31/1999             $12,157                    $12,200              $10,730
 6/30/1999             $12,017                    $12,024              $10,730
 7/31/1999             $12,080                    $12,068              $10,762
 8/31/1999             $11,929                    $11,971              $10,788
 9/30/1999             $11,928                    $11,976              $10,839
10/31/1999             $11,710                    $11,846              $10,859
11/30/1999             $11,785                    $11,972              $10,865
12/31/1999             $11,609                    $11,883              $10,865
 1/31/2000             $11,498                    $11,831              $10,897
 2/29/2000             $11,608                    $11,969              $10,962
 3/31/2000             $11,840                    $12,230              $11,052
 4/30/2000             $11,794                    $12,158              $11,059
 5/31/2000             $11,704                    $12,095              $11,072
 6/30/2000             $11,815                    $12,415              $11,130
 7/31/2000             $11,950                    $12,588              $11,156
 8/31/2000             $12,108                    $12,782              $11,156
 9/30/2000             $12,059                    $12,715              $11,214
10/31/2000             $12,135                    $12,854              $11,233
11/30/2000             $12,132                    $12,952              $11,240
12/31/2000             $12,228                    $13,271              $11,233
 1/31/2001             $12,302                    $13,403              $11,304
 2/28/2001             $12,364                    $13,446              $11,349
 3/31/2001             $12,474                    $13,566              $11,375
 4/30/2001             $12,407                    $13,419              $11,420
 5/31/2001             $12,529                    $13,563              $11,472
 6/30/2001             $12,640                    $13,654              $11,491
 7/31/2001             $12,835                    $13,857              $11,459
 8/31/2001             $13,030                    $14,085              $11,459
 9/30/2001             $12,904                    $14,038              $11,511
10/31/2001             $13,006                    $14,205              $11,472
11/30/2001             $12,963                    $14,085              $11,453
12/31/2001             $12,871                    $13,952              $11,407
 1/31/2002             $13,047                    $14,194              $11,433
 2/28/2002             $13,101                    $14,365              $11,478
 3/31/2002             $12,984                    $14,083              $11,543
 4/30/2002             $13,126                    $14,359              $11,607
 5/31/2002             $13,170                    $14,446              $11,607
 6/30/2002             $13,264                    $14,599              $11,614
 7/31/2002             $13,320                    $14,786              $11,627
 8/31/2002             $13,390                    $14,964              $11,666
 9/30/2002             $13,471                    $15,292              $11,685
10/31/2002             $13,136                    $15,038              $11,704
11/30/2002             $13,243                    $14,976              $11,704
12/31/2002             $13,466                    $15,292              $11,679
 1/31/2003             $13,472                    $15,253              $11,730
 2/28/2003             $13,542                    $15,466              $11,821
 3/31/2003             $13,445                    $15,476              $11,892
 4/30/2003             $13,594                    $15,578              $11,866
 5/31/2003             $13,913                    $15,943              $11,846
 6/30/2003             $13,932                    $15,875              $11,859
 7/31/2003             $13,674                    $15,319              $11,872
 8/31/2003             $13,706                    $15,434              $11,917
 9/30/2003             $14,084                    $15,887              $11,956
10/31/2003             $14,143                    $15,807              $11,943
11/30/2003             $14,310                    $15,972              $11,911
12/31/2003             $14,450                    $16,104              $11,898
 1/31/2004             $14,605                    $16,197              $11,956
 2/29/2004             $14,787                    $16,440              $12,021
 3/31/2004             $14,752                    $16,383              $12,098
 4/30/2004             $14,525                    $15,995              $12,137
 5/31/2004             $14,463                    $15,937              $12,208
 6/30/2004             $14,523                    $15,995              $12,247
 7/31/2004             $14,681                    $16,205              $12,227
 8/31/2004             $14,908                    $16,530              $12,234
 9/30/2004             $14,997                    $16,618              $12,260
10/31/2004             $15,143                    $16,761              $12,324
11/30/2004             $15,176                    $16,623              $12,331
12/31/2004             $15,378                    $16,826              $12,285
 1/31/2005             $15,538                    $16,983              $12,311
 2/28/2005             $15,570                    $16,927              $12,382
 3/31/2005             $15,546                    $16,820              $12,479
 4/30/2005             $15,793                    $17,085              $12,563
 5/31/2005             $15,927                    $17,206              $12,550
 6/30/2005             $16,047                    $17,313              $12,556
 7/31/2005             $16,094                    $17,234              $12,615
 8/31/2005             $16,201                    $17,408              $12,679
 9/30/2005             $15,984                    $17,291              $12,834
10/31/2005             $15,884                    $17,186              $12,860
11/30/2005             $15,926                    $17,269              $12,757
12/31/2005             $16,117                    $17,417              $12,705
 1/31/2006             $16,159                    $17,464              $12,802
 2/28/2006             $16,343                    $17,581              $12,828


AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
ADVISOR CLASS 7                    2/28/06
------------------------------------------
1-Year                              +5.42%
------------------------------------------
5-Year                              +6.31%
------------------------------------------
10-Year                             +5.60%
------------------------------------------

ADVISOR CLASS (3/1/96-2/28/06) 7

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin High Yield
                Tax-Free Income Fund          Lehman Brothers
  Date             (Class Advisor)        Municipal Bond Index 8        CPI 8
----------      --------------------      -----------------------      -------
  3/1/1996             $10,000                    $10,000              $10,000
 3/31/1996             $ 9,903                    $ 9,872              $10,052
 4/30/1996             $ 9,913                    $ 9,844              $10,090
 5/31/1996             $ 9,931                    $ 9,840              $10,110
 6/30/1996             $10,033                    $ 9,948              $10,116
 7/31/1996             $10,107                    $10,038              $10,136
 8/31/1996             $10,144                    $10,036              $10,155
 9/30/1996             $10,284                    $10,176              $10,187
10/31/1996             $10,415                    $10,291              $10,219
11/30/1996             $10,575                    $10,479              $10,239
12/31/1996             $10,566                    $10,435              $10,239
 1/31/1997             $10,596                    $10,455              $10,271
 2/28/1997             $10,691                    $10,551              $10,303
 3/31/1997             $10,606                    $10,410              $10,329
 4/30/1997             $10,690                    $10,497              $10,342
 5/31/1997             $10,822                    $10,655              $10,336
 6/30/1997             $10,955                    $10,769              $10,349
 7/31/1997             $11,235                    $11,067              $10,362
 8/31/1997             $11,173                    $10,963              $10,381
 9/30/1997             $11,357                    $11,093              $10,407
10/31/1997             $11,434                    $11,165              $10,433
11/30/1997             $11,511                    $11,231              $10,426
12/31/1997             $11,688                    $11,394              $10,413
 1/31/1998             $11,815                    $11,512              $10,433
 2/28/1998             $11,842                    $11,515              $10,452
 3/31/1998             $11,848                    $11,525              $10,471
 4/30/1998             $11,844                    $11,474              $10,491
 5/31/1998             $11,994                    $11,655              $10,510
 6/30/1998             $12,050                    $11,701              $10,523
 7/31/1998             $12,066                    $11,730              $10,536
 8/31/1998             $12,206                    $11,911              $10,549
 9/30/1998             $12,283                    $12,060              $10,562
10/31/1998             $12,266                    $12,060              $10,587
11/30/1998             $12,229                    $12,102              $10,587
12/31/1998             $12,249                    $12,132              $10,581
 1/31/1999             $12,349                    $12,277              $10,607
 2/28/1999             $12,343                    $12,223              $10,620
 3/31/1999             $12,379                    $12,240              $10,652
 4/30/1999             $12,427                    $12,271              $10,730
 5/31/1999             $12,377                    $12,200              $10,730
 6/30/1999             $12,239                    $12,024              $10,730
 7/31/1999             $12,298                    $12,068              $10,762
 8/31/1999             $12,160                    $11,971              $10,788
 9/30/1999             $12,153                    $11,976              $10,839
10/31/1999             $11,935                    $11,846              $10,859
11/30/1999             $12,028                    $11,972              $10,865
12/31/1999             $11,853                    $11,883              $10,865
 1/31/2000             $11,744                    $11,831              $10,897
 2/29/2000             $11,862                    $11,969              $10,962
 3/31/2000             $12,107                    $12,230              $11,052
 4/30/2000             $12,053                    $12,158              $11,059
 5/31/2000             $11,978                    $12,095              $11,072
 6/30/2000             $12,087                    $12,415              $11,130
 7/31/2000             $12,231                    $12,588              $11,156
 8/31/2000             $12,400                    $12,782              $11,156
 9/30/2000             $12,355                    $12,715              $11,214
10/31/2000             $12,440                    $12,854              $11,233
11/30/2000             $12,442                    $12,952              $11,240
12/31/2000             $12,548                    $13,271              $11,233
 1/31/2001             $12,630                    $13,403              $11,304
 2/28/2001             $12,700                    $13,446              $11,349
 3/31/2001             $12,819                    $13,566              $11,375
 4/30/2001             $12,757                    $13,419              $11,420
 5/31/2001             $12,889                    $13,563              $11,472
 6/30/2001             $12,998                    $13,654              $11,491
 7/31/2001             $13,205                    $13,857              $11,459
 8/31/2001             $13,414                    $14,085              $11,459
 9/30/2001             $13,302                    $14,038              $11,511
10/31/2001             $13,401                    $14,205              $11,472
11/30/2001             $13,375                    $14,085              $11,453
12/31/2001             $13,286                    $13,952              $11,407
 1/31/2002             $13,463                    $14,194              $11,433
 2/28/2002             $13,526                    $14,365              $11,478
 3/31/2002             $13,411                    $14,083              $11,543
 4/30/2002             $13,565                    $14,359              $11,607
 5/31/2002             $13,617                    $14,446              $11,607
 6/30/2002             $13,721                    $14,599              $11,614
 7/31/2002             $13,786                    $14,786              $11,627
 8/31/2002             $13,864                    $14,964              $11,666
 9/30/2002             $13,956                    $15,292              $11,685
10/31/2002             $13,625                    $15,038              $11,704
11/30/2002             $13,730                    $14,976              $11,704
12/31/2002             $13,970                    $15,292              $11,679
 1/31/2003             $13,982                    $15,253              $11,730
 2/28/2003             $14,063                    $15,466              $11,821
 3/31/2003             $13,967                    $15,476              $11,892
 4/30/2003             $14,130                    $15,578              $11,866
 5/31/2003             $14,458                    $15,943              $11,846
 6/30/2003             $14,498                    $15,875              $11,859
 7/31/2003             $14,234                    $15,319              $11,872
 8/31/2003             $14,275                    $15,434              $11,917
 9/30/2003             $14,665                    $15,887              $11,956
10/31/2003             $14,735                    $15,807              $11,943
11/30/2003             $14,917                    $15,972              $11,911
12/31/2003             $15,085                    $16,104              $11,898
 1/31/2004             $15,255                    $16,197              $11,956
 2/29/2004             $15,440                    $16,440              $12,021
 3/31/2004             $15,410                    $16,383              $12,098
 4/30/2004             $15,178                    $15,995              $12,137
 5/31/2004             $15,120                    $15,937              $12,208
 6/30/2004             $15,191                    $15,995              $12,247
 7/31/2004             $15,365                    $16,205              $12,227
 8/31/2004             $15,612                    $16,530              $12,234
 9/30/2004             $15,713                    $16,618              $12,260
10/31/2004             $15,875                    $16,761              $12,324
11/30/2004             $15,917                    $16,623              $12,331
12/31/2004             $16,123                    $16,826              $12,285
 1/31/2005             $16,315                    $16,983              $12,311
 2/28/2005             $16,357                    $16,927              $12,382
 3/31/2005             $16,324                    $16,820              $12,479
 4/30/2005             $16,595                    $17,085              $12,563
 5/31/2005             $16,745                    $17,206              $12,550
 6/30/2005             $16,880                    $17,313              $12,556
 7/31/2005             $16,938                    $17,234              $12,615
 8/31/2005             $17,059                    $17,408              $12,679
 9/30/2005             $16,836                    $17,291              $12,834
10/31/2005             $16,737                    $17,186              $12,860
11/30/2005             $16,790                    $17,269              $12,757
12/31/2005             $17,001                    $17,417              $12,705
 1/31/2006             $17,054                    $17,464              $12,802
 2/28/2006             $17,239                    $17,581              $12,828


66 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. IN GENERAL, AN INVESTOR IS PAID A HIGHER YIELD TO ASSUME A GREATER DEGREE OF CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the 2006 maximum federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Effective 1/3/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/3/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/2/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/3/06 (commencement of sales), the cumulative total return of Advisor Class shares was +1.34%.

8. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must at be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 67

Your Fund's Expenses

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


68 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 9/1/05       VALUE 2/28/06   PERIOD* 9/1/05-2/28/06
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,010.70              $3.14
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.67              $3.16
------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,008.00              $5.87
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.94              $5.91
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,008.80              $5.93
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.89              $5.96
------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------
Actual (1/3/06-2/28/06)                          $1,000           $1,010.40              $0.83
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,022.12              $2.71
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.63%; B: 1.18%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 181/365 for Classes A, B and C (Actual and Hypothetical) and Advisor Class (Hypothetical) to reflect the one-half year period. For actual Advisor Class expenses, the multiplier is 56/365 to reflect the number of days since inception.


                                                              Annual Report | 69

Franklin New Jersey Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New Jersey Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin New Jersey Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/06**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ....................................   72.0%
AA .....................................    1.7%
A ......................................    4.7%
BBB ....................................    6.1%
Below Investment Grade .................    1.3%
Not Rated by S&P .......................   14.2%

* Standard & Poor's (S&P) is the primary independent rating agency. Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                        MOODY'S        FITCH        INTERNAL
AAA or Aaa                        7.7%          --             0.3%
AA or Aa                          0.5%          --              --
A                                 1.7%          --              --
BBB or Baa                        3.9%         0.1%             --
-------------------------------------------------------------------
Total                            13.8%         0.1%            0.3%

--------------------------------------------------------------------------------

This annual report for Franklin New Jersey Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $12.18 on February 28, 2005, to $12.15 on February 28, 2006. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 174.


70 | Annual Report

DIVIDEND DISTRIBUTIONS 2

Franklin New Jersey Tax-Free Income Fund

--------------------------------------------------------------------------------
                                               DIVIDEND PER SHARE
                                 -----------------------------------------------
MONTH                               CLASS A          CLASS B           CLASS C
--------------------------------------------------------------------------------
March                             4.46 cents       3.87 cents        3.88 cents
--------------------------------------------------------------------------------
April                             4.46 cents       3.87 cents        3.88 cents
--------------------------------------------------------------------------------
May                               4.46 cents       3.87 cents        3.88 cents
--------------------------------------------------------------------------------
June                              4.42 cents       3.87 cents        3.86 cents
--------------------------------------------------------------------------------
July                              4.42 cents       3.87 cents        3.86 cents
--------------------------------------------------------------------------------
August                            4.42 cents       3.87 cents        3.86 cents
--------------------------------------------------------------------------------
September                         4.39 cents       3.85 cents        3.84 cents
--------------------------------------------------------------------------------
October                           4.39 cents       3.85 cents        3.84 cents
--------------------------------------------------------------------------------
November                          4.35 cents       3.81 cents        3.80 cents
--------------------------------------------------------------------------------
December                          4.35 cents       3.79 cents        3.79 cents
--------------------------------------------------------------------------------
January                           4.35 cents       3.79 cents        3.79 cents
--------------------------------------------------------------------------------
February                          4.35 cents       3.79 cents        3.79 cents
--------------------------------------------------------------------------------
TOTAL                            52.82 CENTS      46.10 CENTS       46.07 CENTS
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 52.82 cents per share for the reporting period. 2 The Performance Summary beginning on page 73 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.07% based on an annualization of the current 4.30 cent per share dividend and the maximum offering price of $12.69 on February 28, 2006. An investor in the 2006 maximum combined effective federal and New Jersey personal income tax bracket of 40.83% would need to earn a distribution rate of 6.88% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 71

PORTFOLIO BREAKDOWN

Franklin New Jersey Tax-Free Income Fund
2/28/06

------------------------------------------------------------
                                                  % OF TOTAL
                                      LONG-TERM INVESTMENTS*
------------------------------------------------------------
Hospital & Health Care                                 23.7%
------------------------------------------------------------
Prerefunded                                            21.6%
------------------------------------------------------------
Transportation                                         17.7%
------------------------------------------------------------
General Obligation                                      9.8%
------------------------------------------------------------
Utilities                                               7.6%
------------------------------------------------------------
Subject to Government Appropriations                    7.0%
------------------------------------------------------------
Higher Education                                        5.2%
------------------------------------------------------------
Other Revenue                                           4.3%
------------------------------------------------------------
Housing                                                 1.7%
------------------------------------------------------------
Tax-Supported                                           1.2%
------------------------------------------------------------
Corporate-Backed                                        0.2%
------------------------------------------------------------

*     Does not include short-term investments and other net assets.

STATE UPDATE

New Jersey's strong and growing state economy, supported by a large and diverse base and highly skilled workforce, outperformed the northeast region and kept pace with the nation. Residents enjoyed high wealth levels, among the highest of the 50 states. Unemployment remained in check at 4.7% as of February 2006, compared to the 4.8% national rate. 3

Faced with structural imbalances for several years, the New Jersey Supreme Court ruled in 2004 that new revenue or cost reductions, not borrowed funds, are required to balance the state budget. The adopted fiscal year 2006 budget complied with the ruling, as the state government restructured the budget to keep away from bond issuances and rely less on one-time measures. Spending for education, pension funding and debt service exerted pressure, but the current budget reflected restraint with a below-inflationary increase. Adequate liquidity levels and positive reserves, as well as stronger-than-anticipated tax revenue collections in fiscal year 2005, helped the state to take a step in the right direction.

Backed by a record of strong fiscal management, New Jersey's long-term financial position remained favorable. Independent rating agency Standard & Poor's assigned the state's general obligation bonds an AA rating with a stable outlook. 4 Although further budget adjustments might be necessary, New Jersey made significant improvement toward structural budget balance.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

3.    Source: Bureau of Labor Statistics.

4.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


72 | Annual Report

Performance Summary as of 2/28/06

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------
CLASS A   (SYMBOL: FRNJX)                            CHANGE   2/28/06   2/28/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.03    $12.15    $12.18
-------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-------------------------------------------------------------------------------
Dividend Income                            $0.5282
-------------------------------------------------------------------------------
CLASS B   (SYMBOL: FNJBX)                            CHANGE   2/28/06   2/28/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.02    $12.22    $12.24
-------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-------------------------------------------------------------------------------
Dividend Income                            $0.4610
-------------------------------------------------------------------------------
CLASS C   (SYMBOL: FNIIX)                            CHANGE   2/28/06   2/28/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.03    $12.24    $12.27
-------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-------------------------------------------------------------------------------
Dividend Income                            $0.4607
-------------------------------------------------------------------------------


                                                              Annual Report | 73

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------
CLASS A                                              1-YEAR    5-YEAR         10-YEAR
------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +4.17%   +30.46%         +70.65%
------------------------------------------------------------------------------------------
Average Annual Total Return 2                        -0.25%    +4.55%          +5.03%
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                   -0.55%    +4.25%          +5.08%
------------------------------------------------------------------------------------------
   Distribution Rate 4                       4.07%
------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.88%
------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.45%
------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.83%
------------------------------------------------------------------------------------------
CLASS B                                              1-YEAR    5-YEAR   INCEPTION (2/1/00)
------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +3.66%   +27.09%         +44.13%
------------------------------------------------------------------------------------------
Average Annual Total Return 2                        -0.33%    +4.58%          +6.20%
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                   -0.67%    +4.27%          +5.98%
------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.67%
------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.20%
------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.05%
------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.15%
------------------------------------------------------------------------------------------
CLASS C                                              1-YEAR    5-YEAR         10-YEAR
------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +3.57%   +26.91%         +61.63%
------------------------------------------------------------------------------------------
Average Annual Total Return 2                        +2.57%    +4.88%          +4.92%
------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                   +2.39%    +4.61%          +4.97%
------------------------------------------------------------------------------------------
   Distribution Rate 4                       3.67%
------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.20%
------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.07%
------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.19%
------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


74 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin New Jersey
                Tax-Free Income Fund          Lehman Brothers
   Date              (Class A)            Municipal Bond Index 7        CPI 7
----------      --------------------      -----------------------      -------
  3/1/1996             $ 9,574                    $10,000              $10,000
 3/31/1996             $ 9,470                    $ 9,872              $10,052
 4/30/1996             $ 9,456                    $ 9,844              $10,090
 5/31/1996             $ 9,459                    $ 9,840              $10,110
 6/30/1996             $ 9,562                    $ 9,948              $10,116
 7/31/1996             $ 9,641                    $10,038              $10,136
 8/31/1996             $ 9,627                    $10,036              $10,155
 9/30/1996             $ 9,765                    $10,176              $10,187
10/31/1996             $ 9,853                    $10,291              $10,219
11/30/1996             $10,010                    $10,479              $10,239
12/31/1996             $ 9,980                    $10,435              $10,239
 1/31/1997             $ 9,983                    $10,455              $10,271
 2/28/1997             $10,064                    $10,551              $10,303
 3/31/1997             $ 9,972                    $10,410              $10,329
 4/30/1997             $10,054                    $10,497              $10,342
 5/31/1997             $10,163                    $10,655              $10,336
 6/30/1997             $10,254                    $10,769              $10,349
 7/31/1997             $10,505                    $11,067              $10,362
 8/31/1997             $10,419                    $10,963              $10,381
 9/30/1997             $10,537                    $11,093              $10,407
10/31/1997             $10,602                    $11,165              $10,433
11/30/1997             $10,676                    $11,231              $10,426
12/31/1997             $10,813                    $11,394              $10,413
 1/31/1998             $10,905                    $11,512              $10,433
 2/28/1998             $10,907                    $11,515              $10,452
 3/31/1998             $10,927                    $11,525              $10,471
 4/30/1998             $10,901                    $11,474              $10,491
 5/31/1998             $11,051                    $11,655              $10,510
 6/30/1998             $11,108                    $11,701              $10,523
 7/31/1998             $11,129                    $11,730              $10,536
 8/31/1998             $11,271                    $11,911              $10,549
 9/30/1998             $11,385                    $12,060              $10,562
10/31/1998             $11,414                    $12,060              $10,587
11/30/1998             $11,434                    $12,102              $10,587
12/31/1998             $11,473                    $12,132              $10,581
 1/31/1999             $11,570                    $12,277              $10,607
 2/28/1999             $11,523                    $12,223              $10,620
 3/31/1999             $11,561                    $12,240              $10,652
 4/30/1999             $11,590                    $12,271              $10,730
 5/31/1999             $11,532                    $12,200              $10,730
 6/30/1999             $11,395                    $12,024              $10,730
 7/31/1999             $11,434                    $12,068              $10,762
 8/31/1999             $11,277                    $11,971              $10,788
 9/30/1999             $11,237                    $11,976              $10,839
10/31/1999             $11,098                    $11,846              $10,859
11/30/1999             $11,188                    $11,972              $10,865
12/31/1999             $11,077                    $11,883              $10,865
 1/31/2000             $11,007                    $11,831              $10,897
 2/29/2000             $11,159                    $11,969              $10,962
 3/31/2000             $11,413                    $12,230              $11,052
 4/30/2000             $11,341                    $12,158              $11,059
 5/31/2000             $11,259                    $12,095              $11,072
 6/30/2000             $11,558                    $12,415              $11,130
 7/31/2000             $11,713                    $12,588              $11,156
 8/31/2000             $11,900                    $12,782              $11,156
 9/30/2000             $11,827                    $12,715              $11,214
10/31/2000             $11,974                    $12,854              $11,233
11/30/2000             $12,069                    $12,952              $11,240
12/31/2000             $12,364                    $13,271              $11,233
 1/31/2001             $12,427                    $13,403              $11,304
 2/28/2001             $12,523                    $13,446              $11,349
 3/31/2001             $12,618                    $13,566              $11,375
 4/30/2001             $12,487                    $13,419              $11,420
 5/31/2001             $12,627                    $13,563              $11,472
 6/30/2001             $12,733                    $13,654              $11,491
 7/31/2001             $12,927                    $13,857              $11,459
 8/31/2001             $13,099                    $14,085              $11,459
 9/30/2001             $13,020                    $14,038              $11,511
10/31/2001             $13,171                    $14,205              $11,472
11/30/2001             $13,068                    $14,085              $11,453
12/31/2001             $12,943                    $13,952              $11,407
 1/31/2002             $13,151                    $14,194              $11,433
 2/28/2002             $13,316                    $14,365              $11,478
 3/31/2002             $13,066                    $14,083              $11,543
 4/30/2002             $13,300                    $14,359              $11,607
 5/31/2002             $13,376                    $14,446              $11,607
 6/30/2002             $13,498                    $14,599              $11,614
 7/31/2002             $13,643                    $14,786              $11,627
 8/31/2002             $13,801                    $14,964              $11,666
 9/30/2002             $14,107                    $15,292              $11,685
10/31/2002             $13,815                    $15,038              $11,704
11/30/2002             $13,764                    $14,976              $11,704
12/31/2002             $14,062                    $15,292              $11,679
 1/31/2003             $13,999                    $15,253              $11,730
 2/28/2003             $14,171                    $15,466              $11,821
 3/31/2003             $14,190                    $15,476              $11,892
 4/30/2003             $14,293                    $15,578              $11,866
 5/31/2003             $14,620                    $15,943              $11,846
 6/30/2003             $14,567                    $15,875              $11,859
 7/31/2003             $14,009                    $15,319              $11,872
 8/31/2003             $14,122                    $15,434              $11,917
 9/30/2003             $14,477                    $15,887              $11,956
10/31/2003             $14,422                    $15,807              $11,943
11/30/2003             $14,597                    $15,972              $11,911
12/31/2003             $14,736                    $16,104              $11,898
 1/31/2004             $14,838                    $16,197              $11,956
 2/29/2004             $15,064                    $16,440              $12,021
 3/31/2004             $15,045                    $16,383              $12,098
 4/30/2004             $14,667                    $15,995              $12,137
 5/31/2004             $14,623                    $15,937              $12,208
 6/30/2004             $14,691                    $15,995              $12,247
 7/31/2004             $14,897                    $16,205              $12,227
 8/31/2004             $15,166                    $16,530              $12,234
 9/30/2004             $15,286                    $16,618              $12,260
10/31/2004             $15,419                    $16,761              $12,324
11/30/2004             $15,298                    $16,623              $12,331
12/31/2004             $15,495                    $16,826              $12,285
 1/31/2005             $15,719                    $16,983              $12,311
 2/28/2005             $15,687                    $16,927              $12,382
 3/31/2005             $15,615                    $16,820              $12,479
 4/30/2005             $15,854                    $17,085              $12,563
 5/31/2005             $15,989                    $17,206              $12,550
 6/30/2005             $16,073                    $17,313              $12,556
 7/31/2005             $16,026                    $17,234              $12,615
 8/31/2005             $16,177                    $17,408              $12,679
 9/30/2005             $16,063                    $17,291              $12,834
10/31/2005             $15,975                    $17,186              $12,860
11/30/2005             $16,046                    $17,269              $12,757
12/31/2005             $16,184                    $17,417              $12,705
 1/31/2006             $16,202                    $17,464              $12,802
 2/28/2006             $16,338                    $17,581              $12,828

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS A                            2/28/06
-------------------------------------------
1-Year                              -0.25%
-------------------------------------------
5-Year                              +4.55%
-------------------------------------------
10-Year                             +5.03%
-------------------------------------------

CLASS B (2/1/00-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin New Jersey
                Tax-Free Income Fund          Lehman Brothers
   Date              (Class B)            Municipal Bond Index 7        CPI 7
----------      --------------------      -----------------------      -------
  2/1/2000             $10,000                    $10,000              $10,000
 2/29/2000             $10,129                    $10,116              $10,059
 3/31/2000             $10,355                    $10,337              $10,142
 4/30/2000             $10,285                    $10,276              $10,148
 5/31/2000             $10,206                    $10,223              $10,160
 6/30/2000             $10,481                    $10,494              $10,213
 7/31/2000             $10,626                    $10,640              $10,237
 8/31/2000             $10,790                    $10,804              $10,237
 9/30/2000             $10,718                    $10,747              $10,290
10/31/2000             $10,846                    $10,865              $10,308
11/30/2000             $10,927                    $10,947              $10,314
12/31/2000             $11,188                    $11,217              $10,308
 1/31/2001             $11,240                    $11,328              $10,373
 2/28/2001             $11,331                    $11,364              $10,415
 3/31/2001             $11,411                    $11,466              $10,438
 4/30/2001             $11,288                    $11,342              $10,480
 5/31/2001             $11,408                    $11,464              $10,527
 6/30/2001             $11,498                    $11,541              $10,545
 7/31/2001             $11,667                    $11,712              $10,515
 8/31/2001             $11,817                    $11,905              $10,515
 9/30/2001             $11,750                    $11,865              $10,563
10/31/2001             $11,880                    $12,006              $10,527
11/30/2001             $11,773                    $11,905              $10,509
12/31/2001             $11,665                    $11,792              $10,468
 1/31/2002             $11,846                    $11,997              $10,492
 2/28/2002             $11,989                    $12,141              $10,533
 3/31/2002             $11,758                    $11,903              $10,592
 4/30/2002             $11,962                    $12,136              $10,652
 5/31/2002             $12,035                    $12,210              $10,652
 6/30/2002             $12,129                    $12,339              $10,658
 7/31/2002             $12,263                    $12,498              $10,669
 8/31/2002             $12,389                    $12,648              $10,705
 9/30/2002             $12,657                    $12,925              $10,723
10/31/2002             $12,400                    $12,711              $10,741
11/30/2002             $12,349                    $12,658              $10,741
12/31/2002             $12,609                    $12,925              $10,717
 1/31/2003             $12,547                    $12,892              $10,764
 2/28/2003             $12,695                    $13,072              $10,847
 3/31/2003             $12,706                    $13,080              $10,912
 4/30/2003             $12,792                    $13,167              $10,889
 5/31/2003             $13,078                    $13,475              $10,871
 6/30/2003             $13,024                    $13,418              $10,883
 7/31/2003             $12,522                    $12,948              $10,895
 8/31/2003             $12,617                    $13,045              $10,936
 9/30/2003             $12,926                    $13,428              $10,972
10/31/2003             $12,871                    $13,361              $10,960
11/30/2003             $13,031                    $13,500              $10,930
12/31/2003             $13,138                    $13,612              $10,918
 1/31/2004             $13,223                    $13,690              $10,972
 2/29/2004             $13,418                    $13,896              $11,031
 3/31/2004             $13,405                    $13,847              $11,102
 4/30/2004             $13,053                    $13,519              $11,137
 5/31/2004             $13,009                    $13,470              $11,203
 6/30/2004             $13,074                    $13,519              $11,238
 7/31/2004             $13,239                    $13,697              $11,220
 8/31/2004             $13,471                    $13,972              $11,226
 9/30/2004             $13,570                    $14,046              $11,250
10/31/2004             $13,682                    $14,167              $11,309
11/30/2004             $13,569                    $14,050              $11,315
12/31/2004             $13,748                    $14,221              $11,274
 1/31/2005             $13,928                    $14,354              $11,297
 2/28/2005             $13,894                    $14,307              $11,363
 3/31/2005             $13,836                    $14,216              $11,451
 4/30/2005             $14,028                    $14,441              $11,528
 5/31/2005             $14,141                    $14,543              $11,517
 6/30/2005             $14,220                    $14,633              $11,523
 7/31/2005             $14,161                    $14,567              $11,576
 8/31/2005             $14,286                    $14,714              $11,635
 9/30/2005             $14,192                    $14,615              $11,777
10/31/2005             $14,108                    $14,526              $11,801
11/30/2005             $14,164                    $14,596              $11,706
12/31/2005             $14,267                    $14,721              $11,659
 1/31/2006             $14,276                    $14,761              $11,748
 2/28/2006             $14,413                    $14,860              $11,771

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS B                            2/28/06
-------------------------------------------
1-Year                              -0.33%
-------------------------------------------
5-Year                              +4.58%
-------------------------------------------
Since Inception (2/1/00)            +6.20%
-------------------------------------------


                                                              Annual Report | 75

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS C                            2/28/06
-------------------------------------------
1-Year                              +2.57%
-------------------------------------------
5-Year                              +4.88%
-------------------------------------------
10-Year                             +4.92%
-------------------------------------------

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Franklin New Jersey
                Tax-Free Income Fund          Lehman Brothers
   Date              (Class C)            Municipal Bond Index 7        CPI 7
----------      --------------------      -----------------------      -------
  3/1/1996             $10,000                    $10,000              $10,000
 3/31/1996             $ 9,888                    $ 9,872              $10,052
 4/30/1996             $ 9,869                    $ 9,844              $10,090
 5/31/1996             $ 9,876                    $ 9,840              $10,110
 6/30/1996             $ 9,978                    $ 9,948              $10,116
 7/31/1996             $10,056                    $10,038              $10,136
 8/31/1996             $10,029                    $10,036              $10,155
 9/30/1996             $10,169                    $10,176              $10,187
10/31/1996             $10,254                    $10,291              $10,219
11/30/1996             $10,410                    $10,479              $10,239
12/31/1996             $10,371                    $10,435              $10,239
 1/31/1997             $10,369                    $10,455              $10,271
 2/28/1997             $10,457                    $10,551              $10,303
 3/31/1997             $10,358                    $10,410              $10,329
 4/30/1997             $10,438                    $10,497              $10,342
 5/31/1997             $10,545                    $10,655              $10,336
 6/30/1997             $10,634                    $10,769              $10,349
 7/31/1997             $10,889                    $11,067              $10,362
 8/31/1997             $10,806                    $10,963              $10,381
 9/30/1997             $10,913                    $11,093              $10,407
10/31/1997             $10,975                    $11,165              $10,433
11/30/1997             $11,046                    $11,231              $10,426
12/31/1997             $11,192                    $11,394              $10,413
 1/31/1998             $11,273                    $11,512              $10,433
 2/28/1998             $11,278                    $11,515              $10,452
 3/31/1998             $11,294                    $11,525              $10,471
 4/30/1998             $11,252                    $11,474              $10,491
 5/31/1998             $11,410                    $11,655              $10,510
 6/30/1998             $11,454                    $11,701              $10,523
 7/31/1998             $11,470                    $11,730              $10,536
 8/31/1998             $11,620                    $11,911              $10,549
 9/30/1998             $11,732                    $12,060              $10,562
10/31/1998             $11,756                    $12,060              $10,587
11/30/1998             $11,771                    $12,102              $10,587
12/31/1998             $11,805                    $12,132              $10,581
 1/31/1999             $11,899                    $12,277              $10,607
 2/28/1999             $11,855                    $12,223              $10,620
 3/31/1999             $11,878                    $12,240              $10,652
 4/30/1999             $11,902                    $12,271              $10,730
 5/31/1999             $11,847                    $12,200              $10,730
 6/30/1999             $11,692                    $12,024              $10,730
 7/31/1999             $11,726                    $12,068              $10,762
 8/31/1999             $11,560                    $11,971              $10,788
 9/30/1999             $11,514                    $11,976              $10,839
10/31/1999             $11,368                    $11,846              $10,859
11/30/1999             $11,453                    $11,972              $10,865
12/31/1999             $11,336                    $11,883              $10,865
 1/31/2000             $11,249                    $11,831              $10,897
 2/29/2000             $11,408                    $11,969              $10,962
 3/31/2000             $11,672                    $12,230              $11,052
 4/30/2000             $11,584                    $12,158              $11,059
 5/31/2000             $11,496                    $12,095              $11,072
 6/30/2000             $11,793                    $12,415              $11,130
 7/31/2000             $11,956                    $12,588              $11,156
 8/31/2000             $12,130                    $12,782              $11,156
 9/30/2000             $12,061                    $12,715              $11,214
10/31/2000             $12,193                    $12,854              $11,233
11/30/2000             $12,284                    $12,952              $11,240
12/31/2000             $12,577                    $13,271              $11,233
 1/31/2001             $12,635                    $13,403              $11,304
 2/28/2001             $12,737                    $13,446              $11,349
 3/31/2001             $12,816                    $13,566              $11,375
 4/30/2001             $12,689                    $13,419              $11,420
 5/31/2001             $12,824                    $13,563              $11,472
 6/30/2001             $12,925                    $13,654              $11,491
 7/31/2001             $13,115                    $13,857              $11,459
 8/31/2001             $13,284                    $14,085              $11,459
 9/30/2001             $13,209                    $14,038              $11,511
10/31/2001             $13,344                    $14,205              $11,472
11/30/2001             $13,234                    $14,085              $11,453
12/31/2001             $13,102                    $13,952              $11,407
 1/31/2002             $13,317                    $14,194              $11,433
 2/28/2002             $13,476                    $14,365              $11,478
 3/31/2002             $13,218                    $14,083              $11,543
 4/30/2002             $13,436                    $14,359              $11,607
 5/31/2002             $13,518                    $14,446              $11,607
 6/30/2002             $13,634                    $14,599              $11,614
 7/31/2002             $13,774                    $14,786              $11,627
 8/31/2002             $13,926                    $14,964              $11,666
 9/30/2002             $14,227                    $15,292              $11,685
10/31/2002             $13,927                    $15,038              $11,704
11/30/2002             $13,870                    $14,976              $11,704
12/31/2002             $14,163                    $15,292              $11,679
 1/31/2003             $14,094                    $15,253              $11,730
 2/28/2003             $14,259                    $15,466              $11,821
 3/31/2003             $14,272                    $15,476              $11,892
 4/30/2003             $14,367                    $15,578              $11,866
 5/31/2003             $14,699                    $15,943              $11,846
 6/30/2003             $14,627                    $15,875              $11,859
 7/31/2003             $14,064                    $15,319              $11,872
 8/31/2003             $14,169                    $15,434              $11,917
 9/30/2003             $14,516                    $15,887              $11,956
10/31/2003             $14,466                    $15,807              $11,943
11/30/2003             $14,633                    $15,972              $11,911
12/31/2003             $14,753                    $16,104              $11,898
 1/31/2004             $14,860                    $16,197              $11,956
 2/29/2004             $15,079                    $16,440              $12,021
 3/31/2004             $15,053                    $16,383              $12,098
 4/30/2004             $14,670                    $15,995              $12,137
 5/31/2004             $14,608                    $15,937              $12,208
 6/30/2004             $14,681                    $15,995              $12,247
 7/31/2004             $14,878                    $16,205              $12,227
 8/31/2004             $15,138                    $16,530              $12,234
 9/30/2004             $15,237                    $16,618              $12,260
10/31/2004             $15,375                    $16,761              $12,324
11/30/2004             $15,248                    $16,623              $12,331
12/31/2004             $15,436                    $16,826              $12,285
 1/31/2005             $15,650                    $16,983              $12,311
 2/28/2005             $15,611                    $16,927              $12,382
 3/31/2005             $15,533                    $16,820              $12,479
 4/30/2005             $15,762                    $17,085              $12,563
 5/31/2005             $15,888                    $17,206              $12,550
 6/30/2005             $15,976                    $17,313              $12,556
 7/31/2005             $15,910                    $17,234              $12,615
 8/31/2005             $16,051                    $17,408              $12,679
 9/30/2005             $15,932                    $17,291              $12,834
10/31/2005             $15,851                    $17,186              $12,860
11/30/2005             $15,901                    $17,269              $12,757
12/31/2005             $16,029                    $17,417              $12,705
 1/31/2006             $16,039                    $17,464              $12,802
 2/28/2006             $16,163                    $17,581              $12,828

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and New Jersey personal income tax rate of 40.83%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


76 | Annual Report

Your Fund's Expenses

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 77

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 9/1/05      VALUE 2/28/06    PERIOD* 9/1/05-2/28/06
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,009.80              $3.24
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,021.57              $3.26
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,007.90              $5.97
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,018.84              $6.01
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,007.00              $5.97
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,018.84              $6.01
-------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.65%; B: 1.20%; and C: 1.20%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


78 | Annual Report

Franklin Oregon Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Oregon Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin Oregon Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/06**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ....................................   38.6%
AA .....................................   22.1%
A ......................................    3.0%
BBB ....................................    9.3%
Below Investment Grade .................    1.9%
Not Rated by S&P .......................   25.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                        MOODY'S        FITCH        INTERNAL
AAA or Aaa                       15.6%           --            0.1%
AA or Aa                          7.0%           --              --
A                                 0.1%           --              --
BBB or Baa                        0.6%         1.4%              --
Below Investment Grade              --           --            0.3%
-------------------------------------------------------------------
Total                            23.3%         1.4%            0.4%

--------------------------------------------------------------------------------

This annual report for Franklin Oregon Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

PERFORMANCE SUMMARY

The Fund's Class A share price, as measured by net asset value, decreased from $11.90 on February 28, 2005, to $11.89 on February 28, 2006. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 183.


                                                              Annual Report | 79

DIVIDEND DISTRIBUTIONS 2

Franklin Oregon Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                          DIVIDEND PER SHARE
                                                      --------------------------
MONTH                                                   CLASS A        CLASS C
--------------------------------------------------------------------------------
March                                                  4.31 cents    3.72 cents
--------------------------------------------------------------------------------
April                                                  4.31 cents    3.72 cents
--------------------------------------------------------------------------------
May                                                    4.31 cents    3.72 cents
--------------------------------------------------------------------------------
June                                                   4.31 cents    3.77 cents
--------------------------------------------------------------------------------
July                                                   4.31 cents    3.77 cents
--------------------------------------------------------------------------------
August                                                 4.31 cents    3.77 cents
--------------------------------------------------------------------------------
September                                              4.21 cents    3.67 cents
--------------------------------------------------------------------------------
October                                                4.21 cents    3.67 cents
--------------------------------------------------------------------------------
November                                               4.17 cents    3.63 cents
--------------------------------------------------------------------------------
December                                               4.17 cents    3.62 cents
--------------------------------------------------------------------------------
January                                                4.17 cents    3.62 cents
--------------------------------------------------------------------------------
February                                               4.17 cents    3.62 cents
--------------------------------------------------------------------------------
TOTAL                                                 50.96 CENTS   44.30 CENTS
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 50.96 cents per share for the reporting period. 2 The Performance Summary beginning on page 83 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.89% based on an annualization of the current 4.02 cent per share dividend and the maximum offering price of $12.42 on February 28, 2006. An investor in the 2006 maximum combined effective federal and Oregon personal income tax bracket of 40.85% would need to earn a distribution rate of 6.58% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


80 | Annual Report

STATE UPDATE

Oregon's economy is showing improvement after a prolonged slowdown. Employment growth slightly outpaced the nation and jobs lost during the recession approached full recovery. In February 2006, Oregon's unemployment rate was 5.6%, which was above the 4.8% national rate. 3 Although this represented a decline from the state's peak unemployment rate of 8.2% in 2003, it still partially reflected the imbalance of strong in-migration and lack of job creation that occurred during the recession. Oregon depends heavily on its traditional lumber, wood products and agriculture industries, but has diversified into other areas, notably high-technology manufacturing. The state's most recent economic forecast in September 2005 indicated that employment could grow 3.3% for fiscal year 2005 before moderating to 1.6% in fiscal year 2006. 4

Oregon's financial position is beginning to benefit from economically driven revenue growth. The state's fiscal stability also relied on corrective budgetary actions and revenue enhancements, including the elimination of government positions, salary freezes, fund transfers into the general fund, and selective tax increases. Tax hikes included a personal income tax surcharge and an increase in the corporate minimum tax. In May 2005, the state revised upward its 2003-2005 budget general fund ending balance based on higher-than-expected personal income tax revenues. The forecast for corporate income taxes was also revised higher, reflecting a surge in business investment as the economy improved. Largely as a result, the budget was balanced with no additional action required from the legislature or governor to meet the constitutional balanced budget requirement.

Despite restoration and maintenance of strong general fund reserve levels, Oregon carries an above-average debt ratio, which is expected to rise further but remain manageable as state legislators continue to address capital needs. For example, over fiscal years 2004-2005, the state authorized nearly $4 billion in pension and highway user revenue bonds, underscoring a dramatic increase in financing over previous years. 4 The state's 2005 net tax-supported debt as a percentage of personal income was 4.7% and debt per capita stood at $1,351, well above the 50-state medians of 2.4% and $703. 4

3.    Source: Bureau of Labor Statistics.

4.    Source: Moody's Investors Service, "New Issue: Oregon (State of),"
      9/26/05.


                                                              Annual Report | 81

PORTFOLIO BREAKDOWN

Franklin Oregon Tax-Free Income Fund
2/28/06

---------------------------------------------------
                                       % OF TOTAL
                           LONG-TERM INVESTMENTS*
---------------------------------------------------
Prerefunded                                  24.7%
---------------------------------------------------
General Obligation                           20.5%
---------------------------------------------------
Transportation                               13.8%
---------------------------------------------------
Utilities                                     9.3%
---------------------------------------------------
Subject to Government Appropriations          7.5%
---------------------------------------------------
Higher Education                              7.2%
---------------------------------------------------
Hospital & Health Care                        5.0%
---------------------------------------------------
Housing                                       4.6%
---------------------------------------------------
Other Revenue                                 4.4%
---------------------------------------------------
Corporate-Backed                              1.9%
---------------------------------------------------
Tax-Supported                                 1.1%
---------------------------------------------------

*     Does not include short-term investments and other net assets.

Moody's Investors Service, an independent credit rating agency, assigned a rating of Aa3 to Oregon's general obligation bonds. 5 The rating reflected the state's improving economy and financial trends that should benefit from economically driven revenue growth. In addition, future funding of Oregon's rainy day fund was expected to have a positive effect on the state's long-term fiscal health.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

5.    This does not indicate Moody's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


82 | Annual Report

Performance Summary as of 2/28/06

FRANKLIN OREGON TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRORX)                             CHANGE    2/28/06   2/28/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$0.01     $11.89    $11.90
--------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
--------------------------------------------------------------------------------
Dividend Income                           $0.5096
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FORIX)                             CHANGE    2/28/06   2/28/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               -$0.01     $12.00    $12.01
--------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
--------------------------------------------------------------------------------
Dividend Income                           $0.4430
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS A                                              1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +4.28%   +30.74%   +67.39%
--------------------------------------------------------------------------------
Average Annual Total Return 2                        -0.17%   + 4.59%    +4.83%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                   -0.40%   + 4.26%    +4.85%
--------------------------------------------------------------------------------
   Distribution Rate 4                       3.89%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    6.58%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.43%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.80%
--------------------------------------------------------------------------------
CLASS C                                              1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +3.66%   +27.35%   +58.60%
--------------------------------------------------------------------------------
Average Annual Total Return 2                        +2.66%   + 4.95%    +4.72%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                   +2.38%   + 4.59%    +4.74%
--------------------------------------------------------------------------------
   Distribution Rate 4                       3.47%
--------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5    5.87%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6               3.00%
--------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                5.07%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 83

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS A                            2/28/06
-------------------------------------------
1-Year                              -0.17%
-------------------------------------------
5-Year                              +4.59%
-------------------------------------------
10-Year                             +4.83%
-------------------------------------------

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin Oregon
                Tax-Free Income Fund          Lehman Brothers
   Date              (Class A)            Municipal Bond Index 7         CPI 7
----------      --------------------      -----------------------       -------
  3/1/1996             $ 9,579                     $10,000              $10,000
 3/31/1996             $ 9,481                     $ 9,872              $10,052
 4/30/1996             $ 9,483                     $ 9,844              $10,090
 5/31/1996             $ 9,493                     $ 9,840              $10,110
 6/30/1996             $ 9,595                     $ 9,948              $10,116
 7/31/1996             $ 9,656                     $10,038              $10,136
 8/31/1996             $ 9,666                     $10,036              $10,155
 9/30/1996             $ 9,778                     $10,176              $10,187
10/31/1996             $ 9,856                     $10,291              $10,219
11/30/1996             $ 9,987                     $10,479              $10,239
12/31/1996             $ 9,980                     $10,435              $10,239
 1/31/1997             $ 9,990                     $10,455              $10,271
 2/28/1997             $10,070                     $10,551              $10,303
 3/31/1997             $ 9,993                     $10,410              $10,329
 4/30/1997             $10,065                     $10,497              $10,342
 5/31/1997             $10,172                     $10,655              $10,336
 6/30/1997             $10,253                     $10,769              $10,349
 7/31/1997             $10,477                     $11,067              $10,362
 8/31/1997             $10,443                     $10,963              $10,381
 9/30/1997             $10,544                     $11,093              $10,407
10/31/1997             $10,600                     $11,165              $10,433
11/30/1997             $10,674                     $11,231              $10,426
12/31/1997             $10,803                     $11,394              $10,413
 1/31/1998             $10,887                     $11,512              $10,433
 2/28/1998             $10,897                     $11,515              $10,452
 3/31/1998             $10,899                     $11,525              $10,471
 4/30/1998             $10,892                     $11,474              $10,491
 5/31/1998             $11,023                     $11,655              $10,510
 6/30/1998             $11,063                     $11,701              $10,523
 7/31/1998             $11,083                     $11,730              $10,536
 8/31/1998             $11,226                     $11,911              $10,549
 9/30/1998             $11,341                     $12,060              $10,562
10/31/1998             $11,313                     $12,060              $10,587
11/30/1998             $11,362                     $12,102              $10,587
12/31/1998             $11,391                     $12,132              $10,581
 1/31/1999             $11,496                     $12,277              $10,607
 2/28/1999             $11,458                     $12,223              $10,620
 3/31/1999             $11,485                     $12,240              $10,652
 4/30/1999             $11,503                     $12,271              $10,730
 5/31/1999             $11,443                     $12,200              $10,730
 6/30/1999             $11,264                     $12,024              $10,730
 7/31/1999             $11,301                     $12,068              $10,762
 8/31/1999             $11,151                     $11,971              $10,788
 9/30/1999             $11,129                     $11,976              $10,839
10/31/1999             $10,948                     $11,846              $10,859
11/30/1999             $11,056                     $11,972              $10,865
12/31/1999             $10,943                     $11,883              $10,865
 1/31/2000             $10,880                     $11,831              $10,897
 2/29/2000             $11,020                     $11,969              $10,962
 3/31/2000             $11,274                     $12,230              $11,052
 4/30/2000             $11,200                     $12,158              $11,059
 5/31/2000             $11,127                     $12,095              $11,072
 6/30/2000             $11,425                     $12,415              $11,130
 7/31/2000             $11,580                     $12,588              $11,156
 8/31/2000             $11,766                     $12,782              $11,156
 9/30/2000             $11,691                     $12,715              $11,214
10/31/2000             $11,805                     $12,854              $11,233
11/30/2000             $11,878                     $12,952              $11,240
12/31/2000             $12,152                     $13,271              $11,233
 1/31/2001             $12,214                     $13,403              $11,304
 2/28/2001             $12,266                     $13,446              $11,349
 3/31/2001             $12,361                     $13,566              $11,375
 4/30/2001             $12,229                     $13,419              $11,420
 5/31/2001             $12,346                     $13,563              $11,472
 6/30/2001             $12,442                     $13,654              $11,491
 7/31/2001             $12,636                     $13,857              $11,459
 8/31/2001             $12,832                     $14,085              $11,459
 9/30/2001             $12,751                     $14,038              $11,511
10/31/2001             $12,902                     $14,205              $11,472
11/30/2001             $12,798                     $14,085              $11,453
12/31/2001             $12,659                     $13,952              $11,407
 1/31/2002             $12,843                     $14,194              $11,433
 2/28/2002             $12,995                     $14,365              $11,478
 3/31/2002             $12,775                     $14,083              $11,543
 4/30/2002             $12,996                     $14,359              $11,607
 5/31/2002             $13,059                     $14,446              $11,607
 6/30/2002             $13,179                     $14,599              $11,614
 7/31/2002             $13,322                     $14,786              $11,627
 8/31/2002             $13,455                     $14,964              $11,666
 9/30/2002             $13,738                     $15,292              $11,685
10/31/2002             $13,454                     $15,038              $11,704
11/30/2002             $13,413                     $14,976              $11,704
12/31/2002             $13,688                     $15,292              $11,679
 1/31/2003             $13,635                     $15,253              $11,730
 2/28/2003             $13,818                     $15,466              $11,821
 3/31/2003             $13,811                     $15,476              $11,892
 4/30/2003             $13,912                     $15,578              $11,866
 5/31/2003             $14,275                     $15,943              $11,846
 6/30/2003             $14,243                     $15,875              $11,859
 7/31/2003             $13,742                     $15,319              $11,872
 8/31/2003             $13,842                     $15,434              $11,917
 9/30/2003             $14,197                     $15,887              $11,956
10/31/2003             $14,141                     $15,807              $11,943
11/30/2003             $14,316                     $15,972              $11,911
12/31/2003             $14,442                     $16,104              $11,898
 1/31/2004             $14,532                     $16,197              $11,956
 2/29/2004             $14,770                     $16,440              $12,021
 3/31/2004             $14,762                     $16,383              $12,098
 4/30/2004             $14,420                     $15,995              $12,137
 5/31/2004             $14,388                     $15,937              $12,208
 6/30/2004             $14,431                     $15,995              $12,247
 7/31/2004             $14,624                     $16,205              $12,227
 8/31/2004             $14,882                     $16,530              $12,234
 9/30/2004             $14,963                     $16,618              $12,260
10/31/2004             $15,120                     $16,761              $12,324
11/30/2004             $14,998                     $16,623              $12,331
12/31/2004             $15,207                     $16,826              $12,285
 1/31/2005             $15,405                     $16,983              $12,311
 2/28/2005             $15,383                     $16,927              $12,382
 3/31/2005             $15,297                     $16,820              $12,479
 4/30/2005             $15,560                     $17,085              $12,563
 5/31/2005             $15,682                     $17,206              $12,550
 6/30/2005             $15,764                     $17,313              $12,556
 7/31/2005             $15,703                     $17,234              $12,615
 8/31/2005             $15,878                     $17,408              $12,679
 9/30/2005             $15,762                     $17,291              $12,834
10/31/2005             $15,658                     $17,186              $12,860
11/30/2005             $15,727                     $17,269              $12,757
12/31/2005             $15,863                     $17,417              $12,705
 1/31/2006             $15,892                     $17,464              $12,802
 2/28/2006             $16,034                     $17,581              $12,828

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS C                            2/28/06
-------------------------------------------
1-Year                              +2.66%
-------------------------------------------
5-Year                              +4.95%
-------------------------------------------
10-Year                             +4.72%
-------------------------------------------

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   Franklin Oregon
                Tax-Free Income Fund          Lehman Brothers
   Date              (Class C)            Municipal Bond Index 7         CPI 7
----------      --------------------      -------------------------     -------
  3/1/1996             $10,000                     $10,000              $10,000
 3/31/1996             $ 9,897                     $ 9,872              $10,052
 4/30/1996             $ 9,885                     $ 9,844              $10,090
 5/31/1996             $ 9,899                     $ 9,840              $10,110
 6/30/1996             $10,001                     $ 9,948              $10,116
 7/31/1996             $10,059                     $10,038              $10,136
 8/31/1996             $10,064                     $10,036              $10,155
 9/30/1996             $10,176                     $10,176              $10,187
10/31/1996             $10,253                     $10,291              $10,219
11/30/1996             $10,392                     $10,479              $10,239
12/31/1996             $10,372                     $10,435              $10,239
 1/31/1997             $10,386                     $10,455              $10,271
 2/28/1997             $10,463                     $10,551              $10,303
 3/31/1997             $10,377                     $10,410              $10,329
 4/30/1997             $10,447                     $10,497              $10,342
 5/31/1997             $10,553                     $10,655              $10,336
 6/30/1997             $10,632                     $10,769              $10,349
 7/31/1997             $10,858                     $11,067              $10,362
 8/31/1997             $10,828                     $10,963              $10,381
 9/30/1997             $10,926                     $11,093              $10,407
10/31/1997             $10,979                     $11,165              $10,433
11/30/1997             $11,041                     $11,231              $10,426
12/31/1997             $11,177                     $11,394              $10,413
 1/31/1998             $11,258                     $11,512              $10,433
 2/28/1998             $11,264                     $11,515              $10,452
 3/31/1998             $11,261                     $11,525              $10,471
 4/30/1998             $11,238                     $11,474              $10,491
 5/31/1998             $11,378                     $11,655              $10,510
 6/30/1998             $11,413                     $11,701              $10,523
 7/31/1998             $11,428                     $11,730              $10,536
 8/31/1998             $11,570                     $11,911              $10,549
 9/30/1998             $11,681                     $12,060              $10,562
10/31/1998             $11,647                     $12,060              $10,587
11/30/1998             $11,692                     $12,102              $10,587
12/31/1998             $11,716                     $12,132              $10,581
 1/31/1999             $11,818                     $12,277              $10,607
 2/28/1999             $11,783                     $12,223              $10,620
 3/31/1999             $11,796                     $12,240              $10,652
 4/30/1999             $11,818                     $12,271              $10,730
 5/31/1999             $11,741                     $12,200              $10,730
 6/30/1999             $11,564                     $12,024              $10,730
 7/31/1999             $11,586                     $12,068              $10,762
 8/31/1999             $11,438                     $11,971              $10,788
 9/30/1999             $11,400                     $11,976              $10,839
10/31/1999             $11,220                     $11,846              $10,859
11/30/1999             $11,315                     $11,972              $10,865
12/31/1999             $11,205                     $11,883              $10,865
 1/31/2000             $11,126                     $11,831              $10,897
 2/29/2000             $11,263                     $11,969              $10,962
 3/31/2000             $11,526                     $12,230              $11,052
 4/30/2000             $11,446                     $12,158              $11,059
 5/31/2000             $11,367                     $12,095              $11,072
 6/30/2000             $11,654                     $12,415              $11,130
 7/31/2000             $11,815                     $12,588              $11,156
 8/31/2000             $11,999                     $12,782              $11,156
 9/30/2000             $11,917                     $12,715              $11,214
10/31/2000             $12,027                     $12,854              $11,233
11/30/2000             $12,095                     $12,952              $11,240
12/31/2000             $12,367                     $13,271              $11,233
 1/31/2001             $12,424                     $13,403              $11,304
 2/28/2001             $12,460                     $13,446              $11,349
 3/31/2001             $12,571                     $13,566              $11,375
 4/30/2001             $12,432                     $13,419              $11,420
 5/31/2001             $12,544                     $13,563              $11,472
 6/30/2001             $12,624                     $13,654              $11,491
 7/31/2001             $12,825                     $13,857              $11,459
 8/31/2001             $13,016                     $14,085              $11,459
 9/30/2001             $12,918                     $14,038              $11,511
10/31/2001             $13,064                     $14,205              $11,472
11/30/2001             $12,954                     $14,085              $11,453
12/31/2001             $12,808                     $13,952              $11,407
 1/31/2002             $12,987                     $14,194              $11,433
 2/28/2002             $13,145                     $14,365              $11,478
 3/31/2002             $12,918                     $14,083              $11,543
 4/30/2002             $13,133                     $14,359              $11,607
 5/31/2002             $13,190                     $14,446              $11,607
 6/30/2002             $13,305                     $14,599              $11,614
 7/31/2002             $13,454                     $14,786              $11,627
 8/31/2002             $13,569                     $14,964              $11,666
 9/30/2002             $13,846                     $15,292              $11,685
10/31/2002             $13,556                     $15,038              $11,704
11/30/2002             $13,509                     $14,976              $11,704
12/31/2002             $13,789                     $15,292              $11,679
 1/31/2003             $13,730                     $15,253              $11,730
 2/28/2003             $13,906                     $15,466              $11,821
 3/31/2003             $13,882                     $15,476              $11,892
 4/30/2003             $13,988                     $15,578              $11,866
 5/31/2003             $14,343                     $15,943              $11,846
 6/30/2003             $14,305                     $15,875              $11,859
 7/31/2003             $13,799                     $15,319              $11,872
 8/31/2003             $13,880                     $15,434              $11,917
 9/30/2003             $14,226                     $15,887              $11,956
10/31/2003             $14,175                     $15,807              $11,943
11/30/2003             $14,342                     $15,972              $11,911
12/31/2003             $14,473                     $16,104              $11,898
 1/31/2004             $14,544                     $16,197              $11,956
 2/29/2004             $14,786                     $16,440              $12,021
 3/31/2004             $14,772                     $16,383              $12,098
 4/30/2004             $14,413                     $15,995              $12,137
 5/31/2004             $14,375                     $15,937              $12,208
 6/30/2004             $14,423                     $15,995              $12,247
 7/31/2004             $14,596                     $16,205              $12,227
 8/31/2004             $14,844                     $16,530              $12,234
 9/30/2004             $14,930                     $16,618              $12,260
10/31/2004             $15,079                     $16,761              $12,324
11/30/2004             $14,939                     $16,623              $12,331
12/31/2004             $15,151                     $16,826              $12,285
 1/31/2005             $15,339                     $16,983              $12,311
 2/28/2005             $15,311                     $16,927              $12,382
 3/31/2005             $15,218                     $16,820              $12,479
 4/30/2005             $15,457                     $17,085              $12,563
 5/31/2005             $15,582                     $17,206              $12,550
 6/30/2005             $15,657                     $17,313              $12,556
 7/31/2005             $15,589                     $17,234              $12,615
 8/31/2005             $15,755                     $17,408              $12,679
 9/30/2005             $15,633                     $17,291              $12,834
10/31/2005             $15,524                     $17,186              $12,860
11/30/2005             $15,585                     $17,269              $12,757
12/31/2005             $15,711                     $17,417              $12,705
 1/31/2006             $15,732                     $17,464              $12,802
 2/28/2006             $15,860                     $17,581              $12,828


84 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and Oregon personal income tax rate of 40.85%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 85

Your Fund's Expenses

FRANKLIN OREGON TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


86 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                      VALUE 9/1/05      VALUE 2/28/06     PERIOD* 9/1/05-2/28/06
--------------------------------------------------------------------------------------------------------
Actual                                         $ 1,000           $ 1,009.90              $ 3.34
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $ 1,000           $ 1,021.47              $ 3.36
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                         $ 1,000           $ 1,007.10              $ 6.07
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $ 1,000           $ 1,018.74              $ 6.11
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.67% and C: 1.22%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 87

Franklin Pennsylvania Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Pennsylvania Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*

Franklin Pennsylvania Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/06**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

AAA ....................................   67.5%
AA .....................................    5.4%
A ......................................    1.0%
BBB ....................................   12.3%
Not Rated by S&P .......................   13.8%

* Standard & Poor's (S&P) is the primary independent rating agency. Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                        MOODY'S        INTERNAL
AAA or Aaa                       13.0%            0.2%
A                                 0.1%             --
BBB or Baa                        0.5%             --
-------------------------------------------------------
Total                            13.6%            0.2%

--------------------------------------------------------------------------------

This annual report for Franklin Pennsylvania Tax-Free Income Fund covers the fiscal year ended February 28, 2006.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $10.48 on February 28, 2005, to $10.44 on February 28, 2006. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 192.


88 | Annual Report

DIVIDEND DISTRIBUTIONS 2

Franklin Pennsylvania Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                 DIVIDEND PER SHARE
                                    --------------------------------------------
MONTH                                 CLASS A          CLASS B        CLASS C
--------------------------------------------------------------------------------
March                               3.87 cents       3.38 cents      3.38 cents
--------------------------------------------------------------------------------
April                               3.87 cents       3.38 cents      3.38 cents
--------------------------------------------------------------------------------
May                                 3.87 cents       3.38 cents      3.38 cents
--------------------------------------------------------------------------------
June                                3.87 cents       3.40 cents      3.42 cents
--------------------------------------------------------------------------------
July                                3.87 cents       3.40 cents      3.42 cents
--------------------------------------------------------------------------------
August                              3.87 cents       3.40 cents      3.42 cents
--------------------------------------------------------------------------------
September                           3.87 cents       3.40 cents      3.39 cents
--------------------------------------------------------------------------------
October                             3.87 cents       3.40 cents      3.39 cents
--------------------------------------------------------------------------------
November                            3.83 cents       3.36 cents      3.35 cents
--------------------------------------------------------------------------------
December                            3.83 cents       3.35 cents      3.35 cents
--------------------------------------------------------------------------------
January                             3.83 cents       3.35 cents      3.35 cents
--------------------------------------------------------------------------------
February                            3.83 cents       3.35 cents      3.35 cents
--------------------------------------------------------------------------------
TOTAL                              46.28 CENTS      40.55 CENTS     40.58 CENTS
--------------------------------------------------------------------------------

Class A shares paid dividends totaling 46.28 cents per share for the reporting period. 2 The Performance Summary beginning on page 92 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.22% based on an annualization of the current 3.83 cent per share dividend and the maximum offering price of $10.90 on February 28, 2006. An investor in the 2006 maximum combined effective federal and Pennsylvania personal income tax bracket of 37.00% would need to earn a distribution rate of 6.70% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 89

PORTFOLIO BREAKDOWN

Franklin Pennsylvania Tax-Free Income Fund
2/28/06

---------------------------------------------------
                                        % OF TOTAL
                            LONG-TERM INVESTMENTS*
---------------------------------------------------
General Obligation                           22.0%
---------------------------------------------------
Prerefunded                                  19.5%
---------------------------------------------------
Higher Education                             12.4%
---------------------------------------------------
Hospital & Health Care                       11.8%
---------------------------------------------------
Transportation                               10.2%
---------------------------------------------------
Subject to Government Appropriations          9.6%
---------------------------------------------------
Utilities                                     4.6%
---------------------------------------------------
Other Revenue                                 3.8%
---------------------------------------------------
Housing                                       3.2%
---------------------------------------------------
Corporate-Backed                              2.8%
---------------------------------------------------
Tax-Supported                                 0.1%
---------------------------------------------------

*     Does not include short-term investments and other net assets.

COMMONWEALTH UPDATE

Pennsylvania's economy rebounded from difficulties in recent years with encouraging signs from the employment sector. The commonwealth still trailed the country in growth rates of employment, personal income and population, but it was headed in the right direction. With positive job growth, payroll numbers returned to prerecession levels. Although the manufacturing sector continued its decline, Pennsylvania's diverse economic base gained jobs in education, health care, leisure and hospitality, and retail trade. As of February 2006, unemployment was at 4.5%, compared with the 4.8% national rate. 3

Despite growing cost pressure from Medicaid, Pennsylvania's financial position improved during the reporting period. The large elderly population, bundled with shrinking federal aid and escalating general medical costs, proved challenging for the commonwealth, but it managed to protect core Medicaid services without compromising its fiscal responsibilities. Pennsylvania ended fiscal year 2005 with a $365 million surplus and realized a rise in overall tax collections, which included increases in personal income, cigarette and corporate taxes. 4 For fiscal year 2006, the budget included a conservative forecast of modest total revenue increase. The commonwealth's limited use of nonrecurring measures also was an indication of a sound fiscal structure.

Even with low budget reserves, Pennsylvania maintained good liquidity levels, a moderate debt position and well-funded state pension system. Strong actions to preserve budget balance and overall sound financial management led independent rating agency Moody's Investors Service to assign the commonwealth's general obligation bonds an Aa2 rating with a stable outlook. 5

3.    Source: Bureau of Labor Statistics.

4. Source: Moody's Investors Service, "New Issue: Pennsylvania (Commonwealth of)," 11/4/05.

5.    This does not indicate Moody's rating of the Fund.


90 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 91

Performance Summary as of 2/28/06

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------
CLASS A (SYMBOL: FRPAX)                              CHANGE   2/28/06  2/28/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.04    $10.44   $10.48
-------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-------------------------------------------------------------------------------
Dividend Income                            $0.4628
-------------------------------------------------------------------------------
CLASS B (SYMBOL: FBPTX)                              CHANGE   2/28/06  2/28/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.04    $10.47   $10.51
-------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-------------------------------------------------------------------------------
Dividend Income                            $0.4055
-------------------------------------------------------------------------------
CLASS C (SYMBOL: FRPTX)                              CHANGE   2/28/06  2/28/05
-------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.05    $10.51   $10.56
-------------------------------------------------------------------------------
DISTRIBUTIONS (MARCH 2005-FEBRUARY 2006)
-------------------------------------------------------------------------------
Dividend Income                            $0.4058
-------------------------------------------------------------------------------


92 | Annual Report

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------
CLASS A                                                  1-YEAR     5-YEAR         10-YEAR
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +4.08%    +30.21%         +68.28%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2                            -0.39%     +4.51%          +4.89%
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                       -0.50%     +4.18%          +4.91%
-------------------------------------------------------------------------------------------------
   Distribution Rate 4                         4.22%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.70%
-------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.50%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  5.56%
-------------------------------------------------------------------------------------------------
CLASS B                                                  1-YEAR     5-YEAR    INCEPTION (2/1/00)
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +3.51%    +26.85%         +42.87%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2                            -0.48%     +4.54%          +6.05%
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                       -0.65%     +4.20%          +5.85%
-------------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.84%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.09%
-------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.11%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  4.94%
-------------------------------------------------------------------------------------------------
CLASS C                                                  1-YEAR     5-YEAR         10-YEAR
-------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                +3.40%    +26.60%         +59.33%
-------------------------------------------------------------------------------------------------
Average Annual Total Return 2                            +2.40%     +4.83%          +4.77%
-------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 3                       +2.32%     +4.52%          +4.80%
-------------------------------------------------------------------------------------------------
   Distribution Rate 4                         3.79%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5      6.02%
-------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                 3.12%
-------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                  4.95%
-------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 93

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A                            2/28/06
------------------------------------------
1-Year                              -0.39%
------------------------------------------
5-Year                              +4.51%
------------------------------------------
10-Year                             +4.89%
------------------------------------------

CLASS A (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin Pennsylvania
               Tax-Free Income Fund          Lehman Brothers
   Date             (Class A)            Municipal Bond Index 7         CPI 7
----------     ---------------------    -------------------------      --------
  3/1/1996           $  9,578                    $ 10,000              $ 10,000
 3/31/1996           $  9,497                    $  9,872              $ 10,052
 4/30/1996           $  9,490                    $  9,844              $ 10,090
 5/31/1996           $  9,510                    $  9,840              $ 10,110
 6/30/1996           $  9,604                    $  9,948              $ 10,116
 7/31/1996           $  9,669                    $ 10,038              $ 10,136
 8/31/1996           $  9,669                    $ 10,036              $ 10,155
 9/30/1996           $  9,792                    $ 10,176              $ 10,187
10/31/1996           $  9,877                    $ 10,291              $ 10,219
11/30/1996           $ 10,011                    $ 10,479              $ 10,239
12/31/1996           $ 10,002                    $ 10,435              $ 10,239
 1/31/1997           $ 10,031                    $ 10,455              $ 10,271
 2/28/1997           $ 10,108                    $ 10,551              $ 10,303
 3/31/1997           $ 10,010                    $ 10,410              $ 10,329
 4/30/1997           $ 10,098                    $ 10,497              $ 10,342
 5/31/1997           $ 10,216                    $ 10,655              $ 10,336
 6/30/1997           $ 10,317                    $ 10,769              $ 10,349
 7/31/1997           $ 10,556                    $ 11,067              $ 10,362
 8/31/1997           $ 10,486                    $ 10,963              $ 10,381
 9/30/1997           $ 10,595                    $ 11,093              $ 10,407
10/31/1997           $ 10,664                    $ 11,165              $ 10,433
11/30/1997           $ 10,743                    $ 11,231              $ 10,426
12/31/1997           $ 10,900                    $ 11,394              $ 10,413
 1/31/1998           $ 11,011                    $ 11,512              $ 10,433
 2/28/1998           $ 11,009                    $ 11,515              $ 10,452
 3/31/1998           $ 11,016                    $ 11,525              $ 10,471
 4/30/1998           $ 11,003                    $ 11,474              $ 10,491
 5/31/1998           $ 11,126                    $ 11,655              $ 10,510
 6/30/1998           $ 11,186                    $ 11,701              $ 10,523
 7/31/1998           $ 11,204                    $ 11,730              $ 10,536
 8/31/1998           $ 11,329                    $ 11,911              $ 10,549
 9/30/1998           $ 11,453                    $ 12,060              $ 10,562
10/31/1998           $ 11,427                    $ 12,060              $ 10,587
11/30/1998           $ 11,477                    $ 12,102              $ 10,587
12/31/1998           $ 11,497                    $ 12,132              $ 10,581
 1/31/1999           $ 11,601                    $ 12,277              $ 10,607
 2/28/1999           $ 11,574                    $ 12,223              $ 10,620
 3/31/1999           $ 11,589                    $ 12,240              $ 10,652
 4/30/1999           $ 11,627                    $ 12,271              $ 10,730
 5/31/1999           $ 11,553                    $ 12,200              $ 10,730
 6/30/1999           $ 11,413                    $ 12,024              $ 10,730
 7/31/1999           $ 11,439                    $ 12,068              $ 10,762
 8/31/1999           $ 11,264                    $ 11,971              $ 10,788
 9/30/1999           $ 11,235                    $ 11,976              $ 10,839
10/31/1999           $ 11,024                    $ 11,846              $ 10,859
11/30/1999           $ 11,142                    $ 11,972              $ 10,865
12/31/1999           $ 11,020                    $ 11,883              $ 10,865
 1/31/2000           $ 10,933                    $ 11,831              $ 10,897
 2/29/2000           $ 11,076                    $ 11,969              $ 10,962
 3/31/2000           $ 11,348                    $ 12,230              $ 11,052
 4/30/2000           $ 11,282                    $ 12,158              $ 11,059
 5/31/2000           $ 11,229                    $ 12,095              $ 11,072
 6/30/2000           $ 11,516                    $ 12,415              $ 11,130
 7/31/2000           $ 11,675                    $ 12,588              $ 11,156
 8/31/2000           $ 11,869                    $ 12,782              $ 11,156
 9/30/2000           $ 11,826                    $ 12,715              $ 11,214
10/31/2000           $ 11,927                    $ 12,854              $ 11,233
11/30/2000           $ 11,980                    $ 12,952              $ 11,240
12/31/2000           $ 12,227                    $ 13,271              $ 11,233
 1/31/2001           $ 12,328                    $ 13,403              $ 11,304
 2/28/2001           $ 12,382                    $ 13,446              $ 11,349
 3/31/2001           $ 12,509                    $ 13,566              $ 11,375
 4/30/2001           $ 12,366                    $ 13,419              $ 11,420
 5/31/2001           $ 12,495                    $ 13,563              $ 11,472
 6/30/2001           $ 12,586                    $ 13,654              $ 11,491
 7/31/2001           $ 12,791                    $ 13,857              $ 11,459
 8/31/2001           $ 12,996                    $ 14,085              $ 11,459
 9/30/2001           $ 12,962                    $ 14,038              $ 11,511
10/31/2001           $ 13,105                    $ 14,205              $ 11,472
11/30/2001           $ 13,033                    $ 14,085              $ 11,453
12/31/2001           $ 12,884                    $ 13,952              $ 11,407
 1/31/2002           $ 13,104                    $ 14,194              $ 11,433
 2/28/2002           $ 13,248                    $ 14,365              $ 11,478
 3/31/2002           $ 12,994                    $ 14,083              $ 11,543
 4/30/2002           $ 13,204                    $ 14,359              $ 11,607
 5/31/2002           $ 13,286                    $ 14,446              $ 11,607
 6/30/2002           $ 13,432                    $ 14,599              $ 11,614
 7/31/2002           $ 13,593                    $ 14,786              $ 11,627
 8/31/2002           $ 13,741                    $ 14,964              $ 11,666
 9/30/2002           $ 14,021                    $ 15,292              $ 11,685
10/31/2002           $ 13,812                    $ 15,038              $ 11,704
11/30/2002           $ 13,774                    $ 14,976              $ 11,704
12/31/2002           $ 14,044                    $ 15,292              $ 11,679
 1/31/2003           $ 14,032                    $ 15,253              $ 11,730
 2/28/2003           $ 14,209                    $ 15,466              $ 11,821
 3/31/2003           $ 14,210                    $ 15,476              $ 11,892
 4/30/2003           $ 14,334                    $ 15,578              $ 11,866
 5/31/2003           $ 14,649                    $ 15,943              $ 11,846
 6/30/2003           $ 14,606                    $ 15,875              $ 11,859
 7/31/2003           $ 14,082                    $ 15,319              $ 11,872
 8/31/2003           $ 14,190                    $ 15,434              $ 11,917
 9/30/2003           $ 14,521                    $ 15,887              $ 11,956
10/31/2003           $ 14,464                    $ 15,807              $ 11,943
11/30/2003           $ 14,615                    $ 15,972              $ 11,911
12/31/2003           $ 14,711                    $ 16,104              $ 11,898
 1/31/2004           $ 14,808                    $ 16,197              $ 11,956
 2/29/2004           $ 15,008                    $ 16,440              $ 12,021
 3/31/2004           $ 14,949                    $ 16,383              $ 12,098
 4/30/2004           $ 14,619                    $ 15,995              $ 12,137
 5/31/2004           $ 14,575                    $ 15,937              $ 12,208
 6/30/2004           $ 14,587                    $ 15,995              $ 12,247
 7/31/2004           $ 14,785                    $ 16,205              $ 12,227
 8/31/2004           $ 15,027                    $ 16,530              $ 12,234
 9/30/2004           $ 15,112                    $ 16,618              $ 12,260
10/31/2004           $ 15,255                    $ 16,761              $ 12,324
11/30/2004           $ 15,136                    $ 16,623              $ 12,331
12/31/2004           $ 15,324                    $ 16,826              $ 12,285
 1/31/2005           $ 15,513                    $ 16,983              $ 12,311
 2/28/2005           $ 15,482                    $ 16,927              $ 12,382
 3/31/2005           $ 15,421                    $ 16,820              $ 12,479
 4/30/2005           $ 15,641                    $ 17,085              $ 12,563
 5/31/2005           $ 15,743                    $ 17,206              $ 12,550
 6/30/2005           $ 15,831                    $ 17,313              $ 12,556
 7/31/2005           $ 15,769                    $ 17,234              $ 12,615
 8/31/2005           $ 15,933                    $ 17,408              $ 12,679
 9/30/2005           $ 15,825                    $ 17,291              $ 12,834
10/31/2005           $ 15,747                    $ 17,186              $ 12,860
11/30/2005           $ 15,806                    $ 17,269              $ 12,757
12/31/2005           $ 15,941                    $ 17,417              $ 12,705
 1/31/2006           $ 15,970                    $ 17,464              $ 12,802
 2/28/2006           $ 16,117                    $ 17,581              $ 12,828

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS B                            2/28/06
------------------------------------------
1-Year                              -0.48%
------------------------------------------
5-Year                              +4.54%
------------------------------------------
Since Inception (2/1/00)            +6.05%
------------------------------------------

CLASS B (2/1/00-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin Pennsylvania
               Tax-Free Income Fund          Lehman Brothers
   Date             (Class B)            Municipal Bond Index 7         CPI 7
----------     ---------------------    -------------------------      --------
  2/1/2000           $ 10,000                    $ 10,000              $ 10,000
 2/29/2000           $ 10,111                    $ 10,116              $ 10,059
 3/31/2000           $ 10,354                    $ 10,337              $ 10,142
 4/30/2000           $ 10,301                    $ 10,276              $ 10,148
 5/31/2000           $ 10,237                    $ 10,223              $ 10,160
 6/30/2000           $ 10,493                    $ 10,494              $ 10,213
 7/31/2000           $ 10,644                    $ 10,640              $ 10,237
 8/31/2000           $ 10,816                    $ 10,804              $ 10,237
 9/30/2000           $ 10,772                    $ 10,747              $ 10,290
10/31/2000           $ 10,858                    $ 10,865              $ 10,308
11/30/2000           $ 10,901                    $ 10,947              $ 10,314
12/31/2000           $ 11,121                    $ 11,217              $ 10,308
 1/31/2001           $ 11,208                    $ 11,328              $ 10,373
 2/28/2001           $ 11,251                    $ 11,364              $ 10,415
 3/31/2001           $ 11,361                    $ 11,466              $ 10,438
 4/30/2001           $ 11,227                    $ 11,342              $ 10,480
 5/31/2001           $ 11,338                    $ 11,464              $ 10,527
 6/30/2001           $ 11,427                    $ 11,541              $ 10,545
 7/31/2001           $ 11,607                    $ 11,712              $ 10,515
 8/31/2001           $ 11,788                    $ 11,905              $ 10,515
 9/30/2001           $ 11,752                    $ 11,865              $ 10,563
10/31/2001           $ 11,875                    $ 12,006              $ 10,527
11/30/2001           $ 11,805                    $ 11,905              $ 10,509
12/31/2001           $ 11,664                    $ 11,792              $ 10,468
 1/31/2002           $ 11,857                    $ 11,997              $ 10,492
 2/28/2002           $ 11,982                    $ 12,141              $ 10,533
 3/31/2002           $ 11,747                    $ 11,903              $ 10,592
 4/30/2002           $ 11,931                    $ 12,136              $ 10,652
 5/31/2002           $ 11,999                    $ 12,210              $ 10,652
 6/30/2002           $ 12,126                    $ 12,339              $ 10,658
 7/31/2002           $ 12,265                    $ 12,498              $ 10,669
 8/31/2002           $ 12,393                    $ 12,648              $ 10,705
 9/30/2002           $ 12,639                    $ 12,925              $ 10,723
10/31/2002           $ 12,457                    $ 12,711              $ 10,741
11/30/2002           $ 12,418                    $ 12,658              $ 10,741
12/31/2002           $ 12,655                    $ 12,925              $ 10,717
 1/31/2003           $ 12,627                    $ 12,892              $ 10,764
 2/28/2003           $ 12,792                    $ 13,072              $ 10,847
 3/31/2003           $ 12,787                    $ 13,080              $ 10,912
 4/30/2003           $ 12,880                    $ 13,167              $ 10,889
 5/31/2003           $ 13,168                    $ 13,475              $ 10,871
 6/30/2003           $ 13,124                    $ 13,418              $ 10,883
 7/31/2003           $ 12,648                    $ 12,948              $ 10,895
 8/31/2003           $ 12,739                    $ 13,045              $ 10,936
 9/30/2003           $ 13,029                    $ 13,428              $ 10,972
10/31/2003           $ 12,972                    $ 13,361              $ 10,960
11/30/2003           $ 13,101                    $ 13,500              $ 10,930
12/31/2003           $ 13,181                    $ 13,612              $ 10,918
 1/31/2004           $ 13,261                    $ 13,690              $ 10,972
 2/29/2004           $ 13,442                    $ 13,896              $ 11,031
 3/31/2004           $ 13,396                    $ 13,847              $ 11,102
 4/30/2004           $ 13,083                    $ 13,519              $ 11,137
 5/31/2004           $ 13,037                    $ 13,470              $ 11,203
 6/30/2004           $ 13,041                    $ 13,519              $ 11,238
 7/31/2004           $ 13,225                    $ 13,697              $ 11,220
 8/31/2004           $ 13,421                    $ 13,972              $ 11,226
 9/30/2004           $ 13,491                    $ 14,046              $ 11,250
10/31/2004           $ 13,612                    $ 14,167              $ 11,309
11/30/2004           $ 13,501                    $ 14,050              $ 11,315
12/31/2004           $ 13,662                    $ 14,221              $ 11,274
 1/31/2005           $ 13,823                    $ 14,354              $ 11,297
 2/28/2005           $ 13,789                    $ 14,307              $ 11,363
 3/31/2005           $ 13,728                    $ 14,216              $ 11,451
 4/30/2005           $ 13,918                    $ 14,441              $ 11,528
 5/31/2005           $ 14,015                    $ 14,543              $ 11,517
 6/30/2005           $ 14,087                    $ 14,633              $ 11,523
 7/31/2005           $ 14,026                    $ 14,567              $ 11,576
 8/31/2005           $ 14,151                    $ 14,714              $ 11,635
 9/30/2005           $ 14,063                    $ 14,615              $ 11,777
10/31/2005           $ 13,987                    $ 14,526              $ 11,801
11/30/2005           $ 14,019                    $ 14,596              $ 11,706
12/31/2005           $ 14,132                    $ 14,721              $ 11,659
 1/31/2006           $ 14,151                    $ 14,761              $ 11,748
 2/28/2006           $ 14,287                    $ 14,860              $ 11,771


94 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C                            2/28/06
------------------------------------------
1-Year                              +2.40%
------------------------------------------
5-Year                              +4.83%
------------------------------------------
10-Year                             +4.77%
------------------------------------------

CLASS C (3/1/96-2/28/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Franklin Pennsylvania
               Tax-Free Income Fund          Lehman Brothers
   Date             (Class C)            Municipal Bond Index 7         CPI 7
----------     ---------------------    -------------------------      --------
  3/1/1996           $ 10,000                    $ 10,000              $ 10,000
 3/31/1996           $  9,911                    $  9,872              $ 10,052
 4/30/1996           $  9,899                    $  9,844              $ 10,090
 5/31/1996           $  9,924                    $  9,840              $ 10,110
 6/30/1996           $ 10,007                    $  9,948              $ 10,116
 7/31/1996           $ 10,080                    $ 10,038              $ 10,136
 8/31/1996           $ 10,065                    $ 10,036              $ 10,155
 9/30/1996           $ 10,188                    $ 10,176              $ 10,187
10/31/1996           $ 10,281                    $ 10,291              $ 10,219
11/30/1996           $ 10,414                    $ 10,479              $ 10,239
12/31/1996           $ 10,398                    $ 10,435              $ 10,239
 1/31/1997           $ 10,423                    $ 10,455              $ 10,271
 2/28/1997           $ 10,498                    $ 10,551              $ 10,303
 3/31/1997           $ 10,392                    $ 10,410              $ 10,329
 4/30/1997           $ 10,479                    $ 10,497              $ 10,342
 5/31/1997           $ 10,595                    $ 10,655              $ 10,336
 6/30/1997           $ 10,694                    $ 10,769              $ 10,349
 7/31/1997           $ 10,937                    $ 11,067              $ 10,362
 8/31/1997           $ 10,859                    $ 10,963              $ 10,381
 9/30/1997           $ 10,966                    $ 11,093              $ 10,407
10/31/1997           $ 11,032                    $ 11,165              $ 10,433
11/30/1997           $ 11,119                    $ 11,231              $ 10,426
12/31/1997           $ 11,275                    $ 11,394              $ 10,413
 1/31/1998           $ 11,374                    $ 11,512              $ 10,433
 2/28/1998           $ 11,376                    $ 11,515              $ 10,452
 3/31/1998           $ 11,378                    $ 11,525              $ 10,471
 4/30/1998           $ 11,348                    $ 11,474              $ 10,491
 5/31/1998           $ 11,480                    $ 11,655              $ 10,510
 6/30/1998           $ 11,537                    $ 11,701              $ 10,523
 7/31/1998           $ 11,539                    $ 11,730              $ 10,536
 8/31/1998           $ 11,673                    $ 11,911              $ 10,549
 9/30/1998           $ 11,784                    $ 12,060              $ 10,562
10/31/1998           $ 11,763                    $ 12,060              $ 10,587
11/30/1998           $ 11,808                    $ 12,102              $ 10,587
12/31/1998           $ 11,824                    $ 12,132              $ 10,581
 1/31/1999           $ 11,924                    $ 12,277              $ 10,607
 2/28/1999           $ 11,891                    $ 12,223              $ 10,620
 3/31/1999           $ 11,912                    $ 12,240              $ 10,652
 4/30/1999           $ 11,933                    $ 12,271              $ 10,730
 5/31/1999           $ 11,853                    $ 12,200              $ 10,730
 6/30/1999           $ 11,704                    $ 12,024              $ 10,730
 7/31/1999           $ 11,726                    $ 12,068              $ 10,762
 8/31/1999           $ 11,541                    $ 11,971              $ 10,788
 9/30/1999           $ 11,506                    $ 11,976              $ 10,839
10/31/1999           $ 11,286                    $ 11,846              $ 10,859
11/30/1999           $ 11,401                    $ 11,972              $ 10,865
12/31/1999           $ 11,272                    $ 11,883              $ 10,865
 1/31/2000           $ 11,178                    $ 11,831              $ 10,897
 2/29/2000           $ 11,319                    $ 11,969              $ 10,962
 3/31/2000           $ 11,590                    $ 12,230              $ 11,052
 4/30/2000           $ 11,518                    $ 12,158              $ 11,059
 5/31/2000           $ 11,459                    $ 12,095              $ 11,072
 6/30/2000           $ 11,745                    $ 12,415              $ 11,130
 7/31/2000           $ 11,900                    $ 12,588              $ 11,156
 8/31/2000           $ 12,093                    $ 12,782              $ 11,156
 9/30/2000           $ 12,043                    $ 12,715              $ 11,214
10/31/2000           $ 12,140                    $ 12,854              $ 11,233
11/30/2000           $ 12,188                    $ 12,952              $ 11,240
12/31/2000           $ 12,432                    $ 13,271              $ 11,233
 1/31/2001           $ 12,529                    $ 13,403              $ 11,304
 2/28/2001           $ 12,590                    $ 13,446              $ 11,349
 3/31/2001           $ 12,700                    $ 13,566              $ 11,375
 4/30/2001           $ 12,550                    $ 13,419              $ 11,420
 5/31/2001           $ 12,686                    $ 13,563              $ 11,472
 6/30/2001           $ 12,773                    $ 13,654              $ 11,491
 7/31/2001           $ 12,973                    $ 13,857              $ 11,459
 8/31/2001           $ 13,175                    $ 14,085              $ 11,459
 9/30/2001           $ 13,135                    $ 14,038              $ 11,511
10/31/2001           $ 13,272                    $ 14,205              $ 11,472
11/30/2001           $ 13,194                    $ 14,085              $ 11,453
12/31/2001           $ 13,037                    $ 13,952              $ 11,407
 1/31/2002           $ 13,252                    $ 14,194              $ 11,433
 2/28/2002           $ 13,391                    $ 14,365              $ 11,478
 3/31/2002           $ 13,129                    $ 14,083              $ 11,543
 4/30/2002           $ 13,334                    $ 14,359              $ 11,607
 5/31/2002           $ 13,410                    $ 14,446              $ 11,607
 6/30/2002           $ 13,551                    $ 14,599              $ 11,614
 7/31/2002           $ 13,706                    $ 14,786              $ 11,627
 8/31/2002           $ 13,849                    $ 14,964              $ 11,666
 9/30/2002           $ 14,123                    $ 15,292              $ 11,685
10/31/2002           $ 13,921                    $ 15,038              $ 11,704
11/30/2002           $ 13,876                    $ 14,976              $ 11,704
12/31/2002           $ 14,140                    $ 15,292              $ 11,679
 1/31/2003           $ 14,122                    $ 15,253              $ 11,730
 2/28/2003           $ 14,292                    $ 15,466              $ 11,821
 3/31/2003           $ 14,288                    $ 15,476              $ 11,892
 4/30/2003           $ 14,392                    $ 15,578              $ 11,866
 5/31/2003           $ 14,713                    $ 15,943              $ 11,846
 6/30/2003           $ 14,664                    $ 15,875              $ 11,859
 7/31/2003           $ 14,134                    $ 15,319              $ 11,872
 8/31/2003           $ 14,220                    $ 15,434              $ 11,917
 9/30/2003           $ 14,542                    $ 15,887              $ 11,956
10/31/2003           $ 14,492                    $ 15,807              $ 11,943
11/30/2003           $ 14,635                    $ 15,972              $ 11,911
12/31/2003           $ 14,724                    $ 16,104              $ 11,898
 1/31/2004           $ 14,814                    $ 16,197              $ 11,956
 2/29/2004           $ 15,015                    $ 16,440              $ 12,021
 3/31/2004           $ 14,949                    $ 16,383              $ 12,098
 4/30/2004           $ 14,616                    $ 15,995              $ 12,137
 5/31/2004           $ 14,565                    $ 15,937              $ 12,208
 6/30/2004           $ 14,570                    $ 15,995              $ 12,247
 7/31/2004           $ 14,759                    $ 16,205              $ 12,227
 8/31/2004           $ 14,993                    $ 16,530              $ 12,234
 9/30/2004           $ 15,070                    $ 16,618              $ 12,260
10/31/2004           $ 15,205                    $ 16,761              $ 12,324
11/30/2004           $ 15,080                    $ 16,623              $ 12,331
12/31/2004           $ 15,259                    $ 16,826              $ 12,285
 1/31/2005           $ 15,439                    $ 16,983              $ 12,311
 2/28/2005           $ 15,415                    $ 16,927              $ 12,382
 3/31/2005           $ 15,333                    $ 16,820              $ 12,479
 4/30/2005           $ 15,544                    $ 17,085              $ 12,563
 5/31/2005           $ 15,652                    $ 17,206              $ 12,550
 6/30/2005           $ 15,733                    $ 17,313              $ 12,556
 7/31/2005           $ 15,665                    $ 17,234              $ 12,615
 8/31/2005           $ 15,819                    $ 17,408              $ 12,679
 9/30/2005           $ 15,706                    $ 17,291              $ 12,834
10/31/2005           $ 15,622                    $ 17,186              $ 12,860
11/30/2005           $ 15,672                    $ 17,269              $ 12,757
12/31/2005           $ 15,798                    $ 17,417              $ 12,705
 1/31/2006           $ 15,819                    $ 17,464              $ 12,802
 2/28/2006           $ 15,933                    $ 17,581              $ 12,828

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/06.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/29/05 for the maximum combined effective federal and Pennsylvania personal income tax rate of 37.00%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/06.

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 95

Your Fund's Expenses

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


96 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 9/1/05       VALUE 2/28/06   PERIOD* 9/1/05-2/28/06
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,011.10             $3.34
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,021.47             $3.36
------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,008.40             $6.08
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,018.74             $6.11
------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,007.30             $6.07
------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,018.74             $6.11
------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.67%; B: 1.22%; and C: 1.22%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 97

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                   ---------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,
CLASS A                                                 2006         2005       2004 d         2003         2002
                                                   ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   11.21    $   11.21    $   10.88    $   10.76    $   10.83
                                                   ---------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................        0.48         0.50         0.52         0.54         0.55

   Net realized and unrealized gains (losses) ..       (0.12)       (0.01)        0.33         0.12        (0.06)
                                                   ---------------------------------------------------------------
Total from investment operations ...............        0.36         0.49         0.85         0.66         0.49
                                                   ---------------------------------------------------------------
Less distributions from net investment income ..       (0.48)       (0.49)       (0.52)       (0.54)       (0.56)
                                                   ---------------------------------------------------------------
Redemption fees ................................          -- c         -- c         --           --           --
                                                   ---------------------------------------------------------------
Net asset value, end of year ...................   $   11.09    $   11.21    $   11.21    $   10.88    $   10.76
                                                   ===============================================================

Total return b .................................        3.25%        4.61%        8.00%        6.28%        4.63%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 885,864    $ 852,608    $ 900,646    $ 880,409    $ 877,126

Ratios to average net assets:

   Expenses ....................................        0.63%        0.63%        0.63%        0.63%        0.64%

   Net investment income .......................        4.34%        4.52%        4.75%        5.00%        5.12%

Portfolio turnover rate ........................       33.22%       27.99%       16.22%       24.94%       27.59%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


98 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND (CONTINUED)

                                                   ---------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,
CLASS B                                                 2006         2005       2004 d         2003         2002
                                                   ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   11.27    $   11.26    $   10.93    $   10.81    $   10.86
                                                   ---------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................        0.43         0.44         0.46         0.48         0.50

   Net realized and unrealized gains (losses) ..       (0.13)          --         0.33         0.12        (0.05)
                                                   ---------------------------------------------------------------
Total from investment operations ...............        0.30         0.44         0.79         0.60         0.45
                                                   ---------------------------------------------------------------
Less distributions from net investment income ..       (0.42)       (0.43)       (0.46)       (0.48)       (0.50)
                                                   ---------------------------------------------------------------
Redemption fees ................................          -- c         -- c         --           --           --
                                                   ---------------------------------------------------------------
Net asset value, end of year ...................   $   11.15    $   11.27    $   11.26    $   10.93    $   10.81
                                                   ===============================================================

Total return b .................................        2.68%        4.09%        7.28%        5.76%        4.22%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................      22,315    $  23,753    $  25,617    $  20,648    $  11,798

Ratios to average net assets:

   Expenses ....................................        1.18%        1.18%        1.18%        1.18%        1.19%

   Net investment income .......................        3.79%        3.97%        4.20%        4.45%        4.57%

Portfolio turnover rate ........................       33.22%       27.99%       16.22%       24.94%       27.59%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


                         Annual Report | See notes to financial statements. | 99

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND (CONTINUED)

                                                   ---------------------------------------------------------------
                                                                       YEAR ENDED FEBRUARY 28,
CLASS C                                                 2006         2005       2004 d         2003         2002
                                                   ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   11.32    $   11.31    $   10.97    $   10.85    $   10.90
                                                   ---------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................        0.43         0.44         0.46         0.48         0.50

   Net realized and unrealized gains (losses) ..       (0.13)          --         0.33         0.12        (0.05)
                                                   ---------------------------------------------------------------
Total from investment operations ...............        0.30         0.44         0.79         0.60         0.45
                                                   ---------------------------------------------------------------
Less distributions from net investment income ..       (0.42)       (0.43)       (0.45)       (0.48)       (0.50)
                                                   ---------------------------------------------------------------
Redemption fees ................................          -- c         -- c         --           --           --
                                                   ---------------------------------------------------------------
Net asset value, end of year ...................   $   11.20    $   11.32    $   11.31    $   10.97    $   10.85
                                                   ---------------------------------------------------------------

Total return b .................................        2.66%        4.09%        7.42%        5.66%        4.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $  51,071    $  44,055    $  43,027    $  37,315    $  31,526

Ratios to average net assets:

   Expenses ....................................        1.18%        1.18%        1.20%        1.16%        1.19%

   Net investment income .......................        3.79%        3.97%        4.18%        4.47%        4.57%

Portfolio turnover rate ........................       33.22%       27.99%       16.22%       24.94%       27.59%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


100 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.8%
    BONDS 98.8%
    ARIZONA 79.7%
    Arizona Health Facilities Authority Hospital System Revenue,
       John C. Lincoln Health Network, 5.75%, 12/01/32 ........................................    $    3,280,000    $    3,466,271
       Phoenix Baptist Hospital, MBIA Insured, ETM, 6.25%, 9/01/11 ............................         1,555,000         1,610,420
    Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A, 6.625%,
     7/01/20 ..................................................................................         6,390,000         7,133,604
    Arizona School Facilities Board Revenue, State School Improvement, Pre-Refunded, 5.00%,
     7/01/19 ..................................................................................         2,000,000         2,136,540
    Arizona State Board of Regents COP, University of Arizona Main Campus, Series A-1,
     AMBAC Insured, 5.125%, 6/01/25 ...........................................................         2,000,000         2,102,480
    Arizona State Municipal Financing Program COP,
       Refunding, Series 14, AMBAC Insured, 5.00%, 8/01/33 ....................................         1,000,000         1,038,820
       Series 20, BIG Insured, ETM, 7.625%, 8/01/06 ...........................................         1,145,000         1,165,221
    Arizona State University COP,
       Arizona State University Project-2002, MBIA Insured, 5.00%, 7/01/20 ....................         5,475,000         5,771,854
       Arizona State University Project-2002, MBIA Insured, 5.00%, 7/01/21 ....................         5,965,000         6,274,822
       Arizona State University Project-2002, MBIA Insured, 5.10%, 7/01/23 ....................         3,545,000         3,752,772
       Arizona State University Project-2002, MBIA Insured, 5.10%, 7/01/24 ....................         1,875,000         1,981,688
       Arizona State University Project-2002, MBIA Insured, 5.10%, 7/01/25 ....................         2,640,000         2,788,685
       Downtown Campus/Mercado Project, Series A, MBIA Insured, 5.80%, 7/01/24 ................         1,350,000         1,389,515
       Research Infrastructure Projects, AMBAC Insured, 5.00%, 9/01/30 ........................        17,250,000        18,177,015
       Research Infrastructure Projects, Series A, AMBAC Insured, 5.00%, 9/01/26 ..............         1,000,000         1,056,340
       Research Infrastructure Projects, Series A, AMBAC Insured, 5.00%, 9/01/27 ..............         2,915,000         3,072,556
    Arizona State University Revenue, FGIC Insured,
       5.00%, 7/01/23 .........................................................................         2,890,000         3,026,957
       5.00%, 7/01/25 .........................................................................         2,250,000         2,351,520
       Pre-Refunded, 5.875%, 7/01/25 ..........................................................         1,000,000         1,084,160
    Arizona State University Revenues, System, Refunding, AMBAC Insured, 5.00%, 7/01/27 .......         1,895,000         2,012,395
    Arizona Student Loan Acquisition Authority Student Loan Revenue,
       junior sub., Refunding, Series B-1, 6.15%, 5/01/29 .....................................         1,000,000         1,062,610
       Refunding, Senior Series A-1, 5.90%, 5/01/24 ...........................................         1,500,000         1,592,400
    Arizona Tourism and Sports Authority Tax Revenue, Multipurpose Stadium Facility, Series A,
     MBIA Insured, 5.00%, 7/01/28 .............................................................         7,000,000         7,358,680
    Casa Grande IDA,
       IDR, Frito Lay/PepsiCo, 6.65%, 12/01/14 ................................................           500,000           500,865
       PCR, Frito Lay/PepsiCo, 6.60%, 12/01/10 ................................................         1,800,000         1,803,096
    Douglas Community Housing Corp. MFR, Rancho La Perilla, Series A, GNMA Secured, 6.125%,
     7/20/41 ..................................................................................         2,235,000         2,364,339
    Downtown Phoenix Hotel Corp. Revenue,
       Senior Series A, FGIC Insured, 5.00%, 7/01/40 ..........................................        26,485,000        27,525,860
       Sub Series B, FGIC Insured, 5.00%, 7/01/36 .............................................        18,995,000        19,833,629
       Sub Series B, FGIC Insured, 5.00%, 7/01/40 .............................................        12,845,000        13,349,808
    Eloy Municipal Property Corp. Facilities Revenue, 7.80%, 7/01/09 ..........................            60,000            60,925
    Glendale IDA Educational Facilities Revenue, American Graduate School International, Connie
     Lee Insured, Pre-Refunded, 5.875%, 7/01/15 ...............................................         2,200,000         2,240,260
    Glendale IDAR, John C. Lincoln Health, Refunding, Series B, 5.00%, 12/01/37 ...............         3,000,000         3,020,490


                                                             Annual Report | 101

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Glendale IDAR, Midwestern University, Series A,
       5.375%, 5/15/28 ........................................................................    $    8,000,000    $    8,378,240
       Connie Lee Insured, 6.00%, 5/15/16 .....................................................           455,000           466,298
       Connie Lee Insured, 6.00%, 5/15/26 .....................................................           340,000           348,299
       MBIA Insured, 5.375%, 5/15/28 ..........................................................         1,050,000         1,098,731
    Glendale Municipal Property Corp. Excise Tax Revenue, Series A, AMBAC Insured, 5.00%,
     7/01/33 ..................................................................................         1,000,000         1,043,540
    Glendale Water and Sewer Revenue, sub. lien, AMBAC Insured, 5.00%, 7/01/23 ................         2,000,000         2,107,640
    Goodyear Community Facilities General District No. 1 GO, MBIA Insured, 5.20%, 7/15/25 .....         1,500,000         1,587,570
    Goodyear Community Facilities Utilities District No. 1 GO, MBIA Insured, 5.20%, 7/15/25 ...         1,000,000         1,058,380
    Greater Arizona Development Authority Infrastructure Revenue, Series A, MBIA Insured,
     5.00%,
       8/01/26 ................................................................................         4,425,000         4,701,253
       8/01/27 ................................................................................         2,320,000         2,459,270
       8/01/35 ................................................................................         9,090,000         9,563,498
    Marana Municipal Property Corp. Municipal Facilities Revenue, Refunding, MBIA Insured,
     5.25%, 7/01/22 ...........................................................................         1,100,000         1,153,779
    Maricopa County GO, USD No. 41, Gilbert,
       6.25%, 7/01/15 .........................................................................           160,000           169,744
       Pre-Refunded, 6.25%, 7/01/15 ...........................................................         1,840,000         1,953,326
    Maricopa County Hospital Revenue, Sun Health Corp.,
       5.30%, 4/01/29 .........................................................................         7,095,000         7,222,071
       Pre-Refunded, 6.125%, 4/01/18 ..........................................................        11,270,000        11,800,704
       Refunding, 5.80%, 4/01/08 ..............................................................         3,870,000         4,017,602
       Refunding, 5.90%, 4/01/09 ..............................................................         2,120,000         2,203,994
       Refunding, 6.125%, 4/01/18 .............................................................         4,380,000         4,579,553
       Refunding, 5.00%, 4/01/35 ..............................................................        12,090,000        12,177,290
    Maricopa County IDA,
       MFHR, Madera Pointe Apartments Project, Refunding, FSA Insured, 5.90%, 6/01/26 .........         2,105,000         2,152,426
       MFHR, Metro Gardens, Mesa Ridge Project, Series A, MBIA Insured, 5.15%, 7/01/29 ........         2,350,000         2,369,200
       MFHR, Senior National Health Facilities II, Project A, FSA Insured, 5.50%, 1/01/18 .....         2,000,000         2,181,740
       MFHR, Tierra Antigua Project, Series A-1, AMBAC Insured, 5.30%, 12/01/21 ...............         1,585,000         1,625,053
       MFHR, Villas de Merced Apartment Project, Series A, GNMA Secured, 5.50%, 12/20/37 ......           570,000           575,843
       MFHR, Western Groves Apartments, Series A-1, AMBAC Insured, 5.30%, 12/01/22 ............         1,785,000         1,829,214
       SFMR, GNMA Secured, 6.25%, 12/01/30 ....................................................            55,000            55,761
    Maricopa County IDA Health Facilities Revenue,
       Catholic Healthcare West, Refunding, Series A, 5.375%, 7/01/23 .........................         7,000,000         7,391,160
       Catholic Healthcare West, Refunding, Series A, 5.50%, 7/01/26 ..........................        12,250,000        12,987,327
       Catholic Healthcare West, Refunding, Series A, ACA Insured, 5.00%, 7/01/16 .............         1,785,000         1,817,523
       Catholic Healthcare West, Refunding, Series A, ACA Insured, 5.00%, 7/01/21 .............         9,600,000         9,714,720
       Catholic Healthcare West Project, Refunding, Series A, 5.00%, 7/01/16 ..................         9,535,000         9,799,215
       Catholic Healthcare West Project, Series A, Pre-Refunded, 5.00%, 7/01/16 ...............           780,000           806,465
    Maricopa County IDA Hospital Facility Revenue,
       Mayo Clinic Hospital, 5.25%, 11/15/37 ..................................................        16,000,000        16,697,120
       Mayo Clinic Hospital, AMBAC Insured, 5.25%, 11/15/37 ...................................         3,000,000         3,084,420
       Samaritan Health Services, Series A, MBIA Insured, ETM, 7.00%, 12/01/16 ................         1,890,000         2,335,397
    Maricopa County IDA Senior Living Healthcare Revenue, Immanuel Care, Refunding, Series A,
     GNMA Secured, 5.00%, 8/20/35 .............................................................         1,725,000         1,772,679


102 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Maricopa County Pollution Control Corp. PCR, Public Service Co. Palo Verde Project,
     Series A, AMBAC Insured, 5.05%, 5/01/29 ..................................................    $   11,500,000    $   12,028,195
    Mesa Utility System Revenue,
       FGIC Insured, 5.00%, 7/01/21 ...........................................................         5,000,000         5,222,850
       MBIA Insured, 5.00%, 7/01/26 ...........................................................        10,000,000        10,563,900
       MBIA Insured, 5.00%, 7/01/27 ...........................................................        10,500,000        11,069,415
       MBIA Insured, 5.00%, 7/01/28 ...........................................................        11,000,000        11,588,720
    Mohave County IDA Health Care Revenue, Chris Ridge and Silver, Refunding, GNMA Secured,
     6.375%, 11/01/31 .........................................................................           585,000           605,481
    Nogales Municipal Development Authority Inc. Revenue, AMBAC Insured, 5.00%, 6/01/27 .......         1,000,000         1,049,750
    Northern Arizona University COP,
       AMBAC Insured, 5.00%, 9/01/30 ..........................................................         6,360,000         6,701,786
       Northern Arizona University Research Projects, AMBAC Insured, 5.00%, 9/01/25 ...........         2,130,000         2,257,161
       Northern Arizona University Research Projects, AMBAC Insured, 5.00%, 9/01/27 ...........         2,355,000         2,488,034
       Northern Arizona University Research Projects, AMBAC Insured, 5.00%, 9/01/30 ...........         3,285,000         3,465,314
    Northern Arizona University Revenues, FGIC Insured, 5.00%, 6/01/30 ........................         1,000,000         1,041,250
    Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured,
     Pre-Refunded, 5.75%, 7/01/17 .............................................................           500,000           508,950
    Peoria Water and Sewer Revenue, FGIC Insured, 5.00%, 7/01/19 ..............................         1,300,000         1,354,457
    Phoenix Airport Revenue,
       Refunding, Series B, MBIA Insured, 6.20%, 7/01/10 ......................................           700,000           706,965
       Refunding, Series C, MBIA Insured, 6.30%, 7/01/10 ......................................         1,680,000         1,697,254
       Refunding, Series C, MBIA Insured, 6.40%, 7/01/11 ......................................         1,785,000         1,803,921
       Refunding, Series C, MBIA Insured, 6.40%, 7/01/12 ......................................           570,000           576,042
       Series D, MBIA Insured, 6.30%, 7/01/10 .................................................         1,800,000         1,818,486
       Series D, MBIA Insured, 6.40%, 7/01/11 .................................................         3,825,000         3,865,545
       Series D, MBIA Insured, 6.40%, 7/01/12 .................................................           820,000           828,692
    Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series B, FGIC Insured,
     5.25%,
       7/01/22 ................................................................................         3,000,000         3,159,630
       7/01/23 ................................................................................         5,000,000         5,260,400
       7/01/27 ................................................................................        15,250,000        16,001,215
    Phoenix Civic Improvement Corp. Distribution Revenue, Convertible Capital Appreciation,
     Civic Plaza, Series B, FGIC Insured, zero cpn. to 7/01/13, 5.50% thereafter,
       7/01/27 ................................................................................         3,945,000         3,108,581
       7/01/28 ................................................................................         2,000,000         1,577,360
       7/01/29 ................................................................................         2,000,000         1,575,280
       7/01/36 ................................................................................         5,000,000         3,996,000
       7/01/37 ................................................................................         7,000,000         5,608,680
    Phoenix Civic Improvement Corp. Excise Tax Revenue,
       Adams Street Garage Project, senior lien, Series B, 5.35%, 7/01/24 .....................         2,985,000         3,178,637
       Municipal Courthouse Project, senior lien, Series A, 5.375%, 7/01/29 ...................        18,310,000        19,494,291
       Subordinated, Civic Plaza Expansion Project, Series A, FGIC Insured, 5.00%, 7/01/35 ....        17,000,000        17,878,730
    Phoenix Civic Improvement Corp. Wastewater System Revenue, junior lien,
       FGIC Insured, Pre-Refunded, 6.00%, 7/01/19 .............................................         3,000,000         3,321,870
       FGIC Insured, Pre-Refunded, 6.00%, 7/01/20 .............................................         3,670,000         4,063,754
       FGIC Insured, Pre-Refunded, 6.00%, 7/01/24 .............................................        24,715,000        27,366,672
       MBIA Insured, 5.00%, 7/01/28 ...........................................................         2,000,000         2,104,160


                                                             Annual Report | 103

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Phoenix Civic Improvement Corp. Wastewater System Revenue, junior lien, (continued)
       MBIA Insured, 5.00%, 7/01/29 ...........................................................    $    3,405,000    $    3,582,332
       Refunding, FGIC Insured, 5.00%, 7/01/20 ................................................         9,710,000        10,214,046
       Refunding, FGIC Insured, 5.125%, 7/01/21 ...............................................        10,000,000        10,549,200
       Refunding, FGIC Insured, 5.00%, 7/01/24 ................................................         7,050,000         7,360,834
    Phoenix Civic Improvement Corp. Water System Revenue, junior lien, Refunding, FGIC Insured,
     5.00%, 7/01/26 ...........................................................................         3,250,000         3,394,820
    Phoenix GO,
       5.25%, 7/01/22 .........................................................................         5,420,000         5,777,395
       Various Purposes, Series B, 5.00%, 7/01/27 .............................................         8,360,000         8,770,392
    Phoenix HFC Mortgage Revenue, Section 8 Project, Refunding, Series A, MBIA Insured, 6.90%,
     1/01/23 ..................................................................................         1,155,000         1,157,437
    Phoenix IDA, SFMR, Series 1B, GNMA Secured, 6.20%, 6/01/22 ................................            30,000            30,131
    Phoenix IDA Government Office Lease Revenue,
       Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/21 .............................         4,300,000         4,514,312
       Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/28 .............................         4,000,000         4,162,440
       Capitol Mall LLC Project, Refunding, AMBAC Insured, 5.00%, 9/15/26 .....................         3,445,000         3,640,194
       Capitol Mall Project, AMBAC Insured, Pre-Refunded, 5.375%, 9/15/22 .....................         2,000,000         2,149,840
       Capitol Mall Project, AMBAC Insured, Pre-Refunded, 5.50%, 9/15/27 ......................        22,300,000        24,086,453
       Capitol Mall Project, Refunding, AMBAC Insured, 5.00%, 9/15/27 .........................         4,615,000         4,869,102
    Phoenix IDA Hospital Revenue, Refunding, Series B, Connie Lee Insured, 5.75%, 12/01/16 ....         3,500,000         3,687,390
    Phoenix Municipal Housing Revenue, Fillmore Gardens Project, Refunding, 6.30%, 6/01/09 ....         1,315,000         1,317,564
    Phoenix Street and Highway Revenue, Refunding, 6.60%, 7/01/07 .............................           610,000           611,074
    Pima County IDA,
       MFR, Series A, FNMA Insured, Pre-Refunded, 6.00%, 12/01/21 .............................         2,720,000         2,824,448
       SFMR, Refunding, Series A, 7.625%, 2/01/12 .............................................           360,000           360,932
       SFMR, Series B-1, GNMA Secured, 6.10%, 5/01/31 .........................................            55,000            55,460
    Prescott Municipal Property Corp. Revenue, Refunding, Series 2004, MBIA Insured, 5.00%,
     7/01/34 ..................................................................................         2,665,000         2,799,982
    Salt River Project Agricultural Improvement and Power District Electric System Revenue,
     Salt River Project, Refunding, Series A, 5.00%,
       1/01/23 ................................................................................         6,000,000         6,347,700
       1/01/31 ................................................................................         1,375,000         1,434,648
       1/01/35 ................................................................................         1,500,000         1,582,125
    San Luis Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, XLCA Insured,
     5.00%,
       7/01/25 ................................................................................         5,970,000         6,311,484
       7/01/38 ................................................................................         8,650,000         9,043,056
    Scottsdale GO, Refunding, 5.00%, 7/01/22 ..................................................         3,000,000         3,198,060
    Scottsdale IDA Hospital Revenue, Scottsdale Healthcare,
       5.70%, 12/01/21 ........................................................................         2,000,000         2,150,360
       5.80%, 12/01/31 ........................................................................        14,865,000        15,978,834
    Scottsdale Municipal Property Corp. Excise Tax Revenue,
       5.00%, 7/01/24 .........................................................................         5,000,000         5,314,500
       5.00%, 7/01/30 .........................................................................         7,580,000         8,050,794
       Series A, 5.00%, 7/01/34 ...............................................................         2,000,000         2,102,740


104 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Show Low IDA Hospital Revenue, Navapache Regional Medical Center, Radian Insured, 5.00%,
       12/01/25 ...............................................................................    $    1,420,000    $    1,489,126
       12/01/30 ...............................................................................         1,815,000         1,893,118
       12/01/35 ...............................................................................         2,000,000         2,073,260
    Sierra Vista Municipal Property Corp. Facilities Revenue, AMBAC Insured, 6.15%, 1/01/15 ...           360,000           362,351
    Southern Arizona Capital Facilities Finance Corp. Student Housing Revenue, University of
     Arizona Project, MBIA Insured, Pre-Refunded, 5.10%, 9/01/33 ..............................         3,000,000         3,247,710
    Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 5.00%,
       7/01/28 ................................................................................         4,275,000         4,480,328
       7/01/34 ................................................................................        11,510,000        12,033,245
    Tolleson IDA, MFR, Copper Cove Project, Series A, GNMA Secured,
       5.40%, 11/20/22 ........................................................................         1,090,000         1,127,899
       5.45%, 11/20/32 ........................................................................         1,285,000         1,332,391
    Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31 ...........        10,000,000        10,449,400
    Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation, Series A, AMBAC
     Insured, 5.00%, 7/15/32 ..................................................................         1,000,000         1,039,700
    Tucson Water Revenue,
       Series A, FGIC Insured, 5.00%, 7/01/23 .................................................         3,600,000         3,746,448
       Series D, FGIC Insured, 5.25%, 7/01/23 .................................................         3,000,000         3,130,800
       Series D, FGIC Insured, 5.25%, 7/01/24 .................................................         2,700,000         2,834,946
    University Medical Center Corp. Revenue, 5.00%, 7/01/35 ...................................         7,000,000         7,103,810
    University of Arizona COP,
       Parking and Student Housing, AMBAC Insured, Pre-Refunded, 5.75%, 6/01/24 ...............         1,115,000         1,192,660
       University of Arizona Projects, Series B, AMBAC Insured, 5.125%, 6/01/22 ...............         2,250,000         2,393,618
       University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/26 ................         7,070,000         7,401,724
       University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/28 ................         7,000,000         7,310,660
       University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/31 ................         5,565,000         5,797,895
    University of Arizona University Revenues, Arizona Board of Regents System, Series A,
     FGIC Insured, 5.80%, 6/01/24 .............................................................         2,000,000         2,162,920
    Yavapai County IDA Hospital Facility Revenue, Regional Medical Center, Series A, 6.00%,
     8/01/33 ..................................................................................         2,000,000         2,135,240
    Yavapai County USD No. 28 Camp Verde GO, Refunding, FGIC Insured, 6.00%, 7/01/09 ..........            75,000            75,651
    Yuma IDA Hospital Revenue,
       Regency Apartments, Refunding, Series A, GNMA Secured, 5.50%, 12/20/32 .................           920,000           921,150
       Yuma Regional Medical Center, FSA Insured, Pre-Refunded, 5.50%, 8/01/21 ................         2,015,000         2,220,349
    Yuma Municipal Property Corp. Revenue, Municipal Facilities, AMBAC Insured, 5.00%,
     7/01/25 ..................................................................................         3,100,000         3,225,643
                                                                                                                     --------------
                                                                                                                        764,942,191
                                                                                                                     --------------
    U.S. TERRITORIES 19.1%
    PUERTO RICO 18.6%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
     Refunding, 5.50%, 5/15/39 ................................................................         5,000,000         5,163,750
    Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.375%, 7/01/28 ................         3,355,000         3,515,134
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
       5.00%, 7/01/36 .........................................................................        10,000,000        10,341,900
       5.50%, 7/01/36 .........................................................................         8,550,000         9,367,979


                                                             Annual Report | 105

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series B, Pre-Refunded, 6.00%, 7/01/39 .................................................    $   19,600,000    $   21,744,632
       Series D, Pre-Refunded, 5.375%, 7/01/36 ................................................         5,000,000         5,480,200
    Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 .............        15,000,000        15,819,150
    Puerto Rico HFC Revenue,
       MFM, Portfolio A-I, 7.50%, 4/01/22 .....................................................           245,000           245,034
       Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 .................            40,000            40,425
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Hospital Revenue,
       Dr. Pila Hospital Project, Refunding, FHA Insured, 5.875%, 8/01/12 .....................         4,990,000         5,064,301
       Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ..............         2,790,000         2,822,225
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ...................................................         8,190,000         8,682,055
       Series D, Pre-Refunded, 5.375%, 7/01/33 ................................................        21,810,000        23,840,075
       Series I, 5.375%, 7/01/34 ..............................................................        40,000,000        42,980,800
       Series I, 5.00%, 7/01/36 ...............................................................         7,000,000         7,201,250
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
       5.50%, 8/01/29 .........................................................................         3,660,000         3,884,980
       Pre-Refunded, 5.50%, 8/01/29 ...........................................................        11,340,000        12,433,403
                                                                                                                     --------------
                                                                                                                        178,627,293
                                                                                                                     --------------
    VIRGIN ISLANDS 0.5%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,  10/01/13 ..         2,500,000         2,622,875
    Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.50%,
     7/01/17 ..................................................................................         1,500,000         1,543,440
                                                                                                                     --------------
                                                                                                                          4,166,315
                                                                                                                     --------------
    TOTAL U.S. TERRITORIES ....................................................................                         182,793,608
                                                                                                                     --------------
    TOTAL LONG TERM INVESTMENTS (COST $895,653,019) ...........................................                         947,735,799
                                                                                                                     --------------
    SHORT TERM INVESTMENTS 0.3%
    BONDS 0.3%
    ARIZONA 0.1%
  a Arizona Health Facilities Authority Revenue, Arizona Voluntary Hospital Federation,
     Series A, FGIC Insured, Weekly VRDN and Put, 3.18%, 10/01/15 .............................         1,650,000         1,650,000
                                                                                                                     --------------


106 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    U.S. TERRITORIES 0.2%
    PUERTO RICO 0.2%
  a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
     Weekly VRDN and Put, 3.06%, 12/01/15 .....................................................    $    1,459,000    $    1,459,000
  a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 3.15%, 7/01/28 .............................           200,000           200,000
                                                                                                                     --------------
                                                                                                                          1,659,000
                                                                                                                     --------------
    TOTAL SHORT TERM INVESTMENTS (COST $3,309,000) ............................................                           3,309,000
                                                                                                                     --------------
    TOTAL INVESTMENTS (COST $898,962,019) 99.1% ...............................................                         951,044,799
    OTHER ASSETS, LESS LIABILITIES 0.9% .......................................................                           8,205,066
                                                                                                                     --------------
    NET ASSETS 100.0% .........................................................................                      $  959,249,865
                                                                                                                     ==============

See Selected Portfolio Abbreviations on page 198.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 107

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                  ----------------------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS A                                                   2006             2005           2004 d             2003             2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      12.04     $      12.19     $      11.98     $      11.79     $      11.64
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................          0.53             0.54             0.55             0.57             0.58

   Net realized and unrealized gains (losses) ..         (0.01)           (0.15)            0.19             0.19             0.16
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          0.52             0.39             0.74             0.76             0.74
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.53)           (0.54)           (0.53)           (0.57)           (0.59)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            -- c             -- c             --               --               --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ...................  $      12.03     $      12.04     $      12.19     $      11.98     $      11.79
                                                  ==================================================================================

Total return b .................................          4.41%            3.39%            6.39%            6.62%            6.48%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $    382,608     $    346,589     $    339,134     $    345,825     $    309,109

Ratios to average net assets:

   Expenses ....................................          0.69%            0.69%            0.69%            0.69%            0.70%

   Net investment income .......................          4.40%            4.52%            4.56%            4.79%            4.95%

Portfolio turnover rate ........................         23.19%           30.06%           17.79%           26.30%           20.72%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


108 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN COLORADO TAX-FREE INCOME FUND (CONTINUED)

                                                  ----------------------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS C                                                   2006             2005           2004 d             2003             2002
                                                  ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............  $      12.13     $      12.27     $      12.06     $      11.86     $      11.70
                                                  ----------------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .....................          0.47             0.48             0.48             0.51             0.52

   Net realized and unrealized gains (losses) ..         (0.01)           (0.14)            0.20             0.20             0.16
                                                  ----------------------------------------------------------------------------------
Total from investment operations ...............          0.46             0.34             0.68             0.71             0.68
                                                  ----------------------------------------------------------------------------------
Less distributions from net investment income ..         (0.47)           (0.48)           (0.47)           (0.51)           (0.52)
                                                  ----------------------------------------------------------------------------------
Redemption fees ................................            -- c             -- c             --               --               --
                                                  ----------------------------------------------------------------------------------
Net asset value, end of year ...................  $      12.12     $      12.13     $      12.27     $      12.06     $      11.86
                                                  ==================================================================================

Total return b .................................          3.81%            2.88%            5.75%            6.10%            5.95%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................  $     43,676     $     40,875     $     43,075     $     43,821     $     34,473

Ratios to average net assets:

   Expenses ....................................          1.24%            1.24%            1.26%            1.22%            1.25%

   Net investment income .......................          3.85%            3.97%            3.99%            4.26%            4.40%

Portfolio turnover rate ........................         23.19%           30.06%           17.79%           26.30%           20.72%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


                        Annual Report | See notes to financial statements. | 109

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN COLORADO TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.8%
    BONDS 98.8%
    COLORADO 95.5%
    Arapahoe County MFR, Housing Development Reserve South Creek, Series A, FSA Insured,
     6.45%, 6/01/32 ............................................................................      $ 3,105,000      $  3,289,624
    Arapahoe County Water and Wastewater GO, Refunding, Series A, MBIA Insured, 5.125%,
     12/01/32 ..................................................................................       15,000,000        15,806,550
    Arkansas River Power Authority Power Revenue, Improvement, XLCA Insured, 5.25%,
       10/01/32 ................................................................................        1,690,000         1,822,259
       10/01/40 ................................................................................        3,200,000         3,427,968
    Arvada IDR, Wanco Inc. Project,
       5.25%, 12/01/07 .........................................................................           45,000            45,467
       5.80%, 12/01/17 .........................................................................          480,000           496,190
    Aurora COP, AMBAC Insured, 5.50%, 12/01/30 .................................................        4,935,000         5,358,226
    Boulder County Development Revenue, University Corp. for Atmospheric Research, MBIA Insured,
     5.00%, 9/01/33 ............................................................................        1,500,000         1,561,530
    Boulder County Hospital Revenue, Longmont United Hospital Project,
       5.50%, 12/01/12 .........................................................................        1,000,000         1,020,220
       5.60%, 12/01/17 .........................................................................        3,385,000         3,456,051
    Bowles Metropolitan District GO, Refunding, FSA Insured, 5.00%, 12/01/33 ...................        2,500,000         2,610,725
    Broadlands Metropolitan District No. 2 GO, Refunding, MBIA Insured, 5.25%, 12/01/34 ........        8,655,000         9,241,896
    Broomfield COP,
       AMBAC Insured, 6.00%, 12/01/29 ..........................................................        2,000,000         2,172,460
       Master Facilities Lease Purchase, AMBAC Insured, 5.625%, 12/01/22 .......................        1,535,000         1,641,775
    Broomfield Sales and Use Tax Revenue, Refunding and Improvement, Series A, AMBAC Insured,
     5.00%, 12/01/27 ...........................................................................       10,000,000        10,453,100
    Broomfield Sewer Activity Enterprise Sewer and Wastewater Revenue, AMBAC Insured, 5.00%,
     12/01/31 ..................................................................................        7,500,000         7,812,975
    Centennial Downs Metropolitan District GO, Refunding, AMBAC Insured, 5.00%, 12/01/28 .......        1,560,000         1,639,950
    Colorado Department of Transportation COP, MBIA Insured, 5.00%, 6/15/34 ....................        6,915,000         7,234,196
    Colorado Educational and Cultural Facilities Authority Revenue,
       Student Housing, University of Colorado Foundation Project, AMBAC Insured, 5.00%,
        7/01/27 ................................................................................        6,545,000         6,825,519
       Student Housing, University of Colorado Foundation Project, AMBAC Insured, 5.00%,
        7/01/32 ................................................................................       10,005,000        10,388,792
       University of Denver Project, AMBAC Insured, Pre-Refunded, 5.375%, 3/01/23 ..............        2,065,000         2,232,162
       University of Denver Project, Refunding, Series B, FGIC Insured, 5.25%, 3/01/35 .........        3,250,000         3,517,898
    Colorado Health Facilities Authority Revenue,
       Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26 ........................        1,615,000         1,620,539
       Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ..................................        1,800,000         1,836,720
       Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17 ...........           94,000            94,182
       Covenant Retirement Communities, 6.75%, 12/01/15 ........................................        1,750,000         1,794,275
       Covenant Retirement Communities, 6.75%, 12/01/25 ........................................        4,950,000         5,070,434
       Evangelical Lutheran, Series A, 5.25%, 6/01/34 ..........................................        3,500,000         3,642,205
       Hospital, Parkview Medical Center Inc., Refunding, 5.00%, 9/01/20 .......................          890,000           924,772
       Hospital, Parkview Medical Center Inc., Refunding, 5.00%, 9/01/25 .......................        1,000,000         1,027,390
       Hospital Improvement, North Colorado Medical Center Inc. Project, FSA Insured,
        Pre-Refunded, 5.75%, 5/15/24 ...........................................................        5,000,000         5,383,800
       Kaiser Permanente, Series A, ETM, 5.35%, 11/01/16 .......................................        8,000,000         8,203,840
       Oakbrook Manor, Series A, GNMA Secured, 7.25%, 4/01/11 ..................................          185,000           185,583
       Oakbrook Manor, Series A, GNMA Secured, 7.625%, 4/01/26 .................................          885,000           888,036


110 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN COLORADO TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    COLORADO (CONTINUED)
    Colorado Health Facilities Authority Revenue, (continued)
       Parkview Medical Center Inc. Project, 5.25%, 9/01/18 ....................................      $ 1,660,000      $  1,691,025
       Parkview Medical Center Inc. Project, 5.30%, 9/01/25 ....................................        1,615,000         1,637,933
       Portercare Adventist Health, Pre-Refunded, 6.625%, 11/15/26 .............................        2,500,000         2,902,600
       Portercare Adventist Health, Pre-Refunded, 6.50%, 11/15/31 ..............................        5,500,000         6,350,630
    Colorado HFAR,
       MF, Project II, Series A-2, 5.30%, 10/01/23 .............................................        1,645,000         1,705,602
       MF, Project II, Series A-2, 5.375%, 10/01/32 ............................................        3,605,000         3,703,453
       MFH, Castle High, Series A, AMBAC Insured, 5.90%, 12/01/20 ..............................        2,630,000         2,754,636
       MFH Insured Mortgage, Series A-2, FHA Insured, 6.00%, 10/01/28 ..........................        1,000,000         1,031,130
       MFH Insured Mortgage, Series C-3, 6.05%, 10/01/32 .......................................        1,535,000         1,595,786
    Colorado Springs Hospital Revenue,
       6.375%, 12/15/30 ........................................................................        3,785,000         4,165,657
       Pre-Refunded, 6.375%, 12/15/30 ..........................................................        3,715,000         4,191,857
    Colorado Springs Utilities Revenue,
       Refunding and Improvement, Series A, 5.375%, 11/15/26 ...................................       10,000,000        10,291,300
       sub. lien, System, Series B, FSA Insured, 5.00%, 11/15/35 ...............................        5,000,000         5,283,050
       sub. lien, System Improvement, Series B, 5.00%, 11/15/33 ................................        4,000,000         4,184,320
    Colorado Water Resources and Power Development Authority Clean Water Revenue, Series A,
       6.15%, 9/01/11 ..........................................................................          125,000           125,220
       6.30%, 9/01/14 ..........................................................................           25,000            25,046
    Colorado Water Resources and Power Development Authority Small Water Resource Revenue,
     Series A, FGIC Insured, 5.80%, 11/01/20 ...................................................        2,000,000         2,184,460
    Colorado Water Resources and Power Development Authority Water Resources Revenue,
       Arapahoe County Water Improvement, Series E, MBIA Insured, 5.00%, 12/01/35 ..............       20,475,000        21,538,267
       East Cherry Creek Valley Water Sanitary District, MBIA Insured, 5.00%, 11/15/30 .........        2,590,000         2,753,533
       Parker Water and Sanitary District, MBIA Insured, 5.00%, 9/01/30 ........................        5,000,000         5,279,650
    Denver City and County Airport Revenue,
       Refunding, Series A, AMBAC Insured, 5.625%, 11/15/23 ....................................        4,500,000         4,780,485
       Refunding, Series B, 5.50%, 11/15/33 ....................................................        5,000,000         5,103,300
       Series D, 7.75%, 11/15/13 ...............................................................        1,000,000         1,148,740
    Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.50%, 12/01/25 .........       12,500,000        13,678,000
    Denver Health and Hospital Authority Healthcare Revenue,
       Refunding, Series A, 6.25%, 12/01/33 ....................................................        3,250,000         3,575,715
       Series A, 6.00%, 12/01/23 ...............................................................        1,000,000         1,068,850
       Series A, 6.00%, 12/01/31 ...............................................................        5,400,000         5,674,482
    Dove Valley Metropolitan District Arapahoe County GO, Refunding, FSA Insured, 5.00%,
     11/01/35 ..................................................................................        2,640,000         2,784,698
    E-470 Public Highway Authority Revenue,
       Capital Appreciation, Series A, MBIA Insured, zero cpn., 9/01/33 ........................        3,000,000           726,720
       Capital Appreciation, Series B, MBIA Insured, zero cpn., 9/01/32 ........................        7,800,000         2,001,870
       Capital Appreciation, Series B, MBIA Insured, zero cpn., 9/01/34 ........................       14,075,000         3,217,967
       Refunding, Senior Series A, MBIA Insured, 5.00%, 9/01/26 ................................        5,000,000         5,151,300
       Senior Series A, MBIA Insured, 5.75%, 9/01/29 ...........................................        4,575,000         5,031,631
       Senior Series A, MBIA Insured, 5.75%, 9/01/35 ...........................................       10,825,000        11,891,262
    El Paso County Mortgage Revenue, Stetson Meadows, Series A, GNMA Secured, 5.25%,
     12/20/32 ..................................................................................        1,890,000         1,948,647
    El Paso County School District No. 2 GO, FGIC Insured, 5.25%, 12/01/26 .....................        4,000,000         4,254,080


                                                             Annual Report | 111

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN COLORADO TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    COLORADO (CONTINUED)
    El Paso County School District No. 11 Colorado Springs GO, MBIA Insured, 5.00%,
     12/01/30 ..................................................................................      $ 5,000,000      $  5,288,150
    El Paso County School District No. 38 GO, Pre-Refunded, 6.00%, 12/01/24 ....................        1,500,000         1,661,145
    Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31 ....................        5,325,000         5,426,175
    Garfield County Building Corp. COP, AMBAC Insured, Pre-Refunded, 5.75%,
       12/01/19 ................................................................................        1,500,000         1,632,765
       12/01/24 ................................................................................        1,000,000         1,088,510
    Greeley MFR, Housing Mortgage, Creek Stone Project, FHA Insured, 5.95%, 7/01/28 ............        1,000,000         1,032,800
    La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
       5.75%, 4/01/14 ..........................................................................        2,090,000         2,161,875
       6.00%, 4/01/19 ..........................................................................        1,000,000         1,043,430
       6.10%, 4/01/24 ..........................................................................        1,000,000         1,041,010
    Logan County School District No. RE 1 Valley Sterling GO, MBIA Insured, 5.00%, 12/15/30 ....        6,470,000         6,854,706
    Northwest Parkway Public Highway Authority Revenue, Series A,
       AMBAC Insured, 5.125%, 6/15/26 ..........................................................        7,550,000         7,993,562
       AMBAC Insured, 5.125%, 6/15/31 ..........................................................        4,465,000         4,698,653
       FSA Insured, 5.25%, 6/15/41 .............................................................        3,460,000         3,667,877
    Pitkin County Open Space Acquisition GO, Refunding, AMBAC Insured, 5.375%, 12/01/30 ........        2,940,000         3,120,751
    Pueblo Board Waterworks Water Revenue, Series A, FSA Insured, Pre-Refunded, 6.00%,
     11/01/21 ..................................................................................        4,300,000         4,754,510
    Pueblo County COP, Public Parking, 6.90%, 7/01/15 ..........................................          385,000           386,756
    Pueblo County GO, MBIA Insured, Pre-Refunded, 6.00%, 6/01/16 ...............................        4,395,000         4,423,787
    Pueblo County School District No. 070 Pueblo Rural GO, FGIC Insured, Pre-Refunded, 6.00%,
     12/01/19 ..................................................................................        3,995,000         4,348,278
    Summit County Sports Facilities Revenue, Keystone Resorts Project, Ralston Purina Co.,
     Refunding, 7.875%, 9/01/08 ................................................................        2,750,000         3,046,808
    Superior Metropolitan District No. 1 Special Revenue, Refunding, AMBAC Insured, 5.00%,
     12/01/28 ..................................................................................        6,140,000         6,488,813
    Thornton Development Authority Tax Increment Revenue, North Washington Street Urban
     Renewal, MBIA Insured, 5.00%, 12/01/29 ....................................................        6,100,000         6,426,289
    Thornton Water Enterprise Revenue, MBIA Insured, 5.00%, 12/01/29 ...........................        7,010,000         7,384,965
    University of Colorado COP, Series A, AMBAC Insured, 5.00%, 6/01/33 ........................        6,070,000         6,343,211
    University of Colorado Enterprise System Revenue, Refunding and Improvement, FGIC Insured,
     5.00%, 6/01/33 ............................................................................       10,790,000        11,428,013
    University of Colorado Hospital Authority Revenue, Series A, 5.60%, 11/15/25 ...............        1,900,000         1,980,636
    University of Northern Colorado Revenue,
       Auxiliary Facilities Systems, Refunding and Improvement, AMBAC Insured, 5.00%,
        6/01/31 ................................................................................        3,000,000         3,100,320
       FSA Insured, 5.00%, 6/01/30 .............................................................        4,580,000         4,840,052
    Ute Water Conservancy District Water Revenue, MBIA Insured, 5.75%, 6/15/20 .................        5,000,000         5,465,800
    Westminster Building Authority COP, MBIA Insured, 5.25%, 12/01/22 ..........................        1,555,000         1,657,070
                                                                                                                       ------------
                                                                                                                        406,946,928
                                                                                                                       ------------


112 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN COLORADO TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    U.S. TERRITORIES 3.3%
    PUERTO RICO 2.1%
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%,
       7/01/22 ...................................................................................    $  1,335,000     $  1,366,773
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ......................................................       2,120,000        2,247,369
       Series I, 5.375%, 7/01/34 .................................................................       5,000,000        5,372,600
                                                                                                                       ------------
                                                                                                                          8,986,742
                                                                                                                       ------------
    VIRGIN ISLANDS 1.2%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
       5.40%, 10/01/12 ...........................................................................       2,500,000        2,620,575
       5.50%, 10/01/22 ...........................................................................       2,500,000        2,607,225
                                                                                                                       ------------
                                                                                                                          5,227,800
                                                                                                                       ------------
    TOTAL U.S. TERRITORIES .......................................................................                       14,214,542
                                                                                                                       ------------
    TOTAL LONG TERM INVESTMENTS (COST $396,456,706) ..............................................                      421,161,470
                                                                                                                       ------------
    SHORT TERM INVESTMENTS 1.9%
    BONDS 1.9%
    COLORADO 1.5%
  a Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federal
     Bond Program,
       Series A-4, Daily VRDN and Put, 3.01%, 2/01/34 ............................................       1,125,000        1,125,000
       Series A-7, Weekly VRDN and Put, 3.01%, 7/01/29 ...........................................       2,800,000        2,800,000
       Refunding, Series A-8, Daily VRDN and Put, 3.01%, 9/01/35 .................................       1,800,000        1,800,000
  a Colorado Springs Utilities Revenue, sub. lien, Series A, Weekly VRDN and Put, 3.17%,
     11/01/29 ....................................................................................         700,000          700,000
                                                                                                                       ------------
                                                                                                                          6,425,000
                                                                                                                       ------------
    U.S. TERRITORIES 0.4%
    PUERTO RICO 0.4%
  a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 3.15%, 7/01/28 ................................       1,770,000        1,770,000
                                                                                                                       ------------
    TOTAL SHORT TERM INVESTMENTS (COST $8,195,000) ...............................................                        8,195,000
                                                                                                                       ------------
    TOTAL INVESTMENTS (COST $404,651,706) 100.7% .................................................                      429,356,470
    OTHER ASSETS, LESS LIABILITIES (0.7)% ........................................................                       (3,073,033)
                                                                                                                       ------------
    NET ASSETS 100.0% ............................................................................                     $426,283,437
                                                                                                                       ============

See Selected Portfolio Abbreviations on page 198.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 113

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                           ------------------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28,
CLASS A                                                           2006           2005         2004 d           2003          2002
                                                           ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................   $     11.11    $     11.12     $    11.10    $     10.88    $    10.63
                                                           ------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .............................          0.48           0.49           0.49           0.51          0.53

   Net realized and unrealized gains (losses) ..........         (0.01)         (0.02)          0.02           0.22          0.25
                                                           ------------------------------------------------------------------------
Total from investment operations .......................          0.47           0.47           0.51           0.73          0.78
                                                           ------------------------------------------------------------------------
Less distributions from net investment income ..........         (0.48)         (0.48)         (0.49)         (0.51)        (0.53)
                                                           ------------------------------------------------------------------------
Redemption fees ........................................            --             -- c           --             --            --
                                                           ------------------------------------------------------------------------
Net asset value, end of year ...........................   $     11.10    $     11.11     $    11.12    $     11.10    $    10.88
                                                           ========================================================================

Total return b .........................................          4.33%          4.38%          4.72%          6.90%         7.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $   274,407    $   249,286     $  265,854    $   279,268    $  266,100

Ratios to average net assets:

   Expenses ............................................          0.71%          0.71%          0.70%          0.70%         0.70%

   Net investment income ...............................          4.30%          4.46%          4.43%          4.66%         4.91%

Portfolio turnover rate ................................          7.73%          2.77%          6.79%         10.20%        15.45%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


114 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND (CONTINUED)

                                                       ------------------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28,
CLASS C                                                       2006           2005         2004 d           2003          2002
                                                       ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................   $     11.16    $     11.17     $    11.15    $     10.92    $    10.66
                                                       ------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .........................          0.42           0.43           0.43           0.45          0.47

   Net realized and unrealized gains (losses) ......         (0.01)         (0.02)          0.02           0.23          0.26
                                                       ------------------------------------------------------------------------
Total from investment operations ...................          0.41           0.41           0.45           0.68          0.73
                                                       ------------------------------------------------------------------------
Less distributions from net investment income ......         (0.42)         (0.42)         (0.43)         (0.45)        (0.47)
                                                       ------------------------------------------------------------------------
Redemption fees ....................................            --             -- c           --             --            --
                                                       ------------------------------------------------------------------------
Net asset value, end of year .......................   $     11.15    $     11.16     $    11.17    $     11.15   $     10.92
                                                       ========================================================================

Total return b .....................................          3.75%          3.78%          4.12%          6.40%         7.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................   $     45,564   $    40,942     $   42,817    $    46,267    $   38,368

Ratios to average net assets:

   Expenses ........................................          1.26%          1.26%          1.27%          1.24%         1.25%

   Net investment income ...........................          3.75%          3.91%          3.86%          4.12%         4.36%

Portfolio turnover rate ............................          7.73%          2.77%          6.79%         10.20%        15.45%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


                        Annual Report | See notes to financial statements. | 115

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 99.1%
    BONDS 99.1%
    CONNECTICUT 78.9%
    Bridgeport GO, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/15/19 ...........................    $   1,000,000    $ 1,103,090
    Connecticut State Airport Revenue, Bradley International Airport, Series A, FGIC Insured,
     5.125%, 10/01/26 ..............................................................................        3,000,000      3,118,020
    Connecticut State Development Authority First Mortgage Gross Revenue, Health Care Project,
        5.75%, 12/01/23 ............................................................................          750,000        786,180
        Baptist Homes Inc. Project, Refunding, Radian Insured, 5.625%, 9/01/22 .....................        2,000,000      2,154,820
        Church Homes Inc., Refunding, 5.80%, 4/01/21 ...............................................        4,000,000      4,085,480
        Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 ..............................        1,100,000      1,117,589
    Connecticut State Development Authority PCR, Connecticut Light and Water, Refunding,
     Series A, 5.85%, 9/01/28 ......................................................................        5,500,000      5,855,795
    Connecticut State Development Authority Revenue, Life Care Facilities, Seabury Project,
     Refunding, Radian Insured, 5.00%, 9/01/21 .....................................................        2,000,000      2,058,300
    Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
     Project,
        6.15%, 4/01/35 .............................................................................        1,000,000      1,037,160
        6.00%, 9/01/36 .............................................................................       10,000,000     10,271,100
    Connecticut State GO,
      a Series A, FSA Insured, 4.75%, 12/15/22 .....................................................        2,000,000      2,106,920
        Series B, 5.00%, 6/15/22 ...................................................................        2,000,000      2,104,360
        Series B, Pre-Refunded, 5.00%, 6/15/20 .....................................................       10,000,000     10,677,500
    Connecticut State Health and Educational Facilities Authority Revenue,
        Abbot Terrace Health Center Project, Series A, Pre-Refunded, 6.00%, 11/01/14 ...............        2,000,000      2,074,060
        Brunswick School, Series A, MBIA Insured, 5.00%, 7/01/29 ...................................        5,000,000      5,176,500
        Catholic Health East, Series F, MBIA Insured, 5.75%, 11/15/29 ..............................        3,250,000      3,493,718
        Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29 ....................        1,250,000      1,342,263
        Child Care Facilities Program, Series E, AMBAC Insured, 5.00%, 7/01/31 .....................        1,000,000      1,044,560
        Connecticut College Project, Series D-1, MBIA Insured, 5.75%, 7/01/30 ......................        1,000,000      1,088,510
        Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%, 7/01/29 .................        3,500,000      3,741,010
        Eastern Connecticut Health Network, Refunding, Series A, Radian Insured, 6.00%,
         7/01/25 ...................................................................................        3,215,000      3,515,185
        Eastern Connecticut Health Network, Refunding, Series C, Radian Insured, 5.125%,
         7/01/30 ...................................................................................        2,500,000      2,606,175
        Eastern Connecticut Health Network, Series A, Radian Insured, Pre-Refunded, 6.00%,
         7/01/25 ...................................................................................        5,980,000      6,621,594
        Fairfield University, Series I, MBIA Insured, Pre-Refunded, 5.25%, 7/01/25 .................        2,500,000      2,661,700
        Fairfield University, Series I, MBIA Insured, Pre-Refunded, 5.50%, 7/01/29 .................        8,000,000      8,579,760
        Fairfield University, Series J, MBIA Insured, 5.00%, 7/01/29 ...............................        3,000,000      3,204,810
        Greenwich Academy, Series B, FSA Insured, 5.00%, 3/01/32 ...................................        4,210,000      4,395,914
        Greenwich Hospital, Series A, MBIA Insured, 5.80%, 7/01/26 .................................        2,000,000      2,053,680
        Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 ............................        3,680,000      3,829,813
        Horace Bushnell Memorial Hall, Series A, MBIA Insured, 5.625%, 7/01/29 .....................        1,000,000      1,069,520
        Hospital for Special Care, Refunding, Series B, 5.375%, 7/01/17 ............................        3,000,000      3,012,900
        Hospital for Special Care, Refunding, Series B, 5.50%, 7/01/27 .............................        3,200,000      3,199,744
        Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ..................................          475,000        579,780
        New Horizons Village Project, 7.30%, 11/01/16 ..............................................        2,905,000      2,940,819
        Norwich Free Academy, Series A, AMBAC Insured, 5.00%, 7/01/34 ..............................        1,675,000      1,762,234
        Sacred Heart University, Refunding, Series E, Radian Insured, 5.00%, 7/01/28 ...............        4,000,000      4,087,560


116 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    CONNECTICUT (CONTINUED)
    Connecticut State Health and Educational Facilities Authority Revenue, (continued)
       Sacred Heart University, Series C, 6.50%, 7/01/16 ...........................................    $     235,000   $    241,237
       Sacred Heart University, Series C, 6.625%, 7/01/26 ..........................................          785,000        805,284
       Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 .............................          765,000        787,728
       Sacred Heart University, Series C, Pre-Refunded, 6.625%, 7/01/26 ............................        6,215,000      6,402,134
       Sacred Heart University, Series D, Pre-Refunded, 6.20%, 7/01/27 .............................        1,000,000      1,053,500
       Series B, MBIA Insured, 5.00%, 7/01/33 ......................................................        2,000,000      2,099,900
       St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ....................................        4,615,000      4,461,920
       Trinity College, Series G, AMBAC Insured, 5.00%, 7/01/31 ....................................        5,425,000      5,683,989
       Trinity College, Series H, MBIA Insured, 5.00%, 7/01/26 .....................................        1,855,000      1,964,964
       University of Connecticut Foundation, Series A, 5.375%, 7/01/29 .............................        1,250,000      1,310,925
       Village Families and Children, Series A, AMBAC Insured, 5.00%, 7/01/32 ......................        1,000,000      1,048,030
       Westover School, Series A, Radian Insured, 5.70%, 7/01/30 ...................................        2,000,000      2,159,720
       William W. Backus Hospital, Series G, FSA Insured, 5.00%, 7/01/35 ...........................        3,870,000      4,091,364
       Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 ...............................        5,000,000      5,051,500
       Yale New Haven Hospital, Refunding, Series H, MBIA Insured, 5.70%, 7/01/25 ..................        4,000,000      4,108,120
       Yale University, Series Y-1, 5.00%, 7/01/35 .................................................       15,000,000     15,905,550
    Connecticut State HFAR,
       Housing Mortgage Finance Program, Refunding, Sub Series E-2, 5.20%, 11/15/21 ................        1,840,000      1,878,916
       Housing Mortgage Finance Program, Series B, 6.10%, 11/15/31 .................................        2,715,000      2,815,129
       Housing Mortgage Finance Program, Series C-2, 6.25%, 11/15/18 ...............................        1,500,000      1,535,400
       Housing Mortgage Finance Program, Sub Series E-4, 5.05%, 5/15/28 ............................        4,650,000      4,711,380
       Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/22 ..........        1,000,000      1,067,680
       Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/32 ..........        1,000,000      1,053,270
    Connecticut State Higher Education Supplemental Loan Authority Revenue, Family Education
     Loan Program, Series A,
       AMBAC Insured, 6.00%, 11/15/18 ..............................................................          745,000        756,756
       MBIA Insured, 5.50%, 11/15/17 ...............................................................        1,050,000      1,064,574
    Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
       Series A, FSA Insured, Pre-Refunded, 5.375%, 10/01/18 .......................................        1,000,000      1,090,000
       Series B, AMBAC Insured, 5.00%, 12/01/20 ....................................................        5,000,000      5,320,050
       Series B, AMBAC Insured, 5.00%, 12/01/22 ....................................................        1,000,000      1,056,730
    Greater New Haven Water Pollution Control Authority Regional Water Revenue, Refunding,
     Series A, MBIA Insured, 5.00%,
       11/15/24 ....................................................................................        3,315,000      3,529,746
       11/15/30 ....................................................................................        5,000,000      5,319,800
       8/15/35 .....................................................................................        6,750,000      7,143,052
    Griswold GO, AMBAC Insured, 7.50%, 4/01/06 .....................................................          200,000        200,638
    New Haven GO, Series C, MBIA Insured,
       5.00%, 11/01/22 .............................................................................        2,975,000      3,167,453
       ETM, 5.00%, 11/01/22 ........................................................................           25,000         27,953
    South Regional Water Authority Water System Revenue, Series A, MBIA Insured, 5.00%,
     8/01/33 .......................................................................................       11,570,000     12,161,343
    University of Connecticut Revenue, Student Fee,
       Refunding, Series A, FGIC Insured, 5.00%, 11/15/26 ..........................................       10,000,000     10,602,100
       Series A, 5.00%, 5/15/23 ....................................................................       10,000,000     10,571,900
       Series A, FGIC Insured, Pre-Refunded, 6.00%, 11/15/25 .......................................        1,500,000      1,672,485
                                                                                                                        ------------
                                                                                                                         252,480,343
                                                                                                                        ------------


                                                             Annual Report | 117

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    U.S. TERRITORIES 20.2%
    PUERTO RICO 18.2%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
     Refunding, 5.50%, 5/15/39 .....................................................................    $   4,000,000   $  4,131,000
    Puerto Rico Commonwealth GO, Public Improvement,
       FSA Insured, 5.125%, 7/01/30 ................................................................          835,000        879,631
       FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ..................................................        1,165,000      1,254,472
       MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ..................................................        1,000,000      1,086,650
       Series A, 5.00%, 7/01/29 ....................................................................        1,000,000      1,037,860
       Series A, 5.125%, 7/01/31 ...................................................................        3,195,000      3,299,157
       Series A, 5.00%, 7/01/33 ....................................................................        1,000,000      1,026,460
       Series A, 5.00%, 7/01/34 ....................................................................          750,000        774,180
       Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 ........................................        4,000,000      4,311,840
       Series A, Pre-Refunded, 5.125%, 7/01/31 .....................................................        1,000,000      1,076,800
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series A, 5.00%, 7/01/38 .........................................................        2,500,000      2,540,650
       Series G, 5.00%, 7/01/33 ....................................................................        1,000,000      1,027,090
    Puerto Rico Electric Power Authority Power Revenue,
       Series HH, FSA Insured, 5.25%, 7/01/29 ......................................................       13,000,000     13,968,630
       Series II, 5.25%, 7/01/31 ...................................................................        1,000,000      1,054,610
       Series RR, XLCA Insured, 5.00%, 7/01/30 .....................................................        1,000,000      1,061,160
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ..........        3,595,000      3,668,590
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 .....................        1,000,000      1,032,900
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ........................................................        1,995,000      2,114,859
       Series D, Pre-Refunded, 5.375%, 7/01/33 .....................................................        6,005,000      6,563,945
       Series I, 5.00%, 7/01/36 ....................................................................        1,000,000      1,028,750
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
     Pre-Refunded, 5.70%, 8/01/25 ..................................................................        5,000,000      5,392,950
                                                                                                                        ------------
                                                                                                                          58,332,184
                                                                                                                        ------------

    VIRGIN ISLANDS 2.0%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
       10/01/13 ......................................................................................      2,500,000      2,622,875
       10/01/22 ......................................................................................      2,500,000      2,607,225
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
     7/01/21 .........................................................................................      1,000,000      1,009,150
                                                                                                                        ------------
                                                                                                                           6,239,250
                                                                                                                        ------------
    TOTAL U.S. TERRITORIES ...........................................................................                    64,571,434
                                                                                                                        ------------
    TOTAL LONG TERM INVESTMENTS (COST $301,887,770) ..................................................                   317,051,777
                                                                                                                        ------------


118 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 0.7%
    BONDS 0.7%
    CONNECTICUT 0.7%
 b  Connecticut State Health and Educational Facilities Authority Revenue, Yale University,
     Series V-1, Daily VRDN and Put, 3.00%, 7/01/36 ................................................    $   1,800,000   $  1,800,000
 b  Connecticut State Health and Educational United Methodist Home, Series A, Weekly VRDN
     and Put, 3.18%, 7/01/31 .......................................................................          465,000        465,000
                                                                                                                        ------------
    TOTAL SHORT TERM INVESTMENTS (COST $2,265,000) .................................................                       2,265,000
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $304,152,770) 99.8% ....................................................                     319,316,777
    OTHER ASSETS, LESS LIABILITIES 0.2% ............................................................                         654,518
                                                                                                                        ------------
    NET ASSETS 100.0% ..............................................................................                    $319,971,295
                                                                                                                        ============

See Selected Portfolio Abbreviations on page 198.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 119

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                     -----------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
CLASS A                                                     2006            2005          2004 d            2003           2002
                                                     -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $     11.99     $     12.06     $     11.90     $     11.68     $    11.55
                                                     -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .......................          0.50            0.51            0.52            0.54           0.56

   Net realized and unrealized gains (losses) ....         (0.01)          (0.05)           0.19            0.22           0.15
                                                     -----------------------------------------------------------------------------
Total from investment operations .................          0.49            0.46            0.71            0.76           0.71
                                                     -----------------------------------------------------------------------------

Less distributions from:

   Net investment income .........................         (0.50)          (0.51)          (0.52)          (0.54)         (0.58)

   Net realized gains ............................            --           (0.02)          (0.03)             --             -- e
                                                     -----------------------------------------------------------------------------
Total distributions ..............................         (0.50)          (0.53)          (0.55)          (0.54)         (0.58)
                                                     -----------------------------------------------------------------------------
Redemption fees ..................................            -- c            -- c            --              --             --
                                                     -----------------------------------------------------------------------------
Net asset value, end of year .....................   $     11.98     $     11.99     $     12.06     $     11.90     $    11.68
                                                     =============================================================================

Total return b ...................................          4.13%           4.01%           6.18%           6.67%          6.29%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   370,481     $   309,495     $   298,732     $   273,119     $  239,081

Ratios to average net assets:

   Expenses ......................................          0.71%           0.72%           0.72%           0.74%          0.75%

   Net investment income .........................          4.17%           4.31%           4.35%           4.61%          4.84%

Portfolio turnover rate ..........................         14.19%          10.46%          25.31%          31.54%         33.53%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.

e     The fund made a capital gain distribution of $0.002.


120 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN DOUBLE TAX-FREE INCOME FUND (CONTINUED)

                                                     -----------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
CLASS C                                                     2006            2005          2004 d            2003           2002
                                                     -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $     12.03     $     12.10     $     11.93     $     11.70     $    11.58
                                                     -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income a .......................          0.43            0.45            0.45            0.48           0.50

   Net realized and unrealized gains (losses) ....         (0.02)          (0.05)           0.20            0.23           0.13
                                                     -----------------------------------------------------------------------------
Total from investment operations .................          0.41            0.40            0.65            0.71           0.63
                                                     -----------------------------------------------------------------------------

Less distributions from:

   Net investment income .........................         (0.43)          (0.45)          (0.45)          (0.48)         (0.51)

   Net realized gains ............................            --           (0.02)          (0.03)             --             -- e
                                                     -----------------------------------------------------------------------------
Total distributions ..............................         (0.43)          (0.47)          (0.48)          (0.48)         (0.51)
                                                     -----------------------------------------------------------------------------
Redemption fees ..................................            -- c            -- c            --              --             --
                                                     -----------------------------------------------------------------------------
Net asset value, end of year .....................   $     12.01     $     12.03     $     12.10     $     11.93     $    11.70
                                                     =============================================================================

Total return b ...................................          3.47%           3.42%           5.67%           6.17%          5.59%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $    55,931     $    45,621     $    45,572     $    30,856     $   17,971

Ratios to average net assets:

   Expenses ......................................          1.26%           1.27%           1.30%           1.24%          1.30%

   Net investment income .........................          3.62%           3.76%           3.77%           4.11%          4.29%

Portfolio turnover rate ..........................         14.19%          10.46%          25.31%          31.54%         33.53%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.

e     The fund made a capital gain distribution of $0.002.


                        Annual Report | See notes to financial statements. | 121

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 97.6%
    BONDS 97.6%
    U.S. TERRITORIES 97.6%
    GUAM 5.8%
    Guam International Airport Authority Revenue,
       Series A, MBIA Insured, 5.25%, 10/01/20 ..............................................       $    1,725,000    $  1,880,009
       Series A, MBIA Insured, 5.25%, 10/01/22 ..............................................              700,000         760,025
       Series B, MBIA Insured, 5.25%, 10/01/22 ..............................................            1,000,000       1,085,750
       Series B, MBIA Insured, 5.25%, 10/01/23 ..............................................            1,000,000       1,084,390
       Series C, MBIA Insured, 5.25%, 10/01/21 ..............................................            5,000,000       5,224,900
       Series C, MBIA Insured, 5.00%, 10/01/23 ..............................................            5,000,000       5,191,350
    Guam Power Authority Revenue, Refunding, Series A, MBIA Insured,
       5.125%, 10/01/29 .....................................................................            1,975,000       2,086,449
       5.25%, 10/01/34 ......................................................................            7,000,000       7,409,570
                                                                                                                      ------------
                                                                                                                        24,722,443
                                                                                                                      ------------

    PUERTO RICO 77.2%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
     Refunding, 5.50%, 5/15/39 ..............................................................             5,000,000      5,163,750
    Puerto Rico Commonwealth GO, Public Improvement,
       MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ...........................................             3,000,000      3,259,950
       Series A, 5.375%, 7/01/28 ............................................................             1,300,000      1,362,049
       Series A, 5.00%, 7/01/29 .............................................................             4,500,000      4,670,370
       Series A, 5.00%, 7/01/34 .............................................................             5,000,000      5,161,200
       Series A, FGIC Insured, 5.125%, 7/01/31 ..............................................             3,315,000      3,497,060
       Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31 ................................             1,685,000      1,814,408
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
     5.50%, 7/01/36 .........................................................................            11,850,000     12,983,689
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series H, 5.00%, 7/01/35 ..................................................               100,000        102,646
       Refunding, Series K, 5.00%, 7/01/30 ..................................................             1,000,000      1,040,780
       Series B, Pre-Refunded, 6.00%, 7/01/39 ...............................................            10,000,000     11,094,200
       Series D, Pre-Refunded, 5.375%, 7/01/36 ..............................................            11,990,000     13,141,520
       Series J, 5.00%, 7/01/34 .............................................................             1,000,000      1,032,240
       Series K, 5.00%, 7/01/35 .............................................................             5,815,000      6,020,677
       Series K, 5.00%, 7/01/40 .............................................................             8,500,000      8,735,535
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation, Series A,
     ETM, 5.50%, 10/01/32 ...................................................................            10,000,000     10,844,700
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
       Refunding, Series C, AMBAC Insured, 5.50%, 7/01/23 ...................................             2,500,000      2,948,100
       Refunding, Series C, AMBAC Insured, 5.50%, 7/01/27 ...................................             2,250,000      2,680,560
       Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/21 ................................            10,000,000     10,380,200
       Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/28 ................................             1,000,000      1,038,020
       Series B, 5.00%, 7/01/37 .............................................................            15,000,000     15,484,500
    Puerto Rico Electric Power Authority Power Revenue,
       Series HH, FSA Insured, 5.25%, 7/01/29 ...............................................             1,605,000      1,724,589
       Series II, 5.25%, 7/01/31 ............................................................            15,500,000     16,346,455
       Series II, FSA Insured, 5.125%, 7/01/26 ..............................................             1,000,000      1,070,070
       Series NN, 5.125%, 7/01/29 ...........................................................             5,125,000      5,388,066
       Series NN, MBIA Insured, 5.00%, 7/01/32 ..............................................             4,000,000      4,199,800


122 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Electric Power Authority Power Revenue, (continued)
       Series RR, FGIC Insured, 5.00%, 7/01/35 ................................................    $ 12,170,000     $    12,914,317
       Series RR, XLCA Insured, 5.00%, 7/01/30 ................................................       1,725,000           1,830,501
    Puerto Rico HFAR, Capital Fund Program, 4.60%, 12/01/24 ...................................      10,000,000          10,083,700
    Puerto Rico HFC, HMR, MBS, Series A, GNMA Secured, 5.20%, 12/01/33 ........................      10,815,000          11,040,817
    Puerto Rico HFC Revenue,
       MFM, Portfolio A-I, 7.50%, 10/01/15 ....................................................          90,000              90,030
       MFM, Portfolio A-I, 7.50%, 4/01/22 .....................................................         340,000             340,048
       Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 .................       2,060,000           2,081,898
    Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing Mortgage, First
     Portfolio, 6.25%, 4/01/29 ................................................................       1,915,000           1,936,352
    Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
     Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 .................................         900,000             948,348
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Hospital Revenue,
       Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25 .....................       2,500,000           2,542,350
       Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32 ......................         500,000             508,825
       Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ..............       8,445,000           8,542,540
       Mennonite General Hospital Project, 5.625%, 7/01/17 ....................................         710,000             668,799
       Mennonite General Hospital Project, 5.625%, 7/01/27 ....................................       1,950,000           1,754,395
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue,
       Guaynabo Municipal Government, 5.625%, 7/01/15 .........................................       6,550,000           6,710,278
       Guaynabo Municipal Government, 5.625%, 7/01/22 .........................................       3,160,000           3,235,208
       Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ...........................................       1,250,000           1,275,587
       Guaynabo Warehouse, Series A, 5.20%, 7/01/24 ...........................................       4,120,000           4,197,085
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Revenue,
       Ana G. Mendez University System Project, Refunding, 5.375%, 12/01/21 ...................       2,000,000           2,117,900
       Ana G. Mendez University System Project, Refunding, 5.375%, 2/01/29 ....................       7,850,000           8,014,065
       Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ........................       5,970,000           6,494,464
       International American University of Puerto Rico Project, MBIA Insured, 4.25%,
        10/01/24 ..............................................................................       1,000,000           1,010,730
       International American University of Puerto Rico Project, MBIA Insured, 4.375%,
        10/01/25 ..............................................................................       1,000,000           1,016,790
       International American University of Puerto Rico Project, MBIA Insured, 4.50%,
        10/01/29 ..............................................................................       3,750,000           3,805,912
       University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 .......................       6,000,000           6,197,400
    Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, Pre-Refunded, 5.50%,
     8/01/23 ..................................................................................       7,400,000           7,959,736
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%,
       8/01/27 ................................................................................       5,500,000           5,808,110
       8/01/30 ................................................................................      14,500,000          15,428,435
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ...................................................       3,430,000           3,636,074
       Series D, Pre-Refunded, 5.375%, 7/01/33 ................................................       9,070,000           9,914,236
       Series I, 5.25%, 7/01/33 ...............................................................       4,500,000           4,780,125


                                                             Annual Report | 123

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico PBA Guaranteed Revenue, Government Facilities, (continued)
       Series I, 5.375%, 7/01/34 ..............................................................    $  5,000,000     $     5,372,600
       Series I, 5.00%, 7/01/36 ...............................................................       4,000,000           4,115,000
    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ................       1,250,000           1,251,863
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
       Mandatory Put 2/01/12, Refunding, Series A, MBIA Insured, 5.25%, 8/01/29 ...............       7,000,000           7,582,680
       Series A, Pre-Refunded, 5.00%, 6/01/26 .................................................       2,865,000           2,985,244
       Series E, 5.50%, 8/01/29 ...............................................................       2,155,000           2,287,468
       Series E, Pre-Refunded, 5.50%, 8/01/29 .................................................       6,845,000           7,504,995
                                                                                                                    ---------------
                                                                                                                        329,170,039
                                                                                                                    ---------------
    VIRGIN ISLANDS 14.6%
    Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
       6.45%, 3/01/16 .........................................................................         160,000             161,566
       6.50%, 3/01/25 .........................................................................         390,000             394,278
    Virgin Islands PFAR,
       Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/26 ........................       5,000,000           5,248,700
       Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ........................       9,220,000           9,604,659
       Gross Receipts Taxes Loan Note, Refunding, ACA Insured, 5.00%, 10/01/31 ................       2,500,000           2,580,875
       senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .....................       3,000,000           3,135,420
       senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 .....................       6,750,000           7,039,508
       senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 ....................       3,950,000           4,121,509
       senior lien, Matching Fund Loan Note, Series A, 5.25%, 10/01/24 ........................       2,000,000           2,111,520
    Virgin Islands Port Authority Marine Revenue, Series A, FSA Insured,
       5.25%, 9/01/18 .........................................................................       3,930,000           4,154,835
       5.00%, 9/01/23 .........................................................................      10,000,000          10,378,900
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
       7/01/18 ................................................................................       4,175,000           4,211,573
       7/01/21 ................................................................................       1,000,000           1,009,150
    Virgin Islands Water and Power Authority Water System Revenue, Refunding,
       5.25%, 7/01/12 .........................................................................       4,000,000           4,096,000
       5.50%, 7/01/17 .........................................................................       4,000,000           4,115,840
                                                                                                                    ---------------
                                                                                                                         62,364,333
                                                                                                                    ---------------
    TOTAL LONG TERM INVESTMENTS (COST $396,787,255) ...........................................                         416,256,815
                                                                                                                    ---------------


124 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENT (COST $5,943,000) 1.4%
    BONDS 1.4%
    U.S. TERRITORIES 1.4%
    PUERTO RICO 1.4%
  a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding,
     MBIA Insured, Weekly VRDN and Put, 3.06%, 12/01/15 .......................................    $  5,943,000     $     5,943,000
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $402,730,255) 99.0% ...............................................                         422,199,815
    OTHER ASSETS, LESS LIABILITIES 1.0% .......................................................                           4,212,114
                                                                                                                    ---------------
    NET ASSETS 100.0% .........................................................................                     $   426,411,929
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 198.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 125

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                           ------------------------------------------------------------------
                                                                                    YEAR ENDED FEBRUARY 28,
CLASS A                                                          2006          2005        2004 d         2003         2002
                                                           ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................   $    11.51    $    11.76    $    11.48   $    11.14   $    10.94
                                                           ------------------------------------------------------------------
Income from investment operations:

   Net investment income a .............................         0.42          0.42          0.43         0.46         0.50

   Net realized and unrealized gains (losses) ..........        (0.10)        (0.25)         0.28         0.35         0.21
                                                           ------------------------------------------------------------------
Total from investment operations .......................         0.32          0.17          0.71         0.81         0.71
                                                           ------------------------------------------------------------------
Less distributions from net investment income ..........        (0.41)        (0.42)        (0.43)       (0.47)       (0.51)
                                                           ------------------------------------------------------------------
Redemption fees ........................................           -- c          -- c          --           --           --
                                                           ------------------------------------------------------------------
Net asset value, end of year ...........................   $    11.42    $    11.51    $    11.76   $    11.48   $    11.14
                                                           ==================================================================

Total return b .........................................         2.83%         1.54%         6.33%        7.45%        6.64%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $  540,348    $  493,994    $  454,942   $  365,043   $  240,157

Ratios to average net assets:

   Expenses ............................................         0.69%         0.69%         0.70%        0.72%        0.77%

   Net investment income ...............................         3.64%         3.67%         3.69%        4.07%        4.49%

Portfolio turnover rate ................................        12.62%         9.14%         8.62%        4.86%        7.47%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


126 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND (CONTINUED)

                                                       ----------------------------------------
                                                                YEAR ENDED FEBRUARY 28,
CLASS C                                                      2006          2005       2004 d
                                                       ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................   $    11.53    $    11.77    $    11.67
                                                       ----------------------------------------
Income from investment operations:

   Net investment income a .........................         0.35          0.36          0.24

   Net realized and unrealized gains (losses) ......        (0.09)        (0.24)         0.10
                                                       ----------------------------------------
Total from investment operations ...................         0.26          0.12          0.34
                                                       ----------------------------------------
Less distributions from net investment income ......        (0.35)        (0.36)        (0.24)
                                                       ----------------------------------------
Redemption fees ....................................           -- c          -- c          --
                                                       ----------------------------------------
Net asset value, end of year .......................   $    11.44    $    11.53    $    11.77
                                                       ========================================

Total return b .....................................         2.27%         1.05%         2.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................   $   30,178    $   23,384    $   11,182

Ratios to average net assets:

   Expenses ........................................         1.24%         1.24%         1.25% e

   Net investment income ...........................         3.09%         3.12%         3.14% e

Portfolio turnover rate ............................        12.62%         9.14%         8.62%

a     Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c     Amount is less than $0.01 per share.

d     For the period July 1, 2003 (effective date) to February 29, 2004.

e     Annualized.


                        Annual Report | See notes to financial statements. | 127

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

----------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                     PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 99.9%
     BONDS 99.9%
     ALABAMA 6.1%
     Alabama State GO, Series A, 4.00%,
        9/01/12 ...............................................................................    $  2,130,000    $     2,165,358
        9/01/15 ...............................................................................       1,000,000          1,000,780
     Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan, Refunding, Series
      B, AMBAC Insured,
        4.625%, 8/15/13 .......................................................................       5,900,000          6,160,131
        4.125%, 2/15/14 .......................................................................       3,000,000          3,060,840
     East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
      Series A, MBIA Insured,
        4.50%, 9/01/13 ........................................................................       1,925,000          1,989,449
        4.625%, 9/01/14 .......................................................................       2,010,000          2,085,455
        4.50%, 9/01/15 ........................................................................       2,100,000          2,162,076
     Huntsville GO, Capital Improvement wts., Series C, AMBAC Insured, 4.00%, 11/01/14 ........       1,000,000          1,010,490
     Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
        4.80%, 6/01/13 ........................................................................       2,400,000          2,513,424
        5.00%, 6/01/17 ........................................................................       2,900,000          3,110,511
     Jefferson County GO, Capital Improvement wts., Series A, MBIA Insured, 5.00%, 4/01/17 ....       2,195,000          2,352,996
     Jefferson County Ltd. Obligation School wts. Revenue, Series A, 5.25%, 1/01/16 ...........       2,000,000          2,144,260
     Sylacauga GO, wts., AMBAC Insured, Pre-Refunded, 5.50%, 6/01/12 ..........................         600,000            653,784
     University of Alabama General Revenue, Series A, MBIA Insured, 5.00%, 7/01/15 ............       4,070,000          4,397,554
                                                                                                                   ---------------
                                                                                                                        34,807,108
                                                                                                                   ---------------
     ARIZONA 4.9%
     Arizona School Facilities Board Revenue, Series B, FGIC Insured, 4.00%, 9/01/13 ..........       5,000,000          5,058,150
     Arizona State University COP, Research Infrastructure Projects, AMBAC Insured, 5.25%,
      9/01/16 .................................................................................       2,505,000          2,776,166
     Glendale IDAR, John C. Lincoln Health, Refunding, Series B, 5.00%, 12/01/18 ..............       5,605,000          5,779,091
     Maricopa County GO, School District No. 97, Deer Valley School Improvement, Series A,
      FGIC Insured, 4.75%, 7/01/12 ............................................................       4,000,000          4,239,440
     Maricopa County Hospital Revenue, Sun Health Corp., Refunding, 5.00%, 4/01/18 ............       2,000,000          2,067,760
     Maricopa County USD No. 48 Scottsdale GO, Refunding, Series A, FSA Insured, 4.00%,
      7/01/15 .................................................................................       3,000,000          3,046,620
     Maricopa County USD No. 80 Chandler GO, Project of 2002, Series A, FSA Insured, 4.00%,
      7/01/14 .................................................................................       1,000,000          1,015,850
     Mesa GO, Refunding, Series A, FGIC Insured, 4.20%, 7/01/16 ...............................         715,000            728,907
     Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 4.00%,
        7/01/14 ...............................................................................       1,110,000          1,127,594
        7/01/15 ...............................................................................       1,000,000          1,012,650
        7/01/16 ...............................................................................       1,000,000          1,009,460
                                                                                                                   ---------------
                                                                                                                        27,861,688
                                                                                                                   ---------------
     ARKANSAS 2.0%
     Arkansas State Development Finance Authority Revenue, State Agencies Facilities,
      Corrections, Series B, FSA Insured, 5.00%,
        11/01/17 ..............................................................................       1,955,000          2,123,345
        11/01/19 ..............................................................................       2,065,000          2,229,023


128 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                      PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    ARKANSAS (CONTINUED)
    Conway Hospital Revenue, Conway Regional Medical Improvement, Refunding, Series A, 6.20%,
     8/01/17 ..................................................................................    $ 1,105,000     $     1,167,223
    Little Rock GO, Capital Improvements, FSA Insured, 4.00%, 4/01/15 .........................      2,500,000           2,530,950
    University of Arkansas University Revenues,
       Construction, University of Arkansas for Medical Sciences Campus, Refunding, Series A,
        MBIA Insured, 5.00%, 11/01/16 .........................................................      1,000,000           1,082,430
       Student Fee University of Arkansas at Fort Smith, FSA Insured, 4.75%, 12/01/15 .........      2,295,000           2,410,071
                                                                                                                   ---------------
                                                                                                                        11,543,042
                                                                                                                   ---------------
    CALIFORNIA 7.0%
    California State Department of Water Resources Power Supply Revenue, Series A,
     Pre-Refunded, 5.125%, 5/01/18 ............................................................      3,000,000           3,288,660
    California State GO,
       Refunding, 5.00%, 2/01/17 ..............................................................      3,000,000           3,186,720
       Various Purpose, 5.25%, 11/01/17 .......................................................     10,000,000          10,872,300
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Asset Backed, ETM,
     5.00%, 6/01/12 ...........................................................................      1,500,000           1,611,210
    Los Angeles Department of Water and Power Waterworks Revenue, Series B, MBIA Insured,
     4.25%, 7/01/17 ...........................................................................      6,530,000           6,674,182
    Los Angeles USD, GO, Series A, MBIA Insured,
       4.125%, 7/01/15 ........................................................................      2,500,000           2,561,075
       4.25%, 7/01/16 .........................................................................      2,500,000           2,568,025
    North Orange County Community College District GO, Election of 2002, Series B, FGIC
     Insured, Pre-Refunded, 4.00%, 8/01/15 ....................................................      2,000,000           2,048,800
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
     Refunding, Series A, zero cpn. to 1/15/07, 5.65% thereafter, 1/15/17 .....................      3,000,000           2,787,600
    Tulare Joint UHSD, GO, Election of 2004, Series A, MBIA Insured, 5.00%, 8/01/16 ...........      2,870,000           3,157,689
    Val Verde USD, COP, FGIC Insured, ETM, 5.00%, 1/01/15 .....................................      1,000,000           1,097,880
                                                                                                                   ---------------
                                                                                                                        39,854,141
                                                                                                                   ---------------
    COLORADO 4.7%
    Adams County PCR, Public Service Co. of Colorado Project, Refunding, Series A, MBIA
     Insured, 4.375%, 9/01/17 .................................................................     17,000,000          17,404,940
    Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.75%, 12/01/16 ........      3,000,000           3,315,210
    Denver City and County Medical Facilities GO, 4.00%, 8/01/16 ..............................      6,000,000           6,018,960
                                                                                                                   ---------------
                                                                                                                        26,739,110
                                                                                                                   ---------------
    CONNECTICUT 0.4%
    Connecticut State HFAR, Housing Mortgage Finance Program, Series C-2, 6.00%, 11/15/10 .....      2,000,000           2,049,120
                                                                                                                   ---------------
    FLORIDA 10.3%
    Collier County Capital Improvement Revenue, FGIC Insured, 4.60%, 10/01/13 .................      1,000,000           1,042,010
    Collier County School Board COP, Refunding, FSA Insured, 5.00%, 2/15/16 ...................     10,710,000          11,572,690
    Florida State Department of Management Services Division Facilities Management Revenue,
     Florida Facilities Pool, Refunding, Series A, AMBAC Insured, 5.00%, 9/01/17 ..............      5,660,000           6,165,778
    Jacksonville Electric Authority Revenue, Electric System, Sub Series A, Pre-Refunded,
     5.00%, 10/01/16 ..........................................................................      3,420,000           3,424,446


                                                             Annual Report | 129

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                      PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Jacksonville Water and Sewer System Revenue, Series B, FSA Insured, 4.10%, 10/01/13 .......    $ 3,000,000     $     3,010,380
    Marion County Public Improvement Revenue, Refunding, MBIA Insured,
       4.20%, 12/01/12 ........................................................................      1,400,000           1,437,170
       4.30%, 12/01/13 ........................................................................      1,800,000           1,845,468
    Marion County School Board COP, FSA Insured, 4.00%, 6/01/15 ...............................      1,115,000           1,126,139
  a Orange County School Board COP, Series B, FGIC Insured, 5.00%,
       8/01/18 ................................................................................      5,150,000           5,566,635
       8/01/19 ................................................................................      5,985,000           6,442,793
    Orlando Waste Water Services Revenue, Refunding, Series A, AMBAC Insured, 4.00%,
     10/01/14 .................................................................................      7,000,000           7,056,280
    Palm Beach County IDR, Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project,
     Pre-Refunded,
       6.20%, 12/01/08 ........................................................................        275,000             286,063
       6.30%, 12/01/09 ........................................................................        580,000             603,757
    Tampa Bay Water Utility System Revenue,
       FGIC Insured, Pre-Refunded, 5.75%, 10/01/15 ............................................      1,000,000           1,108,810
       Series B, FGIC Insured, Pre-Refunded, 4.75%, 10/01/15 ..................................      4,140,000           4,382,852
       Series B, FGIC Insured, Pre-Refunded, 4.75%, 10/01/16 ..................................      3,400,000           3,599,444
                                                                                                                   ---------------
                                                                                                                        58,670,715
                                                                                                                   ---------------
    GEORGIA 1.2%
    Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%,
     12/01/13 .................................................................................      1,020,000           1,008,444
    South Georgia Governmental Services Authority Revenue, FGIC Insured, 5.00%, 1/01/16 .......      2,650,000           2,895,337
    Wayne County Development Authority PCR, ITT Rayonier Inc. Project, Refunding, 6.10%,
     11/01/07 .................................................................................      3,105,000           3,110,806
                                                                                                                   ---------------
                                                                                                                         7,014,587
                                                                                                                   ---------------
    HAWAII 0.6%
    Hawaii State Department of Budget and Finance Special Purpose Revenue,
       Kaiser Permanente, Series A, ETM, 5.10%, 3/01/14 .......................................      2,500,000           2,623,650
       Kapiolani Health Care, ETM, 5.60%, 7/01/06 .............................................        500,000             503,595
                                                                                                                   ---------------
                                                                                                                         3,127,245
                                                                                                                   ---------------
    ILLINOIS 0.8%
    Chicago Park District GO, Refunding, FGIC Insured, 4.125%, 1/01/14 ........................      3,125,000           3,187,313
    Illinois Health Facilities Authority Revenue, Victory Health Services, Series A, 5.25%,
     8/15/09 ..................................................................................      1,170,000           1,163,050
    Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
     Convention Center, ETM, 5.75%, 7/01/06 ...................................................        270,000             272,160
                                                                                                                   ---------------
                                                                                                                         4,622,523
                                                                                                                   ---------------
    KENTUCKY 0.4%
    Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
     Regional Health Center Facility, Refunding and Improvement,
       5.70%, 10/01/10 ........................................................................      1,000,000             991,630
       5.75%, 10/01/11 ........................................................................      1,500,000           1,485,855
                                                                                                                   ---------------
                                                                                                                         2,477,485
                                                                                                                   ---------------


130 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                      PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    LOUISIANA 0.7%
    St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ..............    $ 4,000,000     $     4,169,360
                                                                                                                   ---------------
    MARYLAND 1.0%
    Maryland State Health and Higher Educational Facilities Authority Revenue,
       AMBAC Insured, 5.00%, 7/01/15 ..........................................................      1,000,000           1,090,800
       Peninsula Regional Medical Center, 5.00%, 7/01/18 ......................................      1,600,000           1,714,592
       Peninsula Regional Medical Center, 5.00%, 7/01/19 ......................................      1,430,000           1,527,454
       Peninsula Regional Medical Center, 5.00%, 7/01/20 ......................................      1,000,000           1,065,560
                                                                                                                   ---------------
                                                                                                                         5,398,406
                                                                                                                   ---------------
    MASSACHUSETTS 1.9%
    Massachusetts State Development Finance Agency Resource Recovery Revenue, Waste
     Management Inc. Project, Mandatory Put 12/01/09, Series A, 6.90%, 12/01/29 ...............      3,000,000           3,286,410
    Massachusetts State Development Finance Agency Revenue, Loomis Community Project,
     first mortgage, Refunding, Series A, 5.50%, 7/01/08 ......................................      1,530,000           1,538,843
    Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Ogden Haverhill
     Project, Refunding, Series A,
       5.15%, 12/01/07 ........................................................................      2,000,000           2,029,160
       5.20%, 12/01/08 ........................................................................      2,000,000           2,027,380
    Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care, 5.50%,
     10/01/12 .................................................................................      1,745,000           1,815,725
                                                                                                                   ---------------
                                                                                                                        10,697,518
                                                                                                                   ---------------
    MICHIGAN 8.8%
    Battle Creek Downtown Development Authority Tax Allocation, MBIA Insured, Pre-Refunded,
     5.00%, 5/01/17 ...........................................................................      3,295,000           3,402,417
    Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial
     Hospital, Refunding, Series B, 5.30%, 11/01/07 ...........................................        815,000             828,407
    Detroit GO, Series B, FSA Insured, 5.00%,
       4/01/18 ................................................................................      2,635,000           2,842,638
       4/01/19 ................................................................................      2,515,000           2,706,693
    Ferris State University Revenue, Refunding, AMBAC Insured, 5.00%, 10/01/18 ................      2,640,000           2,704,231
    Garden City School District GO, Refunding, FSA Insured, 5.00%,
       5/01/15 ................................................................................      1,250,000           1,365,075
       5/01/18 ................................................................................      1,455,000           1,559,833
    Gull Lake Community School District GO, School Building and Site, FSA Insured, 5.00%,
     5/01/16 ..................................................................................      1,000,000           1,078,380
    Jackson Public Schools GO, School Building and Site, Refunding, FSA Insured, 5.00%,
       5/01/16 ................................................................................      1,925,000           2,068,913
       5/01/17 ................................................................................      2,025,000           2,170,537
    Michigan Municipal Bond Authority Revenue, School District City of Detroit, FSA Insured,
     5.00%, 6/01/17 ...........................................................................     10,000,000          10,757,800
    Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
     MBIA Insured, Pre-Refunded, 6.00%, 11/15/13 ..............................................      1,200,000           1,311,120
    Otsego Public Schools District GO, School Building and Site, FSA Insured, 5.00%, 5/01/16 ..      1,630,000           1,751,859
    Saginaw-Midland Municipal Water Supply Corp. Revenue GO, Water Supply System, Refunding,
     MBIA Insured, 4.25%, 9/01/13 .............................................................      1,245,000           1,286,085
    South Lyon Community Schools GO, Refunding, FSA Insured, 5.00%, 5/01/17 ...................      4,385,000           4,732,292


                                                             Annual Report | 131

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     BONDS (CONTINUED)
     MICHIGAN (CONTINUED)
     Wayne-Westland Community Schools GO, Refunding,
        4.50%, 5/01/12 ..........................................................................    $ 1,035,000      $   1,079,039
        4.625%, 5/01/13 .........................................................................      1,095,000          1,152,520
        FSA Insured, 5.00%, 5/01/16 .............................................................      2,825,000          3,047,101
     Western Townships Utilities Authority GO, Refunding, MBIA Insured, 4.75%, 1/01/17 ..........      4,290,000          4,425,993
                                                                                                                      -------------
                                                                                                                         50,270,933
                                                                                                                      -------------
     MINNESOTA 4.4%
     Chaska ISD No. 112 GO, Refunding, Series A,
        5.00%, 2/01/16 ..........................................................................      4,000,000          4,174,280
        FSA Insured, 4.00%, 2/01/14 .............................................................      2,060,000          2,092,486
     Minneapolis GO, Various Purpose, 5.00%, 12/01/17 ...........................................      3,000,000          3,185,640
     Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured,
      4.625%, 2/01/17 ...........................................................................      1,000,000          1,035,710
     Mounds View ISD No. 621 GO, MBIA Insured, 5.00%,
        2/01/14 .................................................................................      2,340,000          2,500,103
        2/01/15 .................................................................................      2,425,000          2,584,298
        2/01/16 .................................................................................      2,460,000          2,613,553
     Ramsey County GO, Capital Improvement Plan, Series A, 4.75%, 2/01/15 .......................      2,215,000          2,320,611
     Robbinsdale ISD No. 281 GO, Refunding, FSA Insured,
        4.00%, 2/01/13 ..........................................................................      2,070,000          2,102,644
        4.125%, 2/01/14 .........................................................................      2,175,000          2,217,826
                                                                                                                      -------------
                                                                                                                         24,827,151
                                                                                                                      -------------
     MISSOURI 1.5%
     Jackson County Reorganized School District No. 7 Lees Summit GO, School Building,
      MBIA Insured, 5.00%, 3/01/16 ..............................................................      2,000,000          2,161,260
     Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
        Pre-Refunded, 5.00%, 12/01/08 ...........................................................      1,940,000          1,976,544
        Refunding, 5.00%, 12/01/08 ..............................................................      1,060,000          1,065,586
     Southeast Missouri State University System Facilities Revenue, Refunding and Improvement,
      MBIA Insured,
        4.375%, 4/01/12 .........................................................................        335,000            347,100
        4.50%, 4/01/14 ..........................................................................        545,000            564,745
        4.60%, 4/01/15 ..........................................................................      1,360,000          1,411,680
        4.70%, 4/01/16 ..........................................................................      1,165,000          1,211,880
                                                                                                                      -------------
                                                                                                                          8,738,795
                                                                                                                      -------------
     NEW JERSEY 5.3%
     Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, Waste
      Management Inc. Project, Mandatory Put 12/01/09, Refunding, Series A, 6.85%,
       12/01/29 .................................................................................      2,625,000          2,880,649
     Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1,
      5.90%, 1/01/15 ............................................................................        830,000            834,714


132 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     BONDS (CONTINUED)
     NEW JERSEY (CONTINUED)
     New Jersey State COP, Equipment Lease Purchase, Series A, AMBAC Insured, 5.00%,
      6/15/17 ...................................................................................    $ 5,000,000      $   5,302,250
     New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
        Refunding, Series C, FSA Insured, 4.50%, 12/15/10 .......................................     10,000,000         10,378,400
        Series D, FSA Insured, 5.00%, 6/15/19 ...................................................     10,000,000         10,704,400
                                                                                                                      -------------
                                                                                                                         30,100,413
                                                                                                                      -------------
     NEW YORK 12.4%
     Liverpool Central School District GO, Refunding, FSA Insured, 5.00%, 7/15/14 ...............      1,560,000          1,672,211
     Middletown City School District GO, Refunding, Series A, FSA Insured, 4.00%,
        11/01/14 ................................................................................      1,785,000          1,808,919
        11/01/15 ................................................................................      2,050,000          2,071,443
     MTA Commuter Facilities Revenue, Services Contract, Series R, ETM, 5.50%, 7/01/11 ..........      2,215,000          2,341,189
     MTA Revenue, Transportation,
        Series C, 5.00%, 11/15/16 ...............................................................      1,150,000          1,246,117
        Series F, 5.00%, 11/15/15 ...............................................................      1,250,000          1,349,613
     MTA Transit Facilities Revenue, Series A, Pre-Refunded, 6.00%, 7/01/15  ....................      1,500,000          1,618,710
     New York City GO,
        Refunding, Series C, MBIA Insured, 5.875%, 8/01/16 ......................................          5,000              5,507
        Refunding, Series H, 5.00%, 8/01/17 .....................................................      4,330,000          4,607,899
        Series C, MBIA Insured, Pre-Refunded, 5.875%, 8/01/16 ...................................      1,245,000          1,377,144
        Series F, 4.75%, 1/15/16 ................................................................      3,000,000          3,126,480
        Series H, 5.90%, 8/01/09 ................................................................        495,000            514,869
        Series H, 5.00%, 8/01/16 ................................................................      3,000,000          3,203,550
        Series H, Pre-Refunded, 5.90%, 8/01/09 ..................................................          5,000              5,224
        Series I, 5.00%, 8/01/18 ................................................................     10,000,000         10,612,500
        Series J, 6.00%, 8/01/08 ................................................................        985,000          1,027,266
        Series J, Pre-Refunded, 6.00%, 8/01/08 ..................................................      2,015,000          2,106,582
        Series O, 5.00%, 6/01/19 ................................................................      5,000,000          5,319,300
     New York City Transitional Finance Authority Revenue, Series C, 4.50%, 2/15/13 .............      4,500,000          4,697,955
     New York State Dormitory Authority Revenue, FHA, Insured Mortgage, St. Barnabas, Series B,
      AMBAC Insured, 4.25%, 8/01/14 .............................................................      2,355,000          2,413,380
     New York State Dormitory Authority Revenues, Mental Health Services Facilities Improvement,
        Refunding, Series D, 5.60%, 2/15/07 .....................................................        140,000            142,654
        Series D, MBIA Insured, 5.00%, 8/15/17 ..................................................      2,000,000          2,080,040
     New York State Energy Research and Development Authority PCR, New York State Electric and
      Gas, MBIA Insured, 4.10%, 3/15/15 .........................................................      7,000,000          7,066,500
     New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge,
      Pre-Refunded, 5.75%,
        4/01/08 .................................................................................        500,000            510,935
        4/01/09 .................................................................................      1,150,000          1,175,151
     Yonkers GO,
        Refunding, Series A, MBIA Insured, 5.00%, 8/01/17 .......................................      6,435,000          6,977,342
        Series B, FSA Insured, 4.00%, 10/15/16 ..................................................      1,890,000          1,893,837
                                                                                                                      -------------
                                                                                                                         70,972,317
                                                                                                                      -------------


                                                             Annual Report | 133

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     BONDS (CONTINUED)
     NORTH CAROLINA 4.4%
     Asheville Water System Revenue, FSA Insured, Pre-Refunded, 5.25%,
        8/01/15 .................................................................................    $   915,000      $     989,536
        8/01/17 .................................................................................      1,020,000          1,103,089
        8/01/19 .................................................................................      1,030,000          1,113,904
     Charlotte Water and Sewer System Revenue, 5.00%, 6/01/16 ...................................      4,000,000          4,258,880
     North Carolina Eastern Municipal Power Agency Power System Revenue,
        Refunding, Series D, 6.00%, 1/01/09 .....................................................        600,000            615,408
        Series D, 6.45%, 1/01/14 ................................................................      1,000,000          1,096,920
     North Carolina Infrastructure Financial Corp. COP, Correctional Facilities Project, Series
      A,4.00%, 2/01/17 ..........................................................................      2,715,000          2,714,919
     North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding, Series B,
      6.50%, 1/01/09 ............................................................................      5,000,000          5,345,900
     Rutherford County COP, Refunding, AMBAC Insured, 5.00%, 9/01/17 ............................      1,275,000          1,360,157
     Wake County GO, Public Improvement, 4.50%, 3/01/14 .........................................      6,400,000          6,673,024
                                                                                                                      -------------
                                                                                                                         25,271,737
                                                                                                                      -------------
     OHIO 8.1%
     Akron GO, Various Purpose, Refunding and Improvement, MBIA Insured, 4.125%,
      12/01/14 ..................................................................................      1,000,000          1,021,520
     Allen County GO, AMBAC Insured, 4.75%, 12/01/17 ............................................      2,180,000          2,290,155
     Bowling Green State University of Ohio General Receipts GO, MBIA Insured, 5.00%,
        6/01/14 .................................................................................      2,285,000          2,494,283
        6/01/15 .................................................................................      1,400,000          1,516,844
     Cleveland Municipal School District GO, FSA Insured, 5.00%,
        12/01/14 ................................................................................      1,915,000          2,081,892
        12/01/15 ................................................................................      1,510,000          1,636,025
        12/01/16 ................................................................................      1,400,000          1,512,728
     Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services,
      Refunding,
        5.25%, 7/01/08 ..........................................................................        575,000            583,631
        5.40%, 7/01/10 ..........................................................................        775,000            794,421
        5.50%, 7/01/11 ..........................................................................        500,000            512,730
     Kenston Local School District GO, School Improvement, MBIA Insured, 4.00%, 12/01/15 ........      1,775,000          1,796,087
     Lake Ohio Local School District GO, MBIA Insured, 5.20%, 12/01/17 ..........................      2,565,000          2,750,039
     Mahoning County Sewer System Revenue, AMBAC Insured, 5.20%, 12/01/14 .......................      1,360,000          1,455,690
     Mason City School District GO, School Improvement, Refunding, FGIC Insured, 5.00%,
      12/01/15 ..................................................................................      2,670,000          2,928,750
     Nordonia Hills City School District GO, School Improvement, Refunding, FGIC Insured, 4.50%,
      12/01/21 ..................................................................................      2,360,000          2,420,581
     Ohio State Building Authority Revenue, State Facilities, Administration Building Fund
      Project, Refunding, Series B, FSA Insured, 4.00%, 10/01/12 ................................      1,000,000          1,020,870
     Ohio State GO, Common Schools, Series B, 4.00%, 9/15/14 ....................................      6,000,000          6,070,560
     Penta Career Center COP, Wood Lucas Sandusky Fulton Ottawa Henry and Hancock Counties,
      FGIC Insured, 4.00%,
        4/01/15 .................................................................................      1,620,000          1,618,736
        4/01/16 .................................................................................      1,685,000          1,678,041


134 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OHIO (CONTINUED)
    Southwest Regional Water District Water Revenue, Refunding and Improvement, MBIA Insured,
     4.00%,
       12/01/13 ..................................................................................    $   1,020,000   $   1,040,400
       12/01/14 ..................................................................................        1,020,000       1,036,269
    University of Akron General Receipts Revenue, FGIC Insured, Pre-Refunded, 5.75%, 1/01/14 .....        2,000,000       2,178,800
    University of Cincinnati General Receipts Revenue, Series A, AMBAC Insured, 5.00%, 6/01/17 ...        3,000,000       3,253,890
    Westerville City School District GO, Refunding, MBIA Insured, 5.00%, 12/01/18 ................        1,000,000       1,077,710
    Youngstown GO, AMBAC Insured, 6.125%, 12/01/15 ...............................................        1,275,000       1,508,746
                                                                                                                      -------------
                                                                                                                         46,279,398
                                                                                                                      -------------
    OKLAHOMA 0.3%
    Okmulgee County Governmental Building Authority Sales Tax Revenue, first mortgage,
     MBIA Insured,
       5.60%, 3/01/10 ............................................................................          930,000         963,006
       6.00%, 3/01/15 ............................................................................          700,000         745,514
    Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding, 5.75%,
     8/15/06 .....................................................................................          150,000         151,159
                                                                                                                      -------------
                                                                                                                          1,859,679
                                                                                                                      -------------
    OREGON 3.3%
    Clackamas County Hospital Facility Authority Revenue, Willamette View Inc. Project, Refunding,
     6.00%, 11/01/06 .............................................................................          260,000         262,613
    Emerald Peoples Utility District Revenue, Refunding, Series A, FSA Insured, 4.00%,
       11/01/14 ..................................................................................        2,380,000       2,416,033
       11/01/15 ..................................................................................        2,475,000       2,504,255
    Lane County School District No. 052 Bethel GO, Refunding, FSA Insured,
       3.75%, 6/15/12 ............................................................................        1,000,000       1,006,090
       3.75%, 6/15/13 ............................................................................        1,785,000       1,788,891
       3.875%, 6/15/14 ...........................................................................        1,935,000       1,946,184
    Portland GO, Arena, Refunding, Series B, 5.00%, 6/01/16 ......................................        3,075,000       3,337,728
    Salem Water and Sewer Revenue,
       MBIA Insured, 4.10%, 6/01/16 ..............................................................        1,035,000       1,053,144
       Refunding, FSA Insured, 4.375%, 6/01/11 ...................................................        2,160,000       2,243,441
       Refunding, FSA Insured, 4.50%, 6/01/12 ....................................................        2,250,000       2,357,100
                                                                                                                      -------------
                                                                                                                         18,915,479
                                                                                                                      -------------
    PENNSYLVANIA 2.2%
    Allegheny County IDAR, Pollution Control, Refunding, Series A, AMBAC Insured, 4.35%,
     12/01/13 ....................................................................................        5,000,000       5,165,800
    Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding, 5.40%,
     7/01/07 .....................................................................................        1,135,000       1,137,497
    Pittsburgh Water and Sewer Authority Revenue, Refunding, FSA Insured, 4.00%,
       9/01/14 ...................................................................................        4,000,000       4,075,280
       9/01/15 ...................................................................................        2,000,000       2,024,560
                                                                                                                      -------------
                                                                                                                         12,403,137
                                                                                                                      -------------


                                                             Annual Report | 135

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    SOUTH CAROLINA 0.5%
    Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding,
     AMBAC Insured, 5.25%, 1/01/10 ...............................................................    $   1,000,000   $   1,054,430
    Rock Hill Utility System Revenue, Refunding and Improvement, Series A, FSA Insured, 4.00%,
     1/01/14 .....................................................................................        2,000,000       2,028,580
                                                                                                                      -------------
                                                                                                                          3,083,010
                                                                                                                      -------------
    TENNESSEE 0.6%
    Tennessee State School Board Authority Revenue, Higher Educational Facilities, Second Program,
     Series A, FSA Insured, Pre-Refunded, 5.00%, 5/01/13 .........................................        3,425,000       3,683,759
                                                                                                                      -------------
    TEXAS 2.7%
    Edgewood ISD Bexar County GO, Series A, 5.00%,
       2/15/16 ...................................................................................        1,225,000       1,313,727
       2/15/17 ...................................................................................        1,285,000       1,377,173
    Houston Hotel Occupancy Tax and Special Revenue, Convention and Entertainment, Series B,
     AMBAC Insured, 5.00%, 9/01/11 ...............................................................        6,000,000       6,412,260
    Laredo ISD Public Facility Corp. Lease Revenue,
       Series A, AMBAC Insured, 5.00%, 8/01/15 ...................................................        1,000,000       1,053,160
       Series C, AMBAC Insured, 5.00%, 8/01/19 ...................................................        1,000,000       1,055,660
    Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%,
     11/01/10 ....................................................................................        2,500,000       2,532,200
    Travis County Health Facilities Development Corp. Revenue, Ascension Health Credit, Series A,
     MBIA Insured, Pre-Refunded, 6.25%, 11/15/17 .................................................        1,500,000       1,654,545
                                                                                                                      -------------
                                                                                                                         15,398,725
                                                                                                                      -------------
    UTAH 0.5%
    Salt Lake County College Revenue,
       Refunding, 5.00%, 10/01/19 ................................................................        2,585,000       2,656,217
       Westminster College Project, 5.50%, 10/01/12 ..............................................          340,000         351,910
                                                                                                                      -------------
                                                                                                                          3,008,127
                                                                                                                      -------------
    WASHINGTON 1.5%
    King County School District No. 406 South Central GO, Refunding, FSA Insured, 5.00%,
     12/01/16 ....................................................................................        3,000,000       3,242,340
    Washington State GO, Series A, FSA Insured, 5.00%, 7/01/16 ...................................        4,000,000       4,347,600
    Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Refunding,
     Series A, AMBAC Insured, 5.70%, 7/01/09 .....................................................        1,000,000       1,026,820
                                                                                                                      -------------
                                                                                                                          8,616,760
                                                                                                                      -------------
    WEST VIRGINIA 0.1%
    West Virginia Public Energy Authority Energy Revenue, Morgantown Assn. Project, Series A,
     5.05%, 7/01/08 ..............................................................................          475,000         481,332
                                                                                                                      -------------


136 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                         PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    U.S. TERRITORIES 1.3%
    VIRGIN ISLANDS 1.3%
    Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 .......................    $   4,000,000   $   4,167,160
    Virgin Islands Water and Power Authority Water System Revenue, Refunding,
       4.875%, 7/01/06 ...........................................................................          700,000         701,106
       5.00%, 7/01/09 ............................................................................        2,400,000       2,443,992
                                                                                                                      -------------
                                                                                                                          7,312,258
                                                                                                                      -------------
    TOTAL LONG TERM INVESTMENTS (COST $556,521,435) ..............................................                      570,255,058
                                                                                                                      -------------
    SHORT TERM INVESTMENTS 0.4%
    BONDS 0.4%
    MISSOURI 0.0% b
 c  Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
     SSM Health Care Corp., Refunding, Series C-1, FSA Insured, Daily VRDN and Put, 2.95%,
     6/01/19 .....................................................................................          100,000         100,000
                                                                                                                      -------------
    TENNESSEE 0.4%
 c  Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool, Daily VRDN
     and Put, 3.00%,
       4/01/32 ...................................................................................        1,600,000       1,600,000
       2/01/36 ...................................................................................          400,000         400,000
                                                                                                                      -------------
                                                                                                                          2,000,000
                                                                                                                      -------------
    TOTAL SHORT TERM INVESTMENTS (COST $2,100,000) ...............................................                        2,100,000
                                                                                                                      -------------
    TOTAL INVESTMENTS (COST $558,621,435) 100.3% .................................................                      572,355,058
    OTHER ASSETS, LESS LIABILITIES (0.3)% ........................................................                       (1,828,077)
                                                                                                                      -------------
    NET ASSETS 100.0% ............................................................................                    $ 570,526,981
                                                                                                                      =============

See Selected Portfolio Abbreviations on page 198.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b     Rounds to less than 0.1% of net assets.

c Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 137

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

                                                                                    ---------------------------------------
                                                                                          YEAR ENDED FEBRUARY 28,
CLASS A                                                                                 2006         2005       2004 d
                                                                                    ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............................................   $   9.99     $  10.12     $  10.00
                                                                                    ---------------------------------------
Income from investment operations:

   Net investment income a ......................................................       0.21         0.15         0.06

   Net realized and unrealized gains (losses) ...................................      (0.09)       (0.14)        0.11
                                                                                    ---------------------------------------
Total from investment operations ................................................       0.12         0.01         0.17
                                                                                    ---------------------------------------
Less distributions from net investment income ...................................      (0.20)       (0.14)       (0.05)
                                                                                    ---------------------------------------
Redemption fees .................................................................         -- c         -- c         --
                                                                                    ---------------------------------------
Net asset value, end of year ....................................................   $   9.91     $   9.99     $  10.12
                                                                                    =======================================

Total return b ..................................................................       1.23%        0.14%        1.74%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................................................   $ 26,005     $ 33,254     $ 24,282

Ratios to average net assets:

   Expenses before waiver and payments by affiliate .............................       1.09%        1.13%        1.27% e

   Expenses net of waiver and payments by affiliate .............................       0.50%        0.50%        0.50% e

   Net investment income ........................................................       2.07%        1.49%        1.22% e

Portfolio turnover rate .........................................................      32.42%       15.79%        8.08%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c     Amount is less than $0.01 per share.

d For the period September 2, 2003 (commencement of operations) to February 29, 2004.

e     Annualized.


138 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 81.6%
    BONDS 81.6%
    ALABAMA 0.9%
    Etowah County Board of Education Special Tax School Warrants, Refunding, FSA Insured,
     2.60%, 9/01/08 ............................................................................  $        250,000  $       242,783
                                                                                                                    ---------------
    ALASKA 1.9%
    Kenai Peninsula Boro GO, Center Kenai Peninsula Hospital Service Area, FGIC Insured,
     3.25%, 8/01/09 ............................................................................           500,000          491,910
                                                                                                                    ---------------
    ARIZONA 3.5%
    Buckeye UHSD No. 201 GO, School Improvement Project, Series B, MBIA Insured, 3.00%,
     7/01/08 ...................................................................................           500,000          492,605
    Oro Valley Municipal Property Corp. Revenue, senior lien, Water Project, MBIA Insured,
     3.00%, 7/01/08 ............................................................................           425,000          418,714
                                                                                                                    ---------------
                                                                                                                            911,319
                                                                                                                    ---------------

    CALIFORNIA 3.8%
    California State University at Channel Islands Financing Authority Revenue, Rental
     Housing and Town Center, Mandatory Put 8/01/07, Series A, 2.50%, 8/01/44 ..................         1,000,000          982,280
                                                                                                                    ---------------
    COLORADO 1.4%
    Strasburg School District No. 31J GO, MBIA Insured, zero cpn.,
       12/01/07 ................................................................................           220,000          206,972
       12/01/08 ................................................................................           170,000          153,272
                                                                                                                    ---------------
                                                                                                                            360,244
                                                                                                                    ---------------
    FLORIDA 3.4%
    Coral Gables Health Facilities Authority Hospital Revenue, Baptist Health South Florida, FSA
     Insured, 5.00%, 8/15/09 ...................................................................           750,000          784,755
    Marion County Utility System Revenue, Series A, MBIA Insured, 2.00%, 12/01/06 ..............           100,000           98,492
                                                                                                                    ---------------
                                                                                                                            883,247
                                                                                                                    ---------------
    GEORGIA 2.1%
    Assn. County Commissioners Leasing Program COP, DeKalb County Public Purpose Project,
     2.50%, 12/01/07 ...........................................................................           555,000          542,335
                                                                                                                    ---------------
    KANSAS 1.5%
    Johnson County Water District No. 001 Water Revenue, Refunding, 2.50%, 6/01/08 .............           400,000          387,708
                                                                                                                    ---------------
    KENTUCKY 1.0%
    Breathitt County Justice Center Corp. Revenue, Justice Center Project, MBIA Insured,
     3.00%, 10/01/06 ...........................................................................            55,000           54,819
    Kentucky State Property and Buildings Commission Revenues, Project No. 80, Refunding,
     Series A, MBIA Insured, 2.75%, 5/01/08 ....................................................           225,000          220,313
                                                                                                                    ---------------
                                                                                                                            275,132
                                                                                                                    ---------------
    MASSACHUSETTS 0.7%
    Massachusetts State Development Finance Agency Revenue, Brandeis University, Series K, FGIC
     Insured, 2.50%, 10/01/07 ..................................................................           200,000          195,584
                                                                                                                    ---------------


                                                             Annual Report | 139

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MICHIGAN 0.8%
    Commerce Charter Township Michigan GO, Special Assessment, Series A, FSA Insured,
     2.50%, 10/01/06 ...........................................................................  $        100,000  $        99,256
    Michigan Municipal Bond Authority Revenue, Local Government Loan Project, Series B, AMBAC
     Insured, 2.75%, 11/01/08 ..................................................................           100,000           97,514
                                                                                                                    ---------------
                                                                                                                            196,770
                                                                                                                    ---------------
    MINNESOTA 1.9%
    St. Paul Port Authority Lease Revenue, Office Building at Cedar Street 03-12, 2.50%,
     12/01/07 ..................................................................................           500,000          488,220
                                                                                                                    ---------------
    MISSISSIPPI 3.7%
    Mississippi State GO, Capital Improvements Building Fund Arts Project, 3.125%, 11/01/10 ....         1,000,000          965,350
                                                                                                                    ---------------
    MISSOURI 5.6%
    Missouri State Development Finance Board Infrastructure Facilities Revenue, Hartman Heritage
     Center Phase II, AMBAC Insured, 3.00%, 4/01/08 ............................................           200,000          197,516
    Platte County COP, Public Improvements, 2.40%, 10/01/08 ....................................           200,000          192,422
    Springfield COP, Enterprise System Project, 3.85%, 2/01/08 .................................            50,000           50,255
    Springfield Public Building Corp. Leasehold Revenue, Capital Improvement Program, AMBAC
     Insured, 4.00%, 3/01/09 ...................................................................         1,000,000        1,016,370
                                                                                                                    ---------------
                                                                                                                          1,456,563
                                                                                                                    ---------------
    NEVADA 6.7%
    Henderson Local ID Special Assessment,
       No. T-1, Lake Las Vegas, Refunding, Senior Series A-1, FSA Insured, 3.75%, 8/01/09 ......         1,245,000        1,254,101
       No. T-6, Ltd. Obligation, Refunding, Senior Series A, FSA Insured, 2.85%, 11/01/09 ......           285,000          273,229
    Washoe County Improvement Bonds, Refunding, FSA Insured, 2.50%, 11/01/08 ...................           215,000          207,275
                                                                                                                    ---------------
                                                                                                                          1,734,605
                                                                                                                    ---------------
    NEW JERSEY 3.8%
    Washington Township Board of Education Gloucester County GO, Refunding, MBIA Insured,
     2.75%, 2/01/08 ............................................................................         1,000,000          980,630
                                                                                                                    ---------------
    NEW YORK 13.7%
    New York State Dormitory Authority Revenues,
       Hospital, Maimonides, MBIA Insured, 3.50%, 8/01/09 ......................................           300,000          299,514
       Non Supported Debt, Cerebral Palsy, Pooled, Series A, Assured Guaranty, 4.00%, 7/01/07 ..           710,000          714,998
    New York State Urban Development Corp. Revenue, State Personal Income Tax, Series
     C-1 Empire State, 2.80%, 12/15/09 .........................................................           245,000          235,793
    New York State Urban Development Corp. Correctional and Youth Facilities Service Revenue,
     Mandatory Put 1/01/09, Series A, 4.00%, 1/01/28 ...........................................           400,000          403,928
    Tobacco Settlement Financing Corp. Revenue, Series B-1, 4.00%, 6/01/07 .....................         1,000,000        1,005,270
    Yonkers GO, Refunding, Series B, MBIA Insured, 3.00%, 8/01/06 ..............................           905,000          903,380
                                                                                                                    ---------------
                                                                                                                          3,562,883
                                                                                                                    ---------------
    OHIO 6.5%
    Franklin County Hospital Revenue, Hospital Corp., Refunding, Series C, MBIA Insured,
     2.50%, 5/15/08 ............................................................................           500,000          485,275
    Stark County GO, Sewage System, Refunding, AMBAC Insured, 2.50%, 12/01/08  .................           370,000          357,331


140 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OHIO (CONTINUED)
    Sugarcreek Local School District GO, School Improvement, Refunding, MBIA Insured, 2.00%,
     12/01/06 ..................................................................................  $        500,000  $       492,405
    Warren GO, AMBAC Insured, 2.00%, 12/01/06 ..................................................           365,000          359,456
                                                                                                                    ---------------
                                                                                                                          1,694,467
                                                                                                                    ---------------
    OKLAHOMA 0.4%
    Oklahoma County ISD No. 12 Edmond GO, Building, 2.25%, 7/01/06 .............................           100,000           99,444
                                                                                                                    ---------------
    OREGON 0.3%
    Lake County School District No. 014 GO, Refunding, FSA Insured, 2.50%, 1/15/08 .............           105,000          102,228
                                                                                                                    ---------------
    PENNSYLVANIA 1.5%
    Lehigh County IDA, PCR, Electrical Utilities Corp. Project, Refunding, AMBAC Insured,
     3.125%, 11/01/08 ..........................................................................           150,000          148,353
    Pittsburgh Water and Sewer Authority Revenue, Refunding, FSA Insured, 2.65%, 9/01/08 .......           250,000          243,277
                                                                                                                    ---------------
                                                                                                                            391,630
                                                                                                                    ---------------
    RHODE ISLAND 0.4%
    Rhode Island Housing and Mortgage Financial Corp. Revenue, Home Ownership Opportunity, Series
     44 A, 2.40%, 10/01/07 .....................................................................           100,000           97,364
                                                                                                                    ---------------
    SOUTH DAKOTA 1.4%
    South Dakota HDA Revenue, Series D, 2.90%, 5/01/09 .........................................           375,000          361,793
                                                                                                                    ---------------
    UTAH 4.5%
    Davis County Sales Tax Revenue, Series B, AMBAC Insured, 2.55%, 10/01/08 ...................           180,000          174,044
    Davis County School District GO, Utah School Board Guaranty Program, Refunding, Series B,
     3.50%, 6/01/08 ............................................................................         1,000,000        1,000,390
                                                                                                                    ---------------
                                                                                                                          1,174,434
                                                                                                                    ---------------
    VIRGINIA 1.1%
    Virginia Beach Development Authority Public Facility Revenue, Series A, 3.00%, 12/01/07 ....           300,000          296,979
                                                                                                                    ---------------
    WASHINGTON 7.4%
    Burlington Sewer Revenue, Refunding, MBIA Insured, 2.50%, 9/01/06 ..........................           200,000          198,696
    King County School District No. 403 Renton GO, FSA Insured, 3.00%, 12/01/07 ................           500,000          494,220
    Vancouver Water and Sewer Revenue, Refunding, FSA Insured, 5.00%, 6/01/08 ..................         1,000,000        1,032,710
    Yakima Tieton Irrigation District Revenue, Refunding, FSA Insured, 2.50%, 6/01/06 ..........           200,000          199,346
                                                                                                                    ---------------
                                                                                                                          1,924,972
                                                                                                                    ---------------
    WEST VIRGINIA 0.8%
    West Virginia State Hospital Finance Authority Hospital Revenue, West Virginia University
     Hospital, Refunding, FSA Insured, 2.50%, 6/01/07 ..........................................           205,000          201,234
                                                                                                                    ---------------
    U.S. TERRITORIES 0.9%
    GUAM 0.9%
    Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.375%, 10/01/08 .....           240,000          230,090
                                                                                                                    ---------------
    TOTAL LONG TERM INVESTMENTS (COST $21,620,563) .............................................                         21,232,198
                                                                                                                    ---------------


                                                             Annual Report | 141

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                            PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 18.1%
    BONDS 18.1%
    ILLINOIS 3.8%
    Chicago GO, Tender Notes, Mandatory Put 12/07/06, 3.37%, 2/02/07 ...........................  $      1,000,000  $       999,070
                                                                                                                    ---------------
    MICHIGAN 3.9%
    Michigan State GO, Series A, 4.50%, 9/29/06 ................................................         1,000,000        1,006,110
                                                                                                                    ---------------

    NEW YORK 10.4%
  a Long Island Power Authority Electric System Revenue, Sub Series 3B, Daily VRDN and Put,
     2.92%, 5/01/33 ............................................................................         1,700,000        1,700,000
  a New York City GO, Sub Series H-4, Daily VRDN and Put, 2.93%, 3/01/34 .......................         1,000,000        1,000,000
                                                                                                                    ---------------

                                                                                                                          2,700,000
                                                                                                                    ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $4,707,041) .............................................                          4,705,180
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $26,327,604) 99.7% .................................................                         25,937,378
    OTHER ASSETS, LESS LIABILITIES 0.3% ........................................................                             67,606
                                                                                                                    ---------------
    NET ASSETS 100.0% ..........................................................................                    $    26,004,984
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 198.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


142 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                                -------------------------------------------------------------------
                                                                                     YEAR ENDED FEBRUARY 28,
CLASS A                                                               2006           2005         2004 d        2003         2002
                                                                -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................  $    10.81     $    10.78     $    10.39  $    10.58   $    10.50
                                                                -------------------------------------------------------------------
Income from investment operations:

   Net investment income a ...................................        0.55           0.58           0.59        0.59         0.61

   Net realized and unrealized gains (losses) ................        0.03           0.03           0.39       (0.18)        0.06
                                                                -------------------------------------------------------------------
Total from investment operations .............................        0.58           0.61           0.98        0.41         0.67
                                                                -------------------------------------------------------------------
Less distributions from net investment income ................       (0.56)         (0.58)         (0.59)      (0.60)       (0.59)
                                                                -------------------------------------------------------------------
Redemption fees ..............................................          -- c           -- c           --          --           --
                                                                -------------------------------------------------------------------
Net asset value, end of year .................................  $    10.83     $    10.81     $    10.78  $    10.39   $    10.58
                                                                ===================================================================

Total return b ...............................................        5.45%          5.94%          9.75%       3.97%        6.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................  $5,070,599     $4,714,804     $4,570,744  $4,410,233   $ 4,660,764

Ratios to average net assets:

   Expenses ..................................................        0.63%          0.62%          0.62%       0.62%        0.62%

   Net investment income .....................................        5.11%          5.44%          5.62%       5.69%        5.78%

Portfolio turnover rate ......................................       11.63%          8.60%          8.67%      11.81%       10.18%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


                        Annual Report | See notes to financial statements. | 143

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND (CONTINUED)

                                                                -------------------------------------------------------------------
                                                                                     YEAR ENDED FEBRUARY 28,
CLASS B                                                               2006           2005         2004 d        2003         2002
                                                                -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................  $    10.87     $    10.84     $    10.45   $   10.64   $    10.54
                                                                -------------------------------------------------------------------
Income from investment operations:

   Net investment income a ...................................        0.50           0.52           0.53        0.54         0.56

   Net realized and unrealized gains (losses) ................        0.03           0.04           0.39       (0.19)        0.07
                                                                -------------------------------------------------------------------
Total from investment operations .............................        0.53           0.56           0.92        0.35         0.63
                                                                -------------------------------------------------------------------
Less distributions from net investment income ................       (0.50)         (0.53)         (0.53)      (0.54)       (0.53)
                                                                -------------------------------------------------------------------
Redemption fees ..............................................          -- c           -- c           --          --           --
                                                                -------------------------------------------------------------------
Net asset value, end of year .................................  $    10.90     $    10.87     $    10.84   $   10.45   $    10.64
                                                                ===================================================================

Total return b ...............................................        4.93%          5.32%          9.09%       3.37%        6.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................  $  240,628     $  258,063     $  250,878   $ 212,027   $  175,655

Ratios to average net assets:

   Expenses ..................................................        1.18%          1.18%          1.18%       1.18%        1.18%

   Net investment income .....................................        4.56%          4.88%          5.06%       5.13%        5.23%

Portfolio turnover rate ......................................       11.63%          8.60%          8.67%      11.81%       10.18%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


144 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND (CONTINUED)

                                                      --------------------------------------------------------------
                                                                          YEAR ENDED FEBRUARY 28,
CLASS C                                                    2006          2005       2004 d        2003        2002
                                                      --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................   $   10.91     $   10.88     $  10.48   $   10.67   $   10.58
                                                      --------------------------------------------------------------

Income from investment operations:

   Net investment income a ........................        0.50          0.52         0.54        0.54        0.56

   Net realized and unrealized gains (losses) .....        0.03          0.03         0.39       (0.19)       0.06
                                                      --------------------------------------------------------------
Total from investment operations ..................        0.53          0.55         0.93        0.35        0.62
                                                      --------------------------------------------------------------
Less distributions from net investment income .....       (0.49)        (0.52)       (0.53)      (0.54)      (0.53)
                                                      --------------------------------------------------------------
Redemption fees ...................................          -- c          -- c         --          --          --
                                                      --------------------------------------------------------------
Net asset value, end of year ......................      $10.95        $10.91     $  10.88   $   10.48   $   10.67
                                                      ==============================================================

Total return b ....................................        5.00%         5.29%        9.16%       3.37%       5.98%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $ 695,270     $ 588,921     $565,210   $ 508,653   $ 504,900

Ratios to average net assets:

   Expenses .......................................        1.18%         1.18%        1.18%       1.18%       1.18%

   Net investment income ..........................        4.56%         4.88%        5.06%       5.13%       5.23%

Portfolio turnover rate ...........................       11.63%         8.60%        8.67%      11.81%      10.18%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


                        Annual Report | See notes to financial statements. | 145

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND (CONTINUED)

                                                              ------------
                                                              PERIOD ENDED
                                                              FEBRUARY 28,
ADVISOR CLASS                                                    2006 c
                                                              ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ......................   $      10.76
                                                              ------------

Income from investment operations:

   Net investment income a ................................           0.10

   Net realized and unrealized gains (losses) .............           0.04
                                                              ------------
Total from investment operations ..........................           0.14
                                                              ------------
Less distributions from net investment income .............          (0.05)
                                                              ------------
Redemption fees ...........................................             -- d
                                                              ------------
Net asset value, end of period ............................   $      10.85
                                                              ============

Total return b ............................................           1.34%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........................   $        471

Ratios to average net assets:

   Expenses ...............................................           0.53% e

   Net investment income ..................................           5.21% e

Portfolio turnover rate ...................................          11.63%

a     Based on average daily shares outstanding.

b     Total return is not annualized for periods less than one year.

c     For the period January 3, 2006 (effective date) to February 28, 2006.

d     Amount is less than $0.01 per share.

e     Annualized.


146 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 96.9%
    BONDS 96.9%
    ALABAMA 0.3%
    Camden IDB Exempt Facilities Revenue, Weyerhaeuser, Refunding,
       Series A, 6.125%, 12/01/24 ..............................................................  $      3,000,000  $     3,294,990
       Series B, 6.375%, 12/01/24 ..............................................................         1,750,000        1,920,433
    Oneonta Eastern Health Systems Special Care Facilities Financing Authority GO, 7.75%,
     7/01/21 ...................................................................................        10,575,000       11,541,449
                                                                                                                    ---------------
                                                                                                                         16,756,872
                                                                                                                    ---------------
    ALASKA 0.2%
    Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal
     Regional Power,
       5.70%, 1/01/12 ..........................................................................         1,990,000        2,000,667
       5.80%, 1/01/18 ..........................................................................         1,495,000        1,462,364
       5.875%, 1/01/32 .........................................................................         6,900,000        6,460,953
                                                                                                                    ---------------
                                                                                                                          9,923,984
                                                                                                                    ---------------
    ARIZONA 4.0%
    Apache County IDA,
       IDR, Tucson Electric Power Co. Project, Series C, 5.85%, 3/01/26 ........................        16,500,000       16,534,815
       PCR, Tucson Electric Power Co. Project, Series A, 5.85%, 3/01/28 ........................        53,150,000       53,241,418
       PCR, Tucson Electric Power Co. Project, Series B, 5.875%, 3/01/33 .......................        33,800,000       33,842,926
    Arizona Health Facilities Authority Hospital System Revenue, John C. Lincoln Health Network,
     Pre-Refunded, 6.375%, 12/01/37 ............................................................         2,500,000        2,905,525
    Arizona Health Facilities Authority Revenue,
       Bethesda Foundation Project, Series A, 6.375%, 8/15/15 ..................................           400,000          406,708
       Bethesda Foundation Project, Series A, 6.40%, 8/15/27 ...................................         4,000,000        4,026,800
       Catholic Healthcare West, Series A, 6.625%, 7/01/20 .....................................         3,940,000        4,398,498
    Casa Grande IDA Hospital Revenue, Casa Grande Regional Medical Center, Series A, 7.25%,
     12/01/32 ..................................................................................        14,500,000       15,788,905
    Coconino County Pollution Control Corp. Revenue,
       Pollution Control, Nevada Power Co., Series B, 5.80%, 11/01/32 ..........................         9,230,000        9,230,000
       Tucson Electric Power Navajo, Refunding, Series A, 7.125%, 10/01/32 .....................        21,125,000       21,909,794
       Tucson Electric Power Navajo, Refunding, Series B, 7.00%, 10/01/32 ......................         9,500,000        9,864,420
    Maricopa County IDA Health Facilities Revenue, Catholic Healthcare West, Refunding, Series A,
       5.50%, 7/01/26 ..........................................................................         7,500,000        7,951,425
       ACA Insured, 5.00%, 7/01/16 .............................................................         6,500,000        6,618,430
    Maricopa County Pollution Control Corp. PCR, Public Service Co. of Colorado, Refunding,
     Series A, 5.75%, 11/01/22 .................................................................         9,800,000        9,915,542
    Phoenix Civic Improvement Corp. Water System Revenue, junior lien, Refunding,
     MBIA Insured, 5.00%, 7/01/29 ..............................................................        36,500,000       38,616,635
    Pima County IDAR, Tucson Electric Power Co. Project, Series A, 6.10%, 9/01/25 ..............         3,990,000        3,998,738
                                                                                                                    ---------------
                                                                                                                        239,250,579
                                                                                                                    ---------------
    ARKANSAS 0.3%
    Arkansas State Development Finance Authority Industrial Facilities Revenue, Potlatch Corp.
     Projects, Series A, 7.75%, 8/01/25 ........................................................         3,800,000        4,291,834
    Baxter County IDR, Aeroquip Corp. Project, Refunding, 5.80%, 10/01/13 ......................         2,400,000        2,673,288


                                                             Annual Report | 147

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    ARKANSAS (CONTINUED)
    Calhoun County Solid Waste Disposal Revenue, Georgia-Pacific Corp. Project, 6.375%,
     11/01/26 ..................................................................................  $     10,000,000  $    10,368,800
    Warren Solid Waste Disposal Revenue, Potlach Corp. Project, 7.00%, 4/01/12 .................         3,150,000        3,443,769
                                                                                                                    ---------------
                                                                                                                         20,777,691
                                                                                                                    ---------------
    CALIFORNIA 17.4%
    ABAG 1915 Act Special Assessment,
       Windemere Ranch AD, Series 1, 7.45%, 9/02/30 ............................................        37,535,000       40,158,696
       Windemere Ranch AD 99, Series 1, 6.375%, 9/02/32 ........................................         9,740,000       10,276,187
    Adelanto Water Authority Revenue, Subordinated, Water System Acquisition Project, Series A,
     Pre-Refunded, 7.50%, 9/01/28 ..............................................................        21,330,000       23,784,656
    Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 .........        11,350,000       11,923,515
    Avenal PFAR, Pre-Refunded,
       7.00%, 9/02/10 ..........................................................................           825,000          868,709
       7.25%, 9/02/27 ..........................................................................         3,665,000        3,940,645
    Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 ............         4,340,000        5,218,373
    Calabasas Special Tax, CFD No. 01-1, Refunding, 6.25%, 9/01/31 .............................         5,780,000        5,988,427
    California County Tobacco Securitization Agency Revenue, Asset-Backed, Alameda County,
     5.875%, 6/01/35 ...........................................................................         3,700,000        3,867,462
    California Educational Facilities Authority Revenue, Pooled College and University
     Financing, Series B, 6.125%, 6/01/09 ......................................................            35,000           35,053
    California Health Facilities Financing Authority Revenue, Marshall Medical Center, Series A,
     California Mortgage Insured, 5.00%,
       11/01/24 ................................................................................         2,295,000        2,381,430
       11/01/29 ................................................................................         2,220,000        2,279,518
       11/01/33 ................................................................................         3,130,000        3,225,183
    California Infrastructure and Economic Development Bank Revenue, Department of Social
     Services Administration Building, AMBAC Insured, 5.00%,
       12/01/30 ................................................................................        10,300,000       11,298,276
       12/01/35 ................................................................................        14,110,000       15,426,181
    California State GO,
       5.00%, 2/01/33 ..........................................................................        40,640,000       42,142,867
       Refunding, 5.25%, 4/01/30 ...............................................................         2,500,000        2,654,575
       Refunding, 5.25%, 4/01/32 ...............................................................         2,500,000        2,644,925
       Various Purpose, 5.125%, 11/01/24 .......................................................        18,935,000       20,109,349
       Various Purpose, 5.00%, 8/01/33 .........................................................        25,000,000       26,066,500
    California Statewide CDA Revenue,
       Elder Care Alliance, Series A, 8.25%, 11/15/32 ..........................................        13,090,000       13,836,784
       Eskaton Village Grass Valley, Pre-Refunded, 8.25%, 11/15/31 .............................         3,285,000        3,935,200
       John F. Kennedy University, 6.75%, 10/01/33 .............................................         8,000,000        8,425,200
       Monterey Institute International, 5.50%, 7/01/31 ........................................        13,240,000       13,096,081
       Prospect Sierra School, 6.75%, 9/01/32 ..................................................         6,545,000        6,849,866
       Sutter Health, Series A, 5.00%, 11/15/43 ................................................        25,000,000       25,577,250
    Chula Vista CFD Special Tax,
       No. 07-I, Otay Ranch Village Eleven, 5.875%, 9/01/34 ....................................         3,205,000        3,372,237
       No. 99-1, Otay Ranch Special Assessment 1, Pre-Refunded, 6.10%, 9/01/31 .................         4,890,000        5,493,817


148 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Corona COP, Corona Community Hospital Project,
       ETM, 9.425%, 9/01/06 ....................................................................  $      1,355,000  $     1,395,365
       Pre-Refunded, 9.425%, 9/01/20 ...........................................................         8,820,000       10,826,815
    El Dorado County CFD Special Tax, Promontory Specific, Series No. 2001-1, 6.30%, 9/01/31 ...         3,500,000        3,648,260
    Elk Grove Special Tax, East Franklin Community No. 1-A, Pre-Refunded,
       5.80%, 8/01/25 ..........................................................................         3,745,000        4,012,168
       6.00%, 8/01/33 ..........................................................................         5,435,000        5,837,570
    Emeryville RDA, MFHR, Emery Bay Apartments II,
       Refunding, Series A, 5.85%, 10/01/28 ....................................................        13,530,000       13,495,634
       sub. lien, Refunding, Series B, 6.35%, 10/01/28 .........................................         3,205,000        3,209,904
       sub. lien, Refunding, Series C, 7.875%, 10/01/28 ........................................         1,900,000        1,902,983
    Foothill/Eastern Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, zero cpn., 1/15/22 .....................................        49,115,000       19,611,619
       Capital Appreciation, Refunding, zero cpn., 1/15/31 .....................................         4,000,000          938,520
       Capital Appreciation, Refunding, zero cpn., 1/15/34 .....................................         4,500,000          877,455
       Capital Appreciation, Refunding, zero cpn., 1/15/36 .....................................         4,000,000          690,280
       Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.85% thereafter, 1/15/23 ........        35,000,000       30,680,300
       senior lien, Series A, Pre-Refunded, 6.50%, 1/01/32 .....................................        37,675,000       38,658,694
    Fullerton CFD No. 1 Special Tax, Amerige Heights, 6.20%, 9/01/32 ...........................         3,500,000        3,659,460
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
       Asset-Backed, Series A-3, 7.875%, 6/01/42 ...............................................        10,000,000       12,011,000
       Asset-Backed, Series A-3, Pre-Refunded, 5.50%, 6/01/33 ..................................        20,000,000       22,201,200
       Asset-Backed, Series A-3, Pre-Refunded, 5.50%, 6/01/43 ..................................        20,000,000       22,201,200
       Asset-Backed, Series B, Pre-Refunded, 5.625%, 6/01/38 ...................................        21,000,000       23,476,320
       Enhanced, Asset-Backed, Series A, 5.00%, 6/01/45 ........................................        20,000,000       20,534,800
       Series 2003 A-1, 6.75%, 6/01/39 .........................................................         4,735,000        5,330,900
    Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Ltd. Obligation, Refunding,
     7.00%, 9/02/30 ............................................................................         8,195,000        8,936,074
    Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.95%, 9/01/34 .....................         5,000,000        5,270,500
    Los Angeles MFR, Refunding,
       Series J-1B, 7.125%, 1/01/24 ............................................................           340,000          340,245
       Series J-1C, 7.125%, 1/01/24 ............................................................           860,000          860,619
       Series J-2B, 8.50%, 1/01/24 .............................................................         1,695,000        1,652,286
       Series J-2C, 8.50%, 1/01/24 .............................................................         4,065,000        3,962,562
    Los Angeles Regional Airports Improvement Corp. Lease Revenue,
     a Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 .................        12,000,000        9,281,040
       Facilities Sub-Lease, Los Angeles International, Series A-1, 7.125%, 12/01/24 ...........         2,000,000        2,059,280
       Facilities Sub-Lease, Los Angeles International, Series A-2, 7.50%, 12/01/24 ............        10,000,000       10,541,700
       Refunding, Series C, 7.00%, 12/01/12 ....................................................         6,000,000        6,202,140
       Refunding, Series C, 7.50%, 12/01/24 ....................................................        30,000,000       31,625,100
     a United Airlines, Los Angeles International, Refunding, 6.875%, 11/15/12 .................         9,500,000        8,847,350
    Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30 .............................         4,000,000        4,312,760
    Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ..........................         1,515,000        1,551,375
    Poway USD Special Tax,
       CFD No. 10, Area A, 6.10%, 9/01/31 ......................................................         1,995,000        2,053,753


                                                             Annual Report | 149

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    Poway USD Special Tax, (continued)
       CFD No. 11, Area A, 5.375%, 9/01/28 .....................................................  $      2,965,000  $     3,031,920
       CFD No. 11, Area A, 5.375%, 9/01/34 .....................................................         2,235,000        2,274,269
    Romoland School District Special Tax, CFD 1,
       Improvement Area 1, 5.35%, 9/01/28 ......................................................         7,015,000        7,093,007
       Improvement Area 1, 5.40%, 9/01/36 ......................................................         6,175,000        6,243,543
       Improvement Area 2, 5.35%, 9/01/38 ......................................................         7,900,000        7,900,000
    San Bernardino County Finance Authority Revenue, Public Improvement, AD, Refunding,
     Series A, 7.00%, 9/02/17 ..................................................................           790,000          793,626
    San Francisco City and County RDA Lease Revenue, George R. Moscone Center, zero cpn.,
       7/01/09 .................................................................................         3,750,000        3,309,563
       7/01/10 .................................................................................         4,500,000        3,834,900
       7/01/12 .................................................................................         4,500,000        3,506,805
       7/01/13 .................................................................................         4,250,000        3,168,035
       7/01/14 .................................................................................         2,250,000        1,592,978
    San Francisco Uptown Parking Corp. Parking Revenue, Union Square, MBIA Insured, 6.00%,
     7/01/31 ...................................................................................         8,920,000        9,848,750
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.60% thereafter,
        1/15/16 ................................................................................        22,500,000       20,946,150
       Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.65% thereafter,
        1/15/17 ................................................................................        20,000,000       18,584,000
       junior lien, ETM, zero cpn., 1/01/07 ....................................................         9,400,000        9,136,048
       junior lien, ETM, zero cpn., 1/01/08 ....................................................        10,400,000        9,757,384
       junior lien, ETM, zero cpn., 1/01/09 ....................................................        21,800,000       19,653,136
       junior lien, ETM, zero cpn., 1/01/10 ....................................................        15,000,000       13,040,850
       junior lien, ETM, zero cpn., 1/01/12 ....................................................        30,100,000       24,033,044
       junior lien, ETM, zero cpn., 1/01/24 ....................................................        52,700,000       23,754,525
       junior lien, ETM, zero cpn., 1/01/25 ....................................................        45,200,000       19,411,592
       junior lien, ETM, zero cpn., 1/01/26 ....................................................       131,900,000       53,428,733
       junior lien, ETM, zero cpn., 1/01/27 ....................................................       139,100,000       53,507,597
       senior lien, 5.00%, 1/01/33 .............................................................        11,930,000       11,289,240
       senior lien, Refunding, Series A, zero cpn., 1/15/23 ....................................        20,000,000       18,253,600
       senior lien, Refunding, Series A, zero cpn., 1/15/24 ....................................        20,000,000       18,221,200
    Saugus USD Special Tax, 6.00%, 9/01/33 .....................................................         3,150,000        3,320,730
    Stockton CFD Special Tax, Spanos Park West, 6.375%, 9/01/32 ................................         4,100,000        4,803,068
    Stockton Improvement Bond Revenue, 1915 Act, Ltd. Obligation, Mosher AD 02, 6.30%,
     9/02/33 ...................................................................................         6,000,000        6,194,220
    Upland CFD Special Tax, 2003-2 San Antonio Improvement, Series 1-A, 6.00%, 9/01/34 .........         6,520,000        6,799,252
    West Sacramento Special Tax, CFD No. 16, 6.00%, 9/01/33 ....................................         3,000,000        3,117,210
                                                                                                                    ---------------
                                                                                                                      1,047,423,168
                                                                                                                    ---------------
    COLORADO 2.2%
    Colorado Health Facilities Authority Revenue, Volunteers of America Care Facilities,
     Refunding and Improvement, Series A,
       5.45%, 7/01/08 ..........................................................................           710,000          710,937
       5.75%, 7/01/20 ..........................................................................         3,000,000        3,070,410
       5.875%, 7/01/28 .........................................................................         2,990,000        2,998,312


150 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    COLORADO (CONTINUED)
    Denver City and County Airport Revenue,
       Refunding, Series B, 5.50%, 11/15/33 ....................................................    $  20,000,000   $    20,413,200
       Series D, 7.75%, 11/15/13 ...............................................................          500,000           574,370
  a Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
     Series A, 6.875%, 10/01/32 ................................................................       11,760,000        11,867,604
    Denver Health and Hospital Authority Healthcare Revenue, Refunding, Series A, 6.25%,
     12/01/33 ..................................................................................        4,000,000         4,400,880
    E-470 Public Highway Authority Revenue, Capital Appreciation,
       Series A, MBIA Insured, zero cpn., 9/01/28 ..............................................       15,000,000         5,345,400
       Series B, MBIA Insured, zero cpn., 9/01/29 ..............................................       10,000,000         3,084,000
       Series B, MBIA Insured, zero cpn., 9/01/30 ..............................................       17,300,000         5,024,612
       Series B, MBIA Insured, zero cpn., 9/01/31 ..............................................       10,000,000         2,730,900
    Eagle County Airport Terminal Corp. Revenue,
       7.50%, 5/01/21 ..........................................................................        1,785,000         1,807,937
       Series A, 7.00%, 5/01/21 ................................................................          850,000           894,489
       Series A, 7.125%, 5/01/31 ...............................................................        1,705,000         1,801,435
    Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding,
     6.95%, 8/01/19 ............................................................................       41,200,000        43,551,696
    Littleton MFHR, Riverpoint, Refunding, Series C, 8.00%, 12/01/29 ...........................        2,795,000         2,932,905
    McKay Landing Metropolitan District No. 002 GO,
       Ltd. Tax, 7.50%, 12/01/19 ...............................................................        3,190,000         3,443,797
       Refunding, Subordinated, Series A, 7.50%, 12/01/34 ......................................        2,000,000         2,081,060
    Saddle Rock South Metropolitan District No. 2 GO, Ltd. Mill Levy Obligation, 7.20%,
     12/01/19 ..................................................................................          450,000           481,460
    Saddle Rock South Metropolitan District No. 3 GO, Ltd. Mill Levy Obligation, 7.35%,
     12/01/19 ..................................................................................        3,190,000         3,417,096
    University of Colorado Hospital Authority Revenue, Series A, 5.60%, 11/15/31 ...............        9,000,000         9,381,960
    Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, 8.50%, 6/01/31 ........        3,000,000         3,065,250
                                                                                                                    ---------------
                                                                                                                        133,079,710
                                                                                                                    ---------------
    CONNECTICUT 1.8%
    Connecticut State Development Authority PCR,
       Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 ........................       53,825,000        57,306,939
       Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 .................       12,500,000        13,276,875
    Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
     Project, 6.15%, 4/01/35 ...................................................................        3,000,000         3,111,480
    Connecticut State Health and Educational Facilities Authority Revenue,
       Sacred Heart University, Series C, 6.50%, 7/01/16 .......................................          420,000           431,147
       Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 .........................        1,580,000         1,626,942
       St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ................................        5,650,000         5,462,590
       Windham Community Memorial Hospital, Series C, 6.00%, 7/01/11 ...........................        1,200,000         1,227,420
    Connecticut State HFAR, Housing Mortgage Finance Program, Series C-1, 6.30%, 11/15/17 ......       19,995,000        20,456,884
    Greater New Haven Water Pollution Control Authority Regional Water Revenue, Refunding,
     Series A, MBIA Insured, 5.00%, 8/15/35 ....................................................        6,735,000         7,127,179
                                                                                                                    ---------------
                                                                                                                        110,027,456
                                                                                                                    ---------------


                                                             Annual Report | 151

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    FLORIDA 7.7%
    Beacon Tradeport CDD Special Assessment, Commercial Project, Series A, Pre-Refunded,
       6.00%, 5/01/16 ..........................................................................    $  26,130,000   $    28,211,254
       6.20%, 5/01/22 ..........................................................................       23,590,000        26,524,832
    Brighton Lakes CDD Special Assessment, Series B, 7.625%, 5/01/31 ...........................        3,215,000         3,468,342
    Brooks of Bonita Springs CDD Capital Improvement Revenue,
       6.85%, 5/01/31 ..........................................................................        1,420,000         1,508,494
       Series A, 6.20%, 5/01/19 ................................................................        6,625,000         6,771,545
    Brooks of Bonita Springs II CDD Capital Improvement Revenue, Series A, 7.00%, 5/01/31 ......       12,130,000        12,780,168
    Capital Region CDD Capital Improvement Revenue, Series A-2, 6.85%, 5/01/31 .................        2,395,000         2,566,458
    Championsgate CDD Capital Improvement Revenue, Series A, 6.25%, 5/01/20 ....................        2,715,000         2,779,454
    Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.375%,
     8/15/32 ...................................................................................       10,550,000        11,324,792
    East Homested CDD Special Assessment Revenue, 5.45%, 5/01/36 ...............................        1,500,000         1,520,910
    Falcon Trace CDD Special Assessment, 6.00%, 5/01/20 ........................................        3,690,000         3,789,925
    Fleming Plantation CDD Special Assessment, Series B, 7.375%, 5/01/31 .......................        9,900,000        10,648,539
    Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series D,
     6.00%, 6/01/23 ............................................................................        5,000,000         6,194,150
    Gateway Services District Water Management Benefit Tax Revenue, Second Assessment Area,
     Phase One, 8.00%, 5/01/20 .................................................................        3,755,000         3,809,635
    Groves CDD Special Assessment Revenue,
       Series A, 7.75%, 5/01/32 ................................................................        1,770,000         1,778,868
       Series B, 7.625%, 5/01/08 ...............................................................        3,400,000         3,394,220
    Halifax Hospital Medical Center Hospital Revenue, Series A, 7.25%,
       10/01/24 ................................................................................        4,700,000         5,307,898
       10/01/29 ................................................................................        1,400,000         1,566,838
    Heritage Harbor CDD Special Assessment Revenue, Series A, 6.70%, 5/01/19 ...................        1,500,000         1,530,555
    Hillsborough County IDAR, Refunding, Series B, 5.25%,
       10/01/28 ................................................................................        1,500,000         1,560,750
       10/01/34 ................................................................................        7,250,000         7,534,272
    Indian Trace CDD, GO, Water Management Special Benefit, Refunding, Sub Series B, 8.25%,
     5/01/11 ...................................................................................       12,760,000        13,826,864
    Indian Trace CDD Special Assessment, Isles at Weston Project, 5.50%, 5/01/33 ...............        3,000,000         3,030,810
    Indian Trail ID, GO, Water Control and Improvement, Unit Development 18,
       ETM, 6.875%, 8/01/10 ....................................................................          715,000           770,634
       Pre-Refunded, 7.00%, 8/01/20 ............................................................        2,445,000         2,768,840
       Pre-Refunded, 7.25%, 8/01/31 ............................................................        5,725,000         6,535,030
    Indigo CDD Capital Improvement Revenue, Refunding,
       Series A, 7.00%, 5/01/31 ................................................................          940,000           960,614
       Series C, 7.00%, 5/01/30 ................................................................        4,860,000         4,966,580
    Islands at Doral CDD Special Assessment, 6.125%, 5/01/24 ...................................        1,935,000         2,032,311
    Lake Ashton CDD Revenue, Series A, 7.40%, 5/01/32 ..........................................        1,670,000         1,782,174
    Lakeland Retirement Community Revenue, first mortgage, Carpenters Home, Refunding,
     Series A, 6.75%, 1/01/19 ..................................................................       14,360,000        15,022,858
    Lakeside Plantation CDD Capital Improvement Revenue, 7.00%, 5/01/07 ........................          238,402           238,371
    Lakewood Ranch CDD No. 2 Benefit Special Assessment, Series A, 8.125%, 5/01/17 .............        2,610,000         2,645,627
    Lakewood Ranch CDD No. 3 Special Assessment Revenue, 7.625%, 5/01/18 .......................          460,000           470,391


152 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Lee County Transportation Facilities Revenue, Sanibel Bridges and Causeway, Series B,
     CIFG Insured, 5.00%, 10/01/30 .............................................................    $  11,505,000   $    12,205,654
    Mediterra North CDD Capital Improvement Revenue, Series A, 6.80%, 5/01/31 ..................        8,440,000         9,072,325
    Mediterra South CDD Capital Improvement Revenue,
       6.85%, 5/01/31 ..........................................................................        2,640,000         2,810,623
       Series B, 6.95%, 5/01/31 ................................................................        7,390,000         7,736,221
    Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A, MBIA Insured,
     5.00%, 6/01/32 ............................................................................       14,000,000        14,653,100
    Miami-Dade County Stormwater Utility Revenue, MBIA Insured, 5.00%, 4/01/26 .................        5,750,000         6,089,595
    Midtown Miami Community Development Special Assessment Revenue,
       Series A, 6.25%, 5/01/37 ................................................................        7,500,000         8,002,275
       Series B, 6.50%, 5/01/37 ................................................................        4,000,000         4,341,920
    Mount Dora Country Club CDD Special Assessment Revenue, 7.75%, 5/01/13 .....................          540,000           544,482
    North Springs ID Special Assessment Revenue, Parkland Isles Project, Series A, 7.00%,
     5/01/19 ...................................................................................          865,000           884,272
    Northern Palm Beach County ID Revenue, Water Control and Improvement, Unit Development
     No. 43, 6.10%, 8/01/21 ....................................................................        2,675,000         2,797,274
    Northwood CDD Special Assessment Revenue, Series B, 7.60%, 5/01/17 .........................        1,220,000         1,220,988
    Oakstead CDD Revenue, Capital Improvement, Series A, 7.20%, 5/01/32 ........................        3,300,000         3,525,786
    Orange County Health Facilities Authority Revenue, Hospital,
       Adventist Health System Inc., 5.625%, 11/15/32 ..........................................       10,000,000        10,712,000
       Orlando Regional Healthcare, 5.75%, 12/01/32 ............................................       15,000,000        16,810,050
    Orange County Tourist Development Tax Revenue, Refunding, AMBAC Insured, 5.00%, 10/01/29 ...       13,925,000        14,728,055
    Parklands West CDD Revenue, Special Assessment, Series A, 6.90%, 5/01/32 ...................        2,890,000         3,071,174
    Parkway Center CDD Special Assessment, Mandatory Put 8/11/04, Series A, 8.25%, 5/01/31 .....        1,383,190         1,395,597
    Pelican Marsh CDD Special Assessment Revenue,
       Series A, 7.10%, 5/01/20 ................................................................        3,490,000         3,730,601
       Series A, 7.20%, 5/01/31 ................................................................        6,390,000         6,848,994
       Series B, 6.90%, 5/01/11 ................................................................        2,770,000         2,827,561
       Series C, 7.00%, 5/01/19 ................................................................       10,805,000        11,182,959
       Series D, 6.95%, 5/01/19 ................................................................        3,740,000         3,866,636
    Piney-Z CDD Capital Improvement Revenue, Series A, 7.25%, 5/01/19 ..........................          700,000           724,500
    Poinciana CDD Special Assessment, Series A, 7.125%, 5/01/31 ................................       10,290,000        10,972,124
    Reserve CDD Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 .............        1,950,000         1,971,879
    Reserve CDD No. 2 Capital Improvement Revenue, 7.125%, 5/01/30 .............................        3,645,000         3,770,862
    Reserve CDD Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%, 12/01/22 ..        3,865,000         4,027,639
    River Place St. Lucie CDD Special Assessment Revenue,
       Series A, 7.625%, 5/01/21 ...............................................................        1,175,000         1,246,475
       Series A, 7.625%, 5/01/30 ...............................................................        1,590,000         1,687,865
       Series B, 7.25%, 5/01/10 ................................................................          970,000           987,043
    Riverwood CDR, Special Assessment Revenue, Series A, 7.75%, 5/01/14 ........................          690,000           735,278
    Sampson Creek CDD Capital Improvement Revenue, Series A, 6.95%, 5/01/31 ....................        2,860,000         2,981,979
    Somerset County Revenue, Somerset CDD, 5.30%, 5/01/37 ......................................        8,170,000         8,107,745
    South-Dade Venture CDD Special Assessment Revenue, 6.00%, 5/01/24 ..........................        2,820,000         2,965,738


                                                             Annual Report | 153

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    St. Lucie West Services District Capital Improvement Revenue, Cascades Project, 6.10%,
     5/01/18 ...................................................................................    $   2,095,000   $     2,149,596
    St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water
     Management Benefit, Refunding, Series B,
       6.00%, 5/01/09 ..........................................................................          675,000           679,401
       6.25%, 5/01/25 ..........................................................................        5,080,000         5,308,956
    Stonegate CDD Special Assessment Revenue, 6.00%, 5/01/24 ...................................        2,235,000         2,324,177
    Stoneybrook West CDD Special Assessment Revenue, Series A, 7.00%, 5/01/32 ..................        2,990,000         3,168,054
    Tara CDD No. 1 Capital Improvement Revenue, Series A, 7.15%, 5/01/31 .......................        1,350,000         1,436,117
    University of Central Florida Assn. Inc. COP, Series A, FGIC Insured, 5.00%, 10/01/35 ......        9,190,000         9,573,039
    Venetian CDD Capital Improvement Revenue, Series A, 6.75%, 5/01/34 .........................        8,565,000         9,184,078
    Verandah West CDD Revenue, Series A, 6.625%, 5/01/33 .......................................        8,795,000         9,231,408
    Village CDD No. 4 Special Assessment Revenue, 7.20%, 5/01/31 ...............................        7,045,000         7,665,171
    Village Center CDD Recreational Revenue,
       Sub Series B, 6.30%, 1/01/07 ............................................................          630,000           633,175
       Sub Series B, 6.25%, 1/01/13 ............................................................        6,110,000         6,411,528
       Sub Series B, 8.25%, 1/01/17 ............................................................        1,940,000         2,030,617
       Sub Series C, 7.375%, 1/01/19 ...........................................................        2,205,000         2,341,049
    Vista Lake CDD Capital Improvement Revenue, Series A, 7.20%, 5/01/32 .......................        2,715,000         2,883,113
    Waterchase CDD Capital Improvement Revenue, Series A, 6.70%, 5/01/32 .......................        2,895,000         3,111,314
    Waterlefe CDD Capital Improvement Revenue, Series A, 6.95%, 5/01/31 ........................        1,190,000         1,273,836
    Waters Edge CDD Capital Improvement Revenue, 5.30%, 5/01/36 ................................        2,000,000         2,023,360
    Westchase East CDD Capital Improvement Revenue, 7.10%, 5/01/21 .............................        1,445,000         1,531,397
                                                                                                                    ---------------
                                                                                                                        461,819,658
                                                                                                                    ---------------
    GEORGIA 2.4%
    Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
       Series C, FSA Insured, 5.00%, 1/01/33 ...................................................       36,000,000        37,592,280
       Series J, FSA Insured, 5.00%, 1/01/29 ...................................................       16,445,000        17,257,548
    Atlanta Water and Wastewater Revenue, FSA Insured, 5.00%, 11/01/34 .........................       33,890,000        35,488,591
    Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%,
     12/01/28 ..................................................................................        1,470,000         1,354,928
    Floyd County Development Authority Environmental Improvement Revenue,
     Dates-Temple-Inland, 5.70%, 12/01/15 ......................................................        1,575,000         1,659,719
    Forsyth County Hospital Authority Revenue, Anticipation Certificate, Georgia Baptist Health
     Care System Project, ETM,
       6.25%, 10/01/18 .........................................................................        6,000,000         6,933,660
       6.375%, 10/01/28 ........................................................................        8,000,000        10,144,640
    Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
     MBIA Insured, 5.00%, 7/01/34 ..............................................................       26,145,000        27,465,323
    McDuffie County Development Authority Waste Disposal Revenue, Temple-Inland Forest
     Products, 6.95%, 12/01/23 .................................................................        5,120,000         5,694,822
                                                                                                                    ---------------
                                                                                                                        143,591,511
                                                                                                                    ---------------


154 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    HAWAII 0.9%
    Hawaii State Department of Transportation Special Facilities Revenue, Continental Airlines
     Inc. Project, Refunding, 7.00%, 6/01/20 ...................................................    $   4,090,000   $     4,069,019
    Honolulu City and County GO, Series A, MBIA Insured, 5.00%,
       7/01/26 .................................................................................       12,020,000        12,755,143
       7/01/27 .................................................................................       12,640,000        13,382,979
    Honolulu City and County Wastewater System Revenue, Senior Series A, FGIC Insured, 5.00%,
     7/01/30 ...................................................................................       20,425,000        21,593,310
                                                                                                                    ---------------
                                                                                                                         51,800,451
                                                                                                                    ---------------
    IDAHO 0.3%
    Nez Perce County PCR,
       Potlatch 84, 7.00%, 12/01/14 ............................................................        2,500,000         2,802,025
       Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 ......................................       17,500,000        17,880,975
                                                                                                                    ---------------
                                                                                                                         20,683,000
                                                                                                                    ---------------
    ILLINOIS 2.7%
    Antioch Village Special Service Area No. 1 Special Tax, Deercrest Project, 6.625%,
     3/01/33 ...................................................................................        3,350,000         3,531,972
    Antioch Village Special Service Area No. 2 Special Tax, Clublands Project, 6.625%,
     3/01/33 ...................................................................................        5,544,000         5,845,150
    Bolingbrook Special Service Area No. 1 Special Tax, Augusta Village Project,
       6.25%, 3/01/32 ..........................................................................        3,655,000         3,715,125
       6.75%, 3/01/32 ..........................................................................        5,454,000         5,785,276
    Bolingbrook Special Service Area No. 2 Special Tax, Bloomfield West Project, Series A,
       6.625%, 3/01/31 .........................................................................        4,422,000         4,603,567
       7.00%, 3/01/31 ..........................................................................        4,880,000         5,182,267
    Bolingbrook Special Service Area No. 3 Special Tax, Lakewood Ridge Project, 7.05%,
     3/01/31 ...................................................................................        5,877,000         6,282,572
    Bryant PCR, Central Illinois Light Co. Project, Refunding, MBIA Insured, 5.90%, 8/01/23 ....       11,000,000        11,015,510
    Cary Special Tax,
       Special Service Area No. 1 Cambria, Series A, 7.625%, 3/01/30 ...........................        3,489,000         3,809,151
       Special Service Area No. 2 Foxford Hill, 7.50%, 3/01/30 .................................        5,400,000         5,871,582
    Gilberts Special Service Area No. 9 Special Tax, Big Timber Project, Pre-Refunded, 7.75%,
     3/01/27 ...................................................................................        6,000,000         7,247,820
    Illinois Health Facilities Authority Revenue,
       Rush Presbyterian Hospital, Refunding, Series A, MBIA Insured, 6.25%, 11/15/20 ..........        9,000,000         9,331,380
       Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 ...................        3,370,000         3,502,845
       St. Elizabeth's Hospital, Pre-Refunded, 6.25%, 7/01/16 ..................................        1,215,000         1,250,526
       St. Elizabeth's Hospital, Pre-Refunded, 6.375%, 7/01/26 .................................        6,695,000         6,893,440
       Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 ..........................        8,595,000         8,670,808
    Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
     Convention Center,
       ETM, 7.00%, 7/01/26 .....................................................................        7,500,000         9,998,700
       Pre-Refunded, 6.25%, 7/01/17 ............................................................       11,000,000        11,323,510
    Minooka Special Assessment, Improvement Prairie Ridge Project, 6.875%, 3/01/33 .............        3,000,000         3,214,860
    Montgomery Special Assessment, Improvement, Lakewood Creek Project, 7.75%, 3/01/30 .........        4,826,000         5,303,774


                                                             Annual Report | 155

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    ILLINOIS (CONTINUED)
    Plano Special Service Area No. 2 Special Tax, Lakewood Springs Project, Series B, 6.375%,
     3/01/34 ...................................................................................    $   8,000,000   $     8,289,920
    Southwestern Development Authority Revenue, Anderson Hospital, 5.625%, 8/15/29 .............        2,425,000         2,501,412
    Wauconda Special Service Area No. 1 Special Tax, Liberty Lakes Project,
       6.00%, 3/01/33 ..........................................................................        4,500,000         4,459,005
       6.625%, 3/01/33 .........................................................................        5,280,000         5,566,809
    Wonder Lake Special Services Area No. 2 Special Tax, Neumann Homes Project, 6.125%,
     3/01/35 ...................................................................................        9,500,000         9,586,925
    Yorkville United City Special Service Area Special Tax,
       No. 04, MPI Grande Reserve Project, Series 104, 6.375%, 3/01/34 .........................        4,400,000         4,579,696
       No. 2003, Windett Ridge Project, Series 101, 6.875%, 3/01/33 ............................        3,851,000         4,126,809
                                                                                                                    ---------------
                                                                                                                        161,490,411
                                                                                                                    ---------------
    INDIANA 1.6%
    Goshen Industrial Revenue, Greencroft Hospital Assn. Inc., Refunding, 5.75%,
       8/15/19 .................................................................................        3,000,000         3,011,550
       8/15/28 .................................................................................        5,000,000         5,003,700
    Indiana Health and Educational Facility Financing Authority Revenue, Baptist Homes of
     Indiana, Refunding, 5.25%, 11/15/35 .......................................................       12,000,000        12,098,880
    Indiana Health Facility Financing Authority Hospital Revenue,
       Community Foundation Northwest Indiana, Series A, 6.375%, 8/01/31 .......................       48,500,000        51,468,200
       Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 .....................        1,500,000         1,550,535
       6.25%, 3/01/25 ..........................................................................        3,200,000         3,421,408
       6.00%, 3/01/34 ..........................................................................       12,000,000        12,660,720
    Indiana State Development Finance Authority Environmental Revenue, USX Corp. Project,
     Refunding, 5.60%, 12/01/32 ................................................................        8,200,000         8,504,548
                                                                                                                    ---------------
                                                                                                                         97,719,541
                                                                                                                    ---------------
    KANSAS 0.2%
    Wyandotte County City Unified Government Utility System Revenue, Improvement, Series B,
     FSA Insured, 5.00%, 9/01/32 ...............................................................       10,000,000        10,522,800
                                                                                                                    ---------------
    KENTUCKY 2.0%
  a Kenton County Airport Board Airport Revenue, Special Facilities, Delta Airlines Inc.
     Project,
       Series A, 7.50%, 2/01/12 ................................................................        7,050,000         4,848,708
       Series A, 7.50%, 2/01/20 ................................................................       35,275,000        24,100,233
       Series A, 7.125%, 2/01/21 ...............................................................       28,830,000        19,309,469
       Series A, 6.125%, 2/01/22 ...............................................................       12,940,000         8,156,599
       Series B, 7.25%, 2/01/22 ................................................................        5,315,000         3,559,349
    Kentucky Economic Development Finance Authority Health System Revenue, Norton
     Healthcare Inc., Series C, MBIA Insured,
       6.10%, 10/01/22 .........................................................................       15,975,000        18,334,827
       6.15%, 10/01/27 .........................................................................       10,000,000        11,488,500
    Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
     Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ..............        6,835,000         6,579,166
    Maysville Solid Waste Disposal Facilities Revenue, Inland Container Corp. Project,
     Refunding, 6.90%, 9/01/22 .................................................................       16,000,000        17,751,200


156 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    KENTUCKY (CONTINUED)
    Powderly Industrial Development First Mortgage Revenue, Kroger Co., Refunding, 7.375%,
     9/01/06 ...................................................................................    $     130,000   $       130,320
    Russell Health System Revenue, Pre-Refunded, 8.10%, 7/01/15 ................................        6,195,000         6,401,814
                                                                                                                    ---------------
                                                                                                                        120,660,185
                                                                                                                    ---------------
    LOUISIANA 1.2%
    Beauregard Parish Revenue, Boise Cascade Corporate Project, Refunding, 6.80%, 2/01/27 ......       13,990,000        15,180,969
    Louisiana Public Facilities Authority Revenue, FHA Insured Mortgage, Baton Rouge General,
     MBIA Insured, 5.25%, 7/01/33 ..............................................................       32,240,000        34,200,837
    Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 .....        4,850,000         4,879,828
    West Feliciana Parish PCR, Entergy Gulf States Project, Refunding, Series B, 6.60%,
     9/01/28 ...................................................................................       20,750,000        20,902,512
                                                                                                                    ---------------
                                                                                                                         75,164,146
                                                                                                                    ---------------
    MAINE 0.6%
    Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 .......................        4,800,000         4,878,048
    Skowhegan PCR, S.D. Warren Co.,
       Series A, 6.65%, 10/15/15 ...............................................................       24,570,000        24,926,265
       Series B, 6.65%, 10/15/15 ...............................................................        4,940,000         5,011,630
                                                                                                                    ---------------
                                                                                                                         34,815,943
                                                                                                                    ---------------
    MARYLAND 0.6%
    Gaithersburg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
     Improvement, Series B, ETM, 8.50%, 9/01/07 ................................................        2,290,000         2,368,845
    Maryland State CDA Department of Housing and CDR, Housing, Series A, 5.875%, 7/01/16 .......        2,270,000         2,335,626
    Maryland State EDC Revenue, Chesapeake Bay, senior lien, Series B,
       7.50%, 12/01/14 .........................................................................        1,915,000         2,041,026
       7.625%, 12/01/22 ........................................................................        6,740,000         7,197,511
       7.75%, 12/01/31 .........................................................................       16,160,000        17,178,565
    Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project, Series B,
     ETM, 8.50%, 9/01/07 .......................................................................        3,820,000         3,970,584
                                                                                                                    ---------------
                                                                                                                         35,092,157
                                                                                                                    ---------------
    MASSACHUSETTS 1.1%
    Massachusetts Bay Transportation Authority Revenue, General Transportation System, Series A,
     7.00%, 3/01/21 ............................................................................        2,000,000         2,492,880
    Massachusetts Health and Educational Facilities Authority Revenue, Lahey Clinic Medical
     Center, Series B, FGIC Insured, 5.00%, 8/15/30 ............................................       12,460,000        13,062,067
    Massachusetts State Development Finance Agency Resource Recovery Revenue, Waste
     Management Inc. Project, Mandatory Put 12/01/09, Series A, 6.90%, 12/01/29 ................        3,000,000         3,286,410
    Massachusetts State Development Finance Agency Revenue,
       Berkshire Retirement Project, first mortgage, 5.60%, 7/01/19 ............................        1,030,000         1,047,922
       Berkshire Retirement Project, first mortgage, 5.625%, 7/01/29 ...........................        1,620,000         1,648,755
       Loomis Community Project, first mortgage, Refunding, Series A, 5.625%, 7/01/15 ..........        1,850,000         1,879,248
       Loomis Community Project, first mortgage, Refunding, Series A, 5.75%, 7/01/23 ...........        3,500,000         3,551,800


                                                             Annual Report | 157

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State Health and Educational Facilities Authority Revenue, St. Memorial
     Medical Center, Refunding, Series A,
       5.75%, 10/01/06 .......................................................................    $    875,000    $    875,893
       6.00%, 10/01/23 .......................................................................       6,235,000       6,242,420
  a Massachusetts State Industrial Finance Agency Solid Waste Disposal Revenue, Massachusetts
     Paper Co. Project, senior lien, 8.50%, 11/01/12 .........................................      39,820,661          99,552
    Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A,
     FSA Insured, 5.00%, 8/15/30 .............................................................      31,950,000      33,823,867
                                                                                                                  ------------
                                                                                                                    68,010,814
                                                                                                                  ------------
    MICHIGAN 3.0%
    Delta County EDC Environmental Improvement Revenue, Mead Escanaba Paper, Series A,
     Pre-Refunded, 6.25%, 4/15/27 ............................................................      10,500,000      12,002,550
    Garden City Hospital Financing Authority Hospital Revenue, Refunding,
       5.625%, 9/01/10 .......................................................................       1,640,000       1,659,368
       5.75%, 9/01/17 ........................................................................       1,000,000         988,420
    Gaylord Hospital Finance Authority Ltd. Obligation Revenue, Otsego Memorial Hospital,
     Refunding, 6.50%,
       1/01/31 ...............................................................................       1,000,000       1,007,220
       1/01/37 ...............................................................................       1,000,000       1,005,210
    Michigan State Building Authority Revenue, Facilities Program, Refunding,
       Series I, AMBAC Insured, 5.00%, 10/15/33 ..............................................      12,000,000      12,645,720
       Series II, MBIA Insured, 5.00%, 10/15/29 ..............................................      16,585,000      17,408,445
    Michigan State Hospital Finance Authority Revenue,
       Ascension Health Credit, Series A, MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 .......      18,000,000      19,744,200
       Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 ..........       7,500,000       7,517,175
       Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 ..........      30,205,000      30,287,158
       Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%, 8/15/23 ..........         500,000         475,760
       Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 .....................         500,000         462,305
       Marquette, 5.00%, 5/15/34 .............................................................       6,000,000       6,039,180
       Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 ................................       1,000,000       1,052,670
       Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.75%, 8/15/16 ...................       7,310,000       7,431,711
       Sinai Hospital, Refunding, 6.625%, 1/01/16 ............................................       2,990,000       3,033,953
       Sinai Hospital, Refunding, 6.70%, 1/01/26 .............................................       7,250,000       7,331,853
    Michigan State Strategic Fund Ltd. Obligation Revenue, Detroit Edison Co. Pollution
     Control Project, Refunding, Series C, 5.45%, 9/01/29 ....................................      11,000,000      11,552,750
    Midland County EDR, Refunding, Series A, 6.875%, 7/23/09 .................................      35,000,000      34,752,550
    Tawas City Hospital Finance Authority Revenue, Tawas St. Joseph's Hospital Project,
     Series A, ETM, 5.60%, 2/15/13 ...........................................................       1,420,000       1,509,900
                                                                                                                  ------------
                                                                                                                   177,908,098
                                                                                                                  ------------
    MINNESOTA 1.9%
    Hubbard County Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.25%, 8/01/14 ......       9,000,000      10,131,660
    Mahtomedi Senior Housing Revenue, St. Andrews Village Project, Refunding, 5.75%,
     12/01/40 ................................................................................       5,000,000       4,954,900
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Refunding,
       Sub Series A, AMBAC Insured, 5.00%, 1/01/29 ...........................................       5,000,000       5,250,800
       Sub Series C, FGIC Insured, 5.00%, 1/01/31 ............................................      21,185,000      22,168,408


158 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
  a Minneapolis and St. Paul Metropolitan Airports Commission Special Facilities Revenue,
     Northwest Airlines Inc. Project,
       Refunding, 7.375%, 4/01/25 ........................................................        $  5,000,000    $  3,385,600
       Series A, 7.00%, 4/01/25 ..........................................................           6,000,000       4,070,820
    Minneapolis Health Care Facility Revenue,
       Augustana Chapel View Homes, Series D, 5.875%, 6/01/35 ............................           5,075,000       5,130,368
       Fairview Health Services, Series A, Pre-Refunded, 5.625%, 5/15/32 .................          18,380,000      20,556,192
       Jones-Harrison Residence Project, 5.70%, 10/01/35 .................................           1,000,000       1,000,500
    Minneapolis Health Care Revenue, Fairview Health Services, AMBAC Insured, 5.00%,
     11/15/30 ............................................................................           8,200,000       8,684,210
    Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
       Refunding, Series A, 6.375%, 11/15/29 .............................................             175,000         195,043
       Series A, Pre-Refunded, 6.375%, 11/15/29 ..........................................           6,325,000       7,139,533
    Minnesota State HFAR, Rental Housing, Refunding, Series D, MBIA Insured, 5.95%,
     2/01/18 .............................................................................             380,000         382,204
    Minnesota State Municipal Power Agency Electric Revenue, 5.00%, 10/01/35 .............           5,000,000       5,157,250
    Roseville MFHR, Rosepointe I Project, Refunding, Series C, 8.00%, 12/01/29 ...........           3,195,000       3,355,261
    St. Paul Housing and RDA Hospital Revenue, Healtheast Project, 6.00%, 11/15/35 .......          10,000,000      10,825,900
    St. Paul Housing and RDA Tax Increment Revenue, Energy Park Project, Series A, 8.625%,
       9/01/07 ...........................................................................             390,000         393,397
                                                                                                                  ------------
                                                                                                                   112,782,046
                                                                                                                  ------------
    MISSISSIPPI 0.5%
    Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 .......          33,295,000      33,601,980
                                                                                                                  ------------
    MISSOURI 0.6%
    Lake of the Ozarks Community Board Corp. Bridge System Revenue,
       Pre-Refunded, 6.25%, 12/01/16 .....................................................           1,000,000       1,039,600
       Pre-Refunded, 6.40%, 12/01/25 .....................................................           3,000,000       3,126,210
       Refunding, 5.25%, 12/01/20 ........................................................           8,350,000       8,173,231
    St. Louis County IDA Industrial Revenue, Kiel Center, Refunding,
       7.625%, 12/01/09 ..................................................................           6,700,000       6,760,635
       7.75%, 12/01/13 ...................................................................           5,175,000       5,222,558
       7.875%, 12/01/24 ..................................................................           6,000,000       6,055,740
    West Plains IDA Hospital Revenue, Ozarks Medical Center,
       6.30%, 11/15/11 ...................................................................             780,000         816,309
       6.75%, 11/15/24 ...................................................................           1,870,000       1,934,197
       Refunding, 5.50%, 11/15/12 ........................................................             500,000         504,110
                                                                                                                  ------------
                                                                                                                    33,632,590
                                                                                                                  ------------
    MONTANA 0.2%
    Forsyth PCR, Puget Sound Energy, Refunding, Series A, AMBAC Insured, 5.00%, 3/01/31 ..          10,220,000      10,749,089
                                                                                                                  ------------
    NEBRASKA 0.0% b
    Scotts Bluff County Hospital Authority No. 1 Hospital Revenue, Regional West Medical
     Center, 6.375%, 12/15/08 ............................................................             920,000         921,463
                                                                                                                  ------------


                                                             Annual Report | 159

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    NEVADA 3.1%
    Clark County ID Special Assessment,
       Local Improvement, Summerlin, No. 151, 5.00%, 8/01/20 ...............................      $    765,000    $    770,439
       Local Improvement, Summerlin, No. 151, 5.00%, 8/01/25 ...............................         2,405,000       2,422,099
       Special ID No. 132, Local Improvement, 6.875%, 2/01/21 ..............................         3,890,000       4,032,102
       Special ID No. 142, Local Improvement, 6.375%, 8/01/23 ..............................         4,200,000       4,318,734
    Clark County IDR, Nevada Power Co. Project, Refunding, Series B, 5.90%, 10/01/30 .......         5,125,000       5,125,410
    Director of the State Department of Business and Industry Revenue, Las Vegas Monorail
     Project, second tier,
       7.25%, 1/01/23 ......................................................................         8,000,000       8,341,200
       7.375%, 1/01/30 .....................................................................         9,000,000       9,380,250
       7.375%, 1/01/40 .....................................................................        49,750,000      51,608,162
    Henderson Health Care Facility Revenue, Catholic Healthcare West, Series A, 5.625%,
     7/01/24 ...............................................................................         7,000,000       7,511,280
    Henderson Local ID Special Assessment,
       No. T-2, 9.50%, 8/01/11 .............................................................           585,000         586,661
       No. T-4C, Green Valley, Refunding, Series A, 5.90%, 11/01/18 ........................         3,085,000       3,180,604
       No. T-12, Series A, 7.375%, 8/01/18 .................................................        40,175,000      42,722,497
       No. T-16, 4.90%, 3/01/16 ............................................................         1,390,000       1,396,547
       No. T-16, 5.00%, 3/01/18 ............................................................         1,000,000       1,005,210
       No. T-16, 5.00%, 3/01/19 ............................................................         1,000,000       1,002,600
       No. T-16, 5.10%, 3/01/22 ............................................................         1,500,000       1,510,380
       No. T-16, 5.125%, 3/01/25 ...........................................................         1,580,000       1,584,756
       No. T-17, 5.00%, 9/01/15 ............................................................           720,000         732,521
       No. T-17, 5.00%, 9/01/16 ............................................................           740,000         747,829
       No. T-17, 5.00%, 9/01/25 ............................................................         1,400,000       1,396,542
    Las Vegas Local Improvement Bonds Special Assessment,
       Special ID No. 404, Refunding, FSA Insured, 5.85%, 11/01/09 .........................         2,765,000       2,775,369
       Special ID No. 607, 6.25%, 6/01/24 ..................................................         5,000,000       5,152,950
       Special ID No. 808, Summerlin Area, 6.75%, 6/01/21 ..................................         8,315,000       8,599,706
    Las Vegas Special Assessment, ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 ..............         3,835,000       3,912,352
    Washoe County Revenue, Reno-Sparks Convention Center Project, FSA Insured, Pre-Refunded,
     6.40%, 7/01/29 ........................................................................        15,415,000      17,014,152
                                                                                                                  ------------
                                                                                                                   186,830,352
                                                                                                                  ------------
    NEW HAMPSHIRE 0.3%
    New Hampshire Higher Education and Health Facilities Authority Revenue,
       Hillcrest Terrace, 7.50%, 7/01/24 ...................................................        16,450,000      16,859,441
       Littleton Hospital Assn., Series B, 5.90%, 5/01/28 ..................................         2,000,000       2,047,120
       New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 ...............         1,145,000       1,161,488
                                                                                                                  ------------
                                                                                                                    20,068,049
                                                                                                                  ------------
    NEW JERSEY 5.0%
    Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
       Series 1, 6.00%, 1/01/19 ............................................................         2,180,000       2,196,786
       Series 1, 6.00%, 1/01/29 ............................................................         5,000,000       5,024,900
       Series 2, 6.125%, 1/01/19 ...........................................................         2,125,000       2,150,373
       Series 2, 6.125%, 1/01/29 ...........................................................         5,105,000       5,152,017


160 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    NEW JERSEY (CONTINUED)
    New Jersey EDA Lease Revenue, International Center for Public Health Project,
     University of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ...................      $  9,965,000    $ 10,865,138
    New Jersey EDA Revenue,
       Cigarette Tax, 5.50%, 6/15/24 .......................................................        23,000,000      24,270,750
       Cigarette Tax, 5.50%, 6/15/31 .......................................................         6,500,000       6,857,435
       Cigarette Tax, 5.75%, 6/15/34 .......................................................        10,000,000      10,684,500
       first mortgage, Keswick Pines, Refunding, 5.75%, 1/01/24 ............................         1,500,000       1,517,295
       first mortgage, Presbyterian, Series A, 6.25%, 11/01/20 .............................         7,635,000       7,907,035
    New Jersey EDA Special Facility Revenue, Continental Airlines Inc. Project,
       6.625%, 9/15/12 .....................................................................        25,525,000      26,113,606
       6.25%, 9/15/19 ......................................................................        42,000,000      41,433,840
       6.40%, 9/15/23 ......................................................................        79,890,000      79,471,376
    New Jersey Health Care Facilities Financing Authority Revenue,
       South Jersey Hospital, 5.875%, 7/01/21 ..............................................         7,500,000       7,922,400
       South Jersey Hospital, 6.00%, 7/01/32 ...............................................        18,000,000      19,135,080
       Trinitas Hospital Obligation Group, Refunding, 7.50%, 7/01/30 .......................         5,000,000       5,558,050
    New Jersey State Turnpike Authority Turnpike Revenue,
       Refunding, Series A, FSA Insured, 5.00%, 1/01/25 ....................................        13,700,000      14,573,512
       Series C, FSA Insured, 5.00%, 1/01/35 ...............................................        10,195,000      10,752,361
    Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Refunding,
       6.00%, 6/01/37 ......................................................................        10,000,000      10,475,200
       6.125%, 6/01/42 .....................................................................         9,050,000       9,515,261
                                                                                                                  ------------
                                                                                                                   301,576,915
                                                                                                                  ------------
    NEW MEXICO 2.5%
    Farmington PCR,
       Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.30%,
        12/01/16 ...........................................................................        24,045,000      25,086,389
       Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 6.375%,
        4/01/22 ............................................................................        66,125,000      69,673,267
       Public Service Co. Project, Series A, 6.60%, 10/01/29 ...............................         6,000,000       6,566,400
       Tucson Electric Power Co., Series A, 6.95%, 10/01/20 ................................        37,000,000      38,551,410
    New Mexico State Hospital Equipment Loan Council Hospital Revenue, St. Vincent Hospital,
     Series A, Radian Insured,
       5.25%, 7/01/30 ......................................................................         4,360,000       4,569,324
       5.00%, 7/01/35 ......................................................................         3,470,000       3,529,302
                                                                                                                  ------------
                                                                                                                   147,976,092
                                                                                                                  ------------
    NEW YORK 10.2%
    Corinth IDA Environmental Improvement Revenue, International Paper Co. Project,
     Refunding, Series A, 5.75%, 2/01/22 ...................................................         2,000,000       2,081,900
    Liberty Development Corp. Revenue, Goldman Sachs Headquarters, 5.25%, 10/01/35 .........        25,000,000      28,405,250
    MAC for City of Troy Revenue, Capital Appreciation, Series C, MBIA Insured, zero cpn.,
       7/15/21 .............................................................................           428,010         223,271
       1/15/22 .............................................................................           649,658         329,740
    MTA Revenue,
       Series A, MBIA Insured, 4.75%, 11/15/28 .............................................        15,000,000      15,529,800
       Series B, AMBAC Insured, 5.00%, 11/15/30 ............................................        10,000,000      10,590,500
       Transportation, Series F, 5.00%, 11/15/30 ...........................................         7,000,000       7,345,170


                                                             Annual Report | 161

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    MTA Transit Facilities Revenue, Series A, MBIA Insured, Pre-Refunded, 5.875%, 7/01/27 ...     $ 22,700,000    $ 23,772,121
    New York City GO,
       Fiscal 2003, Series I, 5.00%, 3/01/24 ................................................        5,000,000       5,206,400
       Fiscal 2003, Series I, 5.00%, 3/01/25 ................................................        9,000,000       9,360,540
       Refunding, Series H, 6.25%, 8/01/15 ..................................................        1,535,000       1,603,062
       Refunding, Series H, 6.125%, 8/01/25 .................................................          380,000         396,363
       Refunding, Series J, 6.00%, 8/01/21 ..................................................            5,000           5,207
       Series B, 7.00%, 2/01/18 .............................................................          115,000         115,224
       Series B, Pre-Refunded, 6.00%, 8/15/26 ...............................................        5,000,000       5,135,850
       Series D, 7.625%, 2/01/14 ............................................................            5,000           5,011
       Series F, 7.50%, 2/01/21 .............................................................           85,000          85,187
       Series F, Pre-Refunded, 6.00%, 8/01/11 ...............................................       10,000,000      10,258,900
       Series G, 7.50%, 2/01/22 .............................................................           10,000          10,022
       Series G, Pre-Refunded, 6.125%, 10/15/11 .............................................       20,480,000      21,553,562
       Series G, Pre-Refunded, 6.20%, 10/15/14 ..............................................       10,000,000      10,535,900
       Series H, Pre-Refunded, 6.25%, 8/01/15 ...............................................       23,465,000      24,611,735
       Series H, Pre-Refunded, 6.125%, 8/01/25 ..............................................        5,220,000       5,466,175
       Series I, 6.25%, 4/15/17 .............................................................           35,000          36,325
       Series I, Pre-Refunded, 6.25%, 4/15/17 ...............................................       25,335,000      26,385,136
       Series I, Pre-Refunded, 6.25%, 4/15/27 ...............................................       22,920,000      23,870,034
       Series J, Pre-Refunded, 6.00%, 8/01/21 ...............................................        9,995,000      10,449,273
       Series O, 5.00%, 6/01/19 .............................................................        7,350,000       7,819,371
    New York City IDA, Civic Facility Revenue,
       Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20 ............................        6,665,000       6,771,040
       Series C, 6.80%, 6/01/28 .............................................................        5,000,000       5,306,350
       Staten Island University Hospital Project, Series C, 6.45%, 7/01/32 ..................        1,490,000       1,532,003
    New York City IDA Revenue, Liberty, Seven World Trade Center, Series A,
       6.25%, 3/01/15 .......................................................................       10,000,000      10,526,900
       6.50%, 3/01/35 .......................................................................       50,000,000      52,938,000
    New York City IDA Special Facility Revenue,
       American Airlines Inc., JFK International Airport Project, 7.50%, 8/01/16 ............       15,000,000      15,839,400
       American Airlines Inc., JFK International Airport Project, 7.625%, 8/01/25 ...........       20,000,000      21,485,400
       American Airlines Inc., JFK International Airport Project, 7.75%, 8/01/31 ............       15,000,000      16,196,700
       American Airlines Inc., JFK International Airport Project, Series A, 8.00%, 8/01/12 ..       74,000,000      79,306,540
       British Airways PLC Project, 7.625%, 12/01/32 ........................................       15,000,000      16,611,900
    New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Series C, 5.00%, 6/15/30 .............................................................       15,000,000      15,819,300
       Series E, 5.00%, 6/15/34 .............................................................       10,000,000      10,401,400
    New York State Dormitory Authority Revenues,
       City University System, Third General Residence, Series 2, Pre-Refunded, 6.00%,
        7/01/26 .............................................................................        6,100,000       6,274,460
       Mental Health Services, Series A, Pre-Refunded, 6.00%, 8/15/17 .......................        8,940,000       9,335,327
       State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 ................        5,000,000       5,127,150
       Supported Debt, Mental Health Services, Refunding, Series A, 6.00%, 8/15/17 ..........          115,000         119,842
       Supported Debt, Mental Health Services, Series A, Pre-Refunded, 6.00%, 8/15/17 .......        2,185,000       2,281,621
    New York State HFA Service Contract Obligation Revenue, Series A,
       6.00%, 3/15/26 .......................................................................          220,000         226,756
       Pre-Refunded, 6.00%, 3/15/26 .........................................................        4,755,000       4,917,003


162 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Mortgage Agency Revenue, Homeowners Mortgage, Series 61, 5.80%,
     10/01/16 ...............................................................................     $  5,000,000    $  5,112,850
    New York State Urban Development Corp. Revenue, Correctional Capital Facilities, Series
     7, Pre-Refunded, 5.70%, 1/01/27 ........................................................        4,750,000       4,933,730
    Oneida County IDAR, Civic Facility, St. Elizabeth Medical, Series B, 6.00%, 12/01/19 ....        1,000,000       1,015,880
    Onondaga County IDA Solid Waste Disposal Facility Revenue, Solvay Paperboard LLC Project,
     Refunding,
       6.80%, 11/01/14 ......................................................................        5,000,000       5,261,500
       7.00%, 11/01/30 ......................................................................        7,000,000       7,362,880
    Port Authority of New York and New Jersey Revenue, Consolidated, 140th, XLCA Insured,
       5.00%, 12/01/27 ......................................................................       17,020,000      18,115,237
    Port Authority of New York and New Jersey Special Obligation Revenue,
     Continental Airlines Inc., Eastern Project, La Guardia,
       9.00%, 12/01/10 ......................................................................       10,000,000      10,079,400
       9.125%, 12/01/15 .....................................................................       27,650,000      27,869,541
    Utica IDA Civic Facility Revenue, Utica College Civic Facility,
       6.75%, 12/01/21 ......................................................................        1,250,000       1,351,962
       6.85%, 12/01/31 ......................................................................        2,000,000       2,164,640
                                                                                                                  ------------
                                                                                                                   615,471,741
                                                                                                                  ------------
    NORTH CAROLINA 1.9%
    Charlotte Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 .......................       15,310,000      16,096,475
    North Carolina Eastern Municipal Power Agency Power System Revenue,
       Refunding, Series A, 5.75%, 1/01/26 ..................................................       37,500,000      39,637,125
       Refunding, Series B, 5.75%, 1/01/24 ..................................................       35,750,000      37,856,390
       Series D, 6.70%, 1/01/19 .............................................................        2,000,000       2,212,200
       Series D, 6.75%, 1/01/26 .............................................................        5,000,000       5,533,650
    North Carolina HFAR, SF, Series II, FHA Insured, 6.20%,
       3/01/16 ..............................................................................        1,195,000       1,221,756
       9/01/17 ..............................................................................          820,000         836,367
    North Carolina Medical Care Commission Health Care Facilities Revenue, Pennybyrn at
     Maryfield, Series A, 5.75%, 10/01/23 ...................................................        3,625,000       3,656,682
    North Carolina Medical Care Commission Retirement Facilities Revenue, first mortgage,
     United Methodist, Refunding, Series C,
       5.25%, 10/01/24 ......................................................................          920,000         928,924
       5.50%, 10/01/32 ......................................................................        1,600,000       1,627,440
    North Carolina Medical Care Commission Revenue, Series A, 6.125%, 10/01/35 ..............        5,000,000       5,077,500
                                                                                                                  ------------
                                                                                                                   114,684,509
                                                                                                                  ------------
    OHIO 1.8%
    Akron COP, Akron Municipal Baseball Stadium Project, Capital Appreciation,
       ETM, 6.40%, 12/01/06 .................................................................        1,685,000       1,722,356
       Pre-Refunded, 6.50%, 12/01/07 ........................................................          670,000         698,415
       Pre-Refunded, 6.90%, 12/01/16 ........................................................        2,500,000       2,613,325
    Centerville City School District GO, School Improvement, FSA Insured, 5.00%, 12/01/30 ...        9,260,000       9,800,321
    Cuyahoga County Hospital Revenue, Refunding, 5.50%, 1/01/29 .............................       11,500,000      12,144,230
    Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
     Refunding,
       Series C, 6.05%, 10/01/09 ............................................................       14,250,000      15,406,815
       Series E, 6.05%, 10/01/09 ............................................................        5,250,000       5,676,195


                                                             Annual Report | 163

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OHIO (CONTINUED)
    Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
     Refunding, (continued)
       Series F, 6.05%, 10/01/09 .................................................................  $   1,000,000   $     1,081,180
    Franklin County Health Care Facilities Revenue,
       Ohio Presbyterian, Series A, 7.125%, 7/01/29 ..............................................      1,000,000         1,100,000
       Presbyterian Retirement Services, Refunding, 5.50%, 7/01/17 ...............................      3,100,000         3,144,981
       Presbyterian Retirement Services, Refunding, 5.50%, 7/01/21 ...............................        950,000           957,182
       Presbyterian Retirement Services, Series A, 6.625%, 7/01/13 ...............................      1,000,000         1,040,580
    Franklin County Ohio Hospital Revenue, The Children's Hospital, FGIC Insured, 5.00%,
     5/01/35 .....................................................................................     10,000,000        10,447,800
    Lucas County Health Facilities Revenue, Presbyterian Retirement Services, Refunding, Series A,
       6.625%, 7/01/14 ...........................................................................      1,000,000         1,040,320
       6.75%, 7/01/20 ............................................................................      2,000,000         2,074,880
    Montgomery County Health System Revenue,
       Series B-1, Pre-Refunded, 8.10%, 7/01/18 ..................................................      5,445,000         5,629,973
       Series B-2, Pre-Refunded, 8.10%, 7/01/18 ..................................................      5,610,000         5,800,923
       St. Leonard, Series B, Pre-Refunded, 8.10%, 7/01/18 .......................................      8,300,000         8,581,418
    Ohio State Air Quality Development Authority Revenue, PCR, Cleveland Electric, Refunding,
     Series B, 6.00%, 8/01/20 ....................................................................      6,250,000         6,512,250
    Oregon City School District GO, AMBAC Insured, 5.00%, 12/01/27 ...............................      5,000,000         5,311,400
    Toledo Lucas County Port Authority Airport Revenue, Bax Global Project, Refunding, Series 1,
     6.25%, 11/01/13 .............................................................................      4,200,000         4,339,356
    Willoughby IDR, Presbyterian Retirement Services, Refunding, Series A, 6.875%, 7/01/16 .......      1,500,000         1,549,725
                                                                                                                    ---------------
                                                                                                                        106,673,625
                                                                                                                    ---------------
    OKLAHOMA 0.2%
    Oklahoma Development Finance Authority Revenue, Comanche County Hospital Project, Series B,
     6.60%, 7/01/31 ..............................................................................      5,000,000         5,486,100
    Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
     6.00%, 8/15/14 ..............................................................................      4,000,000         4,115,200
                                                                                                                    ---------------
                                                                                                                          9,601,300
                                                                                                                    ---------------
    OREGON 2.5%
    Klamath Falls Electric Revenue, Klamath Cogeneration Project, senior lien,
       7.00%, 1/01/25 ............................................................................     12,300,000        10,948,230
       Refunding, 5.75%, 1/01/13 .................................................................     28,000,000        25,207,560
       Refunding, 5.875%, 1/01/16 ................................................................     26,650,000        23,104,218
       Refunding, 6.00%, 1/01/25 .................................................................     77,900,000        63,707,399
    Oregon State Department of Administrative Services COP, Series A,
       AMBAC Insured, Pre-Refunded, 6.00%, 5/01/26 ...............................................      9,400,000        10,391,230
       FSA Insured, 5.00%, 5/01/30 ...............................................................      8,195,000         8,650,560
    Oregon State Health Housing Educational and Cultural Facilities Authority Revenue, Linfield
     College Project, Series A,
       6.75%, 10/01/25 ...........................................................................          5,000             5,538
       Pre-Refunded, 6.75%, 10/01/25 .............................................................      5,215,000         5,941,971
                                                                                                                    ---------------
                                                                                                                        147,956,706
                                                                                                                    ---------------


164 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    PENNSYLVANIA 4.6%
    Allegheny County Hospital Development Authority Revenue, Health System,
       Series A, MBIA Insured, 6.50%, 11/15/30 ...................................................  $  10,000,000   $    11,379,400
       Series B, 9.25%, 11/15/15 .................................................................     24,000,000        28,692,480
       Series B, 9.25%, 11/15/22 .................................................................     24,000,000        28,658,880
    Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding, 6.10%, 7/15/20 .......      5,500,000         5,723,135
    Allegheny County Sanitation Authority Sewer Revenue, Refunding, Series A, MBIA Insured,
     5.00%, 12/01/30 .............................................................................     12,775,000        13,553,125
    Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 .................      3,125,000         3,302,969
    Chartiers Valley Industrial and Commercial Development Authority First Mortgage Revenue,
     Asbury Health Center Project, Refunding, 7.40%, 12/01/15 ....................................      5,250,000         5,330,745
    Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
       6.50%, 1/01/08 ............................................................................        425,000           443,441
       6.10%, 7/01/13 ............................................................................     20,500,000        21,501,220
       6.20%, 7/01/19 ............................................................................      9,500,000         9,973,670
    Lancaster IDAR, Garden Spot Village Project, Series A, 7.625%, 5/01/31 .......................      1,650,000         1,782,874
    Lehigh County IDA, PCR, Pennsylvania Power and Light Electrical Utilities Corp. Project,
     Refunding, Series A, FGIC Insured, 4.70%, 9/01/29 ...........................................     19,000,000        19,433,770
    Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue, Reliant
     Energy Seward, Series A, 6.75%, 12/01/36 ....................................................     65,000,000        69,611,750
    Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
     Allegheny Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured, 5.875%,
     11/15/16 ....................................................................................     13,000,000        13,454,480
    Philadelphia IDA Health Care Facility Revenue, Pauls Run, Refunding, Series A, 5.85%,
     5/15/13 .....................................................................................      2,200,000         2,245,650
    Philadelphia Water and Wastewater Revenue, Series A, FSA Insured, 5.00%, 7/01/27 .............     10,020,000        10,624,907
    Sayre Health Care Facilities Authority Revenue, Guthrie Health, Series A, 5.75%, 12/01/21 ....      3,000,000         3,225,150
    South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project,
     Series A, MBIA Insured, Pre-Refunded, 5.75%, 7/01/16 ........................................      8,130,000         8,355,933
    State Public School Building Authority School Revenue, Philadelphia School District Project,
     FSA Insured, 5.00%, 6/01/33 .................................................................     13,750,000        14,334,100
    Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured,
     6.05%, 4/01/14 ..............................................................................      5,025,000         5,086,305
                                                                                                                    ---------------
                                                                                                                        276,713,984
                                                                                                                    ---------------
    RHODE ISLAND 0.2%
    Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing, Lifespan
     Obligation Group,
       6.50%, 8/15/32 ............................................................................      8,000,000         9,269,760
       MBIA Insured, Pre-Refunded, 5.75%, 5/15/23 ................................................      3,095,000         3,240,217
       Refunding, MBIA Insured, 5.75%, 5/15/23 ...................................................        405,000           422,237
                                                                                                                    ---------------
                                                                                                                         12,932,214
                                                                                                                    ---------------
    SOUTH CAROLINA 0.8%
    Dorchester County School District No. 002 Installment Purchase Revenue, Growth Remedy
     Opportunities Tax Hike, 5.25%, 12/01/29 .....................................................     16,500,000        17,336,550
    Greenville County School District Installment Purchase Revenue, Building Equity Sooner
     Tomorrow, Refunding, 5.00%, 12/01/28 ........................................................     10,000,000        10,408,900


                                                             Annual Report | 165

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    SOUTH CAROLINA (CONTINUED)
    Lancaster Educational Assistance Program Inc. Revenue, School District of Lancaster County
     Project, 5.00%, 12/01/26 ....................................................................  $  15,015,000   $    15,237,072
    Tobacco Settlement Revenue Management Authority Tobacco Settlement Revenue, Series B,
     6.375%, 5/15/30 .............................................................................      3,750,000         4,240,237
                                                                                                                    ---------------
                                                                                                                         47,222,759
                                                                                                                    ---------------
    TENNESSEE 0.6%
    Hallsdale-Powell Utility District Knox County Water and Sewer Revenue, Refunding and
     Improvement, Series A, FGIC Insured, 5.00%, 4/01/34 .........................................      5,000,000         5,217,650
    Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage,
     Mountain States Health, Refunding, Series A, MBIA Insured, zero cpn.,
       7/01/27 ...................................................................................     19,365,000         7,159,822
       7/01/28 ...................................................................................     19,400,000         6,801,252
       7/01/29 ...................................................................................     19,365,000         6,433,440
       7/01/30 ...................................................................................     19,370,000         6,109,104
    Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
     Capital Appreciation, Refunding and Improvement, Series A, FSA Insured, zero cpn.,
       1/01/25 ...................................................................................      5,000,000         1,771,800
       1/01/26 ...................................................................................      2,610,000           868,034
                                                                                                                    ---------------
                                                                                                                         34,361,102
                                                                                                                    ---------------
    TEXAS 2.1%
    Angelina and Neches River Authority Waste Disposal Revenue, Adjusted Temple Inland Forest
     Products, 6.95%, 5/01/23 ....................................................................      1,750,000         1,940,785
    Austin Convention Enterprises Inc. Convention Center Revenue, first tier, Series A, 6.70%,
     1/01/32 .....................................................................................     10,000,000        10,720,300
    Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
     FSA Insured, ETM, 6.00%, 11/15/15 ...........................................................      8,750,000         8,969,800
    Brazos River Authority PCR,
       Texas Utilities, Refunding, 5.40%, 5/01/29 ................................................      2,500,000         2,527,175
       TXU Energy Co. Project, Refunding, Series B, 6.30%, 7/01/32 ...............................      9,000,000         9,669,240
    Brownsville Utility System Revenue, Refunding and Improvement, Series A, AMBAC Insured,
     5.00%, 9/01/31 ..............................................................................     15,500,000        16,227,725
    Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 ..................................      2,515,000         2,558,761
    Decatur Hospital Authority Hospital Revenue, Series A, ETM, 5.75%, 9/01/29 ...................      4,810,000         5,465,603
    El Paso Health Facilities Development Corp. Revenue, Senior Care Facilities, Bienvivir
     Senior Health,
       7.00%, 8/15/12 ............................................................................        865,000           924,469
       7.50%, 8/15/18 ............................................................................      2,300,000         2,492,717
       7.75%, 8/15/31 ............................................................................      3,000,000         3,263,880
    Georgetown Health Facilities Development Corp. Revenue, Georgetown Healthcare System,
     Refunding, 6.25%, 8/15/29 ...................................................................     10,975,000        11,291,190
    Matagorda County Navigation District No. 1 Revenue, Centerpoint Energy Project, Refunding,
     5.60%, 3/01/27 ..............................................................................     11,000,000        11,489,610
    Sabine River Authority PCR,
       Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 ..................      7,000,000         7,153,580
       TXU Electric, Refunding, Series C, 5.20%, 5/01/28 .........................................     15,000,000        15,127,050


166 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    TEXAS (CONTINUED)
    Sabine River Authority PCR, (continued)
       TXU Energy Co. LLC Project, Refunding, Series A, 5.80%, 7/01/22 ...........................  $   1,000,000   $     1,074,570
       TXU Energy Co. LLC Project, Refunding, Series B, 6.15%, 8/01/22 ...........................      3,000,000         3,290,700
    Texas State Turnpike Authority Revenue, Capital Appreciation, AMBAC Insured, zero cpn.,
     8/15/32 .....................................................................................     51,000,000        11,807,010
                                                                                                                    ---------------
                                                                                                                        125,994,165
                                                                                                                    ---------------
    VERMONT 0.3%
    Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health,
     Series A, AMBAC Insured, 6.00%, 12/01/23 ....................................................     15,000,000        16,462,500
                                                                                                                    ---------------
    VIRGINIA 0.9%
    Fairfax County EDA Transportation Contract Revenue, Route 28 Project, MBIA Insured, 5.00%,
     4/01/33 .....................................................................................      5,000,000         5,264,450
    Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding, MBIA Insured,
     5.00%, 6/15/30 ..............................................................................     12,255,000        12,924,368
    James City County EDA Residential Care Facility Revenue, first mortgage, Williamsburg Landing,
     Series A,
       5.35%, 9/01/26 ............................................................................        750,000           753,323
       5.50%, 9/01/34 ............................................................................        750,000           753,300
    Peninsula Ports Authority Coalition Terminal Revenue, Dominion Terminal Associates, Refunding,
     6.00%, 4/01/33 ..............................................................................      9,000,000         9,728,100
    Tobacco Settlement Financing Corp. Revenue, Asset Backed,
       5.50%, 6/01/26 ............................................................................      2,500,000         2,569,050
       5.625%, 6/01/37 ...........................................................................      3,000,000         3,057,090
    Virginia Beach Development Authority Residential Care Facility Mortgage Revenue,
       Westminster Canterbury Project,
       Refunding, 5.00%, 11/01/22 ................................................................      1,000,000         1,007,560
       Refunding, 5.25%, 11/01/26 ................................................................      1,000,000         1,016,600
       Refunding, 5.375%, 11/01/32 ...............................................................      1,000,000         1,013,840
       Series A, Pre-Refunded, 7.125%, 11/01/23 ..................................................      5,000,000         5,712,950
       Series A, Pre-Refunded, 7.25%, 11/01/32 ...................................................      9,000,000        10,321,650
                                                                                                                    ---------------
                                                                                                                         54,122,281
                                                                                                                    ---------------
    WASHINGTON 0.8%
    Port Seattle Revenue, intermediate lien, Refunding, Series A, MBIA Insured, 5.00%, 3/01/30 ...     15,000,000        15,765,000
    Spokane GO, Refunding, Series A, FGIC Insured, 5.00%, 12/01/30 ...............................      5,720,000         6,059,024
    Washington State GO,
       AMBAC Insured, 5.00%, 1/01/31 .............................................................     17,020,000        17,923,932
       Motor Vehicle Fuel Tax, Series C, 5.00%, 6/01/29 ..........................................      5,180,000         5,437,705
       Motor Vehicle Fuel Tax, Series C, 5.00%, 6/01/30 ..........................................      5,370,000         5,637,158
                                                                                                                    ---------------
                                                                                                                         50,822,819
                                                                                                                    ---------------
    WEST VIRGINIA 0.2%
    West Virginia University Revenues, Improvement, West Virginia University Projects, Series C,
     FGIC Insured, 5.00%, 10/01/34 ...............................................................     10,000,000        10,497,400
                                                                                                                    ---------------


                                                             Annual Report | 167

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    WISCONSIN 0.7%
    Central Brown County Water Authority Water System Revenue, Refunding, AMBAC Insured,
     5.00%, 12/01/30 .............................................................................  $  16,705,000   $    17,654,011
    Green Bay Water System Revenue, Refunding and Improvement, FSA Insured, 5.00%,
     11/01/29 ....................................................................................      5,000,000         5,265,350
    Kaukauna Environmental Improvement Revenue, International Paper Co. Project, Series A,
     6.70%, 5/01/24 ..............................................................................      4,100,000         4,391,961
    Wisconsin State Health and Educational Facilities Authority Revenue,
       Fort Healthcare Inc. Project, 5.75%, 5/01/24 ..............................................      5,000,000         5,279,250
       New Castle Place Project, Series A, 7.00%, 12/01/31 .......................................      2,500,000         2,598,800
       Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30 ............................................      9,530,000         9,933,786
                                                                                                                    ---------------
                                                                                                                         45,123,158
                                                                                                                    ---------------
    WYOMING 0.2%
    Sweetwater County PCR, Idaho Power Co. Project, Refunding, Series A, 6.05%, 7/15/26 ..........     10,500,000        10,820,985
                                                                                                                    ---------------
    U.S. TERRITORIES 4.3%
    DISTRICT OF COLUMBIA 1.8%
    District of Columbia GO,
       Refunding, Series A, 6.00%, 6/01/07 .......................................................      8,930,000         9,011,888
       Series A, ETM, 6.00%, 6/01/07 .............................................................      2,845,000         2,872,995
       Series A, Pre-Refunded, 6.375%, 6/01/11 ...................................................     22,770,000        23,391,393
       Series A, Pre-Refunded, 6.375%, 6/01/16 ...................................................     27,230,000        27,973,107
    District of Columbia Hospital Revenue, Medlantic Healthcare Group, Series A, MBIA Insured,
     ETM, 5.875%, 8/15/19 ........................................................................      8,850,000         9,125,854
    District of Columbia Revenue,
       Carnegie Endowment, 5.75%, 11/15/26 .......................................................      5,410,000         5,539,083
       Methodist Home Issue, 6.00%, 1/01/29 ......................................................      4,750,000         4,767,242
    District of Columbia Tobacco Settlement Financing Corp. Revenue, Asset-Backed Bonds,
     6.50%, 5/15/33 ..............................................................................     22,000,000        25,427,160
                                                                                                                    ---------------
                                                                                                                        108,108,722
                                                                                                                    ---------------
    GUAM 0.5%
    Guam Government Waterworks Authority Water and Wastewater System Revenue, Water,
       6.00%, 7/01/25 ............................................................................      4,000,000         4,329,080
       5.875%, 7/01/35 ...........................................................................      8,000,000         8,473,280
    Northern Mariana Islands Commonwealth Ports Authority Airport Revenue, senior lien, Series A,
     6.25%, 3/15/28 ..............................................................................      8,720,000         9,036,100
    Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%,
     3/15/28 .....................................................................................      8,165,000         8,937,409
                                                                                                                    ---------------
                                                                                                                         30,775,869
                                                                                                                    ---------------
    PUERTO RICO 1.3%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
       5.50%, 5/15/39 ............................................................................     11,500,000        11,876,625
       5.625%, 5/15/43 ...........................................................................      3,500,000         3,618,860
    Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%, 7/01/34 ....................     20,000,000        20,644,800


168 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series J, 5.00%, 7/01/34 ..................................................................  $  11,500,000   $    11,870,760
       Series K, 5.00%, 7/01/35 ..................................................................     18,000,000        18,636,660
    Puerto Rico Electric Power Authority Power Revenue, Series NN, 5.125%, 7/01/29 ...............     11,500,000        12,090,295
                                                                                                                    ---------------
                                                                                                                         78,738,000
                                                                                                                    ---------------
    VIRGIN ISLANDS 0.7%
    Virgin Islands PFAR, sub. lien, Fund Loan Notes, Refunding, Series E,
       5.75%, 10/01/13 ...........................................................................     15,000,000        15,877,800
       5.875%, 10/01/18 ..........................................................................      7,000,000         7,425,600
       6.00%, 10/01/22 ...........................................................................     14,500,000        15,374,350
                                                                                                                    ---------------
                                                                                                                         38,677,750
                                                                                                                    ---------------
    TOTAL U.S. TERRITORIES .......................................................................                      256,300,341
                                                                                                                    ---------------
    TOTAL LONG TERM INVESTMENTS (COST $5,505,382,893) ............................................                    5,820,418,340
                                                                                                                    ---------------
    SHORT TERM INVESTMENTS 1.7%
    BONDS 1.7%
    CALIFORNIA 0.1%
 c  California State Economic Recovery Revenue, Series C-6, Daily VRDN and Put, 2.90%, 7/01/23 ...      5,900,000         5,900,000
 c  Irvine 1915 Act Special Assessment, AD No. 97-13, Daily VRDN and Put, 2.90%, 9/02/23 .........      1,100,000         1,100,000
                                                                                                                    ---------------
                                                                                                                          7,000,000
                                                                                                                    ---------------
    CONNECTICUT 0.2%
 c  Connecticut State Health and Educational Facilities Authority Revenue, Yale University,
     Series V-1, Daily VRDN and Put, 3.00%, 7/01/36 ..............................................     13,900,000        13,900,000
                                                                                                                    ---------------
    FLORIDA 0.1%
 c  Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program, Refunding,
     AMBAC Insured, Daily VRDN and Put, 3.02%, 12/01/15 ..........................................      2,945,000         2,945,000
                                                                                                                    ---------------
    GEORGIA 0.1%
 c  Athens-Clarke County Unified Government Authority Revenue, University of Georgia Athletic
     Assn. Project, Daily VRDN and Put, 3.00%, 8/01/33 ...........................................      1,300,000         1,300,000
 c  Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, 2.93%, 11/01/15 ....................      4,200,000         4,200,000
                                                                                                                    ---------------
                                                                                                                          5,500,000
                                                                                                                    ---------------
    LOUISIANA 0.0% b
    New Orleans Sewage Service Revenue, BAN, 3.00%, 7/26/06 ......................................      1,250,000         1,237,600
                                                                                                                    ---------------
    MICHIGAN 0.1%
 c  Detroit Sewage Disposal Revenue, senior lien, Series B, FSA Insured, Daily VRDN and Put,
     2.97%, 7/01/33 ..............................................................................      5,400,000         5,400,000
                                                                                                                    ---------------
    MISSOURI 0.5%
 c  Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
       St. Louis University, Series A, MBIA Insured, Daily VRDN and Put, 3.00%, 10/01/35 .........      8,300,000         8,300,000
       Washington University, Series B, Daily VRDN and Put, 2.95%, 2/15/33 .......................      2,400,000         2,400,000


                                                             Annual Report | 169

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    MISSOURI (CONTINUED)
 c  Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
     SSM Health Care Corp., Refunding, Series C-1, FSA Insured, Daily VRDN and Put, 2.95%,
       6/01/19 .................................................................................   $  20,325,000    $    20,325,000
                                                                                                                    ---------------
                                                                                                                         31,025,000
                                                                                                                    ---------------
    NEW MEXICO 0.1%
 c  Farmington PCR, Arizona Public Service Co., Refunding, Series B, Daily VRDN and Put,
     2.97%, 9/01/24 ............................................................................       2,600,000          2,600,000
                                                                                                                    ---------------
    NEW YORK 0.2%
 c  New York City GO,
       Sub Series A-7, Daily VRDN and Put, 2.93%, 8/01/20 ......................................       1,000,000          1,000,000
       Sub Series E-3, Daily VRDN and Put, 2.93%, 8/01/23 ......................................       5,000,000          5,000,000
 c  New York City IDAR, Liberty, 1 Bryant Park LLC, Series B, Daily VRDN and Put, 3.02%,
     11/01/39 ..................................................................................       1,000,000          1,000,000
 c  New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Fiscal 2003, Refunding, Sub Series C-3, Daily VRDN and Put, 2.93%, 6/15/18 ..............         500,000            500,000
       Series G, FGIC Insured, Daily VRDN and Put, 2.93%, 6/15/24 ..............................       4,400,000          4,400,000
 c  Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
     Series 2, Daily VRDN and Put, 2.92%, 5/01/19 ..............................................       1,200,000          1,200,000
                                                                                                                    ---------------
                                                                                                                         13,100,000
                                                                                                                    ---------------
    OHIO 0.0% b
 c  Ohio State Air Quality Development Authority Revenue, Pollution Control, Ohio Edison Co.,
     Series C, Daily VRDN and Put, 2.95%, 6/01/23 ..............................................       2,500,000          2,500,000
                                                                                                                    ---------------
    TENNESSEE 0.3%
 c  Clarksville PBA Revenue, Pooled Financing, Tennessed Bond Fund, Daily VRDN and Put,
     3.00%, 11/01/35 ...........................................................................         800,000            800,000
 c  Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool, Daily VRDN
     and Put, 3.00%,
       4/01/32 .................................................................................       7,700,000          7,700,000
       7/01/34 .................................................................................       1,300,000          1,300,000
       2/01/36 .................................................................................       9,200,000          9,200,000
                                                                                                                    ---------------
                                                                                                                         19,000,000
                                                                                                                    ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $104,206,828) ...........................................                        104,207,600
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $5,609,589,721) 98.6% ..............................................                      5,924,625,940
    OTHER ASSETS, LESS LIABILITIES 1.4% ........................................................                         82,342,579
                                                                                                                    ---------------
    NET ASSETS 100.0% ..........................................................................                    $ 6,006,968,519
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 198.

a     See Note 6 regarding defaulted securities.

b     Rounds to less than 0.1% of net assets.

c Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


170 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                         -------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS A                                                         2006           2005         2004 d          2003          2002
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $     12.18    $     12.23    $     12.03   $     11.85   $     11.70
                                                         -------------------------------------------------------------------------
Income from investment operations:

    Net investment income a ..........................          0.52           0.54           0.54          0.56          0.57

    Net realized and unrealized gains (losses) .......         (0.02)         (0.05)          0.19          0.18          0.15
                                                         -------------------------------------------------------------------------
Total from investment operations .....................          0.50           0.49           0.73          0.74          0.72
                                                         -------------------------------------------------------------------------
Less distributions from net investment income ........         (0.53)         (0.54)         (0.53)        (0.56)        (0.57)
                                                         -------------------------------------------------------------------------
Redemption fees ......................................            -- c           -- c           --            --            --
                                                         -------------------------------------------------------------------------
Net asset value, end of year .........................   $     12.15    $     12.18    $     12.23   $     12.03   $     11.85
                                                         =========================================================================

Total return b .......................................          4.17%          4.13%          6.27%         6.41%         6.35%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $   892,122    $   792,518    $   786,938   $   778,716   $   731,972

Ratios to average net assets:

    Expenses .........................................          0.65%          0.65%          0.65%         0.65%         0.65%

    Net investment income ............................          4.28%          4.47%          4.31%         4.68%         4.86%

Portfolio turnover rate ..............................          8.11%         11.50%          8.95%        17.95%         6.11%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


                        Annual Report | See notes to financial statements. | 171

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND (CONTINUED)

                                                         -------------------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28,
CLASS B                                                         2006           2005         2004 d          2003          2002
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $     12.24    $     12.29    $     12.09   $     11.90   $     11.74
                                                         -------------------------------------------------------------------------
Income from investment operations:

    Net investment income a ..........................          0.46           0.47           0.48          0.49          0.51

    Net realized and unrealized gains (losses) .......         (0.02)         (0.05)          0.19          0.19          0.16
                                                         -------------------------------------------------------------------------
Total from investment operations .....................          0.44           0.42           0.67          0.68          0.67
                                                         -------------------------------------------------------------------------
Less distributions from net investment income ........         (0.46)         (0.47)         (0.47)        (0.49)        (0.51)
                                                         -------------------------------------------------------------------------
Redemption fees ......................................            -- c           -- c           --            --            --
                                                         -------------------------------------------------------------------------
Net asset value, end of year .........................   $     12.22    $     12.24    $     12.29   $     12.09   $     11.90
                                                         =========================================================================

Total return b .......................................          3.66%          3.55%          5.67%         5.88%         5.82%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $    78,327    $    83,208    $    80,303   $    67,994   $    36,461

Ratios to average net assets:

    Expenses .........................................          1.20%          1.20%          1.20%         1.20%         1.20%

    Net investment income ............................          3.73%          3.92%          4.86%         4.13%         4.31%

Portfolio turnover rate ..............................          8.11%         11.50%          8.95%        17.95%         6.11%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


172 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND (CONTINUED)

                                                         -------------------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28,
CLASS C                                                         2006           2005         2004 d          2003          2002
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $     12.27    $     12.32    $     12.11   $     11.93   $     11.77
                                                         -------------------------------------------------------------------------
Income from investment operations:

    Net investment income a ..........................          0.46           0.48           0.48          0.50          0.51

    Net realized and unrealized gains (losses) .......         (0.03)         (0.06)          0.20          0.18          0.16
                                                         -------------------------------------------------------------------------
Total from investment operations .....................          0.43           0.42           0.68          0.68          0.67
                                                         -------------------------------------------------------------------------
Less distributions from net investment income ........         (0.46)         (0.47)         (0.47)        (0.50)        (0.51)
                                                         -------------------------------------------------------------------------
Redemption fees ......................................            -- c           -- c           --            --            --
                                                         -------------------------------------------------------------------------
Net asset value, end of year .........................   $     12.24    $     12.27    $     12.32   $     12.11   $     11.93
                                                         =========================================================================

Total return b .......................................          3.57%          3.53%          5.72%         5.80%         5.81%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $   139,401    $   117,356    $   111,847   $   100,410   $    74,104

Ratios to average net assets:

    Expenses .........................................          1.20%          1.20%          1.22%         1.18%         1.20%

    Net investment income ............................          3.73%          3.92%          4.88%         4.15%         4.31%

Portfolio turnover rate ..............................          8.11%         11.50%          8.95%        17.95%         6.11%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


                        Annual Report | See notes to financial statements. | 173

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.3%
    BONDS 98.3%
    DELAWARE 1.3%
    Delaware River and Bay Authority Revenue,
       MBIA Insured, 5.00%, 1/01/27 ............................................................    $ 10,000,000    $    10,451,900
       Series A, AMBAC Insured, Pre-Refunded, 5.75%, 1/01/29 ...................................       4,000,000          4,357,600
                                                                                                                    ---------------
                                                                                                                         14,809,500
                                                                                                                    ---------------
    NEW JERSEY 73.9%
    Aberdeen Township GO, Refunding, FGIC Insured, 5.70%, 2/01/22 ..............................       4,100,000          4,258,752
    Allamuchy Town Board of Education COP, MBIA Insured, 6.00%, 11/01/14 .......................       1,000,000          1,011,700
    Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project,
     MBIA Insured, ETM, 7.40%, 7/01/16 .........................................................       9,500,000         11,754,825
    Bergen County Improvement Authority School District Revenue GO, Wyckoff Township Board of
     Education Project, 5.00%, 4/01/32 .........................................................       3,400,000          3,598,152
    Berhards Township School District GO, MBIA Insured, 5.00%, 7/15/30 .........................      10,038,000         10,670,093
    Berkeley Township Board of Education GO, FSA Insured, 4.75%, 8/01/22 .......................       1,975,000          2,038,595
    Branchburg Township Board of Education GO, FGIC Insured, 5.00%,
       7/15/26 .................................................................................       1,230,000          1,285,190
       7/15/27 .................................................................................       1,300,000          1,358,331
       7/15/28 .................................................................................       1,365,000          1,424,910
       7/15/29 .................................................................................       1,440,000          1,502,496
    Camden County Improvement Authority Health System Revenue, Catholic Health East,
     Series B, AMBAC Insured, 5.00%, 11/15/28 ..................................................      11,600,000         11,989,296
    Cape May County IPC Financing Authority Revenue, Atlantic City Electric Co., Refunding,
     Series A, MBIA Insured, 6.80%, 3/01/21 ....................................................       5,400,000          7,049,592
    Carteret Board of Education COP, MBIA Insured, Pre-Refunded, 5.75%, 1/15/30 ................       1,155,000          1,250,415
    East Orange GO, Water Utility, AMBAC Insured, Pre-Refunded, 5.70%,
       6/15/23 .................................................................................       1,200,000          1,270,644
       6/15/24 .................................................................................       1,385,000          1,466,535
       6/15/25 .................................................................................       1,465,000          1,551,245
    Egg Harbor Township School District GO,
       FGIC Insured, Pre-Refunded, 5.125%, 7/15/24 .............................................       4,870,000          5,274,453
       MBIA Insured, 5.00%, 4/01/29 ............................................................       3,195,000          3,403,538
       MBIA Insured, 5.00%, 4/01/30 ............................................................       3,027,000          3,219,880
    Freehold Township Board of Education GO, MBIA Insured, 5.00%, 2/15/30 ......................       1,500,000          1,559,220
    Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue,
     Waste Management Inc. Project, Mandatory Put 12/01/09, Refunding,
       Series A, 6.85%, 12/01/29 ...............................................................       1,375,000          1,508,911
       Series B, 7.00%, 12/01/29 ...............................................................       1,250,000          1,373,625
    Hammonton School District GO, FGIC Insured, 5.00%,
       8/01/26 .................................................................................       1,155,000          1,216,365
       8/01/27 .................................................................................       1,215,000          1,278,860
    Higher Education Student Assistance Authority Student Loan Revenue, Series A,
     MBIA Insured, 6.15%, 6/01/19 ..............................................................       1,560,000          1,594,882
    Highland Park School District GO, Refunding, MBIA Insured, 5.125%, 2/15/25 .................       7,120,000          7,267,740
    Hoboken GO, Parking Utility, Series A, FGIC Insured, 5.00%, 1/01/23 ........................       4,315,000          4,578,301
    Hoboken Parking Authority Parking Revenue, AMBAC Insured, Pre-Refunded, 5.30%,
     5/01/27 ...................................................................................       3,600,000          3,956,364
    Hudson County Improvement Authority Solid Waste Systems Revenue, Koppers Site Project,
     Series A, 6.125%, 1/01/29 .................................................................       6,510,000          6,536,821


174 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    NEW JERSEY (CONTINUED)
    Jackson Township School District GO, FGIC Insured, 5.00%, 4/15/25 ..........................    $  3,000,000    $     3,162,900
    Jersey City GO, Series A, FSA Insured, Pre-Refunded, 5.625%, 3/01/20 .......................       1,000,000          1,088,060
    Lafayette Yard Community Development Corp. Revenue, Hotel/Conference Center Project,
     Trenton Guaranteed, MBIA Insured, Pre-Refunded,
       6.00%, 4/01/29 ..........................................................................       1,750,000          1,931,457
       5.80%, 4/01/35 ..........................................................................       2,520,000          2,762,298
    Middlesex County COP, MBIA Insured,
       5.00%, 8/01/31 ..........................................................................       3,250,000          3,372,980
       zero cpn., 6/15/24 ......................................................................       1,000,000            446,430
    Middlesex County Improvement Authority Revenue, Administration Building Residential
     Project, FNMA Insured,
       5.25%, 7/01/21 ..........................................................................         750,000            798,983
       5.35%, 7/01/34 ..........................................................................       1,575,000          1,662,098
    Middletown Township GO, Board of Education, MBIA Insured, Pre-Refunded, 5.85%,
       8/01/24 .................................................................................       4,295,000          4,440,429
       8/01/25 .................................................................................           5,000              5,169
    Monroe Township Municipal Utilities Authority Middlesex County Revenue, FGIC Insured,
     Pre-Refunded, 5.00%, 2/01/26 ..............................................................       1,000,000          1,065,260
    Mount Olive Township Board of Education GO, MBIA Insured, 5.00%, 7/15/29 ...................       7,875,000          8,355,139
    New Jersey EDA, PCR, Jersey Central Power and Light, 7.10%, 7/01/15 ........................         550,000            556,562
    New Jersey EDA Heating and Cooling Revenue, Trigen-Trenton Project, Refunding, Series B,
     6.20%, 12/01/07 ...........................................................................       1,515,000          1,516,030
    New Jersey EDA Lease Revenue, International Center for Public Health Project, University of
     Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 .....................................       5,000,000          5,451,650
    New Jersey EDA Revenue,
       Cigarette Tax, 5.50%, 6/15/24 ...........................................................       5,000,000          5,276,250
       Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%,
        1/01/16 ................................................................................       2,500,000          2,632,300
       Jewish Community Housing Corp. Metropolitan Project, 5.90%, 12/01/31 ....................       5,110,000          5,460,597
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 .................      12,500,000         13,232,000
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 .................      10,000,000         10,520,800
       Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 .......................      21,740,000         22,713,300
       School Facilities Construction, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
        6/15/21 ................................................................................      15,000,000         16,016,250
       School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 ..................      16,500,000         16,922,235
       School Facilities Construction, Series L, FSA Insured, 5.00%, 3/01/30 ...................      12,000,000         12,703,680
       School Facilities Construction, Series O, 5.125%, 3/01/28 ...............................       5,000,000          5,293,550
       School Facilities Construction, Series P, 5.00%, 9/01/30 ................................       3,250,000          3,402,587
       School Facilities Construction, Series P, MBIA Insured, 5.00%, 9/01/30 ..................       5,480,000          5,815,924
       Transportation Project Sub Lease, Series A, FSA Insured, Pre-Refunded, 5.25%,
        5/01/17 ................................................................................       5,000,000          5,261,000
       Transportation Project Sub Lease, Series A, FSA Insured, Pre-Refunded, 5.00%,
        5/01/18 ................................................................................       2,000,000          2,089,560
    New Jersey EDA School Revenue, Blair Academy, 1995 Project, Series A, 5.85%,
     9/01/16 ...................................................................................       1,640,000          1,660,664
    New Jersey EDA State Lease Revenue, Liberty State Park Lease Rental, Refunding,
     AMBAC Insured, 5.75%, 3/15/20 .............................................................       4,605,000          4,707,553


                                                             Annual Report | 175

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    NEW JERSEY (CONTINUED)
    New Jersey EDA Water Facilities Revenue, Hackensack Water Co. Project, Refunding, Series A,
     MBIA Insured, 5.80%, 3/01/24 ..............................................................    $  1,000,000    $     1,032,480
    New Jersey Health Care Facilities Financing Authority Department of Human Services Revenue,
     Greystone Park Psychiatric Hospital, AMBAC Insured, 5.00%, 9/15/27 ........................       5,000,000          5,287,350
    New Jersey Health Care Facilities Financing Authority Revenue,
       Atlantic City Medical Center, Refunding, 5.75%, 7/01/25 .................................       5,000,000          5,315,050
       Atlantic Health Systems, Series A, AMBAC Insured, 5.00%, 7/01/27 ........................       7,500,000          7,698,150
       Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 .......................................       5,725,000          5,940,661
       Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 ......................       5,000,000          5,229,100
       East Orange General Hospital, Series B, 7.75%, 7/01/20 ..................................       4,285,000          4,298,026
       Englewood Hospital, MBIA Insured, 5.00%, 8/01/31 ........................................       7,330,000          7,652,153
       Franciscan St. Mary's Hospital, ETM, 5.875%, 7/01/12 ....................................       3,220,000          3,420,220
       Hackensack University Medical Center, 6.00%, 1/01/34 ....................................      10,000,000         10,656,500
       Holy Name Hospital, Refunding, 6.00%, 7/01/25 ...........................................       3,000,000          3,124,020
       Holy Name Hospital, Refunding, AMBAC Insured, 5.25%, 7/01/20 ............................       3,000,000          3,113,910
       Hunterdon Medical Center, Series A, 5.125%, 7/01/35 .....................................       2,000,000          2,067,140
       Jersey City Medical Center, AMBAC Insured, 5.00%, 8/01/31 ...............................       7,000,000          7,313,040
       JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 ....................       7,855,000          8,086,722
       Medical Center at Princeton Obligation Group, AMBAC Insured, 5.00%, 7/01/28 .............       7,000,000          7,198,660
       Meridian Health Systems Obligation Group, FSA Insured, 5.375%, 7/01/24 ..................       6,500,000          6,895,135
       Meridian Health Systems Obligation Group, FSA Insured, 5.25%, 7/01/29 ...................      20,000,000         20,997,000
       Pascack Valley Hospital Assn., 5.125%, 7/01/28 ..........................................       3,900,000          3,430,635
       Robert Wood Johnson University Hospital, 5.75%, 7/01/25 .................................       5,000,000          5,375,100
       Somerset Medical Center, 5.75%, 7/01/28 .................................................      11,000,000         11,459,030
       South Jersey Hospital, 5.875%, 7/01/21 ..................................................      10,000,000         10,563,200
       South Jersey Hospital, 6.00%, 7/01/32 ...................................................      18,600,000         19,772,916
       Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 .............................       2,000,000          2,041,860
       St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 5.75%,
        7/01/16 ................................................................................       1,000,000          1,026,580
       St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 6.00%,
        7/01/26 ................................................................................       1,000,000          1,027,220
       St. Peters University Hospital, Series A, 6.875%, 7/01/30 ...............................       1,500,000          1,647,825
    New Jersey State Building Authority State Building Revenue, Refunding, 5.00%, 6/15/15 ......       5,000,000          5,200,950
    New Jersey State Educational Facilities Authority Revenue,
       Capital Improvement Funding Project, Series A, FSA Insured, 5.00%, 9/01/20 ..............       8,000,000          8,332,800
       FGIC Insured, Pre-Refunded, 5.50%, 7/01/30 ..............................................       6,615,000          7,136,196
       Kean University, Series B, MBIA Insured, 5.00%, 7/01/30 .................................       5,240,000          5,583,534
       Kean University, Series D, FGIC Insured, 5.00%, 7/01/33 .................................      10,000,000         10,473,800
       Montclair State University, Series F, FGIC Insured, 5.00%, 7/01/31 ......................       5,000,000          5,198,550
       Princeton University, Refunding, Series A, 5.00%, 7/01/30 ...............................       5,000,000          5,313,750
       Princeton University, Refunding, Series D, 5.00%, 7/01/29 ...............................       1,000,000          1,060,000
       Ramapo College of New Jersey, Series D, AMBAC Insured, 5.00%, 7/01/25 ...................       1,000,000          1,046,040
       Ramapo College of New Jersey, Series D, AMBAC Insured, 5.00%, 7/01/31 ...................       1,500,000          1,562,490
       Ramapo College of New Jersey, Series E, FGIC Insured, 5.00%, 7/01/34 ....................       2,000,000          2,104,160
       Richard Stockton College, Refunding, Series F, AMBAC Insured, 5.00%, 7/01/28 ............       3,370,000          3,568,089
       Rowan College, Series E, AMBAC Insured, Pre-Refunded, 6.00%, 7/01/26 ....................       9,810,000          9,993,447
       Rowan University, Refunding, Series D, AMBAC Insured, 5.00%, 7/01/24 ....................       1,755,000          1,863,722
       Rowan University, Series C, FGIC Insured, 5.00%, 7/01/31 ................................       2,000,000          2,092,520


176 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    NEW JERSEY (CONTINUED)
    New Jersey State Educational Facilities Authority Revenue, (continued)
       Rowan University, Series K, FGIC Insured, 5.00%, 7/01/27 ................................    $  1,000,000    $    1,049,090
       Rowan University, Series K, FGIC Insured, 5.00%, 7/01/33 ................................       1,000,000         1,042,860
       Seton Hall University Project, Series G, AMBAC Insured, 5.00%, 7/01/26 ..................       1,870,000         1,953,346
       Stevens Institute of Technology, Series I, 5.00%, 7/01/18 ...............................       1,100,000         1,134,441
       Stevens Institute of Technology, Series I, 5.00%, 7/01/28 ...............................       1,575,000         1,605,555
       University of Medical Dentistry, Series C, AMBAC Insured, 5.125%, 12/01/29 ..............       2,700,000         2,796,876
    New Jersey State Highway Authority Garden State Parkway General Revenue, ETM, 6.20%,
     1/01/10 ...................................................................................       5,000,000         5,357,100
    New Jersey State Housing and Mortgage Finance Agency MFHR,
       Series A1, FSA Insured, 6.35%, 11/01/31 .................................................       2,000,000         2,109,240
       Series B, FSA Insured, 6.25%, 11/01/26 ..................................................       1,480,000         1,559,905
       Series D, FSA Insured, 5.50%, 5/01/22 ...................................................         885,000           909,320
       Series E1, FSA Insured, 5.70%, 5/01/20 ..................................................       2,790,000         2,927,017
       Series E1, FSA Insured, 5.75%, 5/01/25 ..................................................       1,295,000         1,355,360
    New Jersey State Housing and Mortgage Finance Agency Revenue, Home Buyer,
       Series CC, MBIA Insured, 5.875%, 10/01/31 ...............................................       1,570,000         1,583,895
       Series U, MBIA Insured, 5.85%, 4/01/29 ..................................................       4,275,000         4,391,237
    New Jersey State Transportation Corp. COP, Federal Transportation Administration Grants,
     Series A, AMBAC Insured, Pre-Refunded, 6.125%, 9/15/15 ....................................       2,000,000         2,168,880
    New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
       Series B, MBIA Insured, Pre-Refunded, 5.00%, 12/15/21 ...................................      10,000,000        10,735,300
       Series D, FSA Insured, 5.00%, 6/15/20 ...................................................       7,000,000         7,487,550
    New Jersey State Turnpike Authority Turnpike Revenue,
       Growth and Income Securities, Series B, AMBAC Insured, zero cpn., 1/01/35 ...............       7,500,000         5,040,300
       Series A, AMBAC Insured, 5.00%, 1/01/30 .................................................      13,500,000        14,217,930
       Series A, FGIC Insured, 5.00%, 1/01/27 ..................................................       6,500,000         6,858,280
       Series A, MBIA Insured, Pre-Refunded, 5.60%, 1/01/22 ....................................       7,500,000         8,064,825
       Series A, MBIA Insured, Pre-Refunded, 5.50%, 1/01/25 ....................................      16,300,000        17,469,688
       Series C, FSA Insured, 5.00%, 1/01/35 ...................................................      22,675,000        23,914,642
    Newark Housing Authority Port Authority Revenue, Newark Marine Terminal, MBIA Insured,
       5.00%, 1/01/26 ..........................................................................       3,245,000         3,438,694
       5.50%, 1/01/27 ..........................................................................       3,240,000         3,586,615
       5.50%, 1/01/28 ..........................................................................       2,000,000         2,202,620
       5.00%, 1/01/34 ..........................................................................      29,155,000        30,596,423
       5.00%, 1/01/37 ..........................................................................       3,965,000         4,152,941
    North Brunswick Township Board of Education GO, Refunding, FGIC Insured, 5.00%,
     2/01/15 ...................................................................................       2,000,000         2,047,440
    North Hudson Sewer Authority New Jersey Sewer Revenue, Series C, MBIA Insured, 5.00%,
       8/01/22 .................................................................................       1,000,000         1,046,700
       8/01/31 .................................................................................       1,000,000         1,040,290
    North Plainfield Board of Education GO, FSA Insured, 4.875%, 8/15/25 .......................       1,020,000         1,055,210
    Ocean County Board of Education GO, Cape May, FGIC Insured, Pre-Refunded, 5.00%,
       4/01/21 .................................................................................       2,155,000         2,299,988
       4/01/22 .................................................................................       2,142,000         2,286,114
    Passaic County Improvement Authority Lease Revenue, Preakness Healthcare Center Project,
     AMBAC Insured, 5.00%, 5/01/35 .............................................................       8,045,000         8,473,477


                                                             Annual Report | 177

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    NEW JERSEY (CONTINUED)
    Passaic County Improvement Authority Parking Facilities Revenue, Paterson Parking Deck
     Project, Series A, FSA Insured, 5.00%, 4/15/35 ............................................    $  1,375,000    $     1,443,723
    Passaic Valley Sewer Commissioners GO, Sewer System, Refunding, Series E, AMBAC Insured,
     5.75%, 12/01/22 ...........................................................................       8,925,000          9,678,895
    Rutgers State University COP, AMBAC Insured, 5.00%, 1/01/34 ................................       1,000,000          1,047,400
    South Brunswick Township Board of Education GO, Refunding, Series AA, FGIC Insured,
     5.50%, 8/01/24 ............................................................................       1,720,000          1,761,418
    South Jersey Transportation Authority Transportation System Revenue, AMBAC Insured,
     5.00%, 11/01/29 ...........................................................................      12,000,000         12,458,160
    Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Refunding, 6.00%, 6/01/37 ........      13,000,000         13,617,760
    Union County Utilities Authority Solid Waste Revenue, Sub Lease, Ogden Martin, Refunding,
     Series A, AMBAC Insured, 5.35%, 6/01/23 ...................................................       2,620,000          2,720,163
    University of Medicine and Dentistry COP,
       AMBAC Insured, 5.00%, 4/15/32 ...........................................................       4,625,000          4,844,549
       MBIA Insured, 5.00%, 6/15/29 ............................................................       4,090,000          4,313,723
       MBIA Insured, 5.00%, 6/15/36 ............................................................       9,000,000          9,447,390
       Series A, MBIA Insured, 5.00%, 9/01/22 ..................................................       1,700,000          1,792,429
    University of Medicine and Dentistry Revenue, Series A, AMBAC Insured, 5.00%,
       12/01/24 ................................................................................       2,500,000          2,638,800
       12/01/31 ................................................................................      29,395,000         30,779,504
    Upper Freehold Regional School District GO, MBIA Insured, 5.00%, 2/15/35 ...................       8,730,000          9,282,609
    Washington Township Board of Education GO, Mercer County, FGIC Insured, Pre-Refunded,
     5.00%, 1/01/28 ............................................................................       4,497,000          4,820,199
    West Orange County Board of Education COP, MBIA Insured, Pre-Refunded, 5.625%,
     10/01/29 ..................................................................................       2,000,000          2,158,660
    Woodbridge Township GO, FGIC Insured, 5.00%, 7/15/24 .......................................       1,220,000          1,280,146
                                                                                                                    ---------------
                                                                                                                        820,817,834
                                                                                                                    ---------------
    NEW YORK 4.4%
    Port Authority of New York and New Jersey Revenue,
       120th Series, MBIA Insured, 5.50%, 10/15/35 .............................................       5,000,000          5,166,150
       121st Series, MBIA Insured, 5.375%, 10/15/35 ............................................       3,000,000          3,117,360
       Consolidated, 109th Series, FSA Insured, 5.375%, 7/15/27 ................................       2,500,000          2,564,475
       Consolidated, 125th Series, FSA Insured, 5.00%, 4/15/32 .................................      23,950,000         25,278,267
       Consolidated, Refunding, 135th Series, XLCA Insured, 5.00%, 9/15/29 .....................       3,900,000          4,127,799
    Port Authority of New York and New Jersey Special Obligation Revenue, John F. Kennedy
     International Air Terminal, MBIA Insured, 5.75%, 12/01/22 .................................       8,000,000          8,408,800
                                                                                                                    ---------------
                                                                                                                         48,662,851
                                                                                                                    ---------------
    PENNSYLVANIA 1.8%
    Delaware River Port Authority Pennsylvania and New Jersey Delaware River Bridges Revenue,
     FSA Insured, 5.75%,
       1/01/22 .................................................................................       8,500,000         9,150,675
       1/01/26 .................................................................................      10,000,000        10,754,400
                                                                                                                   ---------------
                                                                                                                        19,905,075
                                                                                                                   ---------------


178 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    U.S. TERRITORIES 16.9%
    PUERTO RICO 15.7%
    Puerto Rico Commonwealth GO, Public Improvement,
       FSA Insured, 5.125%, 7/01/30 ...........................................................   $      8,350,000  $     8,796,307
       FSA Insured, Pre-Refunded, 5.125%, 7/01/30 .............................................         13,655,000       14,703,704
       Series A, 5.00%, 7/01/29 ...............................................................         10,000,000       10,378,600
       Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 ...................................          3,000,000        3,233,880
       Series A, Pre-Refunded, 5.00%, 7/01/27 .................................................         11,555,000       12,455,828
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series B, Pre-Refunded, 6.00%, 7/01/39 .................................................         10,000,000       11,094,200
       Series D, Pre-Refunded, 5.375%, 7/01/36 ................................................          5,000,000        5,480,200
       Series D, Pre-Refunded, 5.25%, 7/01/38 .................................................          5,000,000        5,445,150
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation,
     Series A, ETM, 5.50%, 10/01/32 ...........................................................          1,000,000        1,084,470
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
     Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/28 ....................................         15,000,000       15,570,300
    Puerto Rico Electric Power Authority Power Revenue,
       Series II, 5.25%, 7/01/31 ..............................................................         18,000,000       18,982,980
       Series RR, FGIC Insured, 5.00%, 7/01/35 ................................................         30,940,000       32,832,290
    Puerto Rico HFC Revenue, MFM, Portfolio A-I, 7.50%, 4/01/22 ...............................            925,000          925,130
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
     Facilities Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 .....          1,000,000        1,032,900
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ...................................................          6,830,000        7,240,346
       Series D, Pre-Refunded, 5.375%, 7/01/33 ................................................         18,170,000       19,861,264
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A, MBIA
     Insured, Pre-Refunded, 5.00%, 8/01/29 ....................................................          5,000,000        5,359,000
                                                                                                                    ---------------
                                                                                                                        174,476,549
                                                                                                                    ---------------
    VIRGIN ISLANDS 1.2%
    Virgin Islands PFAR,
       Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ........................          5,000,000        5,208,600
       senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/15 .....................          2,500,000        2,615,975
       senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .....................          3,045,000        3,182,452
       senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 .....................          2,000,000        2,085,780
                                                                                                                    ---------------
                                                                                                                         13,092,807
                                                                                                                    ---------------
    TOTAL U.S. TERRITORIES ....................................................................                         187,569,356
                                                                                                                    ---------------
    TOTAL LONG TERM INVESTMENTS (COST $1,029,971,742) .........................................                       1,091,764,616
                                                                                                                    ---------------
    SHORT TERM INVESTMENTS 0.8%
    BONDS 0.8%
    NEW JERSEY 0.4%
  a New Jersey EDA Revenue, first mortgage, Franciscan, Refunding, Weekly VRDN and
     Put, 3.16%, 10/01/12 .....................................................................          1,580,000        1,580,000
  a New Jersey State Educational Facilities Authority Revenue, Princeton University,
     Series B, Daily VRDN and Put, 2.90%, 7/01/21 .............................................          2,400,000        2,400,000
                                                                                                                    ---------------
                                                                                                                          3,980,000
                                                                                                                    ---------------


                                                             Annual Report | 179

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    NEW YORK 0.4%
  a Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
     Series 2, Daily VRDN and Put, 2.92%, 5/01/19 .............................................   $      4,400,000  $     4,400,000
                                                                                                                    ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $8,380,000)                                                                        8,380,000
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $1,038,351,742) 99.1% .............................................                       1,100,144,616
    OTHER ASSETS, LESS LIABILITIES 0.9% .......................................................                           9,704,968
                                                                                                                    ---------------
    NET ASSETS 100.0% .........................................................................                     $ 1,109,849,584
                                                                                                                    ===============


See Selected Portfolio Abbreviations on page 198.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


180 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                    ---------------------------------------------------------------
                                                                        YEAR ENDED FEBRUARY 28,
CLASS A                                                  2006          2005        2004 d        2003        2002
                                                    ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $   11.90     $   11.95     $   11.69   $   11.52   $   11.42
                                                    ---------------------------------------------------------------
Income from investment operations:

   Net investment income a ......................        0.50          0.52          0.54        0.53        0.55

   Net realized and unrealized gains (losses) ...          --         (0.04)         0.24        0.18        0.11
                                                    ---------------------------------------------------------------
Total from investment operations ................        0.50          0.48          0.78        0.71        0.66
                                                    ---------------------------------------------------------------
Less distributions from net investment income ...       (0.51)        (0.53)        (0.52)      (0.54)      (0.56)
                                                    ---------------------------------------------------------------
Redemption fees .................................          -- c          -- c          --          --          --
                                                    ---------------------------------------------------------------
Net asset value, end of year ....................   $   11.89     $   11.90     $   11.95   $   11.69   $   11.52
                                                    ===============================================================

Total return b ..................................        4.28%         4.15%         6.87%       6.32%       5.95%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $ 625,326     $ 570,324     $ 554,871   $ 559,531   $ 513,733

Ratios to average net assets:

   Expenses .....................................        0.66%         0.65%         0.65%       0.65%       0.67%

   Net investment income ........................        4.20%         4.40%         4.62%       4.63%       4.79%

Portfolio turnover rate .........................        4.96%        10.45%         4.82%       8.92%      19.36%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


                        Annual Report | See notes to financial statements. | 181

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND (CONTINUED)

                                                    ---------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,
CLASS C                                                  2006          2005        2004 d        2003        2002
                                                    ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $   12.01     $   12.06     $   11.79   $   11.61   $   11.50
                                                    ---------------------------------------------------------------
Income from investment operations:

   Net investment income a ......................        0.44          0.46          0.48        0.48        0.49

   Net realized and unrealized gains (losses) ...       (0.01)        (0.05)         0.25        0.18        0.12
                                                    ---------------------------------------------------------------
Total from investment operations ................        0.43          0.41          0.73        0.66        0.61
                                                    ---------------------------------------------------------------
Less distributions from net investment income ...       (0.44)        (0.46)        (0.46)      (0.48)      (0.50)
                                                    ---------------------------------------------------------------
Redemption fees .................................          -- c          -- c          --          --          --
                                                    ---------------------------------------------------------------
Net asset value, end of year ....................   $   12.00     $   12.01     $   12.06   $   11.79   $   11.61
                                                    ===============================================================

Total return b ..................................        3.66%         3.55%         6.30%       5.79%       5.50%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $  84,268     $  75,266     $  80,108   $  75,491   $  56,449

Ratios to average net assets:

   Expenses .....................................        1.21%         1.20%         1.22%       1.17%       1.22%

   Net investment income ........................        3.65%         3.85%         4.05%       4.11%       4.24%

Portfolio turnover rate .........................        4.96%        10.45%         4.82%       8.92%      19.36%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


182 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN OREGON TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 99.0%
    BONDS 99.0%
    OREGON 81.6%
    Bend Sewer Revenue, AMBAC Insured, Pre-Refunded, 5.375%, 10/01/20 .........................   $      1,550,000  $     1,670,544
    Benton and Linn County School District No. 509J GO, Corvallis, FSA Insured, 5.00%,
     6/01/22 ..................................................................................          5,000,000        5,308,250
    Benton County Hospital Facilities Authority Revenue, Samaritan Health Services
     Project, Refunding,
       5.20%, 10/01/17 ........................................................................          4,000,000        4,135,520
       5.125%, 10/01/28 .......................................................................          4,500,000        4,602,195
    Clackamas County Hospital Facility Authority Revenue,
       Gross Willamette Falls Project, Refunding, 5.375%, 4/01/22 .............................          2,125,000        2,190,301
       Gross Willamette Falls Project, Refunding, 5.125%, 4/01/26 .............................          1,000,000          999,340
       Kaiser Permanente, Series A, ETM, 5.375%, 4/01/14 ......................................          2,500,000        2,663,325
       Willamette Falls Hospital Project, 6.00%, 4/01/19 ......................................          1,000,000        1,042,260
       Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ...............................            500,000          508,290
       Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ...............................          1,500,000        1,517,385
    Clackamas County School District No. 007J Lake Oswego GO,
       MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 .............................................          5,000,000        5,336,500
       Refunding, FSA Insured, 5.25%, 6/01/25 .................................................          3,075,000        3,546,797
    Clackamas County School District No. 62C Oregon City GO, Refunding, FSA Insured,
     5.00%, 6/15/20 ...........................................................................          2,560,000        2,736,973
    Clackamas County School District No. 86 GO,
       Canby, 5.25%, 6/15/20 ..................................................................          3,000,000        3,198,390
       Canby, FSA Insured, 5.00%, 6/15/24 .....................................................          1,000,000        1,068,050
       Refunding, FGIC Insured, 5.00%, 6/15/20 ................................................          2,000,000        2,136,820
    Clackamas County School District No. 108 GO, FSA Insured, Pre-Refunded, 5.00%, 6/15/25 ....          5,000,000        5,338,750
    Coos County School District No. 13 GO, FSA Insured,
       5.00%, 6/15/22 .........................................................................             55,000           58,214
       Pre-Refunded, 5.00%, 6/15/22 ...........................................................          2,465,000        2,648,790
    Curry County School District No. 17-C Brookings Harbor GO, Pre-Refunded, 5.375%,
     12/15/20 .................................................................................          2,750,000        2,972,612
    Deschutes and Jefferson Counties School District No. 02J Redmond GO, Series A, FGIC
     Insured, 5.00%, 6/15/21 ..................................................................          1,000,000        1,069,130
    Deschutes County Administrative School District No. 1 GO, Series A, FSA Insured,
     Pre-Refunded, 5.125%, 6/15/21 ............................................................          3,500,000        3,758,020
    Emerald Peoples Utility District Revenue, Refunding, Series A, FSA Insured, 5.25%,
     11/01/21 .................................................................................          1,000,000        1,087,920
    Eugene Public Safety Facilities GO, FGIC Insured, Pre-Refunded, 5.70%, 6/01/16 ............            500,000          502,915
    Gresham Stormwater Revenue, FGIC Insured, 5.30%, 5/01/21 ..................................          1,190,000        1,275,180
    High Desert Education Service District GO, AMBAC Insured, 4.50%, 6/01/30 ..................          1,010,000        1,021,373
    Hillsboro GO, AMBAC Insured, 5.00%, 6/01/29 ...............................................          5,360,000        5,667,342
    Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project,
     Radian Insured, 5.375%,
       10/01/26 ...............................................................................          2,000,000        2,122,860
       10/01/31 ...............................................................................          2,000,000        2,119,780
    Jackson County School District No. 004 GO, FSA Insured,
       5.00%, 6/15/20 .........................................................................          1,450,000        1,528,242
       Pre-Refunded, 5.00%, 6/15/20 ...........................................................            550,000          587,263


                                                             Annual Report | 183

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN OREGON TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OREGON (CONTINUED)
    Jackson County School District No. 6 Central Point GO, Refunding, FSA Insured, 4.75%,
     6/15/20 ..................................................................................   $      2,155,000  $     2,261,672
    Jackson County School District No. 9 Eagle Point GO, Pre-Refunded, 5.00%,
       6/15/20 ................................................................................          1,680,000        1,793,820
       6/15/21 ................................................................................          1,500,000        1,601,625
    Josephine County Unit School District Three Rivers GO, Refunding, FGIC Insured, 5.00%,
     12/15/20 .................................................................................          1,500,000        1,641,360
    Klamath Falls Inter Community Hospital Authority Revenue, Merle West Medical Center
     Project, Refunding, 6.25%, 9/01/31 .......................................................          5,250,000        5,687,640
    Lane and Douglas Counties School District No. 045J3 GO, South Lane District,
     Refunding, FSA Insured, 4.75%, 6/15/25 ...................................................          3,510,000        3,627,199
    Lane County School District No. 052 Bethel GO, Refunding, FSA Insured, 5.00%, 6/15/20 .....          5,700,000        6,039,606
    Lane County School District No. 4J Eugene GO, FSA Insured, 4.75%, 7/01/22 .................          5,150,000        5,334,627
    Linn County Community School District No. 9 GO,
       Lebanon, FGIC Insured, Pre-Refunded, 5.55%, 6/15/21 ....................................          1,155,000        1,290,262
       Lebanon, FGIC Insured, Pre-Refunded, 5.60%, 6/15/30 ....................................          9,495,000       10,637,059
       MBIA Insured, Pre-Refunded, 5.375%, 6/15/30 ............................................          5,000,000        5,365,500
    Linn County School District No. 55 GO, Sweet Home, FSA Insured, Pre-Refunded, 5.00%,
     6/15/29 ..................................................................................          1,000,000        1,067,750
    Marion County Housing Authority Revenue, Elliott Residence Project, GNMA Secured,
     7.50%, 10/20/25 ..........................................................................          1,125,000        1,192,061
    Medford Hospital Facilities Authority Revenue, Asante Health System,
       Refunding, Series A, MBIA Insured, 5.00%, 8/15/18 ......................................          2,570,000        2,653,679
       Refunding, Series A, MBIA Insured, 5.00%, 8/15/24 ......................................          1,715,000        1,773,430
       Series A, MBIA Insured, Pre-Refunded, 5.00%, 8/15/18 ...................................          5,430,000        5,679,889
       Series A, MBIA Insured, Pre-Refunded, 5.00%, 8/15/24 ...................................          3,585,000        3,749,982
    Multnomah County Educational Facilities Revenue, University of Portland Project, 6.00%,
     4/01/25 ..................................................................................          2,000,000        2,138,960
    Multnomah County GO, Refunding, AMBAC Insured, 4.50%, 8/01/19 .............................          1,500,000        1,549,830
    Multnomah County School District No. 007 Reynolds GO,
       Refunding, MBIA Insured, 5.00%, 6/15/20 ................................................          2,000,000        2,199,840
       Series 2005, MBIA Insured, 5.00%, 6/01/35 ..............................................          3,220,000        3,312,672
    Multnomah County School District No. 40 GO, FSA Insured, Pre-Refunded, 5.00%, 12/01/20 ....          3,490,000        3,713,709
    Multnomah-Clackamas Counties Centennial School District No. 28-302 GO, FGIC Insured,
     Pre-Refunded, 5.00%, 6/15/21 .............................................................          5,000,000        5,338,750
    Northern Wasco County Peoples Utilities District Hydroelectric Revenue, McNary Dam
     Fishway Project, 5.20%, 12/01/24 .........................................................          5,000,000        5,005,650
    Oak Lodge Water District GO, AMBAC Insured,
       7.40%, 12/01/08 ........................................................................            215,000          217,111
       7.50%, 12/01/09 ........................................................................            215,000          217,163
    Oregon Coast Community College District GO, MBIA Insured, 5.00%, 6/15/23 ..................          3,745,000        3,998,462
    Oregon Health and Science University Revenue,
       Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 7/01/21 ............         11,480,000        5,821,164
       Series A, MBIA Insured, 5.00%, 7/01/32 .................................................         23,750,000       24,880,737


184 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN OREGON TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OREGON (CONTINUED)
    Oregon State Department of Administrative Services COP,
       FSA Insured, 4.625%, 5/01/30 ...........................................................    $  7,795,000     $     7,908,417
       Refunding, Series A, AMBAC Insured, 5.00%, 5/01/24 .....................................      10,000,000          10,375,400
       Refunding, Series B, AMBAC Insured, 5.00%, 5/01/26 .....................................       7,500,000           7,880,475
       Refunding, Series B, FSA Insured, 5.00%, 5/01/21 .......................................       1,930,000           2,054,852
       Series A, AMBAC Insured, Pre-Refunded, 6.00%, 5/01/26 ..................................       2,000,000           2,210,900
       Series A, FSA Insured, 5.00%, 5/01/23 ..................................................       2,695,000           2,872,196
       Series B, FGIC Insured, 5.00%, 11/01/30 ................................................      19,100,000          20,208,755
    Oregon State Department of Transportation Highway User Tax Revenue,
       Refunding, Series A, 5.00%, 11/15/22 ...................................................       1,200,000           1,282,824
       Refunding, Series A, 5.00%, 11/15/23 ...................................................       1,260,000           1,344,105
       Refunding, Series A, 5.00%, 11/15/25 ...................................................       1,295,000           1,381,441
       Refunding, Series A, 5.00%, 11/15/29 ...................................................       3,330,000           3,524,772
       Series A, 5.125%, 11/15/23 .............................................................       5,000,000           5,348,650
       Series A, 5.125%, 11/15/26 .............................................................      14,200,000          15,147,140
       Series A, 5.00%, 11/15/28 ..............................................................       5,000,000           5,299,900
  a Oregon State EDR, Georgia Pacific Corp. Project, Series CLVII, 6.35%, 8/01/25 .............       7,910,000           7,967,585
    Oregon State Facilities Authority Revenue,
       Senior College in Student Housing Project, Series A, XLCA Insured, 5.00%, 7/01/35 ......       3,660,000           3,837,730
       Willamette University Projects, Refunding, Series A, FGIC Insured, 5.00%, 10/01/35 .....       2,710,000           2,868,454
    Oregon State GO,
       Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/27 .....................       6,000,000           6,183,960
       Board of Higher Education, Series A, Pre-Refunded, 5.65%, 8/01/27 ......................       4,440,000           4,620,575
       Board of Higher Education, Series C, Pre-Refunded, 5.65%, 8/01/27 ......................       1,460,000           1,519,378
       Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/15 .......................         910,000             918,745
       Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/21 .......................         455,000             463,586
       Elderly and Disabled Housing Authority, Series A, 5.375%, 8/01/28 ......................       1,435,000           1,458,218
       Elderly and Disabled Housing Authority, Series B, 6.10%, 8/01/17 .......................       1,410,000           1,419,489
       Elderly and Disabled Housing Authority, Series B, 6.25%, 8/01/23 .......................       2,015,000           2,031,503
       Elderly and Disabled Housing Authority, Series C, 6.50%, 8/01/22 .......................         335,000             335,573
       State Board of Higher Education, Refunding, Series A, 5.00%, 8/01/30 ...................       1,705,000           1,803,276
       State Board of Higher Education, Refunding, Series A, 5.00%, 8/01/31 ...................       2,000,000           2,080,580
       State Board of Higher Education, Refunding, Series A, 5.00%, 8/01/35 ...................       6,000,000           6,331,560
       State Board of Higher Education, Refunding, Series E, 5.00%, 8/01/29 ...................       7,745,000           8,191,189
       State Board of Higher Education, Series A, Pre-Refunded, 5.60%, 8/01/25 ................       8,000,000           8,603,920
       State Board of Higher Education, Series A, Pre-Refunded, 5.50%, 8/01/29 ................       2,000,000           2,144,600
       Veteran's Welfare, Series 75, 5.85%, 10/01/15 ..........................................         265,000             270,552
       Veteran's Welfare, Series 75, 5.875%, 10/01/18 .........................................         135,000             137,750
       Veteran's Welfare, Series 75, 6.00%, 4/01/27 ...........................................         380,000             387,969
       Veteran's Welfare, Series 76-A, 6.05%, 10/01/28 ........................................         825,000             836,014
       Veteran's Welfare, Series 77, 5.30%, 10/01/29 ..........................................       2,175,000           2,226,286
       Veteran's Welfare, Series A, 5.70%, 10/01/32 ...........................................       2,810,000           2,874,377
    Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
       Peacehealth, AMBAC Insured, 5.00%, 11/15/26 ............................................       5,500,000           5,770,655
       Reed College Project, Series A, 5.75%, 7/01/32 .........................................      10,735,000          11,546,781


                                                             Annual Report | 185

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN OREGON TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OREGON (CONTINUED)
    Oregon State Housing and Community Services Department MFHR,
       Series A, 6.15%, 7/01/21 ...............................................................    $    910,000     $       932,222
       Series B, 6.00%, 7/01/31 ...............................................................       5,000,000           5,179,000
    Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program,
       Series A, 6.35%, 7/01/14 ...............................................................         635,000             635,711
       Series A, 6.40%, 7/01/18 ...............................................................         315,000             315,929
       Series A, 6.45%, 7/01/26 ...............................................................         745,000             753,523
       Series C, 6.20%, 7/01/15 ...............................................................         660,000             667,049
       Series C, 6.40%, 7/01/26 ...............................................................         365,000             369,176
       Series D, 6.80%, 7/01/27 ...............................................................         580,000             594,784
       Series H, FHA Insured, 5.75%, 7/01/30 ..................................................       2,005,000           2,054,544
    Polk Marion and Benton Counties School District No. 13J GO, FSA Insured, Pre-Refunded,
     5.80%, 6/15/20 ...........................................................................       1,985,000           2,163,372
    Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15 ..........................         945,000             953,533
    Port of Portland International Airport Revenue, Portland International Airport,
       Refunding, Series D, FGIC Insured, 5.00%, 7/01/23 ......................................       3,000,000           3,098,310
       Series 7B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 ..................................       2,800,000           3,267,628
       Series 12C, FGIC Insured, 5.00%, 7/01/18 ...............................................       1,500,000           1,569,060
       Series A, AMBAC Insured, 5.50%, 7/01/24 ................................................      22,000,000          23,630,420
    Port St. Helens PCR,
       Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/27 ................................       4,300,000           4,364,672
       Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 ........................       3,600,000           3,597,156
    Portland Community College District GO, Series B, Pre-Refunded, 5.00%,
       6/01/20 ................................................................................       7,185,000           7,650,804
       6/01/21 ................................................................................       6,290,000           6,697,781
    Portland GO,
       Central City Streetcar Project, Series A, 4.75%, 4/01/21 ...............................       3,600,000           3,668,976
       Ltd. Tax, Series A, 5.00%, 4/01/18 .....................................................       1,000,000           1,030,590
       Ltd. Tax, Series A, 5.00%, 6/01/24 .....................................................      10,000,000          10,541,500
       Ltd. Tax, Series A, MBIA Insured, 5.125%, 6/01/30 ......................................       6,315,000           6,671,355
       Ltd. Tax, Series B, zero cpn., 6/01/21 .................................................       1,000,000             511,230
    Portland Housing Authority MFR,
       Berry Ridge Project, 6.30%, 5/01/29 ....................................................       1,500,000           1,537,800
       Housing, Lovejoy Station Apartments Project, MBIA Insured, 6.00%, 7/01/33 ..............       2,000,000           2,093,740
    Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%, 10/01/16 .........         585,000             586,585
    Portland MFR,
       Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 ................................       1,000,000           1,015,940
       Housing Garden Park Estates Project, Series A, GNMA Secured, 5.875%, 3/20/37 ...........       3,175,000           3,289,046
    Portland River District Urban Renewal and Redevelopment Revenue, Series A, AMBAC Insured,
     5.00%, 6/15/21 ...........................................................................       3,000,000           3,185,820
    Portland Sewer System Revenue,
       first lien, Series A, FSA Insured, 5.00%, 10/01/24 .....................................       6,235,000           6,655,738
       second lien, Refunding, Series A, FSA Insured, 5.00%, 6/01/23 ..........................       2,500,000           2,642,850
    Portland Urban Renewal and Redevelopment Revenue, Interstate Corridor, Refunding, Series A,
       FGIC Insured, 5.00%,
       6/15/23 ................................................................................       2,030,000           2,172,993
       6/15/24 ................................................................................       1,295,000           1,383,125
       6/15/25 ................................................................................       2,385,000           2,541,623


186 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN OREGON TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    OREGON (CONTINUED)
    Portland Urban Renewal and Redevelopment Tax Allocation, Convention Center, Series A,
     AMBAC Insured, 5.50%, 6/15/20 ............................................................    $  3,000,000     $     3,233,850
    Redmond GO, Series C, MBIA Insured, 5.00%, 6/01/33 ........................................       1,260,000           1,320,719
    Salem-Keizer School District No. 24J GO, Pre-Refunded, 5.00%, 6/01/19 .....................       9,500,000           9,929,970
    Southwestern Community College District GO, MBIA Insured, 5.00%, 6/01/28 ..................       1,100,000           1,161,501
    Sunrise Water Authority Water Revenue, sub. lien,
       Series B, XLCA Insured, 5.00%, 9/01/25 .................................................       1,160,000           1,228,312
       XLCA Insured, 5.00%, 3/01/25 ...........................................................       1,660,000           1,747,183
    Tillamook and Yamhill Counties School District No. 101, Nestucca Valley, FSA Insured,
     5.00%, 6/15/25 ...........................................................................       1,765,000           1,880,908
    Tri-County Metropolitan Transportation District Revenue, Ltd. Obligation, Airport Light
     Rail, Series 1, 5.65%, 6/01/29 ...........................................................      14,080,000          14,780,198
    Washington and Clackamas Counties School District No. 23 J Tigard GO,
       MBIA Insured, Pre-Refunded, 5.00%, 6/15/22 .............................................       7,000,000           7,521,920
       Refunding, MBIA Insured, 5.00%, 6/15/19 ................................................       6,000,000           6,600,240
       Refunding, MBIA Insured, 5.00%, 6/15/20 ................................................       6,260,000           6,885,499
       Refunding, MBIA Insured, 5.00%, 6/15/22 ................................................       6,905,000           7,637,551
    Washington County Clean Water Services Sewer Revenue, senior lien, FGIC Insured, 5.00%,
     10/01/19 .................................................................................       3,905,000           4,122,352
    Washington County GO,
       Obligations, Refunding, 5.00%, 6/01/24 .................................................       3,680,000           3,959,349
       Obligations, Refunding, 4.375%, 6/01/26 ................................................       4,375,000           4,404,050
       Pre-Refunded, 5.00%, 6/01/26 ...........................................................      10,000,000          10,648,300
    Washington County School District No. 48J Beaverton GO, Pre-Refunded, 5.00%, 6/01/22 ......       4,155,000           4,463,052
    Washington County Unified Sewer Agency Revenue, senior lien, Refunding, Series A, 6.20%,
     10/01/10 .................................................................................         470,000             471,100
    Washington Multnomah and Yamhill Counties School District No. 1J Hillsboro GO, FSA Insured,
     5.60%, 4/01/20 ...........................................................................       1,000,000           1,070,100
                                                                                                                    ---------------
                                                                                                                        578,970,411
                                                                                                                    ---------------
    U.S. TERRITORIES 17.4%
    PUERTO RICO 16.3%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
     Refunding, 5.625%, 5/15/43 ...............................................................      10,000,000          10,339,600
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.00%, 7/01/29 .........................................................................      10,000,000          10,378,600
       5.125%, 7/01/31 ........................................................................       9,885,000          10,207,251
       Pre-Refunded, 5.00%, 7/01/27 ...........................................................      10,000,000          10,779,600
       Pre-Refunded, 5.125%, 7/01/31 ..........................................................       5,115,000           5,507,832
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
       5.50%, 7/01/36 .........................................................................      13,000,000          14,243,710
       Pre-Refunded, 5.50%, 7/01/26 ...........................................................       4,275,000           4,368,494
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series D, Pre-Refunded, 5.375%, 7/01/36 ..................................................      10,000,000          10,960,400
    Puerto Rico Electric Power Authority Power Revenue,
       Series II, 5.25%, 7/01/31 ..............................................................      12,000,000          12,655,320
       Series II, FSA Insured, 5.125%, 7/01/26 ................................................       9,150,000           9,791,141
       Series RR, FGIC Insured, 5.00%, 7/01/35 ................................................      10,000,000          10,611,600


                                                             Annual Report | 187

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN OREGON TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico HFC Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%,
     12/01/26 .................................................................................    $    395,000     $       399,199
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
       5.50%, 8/01/29 .........................................................................       1,285,000           1,363,989
       Pre-Refunded, 5.50%, 8/01/29 ...........................................................       3,715,000           4,073,200
                                                                                                                    ---------------
                                                                                                                        115,679,936
                                                                                                                    ---------------
    VIRGIN ISLANDS 1.1%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
       10/01/15 ...............................................................................       1,635,000           1,710,848
       10/01/18 ...............................................................................       2,400,000           2,508,336
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
       7/01/18 ................................................................................       2,500,000           2,521,900
       7/01/21 ................................................................................       1,400,000           1,412,810
                                                                                                                    ---------------
                                                                                                                          8,153,894
                                                                                                                    ---------------
    TOTAL U.S. TERRITORIES ....................................................................                         123,833,830
                                                                                                                    ---------------
    TOTAL LONG TERM INVESTMENTS (COST $664,491,973) ...........................................                         702,804,241
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $664,491,973) 99.0% ...............................................                         702,804,241
    OTHER ASSETS, LESS LIABILITIES 1.0% .......................................................                           6,790,001
                                                                                                                    ---------------
    NET ASSETS 100.0% .........................................................................                     $   709,594,242
                                                                                                                    ===============

See Selected Portfolio Abbreviations on page 198.

a     See Note 8 regarding other considerations.


188 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                      -----------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS A                                                      2006            2005          2004 d            2003            2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................   $     10.48     $     10.62     $     10.51     $     10.29     $     10.12
                                                      -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income a ........................          0.46            0.47            0.47            0.50            0.52

   Net realized and unrealized gains (losses) .....         (0.04)          (0.15)           0.11            0.22            0.17
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................          0.42            0.32            0.58            0.72            0.69
                                                      -----------------------------------------------------------------------------
Less distributions from net investment income .....         (0.46)          (0.46)          (0.47)          (0.50)          (0.52)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................            -- c            -- c            --              --              --
                                                      -----------------------------------------------------------------------------
Net asset value, end of year ......................   $     10.44     $     10.48     $     10.62     $     10.51     $     10.29
                                                      =============================================================================

Total return b ....................................          4.08%           3.19%           5.66%           7.23%           7.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $   718,293     $   693,804     $   732,998     $   722,865     $   676,684

Ratios to average net assets:

   Expenses .......................................          0.66%           0.66%           0.66%           0.66%           0.67%

   Net investment income ..........................          4.37%           4.52%           4.51%           4.82%           5.07%

Portfolio turnover rate ...........................         13.07%           7.48%          17.63%           6.60%          11.23%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


                        Annual Report | See notes to financial statements. | 189

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND (CONTINUED)

                                                      -----------------------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28,
CLASS B                                                      2006            2005          2004 d            2003            2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................   $     10.51     $     10.65     $     10.54     $     10.31     $     10.13
                                                      -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income a ........................          0.40            0.41            0.42            0.44            0.46

   Net realized and unrealized gains (losses) .....         (0.04)          (0.14)           0.10            0.24            0.18
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................          0.36            0.27            0.52            0.68            0.64
                                                      -----------------------------------------------------------------------------
Less distributions from net investment income .....         (0.40)          (0.41)          (0.41)          (0.45)          (0.46)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................            -- c            -- c            --              --              --
                                                      -----------------------------------------------------------------------------
Net asset value, end of year ......................   $     10.47     $     10.51     $     10.65     $     10.54     $     10.31
                                                      =============================================================================

Total return b ....................................          3.51%           2.61%           5.06%           6.74%           6.50%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $    47,623     $    51,913     $    50,112     $    36,575     $    16,408

Ratios to average net assets:

   Expenses .......................................          1.21%           1.21%           1.21%           1.21%           1.22%

   Net investment income ..........................          3.82%           3.97%           3.96%           4.27%           4.50%

Portfolio turnover rate ...........................         13.07%           7.48%          17.63%           6.60%          11.23%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


190 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND (CONTINUED)

                                                      -----------------------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28,
CLASS C                                                      2006           2005           2004 d            2003           2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................   $     10.56     $    10.69      $     10.58     $     10.35     $    10.18
                                                      -----------------------------------------------------------------------------
Income from investment operations:

   Net investment income a ........................          0.40           0.42             0.42            0.45           0.46

   Net realized and unrealized gains (losses) .....         (0.05)         (0.15)            0.10            0.23           0.17
                                                      -----------------------------------------------------------------------------
Total from investment operations ..................          0.35           0.27             0.52            0.68           0.63
                                                      -----------------------------------------------------------------------------
Less distributions from net investment income .....         (0.40)         (0.40)           (0.41)          (0.45)         (0.46)
                                                      -----------------------------------------------------------------------------
Redemption fees ...................................            -- c           -- c             --              --             --
                                                      -----------------------------------------------------------------------------
Net asset value, end of year ......................   $     10.51     $    10.56      $     10.69     $     10.58     $    10.35
                                                      =============================================================================

Total return b ....................................          3.40%          2.69%            5.04%           6.71%          6.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................   $    88,237     $   79,551      $    81,137     $    74,605     $   55,692

Ratios to average net assets:

   Expenses .......................................          1.21%          1.21%            1.23%           1.19%          1.22%

   Net investment income ..........................          3.82%          3.97%            3.94%           4.29%          4.52%

Portfolio turnover rate ...........................         13.07%          7.48%           17.63%           6.60%         11.23%

a     Based on average daily shares outstanding.

b     Total return does not reflect the contingent deferred sales charge.

c     Amount is less than $0.01 per share.

d     For the year ended February 29.


                        Annual Report | See notes to financial statements. | 191

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

------------------------------------------------------------------------------------------------------------------------------------
     FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 98.9%
     BONDS 98.9%
     PENNSYLVANIA 92.6%
     Allegheny County Airport Authority Airport Revenue, Pittsburgh International Airport,
      Refunding, FGIC Insured, 5.75%, 1/01/18 ...................................................    $ 1,000,000      $   1,059,100
     Allegheny County Airport Revenue, Pittsburgh International Airport, Refunding, Series B,
      MBIA Insured, 5.00%, 1/01/19 ..............................................................      6,000,000          6,183,840
     Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 .......................................      4,000,000          4,169,320
     Allegheny County GO, MBIA Insured, Pre-Refunded, 5.00%, 11/01/27 ...........................      1,000,000          1,078,530
     Allegheny County Higher Education Building Authority University Revenue,
        Duquesne University, Series A, XLCA Insured, 5.00%, 3/01/29 .............................      5,000,000          5,298,600
        Duquesne University, Series A, XLCA Insured, 5.00%, 3/01/33 .............................      6,630,000          6,998,296
        Duquesne University Project, AMBAC Insured, Pre-Refunded, 5.00%, 3/01/21 ................      1,000,000          1,020,000
     Allegheny County Hospital Development Authority Revenue,
        Allegheny General Hospital Project, Series A, MBIA Insured, Pre-Refunded, 6.25%,
         9/01/20 ................................................................................     10,000,000         10,416,300
        Allegheny Hospital, South Hills Health System, Refunding, Series A, MBIA Insured, 5.875%,
         5/01/26 ................................................................................      1,700,000          1,739,627
        Health Center, Canterbury Place, Refunding, MBIA Insured, 5.375%, 12/01/21 ..............      4,500,000          4,712,040
        Health System, Series A, MBIA Insured, 6.50%, 11/15/30 ..................................     10,000,000         11,379,400
        University of Pittsburgh Health Center, Refunding, Series A, MBIA Insured, 5.625%,
         4/01/27 ................................................................................     10,450,000         10,858,908
     Allegheny County IDAR,
        Environmental Improvement, USX Corp., Refunding, 6.10%, 1/15/18 .........................      2,000,000          2,081,500
        Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 ........................     10,000,000         10,414,300
        Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 .........................      7,530,000          7,828,489
        Series A, MBIA Insured, 5.00%, 11/01/29 .................................................      5,000,000          5,227,100
        Series B, MBIA Insured, 5.00%, 11/01/29 .................................................      9,000,000          9,408,780
     Allegheny County Port Authority Special Revenue, Transportation,
        FGIC Insured, 5.00%, 3/01/25 ............................................................     13,250,000         13,856,585
        FGIC Insured, 5.00%, 3/01/29 ............................................................     16,500,000         17,184,255
        MBIA Insured, Pre-Refunded, 6.125%, 3/01/29 .............................................     15,000,000         16,272,150
     Allegheny County Residential Finance Authority Mortgage Revenue, SFM,
        Series DD-1, GNMA Secured, 5.35%, 11/01/19 ..............................................        290,000            295,844
        Series DD-2, GNMA Secured, 5.40%, 11/01/29 ..............................................      1,425,000          1,451,306
        Series FF-2, GNMA Secured, 6.00%, 11/01/31 ..............................................      2,935,000          3,030,857
        Series II-2, GNMA Secured, 5.90%, 11/01/32 ..............................................      1,045,000          1,091,983
        Series T, GNMA Secured, 6.95%, 5/01/17 ..................................................        510,000            510,362
     Allegheny Valley School District GO, MBIA Insured, 5.00%, 11/01/28 .........................      1,550,000          1,639,171
     Allentown Parking Authority Parking Revenue, FSA Insured, 5.00%, 11/15/35 ..................      4,430,000          4,684,371
     Armstrong County GO, MBIA Insured, 5.40%, 6/01/31 ..........................................      2,500,000          2,655,450
     Beary Valley Joint Authority Water Revenue, FSA Insured, 5.00%, 5/01/29 ....................      1,000,000          1,048,350
     Bedford County GO, AMBAC Insured, 5.00%, 9/01/35 ...........................................      6,590,000          6,962,269
     Bensalem Township GO, Refunding, FGIC Insured, 5.75%, 12/01/16 .............................      3,000,000          3,011,610
     Berwick Area School District GO, Series A, FGIC Insured, Pre-Refunded, 5.00%, 10/01/25 .....      1,000,000          1,071,190
     Bucks County IDAR, AMBAC Insured, 5.125%, 9/15/31 ..........................................      3,675,000          3,839,383
     Butler Area School District GO, FSA Insured, Pre-Refunded, 5.00%, 4/01/31 ..................      4,000,000          4,351,360
     Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ...............      3,400,000          3,593,630
     Catasauqua Area School District GO, FSA Insured, 5.00%, 2/15/36 ............................      4,775,000          5,035,237
     Chester County School Authority School Revenue, AMBAC Insured, 5.00%, 4/01/22 ..............      2,545,000          2,720,681


192 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Chichester School District GO, FSA Insured, 5.00%, 3/15/26 ...................................    $   1,830,000   $   1,923,623
    Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
       5.40%, 7/01/07 ............................................................................        1,000,000       1,002,200
       5.55%, 7/01/09 ............................................................................        2,365,000       2,377,629
       5.60%, 7/01/10 ............................................................................          600,000         600,486
       5.75%, 7/01/12 ............................................................................        1,795,000       1,800,223
       5.75%, 7/01/17 ............................................................................          700,000         687,386
       5.625%, 7/01/21 ...........................................................................        1,500,000       1,423,830
    Council Rock School District GO, Series A, MBIA Insured, 5.00%, 11/15/22 .....................        5,180,000       5,430,608
    Cumberland County Municipal Authority College Revenue, Dickinson College, Series A,
     AMBAC Insured, 5.50%, 11/01/30 ..............................................................        1,200,000       1,278,936
    Dauphin County General Authority Health System Revenue, Pinnacle Health, MBIA Insured,
       5.50%, 5/15/17 ............................................................................        1,015,000       1,046,272
       Pre-Refunded, 5.50%, 5/15/17 ..............................................................          985,000       1,018,884
    Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital Project,
       Refunding, Series A, MBIA Insured, 6.50%, 7/01/12 .........................................        4,500,000       4,507,740
       Series B, MBIA Insured, ETM, 6.25%, 7/01/16 ...............................................        5,000,000       5,712,850
    Deer Lakes School District GO, Series A, FSA Insured, Pre-Refunded, 5.00%, 1/15/23 ...........        1,000,000       1,028,300
    Delaware County Authority College Revenue,
       Cabrini College, Radian Insured, 5.875%, 7/01/29 ..........................................        6,385,000       6,799,195
       Eastern College, Series C, 5.625%, 10/01/28 ...............................................        2,210,000       2,243,791
       Haverford College, 5.75%, 11/15/29 ........................................................        3,500,000       3,817,170
       Haverford College, 6.00%, 11/15/30 ........................................................        1,750,000       1,933,610
    Delaware County Authority Revenue,
       Dunwoody Village Project, 6.25%, 4/01/30 ..................................................        1,800,000       1,890,792
       Health Facilities, Mercy Health Corp. Project, ETM, 6.00%, 12/15/26 .......................       10,800,000      11,185,560
    Delaware County IDAR, Philadelphia Suburban Water Co. Project, FGIC Insured, 6.00%,
     6/01/29 .....................................................................................        2,000,000       2,157,040
    Delaware County University Authority Revenue, Villanova University, Series A, MBIA Insured,
     5.00%, 12/01/28 .............................................................................        3,000,000       3,106,350
    Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
     AMBAC Insured, 5.60%, 7/01/17 ...............................................................        5,000,000       5,649,650
    Erie County IDA Environmental Improvement Revenue, International Paper Co. Project,
     Refunding, Series B, 6.00%, 9/01/16 .........................................................          600,000         635,640
    Erie GO, Series E, FGIC Insured, 5.25%, 11/15/25 .............................................        5,000,000       5,307,600
    Erie School District GO, AMBAC Insured, Pre-Refunded, 5.80%, 9/01/29 .........................        3,000,000       3,282,030
    Greater Johnstown School District GO, Series C, MBIA Insured, 5.125%, 8/01/25 ................        3,620,000       3,818,738
    Hazleton Area School District GO, Series B, FGIC Insured, 5.00%, 3/01/23 .....................        4,455,000       4,542,140
    Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital, 5.50%,
     7/01/27 .....................................................................................        1,500,000       1,401,750
    Indiana County IDAR, Indiana University of Pennsylvania, Refunding, AMBAC Insured, 5.00%,
     11/01/29 ....................................................................................        1,250,000       1,320,975
    Johnstown RDA Sewer Revenue, Series A, FSA Insured, 5.00%, 8/15/34 ...........................        1,825,000       1,918,641
    Lancaster County Hospital Authority Revenue, Health Center, Willow Valley Retirement Project,
     5.875%, 6/01/21 .............................................................................        1,000,000       1,055,900
    Latrobe IDAR, St. Vincent College Project, 5.70%, 5/01/31 ....................................        1,500,000       1,595,325


                                                             Annual Report | 193

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Lehigh County General Purpose Authority Revenues,
       Good Shepherd Rehabilitation Hospital, Refunding, AMBAC Insured, 5.25%, 11/15/27 ..........    $   5,000,000   $   5,162,300
       Lehigh Valley Hospital, Health Network, Series A, MBIA Insured, 5.00%, 7/01/28 ............        4,000,000       4,089,360
       Lehigh Valley Hospital, Health Network, Series B, FSA Insured, 5.25%, 7/01/19 .............        2,750,000       2,953,390
    Lower Merion Township School District GO, Refunding, 4.375%, 5/15/18 .........................        1,000,000       1,018,820
    Luzerne County GO, Series D, FGIC Insured, 5.00%, 11/15/26 ...................................        2,000,000       2,070,920
    Lycoming County Authority College Revenue, Pennsylvania College of Technology,
       AMBAC Insured, 5.25%, 5/01/32 .............................................................        5,030,000       5,299,859
       Refunding, AMBAC Insured, 5.35%, 7/01/26 ..................................................        2,400,000       2,556,000
    Mercer County GO, FGIC Insured, 5.00%, 10/01/31 ..............................................        2,000,000       2,074,740
    Mercer County IDA Water Facilities Revenue, MBIA Insured, 6.00%, 7/01/30 .....................        5,000,000       5,426,550
    Montgomery County GO, 5.00%, 9/15/22 .........................................................        3,335,000       3,510,855
    Montgomery County Higher Education and Health Authority Revenue, Faulkeways at
     Gwynedd Project, 6.75%,
       11/15/24 ..................................................................................          400,000         424,032
       11/15/30 ..................................................................................        1,000,000       1,060,770
    Montgomery County IDA Retirement Community Revenue,
       Adult Community Total Services, Refunding, Series A, 5.875%, 11/15/22 .....................        4,850,000       4,994,530
       Adult Community Total Services, Series B, 5.75%, 11/15/17 .................................        4,000,000       4,129,920
       Adult Community Total Services Retirement-Life Communities Inc., 5.25%, 11/15/28 ..........        5,000,000       5,068,100
    Mount Pleasant Business District Authority Hospital Revenue, Frick Hospital, Pre-Refunded,
       5.70%, 12/01/13 ...........................................................................        1,205,000       1,272,733
       5.75%, 12/01/17 ...........................................................................          500,000         528,525
       5.75%, 12/01/27 ...........................................................................        1,600,000       1,691,280
    Muhlenberg School District GO, Series AA, FGIC Insured,
       5.00%, 9/01/22 ............................................................................        1,390,000       1,461,502
       Pre-Refunded, 6.00%, 9/01/23 ..............................................................        4,000,000       4,409,040
    New Wilmington Municipal Authority College Revenue, Westminster College, 5.35%, 3/01/28 ......        2,250,000       2,280,082
    Norristown Area School District GO, FGIC Insured, 5.00%, 9/01/27 .............................        5,000,000       5,246,450
    Northampton Boro Municipal Authority Water Revenue, MBIA Insured, 5.00%, 5/15/34 .............        2,400,000       2,520,000
    Norwin School District GO,
       FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ................................................        5,000,000       5,445,250
       Series A, MBIA Insured, 5.00%, 4/01/30 ....................................................        1,000,000       1,034,820
       Series B, MBIA Insured, 5.00%, 4/01/31 ....................................................        6,390,000       6,569,878
    Pennsbury School District GO, FGIC Insured, 5.00%, 1/15/22 ...................................        2,835,000       2,978,196
    Pennsylvania Economic Development Financing Authority Revenue, Lincoln University, Series A,
     FGIC Insured, 5.00%, 6/01/33 ................................................................        3,325,000       3,494,342
    Pennsylvania HFAR,
       Future Income Growth Securities, SFM, Series 64, zero cpn. to 10/01/08, 5.25% thereafter,
        4/01/30 ..................................................................................        3,200,000       2,818,400
       SFM, Refunding, Series 63A, zero cpn., 4/01/30 ............................................       10,885,000       3,012,533
       SFM, Refunding, Series 72A, 5.25%, 4/01/21 ................................................        7,000,000       7,087,640
    Pennsylvania State Higher Educational Facilities Authority College and University Revenues,
       Allegheny College, Series B, 6.125%, 11/01/13 .............................................           90,000          90,149
       Drexel University, MBIA Insured, 5.75%, 5/01/22 ...........................................        3,095,000       3,237,587
       Drexel University, MBIA Insured, Pre-Refunded, 5.75%, 5/01/22 .............................          905,000         946,693
       Marywood University Project, MBIA Insured, Pre-Refunded, 5.65%, 6/01/25 ...................        2,500,000       2,708,100


194 | Annual Report

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Pennsylvania State Higher Educational Facilities Authority Health Services Revenue, Allegheny
     Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured, 5.875%, 11/15/21 .......    $  17,000,000   $  17,588,370
    Pennsylvania State Higher Educational Facilities Authority Revenue,
       Bryn Mawr College, AMBAC Insured, 5.125%, 12/01/29 ........................................        1,500,000       1,567,785
       Drexel University, Series A, 5.00%, 5/01/20 ...............................................        1,485,000       1,553,325
       Drexel University, Series A, 5.20%, 5/01/29 ...............................................          750,000         794,933
       Philadelphia College of Textiles and Science, Pre-Refunded, 6.75%, 4/01/20 ................        3,040,000       3,109,434
     a Scranton University, Series A, XLCA Insured, 5.00%, 11/01/35 ..............................        5,000,000       5,276,950
       State System of Higher Education, Series N, MBIA Insured, Pre-Refunded, 5.80%, 6/15/24 ....        4,000,000       4,028,160
       State System of Higher Education, Series R, FSA Insured, 5.00%, 6/15/24 ...................        3,140,000       3,281,740
       Temple University, First Series, MBIA Insured, 5.00%, 7/15/31 .............................        3,000,000       3,125,910
       Trustees University of Pennsylvania, Refunding, Series C, 5.00%, 7/15/26 ..................        5,000,000       5,306,900
       Trustees University of Pennsylvania, Refunding, Series C, 5.00%, 7/15/38 ..................        5,000,000       5,275,150
       University Sciences Philadelphia, Series A, XLCA Insured, 5.00%, 11/01/36 .................        8,315,000       8,738,566
       Widener University, 5.00%, 7/15/31 ........................................................          500,000         513,905
    Pennsylvania State Public School Building Authority Revenue,
       Career Institute of Technology, FGIC Insured, 5.00%, 11/15/28 .............................        1,000,000       1,060,470
       Central Montgomery County Area, FGIC Insured, 5.00%, 5/15/24 ..............................        2,500,000       2,655,200
       Lehigh Career and Technical Institution, MBIA Insured, 5.00%, 10/01/31 ....................        1,000,000       1,037,370
    Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue, Series B, MBIA Insured,
     5.00%,
       12/01/24 ..................................................................................        1,655,000       1,752,877
       12/01/31 ..................................................................................        5,000,000       5,255,050
    Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, Pre-Refunded, 5.00%,
       7/15/28 ...................................................................................       10,000,000      10,770,000
       7/15/31 ...................................................................................       13,820,000      14,884,140
    Pennsylvania State Turnpike Commission Turnpike Revenue,
       Series A, AMBAC Insured, 5.00%, 12/01/34 ..................................................        5,000,000       5,263,700
       Series R, AMBAC Insured, 5.00%, 12/01/26 ..................................................        2,000,000       2,100,720
       Series R, AMBAC Insured, 5.00%, 12/01/30 ..................................................       11,125,000      11,644,537
    Pennsylvania State University Revenue, 5.00%, 9/01/35 ........................................        1,000,000       1,055,690
    Philadelphia Authority For IDR, Series B, AMBAC Insured, 5.25%, 7/01/31 ......................        2,000,000       2,111,300
    Philadelphia Gas Works Revenue, 12th Series B, MBIA Insured, ETM, 7.00%, 5/15/20 .............        1,000,000       1,209,060
    Philadelphia Hospitals and Higher Educational Facilities Authority Revenue, Temple University
     Hospital, 5.875%, 11/15/23 ..................................................................        5,000,000       5,041,000
    Philadelphia Housing Authority Capital Fund Program Revenue, Series A, FSA Insured, 5.00%,
     12/01/21 ....................................................................................        5,000,000       5,326,450
    Philadelphia IDA Lease Revenue, Series B, FSA Insured, 5.125%, 10/01/26 ......................       12,000,000      12,702,480
    Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured, 5.25%,
       9/01/22 ...................................................................................        3,250,000       3,428,067
       9/01/29 ...................................................................................       13,000,000      13,673,010
    Philadelphia RDA Revenue, Neighborhood Transformation, Series C, FGIC Insured, 5.00%,
     4/15/31 .....................................................................................       10,830,000      11,446,552
    Philadelphia School District GO,
       Series B, AMBAC Insured, Pre-Refunded, 5.375%, 4/01/19 ....................................        1,000,000       1,021,020
       Series C, MBIA Insured, Pre-Refunded, 5.75%, 3/01/29 ......................................        8,000,000       8,656,240
       Series D, FGIC Insured, 5.125%, 6/01/34 ...................................................        5,000,000       5,312,000


                                                             Annual Report | 195

Franklin Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Philadelphia Water and Wastewater Revenue, Series A,
       FGIC Insured, 5.00%, 11/01/31 .............................................................    $   7,515,000   $   7,820,860
       FSA Insured, 5.00%, 7/01/29 ...............................................................       11,645,000      12,301,894
       FSA Insured, 5.00%, 7/01/35 ...............................................................        4,500,000       4,732,605
    Pine-Richland School District GO, FSA Insured, 5.00%, 7/15/35 ................................       11,485,000      12,126,093
    Pittsburgh Public Parking Authority Parking Revenue, AMBAC Insured, Pre-Refunded, 6.00%,
     12/01/24 ....................................................................................        2,000,000       2,193,840
    Pittsburgh Urban RDA Mortgage Revenue,
       Series C, GNMA Secured, 5.70%, 4/01/30 ....................................................        1,310,000       1,334,497
       Series D, 6.25%, 10/01/17 .................................................................        1,695,000       1,730,324
    Pittsburgh Urban RDA Tax Allocation, 6.10%, 5/01/19 ..........................................        1,000,000       1,079,600
    Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14 ..............        1,150,000       1,317,590
    Plum Boro School District GO, FGIC Insured, Pre-Refunded, 5.25%, 9/15/30 .....................        8,870,000       9,607,452
    Reading School District GO, FSA Insured, 5.00%, 1/15/36 ......................................       19,790,000      20,860,837
    Sayre Health Care Facilities Authority Revenue, Guthrie Health, Series A, 5.875%, 12/01/31 ...        2,500,000       2,680,975
    Seneca Valley School District GO, MBIA Insured, Pre-Refunded, 5.375%, 1/01/21 ................        2,000,000       2,182,820
    South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project,
     Series A, MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ........................................       10,000,000      10,277,900
    Southcentral General Authority Revenue, Wellspan Health Obligated, MBIA Insured,
       ETM, 5.25%, 5/15/31 .......................................................................        1,875,000       1,990,125
       Pre-Refunded, 5.25%, 5/15/31 ..............................................................        8,125,000       8,846,825
    Southeastern Pennsylvania Transportation Authority Special Revenue, FGIC Insured, 5.375%,
     3/01/22 .....................................................................................        3,000,000       3,113,370
    Southern Lehigh School District GO, Series A, FGIC Insured, 5.00%, 9/01/25 ...................        6,900,000       7,238,928
    State Public School Building Authority College Revenue, Westmoreland County Community
     College, FGIC Insured, 5.25%, 10/15/22 ......................................................        2,170,000       2,328,844
    State Public School Building Authority School Revenue,
       Daniel Boone School District Project, MBIA Insured, 5.00%, 4/01/28 ........................       10,000,000      10,485,100
       Northwestern School District Project, Series E, FGIC Insured, 5.75%, 1/15/19 ..............        3,000,000       3,182,460
       Philadelphia School District Project, FSA Insured, 5.00%, 6/01/33 .........................       37,170,000      38,748,982
    Susquehanna Area Regional Airport Authority Revenue, Series A, AMBAC Insured, 5.00%,
     1/01/28 .....................................................................................        2,000,000       2,058,100
    Twin Valley School District GO, FSA Insured, 5.00%, 4/01/23 ..................................        2,915,000       3,118,933
    University of Pittsburgh Revenue, Higher Education, Refunding, Series B, MBIA Insured,
     5.00%, 6/01/21 ..............................................................................       10,000,000      10,321,100
    Upper St. Clair Township School District GO,
       FSA Insured, 5.00%, 7/15/28 ...............................................................        1,000,000       1,044,240
       Pre-Refunded, 5.20%, 7/15/27 ..............................................................        3,500,000       3,584,700
    Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding,
     AMBAC Insured, 6.15%, 12/01/29 ..............................................................        2,200,000       2,403,522
    Washington County GO, Series A, AMBAC Insured, 5.125%, 9/01/27 ...............................        5,000,000       5,280,850
    West Allegheny School District GO, Refunding, Series D, FGIC Insured, 4.75%,
       9/01/19 ...................................................................................        2,000,000       2,077,080
       9/01/20 ...................................................................................        3,805,000       3,943,464
    York County GO, MBIA Insured, 5.00%, 6/01/33 .................................................        6,500,000       6,879,925
                                                                                                                      -------------
                                                                                                                        790,816,280
                                                                                                                      -------------


196 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    BONDS (CONTINUED)
    U.S. TERRITORIES 6.3%
    PUERTO RICO 5.7%
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.00%, 7/01/29 .........................................................................     $  4,000,000     $   4,151,440
       5.00%, 7/01/33 .........................................................................       30,000,000        30,793,800
       Pre-Refunded, 5.00%, 7/01/27 ...........................................................        7,000,000         7,545,720
    Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series I, 5.00%, 7/01/36 .......        5,950,000         6,121,063
                                                                                                                     -------------
                                                                                                                        48,612,023
                                                                                                                     -------------
    VIRGIN ISLANDS 0.6%
    Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ......        5,000,000         5,208,600
                                                                                                                     -------------
    TOTAL U.S. TERRITORIES ....................................................................                         53,820,623
                                                                                                                     -------------
    TOTAL LONG TERM INVESTMENTS (COST $800,718,499) ...........................................                        844,636,903
                                                                                                                     -------------
    SHORT TERM INVESTMENTS 0.4%
    BONDS 0.4%
    PENNSYLVANIA 0.4%
 b  Allegheny County Higher Education Building Authority University Revenue, Carnegie Mellon
     University, Daily VRDN and Put, 2.93%, 12/01/33 ..........................................        2,400,000         2,400,000
 b  Delaware County IDA Airport Facilities Revenue, United Parcel Service Project, Daily VRDN
     and Put, 2.91%, 12/01/15 .................................................................          100,000           100,000
 b  Lehigh County General Purpose Authority Revenues, St. Lukes Hospital Project, Daily VRDN
     and Put, 2.93%, 7/01/31 ..................................................................          810,000           810,000
                                                                                                                     -------------
    TOTAL SHORT TERM INVESTMENTS (COST $3,310,000) ............................................                          3,310,000
                                                                                                                     -------------
    TOTAL INVESTMENTS (COST $804,028,499) 99.3% ...............................................                        847,946,903
    OTHER ASSETS, LESS LIABILITIES 0.7% .......................................................                          6,206,819
                                                                                                                     -------------
    NET ASSETS 100.0% .........................................................................                      $ 854,153,722
                                                                                                                     =============

See Selected Portfolio Abbreviations on page 198.

a See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 197

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT  - Improvement Bond Act of 1915                              ID     - Improvement District
ABAG      - The Association of Bay Area Governments                   IDA    - Industrial Development Authority/Agency
ACA       - American Capital Access Holdings Inc.                     IDAR   - Industrial Development Authority Revenue
AD        - Assessment District                                       IDB    - Industrial Development Bond/Board
AMBAC     - American Municipal Bond Assurance Corp.                   IDR    - Industrial Development Revenue
BAN       - Bond Anticipation Notes                                   IPC    - Industrial Pollution Control
BIG       - Bond Investors Insurance Co. (acquired by MBIA            ISD    - Independent School District
            in 1989 and no longer does business under this name)      MAC    - Municipal Assistance Corp.
CDA       - Community Development Authority/Agency                    MBIA   - Municipal Bond Investors Assurance Corp.
CDD       - Community Development District                            MBS    - Mortgage-Backed Securities
CDR       - Community Development Revenue                             MF     - Multi-Family
CFD       - Community Facilities District                             MFH    - Multi-Family Housing
CIFG      - CDC IXIS Financial Guaranty                               MFHR   - Multi-Family Housing Revenue
COP       - Certificate of Participation                              MFM    - Multi-Family Mortgage
EDA       - Economic Development Authority                            MFR    - Multi-Family Revenue
EDC       - Economic Development Corp.                                MTA    - Metropolitan Transit Authority
EDR       - Economic Development Revenue                              PBA    - Public Building Authority
ETM       - Escrow to Maturity                                        PCR    - Pollution Control Revenue
FGIC      - Financial Guaranty Insurance Co.                          PFAR   - Public Financing Authority Revenue
FHA       - Federal Housing Authority/Agency                          RDA    - Redevelopment Agency/Authority
FNMA      - Federal National Mortgage Association                     SF     - Single Family
FSA       - Financial Security Assurance Inc.                         SFM    - Single Family Mortgage
GNMA      - Government National Mortgage Association                  SFMR   - Single Family Mortgage Revenue
GO        - General Obligation                                        SFR    - Single Family Revenue
HDA       - Housing Development Authority/Agency                      UHSD   - Unified/Union High School District
HFA       - Housing Finance Authority/Agency                          USD    - Unified/Union School District
HFAR      - Housing Finance Authority Revenue                         XLCA   - XL Capital Assurance
HFC       - Housing Finance Corp.
HMR       - Home Mortgage Revenue


198 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2006

                                                           --------------------------------------------------------------
                                                             FRANKLIN        FRANKLIN         FRANKLIN       FRANKLIN
                                                              ARIZONA        COLORADO       CONNECTICUT       DOUBLE
                                                             TAX-FREE        TAX-FREE         TAX-FREE       TAX-FREE
                                                            INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
                                                           --------------------------------------------------------------
Assets:
   Investments in securities:

      Cost .............................................   $ 898,962,019   $ 404,651,706   $ 304,152,770   $ 402,730,255
                                                           ===============================================================
      Value ............................................   $ 951,044,799   $ 429,356,470   $ 319,316,777   $ 422,199,815
   Cash ................................................          27,055         268,544          16,350         363,761
   Receivables:
      Investment securities sold .......................              --       2,665,103              --              --
      Capital shares sold ..............................       1,807,296       1,092,216         231,377       1,898,721
      Interest .........................................      10,217,063       5,854,802       3,877,074       4,698,019
                                                           ---------------------------------------------------------------
         Total assets ..................................     963,096,213     439,237,135     323,441,578     429,160,316
                                                           ---------------------------------------------------------------
Liabilities:
   Payables:
      Investment securities purchased ..................              --      11,863,736       2,108,560       1,433,587
      Capital shares redeemed ..........................       2,378,049         392,968         870,506         625,423
      Affiliates .......................................         490,823         238,793         190,657         249,751
      Distributions to shareholders ....................         874,267         396,932         246,520         373,798
      Professional fees ................................          18,748          15,255          15,507          15,232
   Accrued expenses and other liabilities ..............          84,461          46,014          38,533          50,596
                                                           ---------------------------------------------------------------
         Total liabilities .............................       3,846,348      12,953,698       3,470,283       2,748,387
                                                           ---------------------------------------------------------------
            Net assets, at value .......................   $ 959,249,865   $ 426,283,437   $ 319,971,295   $ 426,411,929
                                                           ---------------------------------------------------------------
Net assets consist of:
   Paid-in capital .....................................   $ 930,933,435   $ 408,202,168   $ 309,933,287   $ 408,026,807
   Distributions in excess of net investment income ....        (309,850)       (194,064)        (96,623)       (130,832)
   Net unrealized appreciation (depreciation) ..........      52,082,780      24,704,764      15,164,007      19,469,560
   Accumulated net realized gain (loss) ................     (23,456,500)     (6,429,431)     (5,029,376)       (953,606)
                                                           ---------------------------------------------------------------
            Net assets, at value .......................   $ 959,249,865   $ 426,283,437   $ 319,971,295   $ 426,411,929
                                                           ===============================================================


                        Annual Report | See notes to financial statements. | 199

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2006

                                                                 --------------------------------------------------------------
                                                                    FRANKLIN        FRANKLIN       FRANKLIN        FRANKLIN
                                                                     ARIZONA        COLORADO      CONNECTICUT       DOUBLE
                                                                    TAX-FREE        TAX-FREE       TAX-FREE        TAX-FREE
                                                                  INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
                                                                 --------------------------------------------------------------
CLASS A:
   Net assets, at value ......................................   $ 885,863,619   $ 382,607,577   $ 274,407,020   $ 370,481,134
                                                                 ==============================================================
   Shares outstanding ........................................      79,884,396      31,796,742      24,721,040      30,935,035
                                                                 ==============================================================
   Net asset value per share a ...............................   $       11.09   $       12.03   $       11.10   $       11.98
                                                                 ==============================================================
   Maximum offering price per share (net asset value
    per share / 95.75%) ......................................   $       11.58   $       12.56   $       11.59   $       12.51
                                                                 ==============================================================

CLASS B:
   Net assets, at value ......................................   $  22,315,029              --              --              --
                                                                 ==============================================================
   Shares outstanding ........................................       2,001,217              --              --              --
                                                                 ==============================================================
   Net asset value and maximum offering price per share a ....   $       11.15              --              --              --
                                                                 ==============================================================

CLASS C:
   Net assets, at value ......................................   $  51,071,217   $  43,675,860   $  45,564,275   $  55,930,795
                                                                 ==============================================================
   Shares outstanding ........................................       4,561,408       3,604,414       4,085,504       4,655,241
                                                                 ==============================================================
   Net asset value and maximum offering price per share a ....   $       11.20   $       12.12   $       11.15   $       12.01
                                                                 ==============================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


200 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2006

                                                          --------------------------------------------------------------------------
                                                           FRANKLIN FEDERAL   FRANKLIN FEDERAL      FRANKLIN           FRANKLIN
                                                          INTERMEDIATE-TERM     LIMITED-TERM       HIGH YIELD         NEW JERSEY
                                                               TAX-FREE           TAX-FREE          TAX-FREE           TAX-FREE
                                                             INCOME FUND         INCOME FUND       INCOME FUND        INCOME FUND
                                                          --------------------------------------------------------------------------
Assets:
Investments in securities:
      Cost .............................................  $     558,621,435   $     26,327,604   $ 5,609,589,721   $ 1,038,351,742
                                                          ==========================================================================
      Value ............................................  $     572,355,058   $     25,937,378   $ 5,924,625,940   $ 1,100,144,616
   Cash ................................................             45,082             27,914            96,457            87,322
   Receivables:
      Investment securities sold .......................          2,981,831                 --         1,075,464                --
      Capital shares sold ..............................          3,142,817                 --        14,060,358         2,679,437
      Interest .........................................          6,557,306            178,121        86,359,719        11,765,755
                                                          --------------------------------------------------------------------------
         Total assets ..................................        585,082,094         26,143,413     6,026,217,938     1,114,677,130
                                                          --------------------------------------------------------------------------
Liabilities:
   Payables:
      Investment securities purchased ..................         11,974,283                 --                --                --
      Capital shares redeemed ..........................          1,729,303             77,246        10,025,029         3,218,617
      Affiliates .......................................            309,432             19,775         3,312,502           634,436
      Distributions to shareholders ....................            441,268             13,652         5,284,300           848,286
      Professional fees ................................             18,339             12,848            68,872            18,754
   Accrued expenses and other liabilities ..............             82,488             14,908           558,716           107,453
                                                          --------------------------------------------------------------------------
         Total liabilities .............................         14,555,113            138,429        19,249,419         4,827,546
                                                          --------------------------------------------------------------------------
            Net assets, at value .......................  $     570,526,981   $     26,004,984   $ 6,006,968,519   $ 1,109,849,584
                                                          ==========================================================================
Net assets consist of:
   Paid-in capital .....................................  $     561,701,290   $     26,394,877   $ 6,092,760,125   $ 1,050,746,529
   Undistributed net investment income (distributions
     in excess of net investment income) ...............              2,918             64,767          (538,347)         (248,175)
   Net unrealized appreciation (depreciation) ..........         13,733,623           (390,226)      315,036,219        61,792,874
   Accumulated net realized gain (loss) ................         (4,910,850)           (64,434)     (400,289,478)       (2,441,644)
                                                          --------------------------------------------------------------------------
            Net assets, at value .......................  $     570,526,981   $     26,004,984   $ 6,006,968,519   $ 1,109,849,584
                                                          ==========================================================================


                        Annual Report | See notes to financial statements. | 201

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2006

                                                            ------------------------------------------------------------------------
                                                             FRANKLIN FEDERAL   FRANKLIN FEDERAL      FRANKLIN          FRANKLIN
                                                            INTERMEDIATE-TERM     LIMITED-TERM       HIGH YIELD        NEW JERSEY
                                                                TAX-FREE            TAX-FREE          TAX-FREE           TAX-FREE
                                                               INCOME FUND        INCOME FUND        INCOME FUND       INCOME FUND
                                                            ------------------------------------------------------------------------
CLASS A:
   Net assets, at value ................................    $     540,348,495   $     26,004,984   $ 5,070,598,991   $  892,121,814
                                                            ========================================================================
   Shares outstanding ..................................           47,309,460          2,624,287       468,108,088       73,430,525
                                                            ========================================================================
   Net asset value per share a .........................    $           11.42   $           9.91   $         10.83   $        12.15
                                                            ========================================================================
   Maximum offering price per share (net asset value
     per share / 97.75%, 97.75%, 95.75% and 95.75%,
     respectively) .....................................    $           11.68   $          10.14   $         11.31   $        12.69
                                                            ========================================================================
CLASS B:
   Net assets, at value ................................                   --                 --   $   240,628,182   $   78,326,520
                                                            ========================================================================
   Shares outstanding ..................................                   --                 --        22,072,804        6,411,952
                                                            ========================================================================
   Net asset value and maximum offering price per
     share a ...........................................                   --                 --   $         10.90   $        12.22
                                                            ========================================================================
CLASS C:
   Net assets, at value ................................    $      30,178,486                 --   $   695,269,980   $  139,401,250
                                                            ========================================================================
   Shares outstanding ..................................            2,637,869                 --        63,523,815       11,385,976
                                                            ========================================================================
   Net asset value and maximum offering price per
     share a ...........................................    $           11.44                 --   $         10.95   $        12.24
                                                            ========================================================================
ADVISOR CLASS:
   Net assets, at value ................................                   --                 --   $       471,366               --
                                                            ========================================================================
   Shares outstanding ..................................                   --                 --            43,439               --
                                                            ========================================================================
   Net asset value and maximum offering price per
     share a ...........................................                   --                 --   $         10.85               --
                                                            ========================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


202 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2006

                                                                                                   --------------------------------
                                                                                                     FRANKLIN          FRANKLIN
                                                                                                      OREGON         PENNSYLVANIA
                                                                                                     TAX-FREE          TAX-FREE
                                                                                                    INCOME FUND       INCOME FUND
                                                                                                   --------------------------------
Assets:
   Investments in securities:
      Cost .....................................................................................   $ 664,491,973    $ 804,028,499
                                                                                                   ================================
      Value ....................................................................................   $ 702,804,241    $ 847,946,903
   Cash ........................................................................................         151,182           72,552
   Receivables:
      Investment securities sold ...............................................................         463,994               --
      Capital shares sold ......................................................................       1,400,577        1,833,217
      Interest .................................................................................       7,744,882       12,633,072
                                                                                                   --------------------------------
         Total assets ..........................................................................     712,564,876      862,485,744
                                                                                                   --------------------------------
Liabilities:
   Payables:
      Investment securities purchased ..........................................................              --        5,230,206
      Capital shares redeemed ..................................................................       1,984,097        1,688,600
      Affiliates ...............................................................................         388,428          489,959
      Distributions to shareholders ............................................................         523,920          792,702
      Professional fees ........................................................................          17,801           18,606
   Accrued expenses and other liabilities ......................................................          56,388          111,949
                                                                                                   --------------------------------
         Total liabilities .....................................................................       2,970,634        8,332,022
                                                                                                   --------------------------------
            Net assets, at value ...............................................................   $ 709,594,242    $ 854,153,722
                                                                                                   ================================
Net assets consist of:
   Paid-in capital .............................................................................   $ 678,094,997    $ 819,937,943
   Undistributed net investment income (distributions in excess of net investment income) ......          15,238         (265,914)
   Net unrealized appreciation (depreciation) ..................................................      38,312,268       43,918,404
   Accumulated net realized gain (loss) ........................................................      (6,828,261)      (9,436,711)
                                                                                                   --------------------------------
            Net assets, at value ...............................................................   $ 709,594,242    $ 854,153,722
                                                                                                   ================================


                        Annual Report | See notes to financial statements. | 203

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2006

                                                                                                   --------------------------------
                                                                                                      FRANKLIN         FRANKLIN
                                                                                                       OREGON        PENNSYLVANIA
                                                                                                      TAX-FREE         TAX-FREE
                                                                                                    INCOME FUND       INCOME FUND
                                                                                                   --------------------------------
CLASS A:
   Net assets, at value ........................................................................   $ 625,326,047    $  718,293,438
                                                                                                   ================================
   Shares outstanding ..........................................................................      52,606,207        68,813,320
                                                                                                   ================================
   Net asset value per share a .................................................................   $       11.89    $        10.44
                                                                                                   ================================
   Maximum offering price per share (net asset value per share / 95.75%) .......................   $       12.42    $        10.90
                                                                                                   ================================
CLASS B:
   Net assets, at value ........................................................................              --    $   47,622,853
                                                                                                   ================================
   Shares outstanding ..........................................................................              --         4,547,560
                                                                                                   ================================
   Net asset value and maximum offering price per share a ......................................              --    $        10.47
                                                                                                   ================================
CLASS C:
   Net assets, at value ........................................................................   $  84,268,195    $   88,237,431
                                                                                                   ================================
   Shares outstanding ..........................................................................       7,023,481         8,391,776
                                                                                                   ================================
   Net asset value and maximum offering price per share a ......................................   $       12.00    $        10.51
                                                                                                   ================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


204 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended February 28, 2006

                                                                      --------------------------------------------------------------
                                                                        FRANKLIN        FRANKLIN       FRANKLIN         FRANKLIN
                                                                        ARIZONA         COLORADO      CONNECTICUT        DOUBLE
                                                                        TAX-FREE        TAX-FREE        TAX-FREE        TAX-FREE
                                                                       INCOME FUND    INCOME FUND     INCOME FUND      INCOME FUND
                                                                      --------------------------------------------------------------
Investment income:
   Interest .......................................................   $ 46,510,675    $ 20,239,383    $ 15,237,461    $ 18,821,665
                                                                      --------------------------------------------------------------
Expenses:
   Management fees (Note 3a) ......................................      4,469,964       2,051,647       1,626,044       1,999,280
   Distribution fees: (Note 3c)
      Class A .....................................................        865,369         356,709         261,723         334,617
      Class B .....................................................        149,278              --              --              --
      Class C .....................................................        300,440         269,300         275,594         331,309
   Transfer agent fees (Note 3e) ..................................        304,972         166,708         132,823         208,422
   Custodian fees .................................................         13,995           5,943           4,507           5,717
   Reports to shareholders ........................................         85,575          46,252          35,744          54,514
   Registration and filing fees ...................................         23,537          10,629           7,576          43,075
   Professional fees ..............................................         21,495          17,686          17,506          15,787
   Trustees' fees and expenses ....................................          9,137           3,866           2,529           3,670
   Other ..........................................................         55,403          29,807          25,241          24,961
                                                                      --------------------------------------------------------------
         Total expenses ...........................................      6,299,165       2,958,547       2,389,287       3,021,352
                                                                      --------------------------------------------------------------
            Net investment income .................................     40,211,510      17,280,836      12,848,174      15,800,313
                                                                      --------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ......................     (3,359,696)      1,061,191         943,185        (752,664)
   Net change in unrealized appreciation (depreciation) on
     investments ..................................................     (7,592,550)     (1,335,131)     (1,051,248)        198,149
                                                                      --------------------------------------------------------------
Net realized and unrealized gain (loss) ...........................    (10,952,246)       (273,940)       (108,063)       (554,515)
                                                                      --------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations ...   $ 29,259,264    $ 17,006,896    $ 12,740,111    $ 15,245,798
                                                                      ==============================================================


                        Annual Report | See notes to financial statements. | 205

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2006

                                                              ----------------------------------------------------------------------
                                                               FRANKLIN FEDERAL   FRANKLIN FEDERAL     FRANKLIN        FRANKLIN
                                                              INTERMEDIATE-TERM     LIMITED-TERM      HIGH YIELD      NEW JERSEY
                                                                   TAX-FREE           TAX-FREE         TAX-FREE        TAX-FREE
                                                                 INCOME FUND         INCOME FUND      INCOME FUND     INCOME FUND
                                                              ----------------------------------------------------------------------
Investment income:
   Interest ................................................  $      23,622,719   $        786,158   $ 332,770,186   $  51,502,654
                                                              ----------------------------------------------------------------------
Expenses:
   Management fees (Note 3a) ...............................          2,721,681            153,286      26,473,567       4,980,241
   Administrative fees (Note 3b) ...........................                 --             61,318              --              --
   Distribution fees: (Note 3c)
      Class A ..............................................            517,596             45,845       4,672,011         837,276
      Class B ..............................................                 --                 --       1,619,961         521,891
      Class C ..............................................            185,151                 --       4,194,243         827,371
   Transfer agent fees (Note 3e) ...........................            267,044             13,837       2,708,286         489,239
   Custodian fees ..........................................              8,199                474          86,651          15,539
   Reports to shareholders .................................             68,331              3,680         690,306         122,836
   Registration and filing fees ............................             64,368             21,670         237,846          16,114
   Professional fees .......................................             20,026             13,920         123,075          22,206
   Trustees' fees and expenses .............................              5,287                315          56,286          10,082
   Other ...................................................             57,280             19,838         266,084          55,532
                                                              ----------------------------------------------------------------------
         Total expenses ....................................          3,914,963            334,183      41,128,316       7,898,327
         Expenses waived/paid by affiliates (Note 3f) ......                 --           (180,861)             --              --
                                                              ----------------------------------------------------------------------
            Net expenses ...................................          3,914,963            153,322      41,128,316       7,898,327
                                                              ----------------------------------------------------------------------
               Net investment income .......................         19,707,756            632,836     291,641,870      43,604,327
                                                              ----------------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ...............           (164,491)           (64,397)     (3,128,037)        880,535
   Net change in unrealized appreciation (depreciation) on
     investments ...........................................         (4,492,616)          (201,951)     15,435,817      (2,857,064)
                                                              ----------------------------------------------------------------------
Net realized and unrealized gain (loss) ....................         (4,657,107)          (266,348)     12,307,780      (1,976,529)
                                                              ----------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations ...............................................  $      15,050,649   $        366,488   $ 303,949,650   $  41,627,798
                                                              ======================================================================


206 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2006

                                                                                                     -------------------------------
                                                                                                        FRANKLIN         FRANKLIN
                                                                                                         OREGON        PENNSYLVANIA
                                                                                                        TAX-FREE         TAX-FREE
                                                                                                      INCOME FUND      INCOME FUND
                                                                                                     -------------------------------
Investment income:
   Interest .....................................................................................    $  32,917,429    $ 42,271,092
                                                                                                     -------------------------------
Expenses:
   Management fees (Note 3a) ....................................................................        3,314,276       4,033,663
   Distribution fees: (Note 3c)
      Class A ...................................................................................          597,593         704,794
      Class B ...................................................................................               --         324,795
      Class C ...................................................................................          518,113         545,316
   Transfer agent fees (Note 3e) ................................................................          265,058         476,146
   Custodian fees ...............................................................................           10,081          12,651
   Reports to shareholders ......................................................................           60,317         119,735
   Registration and filing fees .................................................................            8,006          12,072
   Professional fees ............................................................................           42,141          21,114
   Trustees' fees and expenses ..................................................................            6,553           8,198
   Other ........................................................................................           78,699          52,677
                                                                                                     -------------------------------
         Total expenses .........................................................................        4,900,837       6,311,161
                                                                                                     -------------------------------
            Net investment income ...............................................................       28,016,592      35,959,931
                                                                                                     -------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ....................................................          189,699       1,360,791
   Net change in unrealized appreciation (depreciation) on investments ..........................         (639,747)     (4,715,262)
                                                                                                     -------------------------------
Net realized and unrealized gain (loss) .........................................................         (450,048)     (3,354,471)
                                                                                                     -------------------------------
Net increase (decrease) in net assets resulting from operations .................................    $  27,566,544    $ 32,605,460
                                                                                                     ===============================


                        Annual Report | See notes to financial statements. | 207

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  ------------------------------------------------------------------
                                                                          FRANKLIN ARIZONA                 FRANKLIN COLORADO
                                                                        TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                                  ------------------------------------------------------------------
                                                                      YEAR ENDED FEBRUARY 28,           YEAR ENDED FEBRUARY 28,
                                                                       2006             2005             2006             2005
                                                                  ------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................................   $  40,211,510    $  41,288,931    $  17,280,836    $  16,523,726
      Net realized gain (loss) from investments ...............      (3,359,696)       1,727,327        1,061,191          206,978
      Net change in unrealized appreciation (depreciation)
        on investments ........................................      (7,592,550)      (3,113,142)      (1,335,131)      (4,938,491)
                                                                  ------------------------------------------------------------------
            Net increase (decrease) in net assets resulting
              from operations .................................      29,259,264       39,903,116       17,006,896       11,792,213
                                                                  ------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..............................................     (37,074,120)     (38,667,506)     (15,701,274)     (15,082,471)
         Class B ..............................................        (859,297)        (935,269)              --               --
         Class C ..............................................      (1,707,145)      (1,657,454)      (1,585,515)      (1,645,251)
                                                                  ------------------------------------------------------------------
   Total distributions to shareholders ........................     (39,640,562)     (41,260,229)     (17,286,789)     (16,727,722)
                                                                  ------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A ..............................................      42,924,550      (46,750,859)      36,260,208       11,804,223
         Class B ..............................................      (1,179,614)      (1,809,447)              --               --
         Class C ..............................................       7,468,784        1,042,649        2,836,912       (1,614,541)
                                                                  ------------------------------------------------------------------
   Total capital share transactions ...........................      49,213,720      (47,517,657)      39,097,120       10,189,682
                                                                  ------------------------------------------------------------------
   Redemption fees ............................................             972              786            2,849              429
                                                                  ------------------------------------------------------------------
            Net increase (decrease) in net assets .............      38,833,394      (48,873,984)      38,820,076        5,254,602
Net assets:
   Beginning of year ..........................................     920,416,471      969,290,455      387,463,361      382,208,759
                                                                  ------------------------------------------------------------------
   End of year ................................................   $ 959,249,865    $ 920,416,471    $ 426,283,437    $ 387,463,361
                                                                  ==================================================================
Distributions in excess of net investment income included in net assets:
         End of year ..........................................   $    (309,850)   $    (854,672)   $    (194,064)   $    (188,421)
                                                                  ==================================================================


208 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                ------------------------------------------------------------------
                                                                     FRANKLIN CONNECTICUT                 FRANKLIN DOUBLE
                                                                     TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                ------------------------------------------------------------------
                                                                    YEAR ENDED FEBRUARY 28,           YEAR ENDED FEBRUARY 28,
                                                                     2006             2005             2006             2005
                                                                ------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................  $  12,848,174    $  12,809,654    $  15,800,313    $  14,276,805
      Net realized gain (loss) from investments ..............        943,185          796,427         (752,664)        (208,136)
      Net change in unrealized appreciation (depreciation)
       on investments ........................................     (1,051,248)      (1,654,695)         198,149       (1,635,143)
                                                                ------------------------------------------------------------------
            Net increase (decrease) in net assets resulting
             from operations .................................     12,740,111       11,951,386       15,245,798       12,433,526
                                                                ------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................    (11,351,471)     (11,092,234)     (13,819,200)     (12,689,625)
         Class C .............................................     (1,605,812)      (1,511,304)      (1,820,505)      (1,653,747)
      Net realized gains:
         Class A .............................................             --               --               --         (512,949)
         Class C .............................................             --               --               --          (78,981)
                                                                ------------------------------------------------------------------
   Total distributions to shareholders .......................    (12,957,283)     (12,603,538)     (15,639,705)     (14,935,302)
                                                                ------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A .............................................     25,319,081      (16,092,920)      61,316,933       12,878,744
         Class C .............................................      4,641,615       (1,698,306)      10,370,731          434,818
                                                                ------------------------------------------------------------------
   Total capital share transactions ..........................     29,960,696      (17,791,226)      71,687,664       13,313,562
                                                                ------------------------------------------------------------------
   Redemption fees ...........................................             --               46            2,193               11
                                                                ------------------------------------------------------------------
            Net increase (decrease) in net assets ............     29,743,524      (18,443,332)      71,295,950       10,811,797
Net assets:
   Beginning of year .........................................    290,227,771      308,671,103      355,115,979      344,304,182
                                                                ------------------------------------------------------------------
   End of year ...............................................  $ 319,971,295    $ 290,227,771    $ 426,411,929    $ 355,115,979
                                                                ==================================================================
Undistributed net investment income (distributions in
   excess of net investment income) included in net assets:
      End of year ............................................  $     (96,623)   $      12,336    $    (130,832)   $    (291,461)
                                                                ==================================================================


                        Annual Report | See notes to financial statements. | 209

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                ------------------------------------------------------------------
                                                                       FRANKLIN FEDERAL                  FRANKLIN FEDERAL
                                                                       INTERMEDIATE-TERM                   LIMITED-TERM
                                                                     TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                ------------------------------------------------------------------
                                                                    YEAR ENDED FEBRUARY 28,           YEAR ENDED FEBRUARY 28,
                                                                     2006             2005             2006             2005
                                                                ------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................  $  19,707,756    $  17,488,666    $     632,836    $     464,362
      Net realized gain (loss) from investments ..............       (164,491)        (179,875)         (64,397)             206
      Net change in unrealized appreciation (depreciation)
       on investments ........................................     (4,492,616)      (9,898,425)        (201,951)        (381,041)
                                                                ------------------------------------------------------------------
            Net increase (decrease) in net assets resulting
             from operations .................................     15,050,649        7,410,366          366,488           83,527
                                                                ------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................    (18,531,114)     (16,962,096)        (618,849)        (448,664)
         Class C .............................................       (861,645)        (532,561)              --               --
                                                                ------------------------------------------------------------------
   Total distributions to shareholders .......................    (19,392,759)     (17,494,657)        (618,849)        (448,664)
                                                                ------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A .............................................     50,452,677       48,951,903       (6,997,425)       9,337,704
         Class C .............................................      7,026,076       12,385,654               --               --
                                                                ------------------------------------------------------------------
   Total capital share transactions ..........................     57,478,753       61,337,557       (6,997,425)       9,337,704
                                                                ------------------------------------------------------------------
   Redemption fees ...........................................         12,346            1,239              547               53
                                                                ------------------------------------------------------------------
            Net increase (decrease) in net assets ............     53,148,989       51,254,505       (7,249,239)       8,972,620
Net assets:
   Beginning of year .........................................    517,377,992      466,123,487       33,254,223       24,281,603
                                                                ------------------------------------------------------------------
   End of year ...............................................  $ 570,526,981    $ 517,377,992    $  26,004,984    $  33,254,223
                                                                ==================================================================
Undistributed net investment income (distributions in
 excess of net investment income) included in net assets:
      End of year ............................................  $       2,918    $    (311,780)   $      64,767    $      50,665
                                                                ==================================================================


210 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                             -----------------------------------------------------------------------
                                                                    FRANKLIN HIGH YIELD                 FRANKLIN NEW JERSEY
                                                                    TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                             -----------------------------------------------------------------------
                                                                  YEAR ENDED FEBRUARY 28,              YEAR ENDED FEBRUARY 28,
                                                                   2006              2005              2006              2005
                                                             -----------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................  $   291,641,870   $   284,997,998   $    43,604,327   $    41,634,496
      Net realized gain (loss) from investments ...........       (3,128,037)      (11,796,989)          880,535           156,918
      Net change in unrealized appreciation
       (depreciation) on investments ......................       15,435,817        29,290,187        (2,857,064)       (5,010,006)
                                                             -----------------------------------------------------------------------
            Net increase (decrease) in net assets
             resulting from operations ....................      303,949,650       302,491,196        41,627,798        36,781,408
                                                             -----------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..........................................     (251,784,959)     (248,448,873)      (36,272,328)      (34,104,152)
         Class B ..........................................      (11,397,952)      (12,281,729)       (3,034,077)       (3,122,545)
         Class C ..........................................      (29,094,318)      (27,436,196)       (4,769,921)       (4,294,186)
         Advisor Class ....................................           (1,575)               --                --                --
                                                             -----------------------------------------------------------------------
   Total distributions to shareholders ....................     (292,278,804)     (288,166,798)      (44,076,326)      (41,520,883)
                                                             -----------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A ..........................................      346,305,348       132,203,769       101,613,738         9,504,530
         Class B ..........................................      (18,064,570)        6,439,759        (4,700,710)        3,230,492
         Class C ..........................................      104,792,935        21,983,330        22,303,375         5,996,810
         Advisor Class ....................................          467,986                --                --                --
                                                             -----------------------------------------------------------------------
   Total capital share transactions .......................      433,501,699       160,626,858       119,216,403        18,731,832
                                                             -----------------------------------------------------------------------
   Redemption fees ........................................            8,108             4,393                29             1,071
                                                             -----------------------------------------------------------------------
            Net increase (decrease) in net assets .........      445,180,653       174,955,649       116,767,904        13,993,428
Net assets:
   Beginning of year ......................................    5,561,787,866     5,386,832,217       993,081,680       979,088,252
                                                             -----------------------------------------------------------------------
   End of year ............................................  $ 6,006,968,519   $ 5,561,787,866   $ 1,109,849,584   $   993,081,680
                                                             =======================================================================
Undistributed net investment income (distributions
 in excess of net investment income) included in
 net assets:
      End of year .........................................  $      (538,347)  $       377,426   $      (248,175)  $       231,646
                                                             =======================================================================


                        Annual Report | See notes to financial statements. | 211

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                     -------------------------------------------------------------------
                                                             FRANKLIN OREGON                FRANKLIN PENNSYLVANIA
                                                          TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                     -------------------------------------------------------------------
                                                         YEAR ENDED FEBRUARY 28,           YEAR ENDED FEBRUARY 28,
                                                          2006             2005             2006             2005
                                                     -------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .......................  $   28,016,592   $   27,147,127   $   35,959,931   $   36,523,663
      Net realized gain (loss) from
       investments ................................         189,699          781,256        1,360,791         (902,014)
      Net change in unrealized
       appreciation (depreciation) on
       investments ................................        (639,747)      (3,140,388)      (4,715,262)     (11,875,511)
                                                     -------------------------------------------------------------------
           Net increase (decrease) in net
            assets resulting from operations ......      27,566,544       24,787,995       32,605,460       23,746,138
                                                     -------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..................................     (25,553,674)     (24,742,852)     (30,947,487)     (31,034,808)
         Class B ..................................              --               --       (1,924,710)      (1,967,837)
         Class C ..................................      (2,936,356)      (2,947,314)      (3,203,302)      (3,072,697)
                                                     -------------------------------------------------------------------
   Total distributions to shareholders ............     (28,490,030)     (27,690,166)     (36,075,499)     (36,075,342)
                                                     -------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A ..................................      55,843,742       17,883,809       27,401,855      (28,676,995)
         Class B ..................................              --               --       (4,071,957)       2,461,581
         Class C ..................................       9,082,300       (4,370,057)       9,025,420         (434,738)
                                                     -------------------------------------------------------------------
   Total capital share transactions ...............      64,926,042       13,513,752       32,355,318      (26,650,152)
                                                     -------------------------------------------------------------------
   Redemption fees ................................           1,047               24              322               57
                                                     -------------------------------------------------------------------
           Net increase (decrease) in net assets ..      64,003,603       10,611,605       28,885,601      (38,979,299)
Net assets:
      Beginning of year ...........................     645,590,639      634,979,034      825,268,121      864,247,420
                                                     -------------------------------------------------------------------
      End of year .................................  $  709,594,242   $  645,590,639   $  854,153,722   $  825,268,121
                                                     ===================================================================
Undistributed net investment income
 (distributions in excess of net
 investment income) included in net
 assets:
      End of year .................................  $       15,238   $      452,150   $     (265,914)  $     (165,121)
                                                     ===================================================================


212 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-five separate series. All funds included in this report (the Funds) are diversified except the Franklin Connecticut Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund. The financial statements of the remaining funds in the series are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Effective January 3, 2006, the Franklin High Yield Tax-Free Income Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

----------------------------------------------------------------------------------------------------
CLASS A                                                   CLASS A, CLASS B & CLASS C
----------------------------------------------------------------------------------------------------
Franklin Federal Limited-Term Tax-Free Income Fund        Franklin Arizona Tax-Free Income Fund
                                                          Franklin New Jersey Tax-Free Income Fund
                                                          Franklin Pennsylvania Tax-Free Income Fund

----------------------------------------------------------------------------------------------------
CLASS A & CLASS C                                         CLASS A, CLASS B, CLASS C & ADVISOR CLASS
----------------------------------------------------------------------------------------------------
Franklin Colorado Tax-Free Income Fund                    Franklin High Yield Tax-Free Income Fund
Franklin Connecticut Tax-Free Income Fund
Franklin Double Tax-Free Income Fund
Franklin Federal Intermediate-Term Tax-Free Income Fund
Franklin Oregon Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading


                                                             Annual Report | 213

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


214 | Annual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2006, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                  -------------------------------------------------------------------
                                                          FRANKLIN ARIZONA                 FRANKLIN COLORADO
                                                              TAX-FREE                         TAX-FREE
                                                            INCOME FUND                       INCOME FUND
                                                  -------------------------------------------------------------------
                                                        SHARES         AMOUNT            SHARES          AMOUNT
                                                  -------------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2006
   Shares sold ................................       11,975,940   $  133,352,332        6,109,541   $   73,409,662
   Shares issued in reinvestment of
    distributions .............................        1,713,171       19,081,804          692,709        8,336,485
   Shares redeemed ............................       (9,835,816)    (109,509,586)      (3,781,100)     (45,485,939)
                                                  -------------------------------------------------------------------
   Net increase (decrease) ....................        3,853,295   $   42,924,550        3,021,150   $   36,260,208
                                                  ===================================================================
Year ended February 28, 2005
   Shares sold ................................        7,587,121   $   83,732,888        4,648,949   $   55,685,833
   Shares issued in reinvestment of
    distributions .............................        1,686,963       18,571,170          655,283        7,812,275
   Shares redeemed ............................      (13,592,293)    (149,054,917)      (4,354,723)     (51,693,885)
                                                  -------------------------------------------------------------------
   Net increase (decrease) ....................       (4,318,209)  $  (46,750,859)         949,509   $   11,804,223
                                                  ===================================================================


                                                             Annual Report | 215

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                  -------------------------------------------------------------------
                                                          FRANKLIN ARIZONA                 FRANKLIN COLORADO
                                                              TAX-FREE                         TAX-FREE
                                                            INCOME FUND                       INCOME FUND
                                                  -------------------------------------------------------------------
                                                         SHARES        AMOUNT              SHARES        AMOUNT
                                                  -------------------------------------------------------------------
CLASS B SHARES:
Year ended February 28, 2006
   Shares sold .................................          30,284   $      340,860
   Shares issued in reinvestment of
    distributions ..............................          46,425          520,082
   Shares redeemed .............................        (182,326)      (2,040,556)
                                                  ---------------------------------
   Net increase (decrease) .....................        (105,617)  $   (1,179,614)
                                                  =================================
Year ended February 28, 2005
   Shares sold .................................         275,921   $    3,047,545
   Shares issued in reinvestment of
    distributions ..............................          50,585          559,965
   Shares redeemed .............................        (493,983)      (5,416,957)
                                                  ---------------------------------
   Net increase (decrease) .....................        (167,477)  $   (1,809,447)
                                                  =================================
CLASS C SHARES:
Year ended February 28, 2006
   Shares sold .................................       1,349,975   $   15,176,472          765,261   $    9,270,956
   Shares issued in reinvestment of
    distributions ..............................          89,196        1,002,627           81,584          988,535
   Shares redeemed .............................        (770,280)      (8,710,315)        (613,213)      (7,422,579)
                                                  -------------------------------------------------------------------
   Net increase (decrease) .....................         668,891   $    7,468,784          233,632   $    2,836,912
                                                  ===================================================================
Year ended February 28, 2005
   Shares sold .................................         794,345   $    8,850,669          513,117   $    6,180,989
   Shares issued in reinvestment of
    distributions ..............................          84,234          935,937           81,857          981,964
   Shares redeemed .............................        (791,281)      (8,743,957)        (735,871)      (8,777,494)
                                                  -------------------------------------------------------------------
   Net increase (decrease) .....................          87,298   $    1,042,649         (140,897)  $   (1,614,541)
                                                  ===================================================================

                                                  -------------------------------------------------------------------
                                                        FRANKLIN CONNECTICUT                FRANKLIN DOUBLE
                                                              TAX-FREE                         TAX-FREE
                                                            INCOME FUND                       INCOME FUND
                                                  -------------------------------------------------------------------
                                                        SHARES         AMOUNT             SHARES         AMOUNT
                                                  -------------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2006
   Shares sold .................................       4,154,513   $   46,128,395        7,635,503   $   91,396,425
   Shares issued in reinvestment of
    distributions ..............................         571,197        6,347,565          710,309        8,499,575
   Shares redeemed .............................      (2,446,141)     (27,156,879)      (3,226,425)     (38,579,067)
                                                  -------------------------------------------------------------------
   Net increase (decrease) .....................       2,279,569   $   25,319,081        5,119,387   $   61,316,933
                                                  ===================================================================
Year ended February 28, 2005
   Shares sold .................................       2,067,875   $   22,577,680        3,999,188   $   47,467,574
   Shares issued in reinvestment of
    distributions ..............................         545,179        5,967,680          648,279        7,643,964
   Shares redeemed .............................      (4,082,617)     (44,638,280)      (3,595,244)     (42,232,794)
                                                  -------------------------------------------------------------------
   Net increase (decrease) .....................      (1,469,563)  $  (16,092,920)       1,052,223   $   12,878,744
                                                  ===================================================================


216 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                  -------------------------------------------------------------------
                                                        FRANKLIN CONNECTICUT                FRANKLIN DOUBLE
                                                              TAX-FREE                         TAX-FREE
                                                            INCOME FUND                       INCOME FUND
                                                  -------------------------------------------------------------------
                                                         SHARES        AMOUNT              SHARES        AMOUNT
                                                  -------------------------------------------------------------------
CLASS C SHARES:
Year ended February 28, 2006
   Shares sold .................................         939,542   $   10,484,884        1,426,473   $   17,137,658
   Shares issued in reinvestment of
    distributions ..............................          95,710        1,068,446           92,680        1,112,794
   Shares redeemed .............................        (618,737)      (6,911,715)        (657,469)      (7,879,721)
                                                  -------------------------------------------------------------------
   Net increase (decrease) .....................         416,515   $    4,641,615          861,684   $   10,370,731
                                                  ===================================================================
Year ended February 28, 2005
   Shares sold .................................         549,629   $    6,071,791          845,866   $   10,029,861
   Shares issued in reinvestment of
    distributions ..............................          92,823        1,020,490           89,667        1,060,058
   Shares redeemed .............................        (808,109)      (8,790,587)        (908,660)     (10,655,101)
                                                  -------------------------------------------------------------------
   Net increase (decrease) .....................        (165,657)   $  (1,698,306)          26,873   $      434,818
                                                  ===================================================================

                                                  -------------------------------------------------------------------
                                                          FRANKLIN FEDERAL                 FRANKLIN FEDERAL
                                                     INTERMEDIATE-TERM TAX-FREE          LIMITED-TERM TAX-FREE
                                                            INCOME FUND                       INCOME FUND
                                                  -------------------------------------------------------------------
                                                       SHARES          AMOUNT             SHARES         AMOUNT
                                                  -------------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2006
   Shares sold .................................      13,659,935   $  156,346,796        1,397,484   $   13,911,639
   Shares issued in reinvestment of
    distributions ..............................       1,066,740       12,218,991           49,964          497,165
   Shares redeemed .............................     (10,324,457)    (118,113,110)      (2,150,605)     (21,406,229)
                                                  -------------------------------------------------------------------
   Net increase (decrease) .....................       4,402,218   $   50,452,677         (703,157)  $   (6,997,425)
                                                  ===================================================================
Year ended February 28, 2005
   Shares sold .................................      14,052,916   $  161,358,688        3,731,769   $   37,422,908
   Shares issued in reinvestment of
    distributions ..............................         930,492       10,695,590           31,162          312,538
   Shares redeemed .............................     (10,777,438)    (123,102,375)      (2,834,042)     (28,397,742)
                                                  -------------------------------------------------------------------
   Net increase (decrease) .....................       4,205,970   $   48,951,903          928,889   $    9,337,704
                                                  ===================================================================
CLASS C SHARES:
Year ended February 28, 2006
   Shares sold .................................       1,170,334   $   13,451,826
   Shares issued in reinvestment of
    distributions ..............................          53,817          617,525
   Shares redeemed .............................        (614,309)      (7,043,275)
                                                  ---------------------------------
   Net increase (decrease) .....................         609,842   $    7,026,076
                                                  =================================
Year ended February 28, 2005
   Shares sold .................................       1,315,567   $   15,089,187
   Shares issued in reinvestment of
    distributions ..............................          35,726          411,514
   Shares redeemed .............................        (273,279)      (3,115,047)
                                                  ---------------------------------
   Net increase (decrease) .....................       1,078,014   $   12,385,654
                                                  =================================


                                                             Annual Report | 217

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                              ------------------------------------------------------------
                                                                    FRANKLIN HIGH YIELD          FRANKLIN NEW JERSEY
                                                                        TAX-FREE                       TAX-FREE
                                                                      INCOME FUND                    INCOME FUND
                                                              ------------------------------------------------------------
                                                                 SHARES         AMOUNT         SHARES         AMOUNT
                                                              ------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2006
   Shares sold ............................................    76,040,423   $  823,076,161   14,208,081   $  172,729,035
   Shares issued in reinvestment of distributions .........    12,217,135      132,235,296    1,791,284       21,795,959
   Shares redeemed ........................................   (56,420,469)    (609,006,109)  (7,645,953)     (92,911,256)
                                                              ------------------------------------------------------------
   Net increase (decrease) ................................    31,837,089   $  346,305,348    8,353,412   $  101,613,738
                                                              ============================================================
Year ended February 28, 2005
   Shares sold ............................................    56,251,855   $  599,282,094    8,588,493   $  103,296,440
   Shares issued in reinvestment of distributions .........    11,957,112      127,043,112    1,678,694       20,179,266
   Shares redeemed ........................................   (56,044,239)    (594,121,437)  (9,536,882)    (113,971,176)
                                                              ------------------------------------------------------------
   Net increase (decrease) ................................    12,164,728   $  132,203,769      730,305   $    9,504,530
                                                              ============================================================
CLASS B SHARES:
Year ended February 28, 2006
   Shares sold ............................................       416,566   $    4,531,659       68,597   $      838,868
   Shares issued in reinvestment of distributions .........       578,436        6,300,714      164,156        2,008,818
   Shares redeemed ........................................    (2,655,064)     (28,896,943)    (617,285)      (7,548,396)
                                                              ------------------------------------------------------------
   Net increase (decrease) ................................    (1,660,062)  $  (18,064,570)    (384,532)  $   (4,700,710)
                                                              ============================================================
Year ended February 28, 2005
   Shares sold ............................................     2,914,068   $   31,127,892      924,871   $   11,185,470
   Shares issued in reinvestment of distributions .........       627,368        6,703,996      170,492        2,060,381
   Shares redeemed ........................................    (2,953,231)     (31,392,129)    (831,971)     (10,015,359)
                                                              ------------------------------------------------------------
   Net increase (decrease) ................................       588,205   $    6,439,759      263,392   $    3,230,492
                                                              ============================================================
CLASS C SHARES:
Year ended February 28, 2006
   Shares sold ............................................    15,987,715   $  174,932,594    3,135,704   $   38,437,567
   Shares issued in reinvestment of distributions .........     1,557,184       17,024,337      257,992        3,163,008
   Shares redeemed ........................................    (7,985,897)     (87,163,996)  (1,573,597)     (19,297,200)
                                                              ------------------------------------------------------------
   Net increase (decrease) ................................     9,559,002   $  104,792,935    1,820,099   $   22,303,375
                                                              ============================================================
Year ended February 28, 2005
   Shares sold ............................................    10,092,004   $  108,556,344    1,942,760   $   23,583,371
   Shares issued in reinvestment of distributions .........     1,462,817       15,690,622      232,478        2,815,002
   Shares redeemed ........................................    (9,556,507)    (102,263,636)  (1,691,439)     (20,401,563)
                                                              ------------------------------------------------------------
   Net increase (decrease) ................................     1,998,314   $   21,983,330      483,799   $    5,996,810
                                                              ============================================================


218 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                               -------------------
                                                               FRANKLIN HIGH YIELD
                                                                    TAX-FREE
                                                                   INCOME FUND
                                                               -------------------
                                                               SHARES     AMOUNT
                                                               -------------------
ADVISOR CLASS SHARES:
Period ended February 28, 2006 a
   Shares sold .............................................   43,438   $ 467,975
   Shares issued in reinvestment of distributions ..........        1          11
                                                               -------------------
   Net increase (decrease) .................................   43,439   $ 467,986
                                                               ===================

a     For the period January 3, 2006 (effective date) to February 28, 2006.

                                                               ------------------------------------------------------------
                                                                     FRANKLIN OREGON            FRANKLIN PENNSYLVANIA
                                                                         TAX-FREE                     TAX-FREE
                                                                       INCOME FUND                   INCOME FUND
                                                               ------------------------------------------------------------
                                                                 SHARES         AMOUNT          SHARES         AMOUNT
                                                               ------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2006
   Shares sold .............................................    8,774,698   $  104,336,218     8,345,300   $   87,155,893
   Shares issued in reinvestment of distributions ..........    1,328,280       15,795,327     1,673,252       17,486,178
   Shares redeemed .........................................   (5,411,758)     (64,287,803)   (7,398,908)     (77,240,216)
                                                               ------------------------------------------------------------
   Net increase (decrease) .................................    4,691,220   $   55,843,742     2,619,644   $   27,401,855
                                                               ============================================================
Year ended February 28, 2005
   Shares sold .............................................    6,443,827   $   75,822,532     5,634,383   $   58,622,685
   Shares issued in reinvestment of distributions ..........    1,279,124       15,041,204     1,642,395       17,060,437
   Shares redeemed .........................................   (6,228,102)     (72,979,927)  (10,092,555)    (104,360,117)
                                                               ------------------------------------------------------------
   Net increase (decrease) .................................    1,494,849   $   17,883,809    (2,815,777)  $  (28,676,995)
                                                               ============================================================
CLASS B SHARES:
Year ended February 28, 2006
   Shares sold .............................................                                      47,342   $      497,161
   Shares issued in reinvestment of distributions ..........                                     109,207        1,145,145
   Shares redeemed .........................................                                    (546,101)      (5,714,263)
                                                                                             ------------------------------
   Net increase (decrease) .................................                                    (389,552)  $   (4,071,957)
                                                                                             ==============================
Year ended February 28, 2005
   Shares sold .............................................                                     568,298   $    5,944,173
   Shares issued in reinvestment of distributions ..........                                     113,405        1,181,707
   Shares redeemed .........................................                                    (448,979)      (4,664,299)
                                                                                             ------------------------------
   Net increase (decrease) .................................                                     232,724   $    2,461,581
                                                                                             ==============================


                                                             Annual Report | 219

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                               -----------------------------------------------------------
                                                                     FRANKLIN OREGON            FRANKLIN PENNSYLVANIA
                                                                         TAX-FREE                     TAX-FREE
                                                                       INCOME FUND                   INCOME FUND
                                                               -----------------------------------------------------------
                                                                 SHARES         AMOUNT         SHARES         AMOUNT
                                                               -----------------------------------------------------------
CLASS C SHARES:
Year ended February 28, 2006
   Shares sold .............................................    1,387,470   $   16,643,100     1,653,167   $  17,408,706
   Shares issued in reinvestment of distributions ..........      154,952        1,859,772       198,765       2,092,400
   Shares redeemed .........................................     (786,351)      (9,420,572)     (996,318)    (10,475,686)
                                                               -----------------------------------------------------------
   Net increase (decrease) .................................      756,071   $    9,082,300       855,614   $   9,025,420
                                                               ===========================================================
Year ended February 28, 2005
   Shares sold .............................................      796,153   $    9,439,734     1,241,307   $  13,046,278
   Shares issued in reinvestment of distributions ..........      156,824        1,860,200       188,760       1,973,839
   Shares redeemed .........................................   (1,330,206)     (15,669,991)   (1,482,117)    (15,454,855)
                                                               -----------------------------------------------------------
   Net increase (decrease) .................................     (377,229)  $   (4,370,057)      (52,050)  $    (434,738)
                                                               ===========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                                AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                        Investment manager
Franklin Templeton Services, LLC (FT Services)            Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)      Principal underwriter
Franklin Templeton Investor Services, LLC (Investor       Transfer agent
   Services)

A. MANAGEMENT FEES

Effective May 1, 2005, the Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
     0.625%             Up to and including $100 million
     0.500%             Over $100 million, up to and including $250 million
     0.450%             Over $250 million, up to and including $10 billion
     0.440%             Over $10 billion, up to and including $12.5 billion
     0.420%             Over $12.5 billion, up to and including $15 billion
     0.400%             Over $15 billion, up to and including $17.5 billion
     0.380%             Over $17.5 billion, up to and including $20 billion
     0.360%             In excess of $20 billion


220 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

Prior to May 1, 2005, the annualized fee rate of 0.450% was applicable to net assets in excess of $250 million.

The Franklin Federal Limited-Term Tax-Free Income Funds pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.500%            Up to and including $100 million
      0.450%            Over $100 million, up to and including $250 million
      0.425%            Over $250 million, up to and including $500 million
      0.400%            In excess of $500 million

B. ADMINISTRATIVE FEES

The Franklin Federal Limited-Term Tax-Free Income Fund pays an administrative fee to FT services of 0.20% per year of the average daily net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, reimburse Distributors up to 0.10% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of each Fund's shares.

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                    ----------------------------------------------------------------------
                                                                                              FRANKLIN
                                      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN       FEDERAL
                                      ARIZONA       COLORADO    CONNECTICUT      DOUBLE     INTERMEDIATE-
                                      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE    TERM TAX-FREE
                                    INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND    INCOME FUND
                                    ----------------------------------------------------------------------
Class B .........................      0.65%           --            --            --             --
Class C .........................      0.65%         0.65%         0.65%         0.65%          0.65%


                                                             Annual Report | 221

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

                                    ---------------------------------------------------------------------
                                      FRANKLIN
                                       FEDERAL      FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN
                                    LIMITED-TERM   HIGH YIELD    NEW JERSEY      OREGON      PENNSYLVANIA
                                      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE       TAX-FREE
                                     INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND    INCOME FUND
                                    ---------------------------------------------------------------------
Class A .........................      0.15%            --            --            --            --
Class B .........................        --           0.65%         0.65%           --          0.65%
Class C .........................        --           0.65%         0.65%         0.65%         0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                   ------------------------------------------------------
                                                     FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                                                     ARIZONA       COLORADO    CONNECTICUT      DOUBLE
                                                     TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                                                   INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                                   ------------------------------------------------------
Net sales charges received a ...................     $295,349      $152,494      $88,717       $233,917
Contingent deferred sales charges retained .....     $ 34,876      $  8,875      $ 9,715       $ 16,938

                                                   ---------------------------------------------------------
                                                     FRANKLIN        FRANKLIN
                                                      FEDERAL         FEDERAL       FRANKLIN      FRANKLIN
                                                   INTERMEDIATE-   LIMITED-TERM    HIGH YIELD    NEW JERSEY
                                                   TERM TAX-FREE     TAX-FREE       TAX-FREE      TAX-FREE
                                                    INCOME FUND     INCOME FUND    INCOME FUND   INCOME FUND
                                                   ---------------------------------------------------------
Net sales charges received a ...................      $69,219          $187         $1,867,561    $336,067
Contingent deferred sales charges retained .....      $25,218          $483         $  471,601    $129,879

                                                   -----------------------------
                                                     FRANKLIN        FRANKLIN
                                                      OREGON       PENNSYLVANIA
                                                      TAX-FREE       TAX-FREE
                                                    INCOME FUND     INCOME FUND
                                                   -----------------------------
Net sales charges received a ...................     $345,932        $271,405
Contingent deferred sales charges retained .....     $  8,829        $ 66,944

a     Net of commissions paid to unaffiliated broker/dealers

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                   ---------------------------------------------------------
                                                     FRANKLIN        FRANKLIN       FRANKLIN      FRANKLIN
                                                      ARIZONA        COLORADO      CONNECTICUT     DOUBLE
                                                     TAX-FREE        TAX-FREE       TAX-FREE      TAX-FREE
                                                    INCOME FUND     INCOME FUND    INCOME FUND   INCOME FUND
                                                   ---------------------------------------------------------
Transfer agent fees ............................      $204,414       $109,720        $89,914       $141,902


222 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES (CONTINUED)

                          ------------------------------------------------------
                             FRANKLIN      FRANKLIN
                             FEDERAL       FEDERAL       FRANKLIN    FRANKLIN
                          INTERMEDIATE-  LIMITED-TERM   HIGH YIELD  NEW JERSEY
                          TERM TAX-FREE    TAX-FREE      TAX-FREE    TAX-FREE
                           INCOME FUND   INCOME FUND   INCOME FUND  INCOME FUND
                          ------------------------------------------------------
Transfer agent fees ....   $  165,538      $  10,120   $ 1,797,780   $ 322,268

                          ----------------------------
                            FRANKLIN       FRANKLIN
                             OREGON      PENNSYLVANIA
                            TAX-FREE       TAX-FREE
                           INCOME FUND   INCOME FUND
                          ----------------------------
Transfer agent fees ....   $ 181,311       $ 326,350

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Federal Limited-Term Tax-Free Income Fund, FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Advisers agreed in advance to voluntarily waive a portion of management fees, as noted in the Statement of Operations. Total expenses waived by FT Services and Advisers are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.

4. INCOME TAXES

At February 28, 2006, the Funds had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended February 28, 2006, the Funds utilized capital loss carryforwards as follows:

--------------------------------------------------------------------------------
 FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN
 COLORADO       CONNECTICUT       NEW JERSEY         OREGON        PENNSYLVANIA
 TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE
INCOME FUND     INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
--------------------------------------------------------------------------------
$ 1,143,273     $   943,035      $   845,791      $   190,955      $  1,346,016

At February 28, 2006, the capital loss carryforwards were as follows:

                            ----------------------------------------------------
                              FRANKLIN     FRANKLIN     FRANKLIN      FRANKLIN
                              ARIZONA      COLORADO    CONNECTICUT     DOUBLE
                              TAX-FREE     TAX-FREE     TAX-FREE      TAX-FREE
                            INCOME FUND  INCOME FUND   INCOME FUND  INCOME FUND
                            ----------------------------------------------------
Capital loss carryforwards
   expiring in:
   2008 ..................  $        --  $     45,412  $ 1,513,978  $        --
   2009 ..................           --     1,524,288      427,481           --
   2011 ..................           --        81,665       53,698           --
   2012 ..................   20,108,487     4,695,674    3,034,219           --
   2013 ..................           --            --           --      200,921
   2014 ..................    2,638,564            --           --      152,458
                            ----------------------------------------------------
                            $22,747,051  $  6,347,039  $ 5,029,376  $   353,379
                            ====================================================


                                                             Annual Report | 223

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                                  -----------------------------------------------------------
                                                     FRANKLIN       FRANKLIN
                                                     FEDERAL        FEDERAL        FRANKLIN       FRANKLIN
                                                  INTERMEDIATE-   LIMITED-TERM    HIGH-YIELD     NEW JERSEY
                                                  TERM TAX-FREE     TAX-FREE       TAX-FREE       TAX-FREE
                                                   INCOME FUND    INCOME FUND    INCOME FUND     INCOME FUND
                                                  -----------------------------------------------------------
Capital loss carryforwards expiring in:
   2008 .......................................   $     314,284   $         --   $  37,171,665   $        --
   2009 .......................................       1,207,419             --      73,985,675            --
   2010 .......................................         614,893             --      63,519,381            --
   2011 .......................................              --             --     131,377,453            --
   2012 .......................................       2,156,839             --      50,621,589     2,339,394
   2013 .......................................         373,568             --      35,250,377            --
   2014 .......................................         213,358         22,356       7,711,279            --
                                                  -----------------------------------------------------------
                                                  $   4,880,361   $     22,356   $ 399,637,419   $ 2,339,394
                                                  ===========================================================

                                                  -----------------------------
                                                    FRANKLIN        FRANKLIN
                                                     OREGON       PENNSYLVANIA
                                                    TAX-FREE        TAX-FREE
                                                   INCOME FUND     INCOME FUND
                                                  -----------------------------
Capital loss carryforwards expiring in:
   2008 .......................................   $   1,546,530   $    153,672
   2009 .......................................         966,007      3,680,545
   2010 .......................................       1,860,003      4,726,279
   2012 .......................................       2,455,722             --
   2013 .......................................              --        876,215
   2014 .......................................              --             --
                                                  -----------------------------
                                                  $   6,828,262   $  9,436,711
                                                  =============================

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2006, the funds that deferred realized capital losses were as follows:

--------------------------------------------------------------------------------
                                               FRANKLIN              FRANKLIN
 FRANKLIN               FRANKLIN               FEDERAL               FEDERAL
 ARIZONA                 DOUBLE             INTERMEDIATE-          LIMITED-TERM
 TAX-FREE               TAX-FREE            TERM TAX-FREE            TAX-FREE
INCOME FUND           INCOME FUND            INCOME FUND           INCOME FUND
--------------------------------------------------------------------------------
 $ 664,387             $  49,828              $  30,489              $ 42,078

On February 28, 2006, the Franklin Federal Intermediate-Term Tax-Free Income Fund had expired capital loss carryforwards of $95,778, which were reclassified to paid-in capital.


224 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended February 28, 2006 and 2005, was as follows:

                                                      -----------------------------------------------------------
                                                            FRANKLIN ARIZONA             FRANKLIN COLORADO
                                                          TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                      -----------------------------------------------------------
                                                           2006           2005          2006            2005
                                                      -----------------------------------------------------------
Distributions paid from - tax exempt income ........  $  39,640,562  $  41,260,229  $  17,286,789  $  16,727,722

                                                      ------------------------------------------------------------
                                                           FRANKLIN CONNECTICUT          FRANKLIN DOUBLE
                                                           TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                      ------------------------------------------------------------
                                                           2006           2005          2006            2005
                                                      ------------------------------------------------------------
Distributions paid from:
   Tax exempt income ...............................  $  12,957,283  $  12,603,538  $  15,639,705  $  14,343,372
   Long term capital gain ..........................             --             --             --        591,930
                                                      ------------------------------------------------------------
                                                      $  12,957,283  $  12,603,538  $  15,639,705  $  14,935,302
                                                      ============================================================

                                                      ------------------------------------------------------------
                                                            FRANKLIN FEDERAL              FRANKLIN FEDERAL
                                                           INTERMEDIATE-TERM                LIMITED-TERM
                                                          TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                      ------------------------------------------------------------
                                                           2006           2005          2006            2005
                                                      ------------------------------------------------------------
Distributions paid from - tax exempt income ........  $  19,392,759  $  17,494,657  $     618,849  $     448,664

                                                      ------------------------------------------------------------
                                                           FRANKLIN HIGH YIELD           FRANKLIN NEW JERSEY
                                                           TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                      ------------------------------------------------------------
                                                           2006           2005          2006            2005
                                                      ------------------------------------------------------------
Distributions paid from - tax exempt income ........  $ 292,278,804  $ 288,166,798  $  44,076,326  $  41,520,883

                                                      ------------------------------------------------------------
                                                            FRANKLIN OREGON            FRANKLIN PENNSYLVANIA
                                                          TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                      ------------------------------------------------------------
                                                           2006           2005          2006            2005
                                                      ------------------------------------------------------------
Distributions paid from - tax exempt income ........  $  28,490,030  $  27,690,166  $  36,075,499  $  36,075,342

At February 28, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income and undistributed ordinary income for income tax purposes were as follows:

                                                                     ---------------------------------------------
                                                                        FRANKLIN      FRANKLIN         FRANKLIN
                                                                        ARIZONA       COLORADO       CONNECTICUT
                                                                        TAX-FREE      TAX-FREE         TAX-FREE
                                                                      INCOME FUND    INCOME FUND     INCOME FUND
                                                                     ---------------------------------------------
Cost of investments ..............................................   $ 898,926,107  $ 404,681,270  $ 304,137,912
                                                                     =============================================
Unrealized appreciation ..........................................   $  52,410,792  $  24,675,200  $  15,278,757
Unrealized depreciation ..........................................        (292,100)            --        (99,892)
                                                                     ---------------------------------------------
Net unrealized appreciation (depreciation) .......................   $  52,118,692  $  24,675,200  $  15,178,865
                                                                     =============================================
Distributable earnings - undistributed tax exempt income .........   $     483,444  $     150,041  $     135,039
                                                                     =============================================


                                                             Annual Report | 225

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                                                    --------------------------------------------------------
                                                                       FRANKLIN        FRANKLIN FEDERAL   FRANKLIN FEDERAL
                                                                        DOUBLE        INTERMEDIATE-TERM     LIMITED-TERM
                                                                       TAX-FREE            TAX-FREE           TAX-FREE
                                                                      INCOME FUND        INCOME FUND         INCOME FUND
                                                                    --------------------------------------------------------
Cost of investments .............................................   $   403,250,792   $     558,600,807   $     26,327,220
                                                                    ========================================================

Unrealized appreciation .........................................   $    19,394,114   $      14,180,867   $          3,243
Unrealized depreciation .........................................          (445,091)           (426,616)          (393,085)
                                                                    --------------------------------------------------------
Net unrealized appreciation (depreciation) ......................   $    18,949,023   $      13,754,251   $       (389,842)
                                                                    ========================================================

Distributable earnings - undistributed tax exempt income ........   $       213,102   $         423,557   $         78,034
                                                                    ========================================================

                                                                    --------------------------------------------------------
                                                                       FRANKLIN           FRANKLIN            FRANKLIN
                                                                      HIGH YIELD         NEW JERSEY            OREGON
                                                                       TAX-FREE           TAX-FREE            TAX-FREE
                                                                      INCOME FUND        INCOME FUND         INCOME FUND
                                                                    --------------------------------------------------------
Cost of investments .............................................   $ 5,606,918,348   $   1,038,323,016   $    664,450,955
                                                                    ========================================================

Unrealized appreciation .........................................   $   388,599,269   $      62,199,185   $     38,409,145
Unrealized depreciation .........................................       (70,891,677)           (377,585)           (55,859)
                                                                    --------------------------------------------------------
Net unrealized appreciation (depreciation) ......................   $   317,707,592   $      61,821,600   $     38,353,286
                                                                    ========================================================

Undistributed tax exempt income .................................   $     9,767,828   $         469,136   $        498,138
Undistributed ordinary income ...................................            36,085                  --                 --
                                                                    --------------------------------------------------------
Distributable earnings ..........................................   $     9,803,913   $         469,136   $        498,138
                                                                    ========================================================

                                                                    ---------------
                                                                        FRANKLIN
                                                                      PENNSYLVANIA
                                                                        TAX-FREE
                                                                      INCOME FUND
                                                                    ---------------
Cost of investments .............................................   $   803,952,644
                                                                    ===============

Unrealized appreciation .........................................   $    44,080,239
Unrealized depreciation .........................................           (85,980)
                                                                    ---------------
Net unrealized appreciation (depreciation) ......................   $    43,994,259
                                                                    ===============

Distributable earnings - undistributed tax exempt income ........   $       450,934
                                                                    ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond workout expenditures and bond discounts.


226 | Annual Report

Franklin Tax-Free Trust

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2006, were as follows:

                 ---------------------------------------------------------------
                   FRANKLIN        FRANKLIN          FRANKLIN        FRANKLIN
                    ARIZONA        COLORADO        CONNECTICUT        DOUBLE
                   TAX-FREE        TAX-FREE          TAX-FREE        TAX-FREE
                  INCOME FUND     INCOME FUND      INCOME FUND      INCOME FUND
                 ---------------------------------------------------------------
Purchases .....  $ 357,219,995   $ 132,956,324    $ 53,596,875     $ 123,032,916
Sales .........  $ 306,931,146   $  91,181,707    $ 23,186,894     $  53,524,033

                 ---------------------------------------------------------------
                   FRANKLIN         FRANKLIN
                    FEDERAL         FEDERAL         FRANKLIN         FRANKLIN
                 INTERMEDIATE-    LIMITED-TERM     HIGH YIELD       NEW JERSEY
                 TERM TAX-FREE      TAX-FREE        TAX-FREE         TAX-FREE
                  INCOME FUND     INCOME FUND      INCOME FUND      INCOME FUND
                 ---------------------------------------------------------------
Purchases .....  $ 133,142,591   $   8,771,345   $ 1,057,025,393   $ 196,494,463
Sales .........  $  68,187,995   $  13,265,075   $   655,984,926   $  83,647,422

                 -----------------------------
                   FRANKLIN         FRANKLIN
                    OREGON        PENNSYLVANIA
                   TAX-FREE         TAX-FREE
                  INCOME FUND     INCOME FUND
                 -----------------------------
Purchases .....  $  96,527,455   $ 141,791,006
Sales .........  $  32,910,054   $ 108,836,503

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Yield Tax-Free Income Fund has 36.80% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 28, 2006, the aggregate value of these securities was $97,526,324, representing 1.62% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.


                                                             Annual Report | 227

Franklin Tax-Free Trust

7. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state, except for the Franklin Federal Intermediate-Term Tax-Free Income Fund, the Franklin Federal Limited-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund. Such concentration may subject the funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states.

8. OTHER CONSIDERATIONS

The Oregon Economic Development Department ("OEDD"), the issuer of Oregon Economic Development Department Revenue Bonds (Georgia-Pacific Corporation 1995 Project), Series 157, maturing on August 1, 2025 (the "Bonds") held by Franklin Oregon Tax-Free Income Fund (the "Oregon Fund"), received a proposed adverse determination letter during the fiscal year ended February 28, 2006, from the Internal Revenue Service ("IRS") in which the IRS indicated that the interest paid to bondholders of the Bonds is not excludable from gross income. The Oregon Fund has been holding the Bonds since April 1996 and has passed through the interest earned on the Bonds to the shareholders of the Oregon Fund in the form of non-taxable dividends during the holding period. In addition, the Oregon Fund has been contacted by the IRS informing it of this determination. OEDD and Georgia-Pacific Corporation (GP) are contesting the IRS determination; however, the ultimate outcome of this matter is unknown at this time. If OEDD and/or GP were to fail to obtain a favorable final determination, the Oregon Fund could be subject to tax expense plus interest which is estimated to be approximately $813,000 at February 28, 2006. In various SEC filings, GP has stated that it will take steps to ensure the bondholders will be made whole with respect to any liability caused by the IRS determination. The Trust's management believes that the final outcome of this matter will not have a material adverse impact to the Oregon Fund.

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments


228 | Annual Report

Franklin Tax-Free Trust

9. REGULATORY MATTERS (CONTINUED)

to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Trust did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


                                                             Annual Report | 229

Franklin Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund and Franklin Pennsylvania Tax-Free Income Fund (separate portfolios of the Franklin Tax-Free Trust, hereafter referred to as the "Funds") at February 28, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 12, 2006


230 | Annual Report

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2006. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2007, shareholders will be notified of amounts for use in preparing their 2006 income tax returns.


                                                             Annual Report | 231

Franklin Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION           TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)              Trustee            Since 1984          140                       Director, Bar-S Foods (meat
One Franklin Parkway                                                                                  packing company).
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)           Trustee            Since 1989          141                       None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)              Trustee            Since 1998          136                       Director, Amerada Hess
One Franklin Parkway                                                                                  Corporation (exploration and
San Mateo, CA 94403-1906                                                                              refining of oil and gas),
                                                                                                      H.J. Heinz Company (processed
                                                                                                      foods and allied products),
                                                                                                      RTI International Metals,
                                                                                                      Inc. (manufacture and
                                                                                                      distribution of titanium),
                                                                                                      Canadian National Railway
                                                                                                      (railroad), and White
                                                                                                      Mountains Insurance Group,
                                                                                                      Ltd. (holding company).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)             Trustee            Since 1984          114                       Director, Center for Creative
One Franklin Parkway                                                                                  Land Recycling
San Mateo, CA 94403-1906                                                                              (redevelopment).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
-----------------------------------------------------------------------------------------------------------------------------------


232 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION           TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)             Trustee            Since 1992          140                       Director, Martek Biosciences
One Franklin Parkway                                                                                  Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                              (biotechnology), and
                                                                                                      Overstock.com (Internet
                                                                                                      services); and FORMERLY,
                                                                                                      Director, MCI Communication
                                                                                                      Corporation (subsequently
                                                                                                      known as MCI WorldCom, Inc.
                                                                                                      and WorldCom, Inc.)
                                                                                                      (communications services)
                                                                                                      (1988-2002), White Mountains
                                                                                                      Insurance Group, Ltd.
                                                                                                      (holding company)
                                                                                                      (1987-2004) and Spacehab,
                                                                                                      Inc. (aerospace services)
                                                                                                      (1994-2003).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)                Trustee            Since June 2005     103                       Director, White Mountains
One Franklin Parkway                                                                                  Insurance Group, Ltd.
San Mateo, CA 94403-1906                                                                              (holding company), Amerada
                                                                                                      Hess Corporation (exploration
                                                                                                      and refining of oil and gas)
                                                                                                      and Sentient Jet (private jet
                                                                                                      service); and FORMERLY,
                                                                                                      Director, Becton Dickinson
                                                                                                      and Company (medical
                                                                                                      technology), Cooper
                                                                                                      Industries, Inc. (electrical
                                                                                                      products and tools and
                                                                                                      hardware), Health Net, Inc.
                                                                                                      (formerly, Foundation Health)
                                                                                                      (integrated managed care),
                                                                                                      The Hertz Corporation,
                                                                                                      Pacific Southwest Airlines,
                                                                                                      The RCA Corporation, Unicom
                                                                                                      (formerly, Commonwealth
                                                                                                      Edison) and UAL Corporation
                                                                                                      (airlines).
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 233

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION           TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)          Trustee and        Since 1984          140                       None
One Franklin Parkway                 Chairman of
San Mateo, CA 94403-1906             the Board
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)      Trustee,           Trustee since       123                       None
One Franklin Parkway                 President and      1984, President
San Mateo, CA 94403-1906             Chief              since 1993 and
                                     Executive          Chief Executive
                                     Officer -          Officer -
                                     Investment         Investment
                                     Management         Management
                                                        since 2002
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (1959)                Vice President     Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)               Vice President     Since 1986          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (1965)         Vice President     Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


234 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION           TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)                Chief              Chief Compliance    Not Applicable            Not Applicable
One Franklin Parkway                 Compliance         Officer since
San Mateo, CA 94403-1906             Officer and        2004 and Vice
                                     Vice President     President - AML
                                     - AML              Compliance since
                                     Compliance         March 2006
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)               Treasurer          Since 2004          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
-----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)              Senior Vice        Since 2002          Not Applicable            Not Applicable
500 East Broward Blvd.               President and
Suite 2100                           Chief
Fort Lauderdale, FL 33394-3091       Executive
                                     Officer -
                                     Finance and
                                     Administration
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)                 Vice President     Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)                Secretary          Since October       Not Applicable            Not Applicable
One Franklin Parkway                                     2005
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 33 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 235

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION           TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)              Vice President     Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)                 Vice President     Since October       Not Applicable            Not Applicable
One Franklin Parkway                                    2005
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
-----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)               Chief Financial    Since 2004          Not Applicable            Not Applicable
500 East Broward Blvd.               Officer and
Suite 2100                           Chief
Fort Lauderdale, FL 33394-3091       Accounting
                                     Officer
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
-----------------------------------------------------------------------------------------------------------------------------------


236 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION           TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (1961)                  Vice President     Since 2000          Not Applicable            None
One Franklin Parkway
San Mateo, CA 94403-1906
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments trust complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                             Annual Report | 237

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders


238 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing backup systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for each Fund showed its investment performance or that of its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2005, and for additional periods ended that date up to ten years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed that the income return for each Fund was either in the highest quintile or second-highest quintile of its performance universe during the one-year period, as well as during each of the previous year periods shown on an annualized basis. The Lipper reports showed the total return for each Fund to be either in the highest quintile or second-highest quintile of its performance universe for the one-year period with varying results for prior periods, depending on the particular Fund. The Board expressed satisfaction with such performance, noting that the investment objective of each of the Funds is to obtain a high level of tax-exempt income. The exceptions were Franklin Federal Limited-Term Tax-Free Income Fund whose income return was in the lowest quintile and total return in the second-lowest quintile of its Lipper performance universe, and Franklin High Yield Tax-Free Income Fund, whose total return was in the second-lowest quintile of its performance universe. The Board was satisfied with management's explanation for performance of Franklin Federal Limited-Term Tax-Free Income Fund, which was that the Fund had not been in existence for more than three years and was of a relatively small size and noted that this Fund's common expenses were limited subject


                                                             Annual Report | 239

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

to fee waivers. The Board was also satisfied with the total return for Franklin High Yield Tax-Free Income Fund, noting that it was in the second-highest quintile of its Lipper performance universe during each of the previous three-, five- and ten-year periods on an annualized basis.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratios of each Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of services covered under a Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the investment management fee charged each Fund in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes an administrative charge as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper report showed that the effective management fee rate for each Fund, with the exception of one small Fund discussed below, was in either the lowest quintile or second-lowest quintile of its Lipper expense group and that the actual total costs for all Funds were in the lowest quintile of their respective Lipper expense groups. The effective management fee rate for Franklin Federal Limited-Term Tax-Free Income Fund was at the median of its Lipper expense group. This Fund is one of the three smallest Funds within Franklin Tax-Free Trust and the Manager absorbed expenses so that the actual management fee paid was below the effective management fee rate. Based on the above, the Board was satisfied with the management fee and total expenses of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual Funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial


240 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Funds, as well as each Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Funds' investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.65% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at the $10 billion asset level thereafter. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund's assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders.


                                                             Annual Report | 241

Franklin Tax-Free Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


242 | Annual Report

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com.See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF3 A2006 04/06

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $532,957 for the fiscal year ended February 28, 2006 and $504,416 for the fiscal year ended February 28, 2005.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended February 28, 2006 and $3,579 for the fiscal year ended February 28, 2005. The services for which these fees were paid included attestation services.

(c)      Tax Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $20,000 for the fiscal year ended February 28, 2006 and $0 for the fiscal year ended February 28, 2005. The services for which these fees were paid included tax compliance.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $34,338 for the fiscal year ended February 28, 2006 and $5,253 for the fiscal year ended February 28, 2005. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 28, 2006 and $64,500 for the fiscal year ended February 28, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $54,338 for the fiscal year ended February 28, 2006 and $73,332 for the fiscal year ended February 28, 2005.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date  April 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By  /s/JIMMY D. GAMBILL
    -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date  April 24, 2006


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date  April 24, 2006